UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-09253

Wells Fargo Funds Trust

(Exact name of registrant as specified in charter)

525 Market St., San Francisco, CA 94105

(Address of principal executive offices) (Zip code)

Alexander Kymn

Wells Fargo Funds Management, LLC

525 Market St., San Francisco, CA 94105

(Name and address of agent for service)

Registrant’s telephone number, including area code: 800-222-8222

Date of fiscal year end: June 30

Registrant is making a filing for 12 of its series:

Wells Fargo Alternative Risk Premia Fund, Wells Fargo California Limited-Term Tax-Free Fund, Wells Fargo California Tax-Free Fund, Wells Fargo High Yield Municipal Bond Fund, Wells Fargo Intermediate Tax/AMT-Free Fund, Wells Fargo Minnesota Tax-Free Fund, Wells Fargo Municipal Bond Fund, Wells Fargo Pennsylvania Tax-Free Fund, Wells Fargo Short-Term Municipal Bond Fund, Wells Fargo Strategic Municipal Bond Fund, Wells Fargo Ultra Short-Term Municipal Income Fund, and Wells Fargo Wisconsin Tax-Free Fund.

Date of reporting period: June 30, 2019

ITEM 1. REPORT TO STOCKHOLDERS

Annual Report

June 30, 2019

Wells Fargo

Minnesota Tax-Free Fund

Beginning on January 1, 2021, as permitted by new regulations adopted by the Securities and Exchange Commission, paper copies of the Wells Fargo Funds’ annual and semi-annual shareholder reports issued after this date will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds’ website, and you will be notified by mail each time a report is posted and provided with a website address to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically at any time by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling 1-800-222-8222 or by enrolling at wellsfargo.com/advantagedelivery.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports; if you invest directly with the Fund, you can call 1-800-222-8222. Your election to receive reports in paper will apply to all Wells Fargo Funds held in your account with your financial intermediary or, if you are a direct investor, to all Wells Fargo Funds that you hold.

Reduce clutter. Save trees.
Sign up for electronic delivery of prospectuses and shareholder reports at wellsfargo.com/advantagedelivery

The views expressed and any forward-looking statements are as of June 30, 2019, unless otherwise noted, and are those of the Fund managers and/or Wells Fargo Asset Management. Discussions of individual securities, or the markets generally, or any Wells Fargo Fund are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements. The views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo Asset Management and the Fund disclaim any obligation to publicly update or revise any views expressed or forward-looking statements.

INVESTMENT PRODUCTS: NOT FDIC INSURED  ◾  NO BANK GUARANTEE  ◾  MAY LOSE VALUE

Wells Fargo Minnesota Tax-Free Fund  |  1

Letter to shareholders (unaudited)

Andrew Owen

President

Wells Fargo Funds

Dear Shareholder:

We are pleased to offer you this annual report for the Wells Fargo Minnesota Tax-Free Fund for the 12-month period that ended June 30, 2019. After the first six months of the period yielded either low-single-digit or negative investment returns, stock and bond investors enjoyed a recovery during the final six months. The gains came amid continued concerns about global economic growth, international trade, geopolitical tensions, and bouts of market volatility.

For the period, U.S. stocks, based on the S&P 500 Index,1 gained 10.42% and international stocks, as measured by the MSCI ACWI ex USA Index (Net),2 rose 1.29%. The MSCI EM Index (Net)3 added 1.21%. For bond investors, the Bloomberg Barclays U.S. Aggregate Bond Index4 added 7.87%, the Bloomberg Barclays Global Aggregate ex-USD Index5 rose 4.10%, the Bloomberg Barclays Municipal Bond Index6 gained 6.71%, and the ICE BofAML U.S. High Yield Index7 added 7.58%.

U.S. and international markets diverged during the third quarter of 2018.

Domestic equity investors received encouraging news during the third quarter of 2018. The U.S. Bureau of Economic Analysis reported second-quarter annualized gross domestic product (GDP) growth of 4.2%. Hiring improved. Unemployment declined. Consumer confidence and spending increased. Third-quarter corporate earnings reports were generally positive. U.S. trade negotiations with Mexico and Canada progressed. The U.S. Federal Reserve (Fed) raised the federal funds rate by 25 basis points (bps; 100 bps equal 1.00%) to a target range of between 2.00% and 2.25% in September, one of four rate increases implemented during 2018, expressing confidence in the strength of the U.S. economic expansion’s durability.

Investors in international markets were not as confident. Tensions between the U.S. and China increased. The U.S. imposed $200 billion in tariffs on Chinese goods. China reacted with $60 billion in tariffs on U.S. goods. Economic growth in China caused concern. During the quarter, the MSCI ACWI ex USA Index (Net) gained 0.71%. The MSCI EM Index (Net) declined 1.09%. In fixed-income markets, U.S. bonds were flat, as measured by the Bloomberg Barclays U.S. Aggregate Bond Index. The Bloomberg Barclays Global Aggregate ex-USD Index fell 1.74%.

[1]

The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.

[2]

The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) ex USA Index (Net) is a free-float-adjusted market-capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets, excluding the U.S. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices or any securities or financial products. This report is not approved, reviewed, or produced by MSCI. You cannot invest directly in an index.

[3]

The MSCI Emerging Markets (EM) Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of emerging markets. You cannot invest directly in an index.

[4]

The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. You cannot invest directly in an index.

[5]

The Bloomberg Barclays Global Aggregate ex-USD Index is an unmanaged index that provides a broad-based measure of the global investment-grade fixed-income markets excluding the U.S. dollar-denominated debt market. You cannot invest directly in an index.

[6]	The Bloomberg Barclays Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.

[7]

The ICE BofAML U.S. High Yield Index is a market-capitalization-weighted index of domestic and Yankee high-yield bonds. The index tracks the performance of high-yield securities traded in the U.S. bond market. You cannot invest directly in an index. Copyright 2019. ICE Data Indices, LLC. All rights reserved.

2  |  Wells Fargo Minnesota Tax-Free Fund

Letter to shareholders (unaudited)

Global markets suffered during the fourth quarter of 2018.

November’s U.S. midterm elections shifted control of the House of Representatives from Republicans to Democrats, presaging partisan clashes that followed and caused uncertainty among investors. Third-quarter U.S. GDP was announced at an annualized 3.4% rate, lower than the second-quarter rate. Brexit efforts stalled ahead of the March 2019 deadline. The People’s Bank of China cut reserve requirement ratios, accelerated infrastructure spending, and cut taxes even as the value of the yuan declined to low levels last seen in 2008. A partial U.S. government shutdown driven by partisan policy disputes extended into January.

The combination of news in the U.S. and generally weak economic indicators outside of the U.S. caused investors to seek safe havens. December’s S&P 500 Index performance was the worst since 1931. Globally, fixed-income investments fared better than stocks during the last two months of the year. The Fed increased the federal funds rate by 25 bps in December to a target range of between 2.25% and 2.50%.

The market climbs a wall of worry.

Investors entered 2019 with reasons to be concerned. Investment returns appeared to reaffirm the adage that markets climb a wall of worry. The S&P 500 Index gained 8.01% for the month of January, the best monthly performance in 30 years. Returns for the MSCI ACWI ex USA Index (Net), the Bloomberg Barclays U.S. Aggregate Bond Index, and the Bloomberg Barclays Global Aggregate ex-USD Index also were positive. The Fed indicated that it would pause its program of regular rate increases during 2019 as inflation remained low.

In February 2019, concerns over slowing global growth persisted. The Bureau of Economic Analysis announced fourth-quarter 2018 GDP grew at an annualized 2.2% rate, down from the levels of the prior two quarters. In a February report, the Bank of England forecast the slowest growth since the financial crisis for 2019. China and the U.S. continued to wrangle over trade issues.

By the end of March 2019, the combination of dovish Fed sentiment and steady, if not spectacular, economic and business metrics reinforced investors’ confidence. Monthly job creation data and corporate profits, while less consistent than during 2018, were solid. China announced a roughly $300 billion stimulus package through tax and fee cuts intended to reinvigorate economic growth.

During April 2019, investors drew confidence from favorable economic projections, sustained low inflation, and solid employment data. First-quarter GDP showed the economy grew at an annualized rate of 3.2% on improvement in business investment and exports. Favorable sentiment extended to foreign markets as the MSCI ACWI ex USA Index (Net) gained 2.64% and the MSCI EM Index (Net) added 2.11% for the month.

During May 2019, investing signals were mixed. In the U.S., partisan wrangling ramped up as Democrats and Republicans set their sights on 2020 presidential politics. The U.K.’s Brexit caused Prime Minister Theresa May to resign. The European Commission downgraded the 2019 growth forecast to 1.2%. The U.S. increased tariffs on products from China, China responded, and then talks broke down. President Donald Trump threatened to turn his foreign policy tariff tool to Mexico over immigration issues. Markets tumbled.

As had been the case during most of 2019 to date, just as the investment horizon appeared to darken, sentiment turned and markets gained. The gains, primarily driven by geopolitical and monetary policy events, drove equity markets to new highs. President Trump dropped his threats of new tariffs on Mexico after talks and further tariffs on China after meeting with China’s President Xi Jinping at the G-20 summit. President Mario Draghi of the European Central Bank said that if the outlook doesn’t

“December’s S&P 500 Index performance was the worst since 1931.”

“The S&P 500 Index gained 8.01% for the month of January, the best monthly performance in 30 years.”

Wells Fargo Minnesota Tax-Free Fund  |  3

Letter to shareholders (unaudited)

improve, the bank will cut rates or buy more assets to prop up inflation. In the U.S., the Fed said growth shifted from “solid” to “moderate” and indicated a willingness to cut rates.

Don’t let short-term uncertainty derail long-term investment goals.

Periods of investment uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. To help you create a sound strategy based on your personal goals and risk tolerance, Wells Fargo Funds offers more than 100 mutual funds spanning a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.

Thank you for choosing to invest with Wells Fargo Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs.

Sincerely,

Andrew Owen

President

Wells Fargo Funds

For further information about your Fund, contact your investment professional, visit our website at wfam.com, or call us directly at 1-800-222-8222.

4  |  Wells Fargo Minnesota Tax-Free Fund

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Performance highlights (unaudited)

Investment objective

The Fund seeks current income exempt from federal income tax and Minnesota individual income tax.

Manager

Wells Fargo Funds Management, LLC

Subadviser

Wells Capital Management Incorporated

Portfolio managers

Wendy Casetta

Bruce R. Johns

Average annual total returns (%) as of June 30, 2019

		Including sales charge			Excluding sales charge			Expense ratios[1] (%)

	Inception date	1 year	5 year	10 year	1 year	5 year	10 year	Gross	Net[2]

Class A (NMTFX)	1-12-1988	0.40	1.86	3.45	5.13	2.80	3.93	0.84	0.84

Class C (WMTCX)	4-8-2005	3.35	2.04	3.15	4.35	2.04	3.15	1.59	1.59

Administrator Class (NWMIX)	8-2-1993	–	–	–	5.29	3.04	4.18	0.78	0.60

Institutional Class (WMTIX)[3]	10-31-2016	–	–	–	5.37	3.10	4.21	0.51	0.51

Bloomberg Barclays Municipal Bond Index[4]	–	–	–	–	6.71	3.64	4.72	–	–

Bloomberg Barclays Minnesota Municipal Bond Index[5]	–	–	–	–	6.39	3.07	4.00	–	–

Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, wfam.com.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.

For Class A shares, the maximum front-end sales charge is 4.50%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including a contingent deferred sales charge assumes the sales charge for the corresponding time period. Administrator Class and Institutional Class shares are sold without a front-end sales charge or contingent deferred sales charge.

Bond values fluctuate in response to the financial condition of individual issuers, general market and economic conditions, and changes in interest rates. Changes in market conditions and government policies may lead to periods of heightened volatility in the bond market and reduced liquidity for certain bonds held by the Fund. In general, when interest rates rise, bond values fall and investors may lose principal value. Interest rate changes and their impact on the Fund and its share price can be sudden and unpredictable. The use of derivatives may reduce returns and/or increase volatility. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). The Fund is exposed to Minnesota municipal securities risk and high-yield securities risk. Consult the Fund’s prospectus for additional information on these and other risks. A portion of the Fund’s income may be subject to federal, state, and/ or local income taxes or the Alternative Minimum Tax (AMT). Any capital gains distributions may be taxable.

Please see footnotes on page 7.

6  |  Wells Fargo Minnesota Tax-Free Fund

Performance highlights (unaudited)

Growth of $10,000 investment as of June 30, 2019[6]

[1]

Reflects the expense ratios as stated in the most recent prospectuses. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report.

[2]

The manager has contractually committed through October 31, 2019, to waive fees and/or reimburse expenses to the extent necessary to cap the expenses of each class after fee waivers at 0.85% for Class A, 1.60% for Class C, 0.60% for Administrator Class, and 0.52% for Institutional Class. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses (if any), and extraordinary expenses are excluded from the expense cap. Prior to or after the commitment expiration date, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees. Without this cap, the Fund’s returns would have been lower. The expense ratio paid by an investor is the net expense ratio (the total annual fund operating expenses after fee waivers) as stated in the prospectuses.

[3]

Historical performance shown for the Institutional Class shares prior to their inception reflects the performance of the Administrator Class shares, and is not adjusted to reflect Institutional Class expenses. If these expenses had been included, returns for Institutional Class shares would be higher.

[4]	The Bloomberg Barclays Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.

[5]	The Bloomberg Barclays Minnesota Municipal Bond Index is the Minnesota component of the Bloomberg Barclays Municipal Bond Index. You cannot invest directly in an index.

[6]

The chart compares the performance of Class A shares for the most recent ten years with the Bloomberg Barclays Municipal Bond Index and the Bloomberg Barclays Minnesota Municipal Bond Index. The chart assumes a hypothetical $10,000 investment in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 4.50%.

[7]	Amounts are calculated based on the long-term total investments of the Fund. These amounts are subject to change and may have changed since the date specified.

[8]

The credit quality distribution of portfolio holdings reflected in the chart is based on ratings from Standard & Poor’s, Moody’s Investors Service, and/or Fitch Ratings Ltd. Credit quality ratings apply to the underlying holdings of the Fund and not to the Fund itself. The percentages of the Fund’s portfolio with the ratings depicted in the chart are calculated based on the total market value of fixed income securities held by the Fund. If a security was rated by all three rating agencies, the middle rating was utilized. If rated by two of three rating agencies, the lower rating was utilized, and if rated by one of the rating agencies, that rating was utilized. Standard & Poor’s rates the creditworthiness of bonds, ranging from AAA (highest) to D (lowest). Ratings from A to CCC may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the rating categories. Standard & Poor’s rates the creditworthiness of short-term notes from SP-1 (highest) to SP-3 (lowest). Moody’s rates the creditworthiness of bonds, ranging from Aaa (highest) to C (lowest). Ratings Aa to B may be modified by the addition of a number 1 (highest) to 3 (lowest) to show relative standing within the ratings categories. Moody’s rates the creditworthiness of short-term U.S. tax-exempt municipal securities from MIG 1/VMIG 1 (highest) to SG (lowest). Fitch rates the creditworthiness of bonds, ranging from AAA (highest) to D (lowest). Credit quality distribution is subject to change and may have changed since the date specified.

Wells Fargo Minnesota Tax-Free Fund  |  7

Performance highlights (unaudited)

MANAGER’S DISCUSSION

Fund highlights

∎

The Fund underperformed its benchmarks, the Bloomberg Barclays Municipal Bond Index, which is the primary benchmark, and the Bloomberg Barclays Minnesota Municipal Bond Index, which is the secondary benchmark, for the 12-month period that ended June 30, 2019.

∎	We extended the Fund’s duration during the year but ended the year shorter than the benchmark, which was a detractor from performance as yields rallied over the second half of the period.

∎

The Fund’s overweight to A-rated and BBB-rated bonds along with an out-of-benchmark position in non-investment-grade bonds were drivers of performance, as lower-rated investment-grade bonds outperformed higher-rated AAA-rated and AA-rated bonds. Additionally, the Fund’s overweights to local general obligation (GO) bonds and education bonds were positive contributors to performance.

Effective maturity distribution as of June 30, 2019[7]

The Fed abruptly changed course from raising rates to a potential rate cut on fading growth expectations.

Throughout most of 2018, the fixed-income markets expected the U.S. Federal Reserve (Fed) to continue the path to normalize monetary policy. Moderate economic growth, stronger employment data, and inflation near its 2% target enabled the Fed to increase the federal funds rate four times in the calendar year. Despite a Fed rate hike in December, the Treasury market rallied in the fourth quarter of 2018 as the market lowered expectations for further rate hikes amid slower global growth, trade tariffs, and uncertainty concerning Britain’s departure from the

European Union. These concerns only increased as we moved into the first half of 2019, and discussions changed from when the Fed might hike to when it might cut the federal funds rate. As a result, fixed-income markets rallied, pushing the benchmark 10-year Treasury yield from a 3.23% peak in November 2018 to 2.00% by the end of June 2019. The municipal market mutual fund bond flows in the first half of 2019 were in excess of $42 billion, a number not seen since 1992. With this strong technical backdrop for the municipal market and the Fed possibly cutting rates, all bonds rallied in the first half of 2019. Intermediate and longer bonds outperformed shorter maturities. With these factors at play, we see strong support for the municipal market over the short to intermediate term.

Minnesota’s municipal credit fundamentals are solid, based on our analysis.

Minnesota State credit ratings are AAA (stable), Aa1 (stable) and AAA (stable) by Standard & Poor’s Financial Services LLC; Moody’s Investors Service, Inc.; and Fitch Ratings Inc., respectively. Known as the state of 10,000 lakes, Minnesota is the 21st-largest state in terms of population and 17th by gross domestic product (GDP) as of December 31, 2018. Credit fundamentals remain solid, based on our analysis, as Minnesota’s economy continues to perform well and the state is benefiting from ample operating surpluses. Debt and pension liabilities remain manageable, in our view, and the state’s reserves have increased significantly over the past several years. The state’s economy is broad and well diversified and is characterized by low unemployment and above-average income levels. The state’s population base is well educated, the labor participation rate is high, and the poverty rate is low. The state has a long history of conservative management practices and outperforming budgeted projections. Minnesota ended fiscal-year 2018 with a total general fund balance of $4.7 billion, compared with $3.4 billion at the end of the prior fiscal year. The state’s latest forecast, released in February 2019, points to a somewhat weakened economic outlook for the current biennium. Slower projected economic growth and lower collections have reduced the revenue forecast, though a slightly lower spending forecast offsets the overall reduction to the projected surplus. State legislators recently passed a balanced budget for the biennium starting July 1, 2019.

During the period, several factors drove Fund performance.

The Fund’s overweight to lower-rated investment-grade (A-rated and BBB-rated) bonds were the main drivers of performance. Yield-curve positioning along with overweights to credit sectors including local GOs, hospitals, and education benefited the Fund. The Fund’s short duration positioning along with sector and security selection detracted from performance.

Please see footnotes on page 7.

8  |  Wells Fargo Minnesota Tax-Free Fund

Performance highlights (unaudited)

As the period began, the Fund was defensively positioned and was short duration to its primary benchmark as the Fed was expected to raise rates two more times in the second half of 2018 and expected to continue to raise rates in 2019. We started to extend duration in late 2018 as growth expectations slowed, but the Fund was still short duration relative to the benchmarks at the end of the year. This positioning detracted from performance as the Fed changed directions abruptly. Yield-curve positioning was supportive of positive performance as the Fund was modestly bulleted and overweight the intermediate part of the curve, which was the best-performing part of the curve on a risk-adjusted basis. The Fund was underweight shorter maturities, which underperformed, and longer-maturity bonds, which outperformed. When extending the Fund’s duration, we focused on buying longer, higher-quality bonds and taking credit exposure in short maturities as we felt credit spreads had contracted to a point that individuals are not being compensated for taking on additional credit risk.

Credit quality as of June 30, 2019[8]

The Fund was overweight local GOs, education, and health care bonds, which outperformed over the period. Some of the better-performing bonds in the Fund were Roseville, MN, Independent School District Bonds; Hennepin County, MN, bonds; and Saint Cloud, MN, health care (CentraCare Health) bonds. While the Fund was underweight state GO bonds, an underperforming sector, the $6.1 million in state of Minnesota bonds that we held outperformed significantly. Being underweight revenue bonds was a detractor from performance as revenue bonds outperformed. There were no positions that were large detractors from performance. However, some securities failed to keep pace with the benchmark and underperformed due to subpar security selection.

Slowing growth supports credit fundamentals, but market technicals are driving performance and issue selection remains key in state-specific funds.

We believe U.S. economic growth is slowing but still continues at a modest pace. Minnesota’s economy performed well, which may lead to higher revenues for many municipalities and improved credit fundamentals. We view the Fed becoming more dovish and potentially cutting rates in the latter half of 2019 as supportive of GDP growth. Some municipalities may do well and others may continue to struggle, making credit selection very important. We expect to remain overweight lower-quality investment-grade bonds, though we believe investors currently are not being compensated sufficiently for making new investments in some of these areas. In our view, the long-term drivers of valuations will be supply and demand trends, absolute yield levels, the shape of the yield curve, and credit fundamentals. While we will continue our bias to overweighting lower-quality investment-grade bonds, it will be to a lesser degree, and we likely will add some higher-quality bonds as opportunities arise. We will monitor economic growth, the technical market, and fundamental credit quality to see if any changes are warranted in duration, yield-curve positioning, or credit-quality selections over the next year.

Please see footnotes on page 7.

Wells Fargo Minnesota Tax-Free Fund  |  9

Fund expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (if any) on redemptions and (2) ongoing costs, including management fees, distribution (12b-1) and/or shareholder servicing fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from January 1, 2019 to June 30, 2019.

Actual expenses

The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and contingent deferred sales charges. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning account value 1-1-2019	Ending account value 6-30-2019	Expenses paid during the period¹	Annualized net expense ratio

Class A

Actual	$1,000.00	$1,041.16	$4.30	0.85%

Hypothetical (5% return before expenses)	$1,000.00	$1,020.58	$4.26	0.85%

Class C

Actual	$1,000.00	$1,037.31	$8.08	1.60%

Hypothetical (5% return before expenses)	$1,000.00	$1,016.86	$8.00	1.60%

Administrator Class

Actual	$1,000.00	$1,041.48	$3.04	0.60%

Hypothetical (5% return before expenses)	$1,000.00	$1,021.82	$3.01	0.60%

Institutional Class

Actual	$1,000.00	$1,041.86	$2.63	0.52%

Hypothetical (5% return before expenses)	$1,000.00	$1,022.22	$2.61	0.52%

[1]

Expenses paid is equal to the annualized net expense ratio of each class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half-year period).

10  |  Wells Fargo Minnesota Tax-Free Fund

Portfolio of investments—June 30, 2019

	Interest rate	Maturity date	Principal	Value
Municipal Obligations: 99.98%

Guam: 1.16%

Airport Revenue: 0.58%

Guam Port Authority Series 2018B	5.00%	7-1-2019	$250,000	$250,000

Guam Port Authority Series 2018B	5.00	7-1-2035	605,000	692,846

				942,846

Water & Sewer Revenue: 0.58%

Guam Government Waterworks Authority Water & Wastewater System Project Series 2013	5.25	7-1-2022	865,000	945,142

				1,887,988

Illinois: 0.99%

GO Revenue: 0.99%

Illinois Refunding Bond Series 2018A	5.00	10-1-2021	500,000	533,600

Kane, Cook and DuPage Counties IL School District #46 Series 2015D	5.00	1-1-2027	965,000	1,090,518

				1,624,118

Minnesota: 97.52%

Airport Revenue: 2.64%

Minneapolis & St. Paul MN Metropolitan Airports Commission Series 2014A	5.00	1-1-2032	750,000	851,820

Minneapolis & St. Paul MN Metropolitan Airports Commission Series 2016C	5.00	1-1-2046	1,000,000	1,172,300

Minneapolis & St. Paul MN Metropolitan Airports Commission Series 2016D	5.00	1-1-2041	250,000	288,985

Minneapolis & St. Paul MN Metropolitan Airports Commission Subordinate Bond Series 2014A	5.00	1-1-2029	500,000	572,530

Minneapolis & St. Paul MN Metropolitan Airports Commission Subordinate Bond Series 2014B	5.00	1-1-2026	1,250,000	1,427,250

				4,312,885

Education Revenue: 22.81%

Anoka County MN Charter School Series A	3.65	6-1-2020	185,000	188,765

Anoka County MN Charter School Series A	3.75	6-1-2021	245,000	255,045

Anoka County MN Charter School Series A	5.00	6-1-2027	510,000	536,918

Anoka County MN Charter School Series A	5.00	6-1-2032	300,000	315,834

Anoka County MN Charter School Series A	5.00	6-1-2043	1,100,000	1,158,058

Brooklyn Park MN Charter School Athlos Leadership Academy Project Series 2015A	4.00	7-1-2020	100,000	100,213

Brooklyn Park MN Charter School Athlos Leadership Academy Project Series 2015A	5.50	7-1-2040	750,000	783,428

Cologne MN Charter School Cologne Academy Project Series 2014A	5.00	7-1-2029	590,000	633,607

Cologne MN Charter School Cologne Academy Project Series 2014A	5.00	7-1-2034	500,000	529,410

Columbus MN Charter School New Millennium Academy Project Series 2015A	5.50	7-1-2030	1,000,000	918,600

Deephaven MN Charter School Eagle Ridge Academy Project Series 2015A	5.25	7-1-2040	500,000	538,280

Deephaven MN Charter School Eagle Ridge Academy Project Series 2016A	4.00	7-1-2025	125,000	132,095

Deephaven MN Charter School Eagle Ridge Academy Project Series 2016A	4.00	7-1-2026	100,000	105,171

Deephaven MN Charter School Eagle Ridge Academy Project Series 2016A	4.00	7-1-2027	100,000	104,556

Deephaven MN Charter School Eagle Ridge Academy Project Series A	5.25	7-1-2037	400,000	432,628

Forest Lakes MN Charter School Lakes International Language Academy Project Series 2014A	5.50	8-1-2036	500,000	535,650

Ham Lake MN Charter School DaVinci Academy Project Series 2012A	4.00	7-1-2028	370,000	377,015

Ham Lake MN Charter School DaVinci Academy Project Series 2016A	5.00	7-1-2031	625,000	666,250

Hugo MN Charter School Lease Revenue Bonds Noble Academy Project Series 2014A	5.00	7-1-2029	600,000	638,670

Wells Fargo Minnesota Tax-Free Fund  |   11

Portfolio of investments—June 30, 2019

	Interest rate	Maturity date	Principal	Value
Education Revenue (continued)

Minneapolis MN Charter School Yinghua Academy Project Series 2013A	5.00%	7-1-2023	$250,000	$260,303

Minnesota HEFAR Bethel University Series 2017	5.00	5-1-2037	1,250,000	1,412,100

Minnesota HEFAR College of St. Scholastica Series 7R	4.25	12-1-2027	400,000	423,512

Minnesota HEFAR Hamline University Series 2017B	5.00	10-1-2035	1,000,000	1,115,560

Minnesota HEFAR Hamline University Series 7E	4.50	10-1-2021	300,000	311,604

Minnesota HEFAR Hamline University Series 7E	5.00	10-1-2029	500,000	522,420

Minnesota HEFAR St. Benedict College Series 2017	4.00	3-1-2036	410,000	432,927

Minnesota HEFAR St. Benedict College Series 7M	5.13	3-1-2036	275,000	281,834

Minnesota HEFAR St. Catherine University Series A	5.00	10-1-2045	2,000,000	2,295,660

Minnesota HEFAR St. Olaf College Series 8N	4.50	10-1-2030	500,000	503,800

Minnesota HEFAR St. Thomas University Series 7U	5.00	4-1-2023	750,000	846,458

Minnesota HEFAR St. Thomas University Series 8L	5.00	4-1-2028	920,000	1,105,536

Minnesota HEFAR St. Thomas University Series 8L	5.00	4-1-2029	750,000	898,485

Minnesota HEFAR St. Thomas University Series 8L	5.00	4-1-2035	750,000	876,195

Minnesota Higher Education Facilities Authority Series 2019	5.00	10-1-2040	750,000	911,430

Minnesota Office of Higher Education Supplemental Student Loan Program Revenue Bonds Series 2018	5.00	11-1-2026	700,000	830,228

Minnesota State Colleges & Universities Revenue Fund & Refunding Bond Series 2017A	5.00	10-1-2027	500,000	618,220

Moorhead MN Educational Facilities Bond The Concordia College Corporation Project Series 2016	5.00	12-1-2025	2,000,000	2,244,620

Otsego MN Charter School Kaleidoscope Charter School Project Series 2014A	4.15	9-1-2024	515,000	526,551

Otsego MN Charter School Kaleidoscope Charter School Project Series 2014A	5.00	9-1-2034	1,100,000	1,158,146

Rice County MN Educational Facilities Shattuck-St. Mary’s School Project 144A	5.00	8-1-2022	955,000	1,004,889

St. Cloud MN Charter School Lease Revenue Bonds Stride Academy Project Series 2016A	5.00	4-1-2036	750,000	457,065

St. Paul MN Housing & RDA Charter School Hmong College Preparatory Academy Project Series 2016A	5.25	9-1-2031	1,000,000	1,096,710

St. Paul MN Housing & RDA Charter School Lease Revenue German Immersion School Project Series 2013A	4.00	7-1-2023	175,000	177,930

St. Paul MN Housing & RDA Charter School Lease Revenue Twin Cities Academy Project Series 2015A	5.00	7-1-2035	925,000	979,954

St. Paul MN Housing & RDA Conservatory for Performing Artists Series A	4.00	3-1-2028	150,000	150,146

St. Paul MN Housing & RDA Hope Community Academy Project Series 2015A	5.00	12-1-2034	1,645,000	1,734,143

University of Minnesota Series 2017A	5.00	9-1-2042	770,000	925,686

University of Minnesota Series 2019A	5.00	4-1-2044	2,000,000	2,459,600

University of Minnesota State Supported Biomedical Science Series 2011B	5.00	8-1-2036	1,000,000	1,067,450

Woodbury MN Charter School Series A	3.90	12-1-2022	220,000	228,655

Woodbury MN Charter School Series A	5.00	12-1-2027	215,000	226,320

Woodbury MN Charter School Series A	5.00	12-1-2032	220,000	230,060

				37,264,390

GO Revenue: 14.45%

Hastings MN Independent School District #200 CAB Series A (South Dakota Credit Program Insured) ¤	0.00	2-1-2032	1,305,000	910,864

Hastings MN Independent School District #200 CAB Series A (South Dakota Credit Program Insured) ¤	0.00	2-1-2033	1,145,000	765,536

Hennepin County MN Series 2016B	5.00	12-1-2029	450,000	555,107

Hennepin County MN Series 2017C	5.00	12-1-2031	2,000,000	2,449,100

Long Prairie MN Sewer Revenue Bond Series 2018A (Minnesota Credit Program Insured)	5.00	2-1-2025	160,000	185,925

Long Prairie MN Sewer Revenue Bond Series 2018A (Minnesota Credit Program Insured)	5.00	2-1-2026	185,000	219,464

12  |  Wells Fargo Minnesota Tax-Free Fund

Portfolio of investments—June 30, 2019

	Interest rate	Maturity date	Principal	Value
GO Revenue (continued)

Minnesota Series 2018A	5.00%	8-1-2032	$2,700,000	$3,398,193

Minnesota Various Purpose Bonds Series 2015A	5.00	8-1-2028	3,400,000	4,078,096

Mounds View MN Independent School District #621 Series A (South Dakota Credit Program Insured)	4.00	2-1-2022	530,000	531,049

Rosemount MN Independent School District #196 School Building Series 2016A (South Dakota Credit Program Insured)	5.00	2-1-2027	1,500,000	1,824,765

Roseville MN Independent School District #623 School Building Series A (South Dakota Credit Program Insured)	5.00	2-1-2031	2,090,000	2,518,868

Sartell MN Independent School District #748 St. Stephen Public Schools GO Series 2016A (South Dakota Credit Program Insured)	5.00	2-1-2027	1,250,000	1,486,038

Shakopee MN Independent School District #720 Series 2015A (South Dakota Credit Program Insured)	5.00	2-1-2023	1,000,000	1,116,560

St. Francis MN Independent School District #15 Series A (South Dakota Credit Program Insured)	5.00	2-1-2027	485,000	542,967

St. Francis MN Independent School District #15 Series A (South Dakota Credit Program Insured)	5.00	2-1-2028	220,000	246,213

St. Louis Park Independent School District #203 Series 2019A (South Dakota Credit Program Insured) %%	5.00	2-1-2028	1,370,000	1,729,968

Willmar MN Rice Memorial Hospital Project Series 2012A	5.00	2-1-2026	1,000,000	1,053,760

				23,612,473

Health Revenue: 22.73%

Center City MN Health Care Facilities Hazelden Betty Ford Foundation Project Series 2014	5.00	11-1-2026	750,000	859,778

Center City MN Health Care Facilities Hazelden Betty Ford Foundation Project Series 2014	5.00	11-1-2027	500,000	571,390

Center City MN Health Care Facilities Hazelden Betty Ford Foundation Project Series 2014	5.00	11-1-2029	300,000	339,708

Duluth MN EDA Health Care Facilities Essentia Health Series A	5.00	2-15-2048	650,000	750,042

Duluth MN EDA Health Care Facilities Essentia Health Series A	5.25	2-15-2053	2,500,000	2,917,075

Glencoe MN HCFR Glencoe Regional Health Services Project Series 2013	4.00	4-1-2022	735,000	776,630

Maple Grove MN HCFR Maple Grove Hospital Corporation	5.00	5-1-2030	850,000	1,017,034

Maple Grove MN HCFR North Memorial Health Care Series 2015	5.00	9-1-2023	655,000	740,903

Maple Grove MN HCFR Series 2017	5.00	5-1-2031	500,000	594,145

Maple Grove MN HCFR Series 2017	5.00	5-1-2032	500,000	591,255

Minneapolis & St. Paul MN Housing & RDA Allina Health System Series 2017A	5.00	11-15-2029	1,000,000	1,223,350

Minneapolis & St. Paul MN Housing & RDA Children’s Health Care Facilities Series A	5.25	8-15-2025	1,000,000	1,039,970

Minneapolis & St. Paul MN Housing & RDA Children’s Health Care Facilities Series A	5.25	8-15-2035	1,000,000	1,039,850

Minneapolis MN Health Care System Fairview Health Services Series 2015A	5.00	11-15-2033	2,000,000	2,320,140

Minneapolis MN Health Care System Revenue Refunded Bond Fairview Health Services Series A	5.00	11-15-2049	1,000,000	1,171,830

Minnesota Agricultural & Economic Development Board Health Care Essentia Health Series C1 (AGC Insured)	4.00	2-15-2020	50,000	50,846

Minnesota Agricultural & Economic Development Board Health Care Essentia Health Series C1 (AGC Insured)	5.00	2-15-2030	2,000,000	2,037,080

Plato MN Health Care Facilities Bond Glencoe Regional Health Services Project Series 2017	5.00	4-1-2041	550,000	612,453

Red Wing MN Senior Housing Deer Crest Project Series A	5.00	11-1-2032	660,000	682,090

Red Wing MN Senior Housing Deer Crest Project Series A	5.00	11-1-2042	560,000	577,780

Rochester MN Healthcare Facilities Mayo Clinic ø	1.93	11-15-2047	4,700,000	4,700,000

Shakopee MN St. Francis Regional Medical Center Series 2014	5.00	9-1-2027	700,000	800,975

Shakopee MN St. Francis Regional Medical Center Series 2014	5.00	9-1-2029	725,000	825,514

Wells Fargo Minnesota Tax-Free Fund  |   13

Portfolio of investments—June 30, 2019

	Interest rate	Maturity date	Principal	Value
Health Revenue (continued)

St. Cloud MN Health Care Revenue Bonds Series 2016A	5.00%	5-1-2030	$2,000,000	$2,381,440

St. Cloud MN Health Care Revenue Bonds Series 2016A	5.00	5-1-2031	2,000,000	2,369,640

St. Cloud MN Health Care Unrefunded Revenue Bond CentraCare Health	5.13	5-1-2030	125,000	128,650

St. Louis Park MN Nicollett Health Services Series 2009	5.50	7-1-2029	1,000,000	1,000,000

St. Paul MN Housing & RDA Fairview Health Services Series 2017A	5.00	11-15-2034	565,000	677,395

St. Paul MN Housing & RDA Health Care Facilities Refunding Bond Series 2015A	5.00	7-1-2025	250,000	297,563

St. Paul MN Housing & RDA HealthEast Care Systems Project Series 2015A	5.00	11-15-2027	1,000,000	1,207,790

St. Paul MN Housing & RDA HealthPartners Obligated Group Series 2015A	5.00	7-1-2031	2,010,000	2,308,003

Winona MN Health Care Facilities Refunding Bond Series 2012	5.00	7-1-2034	500,000	518,380

				37,128,699

Housing Revenue: 6.02%

Dakota County MN Community Development Agency SFMR (GNMA/FNMA/FHLMC Insured)	5.30	12-1-2039	9,502	9,508

Minneapolis MN Student Housing Riverton Community Housing Project Series 2014	5.00	8-1-2032	860,000	913,372

Minnesota HFA Series D (SIFMA Municipal Swap +0.43%) (GNMA/FNMA/FHLMC Insured) ±	2.33	1-1-2045	1,000,000	994,700

Minnesota Housing Finance Agency Residential Housing Series 2009E	4.20	7-1-2021	670,000	670,000

Minnesota Housing Finance Agency Residential Housing Series 2012D (GNMA/FNMA/FHLMC Insured)	4.00	7-1-2040	215,000	219,816

Minnesota Housing Finance Agency Series 2015A	5.00	8-1-2027	1,665,000	1,944,720

Minnesota Housing Finance Agency State Appropriation Bonds Series 2015A	5.00	8-1-2032	500,000	576,620

Oak Park Heights MN Boutwells Landing Project Series 2005 (FHLMC LIQ) ø	1.93	11-1-2035	3,000,000	3,000,000

Rochester MN Multifamily Housing Series 2019B (United Fidelity Bank LOC) ø	1.96	5-1-2061	1,500,000	1,500,000

				9,828,736

Miscellaneous Revenue: 16.40%

Anoka Hennepin MN Independent School District #11 Certificate of Participation Series 2014A	5.00	2-1-2034	1,000,000	1,136,970

Center City MN Health Care Facilities Hazelden Betty Ford Foundation Project Series 2011	5.00	11-1-2041	3,000,000	3,024,120

Center City MN Heath Care Facilities Hazelden Betty Ford Foundation Project Series 2019%%	4.00	11-1-2030	250,000	283,013

Center City MN Heath Care Facilities Hazelden Betty Ford Foundation Project Series 2019%%	4.00	11-1-2031	250,000	280,988

Center City MN Heath Care Facilities Hazelden Betty Ford Foundation Project Series 2019%%	4.00	11-1-2034	300,000	332,403

Duluth MN Independent School District #709 Certificate of Participation Series 2019A	4.00	3-1-2026	700,000	751,457

Duluth MN Independent School District #709 Certificate of Participation Series 2019B (South Dakota Credit Program Insured)	5.00	2-1-2026	395,000	470,465

Duluth MN Independent School District #709 Certificate of Participation Series 2019B (South Dakota Credit Program Insured)	5.00	2-1-2028	700,000	862,176

Goodhue County MN Education District #6051 Red Wing Certificate of Participation Series 2014A	5.00	2-1-2029	750,000	845,895

Minneapolis & St. Paul MN Housing & RDA Children’s Hospital Clinics Series A (AGM Insured, U.S. Bank NA SPA) ø	1.33	8-15-2037	1,000,000	1,000,000

Minneapolis MN Development Limited Tax Supported Common Bond Series 2A	6.00	12-1-2040	1,000,000	1,062,240

Minnesota General Fund Appropriation Bonds Series 2012B	5.00	3-1-2027	2,000,000	2,184,100

Minnesota General Fund Appropriation Bonds Series 2012B	5.00	3-1-2029	2,000,000	2,180,260

Minnesota General Fund Appropriation Bonds Series 2014A	5.00	6-1-2033	1,000,000	1,127,610

14  |  Wells Fargo Minnesota Tax-Free Fund

Portfolio of investments—June 30, 2019

	Interest rate	Maturity date	Principal	Value
Miscellaneous Revenue (continued)

Minnesota Legislative Office Facility Project Certificate of Participation Series 2014	5.00%	6-1-2023	$435,000	$495,239

Minnetonka MN Independent School District #276 Certificate of Participation Series 2016F	5.00	2-1-2025	205,000	229,807

Minnetonka MN Independent School District #276 Certificate of Participation Series 2018C	5.75	2-1-2042	2,145,000	2,542,554

Northeastern Minnesota Metropolitan Intermediate School District #916 Certificate of Participation Series 2013A	4.00	2-1-2024	1,100,000	1,188,594

Northeastern Minnesota Metropolitan Intermediate School District #916 Certificate of Participation Series 2015B	5.00	2-1-2034	1,500,000	1,725,705

Plymouth MN Intermediate School District #287 Certificate of Participation Series 2009A	5.00	2-1-2024	250,000	250,663

Plymouth MN Intermediate School District #287 Certificate of Participation Series 2016A	4.00	5-1-2026	500,000	559,810

Plymouth MN Intermediate School District #287 Certificate of Participation Series 2016A	4.00	5-1-2027	1,000,000	1,112,810

St. Cloud MN Independent School District #742 Certificate of Participation Series 2017A	5.00	2-1-2032	500,000	578,130

St. Cloud MN Independent School District #742 Certificate of Participation Series 2017A	5.00	2-1-2034	350,000	402,665

St. Paul MN Housing & RDA Charter School Nova Classical Academy Project Series 2011A	6.63	9-1-2042	865,000	960,591

White Bear Lake MN Revenue Refunding Bond YMCA of Greater Twin Cities Project Series 2018	5.00	6-1-2032	1,000,000	1,204,810

				26,793,075

Transportation Revenue: 1.11%

St. Paul MN Housing & RDA Parking Enterprise Refunding Bond Series 2017A	4.00	8-1-2026	525,000	593,523

St. Paul MN Housing & RDA Parking Enterprise Refunding Bond Series 2017A	4.00	8-1-2027	545,000	612,166

St. Paul MN Housing & RDA Parking Enterprise Refunding Bond Series 2017A	5.00	8-1-2025	500,000	601,075

				1,806,764

Utilities Revenue: 11.36%

Central Minnesota Municipal Power Agency Brookings Southeast Twin Cities Transmission Project Series 2012	5.00	1-1-2042	1,500,000	1,610,595

Hutchinson MN Public Utility Revenue Refunding Bond Series 2012A	5.00	12-1-2026	700,000	777,525

Minnesota Municipal Power Agency Series A	5.00	10-1-2025	2,335,000	2,439,071

Northern Minnesota Municipal Power Agency Series 2013A	4.00	1-1-2028	450,000	479,966

Northern Minnesota Municipal Power Agency Series 2016	5.00	1-1-2030	520,000	612,232

Northern Minnesota Municipal Power Agency Series 2016	5.00	1-1-2031	350,000	409,609

Northern Minnesota Municipal Power Agency Series 2017	5.00	1-1-2041	400,000	463,260

Rochester MN Electric Utility Revenue Series 2013B	5.00	12-1-2025	315,000	362,373

Rochester MN Electric Utility Revenue Series 2013B	5.00	12-1-2026	250,000	286,328

Rochester MN Electric Utility Revenue Series 2017A	5.00	12-1-2037	500,000	591,470

Southern Minnesota Municipal Power Agency CAB Series A (National Insured) ¤ ##	0.00	1-1-2020	5,100,000	5,062,005

Western Minnesota Municipal Power Agency Series A	5.00	1-1-2027	1,565,000	1,745,711

Western Minnesota Municipal Power Agency Series A	5.00	1-1-2030	1,000,000	1,112,220

Western Minnesota Municipal Power Agency Series A	5.00	1-1-2031	1,000,000	1,191,670

Western Minnesota Municipal Power Agency Series A	5.00	1-1-2032	1,250,000	1,417,988

				18,562,023

				159,309,045

Wells Fargo Minnesota Tax-Free Fund  |   15

Portfolio of investments—June 30, 2019

	Interest rate	Maturity date	Principal	Value
Virgin Islands: 0.31%

Tax Revenue: 0.31%

Virgin Islands PFA Matching Fund Loan Notes Senior Lien Series B (AGM Insured)	5.00%	10-1-2025	$500,000	$504,520

Total Municipal Obligations (Cost $157,632,251)				163,325,671

Total investments in securities (Cost $157,632,251)	99.98%	163,325,671

Other assets and liabilities, net	0.02	29,244

Total net assets	100.00%	$163,354,915

144A	The security may be resold in transactions exempt from registration, normally to qualified institutional buyers, pursuant to Rule 144A under the Securities Act of 1933.

¤	The security is issued in zero coupon form with no periodic interest payments.

%%	The security is purchased on a when-issued basis.

ø

Variable rate demand notes are subject to a demand feature which reduces the effective maturity. The maturity date shown represents the final maturity date of the security. The interest rate is determined and reset by the issuer daily, weekly, or monthly depending upon the terms of the security. The rate shown is the rate in effect at period end.

±	Variable rate investment. The rate shown is the rate in effect at period end.

##	All or a portion of this security is segregated for when-issued securities.

Abbreviations:

AGC	Assured Guaranty Corporation

AGM	Assured Guaranty Municipal

CAB	Capital appreciation bond

EDA	Economic Development Authority

FHLMC	Federal Home Loan Mortgage Corporation

FNMA	Federal National Mortgage Association

GNMA	Government National Mortgage Association

GO	General obligation

HCFR	Healthcare facilities revenue

HEFAR	Higher Education Facilities Authority Revenue

HFA	Housing Finance Authority

LIQ	Liquidity agreement

LOC	Letter of credit

National	National Public Finance Guarantee Corporation

PFA	Public Finance Authority

RDA	Redevelopment Authority

SFMR	Single-family mortgage revenue

SIFMA	Securities Industry and Financial Markets Association

SPA	Standby purchase agreement

16  |  Wells Fargo Minnesota Tax-Free Fund

Statement of assets and liabilities—June 30, 2019

Assets
Investments in unaffiliated securities, at value (cost $157,632,251)	$163,325,671
Cash	366,623
Receivable for investments sold	210,076
Receivable for Fund shares sold	161,719
Receivable for interest	2,087,030
Prepaid expenses and other assets	119,024

Total assets	166,270,143

Liabilities
Payable for investments purchased	2,626,185
Payable for Fund shares redeemed	160,729
Dividends payable	51,467
Management fee payable	26,600
Administration fees payable	14,440
Distribution fee payable	3,290
Trustees’ fees and expenses payable	1,393
Accrued expenses and other liabilities	31,124

Total liabilities	2,915,228

Total net assets	$163,354,915

Net assets consist of
Paid-in capital	$156,863,626
Total distributable earnings	6,491,289

Total net assets	$163,354,915

Computation of net asset value and offering price per share
Net assets – Class A	$27,398,846
Shares outstanding – Class A1	2,544,705
Net asset value per share – Class A2	$10.77
Maximum offering price per share – Class A	$11.28
Net assets – Class C	$5,254,447
Shares outstanding – Class C1	488,052
Net asset value per share – Class C	$10.77
Net assets – Administrator Class	$95,071,549
Shares outstanding – Administrator Class[1]	8,833,502
Net asset value per share – Administrator Class	$10.76
Net assets – Institutional Class	$35,630,073
Shares outstanding – Institutional Class[1]	3,307,136
Net asset value per share – Institutional Class	$10.77

[1]	The Fund has an unlimited number of authorized shares.

[2]	Maximum offering price is computed as 100/95.50 of net asset value. On investments of $50,000 or more, the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

Wells Fargo Minnesota Tax-Free Fund  |  17

Statement of operations—year ended June 30, 2019

Investment income
Interest	$5,209,712

Expenses
Management fee	610,988
Administration fees
Class A	44,330
Class C	10,280
Administrator Class	87,266
Institutional Class	25,080
Shareholder servicing fees
Class A	69,265
Class C	16,062
Administrator Class	218,165
Distribution fee
Class C	48,187
Custody and accounting fees	5,518
Professional fees	55,204
Registration fees	82,131
Shareholder report expenses	23,124
Trustees’ fees and expenses	21,275
Other fees and expenses	10,491

Total expenses	1,327,366
Less: Fee waivers and/or expense reimbursements	(302,492)

Net expenses	1,024,874

Net investment income	4,184,838

Realized and unrealized gains (losses) on investments
Net realized gains on investments	42,540
Net change in unrealized gains (losses) on investments	3,698,165

Net realized and unrealized gains (losses) on investments	3,740,705

Net increase in net assets resulting from operations	$7,925,543

The accompanying notes are an integral part of these financial statements.

18  |  Wells Fargo Minnesota Tax-Free Fund

Statement of changes in net assets

	Year ended June 30, 2019		Year ended June 30, 2018[1]

Operations
Net investment income		$4,184,838		$4,586,522
Net realized gains on investments		42,540		195,726
Net change in unrealized gains (losses) on investments		3,698,165		(2,825,310)

Net increase in net assets resulting from operations		7,925,543		1,956,938

Distributions to shareholders from net investment income and net realized gains
Class A		(711,001)		(872,744)
Class C		(117,484)		(162,373)
Administrator Class		(2,451,244)		(2,841,350)
Institutional Class		(905,109)		(793,549)

Total distributions to shareholders		(4,184,838)		(4,670,016)

Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	347,091	3,649,133	171,297	1,824,591
Class C	7,412	78,298	30,242	320,610
Administrator Class	3,125,314	32,846,044	1,645,104	17,459,103
Institutional Class	1,422,688	14,957,048	1,450,392	15,399,618

		51,530,523		35,003,922

Reinvestment of distributions
Class A	67,230	708,091	80,361	852,641
Class C	11,169	117,470	15,294	162,268
Administrator Class	163,889	1,727,163	181,284	1,922,161
Institutional Class	85,728	904,258	74,672	792,417

		3,456,982		3,729,487

Payment for shares redeemed
Class A	(680,950)	(7,140,320)	(689,876)	(7,312,506)
Class C	(233,266)	(2,454,511)	(234,385)	(2,490,668)
Administrator Class	(2,569,156)	(26,934,068)	(3,535,508)	(37,420,099)
Institutional Class	(1,018,861)	(10,683,211)	(838,851)	(8,894,018)

		(47,212,110)		(56,117,291)

Net increase (decrease) in net assets resulting from capital share transactions		7,775,395		(17,383,882)

Total increase (decrease) in net assets		11,516,100		(20,096,960)

Net assets
Beginning of period		151,838,815		171,935,775

End of period		$163,354,915		$151,838,815

[1]

Effective for all filings after November 4, 2018, the SEC prospectively eliminated the requirement to parenthetically disclose undistributed net investment income at the end of the period and permitted the aggregation of distributions, with the exception of tax basis returns of capital. Undistributed net investment income at June 30, 2018 was $830,755. The disaggregated distributions information for the year ended June 30, 2018 is included in Note 7, Distributions to Shareholders, in the notes to the financial statements.

The accompanying notes are an integral part of these financial statements.

Wells Fargo Minnesota Tax-Free Fund  |  19

Financial highlights

(For a share outstanding throughout each period)

	Year ended June 30
CLASS A	2019	2018	2017	2016	2015
Net asset value, beginning of period	$10.51	$10.68	$11.07	$10.79	$10.86
Net investment income	0.27 [1]	0.28 [1]	0.28 [1]	0.33	0.33
Net realized and unrealized gains (losses) on investments	0.26	(0.16)	(0.34)	0.28	(0.04)

Total from investment operations	0.53	0.12	(0.06)	0.61	0.29
Distributions to shareholders from
Net investment income	(0.27)	(0.28)	(0.28)	(0.33)	(0.33)
Net realized gains	0.00	(0.01)	(0.05)	(0.00)[2]	(0.03)

Total distributions to shareholders	(0.27)	(0.29)	(0.33)	(0.33)	(0.36)
Net asset value, end of period	$10.77	$10.51	$10.68	$11.07	$10.79
Total return[3]	5.13%	1.10%	(0.53)%	5.74%	2.72%
Ratios to average net assets (annualized)
Gross expenses	0.94%	0.85%	0.91%	0.89%	0.89%
Net expenses	0.85%	0.84%	0.85%	0.85%	0.85%
Net investment income	2.57%	2.64%	2.63%	2.99%	3.03%
Supplemental data
Portfolio turnover rate	18%	15%	22%	16%	20%
Net assets, end of period (000s omitted)	$27,399	$29,554	$34,720	$45,437	$45,437

[1]	Calculated based upon average shares outstanding

[2]	Amount is less than $0.005.

[3]	Total return calculations do not include any sales charges.

The accompanying notes are an integral part of these financial statements.

20  |  Wells Fargo Minnesota Tax-Free Fund

Financial highlights

(For a share outstanding throughout each period)

	Year ended June 30
CLASS C	2019	2018	2017	2016	2015
Net asset value, beginning of period	$10.51	$10.68	$11.07	$10.79	$10.86
Net investment income	0.19 [1]	0.20	0.20	0.24	0.25
Net realized and unrealized gains (losses) on investments	0.26	(0.16)	(0.34)	0.28	(0.04)

Total from investment operations	0.45	0.04	(0.14)	0.52	0.21
Distributions to shareholders from
Net investment income	(0.19)	(0.20)	(0.20)	(0.24)	(0.25)
Net realized gains	0.00	(0.01)	(0.05)	(0.00)[1]	(0.03)

Total distributions to shareholders	(0.19)	(0.21)	(0.25)	(0.24)	(0.28)
Net asset value, end of period	$10.77	$10.51	$10.68	$11.07	$10.79
Total return[2]	4.35%	0.34%	(1.27)%	4.95%	1.96%
Ratios to average net assets (annualized)
Gross expenses	1.69%	1.59%	1.65%	1.64%	1.64%
Net expenses	1.60%	1.59%	1.60%	1.60%	1.60%
Net investment income	1.83%	1.89%	1.88%	2.24%	2.28%
Supplemental data
Portfolio turnover rate	18%	15%	22%	16%	20%
Net assets, end of period (000s omitted)	$5,254	$7,387	$9,525	$10,358	$10,061

[1]	Calculated based upon average shares outstanding

[2]	Total return calculations do not include any sales charges.

The accompanying notes are an integral part of these financial statements.

Wells Fargo Minnesota Tax-Free Fund  |   21

Financial highlights

(For a share outstanding throughout each period)

	Year ended June 30
ADMINISTRATOR CLASS	2019	2018	2017	2016	2015
Net asset value, beginning of period	$10.51	$10.68	$11.07	$10.78	$10.86
Net investment income	0.30 [1]	0.31 [1]	0.31 [1]	0.35	0.36
Net realized and unrealized gains (losses) on investments	0.25	(0.16)	(0.34)	0.29	(0.05)

Total from investment operations	0.55	0.15	(0.03)	0.64	0.31
Distributions to shareholders from
Net investment income	(0.30)	(0.31)	(0.31)	(0.35)	(0.36)
Net realized gains	0.00	(0.01)	(0.05)	(0.00)[2]	(0.03)

Total distributions to shareholders	(0.30)	(0.32)	(0.36)	(0.35)	(0.39)
Net asset value, end of period	$10.76	$10.51	$10.68	$11.07	$10.78
Total return	5.29%	1.34%	(0.28)%	6.10%	2.88%
Ratios to average net assets (annualized)
Gross expenses	0.88%	0.78%	0.84%	0.83%	0.83%
Net expenses	0.60%	0.60%	0.60%	0.60%	0.60%
Net investment income	2.81%	2.89%	2.87%	3.24%	3.28%
Supplemental data
Portfolio turnover rate	18%	15%	22%	16%	20%
Net assets, end of period (000s omitted)	$95,072	$85,259	$104,906	$124,485	$111,475

[1]	Calculated based upon average shares outstanding

[2]	Amount is less than $0.005.

The accompanying notes are an integral part of these financial statements.

22  |  Wells Fargo Minnesota Tax-Free Fund

Financial highlights

(For a share outstanding throughout each period)

	Year ended June 30
INSTITUTIONAL CLASS	2019	2018	2017[1]
Net asset value, beginning of period	$10.52	$10.69	$10.88
Net investment income	0.30	0.32	0.21
Net realized and unrealized gains (losses) on investments	0.25	(0.16)	(0.14)

Total from investment operations	0.55	0.16	0.07
Distributions to shareholders from
Net investment income	(0.30)	(0.32)	(0.21)
Net realized gains	0.00	(0.01)	(0.05)

Total distributions to shareholders	(0.30)	(0.33)	(0.26)
Net asset value, end of period	$10.77	$10.52	$10.69
Total return[2]	5.37%	1.43%	0.62%
Ratios to average net assets (annualized)
Gross expenses	0.61%	0.52%	0.52%
Net expenses	0.52%	0.52%	0.51%
Net investment income	2.89%	2.98%	2.91%
Supplemental data
Portfolio turnover rate	18%	15%	22%
Net assets, end of period (000s omitted)	$35,630	$29,639	$22,785

[1]	For the period from October 31, 2016 (commencement of class operations) to June 30, 2017

[2]	Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

Wells Fargo Minnesota Tax-Free Fund  |   23

Notes to financial statements

1. ORGANIZATION

Wells Fargo Funds Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the Wells Fargo Minnesota Tax-Free Fund (the “Fund”) which is a diversified series of the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Fund may deviate from this calculation time under unusual or unexpected circumstances.

Debt securities are valued at the evaluated bid price provided by an independent pricing service (e.g. taking into account various factors, including yields, maturities, or credit ratings) or, if a reliable price is not available, the quoted bid price from an independent broker-dealer.

Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined in good faith by the Board of Trustees of the Fund. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Wells Fargo Asset Management Pricing Committee at Wells Fargo Funds Management, LLC (“Funds Management”). The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Wells Fargo Asset Management Pricing Committee which may include items for ratification.

When-issued transactions

The Fund may purchase securities on a forward commitment or when-issued basis. The Fund records a when-issued transaction on the trade date and will segregate assets in an amount at least equal in value to the Fund’s commitment to purchase when-issued securities. Securities purchased on a when-issued basis are marked-to-market daily and the Fund begins earning interest on the settlement date. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

Security transactions and income recognition

Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.

Interest income is accrued daily and bond discounts are accreted and premiums are amortized daily. To the extent debt obligations are placed on non-accrual status, any related interest income may be reduced by writing off interest receivables when the collection of all or a portion of interest has been determined to be doubtful based on consistently applied procedures and the fair value has decreased. If the issuer subsequently resumes interest payments or when the collectability of interest is reasonably assured, the debt obligation is removed from non-accrual status.

Distributions to shareholders

Distributions to shareholders from net investment income are declared daily and paid monthly. Distributions from net realized gains, if any, are recorded on the ex-dividend date and paid at least annually. Such distributions are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles. Dividend sources are estimated at the time of declaration. The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made prior to the Fund’s fiscal year end may be categorized as a tax return of capital at year end.

Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable and tax-exempt income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.

24  |  Wells Fargo Minnesota Tax-Free Fund

Notes to financial statements

The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

As of June 30, 2019, the aggregate cost of all investments for federal income tax purposes was $157,632,249 and the unrealized gains (losses) consisted of:

Gross unrealized gains	$6,088,985

Gross unrealized losses	(395,563)

Net unrealized gains	$5,693,422

As of June 30, 2019, the Fund had capital loss carryforwards which consist of $32,886 in short-term capital losses.

Class allocations

The separate classes of shares offered by the Fund differ principally in applicable sales charges, distribution, shareholder servicing, and administration fees. Class specific expenses are charged directly to that share class. Investment income, common fund-level expenses, and realized and unrealized gains (losses) on investments are allocated daily to each class of shares based on the relative proportion of net assets of each class.

3. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

∎	Level 1 – quoted prices in active markets for identical securities

∎	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

∎	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities as of June 30, 2019:

	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total

Assets
Investments in:

Municipal obligations	$0	$163,325,671	$0	$163,325,671

Additional sector, industry or geographic detail is included in the Portfolio of Investments.

At June 30, 2019, the Fund did not have any transfers into/out of Level 3.

4. TRANSACTIONS WITH AFFILIATES

Management fee

Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”), is the manager of the Fund and provides advisory and fund-level administrative services under an investment management agreement. Under the investment management agreement, Funds Management is responsible for, among other services, implementing the investment objectives and strategies of the Fund, supervising the subadviser and providing fund-level administrative services in connection with the

Wells Fargo Minnesota Tax-Free Fund  |  25

Notes to financial statements

Fund’s operations. As compensation for its services under the investment management agreement, Funds Management is entitled to receive a management fee at the following annual rate based on the Fund’s average daily net assets:

Average daily net assets	Management fee

First $500 million	0.400%

Next $500 million	0.375

Next $2 billion	0.350

Next $2 billion	0.325

Next $5 billion	0.290

Over $10 billion	0.280

For the year ended June 30, 2019, the management fee was equivalent to an annual rate of 0.40% of the Fund’s average daily net assets.

Funds Management has retained the services of a subadviser to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Funds Management. Wells Capital Management Incorporated, an affiliate of Funds Management and an indirect wholly owned subsidiary of Wells Fargo, is the subadviser to the Fund and is entitled to receive a fee from Funds Management at an annual rate starting at 0.20% and declining to 0.10% as the average daily net assets of the Fund increase.

Administration fees

Under a class-level administration agreement, Funds Management provides class-level administrative services to the Fund, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers. As compensation for its services under the class-level administration agreement, Funds Management receives an annual fee which is calculated based on the average daily net assets of each class as follows:

Class-level administration fee

Class A, Class C	0.16%

Administrator Class	0.10

Institutional Class	0.08

Funds Management has contractually waived and/or reimbursed management and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. When each class of the Fund has exceeded its expense cap, Funds Management has waived fees and/or reimbursed expenses from fund-level expenses on a proportionate basis and then from class specific expenses. When only certain classes exceed their expense caps, waivers and/or reimbursements are applied against class specific expenses before fund-level expenses. Funds Management has committed through October 31, 2019 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s expenses at 0.85% for Class A shares, 1.60% for Class C shares, 0.60% for Administrator Class shares, and 0.52% for Institutional Class shares. Prior to or after the commitment expiration date, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees.

Distribution fee

The Trust has adopted a distribution plan for Class C of the Fund pursuant to Rule 12b-1 under the 1940 Act. A distribution fee is charged to Class C shares and paid to Wells Fargo Funds Distributor, LLC (“Funds Distributor”), the principal underwriter, at an annual rate of 0.75% of the average daily net assets of Class C shares.

In addition, Funds Distributor is entitled to receive the front-end sales charge from the purchase of Class A shares and a contingent deferred sales charge on the redemption of certain Class A shares. Funds Distributor is also entitled to receive the contingent deferred sales charges from redemptions of Class C shares. For the year ended June 30, 2019, Funds Distributor received $1,565 from the sale of Class A shares. No contingent deferred sales charges were incurred by Class A and Class C shares for the year ended June 30, 2019.

Shareholder servicing fees

The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A, Class C, and Administrator Class of the Fund are charged a fee at an annual rate of 0.25% of the average daily net assets of each respective class. A portion of these total shareholder servicing fees were paid to affiliates of Wells Fargo.

26  |  Wells Fargo Minnesota Tax-Free Fund

Notes to financial statements

Interfund transactions

The Fund may purchase or sell portfolio investment securities to certain other Wells Fargo affiliates pursuant to Rule 17a-7 under the 1940 Act and under procedures adopted by the Board of Trustees. The procedures have been designed to ensure that these interfund transactions, which do not incur broker commissions, are effected at current market prices. Pursuant to these procedures, the Fund had $8,600,000 and $12,825,000 in interfund purchases and sales, respectively, during the year ended June 30, 2019.

5. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the year ended June 30, 2019 were $27,897,219 and $26,691,036, respectively.

6. BANK BORROWINGS

The Trust (excluding the money market funds), Wells Fargo Master Trust and Wells Fargo Variable Trust are parties to a $280,000,000 revolving credit agreement whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.25% of the unused balance is allocated to each participating fund.

For the year ended June 30, 2019, there were no borrowings by the Fund under the agreement.

7. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid during the years ended June 30, 2019 and June 30, 2018 were as follows:

	Year ended June 30

	2019	2018

Tax-exempt income	$4,184,838	$4,586,603

Long-term capital gain	0	83,413

As of June 30, 2019, the components of distributable earnings on a tax basis were as follows:

Undistributed tax-exempt income	Unrealized gains	Capital loss carryforward

$882,220	$5,693,422	$(32,886)

Effective for all filings after November 4, 2018, the Securities and Exchange Commission eliminated the requirement to separately state the components of distributions to shareholders under U.S. generally accepted accounting principles. The amounts of distributions to shareholders for the year ended June 30, 2018 were as follows:

	Net investment income	Net realized gains

Class A	$ 855,881	$16,863

Class C	158,147	4,226

Administrator Class	2,792,428	48,922

Institutional Class	780,067	13,482

8. CONCENTRATION RISK

The Fund invests a substantial portion of its assets in issuers of municipal debt securities located in a single state or territory of the U.S. Therefore, it may be more affected by economic and political developments in that state or region than would be a comparable general tax-exempt fund.

9. INDEMNIFICATION

Under the Trust’s organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the

Wells Fargo Minnesota Tax-Free Fund  |  27

Notes to financial statements

Trust may enter into contracts with service providers that contain a variety of indemnification clauses. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

10. NEW ACCOUNTING PRONOUNCEMENTS

In August 2018, FASB issued Accounting Standards Update (“ASU”) No. 2018-13, Fair Value Measurement (Topic 820) Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement. ASU 2018-13 updates the disclosure requirements for fair value measurements by modifying or removing certain disclosures and adding certain new disclosures. The amendments are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. Early adoption is permitted. Management has adopted the removal and modification of disclosures early, as permitted, and will adopt the additional new disclosures at the effective date.

In March 2017, FASB issued ASU No. 2017-08, Premium Amortization on Purchased Callable Debt Securities. ASU 2017-08 shortens the amortization period for certain callable debt securities held at a premium and requires the premium to be amortized to the earliest call date. The amendments do not require an accounting change for securities held at a discount and discounts will continue to be accreted to the maturity of the security. ASU 2017-08 is effective for fiscal years beginning after December 15, 2018 and for interim periods within those fiscal years. During the current reporting period, management of the Fund adopted the change in accounting policy which did not have a material impact to the Fund’s financial statements.

28  |  Wells Fargo Minnesota Tax-Free Fund

Report of independent registered public accounting firm

TO THE SHAREHOLDERS OF THE FUND AND BOARD OF TRUSTEES OF WELLS FARGO FUNDS TRUST:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Wells Fargo Minnesota Tax-Free Fund (the Fund), one of the funds constituting Wells Fargo Funds Trust, including the portfolio of investments, as of June 30, 2019, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years or periods in the five year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of June 30, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two year period then ended, and the financial highlights for each of the years or periods in the five year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of June 30, 2019, by correspondence with the custodian and brokers, or by other appropriate auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have not been able to determine the specific year that we began serving as the auditor of one or more Wells Fargo Funds investment companies; however we are aware that we have served as the auditor of one or more Wells Fargo Funds investment companies since at least 1955.

Boston, Massachusetts

August 26, 2019

Wells Fargo Minnesota Tax-Free Fund  |   29

Other information (unaudited)

TAX INFORMATION

Pursuant to Section 852 of the Internal Revenue Code, 100% of distributions paid from net investment income is designated as exempt-interest dividends for the fiscal year ended June 30, 2019.

PROXY VOTING INFORMATION

A description of the policies and procedures used to determine how to vote proxies relating to portfolio securities is available, upon request, by calling 1-800-222-8222, visiting our website at wfam.com, or visiting the SEC website at sec.gov. Information regarding how the proxies related to portfolio securities were voted during the most recent 12-month period ended June 30 is available on the website at wfam.com or by visiting the SEC website at sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q or Form N-PORT, which is available by visiting the SEC website at sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

30  |  Wells Fargo Minnesota Tax-Free Fund

Other information (unaudited)

BOARD OF TRUSTEES AND OFFICERS

Each of the Trustees and Officers1 listed in the table below acts in identical capacities for each fund in the Wells Fargo family of funds, which consists of 152 mutual funds comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information2. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

Independent Trustees

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships

William R. Ebsworth (Born 1957)	Trustee, since 2015	Retired. From 1984 to 2013, equities analyst, portfolio manager, research director and chief investment officer at Fidelity Management and Research Company in Boston, Tokyo, and Hong Kong, and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. where he led a team of investment professionals managing client assets. Prior thereto, Board member of Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life Insurance Company. Audit Committee Chair and Investment Committee Chair of the Vincent Memorial Hospital Endowment (non-profit organization). Mr. Ebsworth is a CFA® charterholder.	N/A

Jane A. Freeman (Born 1953)	Trustee, since 2015; Chair Liaison, since 2018	Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens & Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead Independent Director and chair of the Audit Committee. Board member of the Russell Exchange Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is a Board Member of The Ruth Bancroft Garden (non-profit organization). She is also an inactive Chartered Financial Analyst.	N/A

Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009; Audit Committee Chairman, since 2019	Retired. Chairman of the Board of CIGNA Corporation since 2009, and Director since 2005. From 2003 to 2011, Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (private school). Advisory Board Member, Child Evangelism Fellowship (non-profit). Mr. Harris is a certified public accountant (inactive status).	CIGNA Corporation

Judith M. Johnson (Born 1949)	Trustee, since 2008; Audit Committee Chairman, from 2009 to 2018	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	N/A

Wells Fargo Minnesota Tax-Free Fund  |   31

Other information (unaudited)

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships

David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business, Stanford University, Director of the Corporate Governance Research Initiative and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	N/A

Olivia S. Mitchell (Born 1953)	Trustee, since 2006; Nominating and Governance Committee Chairman, since 2018	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	N/A

Timothy J. Penny (Born 1951)	Trustee, since 1996; Chairman, since 2018	President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	N/A

James G. Polisson (Born 1959)	Trustee, since 2018	Retired. Chief Marketing Officer, Source (ETF) UK Services, Ltd, from 2015 to 2017. From 2012 to 2015, Principal of The Polisson Group, LLC, a management consulting, corporate advisory and principal investing company. Chief Executive Officer and Managing Director at Russell Investments, Global Exchange Traded Funds from 2010 to 2012. Managing Director of Barclays Global Investors from 1998 to 2010 and Global Chief Marketing Officer for iShares and Barclays Global Investors from 2000 to 2010. Trustee of the San Francisco Mechanics’ Institute, a non-profit organization, from 2013 to 2015. Board member of the Russell Exchange Traded Fund Trust from 2011 to 2012. Director of Barclays Global Investors Holdings Deutschland GmbH from 2006 to 2009. Mr. Polisson is an attorney and has a retired status with the Massachusetts and District of Columbia Bar Associations.	N/A

*	Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

32  |  Wells Fargo Minnesota Tax-Free Fund

Other information (unaudited)

Officers

Name and year of birth	Position held and length of service	Principal occupations during past five years or longer

Andrew Owen (Born 1960)	President, since 2017	Executive Vice President of Wells Fargo & Company and Head of Affiliated Managers, Wells Fargo Asset Management, since 2014. In addition, Mr. Owen is currently President, Chief Executive Officer and Director of Wells Fargo Funds Management, LLC since 2017. Prior thereto, Executive Vice President responsible for marketing, investments and product development for Wells Fargo Funds Management, LLC, from 2009 to 2014.

Nancy Wiser[1] (Born 1967)	Treasurer, since 2012	Executive Vice President of Wells Fargo Funds Management, LLC since 2011. Chief Operating Officer and Chief Compliance Officer at LightBox Capital Management LLC, from 2008 to 2011.

Alexander Kymn (Born 1973)	Secretary and Chief Legal Officer, since 2018	Senior Company Counsel of Wells Fargo Bank, N.A. since 2018 (previously Senior Counsel from 2007 to 2018). Vice President of Wells Fargo Funds Management, LLC from 2008 to 2014.

Michael H. Whitaker (Born 1967)	Chief Compliance Officer, since 2016	Senior Vice President and Chief Compliance Officer since 2016. Senior Vice President and Chief Compliance Officer for Fidelity Investments from 2007 to 2016.

David Berardi (Born 1975)	Assistant Treasurer, since 2009	Vice President of Wells Fargo Funds Management, LLC since 2009. Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Manager of Fund Reporting and Control for Evergreen Investment Management Company, LLC from 2004 to 2010.

Jeremy DePalma[1] (Born 1974)	Assistant Treasurer, since 2009	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010 and head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.

[1]	Nancy Wiser acts as Treasurer of 65 funds in the Fund Complex. Jeremy DePalma acts as Treasurer of 87 funds and Assistant Treasurer of 65 funds in the Fund Complex.

[2]

The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the website at wfam.com.

Wells Fargo Minnesota Tax-Free Fund  |   33

Other information (unaudited)

BOARD CONSIDERATION OF INVESTMENT MANAGEMENT AND SUB-ADVISORY AGREEMENTS:

Wells Fargo Minnesota Tax-Free Fund

Under the Investment Company Act of 1940 (the “1940 Act”), the Board of Trustees (the “Board”) of Wells Fargo Funds Trust (the “Trust”) must determine annually whether to approve the continuation of the Trust’s investment management and sub-advisory agreements. In this regard, at an in-person meeting held on May 21-22, 2019 (the “Meeting”), the Board, all the members of which have no direct or indirect interest in the investment management and sub-advisory agreements and are not “interested persons” of the Trust, as defined in the 1940 Act (the “Independent Trustees”), reviewed and approved for Wells Fargo Minnesota Tax-Free Fund (the “Fund”): (i) an investment management agreement (the “Management Agreement”) with Wells Fargo Funds Management, LLC (“Funds Management”); and (ii) an investment sub-advisory agreement (the “Sub-Advisory Agreement”) with Wells Capital Management Incorporated (the “Sub-Adviser”), an affiliate of Funds Management. The Management Agreement and the Sub-Advisory Agreement are collectively referred to as the “Advisory Agreements.”

At the Meeting, the Board considered the factors and reached the conclusions described below relating to the selection of Funds Management and the Sub-Adviser and the approval of the Advisory Agreements. Prior to the Meeting, including at an in-person meeting in April 2019, the Trustees conferred extensively among themselves and with representatives of Funds Management about these matters. Also, the Board has adopted a team-based approach, with each team consisting of a sub-set of Trustees, to assist the full Board in the discharge of its duties in reviewing investment performance and other matters throughout the year. The Independent Trustees were assisted in their evaluation of the Advisory Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately.

In providing information to the Board, Funds Management and the Sub-Adviser were guided by a detailed set of requests for information submitted to them by independent legal counsel on behalf of the Independent Trustees at the start of the Board’s annual contract renewal process earlier in 2019. In considering and approving the Advisory Agreements, the Trustees considered the information they believed relevant, including but not limited to the information discussed below. The Board considered not only the specific information presented in connection with the Meeting, but also the knowledge gained over time through interaction with Funds Management and the Sub-Adviser about various topics. In this regard, the Board reviewed reports of Funds Management at each of its quarterly meetings, which included, among other things, portfolio reviews and investment performance reports. In addition, the Board and the teams mentioned above confer with portfolio managers at various times throughout the year. The Board did not identify any particular information or consideration that was all-important or controlling, and each individual Trustee may have attributed different weights to various factors.

After its deliberations, the Board unanimously approved the continuation of the Advisory Agreements for a one-year term and determined that the compensation payable to Funds Management and the Sub-Adviser under each of the Advisory Agreements was reasonable. The Board considered the approval of the Advisory Agreements for the Fund as part of its consideration of agreements for funds across the complex, but its approvals were made on a fund-by-fund basis. The following summarizes a number of important, but not necessarily all, factors considered by the Board in support of its approvals.

Nature, extent and quality of services

The Board received and considered various information regarding the nature, extent and quality of services provided to the Fund by Funds Management and the Sub-Adviser under the Advisory Agreements. This information included a description of the investment advisory services and Fund-level administrative services covered by the Management Agreement, as well as, among other things, a summary of the background and experience of senior management of Wells Fargo Asset Management (“WFAM”), of which Funds Management and the Sub-Adviser are a part, a summary of investments made in the business of WFAM, a summary of certain organizational and personnel changes involving Funds Management and the Sub-Adviser, and a description of Funds Management’s and the Sub-Adviser’s business continuity planning programs and of their approaches to data privacy and cybersecurity. The Board received and reviewed information about Funds Management’s role as administrator of the Fund’s liquidity risk management program. The Board also considered the qualifications, background, tenure and responsibilities of each of the portfolio managers primarily responsible for the day-to-day portfolio management of the Fund.

The Board evaluated the ability of Funds Management and the Sub-Adviser to attract and retain qualified investment professionals, including research, advisory and supervisory personnel. The Board further considered the compliance programs and compliance records of Funds Management and the Sub-Adviser. In addition, the Board took into account the full range of services provided to the Fund by Funds Management and its affiliates.

Fund investment performance and expenses

The Board considered the investment performance results for the Fund over various time periods ended December 31, 2018. The Board considered these results in comparison to the investment performance of funds in a universe that was determined by

34  |  Wells Fargo Minnesota Tax-Free Fund

Other information (unaudited)

Broadridge Inc. (“Broadridge”) to be similar to the Fund (the “Universe”), and in comparison to the Fund’s benchmark index and to other comparative data. Broadridge is an independent provider of investment company data. The Board received a description of the methodology used by Broadridge to select the mutual funds in the performance Universe. The Board noted that the investment performance of the Fund (Administrator Class) was higher than the average investment performance of the Universe for the one- and three-year periods under review, equal to the average investment performance of the Universe for the ten-year period under review, and in range of the average investment performance of the Universe for the three-year period under review. The Board also noted that the investment performance of the Fund was lower than its benchmark index, the Bloomberg Barclays Municipal Bond Index, for all periods under review.

The Board also received and considered information regarding the Fund’s net operating expense ratios and their various components, including actual management fees, custodian and other non-management fees, and Rule 12b-1 and non-Rule 12b-1 shareholder service fees. The Board considered these ratios in comparison to the median ratios of funds in class-specific expense groups that were determined by Broadridge to be similar to the Fund (the “Groups”). The Board received a description of the methodology used by Broadridge to select the mutual funds in the expense Groups and an explanation of how funds comprising expense groups and their expense ratios may vary from year-to-year. Based on the Broadridge reports, the Board noted that the net operating expense ratios of the Fund were lower than or equal to the median net operating expense ratios of the expense Groups for each share class.

The Board took into account the Fund’s investment performance and expense information provided to it among the factors considered in deciding to re-approve the Advisory Agreements.

Investment management and sub-advisory fee rates

The Board reviewed and considered the contractual fee rates payable by the Fund to Funds Management under the Management Agreement, as well as the contractual fee rates payable by the Fund to Funds Management for class-level administrative services under a Class-Level Administration Agreement, which include, among other things, class-level transfer agency and sub-transfer agency costs (collectively, the “Management Rates”). The Board also reviewed and considered the contractual investment sub-advisory fee rates that are payable by Funds Management to the Sub-Adviser for investment sub-advisory services.

Among other information reviewed by the Board was a comparison of the Fund’s Management Rates with the average contractual investment management fee rates of funds in the expense Groups at a common asset level as well as transfer agency costs of the funds in the expense Groups. The Board noted that the Management Rates of the Fund were lower than or in range of the sum of these average rates for the Fund’s expense Groups for all share classes.

The Board also received and considered information about the portion of the total management fee that was retained by Funds Management after payment of the fee to the Sub-Adviser for sub-advisory services. In assessing the reasonableness of this amount, the Board received and evaluated information about the nature and extent of responsibilities retained and risks assumed by Funds Management and not delegated to or assumed by the Sub-Adviser, and about Funds Management’s on-going oversight services. Given the affiliation between Funds Management and the Sub-Adviser, the Board ascribed limited relevance to the allocation of fees between them.

The Board also received and considered information about the nature and extent of services offered and fee rates charged by Funds Management and the Sub-Adviser to other types of clients with investment strategies similar to those of the Fund. In this regard, the Board received information about the significantly greater scope of services, and compliance, reporting and other legal burdens and risks of managing proprietary mutual funds compared with those associated with managing assets of other types of clients, including third-party sub-advised fund clients and non-mutual fund clients such as institutional separate accounts.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board determined that the compensation payable to Funds Management under the Management Agreement and to the Sub-Adviser under the Sub-Advisory Agreement was reasonable.

Profitability

The Board received and considered information concerning the profitability of Funds Management, as well as the profitability of both WFAM and Wells Fargo & Co. (“Wells Fargo”) from providing services to the fund family as a whole. The Board noted that the Sub-Adviser’s profitability information with respect to providing services to the Fund and other funds in the family was subsumed in the WFAM and Wells Fargo profitability analysis.

Funds Management reported on the methodologies and estimates used in calculating profitability, including a description of the methodology used to allocate certain expenses. Among other things, the Board noted that the levels of profitability

Wells Fargo Minnesota Tax-Free Fund  |   35

Other information (unaudited)

reported on a fund-by-fund basis varied widely, depending on factors such as the size, type and age of fund. Based on its review, the Board did not deem the profits reported by Funds Management, WFAM or Wells Fargo from services provided to the Fund to be at a level that would prevent it from approving the continuation of the Advisory Agreements.

Economies of scale

The Board received and considered information about the potential for Funds Management to experience economies of scale in the provision of management services to the Fund, the difficulties of calculating economies of scale at an individual fund level, and the extent to which potential scale benefits are shared with shareholders. The Board noted the existence of breakpoints in the Fund’s management fee structure, which operate generally to reduce the Fund’s expense ratios as the Fund grows in size. The Board considered that in addition to management fee breakpoints, Funds Management shares potential economies of scale from its management business in a variety of ways, including through fee waiver and expense reimbursement arrangements, services that benefit shareholders, competitive management fee rates set at the outset without regard to breakpoints, and investments in the business intended to enhance services available to shareholders.

The Board concluded that Funds Management’s arrangements with respect to the Fund, including contractual breakpoints, constituted a reasonable approach to sharing potential economies of scale with the Fund and its shareholders.

Other benefits to Funds Management and the Sub-Adviser

The Board received and considered information regarding potential “fall-out” or ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, as a result of their relationships with the Fund. Ancillary benefits could include, among others, benefits directly attributable to other relationships with the Fund and benefits potentially derived from an increase in Funds Management’s and the Sub-Adviser’s business as a result of their relationships with the Fund. The Board noted that various affiliates of Funds Management may receive distribution-related fees, shareholder servicing payments and sub-transfer agency fees in respect of shares sold or held through them and services provided.

The Board also reviewed information about soft dollar credits earned and utilized by the Sub-Adviser, fees earned by Funds Management and the Sub-Adviser from managing a private investment vehicle for the fund family’s securities lending collateral, and commissions earned by an affiliated broker from portfolio transactions.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board did not find that any ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, were unreasonable.

Conclusion

At the Meeting, after considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board unanimously approved the continuation of the Advisory Agreements for a one-year term and determined that the compensation payable to Funds Management and the Sub-Adviser under each of the Advisory Agreements was reasonable.

36  |  Wells Fargo Minnesota Tax-Free Fund

For more information

More information about Wells Fargo Funds is available free upon request. To obtain literature, please write, visit the Fund’s website, or call:

Wells Fargo Funds

P.O. Box 219967

Kansas City, MO 64121-9967

Website: wfam.com

Individual investors: 1-800-222-8222

Retail investment professionals: 1-888-877-9275

Institutional investment professionals: 1-866-765-0778

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call 1-800-222-8222 or visit the Fund’s website at wfam.com. Read the prospectus carefully before you invest or send money.

Wells Fargo Asset Management (WFAM) is the trade name for certain investment advisory/management firms owned by Wells Fargo & Company. These firms include but are not limited to Wells Capital Management Incorporated and Wells Fargo Funds Management, LLC. Certain products managed by WFAM entities are distributed by Wells Fargo Funds Distributor, LLC (a broker-dealer and Member FINRA).

This material is for general informational and educational purposes only and is NOT intended to provide investment advice or a recommendation of any kind—including a recommendation for any specific investment, strategy, or plan.

INVESTMENT PRODUCTS: NOT FDIC INSURED  ◾  NO BANK GUARANTEE  ◾   MAY LOSE VALUE

© 2019 Wells Fargo Funds Management, LLC. All rights reserved.

404824 08-19

A252/AR252 06-19

Annual Report

June 30, 2019

Wells Fargo

California Tax-Free Fund

Beginning on January 1, 2021, as permitted by new regulations adopted by the Securities and Exchange Commission, paper copies of the Wells Fargo Funds’ annual and semi-annual shareholder reports issued after this date will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds’ website, and you will be notified by mail each time a report is posted and provided with a website address to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically at any time by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling 1-800-222-8222 or by enrolling at wellsfargo.com/advantagedelivery.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports; if you invest directly with the Fund, you can call 1-800-222-8222. Your election to receive reports in paper will apply to all Wells Fargo Funds held in your account with your financial intermediary or, if you are a direct investor, to all Wells Fargo Funds that you hold.

Contents

Reduce clutter. Save trees.
Sign up for electronic delivery of prospectuses and shareholder reports at wellsfargo.com/advantagedelivery

The views expressed and any forward-looking statements are as of June 30, 2019, unless otherwise noted, and are those of the Fund managers and/or Wells Fargo Asset Management. Discussions of individual securities, or the markets generally, or any Wells Fargo Fund are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements. The views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo Asset Management and the Fund disclaim any obligation to publicly update or revise any views expressed or forward-looking statements.

INVESTMENT PRODUCTS: NOT FDIC INSURED  ◾  NO BANK GUARANTEE  ◾  MAY LOSE VALUE

Wells Fargo California Tax-Free Fund  |  1

Letter to shareholders (unaudited)

Andrew Owen

President

Wells Fargo Funds

Dear Shareholder:

We are pleased to offer you this annual report for the Wells Fargo California Tax-Free Fund for the 12-month period that ended June 30, 2019. After the first six months of the period yielded either low-single-digit or negative investment returns, stock and bond investors enjoyed a recovery during the final six months. The gains came amid continued concerns about global economic growth, international trade, geopolitical tensions, and bouts of market volatility.

For the period, U.S. stocks, based on the S&P 500 Index,1 gained 10.42% and international stocks, as measured by the MSCI ACWI ex USA Index (Net),2 rose 1.29%. The MSCI EM Index (Net)3 added 1.21%. For bond investors, the Bloomberg Barclays U.S. Aggregate Bond Index4 added 7.87%, the Bloomberg Barclays Global Aggregate ex-USD Index5 rose 4.10%, the Bloomberg Barclays Municipal Bond Index6 gained 6.71%, and the ICE BofAML U.S. High Yield Index7 added 7.58%.

U.S. and international markets diverged during the third quarter of 2018.

Domestic equity investors received encouraging news during the third quarter of 2018. The U.S. Bureau of Economic Analysis reported second-quarter annualized gross domestic product (GDP) growth of 4.2%. Hiring improved. Unemployment declined. Consumer confidence and spending increased. Third-quarter corporate earnings reports were generally positive. U.S. trade negotiations with Mexico and Canada progressed. The U.S. Federal Reserve (Fed) raised the federal funds rate by 25 basis points (bps; 100 bps equal 1.00%) to a target range of between 2.00% and 2.25% in September, one of four rate increases implemented during 2018, expressing confidence in the strength of the U.S. economic expansion’s durability.

Investors in international markets were not as confident. Tensions between the U.S. and China increased. The U.S. imposed $200 billion in tariffs on Chinese goods. China reacted with $60 billion in tariffs on U.S. goods. Economic growth in China caused concern. During the quarter, the MSCI ACWI ex USA Index (Net) gained 0.71%. The MSCI EM Index (Net) declined 1.09%. In fixed-income markets, U.S. bonds were flat, as measured by the Bloomberg Barclays U.S. Aggregate Bond Index. The Bloomberg Barclays Global Aggregate ex-USD Index fell 1.74%.

[1]

The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.

[2]

The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) ex USA Index (Net) is a free-float-adjusted market-capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets, excluding the U.S. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices or any securities or financial products. This report is not approved, reviewed, or produced by MSCI. You cannot invest directly in an index.

[3]

The MSCI Emerging Markets (EM) Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of emerging markets. You cannot invest directly in an index.

[4]

The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. You cannot invest directly in an index.

[5]

The Bloomberg Barclays Global Aggregate ex-USD Index is an unmanaged index that provides a broad-based measure of the global investment-grade fixed-income markets excluding the U.S. dollar-denominated debt market. You cannot invest directly in an index.

[6]	The Bloomberg Barclays Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.

[7]

The ICE BofAML U.S. High Yield Index is a market-capitalization-weighted index of domestic and Yankee high-yield bonds. The index tracks the performance of high-yield securities traded in the U.S. bond market. You cannot invest directly in an index. Copyright 2019. ICE Data Indices, LLC. All rights reserved.

2  |  Wells Fargo California Tax-Free Fund

Letter to shareholders (unaudited)

Global markets suffered during the fourth quarter of 2018.

November’s U.S. midterm elections shifted control of the House of Representatives from Republicans to Democrats, presaging partisan clashes that followed and caused uncertainty among investors. Third-quarter U.S. GDP was announced at an annualized 3.4% rate, lower than the second-quarter rate. Brexit efforts stalled ahead of the March 2019 deadline. The People’s Bank of China cut reserve requirement ratios, accelerated infrastructure spending, and cut taxes even as the value of the yuan declined to low levels last seen in 2008. A partial U.S. government shutdown driven by partisan policy disputes extended into January.

The combination of news in the U.S. and generally weak economic indicators outside of the U.S. caused investors to seek safe havens. December’s S&P 500 Index performance was the worst since 1931. Globally, fixed-income investments fared better than stocks during the last two months of the year. The Fed increased the federal funds rate by 25 bps in December to a target range of between 2.25% and 2.50%.

The market climbs a wall of worry.

Investors entered 2019 with reasons to be concerned. Investment returns appeared to reaffirm the adage that markets climb a wall of worry. The S&P 500 Index gained 8.01% for the month of January, the best monthly performance in 30 years. Returns for the MSCI ACWI ex USA Index (Net), the Bloomberg Barclays U.S. Aggregate Bond Index, and the Bloomberg Barclays Global Aggregate ex-USD Index also were positive. The Fed indicated that it would pause its program of regular rate increases during 2019 as inflation remained low.

In February 2019, concerns over slowing global growth persisted. The Bureau of Economic Analysis announced fourth-quarter 2018 GDP grew at an annualized 2.2% rate, down from the levels of the prior two quarters. In a February report, the Bank of England forecast the slowest growth since the financial crisis for 2019. China and the U.S. continued to wrangle over trade issues.

By the end of March 2019, the combination of dovish Fed sentiment and steady, if not spectacular, economic and business metrics reinforced investors’ confidence. Monthly job creation data and corporate profits, while less consistent than during 2018, were solid. China announced a roughly $300 billion stimulus package through tax and fee cuts intended to reinvigorate economic growth.

During April 2019, investors drew confidence from favorable economic projections, sustained low inflation, and solid employment data. First-quarter GDP showed the economy grew at an annualized rate of 3.2% on improvement in business investment and exports. Favorable sentiment extended to foreign markets as the MSCI ACWI ex USA Index (Net) gained 2.64% and the MSCI EM Index (Net) added 2.11% for the month.

During May 2019, investing signals were mixed. In the U.S., partisan wrangling ramped up as Democrats and Republicans set their sights on 2020 presidential politics. The U.K.’s Brexit caused Prime Minister Theresa May to resign. The European Commission downgraded the 2019 growth forecast to 1.2%. The U.S. increased tariffs on products from China, China responded, and then talks broke down. President Donald Trump threatened to turn his foreign policy tariff tool to Mexico over immigration issues. Markets tumbled.

As had been the case during most of 2019 to date, just as the investment horizon appeared to darken, sentiment turned and markets gained. The gains, primarily driven by geopolitical and monetary policy events, drove equity markets to new highs. President Trump dropped his threats of new tariffs on Mexico after talks and further tariffs on China after meeting with China’s President Xi Jinping at the G-20 summit. President Mario Draghi of the European Central Bank said that if the outlook doesn’t

“December’s S&P 500 Index performance was the worst since 1931.”

“The S&P 500 Index gained 8.01% for the month of January, the best monthly performance in 30 years.”

Wells Fargo California Tax-Free Fund  |  3

Letter to shareholders (unaudited)

improve, the bank will cut rates or buy more assets to prop up inflation. In the U.S., the Fed said growth shifted from “solid” to “moderate” and indicated a willingness to cut rates.

Don’t let short-term uncertainty derail long-term investment goals.

Periods of investment uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. To help you create a sound strategy based on your personal goals and risk tolerance, Wells Fargo Funds offers more than 100 mutual funds spanning a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.

Thank you for choosing to invest with Wells Fargo Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs.

Sincerely,

Andrew Owen

President

Wells Fargo Funds

For further information about your Fund, contact your investment professional, visit our website at wfam.com, or call us directly at 1-800-222-8222.

4  |  Wells Fargo California Tax-Free Fund

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Performance highlights (unaudited)

Investment objective

The Fund seeks current income exempt from federal income tax and California individual income tax.

Manager

Wells Fargo Funds Management, LLC

Subadviser

Wells Capital Management Incorporated

Portfolio managers

Terry J. Goode

Brandon Pae‡

Adrian Van Poppel

Average annual total returns (%) as of June 30, 2019

		Including sales charge			Excluding sales charge			Expense ratios[1] (%)

	Inception date	1 year	5 year	10 year	1 year	5 year	10 year	Gross	Net[2]

Class A (SCTAX)	10-6-1988	0.93	2.52	4.80	5.70	3.47	5.29	0.83	0.75

Class C (SCTCX)	7-1-1993	3.95	2.71	4.50	4.95	2.71	4.50	1.58	1.50

Administrator Class (SGCAX)	12-15-1997	–	–	–	5.99	3.69	5.51	0.77	0.55

Institutional Class (SGTIX)[3]	10-31-2014	–	–	–	6.07	3.75	5.54	0.50	0.48

Bloomberg Barclays Municipal Bond Index[4]	–	–	–	–	6.71	3.64	4.72	–	–

Bloomberg Barclays Municipal Bond: California Index[5]	–	–	–	–	6.42	3.66	5.33	–	–

Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, wfam.com.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.

For Class A shares, the maximum front-end sales charge is 4.50%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including a contingent deferred sales charge assumes the sales charge for the corresponding time period. Administrator Class and Institutional Class shares are sold without a front-end sales charge or contingent deferred sales charge.

Bond values fluctuate in response to the financial condition of individual issuers, general market and economic conditions, and changes in interest rates. Changes in market conditions and government policies may lead to periods of heightened volatility in the bond market and reduced liquidity for certain bonds held by the Fund. In general, when interest rates rise, bond values fall and investors may lose principal value. Interest-rate changes and their impact on the Fund and its share price can be sudden and unpredictable. The use of derivatives may reduce returns and/or increase volatility. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). The Fund is exposed to California municipal securities risk, high-yield securities risk, and non-diversification risk. Consult the Fund’s prospectus for additional information on these and other risks. A portion of the Fund’s income may be subject to federal, state, and/or local income taxes or the Alternative Minimum Tax (AMT). Any capital gains distributions may be taxable.

Please see footnotes on page 7.

6  |  Wells Fargo California Tax-Free Fund

Performance highlights (unaudited)

Growth of $10,000 investment as of June 30, 2019[6]

‡	Mr. Pae became a portfolio manager of the Fund on March 28, 2019.

[1]

Reflects the expense ratios as stated in the most recent prospectuses. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report.

[2]

The manager has contractually committed through October 31, 2019, to waive fees and/or reimburse expenses to the extent necessary to cap the expenses of each class after fee waivers at the amounts shown. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses (if any), and extraordinary expenses are excluded from the expense cap. Prior to or after the commitment expiration date, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees. Without this cap, the Fund’s returns would have been lower. The expense ratio paid by an investor is the net expense ratio (the total annual fund operating expenses after fee waivers) as stated in the prospectuses.

[3]

Historical performance shown for the Institutional Class shares prior to their inception reflects the performance of the Administrator Class shares and includes the higher expenses applicable to Administrator Class shares. If these expenses had not been included, returns for Institutional Class shares would be higher.

[4]	The Bloomberg Barclays Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.

[5]	The Bloomberg Barclays Municipal Bond: California Index is the California component of the Bloomberg Barclays Municipal Bond Index. You cannot invest directly in an index.

[6]

The chart compares the performance of Class A shares for the most recent ten years with the Bloomberg Barclays Municipal Bond Index and the Bloomberg Barclays Municipal Bond: California Index. The chart assumes a hypothetical $10,000 investment in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 4.50%.

[7]	Amounts are calculated based on the long-term total investments of the Fund. These amounts are subject to change and may have changed since the date specified.

[8]

The credit quality distribution of portfolio holdings reflected in the chart is based on ratings from Standard & Poor’s, Moody’s Investors Service, and/or Fitch Ratings Ltd. Credit quality ratings apply to the underlying holdings of the Fund and not to the Fund itself. The percentages of the Fund’s portfolio with the ratings depicted in the chart are calculated based on the total market value of fixed income securities held by the Fund. If a security was rated by all three rating agencies, the middle rating was utilized. If rated by two of three rating agencies, the lower rating was utilized, and if rated by one of the rating agencies, that rating was utilized. Standard & Poor’s rates the creditworthiness of bonds, ranging from AAA (highest) to D (lowest). Ratings from A to CCC may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the rating categories. Standard & Poor’s rates the creditworthiness of short-term notes from SP-1 (highest) to SP-3 (lowest). Moody’s rates the creditworthiness of bonds, ranging from Aaa (highest) to C (lowest). Ratings Aa to B may be modified by the addition of a number 1 (highest) to 3 (lowest) to show relative standing within the ratings categories. Moody’s rates the creditworthiness of short-term U.S. tax-exempt municipal securities from MIG 1/VMIG 1 (highest) to SG (lowest). Fitch rates the creditworthiness of bonds, ranging from AAA (highest) to D (lowest). Credit quality distribution is subject to change and may have changed since the date specified.

Wells Fargo California Tax-Free Fund  |  7

Performance highlights (unaudited)

MANAGER’S DISCUSSION

Fund highlights

∎	The Fund underperformed the Bloomberg Barclays Municipal Bond Index and the Bloomberg Barclays Municipal Bond: California Index for the 12-month period that ended June 30, 2019.

∎

The Fund’s shorter-duration profile was a detractor as longer-duration bonds outperformed shorter maturities during this period of flattening. The Fund also saw several of its large, attractive Great Recession–era California State general obligation (GO) bonds refunded over the year that had book yields that could not be replaced in the current interest rate environment.

∎

The primary drivers of performance were the Fund’s credit profile, security selection, and yield-curve positioning with an overweight to the best-performing long-term bond maturity segment. Strong demand for lower-rated credits benefited the Fund’s overweight to A-rated and BBB-rated bonds. Security selection was also a contributor as several hospitals and special tax bonds performed well relative to similar credits in the Bloomberg Barclays Municipal Bond: California Index.

Effective maturity distribution as of June 30, 2019[7]

Fading growth expectations put the Fed on hold.

Throughout most of 2018, the fixed-income markets expected the U.S. Federal Reserve (Fed) to continue the path to normalize monetary policy. Moderate economic growth, stronger employment data, and inflation near its 2% target enabled the Fed to increase the federal funds rate four times in the calendar year. Despite a Fed rate hike in December, the Treasury market rallied in the fourth quarter of 2018 as the market lowered expectations for further rate hikes amid slower global growth, trade tariffs, and uncertainty concerning Britain’s departure from the European Union. These concerns only increased as we moved into the first half of 2019 and discussions changed from when the Fed might hike to when they might cut the federal funds rate. As a result, fixed-income markets rallied, pushing the benchmark 10-year Treasury yield from a 3.23% peak in November 2018 to 2.00% by the end of June.

Specific to the municipal bond market, the beginning of the reporting period was marked with significant outflows due to a general risk-on sentiment in equity markets and the fear of rising interest rates. As the calendar turned, so did market sentiment. Flows into municipal mutual funds not only turned positive, but record inflows were reported as investor opinion toward fixed income, particularly municipals, improved due to investor expectations that interest rates would remain stable. While new issue supply was higher than it was a year earlier, it was still much lower than a typical year due to tax reform, which eliminated the ability of issuers to advance refund outstanding higher-cost debt. Overall, reduced supply, state and local sales tax caps for individuals, and lower interest rates fueled demand and thus returns for municipal bonds over the period.

The Fund’s duration started at 94% of the Bloomberg Barclays Municipal Bond: California Index but we moved closer to neutral, or to 97% of the index, by the end of the period as expectations of additional Fed rate hikes moderated in 2019. We continue to maintain an overweight to bonds rated A and below as higher-grade bonds have priced historically rich in the wake of tax reform, especially for states like California, which were affected to a greater degree by the cap on state and local tax deductions. Over the period, we have also added higher-rated, lower-coupon bonds, which offered additional incremental yield with lower expected price volatility in the current interest rate environment compared with lower-rated, higher-coupon bonds. Our exposure to state GOs decreased markedly as several large positions were refunded by the State of California, and we deployed those resources to other sectors, including hospitals, local GOs, and airports, which all have had strong relative performance over the period.

Please see footnotes on page 7.

8  |  Wells Fargo California Tax-Free Fund

Performance highlights (unaudited)

Credit quality as of June 30, 2019[8]

As the yield curve flattened over the period and credit spreads tightened, longer-duration bonds and credit outperformed. The 30-year AAA municipal benchmark rallied 63 bps (bps; 100 bps equal 1.00%) over the period, based on the Thomson Municipal Market Data AAA yield curve, resulting in a bull flattening, and as a result, long-duration bonds performed well. Many of our top contributors were non-callable zero-coupon bonds. Strong demand for lower-rated bonds also contributed to the Fund’s relative performance as we maintained our overweight to this segment. Lower-rated airports and higher-rated 4% coupon bonds were among our most significant contributors to performance during the period. Finally, several nonrated special tax bonds experienced strong total return over the period as technical factors, including strong high-yield fund flows and historically tight credit spreads, supported demand.

Shorter-maturing bonds inside of 10 years did not rally as strongly as longer maturities. As a result, the Fund’s exposure to this maturity range hampered performance. Higher-quality bonds also generally underperformed. This included pre-refunded, state GOs, and water and sewer bonds. The Fund’s overweight to the weaker-performing leasing/appropriation sector was a detractor and the Fund’s bonds underperformed those in the index. The Fund’s limited exposure to golden tobacco settlement bonds also detracted from performance as the specter of increased regulation and plunging smoking consumption led Standard & Poor’s to revise its modeling assumptions and place some credits on negative watch. Finally, the State of California refunded several large positions over the period—bonds issued when the state’s credit spreads were at recent highs—and as a result, we could not replace those book yields at a similar risk profile.

Our outlook is for lower rates

Overall, technicals remain strong in the municipal bond market and we expect municipal bond valuations in the medium term to be helped by high state income tax rates, record levels of municipal debt maturities and calls, and limited availability of gross municipal bond supply. However, we believe overall economic growth in this cycle has neared its peak and, as a result, the Fed may lower rates before the end of the year. As a result, we will look to maintain a neutral duration positioning and an up-in-quality trade approach.

Please see footnotes on page 7.

Wells Fargo California Tax-Free Fund  |  9

Fund expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (if any) on redemptions and (2) ongoing costs, including management fees, distribution (12b-1) and/or shareholder servicing fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from January 1, 2019 to June 30, 2019.

Actual expenses

The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and contingent deferred sales charges. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning account value 1-1-2019	Ending account value 6-30-2019	Expenses paid during the period¹	Annualized net expense ratio

Class A

Actual	$1,000.00	$1,047.96	$3.81	0.75%

Hypothetical (5% return before expenses)	$1,000.00	$1,021.08	$3.76	0.75%

Class C

Actual	$1,000.00	$1,044.33	$7.60	1.50%

Hypothetical (5% return before expenses)	$1,000.00	$1,017.36	$7.50	1.50%

Administrator Class

Actual	$1,000.00	$1,049.82	$2.80	0.55%

Hypothetical (5% return before expenses)	$1,000.00	$1,022.07	$2.76	0.55%

Institutional Class

Actual	$1,000.00	$1,049.27	$2.44	0.48%

Hypothetical (5% return before expenses)	$1,000.00	$1,022.41	$2.41	0.48%

[1]

Expenses paid is equal to the annualized net expense ratio of each class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half-year period).

10  |  Wells Fargo California Tax-Free Fund

Portfolio of investments—June 30, 2019

	Interest rate	Maturity date	Principal	Value
Municipal Obligations: 98.82%

California: 94.75%

Airport Revenue: 3.96%

California Municipal Finance Authority AMT Senior Lien Linxs Apartment Project Series A	5.00%	12-31-2043	$5,730,000	$6,698,599

Los Angeles CA Department Of Airports Revenue	5.00	5-15-2049	5,000,000	5,966,000

Palm Springs CA Palm Springs International Airport	6.40	7-1-2023	380,000	380,239

Sacramento County CA Airport System Refunding Bond AMT Senior Series C	5.00	7-1-2037	7,300,000	8,797,157

Sacramento County CA Airport System Refunding Bond AMT Senior Series C	5.00	7-1-2038	3,000,000	3,605,610

San Francisco CA City & County International Airport AMT Series A ##	5.00	5-1-2047	7,715,000	9,002,016

San Jose CA Airport AMT Refunding Bond Series A	5.00	3-1-2047	4,000,000	4,631,120

San Jose CA Airport Refunding Bond Series B	5.00	3-1-2042	1,750,000	2,071,615

				41,152,356

Education Revenue: 5.01%

California Educational Facilities Authority Loma Linda University Series A	5.00	4-1-2042	2,645,000	3,072,538

California Municipal Finance Authority California Baptist University Series A 144A	4.00	11-1-2021	595,000	609,161

California Municipal Finance Authority California Baptist University Series A 144A	5.00	11-1-2025	1,025,000	1,137,176

California Municipal Finance Authority Charter School Albert Einstein Academies Project Series A	6.75	8-1-2033	1,525,000	1,695,342

California Municipal Finance Authority Charter School Albert Einstein Academies Project Series A	7.13	8-1-2043	1,000,000	1,114,940

California Municipal Finance Authority Refunding Bond Biola University Incorporated	5.00	10-1-2035	600,000	710,850

California Municipal Finance Authority Charter School Palmdale Aerospace Academy Project 144A	5.00	7-1-2041	1,250,000	1,363,862

California Municipal Finance Authority Charter School Revenue Palmdale Aerospace Academy Series A 144A	5.00	7-1-2049	1,800,000	1,989,306

California School Finance Authority Bright Star Schools Obligation Group 144A	5.00	6-1-2047	1,000,000	1,064,440

California School Finance Authority Bright Star Schools Obligation Group 144A	5.00	6-1-2054	1,000,000	1,055,420

California School Finance Authority Green Dot Public Schools Projects 144A	4.00	8-1-2025	475,000	525,972

California School Finance Authority Green Dot Public Schools Projects 144A	5.00	8-1-2035	2,525,000	2,841,054

California School Finance Authority KIPP Louisiana School Projects Series A 144A	5.00	7-1-2035	1,000,000	1,129,800

California School Finance Authority Rocketship Education Series A 144A	5.00	6-1-2036	945,000	1,001,955

California School Finance Authority Rocketship Education Series A 144A	5.00	6-1-2046	2,100,000	2,207,289

California Statewide CDA Refunding Bond California Baptist University Series A 144A	5.00	11-1-2032	1,135,000	1,332,240

California Statewide CDA Refunding Bond California Baptist University Series A 144A	5.00	11-1-2041	2,875,000	3,293,658

California Statewide CDA School Facility Alliance for College-Ready Public Schools	6.75	7-1-2031	1,625,000	1,741,626

California University Systemwide Refunding Bond Series A	4.00	11-1-2038	8,000,000	8,789,120

California University Systemwide Refunding Bond Series A	5.00	11-1-2045	6,400,000	7,470,464

University of California Series AI	5.00	5-15-2038	2,000,000	2,249,020

University of California Series K	4.00	5-15-2046	5,295,000	5,694,825

				52,090,058

GO Revenue: 30.39%

Alhambra CA Unified School District Election of 2008 Series B (AGM Insured)	6.00	8-1-2029	4,100,000	4,512,952

Alvord CA Unified School District Election of 2012 Series A (AGM Insured)	5.25	8-1-2037	1,620,000	1,843,738

Wells Fargo California Tax-Free Fund  |  11

Portfolio of investments—June 30, 2019

	Interest rate	Maturity date	Principal	Value

GO Revenue (continued)

Bassett CA Unified School District Refunding Bond Series B (Build America Mutual Assurance Company Insured)	5.00%	8-1-2027	$1,050,000	$1,248,818

Beaumont CA Unified School District Election of 2008 Series D (Build America Mutual Assurance Company Insured)	5.25	8-1-2044	2,000,000	2,414,200

Cabrillo CA Unified School District CAB Series A (Ambac Insured) ¤	0.00	8-1-2021	1,500,000	1,453,875

California	5.25	11-1-2040	3,000,000	3,149,970

California Statewide Series B (1 Month LIBOR +0.76%) ±	2.46	12-1-2031	2,500,000	2,512,625

California Various Purposes	5.00	9-1-2029	1,475,000	1,590,478

California Various Purposes	5.00	10-1-2029	7,000,000	7,065,450

California Various Purposes	5.00	9-1-2032	5,100,000	5,835,165

California Various Purposes	5.00	2-1-2038	5,000,000	5,571,200

California Various Purposes	5.00	10-1-2039	5,000,000	5,881,950

California Various Purposes	5.00	8-1-2046	10,000,000	11,742,300

California Various Purposes	5.00	4-1-2049	2,500,000	3,055,900

California Various Purposes	5.25	9-1-2028	5,000,000	5,418,000

California Various Purposes	5.25	10-1-2029	800,000	807,936

California Various Purposes	5.25	4-1-2035	12,640,000	13,981,357

California Various Purposes	5.60	3-1-2036	8,715,000	8,957,016

California Various Purposes Refunding Bond	5.00	9-1-2035	35,000,000	41,942,950

Center Unified School District California CAB Series C (National Insured) ¤	0.00	9-1-2021	5,000,000	4,841,150

Centinela Valley CA Union High School District Election of 2008 Series B	6.00	8-1-2036	2,500,000	2,987,475

Centinela Valley CA Union High School District Election of 2008 Series C	5.00	8-1-2035	2,000,000	2,314,760

Cerritos CA Community College CAB Election of 2004 ¤	0.00	8-1-2029	1,750,000	1,384,040

Cerritos CA Community College CAB Election of 2004 ¤	0.00	8-1-2033	1,500,000	1,028,325

College of the Sequoias Tulare Area Improvement District #3 CAB Election of 2008 Series A (AGC Insured) ¤	0.00	8-1-2024	1,000,000	913,510

Compton CA Community College CAB Election of 2002 Series C ¤	0.00	8-1-2035	3,445,000	2,077,886

Contra Costa County CA Community College District Election of 2006	5.00	8-1-2038	3,250,000	3,663,465

Delano CA Union High School Election of 2010 Series B (AGM Insured)	5.75	8-1-2035	4,510,000	4,720,076

Escondido CA Union High School CAB Election of 2008 Series A (AGC Insured) ¤	0.00	8-1-2027	8,385,000	7,157,939

Escondido CA Union School District	4.00	8-1-2043	2,150,000	2,346,532

Garden Grove CA Unified School District Election of 2010 Series C	5.25	8-1-2037	2,000,000	2,282,160

Gilroy CA Unified School District Election of 2008 Series A (AGC Insured)	6.00	8-1-2027	1,000,000	1,003,920

Hayward CA Unified School District Refunding Bond	5.00	8-1-2038	6,000,000	6,823,260

Inglewood CA Unified School District Election of 2012 Series B (Build America Mutual Assurance Company Insured)	5.00	8-1-2036	200,000	232,514

Inglewood CA Unified School District Election of 2012 Series B (Build America Mutual Assurance Company Insured)	5.00	8-1-2038	500,000	577,300

Long Beach CA Unified School District CAB Election of 2008 Series B ¤	0.00	8-1-2035	2,000,000	1,269,060

Long Beach CA Unified School District Prerefunded Bond Election of 2008 Series A	5.50	8-1-2026	1,435,000	1,439,994

Long Beach CA Unified School District Unrefunded Bond Election of 2008 Series A	5.50	8-1-2026	95,000	95,326

Los Angeles CA Community College District Refunding Bond	4.00	8-1-2038	10,000,000	11,025,500

Lynwood CA Unified School District Election of 2012 Series A (AGM Insured)	5.00	8-1-2033	5,000	5,604

Merced CA City School District Election of 2014	5.00	8-1-2045	1,000,000	1,161,490

Merced CA Union High School District CAB Series C ¤	0.00	8-1-2032	3,380,000	2,411,562

Mount San Antonio CA Community College District CAB Election of 2008 Series A ¤	0.00	8-1-2024	1,610,000	1,481,168

Natomas CA Unified School District Series 1999 (National Insured)	5.95	9-1-2021	285,000	299,022

Norwalk-La Mirada CA Unified School District CAB Election of 2002 Series D (AGM Insured) ¤	0.00	8-1-2023	1,500,000	1,405,020

Oakland CA Unified School District Alameda County	5.00	8-1-2029	10,125,000	12,179,464

12  |  Wells Fargo California Tax-Free Fund

Portfolio of investments—June 30, 2019

	Interest rate	Maturity date	Principal	Value

GO Revenue (continued)

Oakland CA Unified School District Election of 2012	5.50%	8-1-2023	$500,000	$568,635

Oakland CA Unified School District Election of 2012	6.63	8-1-2038	7,750,000	8,628,307

Oakland CA Unified School District Election of 2012 Series A	5.00	8-1-2040	3,500,000	3,973,655

Oxnard CA School District Election of 2012 Series D (AGM Insured)	5.00	8-1-2034	1,695,000	2,007,982

Pajaro Valley CA Unified School District Election of 2012 Series A	5.00	8-1-2038	1,700,000	1,916,988

Paramount CA Unified School District CAB Election of 2006 ¤	0.00	8-1-2033	2,500,000	1,664,625

Pomona CA Unified School District Series A (National Insured)	6.55	8-1-2029	1,480,000	1,905,692

Poway CA Unified School District CAB Election of 2008 Improvement District 07-1-A ¤	0.00	8-1-2024	1,800,000	1,653,462

Rialto CA Unified School District CAB Election of 2010 Series A (AGM Insured) ¤	0.00	8-1-2026	3,320,000	2,910,246

Sacramento CA Unified School District Election of 2012 Series A (Build America Mutual Assurance Company Insured)	5.25	8-1-2033	1,000,000	1,130,530

Sacramento CA Unified School District Election of 2012 Series C (AGM Insured)	5.00	8-1-2033	2,735,000	3,166,993

San Bernardino County CA Community Election of 2008 Series D	5.00	8-1-2045	2,000,000	2,316,800

San Bernardino County CA Unified School District Election of 2012 Series C (AGM Insured)	5.00	8-1-2040	8,000,000	9,327,440

San Diego CA Community College Election of 2002	5.00	8-1-2031	4,000,000	4,582,920

San Diego CA Unified School District	4.00	7-1-2047	2,025,000	2,203,949

San Gorgonio CA Memorial Healthcare Refunding Bond	5.00	8-1-2032	1,750,000	1,940,067

San Gorgonio CA Memorial Healthcare Refunding Bond	5.50	8-1-2028	2,525,000	2,919,456

San Joaquin CA Delta Community College District Election of 2004 Series C	5.00	8-1-2033	3,195,000	3,724,955

San Joaquin CA Delta Community College District Election of 2004 Series C	5.00	8-1-2034	3,315,000	3,849,047

San Jose CA Libraries & Parks Project	5.13	9-1-2031	2,040,000	2,045,977

San Jose CA Unified School District Santa Clara County %%	4.00	8-1-2042	4,000,000	4,473,200

San Mateo County CA Jefferson Union High School District CAB Election of 2006 Series D ¤	0.00	8-1-2033	7,000,000	2,565,710

San Mateo County CA Jefferson Union High School District CAB Election of 2006 Series D ¤	0.00	8-1-2036	11,130,000	3,185,851

San Mateo County CA Jefferson Union High School District Prerefunded CAB Election of 2006 Series D ¤	0.00	8-1-2034	6,915,000	2,333,190

San Mateo County CA Jefferson Union High School District Unrefunded CAB Election of 2006 Series D ¤	0.00	8-1-2034	2,990,000	1,007,809

San Rafael CA City High School District CAB Election of 2002 Series B (National Insured) ¤	0.00	8-1-2023	1,260,000	1,180,217

Sanger CA Unified School District Refunding Bond (National Insured)	5.60	8-1-2023	655,000	691,117

Santa Ana CA Unified School District CAB Election of 2008 Series B (AGC Insured) ¤	0.00	8-1-2038	15,000,000	8,394,600

Santa Rosa CA High School District Prerefunded Bond	5.00	8-1-2024	750,000	837,382

Santa Rosa CA High School District Unrefunded Bond	5.00	8-1-2024	255,000	283,155

Sierra Kings CA Health Care District	5.00	8-1-2028	1,000,000	1,169,690

Sierra Kings CA Health Care District	5.00	8-1-2032	1,500,000	1,721,445

Sierra Kings CA Health Care District	5.00	8-1-2037	1,750,000	1,984,815

Simi Valley CA Unified School District	4.00	8-1-2048	3,250,000	3,537,137

Sonoma Valley CA Unified School District CAB Election of 2010 Series A ¤	0.00	8-1-2027	1,020,000	862,410

South Pasadena CA Unified School District Series A (FGIC Insured)	5.55	11-1-2020	220,000	227,944

Stockton CA Unified School District Election of 2012 Series A (AGM Insured)	5.00	8-1-2038	1,025,000	1,162,473

Washington Township CA Health Care District Election of 2004 Series B	5.50	8-1-2038	1,500,000	1,761,480

West Contra Costa CA Unified School District (AGM Insured)	5.25	8-1-2024	1,350,000	1,461,524

West Contra Costa CA Unified School District CAB Election of 2005 Series B	6.00	8-1-2027	1,080,000	1,460,495

West Contra Costa CA Unified School District CAB Election of 2005 Series C-1 (AGC Insured) ¤	0.00	8-1-2021	6,000,000	5,814,300

Wiseburn CA School District CAB (AGC Insured) ¤	0.00	8-1-2027	1,525,000	1,308,099

				315,975,171

Wells Fargo California Tax-Free Fund  |  13

Portfolio of investments—June 30, 2019

	Interest rate	Maturity date	Principal	Value
Health Revenue: 13.87%

Association of Bay Area Governments California Finance Authority for Nonprofit Corporation Insured O’Connor Woods Project	5.00%	1-1-2043	$5,000,000	$5,521,250

Association of Bay Area Governments California Finance Authority for Nonprofit Corporation Insured Senior Living Odd Fellows Home of California Series A	5.00	4-1-2042	1,100,000	1,211,606

California HFFA Catholic Healthcare West Series A	5.25	3-1-2023	3,000,000	3,180,360

California HFFA Catholic Healthcare West Series A	6.00	7-1-2029	4,000,000	4,000,000

California HFFA El Camino Hospital	5.00	2-1-2035	3,000,000	3,579,900

California HFFA LA Biomedical Research Institutute at Harbor-UCLA Medical Center	5.00	9-1-2048	6,095,000	6,963,598

California HFFA Nevada Methodist Homes	5.00	7-1-2030	1,830,000	2,168,971

California HFFA Nevada Methodist Homes	5.00	7-1-2035	1,000,000	1,168,430

California HFFA Nevada Methodist Homes	5.00	7-1-2045	4,500,000	5,144,265

California HFFA Refunding Bond Cedars Sinai Medical Center Series B	4.00	8-15-2039	10,500,000	11,399,430

California HFFA Refunding Bond Children’s Hospital Series A	5.00	8-15-2047	5,000,000	5,824,050

California HFFA Sutter Health Series B	5.00	11-15-2046	5,000,000	5,854,150

California HFFA Sutter Health Series D	5.25	8-15-2031	3,100,000	3,347,163

California Municipal Finance Authority Refunding Bond Channing House Project Series A	5.00	5-15-2034	1,000,000	1,203,580

California Municipal Finance Authority Refunding Bond Community Medical Centers Series A	5.00	2-1-2047	6,625,000	7,543,888

California Municipal Finance Authority Refunding Bond Eisenhower Medical Center Series A	5.00	7-1-2047	1,400,000	1,591,282

California PFA Refunding Bond Henry Mayo Newhall Hospital	5.00	10-15-2037	500,000	564,745

California PFA Refunding Bond Henry Mayo Newhall Hospital	5.00	10-15-2047	5,265,000	5,873,950

California State Health Facilities Financing Authority	4.00	11-15-2048	5,000,000	5,391,600

California State Health Facilities Financing Authority	4.00	11-1-2051	3,000,000	3,244,350

California State Municipal Finance Authority Revenue	5.00	7-1-2039	1,000,000	1,229,230

California State Municipal Finance Authority Revenue	5.00	7-1-2049	2,650,000	3,207,004

California State Municipal Finance Authority Senior Living Revenue %%	5.00	11-15-2049	1,125,000	1,297,609

California Statewide CDA Adventist Health System Series A	5.00	3-1-2045	2,500,000	2,880,150

California Statewide CDA Enloe Medical Center (Ambac Insured)	5.00	8-15-2033	1,650,000	1,949,657

California Statewide CDA Enloe Medical Center (Ambac Insured)	5.00	8-15-2035	1,000,000	1,174,240

California Statewide CDA Enloe Medical Center (Ambac Insured)	5.00	8-15-2038	2,000,000	2,328,860

California Statewide CDA Loma Linda University Medical Center Refunding Bond Series A	5.25	12-1-2044	5,150,000	5,677,618

California Statewide CDA Redwoods Projects	5.13	11-15-2035	1,500,000	1,705,860

California Statewide CDA Revenue Refunding Bond Adventist Health System West Series A	5.00	3-1-2048	5,000,000	5,889,750

California Statewide Communities Marin General Hospital Series A	5.00	8-1-2036	700,000	847,497

California Statewide Communities Marin General Hospital Series A	5.00	8-1-2037	500,000	603,295

California Statewide Communities Marin General Hospital Series A	5.00	8-1-2038	450,000	540,027

California Statewide Communities Development Authority	5.00	2-1-2045	2,505,000	2,739,769

Palomar Health CA Refunding Bond	5.00	11-1-2042	4,000,000	4,474,960

San Buenaventura CA Community Mental Health System	8.00	12-1-2031	1,615,000	1,825,580

University of California Regents Medical Center Prerefunded Bond Series J	5.25	5-15-2038	7,790,000	8,985,687

University of California Regents Medical Center Series J	5.00	5-15-2033	2,265,000	2,600,560

University of California Regents Medical Center Series L	4.00	5-15-2044	4,065,000	4,375,891

University of California Regents Medical Center Unrefunded Bond Series J	5.25	5-15-2038	2,210,000	2,499,576

Washington Township CA Health Care District Series A	5.00	7-1-2026	1,190,000	1,394,906

Washington Township CA Health Care District Series A	5.00	7-1-2042	1,000,000	1,147,360

				144,151,654

14  |  Wells Fargo California Tax-Free Fund

Portfolio of investments—June 30, 2019

	Interest rate	Maturity date	Principal	Value
Housing Revenue: 2.47%

California Community Housing Agency Workforce Apartments Series A 144A	5.00%	4-1-2049	$3,000,000	$3,293,370

California Municipal Finance Authority LLC-West Village Student Housing Project	5.00	5-15-2048	6,700,000	7,818,297

California Municipal Finance Authority Mobile Senior Caritas Projects Series A	5.00	8-15-2029	500,000	588,115

California PFA Claremont Properties LLC University Housing Project Series A 144A	5.00	7-1-2047	2,950,000	3,018,293

California Statewide CDA College Housing Series 2019 144A	5.25	7-1-2049	2,000,000	2,260,660

California Statewide CDA Poway Retirement Housing Foundation Housing Incorporated Series A	5.25	11-15-2035	1,500,000	1,719,120

California Statewide Communities Development Authority 144A	5.00	6-1-2051	1,440,000	1,628,597

Contra Costa County CA Home Mortgage Revenue Bonds GNMA Mortgage-Backed Securities Program (GNMA Insured)	7.75	5-1-2022	90,000	98,422

Independent Cities CA Finance Authority Mobil Home Park Revenue	5.00	5-15-2048	2,000,000	2,341,300

Independent Cities California Finance Refunding Bond Sanitary Juan Mobile Estates	5.00	8-15-2030	1,000,000	1,140,790

Independent Cities California Finance Refunding Bond Santa Rose Leisure Mobile	5.00	8-15-2046	1,570,000	1,801,230

				25,708,194

Industrial Development Revenue: 0.21%

California PCFA Solid Waste Disposal AMT Green Bond Calplant I Project 144A	8.00	7-1-2039	2,000,000	2,171,840

Miscellaneous Revenue: 16.54%

Alameda CA Joint Powers Authority Multiple Capital Projects Series A	5.00	12-1-2034	1,005,000	1,144,162

Anaheim CA PFA CAB Subordinate Lien Public Improvements Project Series C (AGM Insured) ¤	0.00	9-1-2025	10,000,000	8,888,200

Anaheim CA PFA Convention Center Expansion Project Series A	5.00	5-1-2039	3,000,000	3,422,640

Anaheim CA PFA Convention Center Expansion Project Series A	5.00	5-1-2046	3,000,000	3,401,460

California Infrastructure & Economic Development King City Joint Union High School	5.75	8-15-2029	2,150,000	2,209,082

California Public Works Board California State University Projects Series B-1	5.70	3-1-2035	2,210,000	2,271,637

California Public Works Board Judicial Council Projects Series A	5.00	3-1-2038	7,000,000	7,777,350

California Public Works Board Judicial Council Projects Series D	5.25	12-1-2025	4,000,000	4,374,200

California Public Works Board Various Capital Projects Series A	5.00	4-1-2037	4,925,000	5,369,826

California Public Works Board Various Capital Projects Series G	5.00	11-1-2037	23,000,000	25,488,600

California Public Works Board Various Capital Projects Series I	5.50	11-1-2033	2,000,000	2,334,520

California Public Works University of California Board of Regents Series G	5.00	12-1-2030	9,850,000	10,762,504

California Statewide Communities Series A	5.00	9-2-2047	2,000,000	2,294,780

Compton CA PFA Refunding Bond 144A	4.00	9-1-2027	3,800,000	3,887,096

Compton CA PFA Refunding Bond 144A	4.50	9-1-2032	2,000,000	2,064,040

Emeryville CA PFA Assessment District Refinancing	5.90	9-2-2021	765,000	766,966

Fullerton CA Joint Union High School Project Certificate of Participation (Build America Mutual Assurance Company Insured)	5.00	9-1-2035	1,385,000	1,607,154

Irvine CA Improvement Bond Act 1915 Limited Obligation Reassessment District #15-2	5.00	9-2-2025	725,000	851,186

Irvine CA Improvement Bond Act 1915 Limited Obligation Reassessment District #15-2	5.00	9-2-2026	400,000	467,284

Irvine CA Improvement Bond Act 1915 Limited Obligation Reassessment District #15-2	5.00	9-2-2042	1,500,000	1,673,775

Los Angeles CA Certificate of Participation Sonneblick del Rio Project (Ambac Insured)	6.00	11-1-2019	535,000	536,974

Los Angeles CA Community Redevelopment Vermont Manchester Social Services Project (Ambac Insured)	5.00	9-1-2025	2,310,000	2,316,653

Los Angeles CA Public Works Financing Authority Series A	5.00	12-1-2039	2,860,000	3,279,162

Wells Fargo California Tax-Free Fund  |  15

Portfolio of investments—June 30, 2019

	Interest rate	Maturity date	Principal	Value

Miscellaneous Revenue (continued)

Modesto CA Irrigation District Financing Authority Series A	5.00%	10-1-2040	$3,500,000	$4,072,530

Montclair CA PFA Lease Refunding Bond (AGM Insured)	5.00	10-1-2035	2,400,000	2,754,840

Richmond CA Joint Powers Financing Authority Civic Center Project Series A (AGC Insured)	5.88	8-1-2037	5,000,000	5,017,100

Richmond CA Joint Powers Financing Authority Point Potrero Series A	6.25	7-1-2024	7,500,000	7,529,250

Riverside County CA Asset Leasing Corporation Riverside County Hospital Project (National Insured) ¤	0.00	6-1-2026	10,000,000	8,654,700

Sacramento CA City Financing Authority Refunding Bond Master Lease Program Facilities (Build America Mutual Assurance Company Insured)	5.00	12-1-2035	1,300,000	1,528,254

Sacramento CA City Financing Authority Series A (Ambac Insured)	5.40	11-1-2020	920,000	948,630

Sacramento CA City School Joint Refunding Bond Series A (Build America Mutual Assurance Company Insured)	5.00	3-1-2040	2,165,000	2,399,989

San Bernardino County CA Certificate of Participation Arrowhead Project Series A	5.50	8-1-2020	6,000,000	6,021,360

San Bernardino County CA Certificate of Participation Medical Center Financing Project (National Insured)	5.00	8-1-2028	5,720,000	5,840,349

San Francisco CA City & County Certificate of Participation Multiple Capital Improvement Projects Series A	5.20	4-1-2026	3,000,000	3,009,060

San Jose CA Unified School District CAB (AGM Insured) ¤	0.00	1-1-2021	1,205,000	1,182,900

San Jose CA Unified School District CAB (AGM Insured) ¤	0.00	1-1-2026	3,175,000	2,862,707

San Marino CA Unified School District Certificate of Participation Los Angeles County Schools Pooled Financing Program Series A	5.00	12-1-2041	500,000	500,775

San Ysidro CA School District Certificate of Participation School Facilities Bridge Funding Program (Build America Mutual Assurance Company Insured)	5.00	9-1-2037	250,000	275,363

San Ysidro CA School District Certificate of Participation School Facilities Bridge Funding Program (Build America Mutual Assurance Company Insured)	5.00	9-1-2042	625,000	684,969

San Ysidro CA School District Certificate of Participation School Facilities Bridge Funding Program (Build America Mutual Assurance Company Insured)	5.00	9-1-2047	1,000,000	1,091,370

Simi Valley CA Unified School District Capital Improvement Projects (Ambac Insured)	5.25	8-1-2022	1,330,000	1,412,580

Stockton CA Unified School District Community Improvement Project	5.00	2-1-2033	550,000	663,702

Sutter Butte CA Flood Control Agency (Build America Mutual Assurance Company Insured)	5.00	10-1-2040	3,545,000	4,082,387

Torrance CA Certificate of Participation	5.25	6-1-2039	5,385,000	6,251,123

Tracy CA Operating Partnership Joint Powers Authority Capital Improvement Projects (AGC Insured)	6.25	10-1-2033	1,000,000	1,003,700

Upland CA Certificate of Participation San Antonio Regional Hospital	5.00	1-1-2047	1,955,000	2,220,684

Ventura County CA PFA Series A	5.00	11-1-2038	4,250,000	4,712,782

				171,910,355

Tax Revenue: 11.54%

Beaumont CA Community Facilities District #93-1 Special Tax Improvement Area Number 17C	5.00	9-1-2043	750,000	855,188

Beaumont CA Community Facilities District #93-1 Special Tax Improvement Area Number 17C	5.00	9-1-2048	1,100,000	1,249,094

Beaumont CA Community Facilities District #93-1 Special Tax Improvement Area Number 8D Series A	5.00	9-1-2043	750,000	855,188

Beaumont CA Community Facilities District #93-1 Special Tax Improvement Area Number 8D Series A	5.00	9-1-2048	1,035,000	1,175,284

Belmont CA Community Facilities Special Tax District #2000-1 Library Project Series A (Ambac Insured)	5.75	8-1-2030	3,190,000	4,269,464

16  |  Wells Fargo California Tax-Free Fund

Portfolio of investments—June 30, 2019

	Interest rate	Maturity date	Principal	Value

Tax Revenue (continued)

California Statewide CDA Community Facilities District #2015-01	5.00%	9-1-2047	$1,420,000	$1,623,926

California Statewide Communities Development Authority Special Tax Community Facilities District #2017-01	5.00	9-1-2048	5,000,000	5,786,050

Casitas CA Municipal Water District Community Facilities District #2013-1-OJAI Series B (Build America Mutual Assurance Company Insured)	5.25	9-1-2047	5,000,000	6,065,400

Cathedral City CA RDA Successor Agency to Merged Redevelopment Project Tax Allocation Bond Series A (AGM Insured)	5.00	8-1-2032	1,450,000	1,656,291

Cathedral City CA RDA Successor Agency to Merged Redevelopment Project Tax Allocation Bond Series A (AGM Insured)	5.00	8-1-2033	880,000	1,002,390

Chino CA Community Facilitiess District Special Tax #2003-3 Improvement Area #7	5.00	9-1-2048	2,500,000	2,892,575

Chula Vista CA Community Facilities District Special Tax #16I Improvement Area #1	5.00	9-1-2043	500,000	569,795

Chula Vista CA Community Facilities District Special Tax #16I Improvement Area #1	5.00	9-1-2048	1,000,000	1,135,730

Compton CA Community College RDA Project 2nd Lien Series A	5.00	8-1-2020	1,140,000	1,176,605

Corona CA Community Facilities District Special Tax #2018-1 Improvement Area #1 Series A	5.00	9-1-2048	1,000,000	1,115,060

Corona Norco CA Unified School Districts Special Tax Community Facilities District #16-1	5.00	9-1-2048	1,500,000	1,703,520

Dinuba CA RDA Merged City Redevelopment Project (Build America Mutual Assurance Company Insured)	5.00	9-1-2033	1,500,000	1,736,955

Elk Grove CA Financing Authority Special Tax Refunding Bond (Build America Mutual Assurance Company Insured)	5.00	9-1-2038	1,500,000	1,738,170

Folsom Ranch Financing Authority California Facilities District #20 Russell	5.00	9-1-2048	1,650,000	1,872,569

Fremont CA Community Facilities District #1 Refunding Bond	5.00	9-1-2040	2,700,000	3,018,465

Inglewood CA Redevelopment Successor Agency to Merged Redevelopment Project Tax Allocation Refunding Bond Subordinate Lien Series A (Build America Mutual Assurance Company Insured)	5.00	5-1-2034	500,000	596,250

Inglewood CA Redevelopment Successor Agency to Merged Redevelopment Project Tax Allocation Refunding Bond Subordinate Lien Series A (Build America Mutual Assurance Company Insured)	5.00	5-1-2038	305,000	358,518

Inland Valley CA Development Agency Series A	5.25	9-1-2037	4,000,000	4,567,880

Lafayette CA RDA Refunding Bond Lafayette Redevelopment Project (AGM Insured)	5.00	8-1-2033	1,500,000	1,723,440

Lafayette CA RDA Refunding Bond Lafayette Redevelopment Project (AGM Insured)	5.00	8-1-2038	1,635,000	1,865,257

Lancaster CA RDA Tax Allocation Combined Redevelopment Project Areas	6.50	8-1-2029	2,000,000	2,008,460

Lancaster CA RDA Tax Allocation Refunding Bond Combined Redevelopment Project Areas (AGM Insured)	5.00	8-1-2033	1,200,000	1,430,496

Oakland CA Redevelopment Successor Agency Refunding Bond Subordinate Series TE (AGM Insured)	5.00	9-1-2035	2,545,000	2,962,787

Oakland CA Redevelopment Successor Agency Refunding Bond Subordinate Series TE (AGM Insured)	5.00	9-1-2036	4,000,000	4,645,680

Orange County CA Community Facilities District #2015-1 Esencia Village Series A	5.25	8-15-2045	2,000,000	2,253,380

Rancho Cucamonga CA RDA Rancho Redevelopment Project Area (AGM Insured)	5.00	9-1-2032	1,870,000	2,158,691

Redwood City CA RDA CAB Redevelopment Project Area Series 2-A (Ambac Insured) ¤	0.00	7-15-2030	3,505,000	2,622,161

Rio Vista CA Community Facilities District Special Tax #2018-1	5.00	9-1-2048	1,190,000	1,351,531

Riverside County CA Community Facilities Districts Special Tax #05-8	5.00	9-1-2048	1,600,000	1,816,464

Romoland School District Community Facilities District #2004-1 Heritage Lake Improvement Area #4 Series 2018 Special Tax Bond	5.00	9-1-2048	3,000,000	3,407,880

Wells Fargo California Tax-Free Fund  |  17

Portfolio of investments—June 30, 2019

	Interest rate	Maturity date	Principal	Value

Tax Revenue (continued)

Sacramento CA Transient Occupancy Tax Convention Center Complex Series A	5.00%	6-1-2048	$3,750,000	$4,452,487

San Bernardino CA Special Tax Community Facilities District #2006-1 Series 2018	5.00	9-1-2048	1,200,000	1,362,600

San Clemente CA Special Tax Community Facilities District #2006-1	5.00	9-1-2040	980,000	1,095,356

San Clemente CA Special Tax Community Facilities District #2006-1	5.00	9-1-2046	1,190,000	1,323,780

San Diego CA RDA CAB Tax Allocation Centre (AGM Insured) ¤	0.00	9-1-2023	885,000	825,386

San Diego CA RDA Naval Training Center Series A	5.00	9-1-2025	575,000	600,651

San Francisco CA City & County RDA Mission Bay South Redevelopment Project Series A	5.00	8-1-2043	2,500,000	2,820,400

San Francisco CA City & County RDA Tax Transbay Infrastructure Project Third Lien Series B (AGM Insured)	5.00	8-1-2046	1,500,000	1,769,520

San Francisco City & County CA RDA CAB Mission Bay South Redevelopment Project Subordinate Bond Series D 144A¤	0.00	8-1-2026	4,000,000	2,942,840

San Marcos CA Unified School District Special Tax Community Facilities District #4 (Build America Mutual Assurance Company Insured)	5.00	9-1-2034	1,710,000	1,981,753

San Marcos CA Unified School District Special Tax Community Facilities District #5 (Build America Mutual Assurance Company Insured)	5.00	9-1-2028	1,290,000	1,515,440

San Marcos CA Unified School District Special Tax Community Facilities District #5 (Build America Mutual Assurance Company Insured)	5.00	9-1-2029	1,325,000	1,549,667

Santa Ana CA Community Redevelopment Merged Project Area Series A	6.00	9-1-2022	2,000,000	2,159,720

Santa Cruz County CA RDA Live Oak Soquel Community Improvement Project	6.63	9-1-2029	2,100,000	2,118,501

Sonoma CA CDA Successor Agency to Sonoma Redevelopment Project Tax Allocation Bond (National Insured)	5.00	6-1-2033	1,325,000	1,561,592

Successor Agency to the Marina Redevelopment Agency Tax Allocation Bonds Series A	5.00	9-1-2033	340,000	388,355

Successor Agency to the Marina Redevelopment Agency Tax Allocation Bonds Series A	5.00	9-1-2038	400,000	451,528

Successor Agency to the Marina Redevelopment Agency Tax Allocation Bonds Series B	5.00	9-1-2033	250,000	282,358

Successor Agency to the Marina Redevelopment Agency Tax Allocation Bonds Series B	5.00	9-1-2038	250,000	279,350

Tracy Hills CA Improvement Area #1 Community Facilities District #2016-1 Special Tax Bonds Series 2018	5.00	9-1-2048	2,750,000	3,109,480

Tustin CA Community Facilities District Special Tax #2014-1 Legacy/Standard Pacific Series A	5.00	9-1-2040	750,000	838,282

Tustin CA Community Facilities District Special Tax #2014-1 Legacy/Standard Pacific Series A	5.00	9-1-2045	1,000,000	1,113,530

Union City CA Community RDA Successor Agency to Community Redevelopment Project Tax Allocation Refunding Bond Series A	5.00	10-1-2036	1,000,000	1,179,190

Union City CA Community RDA Successor Agency to Union City Community Redevelopment Project (AGC Insured)	5.25	10-1-2033	8,000,000	8,406,880

Yorba Linda CA RDA CAB Series A (National Insured) ¤	0.00	9-1-2019	630,000	628,217

				120,023,457

Tobacco Revenue: 0.52%

Golden State Tobacco Securitization Corporation Tobacco Settlement Refunding Bond Series A-1	5.00	6-1-2028	2,000,000	2,377,220

Golden State Tobacco Securitization Corporation Tobacco Settlement Refunding Bond Series A-2	5.00	6-1-2047	3,000,000	3,002,130

				5,379,350

Transportation Revenue: 2.73%

Alameda County CA Corridor Transportation Authority Prerefunded Bond CAB Subordinate Lien Series A (Ambac Insured) ¤	0.00	10-1-2019	2,780,000	2,771,577

Alameda County CA Corridor Transportation Authority Unrefunded Bond CAB Subordinate Lien Series A (Ambac Insured) ¤	0.00	10-1-2019	220,000	218,896

18  |  Wells Fargo California Tax-Free Fund

Portfolio of investments—June 30, 2019

	Interest rate	Maturity date	Principal	Value

Transportation Revenue (continued)

Bay Area CA Toll Authority Toll Bridge Series S-4	5.00%	4-1-2030	$2,000,000	$2,287,120

Bay Area CA Toll Authority Toll Bridge Series S-H	5.00	4-1-2049	8,000,000	9,686,160

Foothill-Eastern Corridor CA Transportation Agency Subordinate Bond Series B-3	5.50	1-15-2053	8,000,000	8,919,840

San Diego CA RDA Centre City Subordinate Refunding Bond Parking Series B	5.30	9-1-2020	1,060,000	1,063,466

San Francisco CA Municipal Transportation	5.00	3-1-2039	3,000,000	3,425,340

				28,372,399

Utilities Revenue: 4.39%

Banning CA Financing Authority Refunding Bond Electric System Project (AGM Insured)	5.00	6-1-2037	5,000,000	5,786,500

Imperial CA Irrigation District Electric System Refunding Bond Series A	5.00	11-1-2040	3,715,000	4,358,624

Imperial CA Irrigation District Electric System Refunding Bond Series A	5.00	11-1-2045	1,060,000	1,238,154

Imperial CA Irrigation District Electric System Refunding Bond Series C	5.00	11-1-2038	2,500,000	2,951,375

Los Angeles CA Department of Water and Power Series E	5.00	7-1-2044	12,475,000	14,277,887

M-S-R California Energy Authority Gas Series B	7.00	11-1-2034	4,000,000	5,996,360

M-S-R California Energy Authority Gas Series C	6.13	11-1-2029	1,060,000	1,345,659

Northern California Power Agency Public Power Prerefunded Bond (Ambac Insured)	7.50	7-1-2023	30,000	32,489

Redding CA Joint Powers Financing Authority Election System Series A	5.00	6-1-2032	440,000	521,400

Roseville CA Natural Gas Financing Authority	5.00	2-15-2025	1,930,000	2,241,174

Southern California Public Power Authority Natural Gas Project #1 Series A	5.25	11-1-2025	1,000,000	1,183,980

Turlock CA Irrigation District First Priority Subordinated Revenue Refunding Bond	5.50	1-1-2041	2,000,000	2,114,860

Walnut CA Energy Center Authority Series A	5.00	1-1-2034	3,115,000	3,576,238

				45,624,700

Water & Sewer Revenue: 3.12%

Adelanto CA Public Utility Authority Refunding Bond (AGM Insured)	5.00	7-1-2039	2,000,000	2,401,060

Bay Area CA Water Supply & Conservation Agency Series A	5.00	10-1-2034	6,000,000	6,711,120

California Statewide CDA Water & Wastewater Pooled Financing Program Series B (AGM Insured)	5.25	10-1-2027	1,040,000	1,043,338

Compton CA Sewer Revenue	6.00	9-1-2039	1,775,000	1,780,183

El Dorado CA Irrigation District Refunding Bond Series A (AGM Insured)	5.25	3-1-2039	2,000,000	2,304,860

Florin CA Resource Conservation Refunding Bond Second Senior Lien Series A (National Insured)	5.00	9-1-2032	2,000,000	2,296,000

Merced CA Irrigation District Water & Hydroelectric System Series A (AGM Insured)	5.00	10-1-2038	4,000,000	4,571,000

Pico Rivera CA Water Authority Series A	6.25	12-1-2032	4,015,000	4,053,303

San Buenaventura CA PFFA Series B	5.00	7-1-2042	4,000,000	4,387,760

Tulare CA Sewer Refunding Bond (AGM Insured)	5.00	11-15-2041	1,500,000	1,750,470

Vallejo CA Refunding Bond	5.25	5-1-2031	1,000,000	1,128,600

				32,427,694

				984,987,228

Guam: 0.72%

Airport Revenue: 0.14%

Guam Port Authority AMT Series A	5.00	7-1-2048	1,235,000	1,415,890

Tax Revenue: 0.10%

Guam Government Business Privilege Tax Series A	5.00	1-1-2031	1,000,000	1,050,110

Wells Fargo California Tax-Free Fund  |  19

Portfolio of investments—June 30, 2019

	Interest rate	Maturity date	Principal	Value
Water & Sewer Revenue: 0.48%

Guam Government Waterworks Authority	5.25%	7-1-2033	$1,500,000	$1,634,220

Guam Government Waterworks Authority	5.50	7-1-2043	3,125,000	3,411,000

				5,045,220

				7,511,220

Illinois: 1.20%

Miscellaneous Revenue: 1.09%

Illinois Series D	5.00	11-1-2025	10,000,000	11,368,600

Tax Revenue: 0.11%

Metropolitan Pier & Exposition Authority McCormick Place Expansion Project Series A	5.00	6-15-2057	1,000,000	1,097,410

				12,466,010

New York: 1.17%

Industrial Development Revenue: 0.56%

New York Transportation Development Corporation Special Facilities Revenue Delta Air Lines Incorporated LaGuardia Airport Terminals C&D Redevelopment	5.00	1-1-2026	5,000,000	5,878,250

Tax Revenue: 0.51%

New York NY Transitional Adjusted Future Tax Secured Tax-Exempt Subordinate Bond (Adjustable Rate Bond) Fiscal 2015 Subseries A-4 (Mizuho Bank Limited SPA) ø	1.87	8-1-2043	1,440,000	1,440,000

New York NY Transitional Finance Authority Recovery Subordinate Bond Series C3 (Dexia Credit Local SPA) ø	2.02	8-1-2031	1,300,000	1,300,000

New York NY Transitional Finance Authority Subordinate Bond Series 2B (Dexia Credit Local SPA) ø	2.02	11-1-2022	2,550,000	2,550,000

				5,290,000

Water & Sewer Revenue: 0.10%

New York NY Municipal Water Finance Authority Water and Sewer System Revenue (JPMorgan Chase & Company SPA) ø	1.95	6-15-2050	1,000,000	1,000,000

				12,168,250

Texas: 0.98%

Resource Recovery Revenue: 0.98%

Port Arthur TX Navigation District Jefferson County Environmental Facilities Motiva Enterprises LLC Project Series A ø	2.07	4-1-2040	2,805,000	2,805,000

Port Arthur TX Navigation District Jefferson County Environmental Facilities Motiva Enterprises LLC Project Series B ø	2.07	4-1-2040	7,400,000	7,400,000

				10,205,000

Total Municipal Obligations (Cost $942,239,162)				1,027,337,708

			Shares
Closed End Municipal Bond Funds: 0.48%

California: 0.48%

Nuveen California AMT-Free Quality Municipal Income Fund Variable Rate Demand Preferred Shares Series A 2.20% 144A			5,000,000	5,000,000

Total Closed End Municipal Bond Funds (Cost $5,000,000)				5,000,000

20  |  Wells Fargo California Tax-Free Fund

Portfolio of investments—June 30, 2019

	Yield	Shares	Value
Short-Term Investments: 0.02%

Investment Companies: 0.02%

Wells Fargo Municipal Cash Management Money Market Fund Institutional Class (I)(u)##	1.82%	207,750	$207,875

Total Short-Term Investments (Cost $207,875)			207,875

Total investments in securities (Cost $947,447,037)	99.32%	1,032,545,583

Other assets and liabilities, net	0.68	7,038,918

Total net assets	100.00%	$1,039,584,501

##	All or a portion of this security is segregated for when-issued securities.

144A	The security may be resold in transactions exempt from registration, normally to qualified institutional buyers, pursuant to Rule 144A under the Securities Act of 1933.

¤	The security is issued in zero coupon form with no periodic interest payments.

ø

Variable rate demand notes are subject to a demand feature which reduces the effective maturity. The maturity date shown represents the final maturity date of the security. The interest rate is determined and reset by the issuer daily, weekly, or monthly depending upon the terms of the security. The rate shown is the rate in effect at period end.

±	Variable rate investment. The rate shown is the rate in effect at period end.

%%	The security is purchased on a when-issued basis.

(l)	The issuer of the security is an affiliated person of the Fund as defined in the Investment Company Act of 1940.

(u)	The rate represents the 7-day annualized yield at period end.

Abbreviations:

AGC	Assured Guaranty Corporation

AGM	Assured Guaranty Municipal

Ambac	Ambac Financial Group Incorporated

AMT	Alternative minimum tax

CDA	Community Development Authority

FGIC	Financial Guaranty Insurance Corporation

GNMA	Government National Mortgage Association

GO	General obligation

HFFA	Health Facilities Financing Authority

LIBOR	London Interbank Offered Rate

National	National Public Finance Guarantee Corporation

PCFA	Pollution Control Financing Authority

PFA	Public Finance Authority

PFFA	Public Facilities Financing Authority

RDA	Redevelopment Authority

SPA	Standby purchase agreement

Investments in Affiliates

An affiliated investment is an investment in which the Fund owns at least 5% of the outstanding voting shares of the issuer or as a result of other relationships, such as the Fund and the issuer having the same investment manager. Transactions with issuers that were either affiliated persons of the Fund at the beginning of the period or the end of the period were as follows:

	Shares, beginning of period	Shares purchased	Shares sold	Shares, end of period	Net realized gains (losses)	Net change in unrealized gains (losses)	Income from affiliated securities	Value, end of period	% of net assets
Short-Term Investments
Investment Companies
Wells Fargo Municipal Cash Management Money Market Fund Institutional Class	896,900	165,452,135	166,141,285	207,750	$170	$0	$41,120	$207,875	0.02%

Wells Fargo California Tax-Free Fund  |  21

Statement of assets and liabilities—June 30, 2019

Assets
Investments in unaffiliated securities, at value (cost $947,239,162)	$1,032,337,708
Investments in affiliated securities, at value (cost $207,875)	207,875
Receivable for investments sold	505,000
Receivable for Fund shares sold	1,262,595
Receivable for interest	12,920,608
Prepaid expenses and other assets	4,329

Total assets	1,047,238,115

Liabilities
Payable for investments purchased	5,770,212
Payable for Fund shares redeemed	727,501
Dividends payable	534,847
Management fee payable	259,341
Administration fees payable	105,745
Distribution fee payable	20,195
Trustees’ fees and expenses payable	1,356
Accrued expenses and other liabilities	234,417

Total liabilities	7,653,614

Total net assets	$1,039,584,501

Net assets consist of
Paid-in capital	$977,945,454
Total distributable earnings	61,639,047

Total net assets	$1,039,584,501

Computation of net asset value and offering price per share
Net assets – Class A	$482,394,577
Shares outstanding – Class A1	40,488,155
Net asset value per share – Class A	$11.91
Maximum offering price per share – Class A2	$12.47
Net assets – Class C	$32,757,979
Shares outstanding – Class C1	2,695,945
Net asset value per share – Class C	$12.15
Net assets – Administrator Class	$231,251,891
Shares outstanding – Administrator Class[1]	19,372,364
Net asset value per share – Administrator Class	$11.94
Net assets – Institutional Class	$293,180,054
Shares outstanding – Institutional Class[1]	24,558,770
Net asset value per share – Institutional Class	$11.94

[1]	The Fund has an unlimited number of authorized shares.
[2]	Maximum offering price is computed as 100/95.50 of net asset value. On investments of $50,000 or more, the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

22  |  Wells Fargo California Tax-Free Fund

Statement of operations—year ended June 30, 2019

Investment income
Interest	$39,067,843
Income from affiliated securities	41,120

Total investment income	39,108,963

Expenses
Management fee	3,813,968
Administration fees
Class A	721,616
Class C	63,172
Administrator Class	216,794
Institutional Class	221,495
Shareholder servicing fees
Class A	1,127,525
Class C	98,705
Administrator Class	540,631
Distribution fee
Class C	296,116
Custody and accounting fees	20,158
Professional fees	65,652
Registration fees	96,963
Shareholder report expenses	52,956
Trustees’ fees and expenses	21,411
Other fees and expenses	20,649

Total expenses	7,377,811
Less: Fee waivers and/or expense reimbursements	(881,664)

Net expenses	6,496,147

Net investment income	32,612,816

Realized and unrealized gains (losses) on investments
Net realized gains (losses) on:
Unaffiliated securities	(1,718,231)
Affiliated securities	170

Net realized losses on investments	(1,718,061)
Net change in unrealized gains (losses) on investments	24,999,907

Net realized and unrealized gains (losses) on investments	23,281,846

Net increase in net assets resulting from operations	$55,894,662

The accompanying notes are an integral part of these financial statements.

Wells Fargo California Tax-Free Fund  |  23

Statement of changes in net assets

	Year ended June 30, 2019		Year ended June 30, 2018[1]

Operations
Net investment income		$32,612,816		$32,756,804
Net realized losses on investments		(1,718,061)		(397,135)
Net change in unrealized gains (losses) on investments		24,999,907		(15,921,703)

Net increase in net assets resulting from operations		55,894,662		16,437,966

Distributions to shareholders from net investment income and net realized gains
Class A		(14,669,880)		(14,178,372)
Class C		(988,682)		(1,262,333)
Administrator Class		(7,503,063)		(6,997,042)
Institutional Class		(9,759,221)		(10,318,698)

Total distributions to shareholders		(32,920,846)		(32,756,445)

Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	8,095,324	94,284,323	5,412,756	63,532,063
Class C	277,749	3,305,964	207,470	2,494,341
Administrator Class	5,658,401	65,422,085	3,150,137	37,468,056
Institutional Class	8,350,924	97,289,819	8,312,600	95,794,566

		260,302,191		199,289,026

Reinvestment of distributions
Class A	1,185,493	13,804,957	1,121,916	13,180,807
Class C	78,205	927,056	98,749	1,183,379
Administrator Class	629,219	7,340,761	579,082	6,823,267
Institutional Class	330,436	3,856,316	368,770	4,342,226

		25,929,090		25,529,679

Payment for shares redeemed
Class A	(6,860,157)	(79,217,878)	(8,403,699)	(98,926,917)
Class C	(1,688,840)	(19,964,764)	(1,060,979)	(12,741,782)
Administrator Class	(2,915,007)	(33,837,058)	(5,458,094)	(64,458,360)
Institutional Class	(8,779,437)	(101,838,732)	(9,927,151)	(116,905,096)

		(234,858,432)		(293,032,155)

Net increase (decrease) in net assets resulting from capital share transactions		51,372,849		(68,213,450)

Total increase (decrease) in net assets		74,346,665		(84,531,929)

Net assets
Beginning of period		965,237,836		1,049,769,765

End of period		$1,039,584,501		$965,237,836

[1]

Effective for all filings after November 4, 2018, the SEC prospectively eliminated the requirement to parenthetically disclose undistributed net investment income at the end of the period and permitted the aggregation of distributions, with the exception of tax basis returns of capital. Undistributed net investment income at June 30, 2018 was $59,885. The disaggregated distributions information for the year ended June 30, 2018 is included in Note 7, Distributions to Shareholders, in the notes to the financial statements.

The accompanying notes are an integral part of these financial statements.

24  |  Wells Fargo California Tax-Free Fund

Financial highlights

(For a share outstanding throughout each period)

	Year ended June 30
CLASS A	2019	2018	2017	2016	2015
Net asset value, beginning of period	$11.64	$11.83	$12.45	$11.79	$11.73
Net investment income	0.37	0.37	0.36	0.36	0.38
Net realized and unrealized gains (losses) on investments	0.28	(0.19)	(0.62)	0.66	0.06

Total from investment operations	0.65	0.18	(0.26)	1.02	0.44
Distributions to shareholders from
Net investment income	(0.38)	(0.37)	(0.36)	(0.36)	(0.38)
Net asset value, end of period	$11.91	$11.64	$11.83	$12.45	$11.79
Total return[1]	5.70%	1.55%	(2.09)%	8.77%	3.74%
Ratios to average net assets (annualized)
Gross expenses	0.83%	0.83%	0.82%	0.82%	0.83%
Net expenses	0.75%	0.75%	0.75%	0.75%	0.75%
Net investment income	3.22%	3.15%	2.99%	2.96%	3.17%
Supplemental data
Portfolio turnover rate	9%	33%	48%	17%	30%
Net assets, end of period (000s omitted)	$482,395	$443,165	$472,584	$528,238	$470,368

[1]	Total return calculations do not include any sales charges.

The accompanying notes are an integral part of these financial statements.

Wells Fargo California Tax-Free Fund  |  25

Financial highlights

(For a share outstanding throughout each period)

	Year ended June 30
CLASS C	2019	2018	2017	2016	2015
Net asset value, beginning of period	$11.87	$12.07	$12.70	$12.02	$11.96
Net investment income	0.29	0.29	0.27	0.27	0.29
Net realized and unrealized gains (losses) on investments	0.29	(0.20)	(0.63)	0.68	0.06

Total from investment operations	0.58	0.09	(0.36)	0.95	0.35
Distributions to shareholders from
Net investment income	(0.30)	(0.29)	(0.27)	(0.27)	(0.29)
Net asset value, end of period	$12.15	$11.87	$12.07	$12.70	$12.02
Total return[1]	4.95%	0.74%	(2.80)%	8.02%	2.96%
Ratios to average net assets (annualized)
Gross expenses	1.58%	1.58%	1.57%	1.57%	1.58%
Net expenses	1.50%	1.50%	1.50%	1.50%	1.50%
Net investment income	2.47%	2.40%	2.24%	2.21%	2.42%
Supplemental data
Portfolio turnover rate	9%	33%	48%	17%	30%
Net assets, end of period (000s omitted)	$32,758	$47,831	$57,727	$66,427	$50,787

[1]	Total return calculations do not include any sales charges.

The accompanying notes are an integral part of these financial statements.

26  |  Wells Fargo California Tax-Free Fund

Financial highlights

(For a share outstanding throughout each period)

	Year ended June 30
ADMINISTRATOR CLASS	2019	2018	2017	2016	2015
Net asset value, beginning of period	$11.66	$11.86	$12.48	$11.81	$11.75
Net investment income	0.40	0.39	0.38	0.38	0.40
Net realized and unrealized gains (losses) on investments	0.28	(0.20)	(0.62)	0.67	0.06

Total from investment operations	0.68	0.19	(0.24)	1.05	0.46
Distributions to shareholders from
Net investment income	(0.40)	(0.39)	(0.38)	(0.38)	(0.40)
Net asset value, end of period	$11.94	$11.66	$11.86	$12.48	$11.81
Total return	5.99%	1.67%	(1.88)%	9.06%	3.95%
Ratios to average net assets (annualized)
Gross expenses	0.77%	0.77%	0.76%	0.76%	0.77%
Net expenses	0.55%	0.55%	0.55%	0.55%	0.55%
Net investment income	3.43%	3.34%	3.16%	3.16%	3.39%
Supplemental data
Portfolio turnover rate	9%	33%	48%	17%	30%
Net assets, end of period (000s omitted)	$231,252	$186,626	$210,209	$344,090	$210,265

The accompanying notes are an integral part of these financial statements.

Wells Fargo California Tax-Free Fund  |  27

Financial highlights

(For a share outstanding throughout each period)

	Year ended June 30
INSTITUTIONAL CLASS	2019	2018	2017	2016	2015[1]
Net asset value, beginning of period	$11.66	$11.86	$12.48	$11.81	$11.99
Net investment income	0.41	0.40	0.39	0.39	0.27
Net realized and unrealized gains (losses) on investments	0.28	(0.20)	(0.62)	0.67	(0.18)

Total from investment operations	0.69	0.20	(0.23)	1.06	0.09
Distributions to shareholders from
Net investment income	(0.41)	(0.40)	(0.39)	(0.39)	(0.27)
Net asset value, end of period	$11.94	$11.66	$11.86	$12.48	$11.81
Total return[2]	6.07%	1.74%	(1.81)%	9.14%	0.72%
Ratios to average net assets (annualized)
Gross expenses	0.50%	0.50%	0.49%	0.49%	0.50%
Net expenses	0.48%	0.48%	0.48%	0.48%	0.48%
Net investment income	3.49%	3.42%	3.28%	3.24%	3.35%
Supplemental data
Portfolio turnover rate	9%	33%	48%	17%	30%
Net assets, end of period (000s omitted)	$293,180	$287,616	$309,253	$193,154	$149,368

[1]	For the period from October 31, 2014 (commencement of class operations) to June 30, 2015

[2]	Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

28  |  Wells Fargo California Tax-Free Fund

Notes to financial statements

1. ORGANIZATION

Wells Fargo Funds Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the Wells Fargo California Tax-Free Fund (the “Fund”) which is a non-diversified series of the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Fund may deviate from this calculation time under unusual or unexpected circumstances.

Debt securities are valued at the evaluated bid price provided by an independent pricing service (e.g. taking into account various factors, including yields, maturities, or credit ratings) or, if a reliable price is not available, the quoted bid price from an independent broker-dealer.

Investments in registered open-end investment companies are valued at net asset value.

Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined in good faith by the Board of Trustees of the Fund. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Wells Fargo Asset Management Pricing Committee at Wells Fargo Funds Management, LLC (“Funds Management”). The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Wells Fargo Asset Management Pricing Committee which may include items for ratification.

When-issued transactions

The Fund may purchase securities on a forward commitment or when-issued basis. The Fund records a when-issued transaction on the trade date and will segregate assets in an amount at least equal in value to the Fund’s commitment to purchase when-issued securities. Securities purchased on a when-issued basis are marked-to-market daily and the Fund begins earning interest on the settlement date. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

Security transactions and income recognition

Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.

Interest income is accrued daily and bond discounts are accreted and premiums are amortized daily. To the extent debt obligations are placed on non-accrual status, any related interest income may be reduced by writing off interest receivables when the collection of all or a portion of interest has been determined to be doubtful based on consistently applied procedures and the fair value has decreased. If the issuer subsequently resumes interest payments or when the collectability of interest is reasonably assured, the debt obligation is removed from non-accrual status.

Distributions to shareholders

Distributions to shareholders from net investment income are declared daily and paid monthly. Distributions from net realized gains, if any, are recorded on the ex-dividend date and paid at least annually. Such distributions are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles. Dividend sources are estimated at the time of declaration. The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made prior to the Fund’s fiscal year end may be categorized as a tax return of capital at year end.

Wells Fargo California Tax-Free Fund  |  29

Notes to financial statements

Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable and tax-exempt income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.

The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

As of June 30, 2019, the aggregate cost of all investments for federal income tax purposes was $947,575,257 and the unrealized gains (losses) consisted of:

Gross unrealized gains	$85,103,611

Gross unrealized losses	(133,285)

Net unrealized gains	$84,970,326

As of June 30, 2019, the Fund had capital loss carryforwards which consist of $22,802,291 in short-term capital losses and $280,843 in long-term capital losses.

Class allocations

The separate classes of shares offered by the Fund differ principally in applicable sales charges, distribution, shareholder servicing, and administration fees. Class specific expenses are charged directly to that share class. Investment income, common fund-level expenses, and realized and unrealized gains (losses) on investments are allocated daily to each class of shares based on the relative proportion of net assets of each class.

3. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

∎	Level 1 – quoted prices in active markets for identical securities

∎	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

∎	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities as of June 30, 2019:

	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total

Assets
Investments in:

Municipal obligations	$0	$1,027,337,708	$0	$1,027,337,708

Closed end municipal bond funds	0	5,000,000	0	5,000,000

Short-term investments

Investment companies	207,875	0	0	207,875

Total assets	$207,875	$1,032,337,708	$0	$1,032,545,583

Additional sector, industry or geographic detail is included in the Portfolio of Investments.

At June 30, 2019, the Fund did not have any transfers into/out of Level 3.

30  |  Wells Fargo California Tax-Free Fund

Notes to financial statements

4. TRANSACTIONS WITH AFFILIATES

Management fee

Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”), is the manager of the Fund and provides advisory and fund-level administrative services under an investment management agreement. Under the investment management agreement, Funds Management is responsible for, among other services, implementing the investment objectives and strategies of the Fund, supervising the subadviser and providing fund-level administrative services in connection with the Fund’s operations. As compensation for its services under the investment management agreement, Funds Management is entitled to receive a management fee at the following annual rate based on the Fund’s average daily net assets:

Average daily net assets	Management fee

First $500 million	0.400%

Next $500 million	0.375

Next $2 billion	0.350

Next $2 billion	0.325

Next $5 billion	0.290

Over $10 billion	0.280

For the year ended June 30, 2019, the management fee was equivalent to an annual rate of 0.39% of the Fund’s average daily net assets.

Funds Management has retained the services of a subadviser to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Funds Management. Wells Capital Management Incorporated, an affiliate of Funds Management and an indirect wholly owned subsidiary of Wells Fargo, is the subadviser to the Fund and is entitled to receive a fee from Funds Management at an annual rate starting at 0.20% and declining to 0.10% as the average daily net assets of the Fund increase.

Administration fees

Under a class-level administration agreement, Funds Management provides class-level administrative services to the Fund, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers. As compensation for its services under the class-level administration agreement, Funds Management receives an annual fee which is calculated based on the average daily net assets of each class as follows:

Class-level administration fee

Class A, Class C	0.16%

Administrator Class	0.10

Institutional Class	0.08

Funds Management has contractually waived and/or reimbursed management and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. When each class of the Fund has exceeded its expense cap, Funds Management has waived fees and/or reimbursed expenses from fund-level expenses on a proportionate basis and then from class specific expenses. When only certain classes exceed their expense caps, waivers and/or reimbursements are applied against class specific expenses before fund-level expenses. Funds Management has committed through October 31, 2019 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s expenses at 0.75% for Class A shares, 1.50% for Class C shares, 0.55% for Administrator Class shares, and 0.48% for Institutional Class shares. Prior to or after the commitment expiration date, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees.

Distribution fee

The Trust has adopted a distribution plan for Class C shares of the Fund pursuant to Rule 12b-1 under the 1940 Act. A distribution fee is charged to Class C shares and paid to Wells Fargo Funds Distributor, LLC (“Funds Distributor”), the principal underwriter, at an annual rate of 0.75% of the average daily net assets of Class C shares.

Wells Fargo California Tax-Free Fund  |  31

Notes to financial statements

In addition, Funds Distributor is entitled to receive the front-end sales charge from the purchase of Class A shares and a contingent deferred sales charge on the redemption of certain Class A shares. Funds Distributor is also entitled to receive the contingent deferred sales charges from redemptions of Class C shares. For the year ended June 30, 2019, Funds Distributor received $9,448 from the sale of Class A shares. No contingent deferred sales charges were incurred by Class A and Class C shares for the year ended June 30, 2019.

Shareholder servicing fees

The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A, Class C, and Administrator Class of the Fund are charged a fee at an annual rate of 0.25% of the average daily net assets of each respective class. A portion of these total shareholder servicing fees were paid to affiliates of Wells Fargo.

Interfund transactions

The Fund may purchase or sell portfolio investment securities to certain other Wells Fargo affiliates pursuant to Rule 17a-7 under the 1940 Act and under procedures adopted by the Board of Trustees. The procedures have been designed to ensure that these interfund transactions, which do not incur broker commissions, are effected at current market prices. Pursuant to these procedures, the Fund had $79,875,000 and $54,866,984 in interfund purchases and sales, respectively, during the year ended June 30, 2019.

5. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the year ended June 30, 2019 were $173,333,858 and $90,237,125, respectively.

6. BANK BORROWINGS

The Trust (excluding the money market funds), Wells Fargo Master Trust and Wells Fargo Variable Trust are parties to a $280,000,000 revolving credit agreement whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.25% of the unused balance is allocated to each participating fund.

For the year ended June 30, 2019, there were no borrowings by the Fund under the agreement.

7. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid was $32,920,846 and $32,756,445 of tax-exempt income for the years ended June 30, 2019 and June 30, 2018, respectively.

As of June 30, 2019, the components of distributable earnings on a tax basis were as follows:

Undistributed tax-exempt income	Unrealized gains	Capital loss carry forward

$287,958	$84,970,326	$(23,083,134)

Effective for all filings after November 4, 2018, the Securities and Exchange Commission eliminated the requirement to separately state the components of distributions to shareholders under U.S. generally accepted accounting principles. The amounts of distributions to shareholders for the year ended June 30, 2018 were as follows:

Net investment income

Class A	$14,178,372

Class C	1,262,333

Administrator Class	6,997,042

Institutional Class	10,318,698

8. CONCENTRATION RISK

The Fund invests a substantial portion of its assets in issuers of municipal debt securities located in a single state or territory of the U.S. Therefore, it may be more affected by economic and political developments in that state or region than would be a comparable general tax-exempt fund.

32  |  Wells Fargo California Tax-Free Fund

Notes to financial statements

9. INDEMNIFICATION

Under the Trust’s organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Trust may enter into contracts with service providers that contain a variety of indemnification clauses. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

10. NEW ACCOUNTING PRONOUNCEMENTS

In August 2018, FASB issued Accounting Standards Update (“ASU”) No. 2018-13, Fair Value Measurement (Topic 820) Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement. ASU 2018-13 updates the disclosure requirements for fair value measurements by modifying or removing certain disclosures and adding certain new disclosures. The amendments are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. Early adoption is permitted. Management has adopted the removal and modification of disclosures early, as permitted, and will adopt the additional new disclosures at the effective date.

In March 2017, FASB issued ASU No. 2017-08, Premium Amortization on Purchased Callable Debt Securities. ASU 2017-08 shortens the amortization period for certain callable debt securities held at a premium and requires the premium to be amortized to the earliest call date. The amendments do not require an accounting change for securities held at a discount; and discounts will continue to be accreted to the maturity date of the security. ASU 2017-08 is effective for fiscal years beginning after December 15, 2018 and for interim periods within those fiscal years. During the current reporting period, management of the Fund adopted the change in accounting policy which did not have a material impact to the Fund’s financial statements.

Wells Fargo California Tax-Free Fund  |  33

Report of independent registered public accounting firm

TO THE SHAREHOLDERS OF THE FUND AND BOARD OF TRUSTEES OF WELLS FARGO FUNDS TRUST:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Wells Fargo California Tax-Free Fund (the Fund), one of the funds constituting Wells Fargo Funds Trust, including the portfolio of investments, as of June 30, 2019, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years or periods in the five year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of June 30, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two year period then ended, and the financial highlights for each of the years or periods in the five year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of June 30, 2019, by correspondence with the custodian and brokers, or by other appropriate auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have not been able to determine the specific year that we began serving as the auditor of one or more Wells Fargo Funds investment companies; however we are aware that we have served as the auditor of one or more Wells Fargo Funds investment companies since at least 1955.

Boston, Massachusetts

August 26, 2019

34  |  Wells Fargo California Tax-Free Fund

Other information (unaudited)

TAX INFORMATION

For federal and California income tax purposes, the Fund designates 100% of its distributions paid from net investment income during the fiscal year as exempt-interest dividends under Section 852(b)(5) of the Internal Revenue Code and under Section 17145 of the California Revenue and Taxation Code.

PROXY VOTING INFORMATION

A description of the policies and procedures used to determine how to vote proxies relating to portfolio securities is available, upon request, by calling 1-800-222-8222, visiting our website at wfam.com, or visiting the SEC website at sec.gov. Information regarding how the proxies related to portfolio securities were voted during the most recent 12-month period ended June 30 is available on the website at wfam.com or by visiting the SEC website at sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q or Form N-PORT, which is available by visiting the SEC website at sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Wells Fargo California Tax-Free Fund  |  35

Other information (unaudited)

BOARD OF TRUSTEES AND OFFICERS

Each of the Trustees and Officers1 listed in the table below acts in identical capacities for each fund in the Wells Fargo family of funds, which consists of 152 mutual funds comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information2. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

Independent Trustees

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships

William R. Ebsworth (Born 1957)	Trustee, since 2015	Retired. From 1984 to 2013, equities analyst, portfolio manager, research director and chief investment officer at Fidelity Management and Research Company in Boston, Tokyo, and Hong Kong, and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. where he led a team of investment professionals managing client assets. Prior thereto, Board member of Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life Insurance Company. Audit Committee Chair and Investment Committee Chair of the Vincent Memorial Hospital Endowment (non-profit organization). Mr. Ebsworth is a CFA® charterholder.	N/A

Jane A. Freeman (Born 1953)	Trustee, since 2015; Chair Liaison, since 2018	Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens & Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead Independent Director and chair of the Audit Committee. Board member of the Russell Exchange Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is a Board Member of The Ruth Bancroft Garden (non-profit organization). She is also an inactive Chartered Financial Analyst.	N/A

Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009; Audit Committee Chairman, since 2019	Retired. Chairman of the Board of CIGNA Corporation since 2009, and Director since 2005. From 2003 to 2011, Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (private school). Advisory Board Member, Child Evangelism Fellowship (non-profit). Mr. Harris is a certified public accountant (inactive status).	CIGNA Corporation

Judith M. Johnson (Born 1949)	Trustee, since 2008; Audit Committee Chairman, from 2009 to 2018	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	N/A

36  |  Wells Fargo California Tax-Free Fund

Other information (unaudited)

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships

David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business, Stanford University, Director of the Corporate Governance Research Initiative and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	N/A

Olivia S. Mitchell (Born 1953)	Trustee, since 2006; Nominating and Governance Committee Chairman, since 2018	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	N/A

Timothy J. Penny (Born 1951)	Trustee, since 1996; Chairman, since 2018	President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	N/A

James G. Polisson (Born 1959)	Trustee, since 2018	Retired. Chief Marketing Officer, Source (ETF) UK Services, Ltd, from 2015 to 2017. From 2012 to 2015, Principal of The Polisson Group, LLC, a management consulting, corporate advisory and principal investing company. Chief Executive Officer and Managing Director at Russell Investments, Global Exchange Traded Funds from 2010 to 2012. Managing Director of Barclays Global Investors from 1998 to 2010 and Global Chief Marketing Officer for iShares and Barclays Global Investors from 2000 to 2010. Trustee of the San Francisco Mechanics’ Institute, a non-profit organization, from 2013 to 2015. Board member of the Russell Exchange Traded Fund Trust from 2011 to 2012. Director of Barclays Global Investors Holdings Deutschland GmbH from 2006 to 2009. Mr. Polisson is an attorney and has a retired status with the Massachusetts and District of Columbia Bar Associations.	N/A

*	Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

Wells Fargo California Tax-Free Fund  |  37

Other information (unaudited)

Officers

Name and year of birth	Position held and length of service	Principal occupations during past five years or longer

Andrew Owen (Born 1960)	President, since 2017	Executive Vice President of Wells Fargo & Company and Head of Affiliated Managers, Wells Fargo Asset Management, since 2014. In addition, Mr. Owen is currently President, Chief Executive Officer and Director of Wells Fargo Funds Management, LLC since 2017. Prior thereto, Executive Vice President responsible for marketing, investments and product development for Wells Fargo Funds Management, LLC, from 2009 to 2014.

Nancy Wiser[1] (Born 1967)	Treasurer, since 2012	Executive Vice President of Wells Fargo Funds Management, LLC since 2011. Chief Operating Officer and Chief Compliance Officer at LightBox Capital Management LLC, from 2008 to 2011.

Alexander Kymn (Born 1973)	Secretary and Chief Legal Officer, since 2018	Senior Company Counsel of Wells Fargo Bank, N.A. since 2018 (previously Senior Counsel from 2007 to 2018). Vice President of Wells Fargo Funds Management, LLC from 2008 to 2014.

Michael H. Whitaker (Born 1967)	Chief Compliance Officer, since 2016	Senior Vice President and Chief Compliance Officer since 2016. Senior Vice President and Chief Compliance Officer for Fidelity Investments from 2007 to 2016.

David Berardi (Born 1975)	Assistant Treasurer, since 2009	Vice President of Wells Fargo Funds Management, LLC since 2009. Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Manager of Fund Reporting and Control for Evergreen Investment Management Company, LLC from 2004 to 2010.

Jeremy DePalma[1] (Born 1974)	Assistant Treasurer, since 2009	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010 and head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.

[1]	Nancy Wiser acts as Treasurer of 65 funds in the Fund Complex. Jeremy DePalma acts as Treasurer of 87 funds and Assistant Treasurer of 65 funds in the Fund Complex.

[2]

The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the website at wfam.com.

38  |  Wells Fargo California Tax-Free Fund

Other information (unaudited)

BOARD CONSIDERATION OF INVESTMENT MANAGEMENT AND SUB-ADVISORY AGREEMENTS:

Wells Fargo California Tax-Free Fund

Under the Investment Company Act of 1940 (the “1940 Act”), the Board of Trustees (the “Board”) of Wells Fargo Funds Trust (the “Trust”) must determine annually whether to approve the continuation of the Trust’s investment management and sub-advisory agreements. In this regard, at an in-person meeting held on May 21-22, 2019 (the “Meeting”), the Board, all the members of which have no direct or indirect interest in the investment management and sub-advisory agreements and are not “interested persons” of the Trust, as defined in the 1940 Act (the “Independent Trustees”), reviewed and approved for Wells Fargo California Tax-Free Fund (the “Fund”): (i) an investment management agreement (the “Management Agreement”) with Wells Fargo Funds Management, LLC (“Funds Management”); and (ii) an investment sub-advisory agreement (the “Sub-Advisory Agreement”) with Wells Capital Management Incorporated (the “Sub-Adviser”), an affiliate of Funds Management. The Management Agreement and the Sub-Advisory Agreement are collectively referred to as the “Advisory Agreements.”

At the Meeting, the Board considered the factors and reached the conclusions described below relating to the selection of Funds Management and the Sub-Adviser and the approval of the Advisory Agreements. Prior to the Meeting, including at an in-person meeting in April 2019, the Trustees conferred extensively among themselves and with representatives of Funds Management about these matters. Also, the Board has adopted a team-based approach, with each team consisting of a sub-set of Trustees, to assist the full Board in the discharge of its duties in reviewing investment performance and other matters throughout the year. The Independent Trustees were assisted in their evaluation of the Advisory Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately.

In providing information to the Board, Funds Management and the Sub-Adviser were guided by a detailed set of requests for information submitted to them by independent legal counsel on behalf of the Independent Trustees at the start of the Board’s annual contract renewal process earlier in 2019. In considering and approving the Advisory Agreements, the Trustees considered the information they believed relevant, including but not limited to the information discussed below. The Board considered not only the specific information presented in connection with the Meeting, but also the knowledge gained over time through interaction with Funds Management and the Sub-Adviser about various topics. In this regard, the Board reviewed reports of Funds Management at each of its quarterly meetings, which included, among other things, portfolio reviews and investment performance reports. In addition, the Board and the teams mentioned above confer with portfolio managers at various times throughout the year. The Board did not identify any particular information or consideration that was all-important or controlling, and each individual Trustee may have attributed different weights to various factors.

After its deliberations, the Board unanimously approved the continuation of the Advisory Agreements for a one-year term and determined that the compensation payable to Funds Management and the Sub-Adviser under each of the Advisory Agreements was reasonable. The Board considered the approval of the Advisory Agreements for the Fund as part of its consideration of agreements for funds across the complex, but its approvals were made on a fund-by-fund basis. The following summarizes a number of important, but not necessarily all, factors considered by the Board in support of its approvals.

Nature, extent and quality of services

The Board received and considered various information regarding the nature, extent and quality of services provided to the Fund by Funds Management and the Sub-Adviser under the Advisory Agreements. This information included a description of the investment advisory services and Fund-level administrative services covered by the Management Agreement, as well as, among other things, a summary of the background and experience of senior management of Wells Fargo Asset Management (“WFAM”), of which Funds Management and the Sub-Adviser are a part, a summary of investments made in the business of WFAM, a summary of certain organizational and personnel changes involving Funds Management and the Sub-Adviser, and a description of Funds Management’s and the Sub-Adviser’s business continuity planning programs and of their approaches to data privacy and cybersecurity. The Board received and reviewed information about Funds Management’s role as administrator of the Fund’s liquidity risk management program. The Board also considered the qualifications, background, tenure and responsibilities of each of the portfolio managers primarily responsible for the day-to-day portfolio management of the Fund.

The Board evaluated the ability of Funds Management and the Sub-Adviser to attract and retain qualified investment professionals, including research, advisory and supervisory personnel. The Board further considered the compliance programs and compliance records of Funds Management and the Sub-Adviser. In addition, the Board took into account the full range of services provided to the Fund by Funds Management and its affiliates.

Fund investment performance and expenses

The Board considered the investment performance results for the Fund over various time periods ended December 31, 2018. The Board considered these results in comparison to the investment performance of funds in a universe that was determined by

Wells Fargo California Tax-Free Fund  |  39

Other information (unaudited)

Broadridge Inc. (“Broadridge”) to be similar to the Fund (the “Universe”), and in comparison to the Fund’s benchmark index and to other comparative data. Broadridge is an independent provider of investment company data. The Board received a description of the methodology used by Broadridge to select the mutual funds in the performance Universe. The Board noted that the investment performance of the Fund (Administrator Class) was higher than the average investment performance of the Universe for the one-, and ten-year periods under review, and in range of the average investment performance of the Universe for the three- and five-year periods under review. The Board also noted that the investment performance of the Fund was lower than its benchmark index, the Bloomberg Barclays Municipal Bond Index, for the one-, and three-year periods under review, but higher than its benchmark for the five- and ten-year periods under review.

The Board also received and considered information regarding the Fund’s net operating expense ratios and their various components, including actual management fees, custodian and other non-management fees, and Rule 12b-1 and non-Rule 12b-1 shareholder service fees. The Board considered these ratios in comparison to the median ratios of funds in class-specific expense groups that were determined by Broadridge to be similar to the Fund (the “Groups”). The Board received a description of the methodology used by Broadridge to select the mutual funds in the expense Groups and an explanation of how funds comprising expense groups and their expense ratios may vary from year-to-year. Based on the Broadridge reports, the Board noted that the net operating expense ratios of the Fund were lower than or equal to the median net operating expense ratios of the expense Groups for each share class.

The Board took into account the Fund’s investment performance and expense information provided to it among the factors considered in deciding to re-approve the Advisory Agreements.

Investment management and sub-advisory fee rates

The Board reviewed and considered the contractual fee rates payable by the Fund to Funds Management under the Management Agreement, as well as the contractual fee rates payable by the Fund to Funds Management for class-level administrative services under a Class-Level Administration Agreement, which include, among other things, class-level transfer agency and sub-transfer agency costs (collectively, the “Management Rates”). The Board also reviewed and considered the contractual investment sub-advisory fee rates that are payable by Funds Management to the Sub-Adviser for investment sub-advisory services.

Among other information reviewed by the Board was a comparison of the Fund’s Management Rates with the average contractual investment management fee rates of funds in the expense Groups at a common asset level as well as transfer agency costs of the funds in the expense Groups. The Board noted that the Management Rates of the Fund were lower than or in range of the sum of these average rates for the Fund’s expense Groups for all share classes.

The Board also received and considered information about the portion of the total management fee that was retained by Funds Management after payment of the fee to the Sub-Adviser for sub-advisory services. In assessing the reasonableness of this amount, the Board received and evaluated information about the nature and extent of responsibilities retained and risks assumed by Funds Management and not delegated to or assumed by the Sub-Adviser, and about Funds Management’s on-going oversight services. Given the affiliation between Funds Management and the Sub-Adviser, the Board ascribed limited relevance to the allocation of fees between them.

The Board also received and considered information about the nature and extent of services offered and fee rates charged by Funds Management and the Sub-Adviser to other types of clients with investment strategies similar to those of the Fund. In this regard, the Board received information about the significantly greater scope of services, and compliance, reporting and other legal burdens and risks of managing proprietary mutual funds compared with those associated with managing assets of other types of clients, including third-party sub-advised fund clients and non-mutual fund clients such as institutional separate accounts.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board determined that the compensation payable to Funds Management under the Management Agreement and to the Sub-Adviser under the Sub-Advisory Agreement was reasonable.

Profitability

The Board received and considered information concerning the profitability of Funds Management, as well as the profitability of both WFAM and Wells Fargo & Co. (“Wells Fargo”) from providing services to the fund family as a whole. The Board noted that the Sub-Adviser’s profitability information with respect to providing services to the Fund and other funds in the family was subsumed in the WFAM and Wells Fargo profitability analysis.

Funds Management reported on the methodologies and estimates used in calculating profitability, including a description of the methodology used to allocate certain expenses. Among other things, the Board noted that the levels of profitability reported on a fund-by-fund basis varied widely, depending on factors such as the size, type and age of fund. Based on its review,

40  |  Wells Fargo California Tax-Free Fund

Other information (unaudited)

the Board did not deem the profits reported by Funds Management, WFAM or Wells Fargo from services provided to the Fund to be at a level that would prevent it from approving the continuation of the Advisory Agreements.

Economies of scale

The Board received and considered information about the potential for Funds Management to experience economies of scale in the provision of management services to the Fund, the difficulties of calculating economies of scale at an individual fund level, and the extent to which potential scale benefits are shared with shareholders. The Board noted the existence of breakpoints in the Fund’s management fee structure, which operate generally to reduce the Fund’s expense ratios as the Fund grows in size. The Board considered that in addition to management fee breakpoints, Funds Management shares potential economies of scale from its management business in a variety of ways, including through fee waiver and expense reimbursement arrangements, services that benefit shareholders, competitive management fee rates set at the outset without regard to breakpoints, and investments in the business intended to enhance services available to shareholders.

The Board concluded that Funds Management’s arrangements with respect to the Fund, including contractual breakpoints, constituted a reasonable approach to sharing potential economies of scale with the Fund and its shareholders.

Other benefits to Funds Management and the Sub-Adviser

The Board received and considered information regarding potential “fall-out” or ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, as a result of their relationships with the Fund. Ancillary benefits could include, among others, benefits directly attributable to other relationships with the Fund and benefits potentially derived from an increase in Funds Management’s and the Sub-Adviser’s business as a result of their relationships with the Fund. The Board noted that various affiliates of Funds Management may receive distribution-related fees, shareholder servicing payments and sub-transfer agency fees in respect of shares sold or held through them and services provided.

The Board also reviewed information about soft dollar credits earned and utilized by the Sub-Adviser, fees earned by Funds Management and the Sub-Adviser from managing a private investment vehicle for the fund family’s securities lending collateral, and commissions earned by an affiliated broker from portfolio transactions.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board did not find that any ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, were unreasonable.

Conclusion

At the Meeting, after considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board unanimously approved the continuation of the Advisory Agreements for a one-year term and determined that the compensation payable to Funds Management and the Sub-Adviser under each of the Advisory Agreements was reasonable.

Wells Fargo California Tax-Free Fund  |  41

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For more information

More information about Wells Fargo Funds is available free upon request. To obtain literature, please write, visit the Fund’s website, or call:

Wells Fargo Funds

P.O. Box 219967

Kansas City, MO 64121-9967

Website: wfam.com

Individual investors: 1-800-222-8222

Retail investment professionals: 1-888-877-9275

Institutional investment professionals: 1-866-765-0778

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call 1-800-222-8222 or visit the Fund’s website at wfam.com. Read the prospectus carefully before you invest or send money.

Wells Fargo Asset Management (WFAM) is the trade name for certain investment advisory/management firms owned by Wells Fargo & Company. These firms include but are not limited to Wells Capital Management Incorporated and Wells Fargo Funds Management, LLC. Certain products managed by WFAM entities are distributed by Wells Fargo Funds Distributor, LLC (a broker-dealer and Member FINRA).

This material is for general informational and educational purposes only and is NOT intended to provide investment advice or a recommendation of any kind—including a recommendation for any specific investment, strategy, or plan.

INVESTMENT PRODUCTS: NOT FDIC INSURED  ◾  NO BANK GUARANTEE  ◾   MAY LOSE VALUE

© 2019 Wells Fargo Funds Management, LLC. All rights reserved.

404821 08-19

A249/AR249 06-19

Annual Report

June 30, 2019

Wells Fargo

California Limited-Term Tax-Free Fund

Beginning on January 1, 2021, as permitted by new regulations adopted by the Securities and Exchange Commission, paper copies of the Wells Fargo Funds’ annual and semi-annual shareholder reports issued after this date will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds’ website, and you will be notified by mail each time a report is posted and provided with a website address to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically at any time by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling 1-800-222-8222 or by enrolling at wellsfargo.com/advantagedelivery.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports; if you invest directly with the Fund, you can call 1-800-222-8222. Your election to receive reports in paper will apply to all Wells Fargo Funds held in your account with your financial intermediary or, if you are a direct investor, to all Wells Fargo Funds that you hold.

Reduce clutter. Save trees.
Sign up for electronic delivery of prospectuses and shareholder reports at wellsfargo.com/advantagedelivery

The views expressed and any forward-looking statements are as of June 30, 2019, unless otherwise noted, and are those of the Fund managers and/or Wells Fargo Asset Management. Discussions of individual securities, or the markets generally, or any Wells Fargo Fund are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements. The views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo Asset Management and the Fund disclaim any obligation to publicly update or revise any views expressed or forward-looking statements.

INVESTMENT PRODUCTS: NOT FDIC INSURED  ◾  NO BANK GUARANTEE  ◾  MAY LOSE VALUE

Wells Fargo California Limited-Term Tax-Free Fund  |  1

Letter to shareholders (unaudited)

Andrew Owen

President

Wells Fargo Funds

Dear Shareholder:

We are pleased to offer you this annual report for the Wells Fargo California Limited-Term Tax-Free Fund for the 12-month period that ended June 30, 2019. After the first six months of the period yielded either low-single-digit or negative investment returns, stock and bond investors enjoyed a recovery during the final six months. The gains came amid continued concerns about global economic growth, international trade, geopolitical tensions, and bouts of market volatility.

For the period, U.S. stocks, based on the S&P 500 Index,1 gained 10.42% and international stocks, as measured by the MSCI ACWI ex USA Index (Net),2 rose 1.29%. The MSCI EM Index (Net)3 added 1.21%. For bond investors, the Bloomberg Barclays U.S. Aggregate Bond Index4 added 7.87%, the Bloomberg Barclays Global Aggregate ex-USD Index5 rose 4.10%, the Bloomberg Barclays Municipal Bond Index6 gained 6.71%, and the ICE BofAML U.S. High Yield Index7 added 7.58%.

U.S. and international markets diverged during the third quarter of 2018.

Domestic equity investors received encouraging news during the third quarter of 2018. The U.S. Bureau of Economic Analysis reported second-quarter annualized gross domestic product (GDP) growth of 4.2%. Hiring improved. Unemployment declined. Consumer confidence and spending increased. Third-quarter corporate earnings reports were generally positive. U.S. trade negotiations with Mexico and Canada progressed. The U.S. Federal Reserve (Fed) raised the federal funds rate by 25 basis points (bps; 100 bps equal 1.00%) to a target range of between 2.00% and 2.25% in September, one of four rate increases implemented during 2018, expressing confidence in the strength of the U.S. economic expansion’s durability.

Investors in international markets were not as confident. Tensions between the U.S. and China increased. The U.S. imposed $200 billion in tariffs on Chinese goods. China reacted with $60 billion in tariffs on U.S. goods. Economic growth in China caused concern. During the quarter, the MSCI ACWI ex USA Index (Net) gained 0.71%. The MSCI EM Index (Net) declined 1.09%. In fixed-income markets, U.S. bonds were flat, as measured by the Bloomberg Barclays U.S. Aggregate Bond Index. The Bloomberg Barclays Global Aggregate ex-USD Index fell 1.74%.

[1]

The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.

[2]

The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) ex USA Index (Net) is a free-float-adjusted market-capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets, excluding the U.S. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices or any securities or financial products. This report is not approved, reviewed, or produced by MSCI. You cannot invest directly in an index.

[3]

The MSCI Emerging Markets (EM) Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of emerging markets. You cannot invest directly in an index.

[4]

The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. You cannot invest directly in an index.

[5]

The Bloomberg Barclays Global Aggregate ex-USD Index is an unmanaged index that provides a broad-based measure of the global investment-grade fixed-income markets excluding the U.S. dollar-denominated debt market. You cannot invest directly in an index.

[6]	The Bloomberg Barclays Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.

[7]

The ICE BofAML U.S. High Yield Index is a market-capitalization-weighted index of domestic and Yankee high-yield bonds. The index tracks the performance of high-yield securities traded in the U.S. bond market. You cannot invest directly in an index. Copyright 2019. ICE Data Indices, LLC. All rights reserved.

2  |  Wells Fargo California Limited-Term Tax-Free Fund

Letter to shareholders (unaudited)

Global markets suffered during the fourth quarter of 2018.

November’s U.S. midterm elections shifted control of the House of Representatives from Republicans to Democrats, presaging partisan clashes that followed and caused uncertainty among investors. Third-quarter U.S. GDP was announced at an annualized 3.4% rate, lower than the second-quarter rate. Brexit efforts stalled ahead of the March 2019 deadline. The People’s Bank of China cut reserve requirement ratios, accelerated infrastructure spending, and cut taxes even as the value of the yuan declined to low levels last seen in 2008. A partial U.S. government shutdown driven by partisan policy disputes extended into January.

The combination of news in the U.S. and generally weak economic indicators outside of the U.S. caused investors to seek safe havens. December’s S&P 500 Index performance was the worst since 1931. Globally, fixed-income investments fared better than stocks during the last two months of the year. The Fed increased the federal funds rate by 25 bps in December to a target range of between 2.25% and 2.50%.

The market climbs a wall of worry.

Investors entered 2019 with reasons to be concerned. Investment returns appeared to reaffirm the adage that markets climb a wall of worry. The S&P 500 Index gained 8.01% for the month of January, the best monthly performance in 30 years. Returns for the MSCI ACWI ex USA Index (Net), the Bloomberg Barclays U.S. Aggregate Bond Index, and the Bloomberg Barclays Global Aggregate ex-USD Index also were positive. The Fed indicated that it would pause its program of regular rate increases during 2019 as inflation remained low.

In February 2019, concerns over slowing global growth persisted. The Bureau of Economic Analysis announced fourth-quarter 2018 GDP grew at an annualized 2.2% rate, down from the levels of the prior two quarters. In a February report, the Bank of England forecast the slowest growth since the financial crisis for 2019. China and the U.S. continued to wrangle over trade issues.

By the end of March 2019, the combination of dovish Fed sentiment and steady, if not spectacular, economic and business metrics reinforced investors’ confidence. Monthly job creation data and corporate profits, while less consistent than during 2018, were solid. China announced a roughly $300 billion stimulus package through tax and fee cuts intended to reinvigorate economic growth.

During April 2019, investors drew confidence from favorable economic projections, sustained low inflation, and solid employment data. First-quarter GDP showed the economy grew at an annualized rate of 3.2% on improvement in business investment and exports. Favorable sentiment extended to foreign markets as the MSCI ACWI ex USA Index (Net) gained 2.64% and the MSCI EM Index (Net) added 2.11% for the month.

During May 2019, investing signals were mixed. In the U.S., partisan wrangling ramped up as Democrats and Republicans set their sights on 2020 presidential politics. The U.K.’s Brexit caused Prime Minister Theresa May to resign. The European Commission downgraded the 2019 growth forecast to 1.2%. The U.S. increased tariffs on products from China, China responded, and then talks broke down. President Donald Trump threatened to turn his foreign policy tariff tool to Mexico over immigration issues. Markets tumbled.

As had been the case during most of 2019 to date, just as the investment horizon appeared to darken, sentiment turned and markets gained. The gains, primarily driven by geopolitical and monetary policy events, drove equity markets to new highs. President Trump dropped his threats of new tariffs on Mexico after talks and further tariffs on China after meeting with China’s President Xi Jinping at the G-20 summit. President Mario Draghi of the European Central Bank said that if the outlook doesn’t

“December’s S&P 500 Index performance was the worst since 1931.”

“The S&P 500 Index gained 8.01% for the month of January, the best monthly performance in 30 years.”

Wells Fargo California Limited-Term Tax-Free Fund  |  3

Letter to shareholders (unaudited)

improve, the bank will cut rates or buy more assets to prop up inflation. In the U.S., the Fed said growth shifted from “solid” to “moderate” and indicated a willingness to cut rates.

Don’t let short-term uncertainty derail long-term investment goals.

Periods of investment uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. To help you create a sound strategy based on your personal goals and risk tolerance, Wells Fargo Funds offers more than 100 mutual funds spanning a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.

Thank you for choosing to invest with Wells Fargo Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs.

Sincerely,

Andrew Owen

President

Wells Fargo Funds

For further information about your Fund, contact your investment professional, visit our website at wfam.com, or call us directly at 1-800-222-8222.

4  |  Wells Fargo California Limited-Term Tax-Free Fund

This page is intentionally left blank.

Performance highlights (unaudited)

Investment objective

The Fund seeks current income exempt from federal income tax and California individual income tax, consistent with capital preservation.

Manager

Wells Fargo Funds Management, LLC

Subadviser

Wells Capital Management Incorporated

Portfolio managers

Terry J. Goode

Brandon Pae‡

Adrian Van Poppel

Average annual total returns (%) as of June 30, 2019

		Including sales charge			Excluding sales charge			Expense ratios[1] (%)

	Inception date	1 year	5 year	10 year	1 year	5 year	10 year	Gross	Net[2]

Class A (SFCIX)	11-18-1992	1.23	1.08	2.26	3.33	1.49	2.46	0.84	0.80

Class C (SFCCX)	8-30-2002	1.56	0.73	1.70	2.56	0.73	1.70	1.59	1.55

Administrator Class (SCTIX)	9-6-1996	–	–	–	3.56	1.69	2.68	0.78	0.60

Institutional Class (SFCNX)[3]	10-31-2014	–	–	–	3.66	1.76	2.72	0.51	0.50

Bloomberg Barclays Municipal 1-5 Year Blend Index[4]	–	–	–	–	3.85	1.65	2.20	–	–

Bloomberg Barclays California Municipal 1-5 Year Blend Index[5]	–	–	–	–	3.36	1.51	2.25	–	–

Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, wfam.com.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.

For Class A shares, the maximum front-end sales charge is 2.00%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including a contingent deferred sales charge assumes the sales charge for the corresponding time period. Administrator Class and Institutional Class shares are sold without a front-end sales charge or contingent deferred sales charge.

Bond values fluctuate in response to the financial condition of individual issuers, general market and economic conditions, and changes in interest rates. Changes in market conditions and government policies may lead to periods of heightened volatility in the bond market and reduced liquidity for certain bonds held by the Fund. In general, when interest rates rise, bond values fall and investors may lose principal value. Interest-rate changes and their impact on the Fund and its share price can be sudden and unpredictable. The use of derivatives may reduce returns and/or increase volatility. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). The Fund is exposed to California municipal securities risk and high-yield securities risk. Consult the Fund’s prospectus for additional information on these and other risks. A portion of the Fund’s income may be subject to federal, state, and/or local income taxes or the Alternative Minimum Tax (AMT). Any capital gains distributions may be taxable.

Please see footnotes on page 7.

6  |  Wells Fargo California Limited-Term Tax-Free Fund

Performance highlights (unaudited)

Growth of $10,000 investment as of June 30, 2019[6]

‡	Mr. Pae became a portfolio manager of the Fund on March 28, 2019.

[1]

Reflects the expense ratios as stated in the most recent prospectuses. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report.

[2]

The manager has contractually committed through October 31, 2019, to waive fees and/or reimburse expenses to the extent necessary to cap the expenses of each class after fee waivers at the amounts shown. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses (if any), and extraordinary expenses are excluded from the expense cap. Prior to or after the commitment expiration date, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees. Without this cap, the Fund’s returns would have been lower. The expense ratio paid by an investor is the net expense ratio (the total annual fund operating expenses after fee waivers) as stated in the prospectuses.

[3]

Historical performance shown for the Institutional Class shares prior to their inception reflects the performance of the Administrator Class shares, and is not adjusted to reflect the Institutional Class share expenses. If these expenses had been included, returns for the Institutional Class shares would be higher.

[4]

The Bloomberg Barclays Municipal 1-5 Year Blend Index is the 1-5 Year component of the Bloomberg Barclays Municipal Bond Index. The Bloomberg Barclays Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.

[5]	The Bloomberg Barclays California Municipal 1-5 Year Blend Index is the 1-5 Year component of the Bloomberg Barclays California Municipal Bond Index. You cannot invest directly in an index.

[6]

The chart compares the performance of Class A shares for the most recent ten years with the Bloomberg Barclays Municipal Bond 1-5 Year Blend Index and the Bloomberg Barclays California Municipal Bond 1-5 Year Blend Index. The chart assumes a hypothetical $10,000 investment in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 2.00%.

[7]	Amounts are calculated based on the long-term total investments of the Fund. These amounts are subject to change and may have changed since the date specified.

[8]

The credit quality distribution of portfolio holdings reflected in the chart is based on ratings from Standard & Poor’s, Moody’s Investors Service, and/ or Fitch Ratings Ltd. Credit quality ratings apply to the underlying holdings of the Fund and not to the Fund itself. The percentages of the Fund’s portfolio with the ratings depicted in the chart are calculated based on the total market value of fixed income securities held by the Fund. If a security was rated by all three rating agencies, the middle rating was utilized. If rated by two of three rating agencies, the lower rating was utilized, and if rated by one of the rating agencies, that rating was utilized. Standard & Poor’s rates the creditworthiness of bonds, ranging from AAA (highest) to D (lowest). Ratings from A to CCC may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the rating categories. Standard & Poor’s rates the creditworthiness of short-term notes from SP-1 (highest) to SP-3 (lowest). Moody’s rates the creditworthiness of bonds, ranging from Aaa (highest) to C (lowest). Ratings Aa to B may be modified by the addition of a number 1 (highest) to 3 (lowest) to show relative standing within the ratings categories. Moody’s rates the creditworthiness of short-term U.S. tax-exempt municipal securities from MIG 1/VMIG 1 (highest) to SG (lowest). Fitch rates the creditworthiness of bonds, ranging from AAA (highest) to D (lowest). Credit quality distribution is subject to change and may have changed since the date specified.

Wells Fargo California Limited-Term Tax-Free Fund  |  7

Performance highlights (unaudited)

MANAGER’S DISCUSSION

Fund highlights

∎

The Fund (Class A shares, excluding sales charges) underperformed both of its benchmarks, the Bloomberg Barclays Municipal 1-5 Year Blend Index and the Bloomberg Barclays California Municipal 1-5 Year Blend Index, during the 12-month period that ended June 30, 2019.

∎

The Fund’s modest overweight exposure to AAA bonds was a detractor as lower-rated bonds outperformed higher-rated bonds during this period of credit spread compression. The Fund’s exposure to the electric, water and sewer, and leasing sectors were also detractors.

∎

The primary drivers of performance were the Fund’s yield-curve positioning, security selection, and credit profile with an overweight to the best-performing long bond maturity segment. Strong demand for lower-rated credits benefited the Fund’s overweight to A-rated and BBB-rated bonds. Security selection was also a contributor as our alternative minimum tax (AMT) holdings performed well relative to similar credits in the Bloomberg Barclays California Municipal 1-5 Year Blend Index.

Effective maturity distribution as of June 30, 2019[7]

Fading growth expectations put the Fed on hold.

Throughout most of 2018, the fixed-income markets expected the U.S. Federal Reserve (Fed) to continue the path to normalize monetary policy. Moderate economic growth, stronger employment data, and inflation near its 2% target enabled the Fed to increase the federal funds rate four times in the calendar year. Despite a Fed rate hike in December, the Treasury market rallied in the fourth quarter of 2018 as the market lowered expectations for further rate hikes amid slower global growth, trade tariffs, and uncertainty concerning Britain’s departure from the

European Union. These concerns only increased as we moved into the first half of 2019 and discussions changed from when the Fed might hike to when they might cut the federal funds rate. As a result, fixed-income markets rallied, pushing the benchmark 10-year Treasury yield from a 3.23% peak in November 2018 to 2.00% by the end of June.

Specific to the municipal bond market, the beginning of the reporting period was marked with significant outflows due to a general risk-on sentiment in equity markets and the fear of rising interest rates. As the calendar turned, so did market sentiment. Flows into municipal mutual funds not only turned positive, but record inflows were reported as investor opinion toward fixed income, particularly municipals, improved due to investor expectations that interest rates would remain stable. While new issue supply was higher than it was a year earlier, it was still much lower than a typical year due to tax reform, which eliminated the ability of issuers to advance refund outstanding higher-cost debt. Overall, reduced supply, state and local sales tax caps for individuals, and lower interest rates fueled demand and thus returns for municipal bonds over the period.

The Fund’s duration started the period at about 113% of the Bloomberg Barclays California Municipal 1-5 Year Blend Index but we did let it drift down to 107% by the end of the period. Additionally, we temporarily entered into a tactical trade through which we shorted 10-year Treasury futures contracts in the first half of the period as rates were still moving higher. We continued to maintain an overweight to bonds rated A and below but slightly reduced this overweight during the period as credit spreads have approached historical lows. A few selective lower-rated new issues offered some relative value but, generally speaking, our new purchases were focused on higher-quality bonds. Additionally, we increased our exposure to state general obligation (GO) and AMT bonds during the year.

As the yield curve flattened over the period, longer maturities outperformed shorter maturity bonds. The Fund benefited from an overweight to the 7- to 10-year maturity range, where yields declined the most. Strong demand for lower-rated bonds contributed to the Fund’s relative performance as we maintained our overweight to this segment. Within this lower-rated space, our exposure to hospital and special tax bonds had some of the highest returns. Additionally, some of our larger positions in state GOs and airport revenue bonds were among our largest contributors to performance during the year. A few lower-rated bonds issued by universities saw their prices appreciate significantly and added to the Fund’s total return.

Please see footnotes on page 7.

8  |  Wells Fargo California Limited-Term Tax-Free Fund

Performance highlights (unaudited)

Shorter-maturity bonds inside of three years didn’t see their yields decline as much as longer maturities and have lower price sensitivity. As a result, the Fund’s exposure to this maturity range lagged in performance. Higher-quality bonds generally underperformed as well. This included pre-refunded, electric, and water and sewer revenue bonds. Some premium-price bonds that experienced partial par calls during the period detracted from performance.

Credit quality as of June 30, 2019[8]

Our outlook is for lower rates

Overall, technicals remain strong in the municipal bond market and we expect municipal bond valuations in the medium term to be helped by high state-income-tax rates, record levels of municipal debt maturities and calls, and limited availability of gross municipal bond supply. However, we believe overall economic growth in this cycle has neared its peak and, as a result, the Fed may lower rates before the end of the year. As a result, we will look to maintain a neutral duration positioning and an up-in-quality trade approach.

Please see footnotes on page 7.

Wells Fargo California Limited-Term Tax-Free Fund  |  9

Fund expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (if any) on redemptions and (2) ongoing costs, including management fees, distribution (12b-1) and/or shareholder servicing fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from January 1, 2019 to June 30, 2019.

Actual expenses

The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and contingent deferred sales charges. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning account value 1-1-2019	Ending account value 6-30-2019	Expenses paid during the period¹	Annualized net expense ratio

Class A

Actual	$1,000.00	$1,025.67	$4.02	0.80%

Hypothetical (5% return before expenses)	$1,000.00	$1,020.83	$4.01	0.80%

Class C

Actual	$1,000.00	$1,021.87	$7.77	1.55%

Hypothetical (5% return before expenses)	$1,000.00	$1,017.11	$7.75	1.55%

Administrator Class

Actual	$1,000.00	$1,026.93	$3.02	0.60%

Hypothetical (5% return before expenses)	$1,000.00	$1,021.82	$3.01	0.60%

Institutional Class

Actual	$1,000.00	$1,027.46	$2.51	0.50%

Hypothetical (5% return before expenses)	$1,000.00	$1,022.32	$2.51	0.50%

[1]

Expenses paid is equal to the annualized net expense ratio of each class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half-year period).

10  |  Wells Fargo California Limited-Term Tax-Free Fund

Portfolio of investments—June 30, 2019

	Interest rate	Maturity date	Principal	Value
Municipal Obligations: 98.64%

California: 92.60%

Airport Revenue: 6.24%

California Municipal Finance Authority Revenue Senior Lien Linxs APM Project Series A	5.00%	12-31-2023	$750,000	$853,185

California Municipal Finance Authority Revenue Senior Lien Linxs APM Project Series A	5.00	6-30-2024	950,000	1,093,393

California Municipal Finance Authority Revenue Senior Lien Linxs APM Project Series A	5.00	12-31-2024	750,000	872,543

Los Angeles CA Department of Airports AMT Series B	5.00	5-15-2024	5,000,000	5,821,100

Los Angeles CA Department of Airports AMT Series B	5.00	5-15-2025	6,000,000	7,150,140

Los Angeles CA Department of Airports AMT Series B	5.00	5-15-2026	2,500,000	3,036,500

Los Angeles CA Department of Airports AMT Subordinate Bond Series C	5.00	5-15-2024	4,315,000	5,017,007

Sacramento County CA Airport System Refunding Bond AMT Subordinate Series F	5.00	7-1-2021	2,585,000	2,763,960

Sacramento County CA Airport System Refunding Bond AMT Subordinate Series F	5.00	7-1-2022	2,590,000	2,858,143

Sacramento County CA Airport System Refunding Bond AMT Subordinate Series F	5.00	7-1-2023	2,585,000	2,932,863

Sacramento County CA Airport System Refunding Bond AMT Subordinate Series F	5.00	7-1-2024	1,760,000	2,051,421

				34,450,255

Education Revenue: 5.09%

California Educational Facilities Authority Revenue Loma Linda University Series A	5.00	4-1-2024	550,000	638,495

California Educational Facilities Authority Revenue Loma Linda University Series A	5.00	4-1-2026	325,000	395,766

California Municipal Finance Authority California Baptist University Series A 144A	4.00	11-1-2021	600,000	614,280

California Municipal Finance Authority Charter School Albert Einstein Academies Project Series A	6.00	8-1-2023	580,000	613,019

California Municipal Finance Authority Charter School Revenue Palmdale Aerospace Academy Project Series A 144A	3.88	7-1-2028	1,400,000	1,465,366

California Municipal Finance Authority Revenue Refunding Bond Biola University	5.00	10-1-2027	790,000	979,102

California Municipal Finance Authority Revenue Refunding Bond California Lutheran University	5.00	10-1-2021	250,000	269,038

California Municipal Finance Authority Revenue Refunding Bond California Lutheran University	5.00	10-1-2022	250,000	276,830

California Municipal Finance Authority Revenue Refunding Bond California Lutheran University	5.00	10-1-2023	225,000	255,650

California Municipal Finance Authority Revenue Refunding Bond California Lutheran University	5.00	10-1-2024	275,000	319,811

California Municipal Finance Authority Revenue Refunding Bond California Lutheran University	5.00	10-1-2025	275,000	326,332

California Municipal Finance Authority Revenue Refunding Bond California Lutheran University	5.00	10-1-2026	300,000	362,475

California Municipal Finance Authority Revenue Refunding Bond William Jessup University	2.50	8-1-2019	1,065,000	1,065,330

California School Finance Authority Bright Star School Obligation Group 144A	5.00	6-1-2027	1,860,000	1,995,966

California School Finance Authority Classical Academies Project Series A 144A	3.25	10-1-2022	2,560,000	2,587,008

California School Finance Authority Coastal Academy Project Series A 144A	5.00	10-1-2022	250,000	262,218

California School Finance Authority Rocketship Education Series A 144A	5.00	6-1-2021	255,000	262,143

California School Finance Authority Rocketship Education Series A 144A	5.00	6-1-2026	500,000	545,315

Wells Fargo California Limited-Term Tax-Free Fund  |  11

Portfolio of investments—June 30, 2019

	Interest rate	Maturity date	Principal	Value
Education Revenue (continued)

California Statewide CDA California Baptist University Series A	5.13%	11-1-2023	$715,000	$762,698

California Statewide CDA School Facilities	5.88	7-1-2022	940,000	990,215

California Statewide Community Refunding Bond California Baptist University Series A 144A	3.00	11-1-2022	1,665,000	1,687,711

University of California Series AK	5.00	5-15-2048	10,000,000	11,443,200

				28,117,968

GO Revenue: 26.88%

Alvord CA Unified School District Election of 2007 Series B (AGM Insured)	6.50	8-1-2020	1,605,000	1,696,212

Bassett CA Unified School District Refunding Bond Series B (Build America Mutual Assurance Company Insured)	5.00	8-1-2019	420,000	421,327

Bassett CA Unified School District Refunding Bond Series B (Build America Mutual Assurance Company Insured)	5.00	8-1-2021	550,000	592,499

Bassett CA Unified School District Refunding Bond Series B (Build America Mutual Assurance Company Insured)	5.00	8-1-2023	725,000	830,343

California	5.00	10-1-2021	6,795,000	7,370,672

California	5.00	11-1-2022	2,500,000	2,809,450

California	5.00	10-1-2023	8,400,000	9,708,636

California	5.25	10-1-2022	2,750,000	3,104,090

California Refunding Bond Various Purpose Bidding Group C	5.00	9-1-2027	8,500,000	10,518,750

California Series B (SIFMA Municipal Swap +0.38%) ±	2.28	12-1-2027	5,000,000	5,004,150

California Series B	5.00	9-1-2023	10,730,000	12,370,724

California Statewide Refunding Bond Various Purpose	5.00	8-1-2025	3,500,000	4,243,785

California Statewide Series B (1 Month LIBOR +0.76%) ±	2.46	12-1-2031	2,500,000	2,512,625

California Statewide Series E (SIFMA Municipal Swap +0.43%) ±	2.33	12-1-2029	3,050,000	3,059,425

Central California Unified School District Refunding Bond (AGM Insured)	4.00	7-1-2020	500,000	514,595

Central California Unified School District Refunding Bond (AGM Insured)	5.00	7-1-2021	400,000	431,148

Central California Unified School District Refunding Bond (AGM Insured)	5.00	7-1-2022	750,000	835,838

Coachella Valley CA Unified School District (Build America Mutual Assurance Company Insured)	4.00	8-1-2020	2,455,000	2,528,552

Coachella Valley CA Unified School District (Build America Mutual Assurance Company Insured)	4.00	8-1-2021	2,230,000	2,359,964

Coachella Valley CA Unified School District (Build America Mutual Assurance Company Insured)	4.00	8-1-2022	1,000,000	1,085,700

Cotati Rohnert Park CA Unified School District Series B (AGM Insured)	5.00	8-1-2020	2,275,000	2,368,776

Dixon CA Unified School District (AGM Insured)	5.00	8-1-2021	1,210,000	1,305,578

Dixon CA Unified School District (AGM Insured)	5.00	8-1-2022	1,285,000	1,433,482

El Monte CA City School District CAB BAN ¤	0.00	4-1-2023	2,000,000	1,879,880

El Monte CA Union High School Refunding Bond	5.00	6-1-2021	1,315,000	1,413,152

Fowler CA Unified School District School Facilities Improvement District #1 (National Insured)	5.20	7-1-2020	385,000	392,280

Hayward CA Unified School District Certificate of Participation (AGM Insured)	5.00	8-1-2022	500,000	557,615

Hayward CA Unified School District Certificate of Participation (AGM Insured)	5.00	8-1-2023	805,000	926,120

Huntington Beach CA City School District Election of 2002	4.00	8-1-2021	505,000	535,073

Inglewood CA Unified School District Election of 2012 Series B (Build America Mutual Assurance Company Insured)	4.00	8-1-2021	320,000	336,416

Inglewood CA Unified School District Election of 2012 Series B (Build America Mutual Assurance Company Insured)	4.00	8-1-2022	200,000	214,808

Inglewood CA Unified School District Election of 2012 Series B (Build America Mutual Assurance Company Insured)	5.00	8-1-2023	195,000	220,925

Inglewood CA Unified School District Election of 2012 Series B (Build America Mutual Assurance Company Insured)	5.00	8-1-2024	150,000	174,245

Inglewood CA Unified School District Election of 2012 Series B (Build America Mutual Assurance Company Insured)	5.00	8-1-2025	170,000	201,758

12  |  Wells Fargo California Limited-Term Tax-Free Fund

Portfolio of investments—June 30, 2019

	Interest rate	Maturity date	Principal	Value

GO Revenue (continued)

Inglewood CA Unified School District Election of 2012 Series B (Build America Mutual Assurance Company Insured)	5.00%	8-1-2026	$235,000	$284,620

La Habra CA School District Refunding Bond	5.00	8-1-2019	950,000	953,002

La Habra CA School District Refunding Bond	5.00	8-1-2020	1,045,000	1,089,224

La Habra CA School District Refunding Bond	5.00	8-1-2021	805,000	868,587

Los Angeles CA Unified School District Refunding Bond Series D	5.00	7-1-2023	6,180,000	7,050,391

Merced CA Union High School CAB Series A (National Insured) ¤	0.00	8-1-2019	2,190,000	2,187,635

Mount San Antonio Community College District CAB ¤	0.00	4-1-2022	10,000,000	9,601,900

Natomas CA Unified School District (AGM Insured)	3.00	9-1-2019	1,000,000	1,002,990

Oak Valley CA Hospital District Refunding Bond Los Angeles County CA Redevelopment Authority	4.00	7-1-2020	500,000	514,040

Oak Valley CA Hospital District Refunding Bond Los Angeles County CA Redevelopment Authority	5.00	7-1-2021	950,000	1,019,863

Oak Valley CA Hospital District Refunding Bond Los Angeles County CA Redevelopment Authority	5.00	7-1-2022	750,000	826,485

Oak Valley CA Hospital District Refunding Bond Los Angeles County CA Redevelopment Authority	5.00	7-1-2023	755,000	856,291

Oakland CA Unified School District Alameda County Election of 2012 Series A	5.00	8-1-2022	750,000	831,848

Oakland CA Unified School District Alameda County Election of 2012 Series A	5.00	8-1-2024	600,000	702,078

Oakland CA Unified School District Refunding Bond	5.00	8-1-2025	1,540,000	1,846,368

Oakland CA Unified School District Refunding Bond	5.00	8-1-2028	2,500,000	3,029,550

Oakland CA Unified School District Refunding Bond Measure B Series B	5.00	8-1-2026	500,000	612,650

Oakland CA Unified School District Refunding Bond Measure J Series C	5.00	8-1-2025	795,000	953,157

Redondo Beach CA Unified School District CAB Election of 2008 Series E ¤	0.00	8-1-2020	460,000	452,971

Riverside CA Community College District Election of 2004 CAB Series D ¤	0.00	8-1-2020	535,000	526,938

Sacramento CA City Unified School Election 2012 Measure Q Series E	5.00	8-1-2029	1,500,000	1,816,650

Sacramento CA City Unified School Refunding Bond	5.00	7-1-2026	2,430,000	2,590,988

Sacramento CA City Unified School Refunding Bond	5.00	7-1-2022	485,000	529,382

Salinas CA Union High School District CAB ¤	0.00	8-1-2020	5,000,000	4,888,650

San Gorgonio CA Memorial Healthcare Refunding Bond	5.00	8-1-2021	275,000	293,898

San Gorgonio CA Memorial Healthcare Refunding Bond	5.00	8-1-2022	500,000	547,105

San Gorgonio CA Memorial Healthcare Refunding Bond	5.00	8-1-2023	1,000,000	1,122,420

San Mateo Foster City CA School District	5.00	8-15-2020	2,000,000	2,087,660

Santa Ana CA Unified School District CAB Election of 2008 Series A ¤	0.00	8-1-2020	1,815,000	1,785,724

Sierra Kings CA Health Care Refunding Bond	4.00	8-1-2019	225,000	225,506

Sierra Kings CA Health Care Refunding Bond	4.00	8-1-2021	345,000	363,789

Sierra Kings CA Health Care Refunding Bond	4.00	8-1-2022	425,000	458,337

Sierra Kings CA Health Care Refunding Bond	4.00	8-1-2023	405,000	444,933

Sierra Kings CA Health Care Refunding Bond	4.00	8-1-2024	420,000	470,555

Southern CA Mono Healthcare District	4.00	8-1-2019	845,000	846,707

SouthWestern Community College District Refunding Bond	5.00	8-1-2020	1,250,000	1,302,488

SouthWestern Community College District Refunding Bond	5.00	8-1-2021	2,710,000	2,926,990

Sweetwater CA Union High School District PFA Refunding Bond (Build America Mutual Assurance Company Insured)	5.00	8-1-2021	620,000	664,063

Twin Rivers CA Unified School District Series A (Build America Mutual Assurance Company Insured)	4.00	8-1-2019	385,000	385,878

Twin Rivers CA Unified School District Series A (Build America Mutual Assurance Company Insured)	5.00	8-1-2020	510,000	531,022

Vacaville CA Unified School District Series C (Build America Mutual Assurance Company Insured)	5.00	8-1-2022	675,000	754,083

Vallejo City CA Unified School District Refunding Bond Series A (National Insured)	5.90	2-1-2022	3,905,000	4,306,629

				148,512,638

Wells Fargo California Limited-Term Tax-Free Fund  |  13

Portfolio of investments—June 30, 2019

	Interest rate	Maturity date	Principal	Value
Health Revenue: 7.18%

Association of Bay Area Governments California Finance Authority for Nonprofit Corporations Sharp Healthcare Series A	5.00%	8-1-2019	$500,000	$501,560

California HFFA Catholic Healthcare West Series A	5.25	3-1-2023	4,000,000	4,240,480

California HFFA El Camino Hospital	5.00	2-1-2025	1,000,000	1,198,910

California HFFA Fellowship Homes Incorporated	5.00	9-1-2019	390,000	392,340

California HFFA Memorial Health Services Series A	5.00	10-1-2023	2,475,000	2,781,628

California HFFA Providence St. Joseph Series B1	1.25	10-1-2036	2,000,000	1,994,080

California HFFA Sutter Health Series A	5.00	11-15-2023	2,500,000	2,904,650

California Municipal Finance Authority Community Medical Centers Series A	5.00	2-1-2023	735,000	825,581

California Municipal Finance Authority Community Medical Centers Series A	5.00	2-1-2024	500,000	576,635

California Municipal Finance Authority Revenue Community Medical Centers Series A	5.00	2-1-2025	1,000,000	1,180,590

California Municipal Finance Authority Revenue Paradise Valley Estates Project Series B1	2.25	7-1-2025	2,200,000	2,213,442

California Municipal Finance Authority Revenue Paradise Valley Estates Project Series B2	2.00	7-1-2024	2,500,000	2,514,575

California Municipal Finance Authority Revenue Insured Channing House Project Series A	5.00	5-15-2022	475,000	526,528

California Municipal Finance Authority Revenue Insured Channing House Project Series A	5.00	5-15-2023	925,000	1,058,496

California Municipal Finance Authority Revenue Refunding Bond Community Medical Centers Series A	5.00	2-1-2022	1,000,000	1,091,120

California Municipal Finance Authority Revenue Refunding Bond Eisenhower Medical Center Series A	5.00	7-1-2027	750,000	907,290

California Municipal Finance Authority Revenue Refunding Bond Eisenhower Medical Center Series A	5.00	7-1-2029	400,000	479,340

California Statewide CDA Adventist Health Systems West Series A	5.00	3-1-2024	800,000	929,768

California Statewide CDA Health Facilities Catholic Series F (AGM Insured) (m)	2.00	7-1-2040	1,000,000	1,000,000

California Statewide CDA Henry Mayo Newhall Memorial Hospital Series A (AGM Insured)	5.00	10-1-2021	500,000	538,880

California Statewide CDA Henry Mayo Newhall Memorial Hospital Series A (AGM Insured)	5.00	10-1-2022	395,000	439,118

California Statewide CDA Henry Mayo Newhall Memorial Hospital Series A (AGM Insured)	5.00	10-1-2023	500,000	571,205

California Statewide CDA Huntington Memorial Hospital	5.00	7-1-2025	500,000	593,240

California Statewide CDA Huntington Memorial Hospital	5.00	7-1-2026	500,000	605,695

California Statewide CDA Insured Viamonte Senior Living 1 Project	3.00	7-1-2025	3,000,000	3,058,560

California Statewide CDA Revenue Loma Linda University Medical Center Series A 144A	5.00	12-1-2026	250,000	291,888

California Statewide CDA Revenue Loma Linda University Medical Center Series A 144A	5.00	12-1-2027	300,000	354,234

California Statewide CDA Revenue Loma Linda University Medical Center Series A 144A	5.00	12-1-2028	250,000	295,783

San Buenaventura CA Community Mental Health System	6.00	12-1-2019	2,000,000	2,033,260

San Buenaventura CA Community Mental Health System	6.50	12-1-2021	2,585,000	2,862,241

Washington Township CA Health Care District Revenue Refunding Bond Series A	5.00	7-1-2023	600,000	676,518

				39,637,635

Housing Revenue: 4.51%

California Department of Veterans Affairs Home Purchase Series A	3.50	12-1-2021	855,000	890,927

California HFA Home Mortgage Series A (GNMA/FNMA/FHLMC Insured)	3.75	8-1-2020	335,000	335,978

California Independent Cities Finance Authority Union City Tropics Mobile Home Park Revenue Refunding Bond	4.25	5-15-2024	745,000	818,755

14  |  Wells Fargo California Limited-Term Tax-Free Fund

Portfolio of investments—June 30, 2019

	Interest rate	Maturity date	Principal	Value
Housing Revenue (continued)

California Municipal Finance Authority Mobile Senior Caritas Affordable Housing Incorporated Projects Series A	5.00%	8-15-2019	$515,000	$517,075

California Municipal Finance Authority Multifamily 1 Church Street Series B	2.19	9-1-2021	10,000,000	10,080,700

California Municipal Finance Authority Peppertree Senior Apartments Series A (FHLMC Insured, FHLMC LIQ)	2.80	6-1-2023	2,500,000	2,626,500

California Municipal Finance Authority Student Housing Davis I LLC West Village Student Housing Project	5.00	5-15-2024	1,200,000	1,378,200

California Municipal Finance Authority Student Housing Davis I LLC West Village Student Housing Project	5.00	5-15-2025	3,435,000	4,026,129

California Municipal Finance Authority Village Grove Apartments Series A (FHLMC Insured, FHLMC LIQ)	3.10	12-1-2021	1,000,000	1,038,020

California PFA University Housing Revenue Claremont Properties LLC Project Series A 144A	5.00	7-1-2027	1,825,000	1,922,054

California Statewide CDA College Housing Revenue Bonds 144A	5.00	7-1-2024	500,000	543,055

California Statewide CDA Revenue Lancer Educational Student Housing Project 144A	3.00	6-1-2029	750,000	758,655

				24,936,048

Industrial Development Revenue: 1.02%

California PCFA AMT Calplant I Project 144A	7.00	7-1-2022	500,000	515,525

California PCFA AMT Calplant I Project 144A	7.50	7-1-2032	1,500,000	1,575,480

San Francisco CA City And County Airports Commission International Airport Revenue AMT Special Facilities Lease SFO Fuel Company Series 2019A	5.00	1-1-2025	3,000,000	3,524,460

				5,615,465

Miscellaneous Revenue: 13.88%

Alameda County CA Joint Powers Authority Multiple Capital Projects Series A	4.00	12-1-2019	1,000,000	1,012,140

Alameda County CA Joint Powers Authority Multiple Capital Projects Series A	5.00	12-1-2021	1,000,000	1,091,630

Albany CA Limited Obligation Improvement Bond Act of 1915 (Ambac Insured)	4.75	9-2-2019	455,000	457,671

Association of Bay Area Governments California Finance Authority for Nonprofit Corporations Jackson Laboratory	5.00	7-1-2019	730,000	730,000

Brentwood CA Infrastructure Financing Authority Subordinate Bond Series B	4.00	9-2-2021	1,135,000	1,199,809

California	5.00	9-1-2022	2,240,000	2,504,029

California Infrastructure & Economic Development Bank Refunding Bond California Academy of Sciences Project Series C (1 Month LIBOR +0.38%) ±	2.06	8-1-2047	4,000,000	3,999,960

California Public Works Board Capital Project Series G	5.00	11-1-2020	3,000,000	3,149,970

California Public Works Board Department of Corrections & Rehabilitation Series C	5.00	10-1-2022	1,500,000	1,679,190

California Public Works Board Judicial Council Projects Series B	5.00	10-1-2022	500,000	559,730

California Public Works Board Judicial Council Projects Series D	5.00	12-1-2019	1,000,000	1,015,840

California Public Works Board Various Capital Projects Series I	5.00	11-1-2020	1,250,000	1,312,488

California Statewide CDA Refunding Bond (AGM Insured)	5.00	11-15-2019	250,000	253,628

California Statewide CDA Refunding Bond (AGM Insured)	5.00	11-15-2020	210,000	221,246

California Statewide CDA Refunding Bond (AGM Insured)	5.00	11-15-2021	200,000	217,846

California Statewide CDA Refunding Bond (AGM Insured)	5.00	11-15-2022	200,000	224,890

California Statewide Community Monterey County Savers Bond (Build America Mutual Assurance Company Insured)	5.00	8-1-2027	2,185,000	2,702,211

Carlsbad CA Improvement Bond Act of 1915	3.00	9-2-2019	540,000	541,118

Chula Vista CA Certificate of Participation Refunding Bond Police Facility Project	5.00	10-1-2021	720,000	782,338

Compton CA PFA Lease 144A	4.00	9-1-2022	2,000,000	2,039,480

Compton CA PFA Refunding Bond 144A	4.00	9-1-2027	2,000,000	2,045,840

Desert Sands CA Unified School District Certificate of Participation (Build America Mutual Assurance Company Insured)	5.00	3-1-2024	1,500,000	1,759,620

Wells Fargo California Limited-Term Tax-Free Fund  |  15

Portfolio of investments—June 30, 2019

	Interest rate	Maturity date	Principal	Value

Miscellaneous Revenue (continued)

Fresno County CA Financing Authority Lease Series A (AGM Insured)	3.00%	8-1-2019	$970,000	$971,513

Golden Empire School CA Financing Authority Refunding Bond Kern High School District	5.00	5-1-2021	1,000,000	1,067,830

Inglewood CA Unified School District School Facilities Authority (AGM Insured)	5.25	10-15-2023	8,670,000	9,758,345

Irvine CA Limited Obligation Improvement Bonds Reassessment District #15-2	5.00	9-2-2023	800,000	901,816

Irvine CA Limited Obligation Improvement Bonds Reassessment District #15-2	5.00	9-2-2024	850,000	978,384

Lodi CA Public Financing Authority Electric Refunding Bond (AGM Insured)	5.00	9-1-2024	1,100,000	1,300,046

Los Angeles CA Public Works Series D	5.00	12-1-2027	1,605,000	1,964,745

Los Angeles CA Unified School District Certificate of Participation Headquarters Building Projects Series B	5.00	10-1-2025	1,875,000	2,081,250

Los Angeles County CA Public Works Multiple Capital Projects II	5.00	8-1-2020	500,000	521,160

Norwalk CA Community Facilities Financing Series A (AGM Insured)	4.00	6-1-2020	350,000	359,363

Norwalk CA Community Facilities Financing Series B (AGM Insured)	4.00	6-1-2020	650,000	667,388

Palo Alto CA Improvement Bond Act of 1915 University Area Off-Street Parking Assessment District	4.00	9-2-2021	450,000	476,091

Palomar Health California Certificate of Participation Health & Arch Health Partners Incorporated	5.00	11-1-2019	400,000	403,960

Palomar Health California Certificate of Participation Health & Arch Health Partners Incorporated	5.00	11-1-2020	250,000	259,853

Palomar Health California Certificate of Participation Health & Arch Health Partners Incorporated	5.00	11-1-2021	275,000	293,755

Palomar Health California Certificate of Participation Health & Arch Health Partners Incorporated	5.00	11-1-2022	375,000	411,225

Palomar Health California Certificate of Participation Health & Arch Health Partners Incorporated	5.00	11-1-2023	300,000	336,669

Palomar Health California Certificate of Participation Health & Arch Health Partners Incorporated	5.00	11-1-2024	300,000	344,121

Palomar Health California Certificate of Participation Health & Arch Health Partners Incorporated	5.00	11-1-2025	330,000	385,638

Riverside County CA Public Financing County Facilities Projects	4.00	5-1-2020	795,000	813,865

Sacramento CA City Financing Refunding Bond Master Lease Program Facilities (Build America Mutual Assurance Company Insured)	5.00	12-1-2022	800,000	902,240

Sacramento CA City Schools Joint Powers Financing Authority Series A (Build America Mutual Assurance Company Insured)	5.00	3-1-2020	1,185,000	1,215,869

Sacramento CA City Schools Joint Powers Financing Authority Series A (Build America Mutual Assurance Company Insured)	5.00	3-1-2021	830,000	879,949

Sacramento CA City Schools Joint Powers Financing Authority Series A (Build America Mutual Assurance Company Insured)	5.00	3-1-2022	775,000	849,540

Sacramento CA City Schools Joint Powers Financing Authority Series A (Build America Mutual Assurance Company Insured)	5.00	3-1-2023	815,000	920,437

San Bernardino County CA Certificate of Participation Arrowhead Project Series A	5.50	8-1-2020	1,000,000	1,003,560

Santa Clara County CA Financing Authority Capital Projects Series A	4.00	2-1-2024	6,000,000	6,420,480

Santa Cruz County CA Capital Financing Public Facilities Project (AGM Insured)	4.00	8-1-2020	150,000	154,577

Santa Cruz County CA Capital Financing Public Facilities Project (AGM Insured)	5.00	8-1-2021	125,000	134,551

Santa Cruz County CA Capital Financing Public Facilities Project (AGM Insured)	5.00	8-1-2022	165,000	183,534

Soledad CA Unified School District BAN ¤	0.00	8-1-2021	3,000,000	2,896,980

Sutter Butte CA Flood Agency Assessment (Build America Mutual Assurance Company Insured)	5.00	10-1-2023	1,280,000	1,466,253

Sutter Butte CA Flood Agency Assessment (Build America Mutual Assurance Company Insured)	5.00	10-1-2024	715,000	839,746

Sutter Butte CA Flood Agency Assessment (Build America Mutual Assurance Company Insured)	5.00	10-1-2025	1,575,000	1,889,575

16  |  Wells Fargo California Limited-Term Tax-Free Fund

Portfolio of investments—June 30, 2019

	Interest rate	Maturity date	Principal	Value

Miscellaneous Revenue (continued)

Sweetwater CA Union High School District PFA Refunding Bond (Build America Mutual Assurance Company Insured)	5.00%	9-1-2019	$1,000,000	$1,006,430

Ventura County CA PFA Series B	5.00	11-1-2019	375,000	379,868

Ventura County CA PFA Series B	5.00	11-1-2020	250,000	263,010

Visalia CA Certificate of Participation (AGM Insured)	4.00	12-1-2020	250,000	260,143

Visalia CA Certificate of Participation (AGM Insured)	4.00	12-1-2021	250,000	267,033

Visalia CA Certificate of Participation (AGM Insured)	5.00	12-1-2022	335,000	377,934

West Sacramento CA Flood Control Agency	2.75	9-1-2019	285,000	285,789

West Sacramento CA Flood Control Agency	5.00	9-1-2020	290,000	303,212

				76,698,401

Tax Revenue: 20.68%

California School Infrastructure Financing Agency Refunding Bond (AGM Insured)	5.00	9-1-2021	1,300,000	1,402,349

California Statewide Community Facilities District #2015-01	5.00	9-1-2027	500,000	564,430

Carson CA RDA Project Area #1 Series A (AGM Insured)	5.00	10-1-2020	775,000	811,727

Carson CA RDA Project Area #1 Series A (AGM Insured)	5.00	10-1-2021	855,000	927,436

Carson CA RDA Project Area #1 Series A (AGM Insured)	5.00	10-1-2022	600,000	672,288

Cathedral City CA RDA Refunding Bond Merged Redevelopment Project Series A	5.00	8-1-2020	2,295,000	2,384,276

Cathedral City CA RDA Refunding Bond Merged Redevelopment Project Series A	5.00	8-1-2021	2,425,000	2,611,337

Cathedral City CA RDA Refunding Bond Merged Redevelopment Project Series A	5.00	8-1-2022	2,550,000	2,831,546

Cathedral City CA RDA Refunding Bond Merged Redevelopment Project Series A	5.00	8-1-2023	1,735,000	1,984,875

Cathedral City CA RDA Refunding Bond Merged Redevelopment Project Series A (AGM Insured)	5.00	8-1-2024	1,770,000	2,074,918

Chino CA PFA Local Agency Series A (AGM Insured)	5.00	9-1-2022	1,830,000	2,043,268

Chino CA PFA Local Agency Series A (AGM Insured)	5.00	9-1-2024	660,000	781,836

Commerce CA RDA CAB Project #1 ¤	0.00	8-1-2021	935,000	848,391

Commerce CA Successor Agency to the Community Development Commission Refunding Bond Series A (AGM Insured)	5.00	8-1-2023	600,000	685,896

Culver City CA RDA CAB Tax Allocation Series A ¤	0.00	11-1-2019	2,575,000	2,562,795

Dinuba CA RDA Successor Agency to Merged City Project #2 (Build America Mutual Assurance Company Insured)	4.00	9-1-2019	210,000	210,960

Dinuba CA RDA Successor Agency to Merged City Project #2 (Build America Mutual Assurance Company Insured)	5.00	9-1-2021	250,000	269,795

Dinuba CA RDA Successor Agency to Merged City Project #2 (Build America Mutual Assurance Company Insured)	5.00	9-1-2022	250,000	278,723

Fairfield CA RDA Successor Agency Tax Allocation Refunding Bond	5.00	8-1-2020	1,000,000	1,042,320

Fairfield CA RDA Successor Agency Tax Allocation Refunding Bond	5.00	8-1-2021	3,170,000	3,421,096

Fairfield CA RDA Successor Agency Tax Allocation Refunding Bond	5.00	8-1-2022	2,395,000	2,670,209

Fairfield CA RDA Successor Agency Tax Allocation Refunding Bond	5.00	8-1-2023	1,025,000	1,177,899

Fremont CA Community Facilities District	5.00	9-1-2024	1,000,000	1,140,300

Fullerton CA Community Facilities District	4.00	9-1-2019	665,000	668,086

Garden Grove CA Agency Community Refunding Bond Garden Grove Community Project (Build America Mutual Assurance Company Insured)	4.00	10-1-2021	770,000	816,439

Garden Grove CA Agency Community Refunding Bond Garden Grove Community Project (Build America Mutual Assurance Company Insured)	5.00	10-1-2022	3,015,000	3,374,177

Imperial Beach CA RDA Palm Avenue Commercial Redevelopment Project (Build America Mutual Assurance Company Insured)	4.00	6-1-2020	775,000	794,011

Inglewood CA Redevelopment Refunding Bond Subordinate Lien Merged Redevelopment Project (Build America Mutual Assurance Company Insured)	5.00	5-1-2025	1,000,000	1,193,680

Irwindale CA CDA City Industrial Development Project (AGM Insured)	5.00	7-15-2020	320,000	332,989

Irwindale CA CDA City Industrial Development Project (AGM Insured)	5.00	7-15-2021	340,000	366,296

Irwindale CA CDA City Industrial Development Project (AGM Insured)	5.00	7-15-2022	365,000	406,825

Irwindale CA CDA City Industrial Development Project (AGM Insured)	5.00	7-15-2023	375,000	430,365

Wells Fargo California Limited-Term Tax-Free Fund  |  17

Portfolio of investments—June 30, 2019

	Interest rate	Maturity date	Principal	Value

Tax Revenue (continued)

Jurupa CA PFA Series A	5.00%	9-1-2020	$750,000	$783,098

La Quinta CA RDA Project Areas #1 & 2 Series A	5.00	9-1-2019	1,150,000	1,157,245

La Quinta CA RDA Project Areas #1 & 2 Series A	5.00	9-1-2020	1,045,000	1,091,617

La Quinta CA RDA Project Areas #1 & 2 Series A	5.00	9-1-2021	565,000	612,014

La Quinta CA RDA Project Areas #1 & 2 Series A	5.00	9-1-2022	615,000	689,120

Lancaster CA RDA Refunding Bond Combined Redevelopment Project Areas (AGM Insured)	5.00	8-1-2024	870,000	1,023,607

Lancaster CA RDA Refunding Bond Combined Redevelopment Project Areas (AGM Insured)	5.00	8-1-2029	400,000	486,780

Lincoln CA Special Tax Refunding Bond Community Facilities District #2003-1 Lincoln Crossing Project	4.00	9-1-2024	600,000	676,080

Lincoln CA Special Tax Refunding Bond Community Facilities District #2003-1 Lincoln Crossing Project	5.00	9-1-2025	550,000	663,597

Los Angeles County CA Community Facilities District #5 Rowland Heights Area (AGM Insured)	5.00	9-1-2019	165,000	165,942

Los Angeles County CA Redevelopment Refunding Bond Authority Series D	5.00	9-1-2019	2,545,000	2,560,448

Menifee CA Union School District Public Series A	4.00	9-1-2022	540,000	579,085

Modesto CA Community Facilities District #2004-1 Village One #2	4.50	9-1-2019	580,000	582,738

Monrovia CA RDA Subordinate Bond Central Project #1	4.00	8-1-2019	815,000	816,826

Oakdale CA Successor Agency to Oakdale Community RDA Series A (AGM Insured)	5.00	6-1-2027	350,000	428,719

Orange County CA Community Facilities #2015-1 Esencia Village Series A	5.00	8-15-2023	375,000	418,796

Orange County CA Community Facilities #2015-1 Esencia Village Series A	5.00	8-15-2025	335,000	389,880

Orange County CA Development Agency Santa Ana Heights Project	5.00	9-1-2019	1,085,000	1,091,705

Orange County CA Development Agency Santa Ana Heights Project	5.00	3-1-2020	1,110,000	1,137,794

Orange County CA Development Agency Santa Ana Heights Project	5.00	9-1-2020	1,140,000	1,189,898

Pittsburg CA Successor Agency of Los Medanos Community Development (AGM Insured)	5.00	8-1-2021	1,885,000	2,031,879

Pittsburg CA Successor Agency of Los Medanos Community Development (AGM Insured)	5.00	8-1-2022	1,305,000	1,454,527

Pittsburg CA Successor Agency of Los Medanos Community Development (AGM Insured)	5.00	8-1-2023	780,000	895,682

Placentia CA RDA Project (Build America Mutual Assurance Company Insured)	4.00	8-1-2019	580,000	581,369

Placentia CA RDA Project (Build America Mutual Assurance Company Insured)	5.00	8-1-2020	600,000	625,392

Poway CA Unified School District PFA	4.00	9-15-2020	335,000	346,775

Poway CA Unified School District PFA (Build America Mutual Assurance Company Insured)	4.00	10-1-2020	300,000	310,935

Poway CA Unified School District PFA (Build America Mutual Assurance Company Insured)	4.00	10-1-2021	185,000	196,796

Poway CA Unified School District PFA Series B (Build America Mutual Assurance Company Insured)	5.00	9-1-2024	1,115,000	1,326,973

Poway CA Unified School District PFA Series B (Build America Mutual Assurance Company Insured)	5.00	9-1-2025	775,000	947,337

Rialto CA RDA Successor Agency to Merged Project Area	5.00	9-1-2022	475,000	530,832

Riverside CA PFA Local Measure Certificate of Participation Riverside Pavement Rehabilitation Project (AGM Insured)	5.00	6-1-2023	845,000	969,680

Riverside County CA PFA Indian Wells Project Series A (AGM Insured)	5.00	9-1-2020	1,610,000	1,680,277

Romoland CA School District Community Facilities District #2004-1	4.00	9-1-2019	850,000	853,290

Roseville CA Finance Authority Special Refunding Bond Series A	5.00	9-1-2023	400,000	462,048

Roseville CA Finance Authority Special Refunding Bond Series A	5.00	9-1-2029	300,000	378,591

Roseville CA Special Tax Refunding Bond Community Facilities District	4.00	9-1-2019	875,000	878,430

Roseville CA Special Tax Refunding Bond Community Facilities District	5.00	9-1-2020	1,050,000	1,090,026

Roseville CA Special Tax Refunding Bond Community Facilities District	5.00	9-1-2021	500,000	534,600

Roseville CA Special Tax Refunding Bond Fiddyment Ranch Community	5.00	9-1-2024	1,905,000	2,177,396

18  |  Wells Fargo California Limited-Term Tax-Free Fund

Portfolio of investments—June 30, 2019

	Interest rate	Maturity date	Principal	Value

Tax Revenue (continued)

Roseville CA Special Tax Refunding Bond Fiddyment Ranch Community	5.00%	9-1-2029	$1,595,000	$1,906,727

San Francisco CA City & County RDA Successor Agency to Community Facilities District #6 Mission Bay South Series A	5.00	8-1-2019	555,000	556,510

San Francisco CA City & County RDA Successor Agency to Community Facilities District #6 Mission Bay South Series A	5.00	8-1-2025	1,600,000	1,747,200

San Francisco CA City & County RDA Successor Agency to Mission Bay South Redevelopment Project Series A	5.00	8-1-2020	500,000	520,330

San Francisco CA City & County RDA Successor Agency to Mission Bay South Redevelopment Project Series A	5.00	8-1-2022	375,000	416,524

San Francisco CA City & County RDA Successor Agency to Mission Bay South Redevelopment Project Subordinate Bond Series D 144A	3.00	8-1-2021	2,555,000	2,602,089

San Jose CA Convention Center Expansion & Renovation Project	5.25	5-1-2023	1,465,000	1,569,191

San Jose CA RDA Tax Refunding Bond Merged Area Redevelopment Project Series A-1	5.00	8-1-2022	800,000	833,152

San Marcos CA Unified School District Community Facilities District #5 (Build America Mutual Assurance Company Insured)	5.00	9-1-2020	220,000	230,023

San Marcos CA Unified School District Community Facilities District #5 (Build America Mutual Assurance Company Insured)	5.00	9-1-2021	270,000	292,224

San Marcos CA Unified School District Community Facilities District #5 (Build America Mutual Assurance Company Insured)	5.00	9-1-2022	250,000	279,300

San Pablo CA RDA Series B (AGM Insured)	5.00	6-15-2021	1,775,000	1,901,220

San Pablo CA RDA Series B (AGM Insured)	5.00	6-15-2022	1,865,000	2,064,443

San Pablo CA RDA Series B (AGM Insured)	5.00	6-15-2023	1,945,000	2,214,441

Santa Ana CA Community RDA Merged Project Area Series A	5.25	9-1-2019	1,000,000	1,006,590

Santa Cruz County CA Redevelopment Successor Agency Tax Allocation Refunding Bond (Build America Mutual Assurance Company Insured)	5.00	9-1-2019	625,000	628,925

Santa Cruz County CA Redevelopment Successor Agency Tax Allocation Refunding Bond (Build America Mutual Assurance Company Insured)	5.00	9-1-2020	1,000,000	1,044,490

Solana Beach CA School District Special Tax PFA	4.00	9-1-2019	735,000	738,410

Stockton CA RDA Refunding Bond Series A (AGM Insured)	5.00	9-1-2025	1,675,000	2,019,849

Successor Agency to the Morgan Hill CA RDA Series A	5.00	9-1-2021	1,055,000	1,142,787

Successor Agency to the Richmond CA Community RDA Series A (Build America Mutual Assurance Company Insured)	4.50	9-1-2025	160,000	181,960

Successor Agency to the Richmond CA Community RDA Series A (Build America Mutual Assurance Company Insured)	5.00	9-1-2021	310,000	334,270

Successor Agency to the Richmond CA Community RDA Series A (Build America Mutual Assurance Company Insured)	5.00	9-1-2022	300,000	334,071

Successor Agency to the Richmond CA Community RDA Series A (Build America Mutual Assurance Company Insured)	5.00	9-1-2023	265,000	303,430

Successor Agency to the Richmond CA Community RDA Series A (Build America Mutual Assurance Company Insured)	5.00	9-1-2025	150,000	173,796

Successor Agency to the Riverside County CA RDA Desert Communities Project Area Series D	5.00	10-1-2022	445,000	496,504

Successor Agency to the Riverside County CA RDA Desert Communities Project Area Series D	5.00	10-1-2023	470,000	540,068

Successor Agency to the Riverside County CA RDA Project Area #1 Series A	5.00	10-1-2022	240,000	267,778

Successor Agency to the Riverside County CA RDA Project Area #1 Series A	5.00	10-1-2023	460,000	528,577

Sulphur Springs CA Union School District Prerefunded Bond Community Facilities District #2002-1 Series A	3.00	9-1-2019	295,000	295,814

Sulphur Springs CA Union School District Unrefunded Bond Community Facilities District #2002-1 Series A	3.00	9-1-2019	300,000	300,951

Tracy CA Community Facilities District #2016-1	4.00	9-1-2021	140,000	145,475

Tracy CA Community Facilities District #2016-1	4.00	9-1-2022	180,000	189,410

Tracy CA Community Facilities District #2016-1	4.00	9-1-2024	135,000	145,415

Tracy CA Community Facilities District #2016-1	4.00	9-1-2025	155,000	168,612

Tracy CA Community Facilities District #2016-1	5.00	9-1-2028	425,000	500,293

Wells Fargo California Limited-Term Tax-Free Fund  |  19

Portfolio of investments—June 30, 2019

	Interest rate	Maturity date	Principal	Value

Tax Revenue (continued)

Tustin CA Community Facilities District #6-1 Legacy Columbus Villages Series A	5.00%	9-1-2025	$1,000,000	$1,203,920

Upland CA Successor Agency to Merged Project Tax Allocation Bond (AGM Insured)	5.00	9-1-2023	1,000,000	1,148,080

Vacaville CA RDA Tax Allocation Refunding Bond Subordinate Redevelopment Projects	5.00	9-1-2020	600,000	626,622

Vacaville CA RDA Tax Allocation Refunding Bond Subordinate Redevelopment Projects	5.00	9-1-2021	600,000	647,376

Vacaville CA RDA Tax Allocation Refunding Bond Subordinate Redevelopment Projects	5.00	9-1-2022	1,050,000	1,170,981

Val Verde CA Unified School District (Build America Mutual Assurance Company Insured)	4.00	10-1-2020	350,000	362,313

Val Verde CA Unified School District (Build America Mutual Assurance Company Insured)	4.00	10-1-2021	375,000	396,758

Val Verde CA Unified School District (Build America Mutual Assurance Company Insured)	5.00	10-1-2022	665,000	740,617

Western Riverside County CA Regional Wastewater Authority Series A-1	4.00	9-1-2019	1,830,000	1,837,961

Yuba City CA RDA Refunding Bond (AGM Insured)	5.00	9-1-2025	750,000	907,358

				114,262,197

Tobacco Revenue: 0.64%

Golden State Tobacco Securitization Corporation Tobacco Settlement Refunding Bond Series A1	5.00	6-1-2026	3,000,000	3,529,650

Transportation Revenue: 0.54%

Alameda County CA Corridor Transportation Authority Prerefunded Bond CAB Subordinate Lien Series A (Ambac Insured) ¤	0.00	10-1-2019	2,780,000	2,771,577

Alameda County CA Corridor Transportation Authority Unrefunded Bond CAB Subordinate Lien Series A (Ambac Insured) ¤	0.00	10-1-2019	220,000	218,896

				2,990,473

Utilities Revenue: 2.20%

Modesto CA Irrigation District Electric Refunding Bond Series A	5.00	7-1-2020	500,000	519,540

Southern California Public Power Authority Refunding Bond Canyon Power Project Series A	2.25	7-1-2040	6,000,000	6,057,420

Southern California Public Power Authority Refunding Bond Canyon Power Project Series A	5.00	7-1-2027	1,000,000	1,069,930

Southern California Public Power Authority Refunding Bond Canyon Power Project Series B (SIFMA Municipal Swap +0.25%) ±	2.15	7-1-2040	4,000,000	3,993,080

Walnut CA Energy Center Authority Refunding Bond Series A	5.00	1-1-2021	500,000	529,265

				12,169,235

Water & Sewer Revenue: 3.74%

Eastern California Municipal Water District Refunding Bond Series C (SIFMA Municipal Swap +0.25%) ±	2.15	7-1-2046	3,000,000	2,997,090

Florin CA Resource Conservation District Series A (National Insured)	5.00	9-1-2019	1,000,000	1,006,180

Florin CA Resource Conservation District Series A (National Insured)	5.00	9-1-2020	1,000,000	1,043,770

Florin CA Resource Conservation District Series A (National Insured)	5.00	9-1-2021	1,250,000	1,347,025

Florin CA Resource Conservation District Series A (National Insured)	5.00	9-1-2022	1,250,000	1,390,725

Goleta CA Water District Certificate of Participation Series A (AGM Insured)	5.00	12-1-2019	125,000	126,975

Goleta CA Water District Certificate of Participation Series A (AGM Insured)	5.00	12-1-2020	140,000	147,414

Oxnard CA Financing Authority Refunding Bond (AGM Insured)	5.00	6-1-2021	735,000	788,405

San Francisco City & County CA Public Utilities Commisison Series C Green Bond	2.13	10-1-2048	10,000,000	10,223,200

San Luis & Delta-Mendota CA Water Authority Delta Habitat Conservation & Conveyance Program Development Project Series A (Build America Mutual Assurance Company Insured)	5.00	3-1-2020	100,000	102,605

20  |  Wells Fargo California Limited-Term Tax-Free Fund

Portfolio of investments—June 30, 2019

	Interest rate	Maturity date	Principal	Value

Water & Sewer Revenue (continued)

Vallejo CA Refunding Bond (National Insured)	5.00%	5-1-2021	$1,500,000	$1,503,735

				20,677,124

				511,597,089

Guam: 1.33%

Airport Revenue: 0.26%

Guam Port Authority AMT Series B	5.00	7-1-2023	540,000	594,999

Guam Port Authority AMT Series B	5.00	7-1-2024	750,000	842,663

				1,437,662

Miscellaneous Revenue: 0.77%

Guam Education Financing Foundation Certificates of Participation Refunding Bond Series A	5.00	10-1-2023	3,840,000	4,236,787

Utilities Revenue: 0.30%

Guam Power Authority Series A (AGM Insured)	5.00	10-1-2019	1,640,000	1,653,645

				7,328,094

Illinois: 2.51%

Miscellaneous Revenue: 2.06%

Illinois Series D	5.00	11-1-2025	10,000,000	11,368,600

Tax Revenue: 0.45%

Metropolitan Pier & Exposition Authority McCormick Place Expansion Project Series B	5.00	12-15-2025	650,000	733,252

Sales Tax Securitization Corporation Series 2017A	5.00	1-1-2026	1,500,000	1,744,920

				2,478,172

				13,846,772

New York: 1.06%

Industrial Development Revenue: 1.06%

New York Transportation Development Corporation Special Facilities Revenue Delta Air Lines Incorporated LaGuardia Airport Terminals C&D Redevelopment	5.00	1-1-2026	5,000,000	5,878,250

Texas: 1.14%

Resource Recovery Revenue: 1.14%

Port Arthur TX Navigation District Jefferson County Environmental Facilities Motiva Enterprises LLC Project Series A ø	2.07	4-1-2040	6,300,000	6,300,000

Total Municipal Obligations (Cost $528,228,738)				544,950,205

	Yield		Shares
Short-Term Investments: 0.07%

Investment Companies: 0.07%

Wells Fargo Municipal Cash Management Money Market Fund Institutional Class (l)(u)	1.82		398,366	398,605

Total Short-Term Investments (Cost $398,605)				398,605

Total investments in securities (Cost $528,627,343)	98.71%	545,348,810

Other assets and liabilities, net	1.29	7,101,760

Total net assets	100.00%	$552,450,570

Wells Fargo California Limited-Term Tax-Free Fund  |  21

Portfolio of investments—June 30, 2019

144A	The security may be resold in transactions exempt from registration, normally to qualified institutional buyers, pursuant to Rule 144A under the Securities Act of 1933.

±	Variable rate investment. The rate shown is the rate in effect at period end.

¤	The security is issued in zero coupon form with no periodic interest payments.

(m)	The security is an auction-rate security which has an interest rate that resets at predetermined short-term intervals through a Dutch auction. The rate shown is the rate in effect at period end.

ø

Variable rate demand notes are subject to a demand feature which reduces the effective maturity. The maturity date shown represents the final maturity date of the security. The interest rate is determined and reset by the issuer daily, weekly, or monthly depending upon the terms of the security. The rate shown is the rate in effect at period end.

(l)	The issuer of the security is an affiliated person of the Fund as defined in the Investment Company Act of 1940.

(u)	The rate represents the 7-day annualized yield at period end.

Abbreviations:

AGM	Assured Guaranty Municipal

Ambac	Ambac Financial Group Incorporated

AMT	Alternative minimum tax

BAN	Bond anticipation notes

CAB	Capital appreciation bond

CDA	Community Development Authority

FHLMC	Federal Home Loan Mortgage Corporation

FNMA	Federal National Mortgage Association

GNMA	Government National Mortgage Association

GO	General obligation

HFA	Housing Finance Authority

HFFA	Health Facilities Financing Authority

LIBOR	London Interbank Offered Rate

LIQ	Liquidity agreement

National	National Public Finance Guarantee Corporation

PCFA	Pollution Control Financing Authority

PFA	Public Finance Authority

RDA	Redevelopment Authority

SIFMA	Securities Industry and Financial Markets Association

Investments in Affiliates

An affiliated investment is an investment in which the Fund owns at least 5% of the outstanding voting shares of the issuer or as a result of other relationships, such as the Fund and the issuer having the same investment manager. Transactions with issuers that were either affiliated persons of the Fund at the beginning of the period or the end of the period were as follows:

	Shares, beginning of period	Shares purchased	Shares sold	Shares, end of period	Net realized gains (losses)	Net change in unrealized gains (losses)	Income from affiliated securities	Value, end of period	% of net assets
Short-Term Investments
Investment Companies
Wells Fargo Municipal Cash Management Money Market Fund Institutional Class	1,529,712	176,750,908	177,882,254	398,366	$455	$0	$32,181	$398,605	0.07%

22  |  Wells Fargo California Limited-Term Tax-Free Fund

Statement of assets and liabilities—June 30, 2019

Assets
Investments in unaffiliated securities, at value (cost $528,228,738)	$544,950,205
Investments in affiliated securities, at value (cost $398,605)	398,605
Receivable for investments sold	1,970,000
Receivable for Fund shares sold	1,019,709
Receivable for interest	6,425,107
Prepaid expenses and other assets	1,128

Total assets	554,764,754

Liabilities
Payable for Fund shares redeemed	1,742,720
Dividends payable	286,583
Management fee payable	156,238
Administration fees payable	46,584
Distribution fee payable	12,480
Trustees’ fees and expenses payable	1,370
Accrued expenses and other liabilities	68,209

Total liabilities	2,314,184

Total net assets	$552,450,570

Net assets consist of
Paid-in capital	$543,015,580
Total distributable earnings	9,434,990

Total net assets	$552,450,570

Computation of net asset value and offering price per share
Net assets – Class A	$101,765,068
Shares outstanding – Class A1	9,457,907
Net asset value per share – Class A	$10.76
Maximum offering price per share – Class A2	$10.98
Net assets – Class C	$19,929,287
Shares outstanding – Class C1	1,852,461
Net asset value per share – Class C	$10.76
Net assets – Administrator Class	$108,483,707
Shares outstanding – Administrator Class[1]	10,238,272
Net asset value per share – Administrator Class	$10.60
Net assets – Institutional Class	$322,272,508
Shares outstanding – Institutional Class[1]	30,432,483
Net asset value per share – Institutional Class	$10.59

[1]	The Fund has an unlimited number of authorized shares.

[2]	Maximum offering price is computed as 100/98 of net asset value. On investments of $50,000 or more, the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

Wells Fargo California Limited-Term Tax-Free Fund  |  23

Statement of operations—year ended June 30, 2019

Investment income
Interest	$15,186,588
Income from affiliated securities	32,181

Total investment income	15,218,769

Expenses
Management fee	2,262,791
Administration fees
Class A	182,592
Class C	37,353
Administrator Class	112,380
Institutional Class	256,258
Shareholder servicing fees
Class A	285,300
Class C	58,364
Administrator Class	280,732
Distribution fee
Class C	175,093
Custody and accounting fees	17,529
Professional fees	51,618
Registration fees	89,580
Shareholder report expenses	24,301
Trustees’ fees and expenses	21,923
Other fees and expenses	22,153

Total expenses	3,877,967
Less: Fee waivers and/or expense reimbursements	(327,253)

Net expenses	3,550,714

Net investment income	11,668,055

Realized and unrealized gains (losses) on investments
Net realized gains (losses) on:
Unaffiliated securities	(716,940)
Affiliated securities	455
Futures contracts	343,070

Net realized losses on investments	(373,415)
Net change in unrealized gains (losses) on investments	7,937,606

Net realized and unrealized gains (losses) on investments	7,564,191

Net increase in net assets resulting from operations	$19,232,246

The accompanying notes are an integral part of these financial statements.

24  |  Wells Fargo California Limited-Term Tax-Free Fund

Statement of changes in net assets

	Year ended June 30, 2019		Year ended June 30, 2018[1]

Operations
Net investment income		$11,668,055		$12,429,693
Net realized losses on investments		(373,415)		(3,427,387)
Net change in unrealized gains (losses) on investments		7,937,606		(8,011,347)

Net increase in net assets resulting from operations		19,232,246		990,959

Distributions to shareholders from net investment income and net realized gains
Class A		(2,134,113)		(2,407,589)
Class C		(259,977)		(297,433)
Administrator Class		(2,322,335)		(2,899,311)
Institutional Class		(6,949,628)		(6,825,360)

Total distributions to shareholders		(11,666,053)		(12,429,693)

Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	1,420,606	15,083,751	2,077,616	22,303,849
Class C	57,265	608,051	177,303	1,905,490
Administrator Class	3,778,231	39,543,664	1,932,144	20,369,275
Institutional Class	18,976,610	198,518,558	16,566,094	174,446,045

		253,754,024		219,024,659

Reinvestment of distributions
Class A	174,915	1,858,738	197,697	2,114,653
Class C	22,692	240,998	25,519	272,822
Administrator Class	221,324	2,316,258	273,523	2,881,478
Institutional Class	318,708	3,334,607	298,293	3,139,346

		7,750,601		8,408,299

Payment for shares redeemed
Class A	(3,417,410)	(36,369,774)	(4,796,149)	(51,144,759)
Class C	(760,735)	(8,078,258)	(831,210)	(8,905,544)
Administrator Class	(6,547,996)	(68,431,582)	(4,731,716)	(49,743,594)
Institutional Class	(20,085,267)	(209,818,936)	(20,555,577)	(216,738,610)

		(322,698,550)		(326,532,507)

Net decrease in net assets resulting from capital share transactions		(61,193,925)		(99,099,549)

Total decrease in net assets		(53,627,732)		(110,538,283)

Net assets
Beginning of period		606,078,302		716,616,585

End of period		$552,450,570		$606,078,302

[1]

Effective for all filings after November 4, 2018, the SEC prospectively eliminated the requirement to parenthetically disclose undistributed net investment income at the end of the period and permitted the aggregation of distributions, with the exception of tax basis returns of capital. Undistributed net investment income at June 30, 2018 was $475,690. The disaggregated distributions information for the year ended June 30, 2018 is included in Note 8, Distributions to Shareholders, in the notes to the financial statements.

The accompanying notes are an integral part of these financial statements.

Wells Fargo California Limited-Term Tax-Free Fund  |  25

Financial highlights

(For a share outstanding throughout each period)

	Year ended June 30
CLASS A	2019	2018	2017	2016	2015
Net asset value, beginning of period	$10.61	$10.79	$11.04	$10.83	$10.86
Net investment income	0.20	0.19	0.18	0.17	0.16
Net realized and unrealized gains (losses) on investments	0.15	(0.18)	(0.25)	0.21	(0.03)

Total from investment operations	0.35	0.01	(0.07)	0.38	0.13
Distributions to shareholders from
Net investment income	(0.20)	(0.19)	(0.18)	(0.17)	(0.16)
Net asset value, end of period	$10.76	$10.61	$10.79	$11.04	$10.83
Total return[1]	3.33%	0.05%	(0.64)%	3.54%	1.22%
Ratios to average net assets (annualized)
Gross expenses	0.85%	0.84%	0.83%	0.83%	0.82%
Net expenses	0.80%	0.80%	0.80%	0.80%	0.80%
Net investment income	1.87%	1.73%	1.65%	1.56%	1.49%
Supplemental data
Portfolio turnover rate	11%	45%	21%	21%	31%
Net assets, end of period (000s omitted)	$101,765	$119,657	$148,933	$196,629	$198,402

[1]	Total return calculations do not include any sales charges.

The accompanying notes are an integral part of these financial statements.

26  |  Wells Fargo California Limited-Term Tax-Free Fund

Financial highlights

(For a share outstanding throughout each period)

	Year ended June 30
CLASS C	2019	2018	2017	2016	2015
Net asset value, beginning of period	$10.61	$10.79	$11.04	$10.83	$10.86
Net investment income	0.12	0.11	0.10	0.09	0.08
Net realized and unrealized gains (losses) on investments	0.15	(0.18)	(0.25)	0.21	(0.03)

Total from investment operations	0.27	(0.07)	(0.15)	0.30	0.05
Distributions to shareholders from
Net investment income	(0.12)	(0.11)	(0.10)	(0.09)	(0.08)
Net asset value, end of period	$10.76	$10.61	$10.79	$11.04	$10.83
Total return[1]	2.56%	(0.70)%	(1.38)%	2.76%	0.47%
Ratios to average net assets (annualized)
Gross expenses	1.60%	1.59%	1.58%	1.58%	1.57%
Net expenses	1.55%	1.55%	1.55%	1.55%	1.55%
Net investment income	1.12%	0.98%	0.90%	0.81%	0.74%
Supplemental data
Portfolio turnover rate	11%	45%	21%	21%	31%
Net assets, end of period (000s omitted)	$19,929	$26,868	$34,113	$40,098	$33,996

[1]	Total return calculations do not include any sales charges.

The accompanying notes are an integral part of these financial statements.

Wells Fargo California Limited-Term Tax-Free Fund  |  27

Financial highlights

(For a share outstanding throughout each period)

	Year ended June 30
ADMINISTRATOR CLASS	2019	2018	2017	2016	2015
Net asset value, beginning of period	$10.45	$10.63	$10.87	$10.66	$10.70
Net investment income	0.22	0.20 [1]	0.20	0.19	0.18
Net realized and unrealized gains (losses) on investments	0.15	(0.18)	(0.24)	0.21	(0.04)

Total from investment operations	0.37	0.02	(0.04)	0.40	0.14
Distributions to shareholders from
Net investment income	(0.22)	(0.20)	(0.20)	(0.19)	(0.18)
Net asset value, end of period	$10.60	$10.45	$10.63	$10.87	$10.66
Total return	3.56%	0.23%	(0.38)%	3.78%	1.33%
Ratios to average net assets (annualized)
Gross expenses	0.79%	0.78%	0.77%	0.77%	0.76%
Net expenses	0.60%	0.60%	0.60%	0.60%	0.60%
Net investment income	2.07%	1.93%	1.84%	1.75%	1.69%
Supplemental data
Portfolio turnover rate	11%	45%	21%	21%	31%
Net assets, end of period (000s omitted)	$108,484	$133,581	$162,747	$226,581	$309,120

[1]	Calculated based upon average shares outstanding

The accompanying notes are an integral part of these financial statements.

28  |  Wells Fargo California Limited-Term Tax-Free Fund

Financial highlights

(For a share outstanding throughout each period)

	Year ended June 30
INSTITUTIONAL CLASS	2019	2018	2017	2016	2015[1]
Net asset value, beginning of period	$10.44	$10.62	$10.86	$10.66	$10.75
Net investment income	0.23	0.21	0.21	0.20	0.13
Net realized and unrealized gains (losses) on investments	0.15	(0.18)	(0.24)	0.20	(0.09)

Total from investment operations	0.38	0.03	(0.03)	0.40	0.04
Distributions to shareholders from
Net investment income	(0.23)	(0.21)	(0.21)	(0.20)	(0.13)
Net asset value, end of period	$10.59	$10.44	$10.62	$10.86	$10.66
Total return[2]	3.66%	0.33%	(0.28)%	3.79%	0.35%
Ratios to average net assets (annualized)
Gross expenses	0.52%	0.51%	0.50%	0.50%	0.50%
Net expenses	0.50%	0.50%	0.50%	0.50%	0.50%
Net investment income	2.17%	2.03%	1.95%	1.86%	1.82%
Supplemental data
Portfolio turnover rate	11%	45%	21%	21%	31%
Net assets, end of period (000s omitted)	$322,273	$325,973	$370,824	$351,080	$280,061

[1]	For the period from October 31, 2014 (commencement of class operations) to June 30, 2015

[2]	Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

Wells Fargo California Limited-Term Tax-Free Fund  |  29

Notes to financial statements

1. ORGANIZATION

Wells Fargo Funds Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the Wells Fargo California Limited-Term Tax-Free Fund (the “Fund”) which is a diversified series of the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Fund may deviate from this calculation time under unusual or unexpected circumstances.

Debt securities are valued at the evaluated bid price provided by an independent pricing service (e.g. taking into account various factors, including yields, maturities, or credit ratings) or, if a reliable price is not available, the quoted bid price from an independent broker-dealer.

Futures contracts that are listed on a foreign or domestic exchange or market are valued at the official closing price or, if none, the last sales price.

Investments in registered open-end investment companies are valued at net asset value.

Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined in good faith by the Board of Trustees of the Fund. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Wells Fargo Asset Management Pricing Committee at Wells Fargo Funds Management, LLC (“Funds Management”). The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Wells Fargo Asset Management Pricing Committee which may include items for ratification.

When-issued transactions

The Fund may purchase securities on a forward commitment or when-issued basis. The Fund records a when-issued transaction on the trade date and will segregate assets in an amount at least equal in value to the Fund’s commitment to purchase when-issued securities. Securities purchased on a when-issued basis are marked-to-market daily and the Fund begins earning interest on the settlement date. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

Futures contracts

Futures contracts are agreements between the Fund and a counterparty to buy or sell a specific amount of a commodity, financial instrument or currency at specified price and on a specified date. The Fund may buy and sell futures contracts in order to gain exposure to, or protect against, changes in interest rates and is subject to interest rate risk. The primary risks associated with the use of futures contracts are the imperfect correlation between changes in market values of securities held by the Fund and the prices of futures contracts, and the possibility of an illiquid market. Futures contracts are generally entered into on a regulated futures exchange and cleared through a clearinghouse associated with the exchange. With futures contracts, there is minimal counterparty risk to the Fund since futures contracts are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures contracts against default.

Upon entering into a futures contracts, the Fund is required to deposit either cash or securities (initial margin) with the broker in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are paid to or from the broker each day equal to the daily changes in the contract value. Such payments are recorded as unrealized gains or losses and, if any, shown as variation margin receivable (payable) in the Statement of Assets and Liabilities. Should the Fund fail to make requested variation margin payments, the broker can gain access to the initial margin to satisfy the Fund’s payment obligations. When the contracts are closed, a realized gain or loss is recorded in the Statement of Operations.

30  |  Wells Fargo California Limited-Term Tax-Free Fund

Notes to financial statements

Security transactions and income recognition

Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.

Interest income is accrued daily and bond discounts are accreted and premiums are amortized daily. To the extent debt obligations are placed on non-accrual status, any related interest income may be reduced by writing off interest receivables when the collection of all or a portion of interest has been determined to be doubtful based on consistently applied procedures and the fair value has decreased. If the issuer subsequently resumes interest payments or when the collectability of interest is reasonably assured, the debt obligation is removed from non-accrual status.

Distributions to shareholders

Distributions to shareholders from net investment income are declared daily and paid monthly. Distributions from net realized gains, if any, are recorded on the ex-dividend date and paid at least annually. Such distributions are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles. Dividend sources are estimated at the time of declaration. The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made prior to the Fund’s fiscal year end may be categorized as a tax return of capital at year end.

Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable and tax-exempt income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.

The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

As of June 30, 2019, the aggregate cost of all investments for federal income tax purposes was $528,686,012 and the unrealized gains (losses) consisted of:

Gross unrealized gains	$17,040,085

Gross unrealized losses	(377,287)

Net unrealized gains	$16,662,798

Reclassifications are made to the Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under federal income tax regulations. U.S. generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. At June 30, 2019, as a result of permanent book-to-tax differences, the following reclassification adjustments were made on the Statement of Assets and Liabilities:

Paid-in capital	Total distributable earnings

$(110,356)	$110,356

As of June 30, 2019, the Fund had capital loss carryforwards which consist of $6,762,696 in short-term capital losses and $1,013,978 in long-term capital losses.

Class allocations

The separate classes of shares offered by the Fund differ principally in applicable sales charges, distribution, shareholder servicing, and administration fees. Class specific expenses are charged directly to that share class. Investment income, common fund-level expenses, and realized and unrealized gains (losses) on investments are allocated daily to each class of shares based on the relative proportion of net assets of each class.

3. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to

Wells Fargo California Limited-Term Tax-Free Fund  |  31

Notes to financial statements

unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

∎	Level 1 – quoted prices in active markets for identical securities

∎	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

∎	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities as of June 30, 2019:

	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total

Assets
Investments in:

Municipal obligations	$0	$544,950,205	$0	$544,950,205

Short-term investments

Investment companies	398,605	0	0	398,605

Total assets	$398,605	$544,950,205	$0	$545,348,810

Additional sector, industry or geographic detail is included in the Portfolio of Investments.

At June 30, 2019, the Fund did not have any transfers into/out of Level 3.

4. TRANSACTIONS WITH AFFILIATES

Management fee

Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”), is the manager of the Fund and provides advisory and fund-level administrative services under an investment management agreement. Under the investment management agreement, Funds Management is responsible for, among other services, implementing the investment objectives and strategies of the Fund, supervising the subadviser and providing fund-level administrative services in connection with the Fund’s operations. As compensation for its services under the investment management agreement, Funds Management is entitled to receive a management fee at the following annual rate based on the Fund’s average daily net assets:

Average daily net assets	Management fee

First $500 million	0.400%

Next $500 million	0.375

Next $2 billion	0.350

Next $2 billion	0.325

Next $5 billion	0.290

Over $10 billion	0.280

For the year ended June 30, 2019, the management fee was equivalent to an annual rate of 0.40% of the Fund’s average daily net assets.

Funds Management has retained the services of a subadviser to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Funds Management. Wells Capital Management Incorporated, an affiliate of Funds Management and an indirect wholly owned subsidiary of Wells Fargo, is the subadviser to the Fund and is entitled to receive a fee from Funds Management at an annual rate starting at 0.15% and declining to 0.05% as the average daily net assets of the Fund increase.

32  |  Wells Fargo California Limited-Term Tax-Free Fund

Notes to financial statements

Administration fees

Under a class-level administration agreement, Funds Management provides class-level administrative services to the Fund, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers. As compensation for its services under the class-level administration agreement, Funds Management receives an annual fee which is calculated based on the average daily net assets of each class as follows:

Class-level administration fee

Class A, Class C	0.16%

Administrator Class	0.10

Institutional Class	0.08

Funds Management has contractually waived and/or reimbursed management and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. When each class of the Fund has exceeded its expense cap, Funds Management has waived fees and/or reimbursed expenses from fund-level expenses on a proportionate basis and then from class specific expenses. When only certain classes exceed their expense caps, waivers and/or reimbursements are applied against class specific expenses before fund-level expenses. Funds Management has committed through October 31, 2019 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s expenses at 0.80% for Class A shares, 1.55% for Class C shares, 0.60% for Administrator Class shares, and 0.50% for Institutional Class shares. Prior to or after the commitment expiration date, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees.

Distribution fee

The Trust has adopted a distribution plan for Class C shares of the Fund pursuant to Rule 12b-1 under the 1940 Act. A distribution fee is charged to Class C shares and paid to Wells Fargo Funds Distributor, LLC (“Funds Distributor”), the principal underwriter, at an annual rate of 0.75% of the average daily net assets of Class C shares.

In addition, Funds Distributor is entitled to receive the front-end sales charge from the purchase of Class A shares and a contingent deferred sales charge on the redemption of certain Class A shares. Funds Distributor is also entitled to receive the contingent deferred sales charges from redemptions of Class C shares. For the year ended June 30, 2019, Funds Distributor received $332 from the sale of Class A shares and $1,040 in contingent deferred sales charges from redemptions of Class A shares. No contingent deferred sales charges were incurred by Class C shares for the year ended June 30, 2019.

Shareholder servicing fees

The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A, Class C, and Administrator Class of the Fund are charged a fee at an annual rate of 0.25% of the average daily net assets of each respective class. A portion of these total shareholder servicing fees were paid to affiliates of Wells Fargo.

Interfund transactions

The Fund may purchase or sell portfolio investment securities to certain other Wells Fargo affiliates pursuant to Rule 17a-7 under the 1940 Act and under procedures adopted by the Board of Trustees. The procedures have been designed to ensure that these interfund transactions, which do not incur broker commissions, are effected at current market prices. Pursuant to these procedures, the Fund had $46,536,984 and $74,370,000 in interfund purchases and sales, respectively, during the year ended June 30, 2019.

5. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the year ended June 30, 2019 were $131,993,368 and $58,780,388, respectively.

6. DERIVATIVE TRANSACTIONS

During the year ended June 30, 2019 the Fund entered into futures contracts to gain market exposure. The Fund had an average notional amount of $1,508,369 in short futures contracts during the year ended June 30, 2019.

The fair value, realized gains or losses and change in unrealized gains or losses, if any, on derivative instruments are reflected in the corresponding financial statement captions.

Wells Fargo California Limited-Term Tax-Free Fund  |  33

Notes to financial statements

7. BANK BORROWINGS

The Trust (excluding the money market funds), Wells Fargo Master Trust and Wells Fargo Variable Trust are parties to a $280,000,000 revolving credit agreement whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.25% of the unused balance is allocated to each participating fund.

For the year ended June 30, 2019, there were no borrowings by the Fund under the agreement.

8. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid during the years ended June 30, 2019 and June 30, 2018 were as follows:

	Year ended June 30

	2019	2018

Ordinary income	$0	$63,209

Tax-exempt income	11,666,053	12,366,484

As of June 30, 2019, the components of distributable earnings on a tax basis were as follows:

Undistributed tax-exempt income	Unrealized gains	Capital loss carryforward

$835,449	$16,662,798	$(7,776,674)

Effective for all filings after November 4, 2018, the Securities and Exchange Commission eliminated the requirement to separately state the components of distributions to shareholders under U.S. generally accepted accounting principles. The amounts of distributions to shareholders for the year ended June 30, 2018 were as follows:

Net investment income

Class A	$2,407,589

Class C	297,433

Administrator Class	2,899,311

Institutional Class	6,825,360

9. CONCENTRATION RISK

The Fund invests a substantial portion of its assets in issuers of municipal debt securities located in a single state or territory of the U.S. Therefore, it may be more affected by economic and political developments in that state or region than would be a comparable general tax-exempt fund.

10. INDEMNIFICATION

Under the Trust’s organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Trust may enter into contracts with service providers that contain a variety of indemnification clauses. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

11. NEW ACCOUNTING PRONOUNCEMENTS

In August 2018, FASB issued Accounting Standards Update (“ASU”) No. 2018-13, Fair Value Measurement (Topic 820) Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement. ASU 2018-13 updates the disclosure requirements for fair value measurements by modifying or removing certain disclosures and adding certain new disclosures. The amendments are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. Early adoption is permitted. Management has adopted the removal and modification of disclosures early, as permitted, and will adopt the additional new disclosures at the effective date.

34  |  Wells Fargo California Limited-Term Tax-Free Fund

Notes to financial statements

In March 2017, FASB issued ASU No. 2017-08, Premium Amortization on Purchased Callable Debt Securities. ASU 2017-08 shortens the amortization period for certain callable debt securities held at a premium and requires the premium to be amortized to the earliest call date. The amendments do not require an accounting change for securities held at a discount and discounts will continue to be accreted to the maturity date of the security. ASU 2017-08 is effective for fiscal years beginning after December 15, 2018 and for interim periods within those fiscal years. During the current reporting period, management of the Fund adopted the change in accounting policy which did not have a material impact to the Fund’s financial statements.

Wells Fargo California Limited-Term Tax-Free Fund  |  35

Report of independent registered public accounting firm

TO THE SHAREHOLDERS OF THE FUND AND BOARD OF TRUSTEES OF WELLS FARGO FUNDS TRUST:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Wells Fargo California Limited-Term Tax-Free Fund (the Fund), one of the funds constituting Wells Fargo Funds Trust, including the portfolio of investments, as of June 30, 2019, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years or periods in the five year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of June 30, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two year period then ended, and the financial highlights for each of the years or periods in the five year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of June 30, 2019, by correspondence with the custodian or by other appropriate auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have not been able to determine the specific year that we began serving as the auditor of one or more Wells Fargo Funds investment companies; however we are aware that we have served as the auditor of one or more Wells Fargo Funds investment companies since at least 1955.

Boston, Massachusetts

August 26, 2019

36  |  Wells Fargo California Limited-Term Tax-Free Fund

Other information (unaudited)

TAX INFORMATION

For federal and California income tax purposes, the Fund designates 100% of its distributions paid from net investment income during the fiscal year as exempt-interest dividends under Section 852(b)(5) of the Internal Revenue Code and under Section 17145 of the California Revenue and Taxation Code.

PROXY VOTING INFORMATION

A description of the policies and procedures used to determine how to vote proxies relating to portfolio securities is available, upon request, by calling 1-800-222-8222, visiting our website at wfam.com, or visiting the SEC website at sec.gov. Information regarding how the proxies related to portfolio securities were voted during the most recent 12-month period ended June 30 is available on the website at wfam.com or by visiting the SEC website at sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q or Form N-PORT, which is available by visiting the SEC website at sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Wells Fargo California Limited-Term Tax-Free Fund  |  37

Other information (unaudited)

BOARD OF TRUSTEES AND OFFICERS

Each of the Trustees and Officers1 listed in the table below acts in identical capacities for each fund in the Wells Fargo family of funds, which consists of 152 mutual funds comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information2. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

Independent Trustees

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships

William R. Ebsworth (Born 1957)	Trustee, since 2015	Retired. From 1984 to 2013, equities analyst, portfolio manager, research director and chief investment officer at Fidelity Management and Research Company in Boston, Tokyo, and Hong Kong, and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. where he led a team of investment professionals managing client assets. Prior thereto, Board member of Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life Insurance Company. Audit Committee Chair and Investment Committee Chair of the Vincent Memorial Hospital Endowment (non-profit organization). Mr. Ebsworth is a CFA® charterholder.	N/A

Jane A. Freeman (Born 1953)	Trustee, since 2015; Chair Liaison, since 2018	Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens & Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead Independent Director and chair of the Audit Committee. Board member of the Russell Exchange Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is a Board Member of The Ruth Bancroft Garden (non-profit organization). She is also an inactive Chartered Financial Analyst.	N/A

Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009; Audit Committee Chairman, since 2019	Retired. Chairman of the Board of CIGNA Corporation since 2009, and Director since 2005. From 2003 to 2011, Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (private school). Advisory Board Member, Child Evangelism Fellowship (non-profit). Mr. Harris is a certified public accountant (inactive status).	CIGNA Corporation

Judith M. Johnson (Born 1949)	Trustee, since 2008; Audit Committee Chairman, from 2009 to 2018	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	N/A

38  |  Wells Fargo California Limited-Term Tax-Free Fund

Other information (unaudited)

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships

David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business, Stanford University, Director of the Corporate Governance Research Initiative and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	N/A

Olivia S. Mitchell (Born 1953)	Trustee, since 2006; Nominating and Governance Committee Chairman, since 2018	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	N/A

Timothy J. Penny (Born 1951)	Trustee, since 1996; Chairman, since 2018	President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	N/A

James G. Polisson (Born 1959)	Trustee, since 2018	Retired. Chief Marketing Officer, Source (ETF) UK Services, Ltd, from 2015 to 2017. From 2012 to 2015, Principal of The Polisson Group, LLC, a management consulting, corporate advisory and principal investing company. Chief Executive Officer and Managing Director at Russell Investments, Global Exchange Traded Funds from 2010 to 2012. Managing Director of Barclays Global Investors from 1998 to 2010 and Global Chief Marketing Officer for iShares and Barclays Global Investors from 2000 to 2010. Trustee of the San Francisco Mechanics’ Institute, a non-profit organization, from 2013 to 2015. Board member of the Russell Exchange Traded Fund Trust from 2011 to 2012. Director of Barclays Global Investors Holdings Deutschland GmbH from 2006 to 2009. Mr. Polisson is an attorney and has a retired status with the Massachusetts and District of Columbia Bar Associations.	N/A

*	Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

Wells Fargo California Limited-Term Tax-Free Fund  |  39

Other information (unaudited)

Officers

Name and year of birth	Position held and length of service	Principal occupations during past five years or longer

Andrew Owen (Born 1960)	President, since 2017	Executive Vice President of Wells Fargo & Company and Head of Affiliated Managers, Wells Fargo Asset Management, since 2014. In addition, Mr. Owen is currently President, Chief Executive Officer and Director of Wells Fargo Funds Management, LLC since 2017. Prior thereto, Executive Vice President responsible for marketing, investments and product development for Wells Fargo Funds Management, LLC, from 2009 to 2014.

Nancy Wiser[1] (Born 1967)	Treasurer, since 2012	Executive Vice President of Wells Fargo Funds Management, LLC since 2011. Chief Operating Officer and Chief Compliance Officer at LightBox Capital Management LLC, from 2008 to 2011.

Alexander Kymn (Born 1973)	Secretary and Chief Legal Officer, since 2018	Senior Company Counsel of Wells Fargo Bank, N.A. since 2018 (previously Senior Counsel from 2007 to 2018). Vice President of Wells Fargo Funds Management, LLC from 2008 to 2014.

Michael H. Whitaker (Born 1967)	Chief Compliance Officer, since 2016	Senior Vice President and Chief Compliance Officer since 2016. Senior Vice President and Chief Compliance Officer for Fidelity Investments from 2007 to 2016.

David Berardi (Born 1975)	Assistant Treasurer, since 2009	Vice President of Wells Fargo Funds Management, LLC since 2009. Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Manager of Fund Reporting and Control for Evergreen Investment Management Company, LLC from 2004 to 2010.

Jeremy DePalma[1] (Born 1974)	Assistant Treasurer, since 2009	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010 and head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.

[1]	Nancy Wiser acts as Treasurer of 65 funds in the Fund Complex. Jeremy DePalma acts as Treasurer of 87 funds and Assistant Treasurer of 65 funds in the Fund Complex.

[2]

The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the website at wfam.com.

40  |  Wells Fargo California Limited-Term Tax-Free Fund

Other information (unaudited)

BOARD CONSIDERATION OF INVESTMENT MANAGEMENT AND SUB-ADVISORY AGREEMENTS:

Wells Fargo California Limited-Term Tax-Free Fund

Under the Investment Company Act of 1940 (the “1940 Act”), the Board of Trustees (the “Board”) of Wells Fargo Funds Trust (the “Trust”) must determine annually whether to approve the continuation of the Trust’s investment management and sub-advisory agreements. In this regard, at an in-person meeting held on May 21-22, 2019 (the “Meeting”), the Board, all the members of which have no direct or indirect interest in the investment management and sub-advisory agreements and are not “interested persons” of the Trust, as defined in the 1940 Act (the “Independent Trustees”), reviewed and approved for Wells Fargo California Limited-Term Tax-Free Fund (the “Fund”): (i) an investment management agreement (the “Management Agreement”) with Wells Fargo Funds Management, LLC (“Funds Management”); and (ii) an investment sub-advisory agreement (the “Sub-Advisory Agreement”) with Wells Capital Management Incorporated (the “Sub-Adviser”), an affiliate of Funds Management. The Management Agreement and the Sub-Advisory Agreement are collectively referred to as the “Advisory Agreements.”

At the Meeting, the Board considered the factors and reached the conclusions described below relating to the selection of Funds Management and the Sub-Adviser and the approval of the Advisory Agreements. Prior to the Meeting, including at an in-person meeting in April 2019, the Trustees conferred extensively among themselves and with representatives of Funds Management about these matters. Also, the Board has adopted a team-based approach, with each team consisting of a sub-set of Trustees, to assist the full Board in the discharge of its duties in reviewing investment performance and other matters throughout the year. The Independent Trustees were assisted in their evaluation of the Advisory Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately.

In providing information to the Board, Funds Management and the Sub-Adviser were guided by a detailed set of requests for information submitted to them by independent legal counsel on behalf of the Independent Trustees at the start of the Board’s annual contract renewal process earlier in 2019. In considering and approving the Advisory Agreements, the Trustees considered the information they believed relevant, including but not limited to the information discussed below. The Board considered not only the specific information presented in connection with the Meeting, but also the knowledge gained over time through interaction with Funds Management and the Sub-Adviser about various topics. In this regard, the Board reviewed reports of Funds Management at each of its quarterly meetings, which included, among other things, portfolio reviews and investment performance reports. In addition, the Board and the teams mentioned above confer with portfolio managers at various times throughout the year. The Board did not identify any particular information or consideration that was all-important or controlling, and each individual Trustee may have attributed different weights to various factors.

After its deliberations, the Board unanimously approved the continuation of the Advisory Agreements for a one-year term and determined that the compensation payable to Funds Management and the Sub-Adviser under each of the Advisory Agreements was reasonable. The Board considered the approval of the Advisory Agreements for the Fund as part of its consideration of agreements for funds across the complex, but its approvals were made on a fund-by-fund basis. The following summarizes a number of important, but not necessarily all, factors considered by the Board in support of its approvals.

Nature, extent and quality of services

The Board received and considered various information regarding the nature, extent and quality of services provided to the Fund by Funds Management and the Sub-Adviser under the Advisory Agreements. This information included a description of the investment advisory services and Fund-level administrative services covered by the Management Agreement, as well as, among other things, a summary of the background and experience of senior management of Wells Fargo Asset Management (“WFAM”), of which Funds Management and the Sub-Adviser are a part, a summary of investments made in the business of WFAM, a summary of certain organizational and personnel changes involving Funds Management and the Sub-Adviser, and a description of Funds Management’s and the Sub-Adviser’s business continuity planning programs and of their approaches to data privacy and cybersecurity. The Board received and reviewed information about Funds Management’s role as administrator of the Fund’s liquidity risk management program. The Board also considered the qualifications, background, tenure and responsibilities of each of the portfolio managers primarily responsible for the day-to-day portfolio management of the Fund.

The Board evaluated the ability of Funds Management and the Sub-Adviser to attract and retain qualified investment professionals, including research, advisory and supervisory personnel. The Board further considered the compliance programs and compliance records of Funds Management and the Sub-Adviser. In addition, the Board took into account the full range of services provided to the Fund by Funds Management and its affiliates.

Wells Fargo California Limited-Term Tax-Free Fund  |  41

Other information (unaudited)

Fund investment performance and expenses

The Board considered the investment performance results for the Fund over various time periods ended December 31, 2018. The Board considered these results in comparison to the investment performance of funds in a universe that was determined by Broadridge Inc. (“Broadridge”) to be similar to the Fund (the “Universe”), and in comparison to the Fund’s benchmark index and to other comparative data. Broadridge is an independent provider of investment company data. The Board received a description of the methodology used by Broadridge to select the mutual funds in the performance Universe. The Board noted that the investment performance of the Fund (Administrator Class) was higher than the average investment performance of the Universe for the five- and ten-year periods under review, in-range of the average investment performance of the Universe for the three-year period under review, and lower than the average investment performance of the Universe for the one-year period under review. The Board also noted that the investment performance of the Fund was lower than its benchmark index, the Bloomberg Barclays Municipal 1-5 Year Blend Index, for the one- and three-year periods under review, but higher than its benchmark for the five- and ten-year periods under review.

The Board received information concerning, and discussed factors contributing to, the underperformance of the Fund relative to the Universe and benchmark index for the periods identified above. The Board took note of the explanations for the relative underperformance during these periods, including with respect to investment decisions and market factors that affected the Fund’s investment performance. The Board also took note of the Fund’s outperformance relative to the Universe and benchmark index over the longer time periods under review.

The Board also received and considered information regarding the Fund’s net operating expense ratios and their various components, including actual management fees, custodian and other non-management fees, and Rule 12b-1 and non-Rule 12b-1 shareholder service fees. The Board considered these ratios in comparison to the median ratios of funds in class-specific expense groups that were determined by Broadridge to be similar to the Fund (the “Groups”). The Board received a description of the methodology used by Broadridge to select the mutual funds in the expense Groups and an explanation of how funds comprising expense groups and their expense ratios may vary from year-to-year. Based on the Broadridge reports, the Board noted that the net operating expense ratios of the Fund were in range of or equal to the median net operating expense ratios of the expense Groups for each share class.

The Board took into account the Fund’s investment performance and expense information provided to it among the factors considered in deciding to re-approve the Advisory Agreements.

Investment management and sub-advisory fee rates

The Board reviewed and considered the contractual fee rates payable by the Fund to Funds Management under the Management Agreement, as well as the contractual fee rates payable by the Fund to Funds Management for class-level administrative services under a Class-Level Administration Agreement, which include, among other things, class-level transfer agency and sub-transfer agency costs (collectively, the “Management Rates”). The Board also reviewed and considered the contractual investment sub-advisory fee rates that are payable by Funds Management to the Sub-Adviser for investment sub-advisory services.

Among other information reviewed by the Board was a comparison of the Fund’s Management Rates with the average contractual investment management fee rates of funds in the expense Groups at a common asset level as well as transfer agency costs of the funds in the expense Groups. The Board noted that the Management Rates of the Fund were lower than or in range of the sum of these average rates for the Fund’s expense Groups for all share classes.

The Board also received and considered information about the portion of the total management fee that was retained by Funds Management after payment of the fee to the Sub-Adviser for sub-advisory services. In assessing the reasonableness of this amount, the Board received and evaluated information about the nature and extent of responsibilities retained and risks assumed by Funds Management and not delegated to or assumed by the Sub-Adviser, and about Funds Management’s on-going oversight services. Given the affiliation between Funds Management and the Sub-Adviser, the Board ascribed limited relevance to the allocation of fees between them.

The Board also received and considered information about the nature and extent of services offered and fee rates charged by Funds Management and the Sub-Adviser to other types of clients with investment strategies similar to those of the Fund. In this regard, the Board received information about the significantly greater scope of services, and compliance, reporting and other legal burdens and risks of managing proprietary mutual funds compared with those associated with managing assets of other types of clients, including third-party sub-advised fund clients and non-mutual fund clients such as institutional separate accounts.

42  |  Wells Fargo California Limited-Term Tax-Free Fund

Other information (unaudited)

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board determined that the compensation payable to Funds Management under the Management Agreement and to the Sub-Adviser under the Sub-Advisory Agreement was reasonable.

Profitability

The Board received and considered information concerning the profitability of Funds Management, as well as the profitability of both WFAM and Wells Fargo & Co. (“Wells Fargo”) from providing services to the fund family as a whole. The Board noted that the Sub-Adviser’s profitability information with respect to providing services to the Fund and other funds in the family was subsumed in the WFAM and Wells Fargo profitability analysis.

Funds Management reported on the methodologies and estimates used in calculating profitability, including a description of the methodology used to allocate certain expenses. Among other things, the Board noted that the levels of profitability reported on a fund-by-fund basis varied widely, depending on factors such as the size, type and age of fund. Based on its review, the Board did not deem the profits reported by Funds Management, WFAM or Wells Fargo from services provided to the Fund to be at a level that would prevent it from approving the continuation of the Advisory Agreements.

Economies of scale

The Board received and considered information about the potential for Funds Management to experience economies of scale in the provision of management services to the Fund, the difficulties of calculating economies of scale at an individual fund level, and the extent to which potential scale benefits are shared with shareholders. The Board noted the existence of breakpoints in the Fund’s management fee structure, which operate generally to reduce the Fund’s expense ratios as the Fund grows in size. The Board considered that in addition to management fee breakpoints, Funds Management shares potential economies of scale from its management business in a variety of ways, including through fee waiver and expense reimbursement arrangements, services that benefit shareholders, competitive management fee rates set at the outset without regard to breakpoints, and investments in the business intended to enhance services available to shareholders.

The Board concluded that Funds Management’s arrangements with respect to the Fund, including contractual breakpoints, constituted a reasonable approach to sharing potential economies of scale with the Fund and its shareholders.

Other benefits to Funds Management and the Sub-Adviser

The Board received and considered information regarding potential “fall-out” or ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, as a result of their relationships with the Fund. Ancillary benefits could include, among others, benefits directly attributable to other relationships with the Fund and benefits potentially derived from an increase in Funds Management’s and the Sub-Adviser’s business as a result of their relationships with the Fund. The Board noted that various affiliates of Funds Management may receive distribution-related fees, shareholder servicing payments and sub-transfer agency fees in respect of shares sold or held through them and services provided.

The Board also reviewed information about soft dollar credits earned and utilized by the Sub-Adviser, fees earned by Funds Management and the Sub-Adviser from managing a private investment vehicle for the fund family’s securities lending collateral, and commissions earned by an affiliated broker from portfolio transactions.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board did not find that any ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, were unreasonable.

Conclusion

At the Meeting, after considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board unanimously approved the continuation of the Advisory Agreements for a one-year term and determined that the compensation payable to Funds Management and the Sub-Adviser under each of the Advisory Agreements was reasonable.

Wells Fargo California Limited-Term Tax-Free Fund  |  43

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For more information

More information about Wells Fargo Funds is available free upon request. To obtain literature, please write, visit the Fund’s website, or call:

Wells Fargo Funds

P.O. Box 219967

Kansas City, MO 64121-9967

Website: wfam.com

Individual investors: 1-800-222-8222

Retail investment professionals: 1-888-877-9275

Institutional investment professionals: 1-866-765-0778

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call 1-800-222-8222 or visit the Fund’s website at wfam.com. Read the prospectus carefully before you invest or send money.

Wells Fargo Asset Management (WFAM) is the trade name for certain investment advisory/management firms owned by Wells Fargo & Company. These firms include but are not limited to Wells Capital Management Incorporated and Wells Fargo Funds Management, LLC. Certain products managed by WFAM entities are distributed by Wells Fargo Funds Distributor, LLC (a broker-dealer and Member FINRA).

This material is for general informational and educational purposes only and is NOT intended to provide investment advice or a recommendation of any kind—including a recommendation for any specific investment, strategy, or plan.

INVESTMENT PRODUCTS: NOT FDIC INSURED  ◾  NO BANK GUARANTEE  ◾   MAY LOSE VALUE

© 2019 Wells Fargo Funds Management, LLC. All rights reserved.

404820 08-19

A248/AR248 06-19

Annual Report

June 30, 2019

Wells Fargo

Intermediate Tax/AMT-Free Fund

Beginning on January 1, 2021, as permitted by new regulations adopted by the Securities and Exchange Commission, paper copies of the Wells Fargo Funds’ annual and semi-annual shareholder reports issued after this date will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds’ website, and you will be notified by mail each time a report is posted and provided with a website address to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically at any time by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling 1-800-222-8222 or by enrolling at wellsfargo.com/advantagedelivery.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports; if you invest directly with the Fund, you can call 1-800-222-8222. Your election to receive reports in paper will apply to all Wells Fargo Funds held in your account with your financial intermediary or, if you are a direct investor, to all Wells Fargo Funds that you hold.

Reduce clutter. Save trees.
Sign up for electronic delivery of prospectuses and shareholder reports at wellsfargo.com/advantagedelivery

The views expressed and any forward-looking statements are as of June 30, 2019, unless otherwise noted, and are those of the Fund managers and/or Wells Fargo Asset Management. Discussions of individual securities, or the markets generally, or any Wells Fargo Fund are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements. The views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo Asset Management and the Fund disclaim any obligation to publicly update or revise any views expressed or forward-looking statements.

INVESTMENT PRODUCTS: NOT FDIC INSURED  ◾  NO BANK GUARANTEE  ◾  MAY LOSE VALUE

Wells Fargo Intermediate Tax/AMT-Free Fund  |  1

Letter to shareholders (unaudited)

Andrew Owen

President

Wells Fargo Funds

Dear Shareholder:

We are pleased to offer you this annual report for the Wells Fargo Intermediate Tax/AMT-Free Fund for the 12-month period that ended June 30, 2019. After the first six months of the period yielded either low-single-digit or negative investment returns, stock and bond investors enjoyed a recovery during the final six months. The gains came amid continued concerns about global economic growth, international trade, geopolitical tensions, and bouts of market volatility.

For the period, U.S. stocks, based on the S&P 500 Index,1 gained 10.42% and international stocks, as measured by the MSCI ACWI ex USA Index (Net),2 rose 1.29%. The MSCI EM Index (Net)3 added 1.21%. For bond investors, the Bloomberg Barclays U.S. Aggregate Bond Index4 added 7.87%, the Bloomberg Barclays Global Aggregate ex-USD Index5 rose 4.10%, the Bloomberg Barclays Municipal Bond Index6 gained 6.71%, and the ICE BofAML U.S. High Yield Index7 added 7.58%.

U.S. and international markets diverged during the third quarter of 2018.

Domestic equity investors received encouraging news during the third quarter of 2018. The U.S. Bureau of Economic Analysis reported second-quarter annualized gross domestic product (GDP) growth of 4.2%. Hiring improved. Unemployment declined. Consumer confidence and spending increased. Third-quarter corporate earnings reports were generally positive. U.S. trade negotiations with Mexico and Canada progressed. The U.S. Federal Reserve (Fed) raised the federal funds rate by 25 basis points (bps; 100 bps equal 1.00%) to a target range of between 2.00% and 2.25% in September, one of four rate increases implemented during 2018, expressing confidence in the strength of the U.S. economic expansion’s durability.

Investors in international markets were not as confident. Tensions between the U.S. and China increased. The U.S. imposed $200 billion in tariffs on Chinese goods. China reacted with $60 billion in tariffs on U.S. goods. Economic growth in China caused concern. During the quarter, the MSCI ACWI ex USA Index (Net) gained 0.71%. The MSCI EM Index (Net) declined 1.09%. In fixed-income markets, U.S. bonds were flat, as measured by the Bloomberg Barclays U.S. Aggregate Bond Index. The Bloomberg Barclays Global Aggregate ex-USD Index fell 1.74%.

[1]

The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.

[2]

The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) ex USA Index (Net) is a free-float-adjusted market-capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets, excluding the U.S. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices or any securities or financial products. This report is not approved, reviewed, or produced by MSCI. You cannot invest directly in an index.

[3]

The MSCI Emerging Markets (EM) Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of emerging markets. You cannot invest directly in an index.

[4]

The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. You cannot invest directly in an index.

[5]

The Bloomberg Barclays Global Aggregate ex-USD Index is an unmanaged index that provides a broad-based measure of the global investment-grade fixed-income markets excluding the U.S. dollar-denominated debt market. You cannot invest directly in an index.

[6]	The Bloomberg Barclays Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.

[7]

The ICE BofAML U.S. High Yield Index is a market-capitalization-weighted index of domestic and Yankee high-yield bonds. The index tracks the performance of high-yield securities traded in the U.S. bond market. You cannot invest directly in an index. Copyright 2019. ICE Data Indices, LLC. All rights reserved.

2  |  Wells Fargo Intermediate Tax/AMT-Free Fund

Letter to shareholders (unaudited)

Global markets suffered during the fourth quarter of 2018.

November’s U.S. midterm elections shifted control of the House of Representatives from Republicans to Democrats, presaging partisan clashes that followed and caused uncertainty among investors. Third-quarter U.S. GDP was announced at an annualized 3.4% rate, lower than the second-quarter rate. Brexit efforts stalled ahead of the March 2019 deadline. The People’s Bank of China cut reserve requirement ratios, accelerated infrastructure spending, and cut taxes even as the value of the yuan declined to low levels last seen in 2008. A partial U.S. government shutdown driven by partisan policy disputes extended into January.

The combination of news in the U.S. and generally weak economic indicators outside of the U.S. caused investors to seek safe havens. December’s S&P 500 Index performance was the worst since 1931. Globally, fixed-income investments fared better than stocks during the last two months of the year. The Fed increased the federal funds rate by 25 bps in December to a target range of between 2.25% and 2.50%.

The market climbs a wall of worry.

Investors entered 2019 with reasons to be concerned. Investment returns appeared to reaffirm the adage that markets climb a wall of worry. The S&P 500 Index gained 8.01% for the month of January, the best monthly performance in 30 years. Returns for the MSCI ACWI ex USA Index (Net), the Bloomberg Barclays U.S. Aggregate Bond Index, and the Bloomberg Barclays Global Aggregate ex-USD Index also were positive. The Fed indicated that it would pause its program of regular rate increases during 2019 as inflation remained low.

In February 2019, concerns over slowing global growth persisted. The Bureau of Economic Analysis announced fourth-quarter 2018 GDP grew at an annualized 2.2% rate, down from the levels of the prior two quarters. In a February report, the Bank of England forecast the slowest growth since the financial crisis for 2019. China and the U.S. continued to wrangle over trade issues.

By the end of March 2019, the combination of dovish Fed sentiment and steady, if not spectacular, economic and business metrics reinforced investors’ confidence. Monthly job creation data and corporate profits, while less consistent than during 2018, were solid. China announced a roughly $300 billion stimulus package through tax and fee cuts intended to reinvigorate economic growth.

During April 2019, investors drew confidence from favorable economic projections, sustained low inflation, and solid employment data. First-quarter GDP showed the economy grew at an annualized rate of 3.2% on improvement in business investment and exports. Favorable sentiment extended to foreign markets as the MSCI ACWI ex USA Index (Net) gained 2.64% and the MSCI EM Index (Net) added 2.11% for the month.

During May 2019, investing signals were mixed. In the U.S., partisan wrangling ramped up as Democrats and Republicans set their sights on 2020 presidential politics. The U.K.’s Brexit caused Prime Minister Theresa May to resign. The European Commission downgraded the 2019 growth forecast to 1.2%. The U.S. increased tariffs on products from China, China responded, and then talks broke down. President Donald Trump threatened to turn his foreign policy tariff tool to Mexico over immigration issues. Markets tumbled.

As had been the case during most of 2019 to date, just as the investment horizon appeared to darken, sentiment turned and markets gained. The gains, primarily driven by geopolitical and monetary policy events, drove equity markets to new highs. President Trump dropped his threats of new tariffs on Mexico after talks and further tariffs on China after meeting with China’s President Xi Jinping at the G-20 summit. President Mario Draghi of the European Central Bank said that if the outlook doesn’t

“December’s S&P 500 Index performance was the worst since 1931.”

“The S&P 500 Index gained 8.01% for the month of January, the best monthly performance in 30 years.”

Wells Fargo Intermediate Tax/AMT-Free Fund  |  3

Letter to shareholders (unaudited)

improve, the bank will cut rates or buy more assets to prop up inflation. In the U.S., the Fed said growth shifted from “solid” to “moderate” and indicated a willingness to cut rates.

Don’t let short-term uncertainty derail long-term investment goals.

Periods of investment uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. To help you create a sound strategy based on your personal goals and risk tolerance, Wells Fargo Funds offers more than 100 mutual funds spanning a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.

Thank you for choosing to invest with Wells Fargo Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs.

Sincerely,

Andrew Owen

President

Wells Fargo Funds

For further information about your Fund, contact your investment professional, visit our website at wfam.com, or call us directly at 1-800-222-8222.

4  |  Wells Fargo Intermediate Tax/AMT-Free Fund

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Performance highlights (unaudited)

Investment objective

The Fund seeks current income exempt from federal income tax.

Manager

Wells Fargo Funds Management, LLC

Subadviser

Wells Capital Management Incorporated

Portfolio managers

Bruce R. Johns‡

Robert J. Miller

Adrian Van Poppel‡

Average annual total returns (%) as of June 30, 2019

		Including sales charge			Excluding sales charge			Expense ratios[1] (%)

	Inception date	1 year	5 year	10 year	1 year	5 year	10 year	Gross	Net[2]

Class A (WFTAX)	7-31-2007	2.50	1.97	3.85	5.67	2.59	4.17	0.79	0.70

Class C (WFTFX)	7-31-2007	3.88	1.83	3.39	4.88	1.83	3.39	1.54	1.45

Class R6 (WFRTX)[3]	7-31-2018	–	–	–	5.89	2.85	4.45	0.41	0.40

Administrator Class (WFITX)	3-31-2008	–	–	–	5.77	2.69	4.28	0.73	0.60

Institutional Class (WITIX)	3-31-2008	–	–	–	5.93	2.86	4.46	0.46	0.45

Bloomberg Barclays Municipal Bond 1-15 Year Blend Index[4]	–	–	–	–	6.12	3.03	3.92	–	–

Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, wfam.com.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.

For Class A shares, the maximum front-end sales charge is 3.00%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including a contingent deferred sales charge assumes the sales charge for the corresponding time period. Class R6, Administrator Class, and Institutional shares are sold without a front-end sales charge or contingent deferred sales charge.

Bond values fluctuate in response to the financial condition of individual issuers, general market and economic conditions, and changes in interest rates. Changes in market conditions and government policies may lead to periods of heightened volatility in the bond market and reduced liquidity for certain bonds held by the Fund. In general, when interest rates rise, bond values fall and investors may lose principal value. Interest rate changes and their impact on the Fund and its share price can be sudden and unpredictable. High-yield securities have a greater risk of default and tend to be more volatile than higher-rated debt securities. The use of derivatives may reduce returns and/or increase volatility. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). The Fund is exposed to municipal securities risk. Consult the Fund’s prospectus for additional information on these and other risks. A portion of the Fund’s income may be subject to federal, state, and/or local income taxes or the Alternative Minimum Tax (AMT). Any capital gains distributions may be taxable.

Please see footnotes on page 7.

6  |  Wells Fargo Intermediate Tax/AMT-Free Fund

Performance highlights (unaudited)

Growth of $10,000 investment as of June 30, 2019[5]

‡	Mr. Johns and Mr. Van Poppel became portfolio managers of the Fund on March 28, 2019.

[1]

Reflects the expense ratios as stated in the most recent prospectuses. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report.

[2]

The manager has contractually committed through October 31, 2019, to waive fees and/or reimburse expenses to the extent necessary to cap the expenses of each class after fee waivers at the amounts shown. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses (if any), and extraordinary expenses are excluded from the expense cap. Prior to or after the commitment expiration date, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees. Without this cap, the Fund’s returns would have been lower. The expense ratio paid by an investor is the net expense ratio (the total annual fund operating expenses after fee waivers) as stated in the prospectuses.

[3]

Historical performance shown for Class R6 shares prior to their inception reflects the performance of the Institutional Class shares, and includes the higher expenses applicable to Institutional Class shares. If these expenses had not been included, returns for Class R6 shares would be higher.

[4]

The Bloomberg Barclays Municipal Bond 1–15 Year Blend Index is the 1–15 year component of the Bloomberg Barclays Municipal Bond Index. The Bloomberg Barclays Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.

[5]

The chart compares the performance of Class A shares for the most recent ten years with the Bloomberg Barclays Municipal Bond 1–15 Year Blend Index. The chart assumes a hypothetical $10,000 investment in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 3.00%.

[6]	Amounts are calculated based on the long-term total investments of the Fund. These amounts are subject to change and may have changed since the date specified.

[7]

The credit quality distribution of portfolio holdings reflected in the chart is based on ratings from Standard & Poor’s, Moody’s Investors Service, and/or Fitch Ratings Ltd. Credit quality ratings apply to the underlying holdings of the Fund and not to the Fund itself. The percentages of the Fund’s portfolio with the ratings depicted in the chart are calculated based on the total market value of fixed income securities held by the Fund. If a security was rated by all three rating agencies, the middle rating was utilized. If rated by two of three rating agencies, the lower rating was utilized, and if rated by one of the rating agencies, that rating was utilized. Standard & Poor’s rates the creditworthiness of bonds, ranging from AAA (highest) to D (lowest). Ratings from A to CCC may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the rating categories. Standard & Poor’s rates the creditworthiness of short-term notes from SP-1 (highest) to SP-3 (lowest). Moody’s rates the creditworthiness of bonds, ranging from Aaa (highest) to C (lowest). Ratings Aa to B may be modified by the addition of a number 1 (highest) to 3 (lowest) to show relative standing within the ratings categories. Moody’s rates the creditworthiness of short-term U.S. tax-exempt municipal securities from MIG 1/VMIG 1 (highest) to SG (lowest). Fitch rates the creditworthiness of bonds, ranging from AAA (highest) to D (lowest). Credit quality distribution is subject to change and may have changed since the date specified.

Wells Fargo Intermediate Tax/AMT-Free Fund  |  7

Performance highlights (unaudited)

MANAGER’S DISCUSSION

Fund highlights

∎	The Fund underperformed its benchmark, the Bloomberg Barclays Municipal Bond 1-15 Year Blend Index, for the 12-month period that ended June 30, 2019.

∎

We were short duration to the benchmark over the period, which detracted from performance as the market rallied. Our conservative duration position minimized volatility during the first half of the period but was a significant detractor as the market rallied in the second half of the period.

∎	Yield-curve positioning was a positive contributor to performance as our bias toward a flatter curve in the first half of the year added to returns.

∎

Credit positioning was the biggest driver of performance, and our overweight to lower-investment-grade credits (A-rated and BBB-rated) as well as a modest allocation to high-yield bonds positively influenced returns as these types of bonds benefited from a growing economy and a strong demand for income.

∎

Sector allocation and security selection were also positive contributors to performance. Overweights to the local general obligation (GO), industrial development revenue (IDR)/pollution control revenue (PCR), leasing, and special tax sectors was positive. Selection within the state GOs, especially budget-challenged states such as Illinois and New Jersey, aided performance. Underweights to the housing and hospital sectors detracted from overall results.

Effective maturity distribution as of June 30, 2019[6]

The Federal Reserve abruptly changed course from raising rates to a potential rate cut over the period.

Throughout most of 2018, the fixed-income markets expected the Federal Reserve (Fed) to continue the path to normalize monetary policy. Moderate economic growth, stronger employment data, and inflation near its 2% target enabled the Fed to increase the federal funds rate four times in the calendar year. Despite a Fed rate hike in December, the Treasury market rallied in the fourth quarter of 2018 as the market lowered expectations for further rate hikes amid slower global growth, trade tariffs, and uncertainty concerning Britain’s departure from the European Union.

These concerns only increased as we moved into the first half of 2019 and discussions changed from when the Fed might hike to when it might cut the federal funds rate. As a result, fixed-income markets rallied, pushing the benchmark 10-year Treasury yield from a 3.23% peak in November to 2.00% by the end of June.

Specific to the municipal bond market, the beginning of the reporting period was marked with significant outflows due to a general risk-on sentiment in equity markets and the fear of rising interest rates. Short municipals slightly underperformed Treasuries over the period. As the calendar turned, so did market sentiment. Flows into municipal mutual funds not only turned positive but record inflows were reported as investor opinion toward fixed income, particularly municipals, improved due to investor expectations that interest rates would remain stable. While new issue supply was higher than it was a year earlier, it was still much lower than a typical year due to tax reform, which eliminated the ability of issuers to advance refund outstanding higher-cost debt on a tax-exempt basis. Technicals drove the market as overall reduced supply, state and local sales tax caps for individuals, and lower interest rates fueled demand and thus returns for municipal bonds over the period.

Please see footnotes on page 7.

8  |  Wells Fargo Intermediate Tax/AMT-Free Fund

Performance highlights (unaudited)

Credit quality as of June 30, 2019[7]

Factors across the market influenced Fund performance.

Credit positioning was a key performance driver. Yield-curve positioning, sector allocation, and security selection also aided performance while conservative duration positioning detracted.

Demand for income remained strong during the period as overall interest rates remained low by historical standards. This demand combined with positive fund flows, low supply, and slowing but steady economic growth helped lower-investment-grade bonds (A-rated and BBB-rated bonds) as well as high-yield bonds to outperform bonds in other rating categories. The Fund was overweight these rating categories and benefited as prices rose.

As the year progressed, we became increasingly cautious as yields of lower-investment-grade and high-yield bonds remained near historic lows. While we maintain a modest overweight to these rating categories, we took the opportunity to sell into strength and we have gradually reduced our exposure to bonds rated single-A and below and added to bonds rated AA and AAA.

We maintained duration short to the benchmark, which reduced volatility but detracted as the market rallied over the period. We altered the magnitude of the short-duration position to tactically take advantage of market peaks and troughs. The Fund’s duration ranged from a low of 4.20 years to a high of 4.73 years. We began the period with the Fund’s duration at about 90% of the benchmark’s and ended at roughly 95% of benchmark. We began extending duration in the third quarter of 2018 and continued into the fourth quarter, as supply increased and valuations were attractive. During the first quarter of 2019, we allowed duration to drift down as seasonal market factors took hold, with the intention of extending around tax time when technical strength typically subsides. Fund flows and lower-than-expected supply delayed and shortened the typical window, but we took the opportunity to get duration closer to neutral by buying bonds in the 12- to 17-year part of the curve and added higher-quality bonds.

We were underweight state GO bonds, as these bonds typically represent poor relative value. Despite the underweight, the Fund’s holdings outperformed the state GO bonds in the benchmark, indicating good selection within the sector. We were overweight local GOs, which was positive. The sector outperformed other sectors in the benchmark. Within revenue bond subsectors, overweights to IDR/PCR, education, leasing, and special tax bonds was positive as these sectors outperformed other sectors in the benchmark. Underweights to housing and hospital bonds was a drag on performance as these sectors also outperformed other sectors in the benchmark. We were also underweight the transportation and water and sewer sectors, both of which outperformed other sectors in the benchmark. Despite the underweights, the fund’s holdings within the sectors outperformed the corresponding sectors in the benchmark, which indicated favorable selection within the sectors. Illinois and New Jersey bonds were the two best-performing states in the index, and the Fund was overweight both. We reduced our exposure but still maintain an overweight to Illinois issuers. This was positive as Illinois was one of the top-performing states among bond issuers. Underweights to states New York and California were positive as both underperformed the bonds issued by other states that are represented in the benchmark. Fortunately, the Fund’s limited number of poor-performing securities mostly were higher-quality names purchased as part of our up-in-quality trade approach. We believe these bonds will outperform other securities in the benchmark over time as technicals unwind.

As the expansion appears to be in the rearview mirror, we believe a transition from risk may occur.

The economic expansion started in June 2009 and is the longest since the Great Depression. Low-quality bonds and equities have performed well with stocks near record high prices and bonds marching to record-low yields. We believe we are at late-cycle and, although there remains economic strength, the trend is negative and we expect growth to slow throughout the rest of the year. Our base case does not include a recession but rather suboptimal growth with little risk of an upside surprise to inflation at this point. Global economic growth is anemic at best with trade issues and Brexit concerns adding to a weakening economic environment. Fed rhetoric is dovish and, as of June 30, 2019, the bond market was pricing in multiple rate cuts by year-end, the effect of which would likely serve to inflate asset prices rather than provide any real economic stimulus. Slow economic growth bodes well for bonds but not necessarily for credit spreads as slower economic growth typically weighs on credit quality.

Overall, technicals remain strong in the municipal bond market. Bond valuations in the medium term are supported by strong technicals such as record levels of municipal debt maturities and calls, limited availability of gross municipal bond supply, and continued flows into the asset class. The Fund is structured for a slower growth environment with duration close to neutral, curve positioning based largely on a key rate structure as we transition to a rate-cutting cycle, a higher credit-quality bias, and a focus on sectors that should perform well as the economic growth slows.

Please see footnotes on page 7.

Wells Fargo Intermediate Tax/AMT-Free Fund  |  9

Fund expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (if any) on redemptions and (2) ongoing costs, including management fees, distribution (12b-1) and/or shareholder servicing fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from January 1, 2019 to June 30, 2019.

Actual expenses

The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and contingent deferred sales charges. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning account value 1-1-2019	Ending account value 6-30-2019	Expenses paid during the period¹	Annualized net expense ratio

Class A

Actual	$1,000.00	$1,042.51	$3.55	0.70%

Hypothetical (5% return before expenses)	$1,000.00	$1,021.32	$3.51	0.70%

Class C

Actual	$1,000.00	$1,038.66	$7.33	1.45%

Hypothetical (5% return before expenses)	$1,000.00	$1,017.60	$7.25	1.45%

Class R6

Actual	$1,000.00	$1,044.04	$2.03	0.40%

Hypothetical (5% return before expenses)	$1,000.00	$1,022.81	$2.01	0.40%

Administrator Class

Actual	$1,000.00	$1,043.93	$3.04	0.60%

Hypothetical (5% return before expenses)	$1,000.00	$1,021.82	$3.01	0.60%

Institutional Class

Actual	$1,000.00	$1,044.66	$2.28	0.45%

Hypothetical (5% return before expenses)	$1,000.00	$1,022.56	$2.26	0.45%

[1]

Expenses paid is equal to the annualized net expense ratio of each class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half-year period).

10  |  Wells Fargo Intermediate Tax/AMT-Free Fund

Portfolio of investments—June 30, 2019

	Interest rate	Maturity date	Principal	Value
Municipal Obligations: 99.80%

Alabama: 0.85%

Education Revenue: 0.04%

Auburn AL Refunding Bond Series A	4.00%	6-1-2033	$1,000,000	$1,110,010

Utilities Revenue: 0.81%

Southeast Alabama Gas Supply District Series A	4.00	4-1-2049	6,180,000	6,700,850

Southeast Alabama Gas Supply District Series B (1 Month LIBOR +0.85%) ±	2.49	6-1-2049	15,000,000	14,770,800

				21,471,650

				22,581,660

Alaska: 0.20%

Industrial Development Revenue: 0.04%

Valdez AK Marine Terminal BP Pipelines Project Series B	5.00	1-1-2021	1,000,000	1,051,780

Miscellaneous Revenue: 0.16%

Matanuska Susitna Borough AL Goose Creek Correctional Project	4.00	9-1-2030	3,870,000	4,239,624

				5,291,404

Arizona: 2.60%

Airport Revenue: 0.51%

Phoenix AZ Civic Improvement Corporation Series A	5.00	7-1-2029	5,000,000	5,182,700

Phoenix AZ Civic Improvement Corporation Series D	5.00	7-1-2036	7,000,000	8,374,660

				13,557,360

Education Revenue: 0.45%

Arizona Board of Regents University of Arizona System Series A	5.00	6-1-2037	2,645,000	3,292,708

McAllister AZ Arizona State University Hassayampa Academic Village Project	5.00	7-1-2025	750,000	899,318

Pima County AZ Community College District Series 2019	5.00	7-1-2033	450,000	552,965

Pima County AZ Community College District Series 2019	5.00	7-1-2034	500,000	611,975

Pima County AZ Community College District Series 2019	5.00	7-1-2035	600,000	731,790

Pima County AZ Community College District Series 2019	5.00	7-1-2036	500,000	607,895

Pima County AZ IDA New Plan Learning Project Series A	7.00	7-1-2021	360,000	364,259

Pima County AZ IDA New Plan Learning Project Series A	7.75	7-1-2035	4,920,000	4,983,124

				12,044,034

GO Revenue: 0.38%

Estrella Mountain Ranch AZ Community Facilities District Refunding Bond (AGM Insured)	5.00	7-15-2025	585,000	685,181

Maricopa County AZ Elementary School District #28 Kyrene Elementary School Project 2010 Series B	4.50	7-1-2024	1,575,000	1,772,001

Maricopa County AZ Elementary School District #28 Kyrene Elementary School Project 2010 Series B	4.50	7-1-2025	1,270,000	1,428,852

Maricopa County AZ Elementary School District #28 Kyrene Elementary School Project 2010 Series B	5.00	7-1-2027	420,000	480,694

Maricopa County AZ Elementary School District #28 Kyrene Elementary School Project 2010 Series B	5.50	7-1-2029	960,000	1,117,373

Phoenix AZ	5.00	7-1-2026	3,810,000	4,702,835

				10,186,936

Wells Fargo Intermediate Tax/AMT-Free Fund  |  11

Portfolio of investments—June 30, 2019

	Interest rate	Maturity date	Principal	Value
Health Revenue: 0.70%

Arizona IDA Phoenix Children Hospital (JPMorgan Chase & Company LOC) ø	1.95%	2-1-2048	$15,310,000	$15,310,000

Maricopa County AZ IDA Bond ø	2.02	1-1-2049	2,000,000	2,000,000

Maricopa County AZ IDA Bond	5.00	1-1-2048	1,000,000	1,168,080

				18,478,080

Miscellaneous Revenue: 0.14%

Arizona Refunding Bond Certificate of Participation	5.00	9-1-2027	3,040,000	3,634,107

Tax Revenue: 0.33%

Arizona Sports & Tourism Authority Series A	4.00	7-1-2020	1,365,000	1,396,327

Arizona Sports & Tourism Authority Series A	5.00	7-1-2021	795,000	843,885

Arizona Sports & Tourism Authority Series A	5.00	7-1-2022	1,000,000	1,089,990

San Luis AZ Pledged Excise Tax Series A (Build America Mutual Assurance Company Insured)	5.00	7-1-2027	450,000	519,606

San Luis AZ Pledged Excise Tax Series A (Build America Mutual Assurance Company Insured)	5.00	7-1-2028	700,000	806,827

San Luis AZ Pledged Excise Tax Series A (Build America Mutual Assurance Company Insured)	5.00	7-1-2034	3,680,000	4,195,384

				8,852,019

Utilities Revenue: 0.09%

Salt River Project AZ Electric System Revenue Bond 2017 Series A	5.00	1-1-2034	2,000,000	2,471,740

				69,224,276

California: 8.29%

Airport Revenue: 0.18%

Sacramento CA Airport System Senior Bond	5.00	7-1-2025	2,000,000	2,072,880

Sacramento CA Airport System Senior Bond Series B	5.00	7-1-2032	600,000	751,794

Sacramento CA Airport System Senior Bond Series B	5.00	7-1-2033	500,000	623,655

Sacramento CA Airport System Senior Bond Series B	5.00	7-1-2034	1,000,000	1,240,510

				4,688,839

Education Revenue: 0.51%

California Statewide CDA Series A	6.90	8-1-2031	1,860,000	2,040,773

University of California General Project Unrefunded Bond Series Q	5.25	5-15-2024	65,000	65,203

University of California Limited Project Prerefunded Bond Series G	5.00	5-15-2037	5,180,000	5,742,807

University of California Limited Project Unrefunded Bond Series G	5.00	5-15-2037	5,210,000	5,692,394

				13,541,177

GO Revenue: 3.89%

California	5.25	3-1-2024	5,000,000	5,135,100

California	5.25	3-1-2030	1,440,000	1,477,642

California	6.00	3-1-2033	2,510,000	2,587,835

California Refunding Bond	5.00	4-1-2032	9,000,000	12,130,200

California Various Purposes	5.00	8-1-2030	1,500,000	1,829,955

California Various Purposes	5.00	8-1-2032	6,700,000	8,100,568

Cerritos CA Community College District CAB Series D ¤	0.00	8-1-2025	1,800,000	1,609,524

Compton CA Community College District Election of 2002 CAB Series C ¤	0.00	8-1-2029	1,565,000	1,208,493

Compton CA Community College District Election of 2002 CAB Series C ¤	0.00	8-1-2031	2,400,000	1,702,992

Emery CA Unified School District Election of 2010 Series A (AGM Insured)	6.25	8-1-2031	4,500,000	4,976,325

Monterey County CA Alisal Union School District Series A (Build America Mutual Assurance Company Insured)	5.25	8-1-2042	1,500,000	1,820,715

12  |  Wells Fargo Intermediate Tax/AMT-Free Fund

Portfolio of investments—June 30, 2019

	Interest rate	Maturity date	Principal	Value
GO Revenue (continued)

New Haven CA Unified School District CAB Project (AGC Insured) ¤	0.00%	8-1-2033	$5,590,000	$3,816,293

Northern Humboldt CA High School District Election of 2010 Series A	6.50	8-1-2034	1,145,000	1,271,820

Oakland CA Unified School District Alameda County Election of 2006 Series A	6.50	8-1-2020	1,730,000	1,737,456

Oakland CA Unified School District Alameda County Election of 2009 Series A	6.25	8-1-2019	1,285,000	1,290,089

Oakland CA Unified School District Alameda County Election of 2012	6.25	8-1-2028	2,000,000	2,211,700

Oakland CA Unified School District Alameda County Election of 2012	6.25	8-1-2030	2,000,000	2,211,700

Oxnard CA School District Series A (National Insured)	5.75	8-1-2030	1,825,000	2,090,957

Patterson CA Unified School District CAB Election of 2008 Project Series B (AGM Insured) ¤	0.00	8-1-2033	3,000,000	2,033,910

Peralta CA Community College District Alameda County	5.00	8-1-2023	3,045,000	3,389,999

Peralta CA Community College District Alameda County	5.00	8-1-2024	3,000,000	3,334,110

Rio Hondo CA Community College District ¤	0.00	8-1-2030	2,315,000	1,790,838

San Diego CA Community College District Election of 2012	5.00	8-1-2032	3,095,000	3,540,742

San Diego CA Unified School District Election of 1998 Series E-2 (AGM Insured)	5.50	7-1-2027	5,000,000	6,593,050

San Jose CA Libraries & Parks Project	5.13	9-1-2031	6,110,000	6,127,902

State of California Series A4 (Citibank NA LOC) ø	1.53	5-1-2034	10,000,000	10,000,000

Sylvan CA Unified School District CAB Election of 2006 (AGM Insured) ¤	0.00	8-1-2031	2,590,000	1,875,419

Sylvan CA Unified School District CAB Election of 2006 (AGM Insured) ¤	0.00	8-1-2032	2,800,000	1,944,348

Tustin CA Unified School District #88-1 Election of 2008 Series B	6.00	8-1-2036	1,500,000	1,651,080

West Contra Costa CA Unified School District Election of 2005 Series C-1 (AGC Insured) ¤	0.00	8-1-2026	4,620,000	4,018,661

				103,509,423

Health Revenue: 1.23%

California Municipal Finance Authority Institute of Aging Project	5.00	8-15-2032	975,000	1,193,244

California Municipal Finance Authority Institute of Aging Project	5.00	8-15-2033	1,150,000	1,396,641

California Statewide CDA Series C	5.25	8-15-2031	3,000,000	3,239,190

California Tender Option Bond Trust Receipts/Floater Certificates Series 2017-013 (Barclays Bank plc LOC, Barclays Bank plc LIQ) 144Aø	2.02	8-15-2051	8,710,000	8,710,000

University of California Medical Center Prerefunded Bond Series J	5.25	5-15-2030	13,135,000	15,151,091

University of California Medical Center Unrefunded Bond Series J	5.25	5-15-2030	1,865,000	2,131,191

Washington Township CA Health Care District Series A	5.00	7-1-2019	905,000	905,000

				32,726,357

Miscellaneous Revenue: 0.90%

Anaheim CA PFA Convention Center Expansion Project Series A	5.00	5-1-2039	2,500,000	2,852,200

California Public Works Board Various Judicial Council Project Series D	5.25	12-1-2026	1,000,000	1,092,800

California Public Works University of California Board of Regents Series G	5.00	12-1-2030	12,110,000	13,231,870

Foothill De Anza CA Community College District Certificate of Participation	5.00	4-1-2033	500,000	580,445

Gold Coast Transit District California Transit Finance Corporation Certificate of Participation	5.00	7-1-2027	520,000	643,703

Richmond CA Joint Powers Financing Authority Point Potrero Series A	6.25	7-1-2024	2,700,000	2,710,530

San Diego CA PFFA Capital Improvement Projects Series B	5.00	10-15-2027	500,000	613,815

San Diego CA PFFA Capital Improvement Projects Series B	5.00	10-15-2028	1,000,000	1,223,560

Santa Ana CA Financing Authority Police Administration and Holding Facilities Prerefunded Balance Bond (National Insured)	6.25	7-1-2019	500,000	500,000

Santa Ana CA Financing Authority Police Administration and Holding Facilities Unrefunded Balance Bond (National Insured)	6.25	7-1-2019	500,000	500,000

				23,948,923

Wells Fargo Intermediate Tax/AMT-Free Fund  |  13

Portfolio of investments—June 30, 2019

	Interest rate	Maturity date	Principal	Value
Tax Revenue: 0.05%

San Jose CA RDA Series A-1	5.50%	8-1-2030	$1,355,000	$1,418,400

Transportation Revenue: 0.38%

Bay Area CA Toll Authority Toll Bridge Series A (SIFMA Municipal Swap +1.25%) ±	3.15	4-1-2036	9,810,000	10,118,230

Utilities Revenue: 0.78%

California Municipal Finance Authority	5.00	10-1-2025	1,500,000	1,835,535

M-S-R California Energy Authority Gas Series B	7.00	11-1-2034	2,000,000	2,998,180

M-S-R California Energy Authority Gas Series C	7.00	11-1-2034	3,000,000	4,497,270

Northern California Power Agency Series A	5.25	8-1-2023	5,150,000	5,265,721

Sacramento CA MUD Series B	5.00	8-15-2030	1,075,000	1,229,800

Southern California Public Power Authority Milford Wind Corridor Project #1	5.00	7-1-2024	5,000,000	5,095,150

				20,921,656

Water & Sewer Revenue: 0.37%

California Department of Water Resources Central Valley Project Series AT (SIFMA Municipal Swap +0.37%) ±	2.27	12-1-2035	10,000,000	9,999,600

				220,872,605

Colorado: 0.70%

Education Revenue: 0.05%

Colorado ECFA University of Denver Project (National Insured)	5.25	3-1-2025	1,110,000	1,298,034

GO Revenue: 0.28%

Adams County CO 12 Five Star Schools Series B	5.00	12-15-2028	3,800,000	4,686,274

Mesa County CO Valley School District # 51 Grand Junction	5.50	12-1-2035	2,175,000	2,755,442

				7,441,716

Industrial Development Revenue: 0.12%

Denver CO Convention Center Hotel Authority Refunding Bond	5.00	12-1-2023	3,000,000	3,367,230

Miscellaneous Revenue: 0.25%

Adams County CO Refunding & Improvement Certificate of Participation	5.00	12-1-2021	830,000	900,865

Regents of the University of Colorado Certificate of Participation Series A	5.00	11-1-2028	5,000,000	5,689,050

				6,589,915

				18,696,895

Connecticut: 3.32%

Education Revenue: 1.69%

Connecticut HEFAR Yale University Issue Series A	1.00	7-1-2042	25,000,000	25,000,000

Connecticut HEFAR Yale University Issue Series A	2.05	7-1-2035	10,000,000	10,146,400

Connecticut HEFAR Yale University Issue Series A-2	2.00	7-1-2042	3,425,000	3,474,252

University of Connecticut Series A	5.00	3-15-2027	1,000,000	1,199,340

University of Connecticut Series A	5.00	3-15-2032	4,355,000	5,116,820

				44,936,812

GO Revenue: 0.91%

Connecticut Series A	5.00	3-1-2029	2,500,000	2,841,075

Connecticut Series B	5.00	6-15-2027	3,000,000	3,522,720

Connecticut Series F	5.00	11-15-2032	300,000	348,510

Hamden CT	4.00	8-15-2020	1,235,000	1,271,087

14  |  Wells Fargo Intermediate Tax/AMT-Free Fund

Portfolio of investments—June 30, 2019

	Interest rate	Maturity date	Principal	Value
GO Revenue (continued)

Hamden CT	4.00%	8-15-2021	$1,235,000	$1,302,876

Hamden CT (AGM Insured)	5.00	8-15-2022	1,000,000	1,098,190

Hamden CT Prerefunded Bond (AGM Insured)	5.00	8-15-2021	125,000	134,473

Hamden CT Refunding Bond Series A (Build America Mutual Assurance Company Insured)	5.00	8-15-2029	500,000	606,145

Hamden CT Refunding Bond Series A (Build America Mutual Assurance Company Insured)	5.00	8-15-2030	1,200,000	1,440,684

Hamden CT Series A (Build America Mutual Assurance Company Insured)	5.00	8-15-2026	2,000,000	2,388,700

Hamden CT Series A (Build America Mutual Assurance Company Insured)	5.00	8-15-2027	1,200,000	1,447,596

Hamden CT Unrefunded Bond (AGM Insured)	5.00	8-15-2021	875,000	933,765

Hartford CT Series A (AGM Insured)	5.00	4-1-2022	3,010,000	3,292,910

Hartford CT Series A (AGM Insured)	5.00	7-1-2026	1,000,000	1,182,130

Hartford CT Series C (AGM Insured)	5.00	7-15-2022	2,320,000	2,560,213

				24,371,074

Health Revenue: 0.36%

Connecticut HEFA Yale New Haven Hospital Series C (JPMorgan Chase & Company LOC) ø	1.95	7-1-2025	9,500,000	9,500,000

Miscellaneous Revenue: 0.32%

Connecticut Series A (SIFMA Municipal Swap +0.85%) ±	2.75	3-1-2022	3,000,000	3,022,440

Connecticut Series A (SIFMA Municipal Swap +1.25%) ±	3.15	4-15-2020	3,300,000	3,325,047

Connecticut Series G	4.00	10-15-2026	1,985,000	2,117,042

				8,464,529

Tax Revenue: 0.04%

Connecticut Special Tax Obligation Bonds Transportation Infrastructure Purposes Series A	5.00	8-1-2030	1,000,000	1,166,550

				88,438,965

Delaware: 0.08%

Education Revenue: 0.08%

Delaware EDA Odyssey Charter School Project Series B 144A	6.75	9-1-2035	2,000,000	2,158,360

District of Columbia: 1.29%

Education Revenue: 0.10%

District of Columbia Howard University Series A	5.75	10-1-2026	2,510,000	2,628,698

GO Revenue: 0.53%

District of Columbia Series 2014C	5.00	6-1-2034	3,000,000	3,449,220

District of Columbia Series 2014C	5.00	6-1-2035	1,620,000	1,859,290

District of Columbia Series 2016A	5.00	6-1-2033	5,000,000	5,977,750

District of Columbia Series 2017A	5.00	6-1-2033	2,400,000	2,928,192

				14,214,452

Miscellaneous Revenue: 0.42%

District of Columbia Federal Highway Grant Anticipation Bond	5.00	12-1-2023	1,000,000	1,113,930

District of Columbia Federal Highway Grant Anticipation Bond	5.00	12-1-2025	3,520,000	3,901,181

District of Columbia Federal Highway Grant Anticipation Bond	5.25	12-1-2025	2,630,000	2,766,970

District of Columbia Medical Association of Colleges Series B	5.00	10-1-2024	3,095,000	3,309,360

				11,091,441

Wells Fargo Intermediate Tax/AMT-Free Fund  |  15

Portfolio of investments—June 30, 2019

	Interest rate	Maturity date	Principal	Value
Transportation Revenue: 0.14%

Washington Metropolitan Area Transit Authority Series B	5.00%	7-1-2032	$3,000,000	$3,658,560

Water & Sewer Revenue: 0.10%

District of Columbia Water & Sewer Authority Public Utility Senior Lien Series A	5.00	10-1-2037	2,260,000	2,753,810

				34,346,961

Florida: 4.87%

Airport Revenue: 0.09%

Jacksonville FL Port Authority Series B	5.00	11-1-2035	2,045,000	2,489,072

Education Revenue: 0.06%

Florida Development Finance Corporation Renaissance Charter School Series A	5.00	9-15-2020	665,000	670,766

Florida HEFAR	4.00	4-1-2021	1,000,000	1,042,940

				1,713,706

GO Revenue: 0.05%

Plantation FL Ad Valorem Bond	5.00	7-1-2031	1,155,000	1,417,924

Health Revenue: 1.07%

ACTS Retirement Life Communities Incorporated Obligated Group Escambia County Health Facilities Authority Refunding Bonds Series 2003B (AGC Insured, TD Bank NA SPA) ø	2.05	11-15-2029	2,400,000	2,400,000

Florida Health System Lee Memorial Hospital Series A	5.00	4-1-2036	4,500,000	5,442,930

Jacksonville FL HCFR Baptist Health Series D ø	1.85	8-1-2036	13,000,000	13,000,000

Jacksonville FL HCFR Baptist Health Series E ø	1.85	8-1-2036	5,000,000	5,000,000

Miami-Dade County FL Health Facilities Authority Nicklaus Children’s Hospital Project	5.00	8-1-2031	500,000	598,605

Miami-Dade County FL Health Facilities Authority Nicklaus Children’s Hospital Project	5.00	8-1-2033	1,645,000	1,954,869

				28,396,404

Industrial Development Revenue: 0.12%

Saint Lucie County FL Florida Power & Light Company ø	1.93	9-1-2028	3,100,000	3,100,000

Miscellaneous Revenue: 2.06%

Boynton FL PFA Capital Improvement Series 2018	4.00	7-1-2030	2,090,000	2,344,144

Boynton FL PFA Capital Improvement Series 2018	5.00	7-1-2035	3,590,000	4,317,047

Broward County FL School Board Certificate of Participation Series A	5.00	7-1-2024	5,000,000	5,851,550

Cityplace Florida Community Development District Special Assessment	5.00	5-1-2021	2,945,000	3,122,407

Duval County FL School Board Certificate of Participation Series B	5.00	7-1-2028	2,500,000	2,939,700

Duval County FL School Board Certificate of Participation Series B	5.00	7-1-2029	5,000,000	5,876,700

Miami-Dade County FL School Board Certificate of Participation Series A	5.00	5-1-2031	3,000,000	3,445,230

Miami-Dade County FL School Board Certificate of Participation Series D	5.00	11-1-2027	6,600,000	7,650,522

Monroe County FL School Board Certificate of Participation Series A	5.00	6-1-2034	1,500,000	1,797,045

Monroe County FL School Board Certificate of Participation Series A	5.00	6-1-2035	1,000,000	1,194,210

Orange County FL School Board Certificate of Participation Series C	5.00	8-1-2029	2,000,000	2,366,900

Orlando FL Senior Tourist Development 6th Cent Contract Payment Bond Series A (AGM Insured)	5.00	11-1-2032	2,000,000	2,421,060

Orlando FL Senior Tourist Development 6th Cent Contract Payment Bond Series A (AGM Insured)	5.00	11-1-2033	4,500,000	5,430,330

Orlando FL Senior Tourist Development 6th Cent Contract Payment Bond Series A (AGM Insured)	5.00	11-1-2034	600,000	719,952

Palm Beach County FL Refunding Bond	5.00	5-1-2029	2,000,000	2,425,320

16  |  Wells Fargo Intermediate Tax/AMT-Free Fund

Portfolio of investments—June 30, 2019

	Interest rate	Maturity date	Principal	Value
Miscellaneous Revenue (continued)

University of South Florida Financing Corporation Certificate of Participation Master Lease Program Series A	5.00%	7-1-2022	$1,730,000	$1,908,571

University of South Florida Financing Corporation Certificate of Participation Master Lease Program Series A	5.00	7-1-2023	815,000	922,645

				54,733,333

Tax Revenue: 0.69%

Miami-Dade County FL Public Services (AGM Insured)	4.00	10-1-2019	3,440,000	3,462,188

Miami-Dade County FL Public Services (AGM Insured)	4.00	10-1-2020	3,600,000	3,717,540

Miami-Dade County FL Public Services (AGM Insured)	4.00	4-1-2021	2,485,000	2,597,421

Miami-Dade County FL Special Obligation Series A	5.00	10-1-2023	700,000	777,707

Polk County FL School District	5.00	10-1-2033	2,900,000	3,675,257

Tampa FL Sports Authority Stadium Project	5.00	1-1-2025	3,550,000	4,211,614

				18,441,727

Transportation Revenue: 0.45%

Florida Department of Transportation Turnpike System Series A	5.00	7-1-2023	3,910,000	4,470,538

Florida Department of Transportation Turnpike System Series A	5.00	7-1-2025	4,950,000	5,976,482

Florida Mid-Bay Bridge Authority Series A	5.00	10-1-2025	1,250,000	1,465,588

				11,912,608

Utilities Revenue: 0.19%

Escambia County FL Pollution Control Gulf Power Company Project ø	1.98	7-1-2022	5,000,000	5,000,000

Water & Sewer Revenue: 0.09%

Daytona Beach FL Utility System (AGM Insured)	5.00	11-1-2022	2,205,000	2,454,209

				129,658,983

Georgia: 2.53%

Education Revenue: 0.13%

Private Colleges & Universities Authority of Georgia Series A	5.00	10-1-2021	3,330,000	3,564,432

Health Revenue: 0.40%

Georgia Tender Option Bond Trust Receipts/Floater Certificates Series 2015-XF1016 (Barclays Bank plc LIQ) 144Aø	1.95	8-15-2049	10,520,000	10,520,000

Industrial Development Revenue: 0.08%

Monroe County GA PCR Georgia Power Company Plant Scherer Project	2.35	10-1-2048	2,000,000	2,019,560

Utilities Revenue: 1.92%

Burke County GA Development Authority Georgia Power Company Plant Vogtle Project	2.25	10-1-2032	4,800,000	4,842,144

Burke County GA Development Authority Oglethorpe Power Corporation Vogtle Project Series E	3.25	11-1-2045	6,000,000	6,212,820

Floyd County GA PCR Georgia Power Company Plant Hammond Project	2.35	7-1-2022	1,000,000	1,009,780

Georgia Public Gas Partners Incorporated Series A	5.00	10-1-2019	5,000,000	5,042,250

Main Street Natural Gas Incorporated Georgia Gas Project Series A	5.00	5-15-2029	2,600,000	3,220,932

Main Street Natural Gas Incorporated Georgia Gas Project Series A	5.50	9-15-2022	1,000,000	1,113,180

Main Street Natural Gas Incorporated Georgia Gas Project Series B	4.00	8-1-2049	10,000,000	11,093,100

Main Street Natural Gas Incorporated Georgia Gas Project Series C	4.00	8-1-2048	2,500,000	2,731,325

Main Street Natural Gas Incorporated Georgia Gas Project Subordinate Bond Series A (Royal Bank of Canada LIQ)	4.00	4-1-2048	5,500,000	5,989,610

Wells Fargo Intermediate Tax/AMT-Free Fund  |  17

Portfolio of investments—June 30, 2019

	Interest rate	Maturity date	Principal	Value
Utilities Revenue (continued)

Main Street Natural Gas Incorporated Georgia Gas Project Subordinate Bond Series B (1 Month LIBOR +0.75%) ±	2.39%	4-1-2048	$10,000,000	$9,891,100

				51,146,241

				67,250,233

Guam: 0.27%

Airport Revenue: 0.10%

Guam International Airport Authority	5.00	10-1-2022	1,000,000	1,080,240

Guam International Airport Authority	5.00	10-1-2023	1,500,000	1,601,790

				2,682,030

Tax Revenue: 0.05%

Guam Government Business Privilege Tax Bond Series A	5.00	1-1-2020	1,365,000	1,385,161

Water & Sewer Revenue: 0.12%

Guam Government Waterworks Authority	5.25	7-1-2020	350,000	360,822

Guam Government Waterworks Authority	5.25	7-1-2033	2,500,000	2,723,700

				3,084,522

				7,151,713

Hawaii: 0.38%

GO Revenue: 0.38%

Honolulu HI Rail Transit Project Series H (SIFMA Municipal Swap +0.30%) ±	2.20	9-1-2022	2,500,000	2,499,500

Honolulu HI Rail Transit Project Series H (SIFMA Municipal Swap +0.32%) ±	2.22	9-1-2025	2,500,000	2,499,500

Honolulu HI Rail Transit Project Series H (SIFMA Municipal Swap +0.32%) ±	2.22	9-1-2028	5,000,000	4,999,000

				9,998,000

Illinois: 14.60%

Airport Revenue: 1.31%

Chicago IL O’Hare International Airport Senior Lien (AGM Insured)	5.13	1-1-2030	2,610,000	2,909,210

Chicago IL O’Hare International Airport Senior Lien (AGM Insured)	5.13	1-1-2031	3,335,000	3,711,321

Chicago IL O’Hare International Airport Senior Lien	5.25	1-1-2032	8,755,000	9,735,823

Chicago IL O’Hare International Airport Senior Lien Series B	5.00	1-1-2030	8,000,000	9,248,720

Chicago IL O’Hare International Airport Senior Lien Series B	5.00	1-1-2036	1,500,000	1,824,270

Chicago IL O’Hare International Airport Third Lien Series C (AGC Insured)	5.25	1-1-2025	4,075,000	4,153,485

Chicago IL O’Hare International Airport Third Lien Series F	4.25	1-1-2021	735,000	745,268

Peoria IL Metropolitan Airport Authority Series D	5.00	12-1-2027	2,250,000	2,708,753

				35,036,850

Education Revenue: 0.63%

Illinois Finance Authority Academic Facilities University of Illinois at Urbana-Champaign Project Series A	5.00	10-1-2026	450,000	541,683

Illinois Finance Authority Academic Facilities University of Illinois at Urbana-Champaign Project Series A	5.00	10-1-2031	400,000	495,680

Illinois Finance Authority Academic Facilities University of Illinois at Urbana-Champaign Project Series A	5.00	10-1-2039	700,000	842,940

Illinois Finance Authority Bradley University Project Series C	5.00	8-1-2032	1,250,000	1,469,575

Illinois Finance Authority Student Housing Illinois State University Project	5.50	4-1-2021	1,930,000	2,010,192

Illinois Finance Authority Wesleyan University	5.00	9-1-2026	680,000	805,331

18  |  Wells Fargo Intermediate Tax/AMT-Free Fund

Portfolio of investments—June 30, 2019

	Interest rate	Maturity date	Principal	Value
Education Revenue (continued)

Northern Illinois University Board of Trustees Certificate of Participation (AGM Insured)	5.00%	9-1-2022	$1,325,000	$1,452,982

Northern Illinois University Board of Trustees Certificate of Participation (AGM Insured)	5.00	9-1-2024	1,000,000	1,142,100

University of Illinois Auxiliary Facilities Systems CAB ¤	0.00	4-1-2020	8,270,000	8,152,731

				16,913,214

GO Revenue: 4.55%

Bolingbrook, Will & DuPage Counties IL Series A (AGM Insured)	5.00	1-1-2023	650,000	719,440

Chicago IL Board of Education CAB School Reform Series B-1 (National Insured) ¤	0.00	12-1-2025	3,380,000	2,809,862

Chicago IL Board of Education CAB School Reform Series B-1 (National Insured) ¤	0.00	12-1-2026	4,030,000	3,243,747

Chicago IL Board of Education Series F	5.00	12-1-2020	2,375,000	2,473,800

Chicago IL CAB Series C ¤	0.00	1-1-2023	2,500,000	2,259,575

Chicago IL Metropolitan Reclamation Series B	5.00	12-1-2025	2,500,000	2,706,000

Chicago IL Park District Series A	5.00	1-1-2036	2,250,000	2,367,585

Chicago IL Park District Series B	5.00	1-1-2021	3,765,000	3,933,408

Chicago IL Park District Series B (Build America Mutual Assurance Company Insured)	5.00	1-1-2029	2,000,000	2,235,500

Chicago IL Park District Series C	5.00	1-1-2022	1,615,000	1,725,531

Chicago IL Series A	5.00	1-1-2025	750,000	817,845

Chicago IL Series C	4.00	1-1-2020	1,505,000	1,518,620

Chicago IL Series C	5.00	1-1-2026	5,000,000	5,605,500

Chicago IL Series G (Ambac Insured)	5.00	12-1-2024	13,465,000	13,517,917

Cook County IL	5.00	11-15-2035	1,300,000	1,463,397

Cook County IL Community College District #508	5.25	12-1-2025	1,425,000	1,553,977

Cook County IL Community College District #508	5.25	12-1-2027	1,295,000	1,401,410

Cook County IL Community College District #508	5.25	12-1-2028	1,250,000	1,346,588

Cook County IL Community College District #508	5.25	12-1-2030	3,000,000	3,210,030

Cook County IL Community College District #508	5.25	12-1-2031	3,200,000	3,415,232

Cook County IL Series A	5.00	11-15-2031	1,000,000	1,139,120

Cook County IL Series A	5.25	11-15-2022	7,240,000	7,590,416

Cook County IL Series A	5.25	11-15-2023	7,680,000	8,049,869

Cook County IL Series A	5.25	11-15-2024	2,200,000	2,360,996

Cook County IL Series B	5.00	11-15-2023	600,000	675,744

Cook County IL Series C	5.00	11-15-2021	1,460,000	1,568,566

Cook County IL Series C	5.00	11-15-2024	2,175,000	2,388,041

Cook County IL Series C	5.00	11-15-2025	2,450,000	2,679,737

DuPage, Cook & Will Counties IL Community College District #502 Series A	5.00	6-1-2022	2,650,000	2,920,141

Homer, Glen, Will & Cook Village Counties IL Series A	4.00	12-1-2019	1,000,000	1,010,800

Homer, Glen, Will & Cook Village Counties IL Series A	5.00	12-1-2021	1,015,000	1,030,266

Illinois (AGM Insured)	5.00	1-1-2023	2,450,000	2,491,062

Illinois (AGM Insured)	5.00	4-1-2026	5,000,000	5,633,850

Illinois	4.75	4-1-2020	2,650,000	2,655,698

Illinois Series A	5.00	4-1-2023	4,500,000	4,938,795

Illinois Series A (AGM Insured)	5.00	4-1-2024	2,500,000	2,766,775

Kane, Cook & DuPage Counties IL School District #46 Prerefunded Balance Bond Series B	4.50	1-1-2024	1,170,000	1,259,599

Kane, Cook & DuPage Counties IL School District #46 Unrefunded Balance Bond Series B	4.50	1-1-2024	3,100,000	3,316,008

Kendall, Kane & Will Counties IL Unified School District Series A	5.00	2-1-2023	1,000,000	1,052,950

McHenry & Kane Counties IL Community Consolidated School District #158	5.63	1-15-2031	2,000,000	2,177,960

Wells Fargo Intermediate Tax/AMT-Free Fund  |  19

Portfolio of investments—June 30, 2019

	Interest rate	Maturity date	Principal	Value

GO Revenue (continued)

McHenry & Lake Counties IL Community Consolidated School District #26 (AGM Insured)	5.00%	2-1-2020	$1,455,000	$1,485,162

Springfield IL	5.00	12-1-2021	850,000	910,818

Springfield IL	5.00	12-1-2023	570,000	640,902

Stephenson County IL School District #145 Series A (AGM Insured)	5.00	2-1-2033	750,000	899,880

Waukegan IL Series B (AGM Insured)	4.00	12-30-2024	1,030,000	1,138,418

				121,106,537

Health Revenue: 0.14%

Illinois Development Finance Authority Evanston Northwestern Healthcare Corporation Series B (JPMorgan Chase & Company SPA) ø	1.95	5-1-2031	1,250,000	1,250,000

Illinois Finance Authority Ann & Robert H. Laurie Children’s Hospital Project of Chicago	5.00	8-15-2034	1,000,000	1,192,870

Illinois Finance Authority Edward Elmhurst Healthcare Series A	5.00	1-1-2026	1,000,000	1,174,320

				3,617,190

Miscellaneous Revenue: 0.80%

Chicago IL Board of Education Series C	5.00	12-1-2021	5,000,000	5,260,700

Illinois	5.00	7-1-2023	5,065,000	5,589,025

Illinois	5.00	8-1-2024	1,000,000	1,075,560

Illinois	5.50	7-1-2026	2,300,000	2,553,138

Peoria IL Public Building Commission Illinois School District Facilities Refunding Bond (Build America Mutual Assurance Company Insured)	5.00	12-1-2023	4,040,000	4,602,974

Peoria IL Public Building Commission Illinois School District Facilities Refunding Bond (Build America Mutual Assurance Company Insured)	5.00	12-1-2024	1,000,000	1,165,740

University of Illinois Board of Trustees Certificate of Participation Unrefunded Bond Series B (AGM Insured)	5.00	10-1-2020	955,000	957,502

				21,204,639

Tax Revenue: 5.82%

Chicago IL Sales Tax Refunding Bond	5.00	1-1-2026	5,140,000	6,097,788

Chicago IL Sales Tax Refunding Bond	5.00	1-1-2027	3,000,000	3,559,020

Chicago IL Sales Tax Refunding Bond	5.00	1-1-2030	2,075,000	2,461,656

Chicago IL Sales Tax Securitization Bond Series C	5.00	1-1-2027	3,500,000	4,128,180

Chicago IL Sales Tax Securitization Bond Series C	5.25	1-1-2035	4,700,000	5,602,494

Chicago IL Transit Authority Sales Tax Receipts	5.25	12-1-2027	2,600,000	2,797,210

Cook County IL Sales Tax Bond	5.00	11-15-2033	4,000,000	4,732,680

Cook County IL Sales Tax Bond	5.25	11-15-2035	2,000,000	2,387,780

Illinois	5.00	6-15-2023	16,150,000	17,694,909

Illinois Junior Obligation	5.00	6-15-2025	6,000,000	6,551,160

Illinois Regional Transportation Authority (National Insured)	6.50	7-1-2026	8,615,000	10,829,830

Illinois Sales Tax Revenue Build Illinois Bond	5.00	6-15-2029	1,000,000	1,049,130

Illinois Series A	5.00	1-1-2027	10,625,000	11,247,200

Illinois Sports Facilities Authority State Tax Supported Refunding Bond (AGM Insured)	5.00	6-15-2028	2,500,000	2,795,450

Illinois Sports Facilities Authority State Tax Supported Refunding Bond (AGM Insured)	5.25	6-15-2030	4,000,000	4,487,640

Illinois Sports Facilities Authority State Tax Supported Refunding Bond (AGM Insured)	5.25	6-15-2032	3,000,000	3,346,140

Illinois Tender Option Bond Trust Receipts/Floater Certificates Series 2018-XF0603 (Royal Bank of Canada LIQ) 144Aø	2.05	1-1-2026	2,265,000	2,265,000

Illinois Tender Option Bond Trust Receipts/Floater Certificates Series 2018-XM0713 (Morgan Stanley Bank LIQ) 144Aø	2.05	1-1-2043	17,000,000	17,000,000

20  |  Wells Fargo Intermediate Tax/AMT-Free Fund

Portfolio of investments—June 30, 2019

	Interest rate	Maturity date	Principal	Value
Tax Revenue (continued)

Metropolitan Pier & Exposition Authority CAB McCormick Place Expansion Project Series A (National Insured) ¤	0.00%	12-15-2029	$35,200,000	$25,879,040

Metropolitan Pier & Exposition Authority CAB McCormick Place Expansion Project Series A (National Insured) ¤	0.00	12-15-2030	12,800,000	9,007,872

Metropolitan Pier & Exposition Authority CAB McCormick Place Expansion Project Series B (National Insured) ¤	0.00	6-15-2029	10,000,000	7,501,000

Metropolitan Pier & Exposition Authority McCormick Place Expansion Project Series B	5.00	12-15-2028	1,945,000	2,072,825

Southwestern Illinois Development Authority Local Government Program Collinsville Limited	5.00	3-1-2025	1,875,000	1,541,438

				155,035,442

Tobacco Revenue: 0.13%

Railsplitter IL Tobacco Settlement Authority	5.00	6-1-2024	3,000,000	3,449,220

Transportation Revenue: 0.15%

Illinois Toll Highway Authority Series A-1	5.25	1-1-2026	3,850,000	3,922,226

Utilities Revenue: 0.14%

Illinois Finance Authority Clean Water Initiative Revolving Fund Bond	5.25	7-1-2035	3,000,000	3,806,250

Water & Sewer Revenue: 0.93%

Chicago IL Second Lien	5.00	11-1-2022	1,730,000	1,907,706

Chicago IL Second Lien	5.00	11-1-2023	1,515,000	1,666,545

Chicago IL Second Lien	5.00	11-1-2025	620,000	678,206

Chicago IL Second Lien	5.00	11-1-2026	2,000,000	2,188,680

Chicago IL Second Lien	5.00	11-1-2028	3,000,000	3,265,230

Chicago IL Second Lien	5.00	11-1-2029	1,490,000	1,617,052

Chicago IL Second Lien	5.00	11-1-2033	1,000,000	1,121,220

Chicago IL Waste Water Transmission Second Lien	5.00	1-1-2022	1,340,000	1,445,565

Chicago IL Waste Water Transmission Second Lien	5.00	1-1-2023	2,335,000	2,512,950

Chicago IL Waste Water Transmission Second Lien	5.00	1-1-2024	2,000,000	2,149,980

Chicago IL Waste Water Transmission Second Lien	5.00	1-1-2027	2,670,000	2,990,400

Chicago IL Waste Water Transmission Second Lien	5.00	1-1-2032	1,000,000	1,101,680

Chicago IL Waste Water Transmission Second Lien	5.00	1-1-2033	1,000,000	1,097,920

Chicago IL Waste Water Transmission Second Lien	5.00	1-1-2034	1,000,000	1,093,180

				24,836,314

				388,927,882

Indiana: 1.11%

Education Revenue: 0.04%

University of Southern Indiana Student Fee Series J (AGC Insured)	5.00	10-1-2019	1,000,000	1,009,030

Health Revenue: 0.19%

Indiana HFFA Ascension Health Subordinate Bond Credit Group Series A-3	1.35	11-1-2027	2,500,000	2,497,025

Knox County IN EDA Series A	5.00	4-1-2022	925,000	983,099

Knox County IN EDA Series A	5.00	4-1-2023	665,000	705,937

Knox County IN EDA Series A	5.00	4-1-2026	750,000	793,830

				4,979,891

Miscellaneous Revenue: 0.63%

Dubois IN Greater Jasper School Building Corporation First Mortgage Bond	5.00	7-15-2029	1,500,000	1,896,195

Indiana Bond Bank Special Program Series A (AGM Insured)	5.00	9-1-2022	1,545,000	1,678,751

Wells Fargo Intermediate Tax/AMT-Free Fund  |  21

Portfolio of investments—June 30, 2019

	Interest rate	Maturity date	Principal	Value
Miscellaneous Revenue (continued)

Indiana Finance Authority Stadium Project Series A	5.25%	2-1-2028	$2,000,000	$2,405,600

Indianapolis IN Local Public Improvement Bond Bank Series E	5.00	1-1-2027	760,000	923,879

Indianapolis IN Local Public Improvement Bond Bank Series E	5.00	1-1-2028	1,000,000	1,213,940

Indianapolis IN Local Public Improvement Bond Bank Series E	5.00	1-1-2029	735,000	888,960

Indianapolis IN Local Public Improvement Bond Bank Series E	5.00	1-1-2030	1,375,000	1,655,954

Indianapolis IN Local Public Improvement Bond Bank Series E	5.00	1-1-2031	1,000,000	1,198,440

Indianapolis IN Local Public Improvement Bond Bank Series E	5.00	1-1-2033	1,545,000	1,839,091

Indianapolis IN Local Public Improvement Bond Bank Series E	5.00	1-1-2034	2,000,000	2,361,000

Valparaiso IN Multi-Schools Building Corporation	5.00	7-15-2024	750,000	875,430

				16,937,240

Water & Sewer Revenue: 0.25%

Indiana Finance Authority First Lien Wastewater Utility Clean Water Project Series A	5.00	10-1-2030	2,315,000	2,677,460

Indiana Finance Authority First Lien Wastewater Utility Clean Water Project Series A	5.00	10-1-2031	1,035,000	1,193,469

Indiana Finance Authority First Lien Wastewater Utilities Clean Water Act Authority Project Series A	5.25	10-1-2038	2,500,000	2,693,725

				6,564,654

				29,490,815

Iowa: 0.43%

GO Revenue: 0.10%

Altoona IA Annual Appropriation Urban Renewal Refunding Bond	5.00	6-1-2027	2,310,000	2,765,486

Industrial Development Revenue: 0.33%

Iowa Finance Authority Midwestern Disaster Area Project (Korea Development Bank LOC) ø	2.40	4-1-2022	8,800,000	8,800,000

				11,565,486

Kansas: 0.21%

Health Revenue: 0.05%

Kansas Development Finance Authority Health Facilities Series F	5.00	11-15-2021	1,300,000	1,404,559

Miscellaneous Revenue: 0.11%

Kansas Development Finance Authority Agro-Defense Facility Series G	5.00	4-1-2030	2,650,000	2,943,567

Tax Revenue: 0.05%

Wyandotte County & Kansas City KS Special Obligation Vacation Village Project Area 4 Major Multi-Sport Athletic Complex Project CAB Series 2015 144A¤	0.00	9-1-2034	3,395,000	1,346,219

				5,694,345

Kentucky: 1.50%

Health Revenue: 0.04%

Kentucky EDFA Catholic Health Initiative Series B2 (1 Month LIBOR +0.90%) ±	2.56	2-1-2046	1,250,000	1,250,113

Transportation Revenue: 0.35%

Kentucky Public Transportation Infrastructure Authority Downtown Crossing Project CAB Series B ¤	0.00	7-1-2020	1,000,000	975,340

Kentucky Public Transportation Infrastructure Authority Downtown Crossing Project CAB Series B ¤	0.00	7-1-2021	2,750,000	2,602,985

22  |  Wells Fargo Intermediate Tax/AMT-Free Fund

Portfolio of investments—June 30, 2019

	Interest rate	Maturity date	Principal	Value
Transportation Revenue (continued)

Kentucky Public Transportation Infrastructure Authority Downtown Crossing Project CAB Series B ¤	0.00%	7-1-2022	$4,320,000	$3,965,198

Kentucky Public Transportation Infrastructure Authority Downtown Crossing Project CAB Series B ¤	0.00	7-1-2025	1,020,000	805,137

Kentucky Public Transportation Infrastructure Authority Downtown Crossing Project CAB Series B ¤	0.00	7-1-2029	1,400,000	955,416

				9,304,076

Utilities Revenue: 1.11%

Kentucky Public Energy Authority Gas Supply Series A-1	4.00	12-1-2049	16,770,000	18,492,782

Kentucky Public Energy Authority Gas Supply Series B	4.00	1-1-2049	10,000,000	11,034,400

				29,527,182

				40,081,371

Louisiana: 1.69%

Airport Revenue: 0.12%

New Orleans LA Aviation Board Consolidated Rental Car Project (AGM Insured)	5.00	1-1-2035	2,000,000	2,376,980

New Orleans LA Aviation Board North Terminal Project Series A	5.00	1-1-2033	750,000	889,035

				3,266,015

Education Revenue: 0.21%

Louisiana Public Facilities Authority Loyola University Project CAB ¤	0.00	10-1-2027	3,380,000	3,174,259

Louisiana Public Facilities Authority Loyola University Project CAB ¤	0.00	10-1-2028	2,500,000	2,380,675

				5,554,934

Industrial Development Revenue: 0.21%

St. James Parish LA Nucor Steel LLC Project Gulf Opportunity Zone Series A-1 ø	2.09	11-1-2040	5,550,000	5,550,000

Miscellaneous Revenue: 0.75%

Lafayette LA Communications System (AGM Insured)	5.00	11-1-2025	1,500,000	1,797,075

Louisiana Correctional Facilities Corporation (Ambac Insured)	5.00	9-1-2019	1,000,000	1,005,850

Louisiana Public Facilities Authority Archdiocese of New Orleans Project	5.00	7-1-2024	1,000,000	1,131,610

Louisiana Public Facilities Authority Archdiocese of New Orleans Project	5.00	7-1-2025	600,000	687,930

Louisiana Public Facilities Authority Archdiocese of New Orleans Project	5.00	7-1-2026	500,000	581,035

Louisiana Unclaimed Property Special Bond 1-49 South Project	5.00	9-1-2026	2,000,000	2,373,800

Louisiana Unclaimed Property Special Bond 1-49 South Project	5.00	9-1-2027	2,700,000	3,201,552

Louisiana Unclaimed Property Special Bond 1-49 South Project	5.00	9-1-2028	2,405,000	2,847,929

Louisiana Unclaimed Property Special Bond 1-49 South Project	5.00	9-1-2029	2,695,000	3,180,693

Louisiana Unclaimed Property Special Bond 1-49 South Project	5.00	9-1-2030	2,700,000	3,183,354

				19,990,828

Tax Revenue: 0.23%

Jefferson LA Sales Tax District Series B (AGM Insured)	5.00	12-1-2031	1,000,000	1,216,870

Jefferson LA Sales Tax District Series B (AGM Insured)	5.00	12-1-2032	1,000,000	1,210,470

St. Bernard Parish LA Sales Tax Refunding Bond	4.00	3-1-2023	3,405,000	3,658,434

				6,085,774

Transportation Revenue: 0.13%

Greater New Orleans LA Expressway Commission Toll Subordinate Lien Bond (AGM Insured)	5.00	11-1-2031	1,000,000	1,179,330

Greater New Orleans LA Expressway Commission Toll Subordinate Lien Bond (AGM Insured)	5.00	11-1-2032	1,000,000	1,176,370

Wells Fargo Intermediate Tax/AMT-Free Fund  |  23

Portfolio of investments—June 30, 2019

	Interest rate	Maturity date	Principal	Value
Transportation Revenue (continued)

Greater New Orleans LA Expressway Commission Toll Subordinate Lien Bond (AGM Insured)	5.00%	11-1-2033	$1,000,000	$1,174,110

				3,529,810

Water & Sewer Revenue: 0.04%

Louisiana Local Government Environmental Facilities & CDA East Baton Rouge Series A	5.00	2-1-2030	1,000,000	1,134,610

				45,111,971

Maine: 0.23%

Education Revenue: 0.23%

Maine Health and HEFAR University of New England Issue Series A	5.00	7-1-2029	1,015,000	1,227,044

Maine Health and HEFAR University of New England Issue Series A	5.00	7-1-2030	1,200,000	1,440,924

Maine Health and HEFAR University of New England Issue Series A	5.00	7-1-2032	1,415,000	1,677,383

Maine Health and HEFAR University of New England Issue Series A	5.00	7-1-2033	1,485,000	1,759,101

				6,104,452

Maryland: 2.23%

Education Revenue: 0.13%

Maryland Economic Development Corporation Salisbury University Project	5.00	6-1-2027	500,000	529,555

Westminster MD Educational Facilities McDaniel College	5.00	11-1-2026	2,450,000	2,848,223

				3,377,778

GO Revenue: 1.69%

Howard County MD Metropolitan District Project Series B	4.00	8-15-2030	2,070,000	2,424,094

Howard County MD Metropolitan District Project Series B	4.00	8-15-2032	1,430,000	1,654,496

Maryland Series B	4.00	8-1-2023	5,000,000	5,524,350

Maryland Series B	4.00	8-1-2024	15,000,000	16,907,250

Maryland Series C	5.00	8-1-2022	2,975,000	3,307,278

Prince George’s County MD Consolidated Public Improvement Bonds Series C	4.00	8-1-2027	6,000,000	6,582,120

Prince Georges County MD Consolidated Public Improvement Bonds Series C	4.00	8-1-2029	8,000,000	8,735,200

				45,134,788

Miscellaneous Revenue: 0.35%

Maryland CDA Local Government Infrastructure Bond Series A-2	2.00	6-1-2022	460,000	467,107

Maryland State and Local Facilities Loan Series A	4.00	8-1-2030	5,000,000	5,762,650

Prince Georges County MD Upper Marlboro Courthouse Project Series A	5.00	5-1-2028	1,215,000	1,538,469

Prince Georges County MD Upper Marlboro Courthouse Project Series A	5.00	5-1-2029	1,275,000	1,606,704

				9,374,930

Tax Revenue: 0.06%

Howard County MD Downtown Columbia Project Series A 144A	4.00	2-15-2028	500,000	528,080

Howard County MD Downtown Columbia Project Series A 144A	4.13	2-15-2034	1,000,000	1,042,620

				1,570,700

				59,458,196

Massachusetts: 2.70%

Education Revenue: 0.19%

Massachusetts Development Finance Agency Lasell College	5.00	7-1-2021	1,210,000	1,246,022

Massachusetts Development Finance Agency Merrimack College Series A	5.00	7-1-2021	1,035,000	1,095,703

24  |  Wells Fargo Intermediate Tax/AMT-Free Fund

Portfolio of investments—June 30, 2019

	Interest rate	Maturity date	Principal	Value

Education Revenue (continued)

Massachusetts Development Finance Agency Sabis International Charter Series A	6.55%	4-15-2020	$615,000	$624,243

Massachusetts HEFA Harvard University Series A	5.00	12-15-2029	1,890,000	1,921,884

				4,887,852

GO Revenue: 2.02%

Boston MA Series A	4.00	4-1-2031	1,500,000	1,746,360

Boston MA Series A	5.00	4-1-2026	5,790,000	6,974,634

Massachusetts Consolidated Loan Series D	5.00	9-1-2028	10,000,000	12,003,000

Massachusetts Series A (Barclays Bank plc SPA) ø	1.85	3-1-2026	7,875,000	7,875,000

Massachusetts Series A	5.25	1-1-2033	15,630,000	19,996,984

Massachusetts Series B	5.00	7-1-2035	1,500,000	1,869,075

Massachusetts Series B	5.00	7-1-2036	2,700,000	3,342,708

				53,807,761

Miscellaneous Revenue: 0.49%

Massachusetts Consolidated Loan Series D	1.05	8-1-2043	10,000,000	9,962,500

Massachusetts Consolidated Loan Series I	5.00	12-1-2030	2,570,000	3,138,741

				13,101,241

				71,796,854

Michigan: 2.71%

Airport Revenue: 0.06%

Wayne County MI Airport Authority Detroit Metropolitan Bond Series A	5.00	12-1-2032	800,000	975,912

Wayne County MI Airport Authority Detroit Metropolitan Bond Series A	5.00	12-1-2034	600,000	729,534

				1,705,446

Education Revenue: 0.52%

Flint MI International Academy	5.38	10-1-2022	1,870,000	1,871,178

Flint MI International Academy	5.50	10-1-2027	1,985,000	1,985,814

Michigan Finance Authority Limited Obligation Public School Academy Cesar Chavez Academy Project	5.00	2-1-2022	1,600,000	1,621,040

Michigan State University Board of Trustees	5.00	2-15-2036	1,325,000	1,638,323

RBC Municipal Products Incorporated Trust Series E-127 (Royal Bank of Canada LOC, Royal Bank of Canada LIQ) 144Aø	1.94	7-1-2020	3,900,000	3,900,000

Western Michigan University Board of Trustees	5.25	11-15-2027	600,000	686,124

Western Michigan University Board of Trustees	5.25	11-15-2029	1,000,000	1,144,900

Western Michigan University Board of Trustees (AGM Insured)	5.25	11-15-2033	750,000	859,440

				13,706,819

GO Revenue: 0.42%

Eaton Rapids MI Public Schools (Qualified School Board Loan Fund Insured)	5.00	5-1-2022	1,785,000	1,959,287

Hazel Park MI School District (AGM Insured, Qualified School Board Loan Fund Insured)	5.00	5-1-2020	1,160,000	1,195,519

Kent County MI Limited Tax Capital Improvement Bond	5.00	6-1-2030	1,040,000	1,259,492

Pinckney MI Community School District (Qualified School Board Loan Fund Insured)	5.00	5-1-2025	2,040,000	2,340,716

Pinckney MI Community School District (Qualified School Board Loan Fund Insured)	5.00	5-1-2026	2,505,000	2,867,023

Southfield MI 2015 Street Improvement	4.00	5-1-2025	1,490,000	1,677,993

				11,300,030

Wells Fargo Intermediate Tax/AMT-Free Fund  |  25

Portfolio of investments—June 30, 2019

	Interest rate	Maturity date	Principal	Value

Health Revenue: 0.30%

Michigan Finance Authority Sparrow Obligated Group	5.00%	11-15-2023	$400,000	$446,544

Michigan Finance Authority Sparrow Obligated Group	5.00	11-15-2026	800,000	888,904

Michigan Hospital Finance Authority Ascension Health Senior Credit Group Series F-2	1.90	11-15-2047	6,570,000	6,613,953

				7,949,401

Miscellaneous Revenue: 0.38%

Macomb MI Interceptor Drainage	5.00	5-1-2024	1,750,000	1,801,223

Macomb MI Interceptor Drainage	5.00	5-1-2025	1,750,000	1,801,363

Macomb MI Interceptor Drainage	5.00	5-1-2026	1,930,000	1,986,491

Michigan Strategic Fund Limited Obligation Cadillac Place Office Building Project	5.25	10-15-2025	4,165,000	4,513,735

				10,102,812

Tax Revenue: 0.12%

Michigan Finance Authority Local Government Loan Program Series F	4.00	10-1-2024	3,000,000	3,218,880

Water & Sewer Revenue: 0.91%

Great Lakes MI Water Authority Sewage Disposal System Series C	5.00	7-1-2030	3,350,000	3,978,293

Michigan Finance Authority Local Government Loan Program Series D (National Insured)	5.00	7-1-2025	1,000,000	1,160,860

Michigan Finance Authority Local Government Loan Program Series D	5.00	7-1-2030	12,000,000	13,757,160

Michigan Finance Authority Local Government Loan Program Series D (AGM Insured)	5.00	7-1-2035	2,750,000	3,110,388

Michigan Finance Authority Local Government Loan Program Series D (AGM Insured)	5.00	7-1-2037	2,000,000	2,250,880

				24,257,581

				72,240,969

Minnesota: 0.11%

Health Revenue: 0.01%

Rochester MN Healthcare Facilities Mayo Clinic ø	1.93	11-15-2047	300,000	300,000

Miscellaneous Revenue: 0.10%

Minneapolis & St. Paul MN Housing & RDA Children’s Hospital Clinics Series A (AGM Insured, U.S. Bank NA SPA)	1.33	8-15-2037	2,725,000	2,725,000

				3,025,000

Mississippi: 0.81%

GO Revenue: 0.04%

Mississippi Development Bank Special Obligation Jackson Public School District Project Series A	5.00	4-1-2020	1,000,000	1,026,490

Miscellaneous Revenue: 0.41%

Mississippi Development Bank Special Obligation Jackson Water & Sewer System Project Series A (AGM Insured)	5.00	9-1-2030	10,000,000	10,891,800

Utilities Revenue: 0.19%

Mississippi Business Finance Corporation Pollution Control Gulf Power Company Project ø	1.98	4-1-2044	5,075,000	5,075,000

Water & Sewer Revenue: 0.17%

Mississippi Development Bank Special Obligation Jackson Water & Sewer System Project (AGM Insured)	6.00	12-1-2023	1,145,000	1,336,043

26  |  Wells Fargo Intermediate Tax/AMT-Free Fund

Portfolio of investments—June 30, 2019

	Interest rate	Maturity date	Principal	Value

Water & Sewer Revenue (continued)

West Rankin MS Utility Authority Series 2018 (AGM Insured)	5.00%	1-1-2026	$525,000	$617,537

West Rankin MS Utility Authority Series 2018 (AGM Insured)	5.00	1-1-2027	435,000	510,433

West Rankin MS Utility Authority Series 2018 (AGM Insured)	5.00	1-1-2034	750,000	859,785

West Rankin MS Utility Authority Series 2018 (AGM Insured)	5.00	1-1-2035	1,000,000	1,143,580

				4,467,378

				21,460,668

Missouri: 0.38%

Airport Revenue: 0.02%

St. Louis MO Lambert St. Louis International Airport Series A-1	6.00	7-1-2019	415,000	415,000

Education Revenue: 0.09%

Missouri HEFA Webster University Project	5.00	4-1-2027	2,155,000	2,476,569

GO Revenue: 0.03%

Belton MO School District #124 Missouri Direct Deposit Program Project	5.00	3-1-2026	750,000	912,630

Miscellaneous Revenue: 0.24%

Kansas City MO Municipal Assistance Corporation CAB Series B-1 (Ambac Insured) ¤	0.00	4-15-2022	3,640,000	3,444,168

Poplar Bluff MO School District (AGM Insured)	5.00	3-1-2032	1,500,000	1,705,965

Poplar Bluff MO School District (AGM Insured)	5.00	3-1-2034	1,000,000	1,132,430

				6,282,563

Tax Revenue: 0.00%

Manchester MO Highway 141 Manchester Road Project	6.00	11-1-2025	25,000	25,025

				10,111,787

Nebraska: 0.18%

Health Revenue: 0.04%

Lincoln County NE Hospital Authority Great Plains Regional Medical Center	5.00	11-1-2024	1,000,000	1,072,700

Utilities Revenue: 0.14%

Central Plains NE Energy Gas Project #3	5.00	9-1-2027	1,290,000	1,398,541

Central Plains NE Energy Gas Project #4	5.00	3-1-2050	2,000,000	2,246,200

				3,644,741

				4,717,441

Nevada: 1.49%

Airport Revenue: 0.32%

Clark County NV Airport Series C (AGM Insured)	5.00	7-1-2023	5,600,000	5,600,000

Clark County NV Airport Series D	5.00	7-1-2024	2,750,000	2,800,958

				8,400,958

GO Revenue: 1.12%

Clark County NV Refunding Bond	5.00	6-1-2030	3,905,000	4,804,673

Clark County NV Refunding Bond Series B	5.00	11-1-2028	5,000,000	6,140,300

Clark County NV Stadium Improvement Bond Series A	5.00	6-1-2032	1,615,000	2,002,745

Clark County NV Stadium Improvement Bond Series A	5.00	6-1-2033	3,900,000	4,821,648

Clark County NV Water Reclamation District	5.00	7-1-2027	4,155,000	4,966,721

Clark County NV Water Reclamation District Series A	5.25	7-1-2038	2,880,000	2,880,000

Wells Fargo Intermediate Tax/AMT-Free Fund  |  27

Portfolio of investments—June 30, 2019

	Interest rate	Maturity date	Principal	Value
GO Revenue (continued)

Las Vegas NV Series A	5.00%	5-1-2031	$1,985,000	$2,279,276

Las Vegas NV Valley Water District Series A	4.00	6-1-2028	1,665,000	1,875,672

				29,771,035

Miscellaneous Revenue: 0.05%

Las Vegas NV Special Improvement District #607	4.00	6-1-2020	520,000	526,994

Las Vegas NV Special Improvement District #607	4.00	6-1-2021	670,000	687,963

Las Vegas NV Special Improvement District #607	4.25	6-1-2024	200,000	210,770

				1,425,727

				39,597,720

New Hampshire: 0.03%

Housing Revenue: 0.03%

New Hampshire HFA Single Family Mortgage Acquisition Series E & F	4.80	7-1-2028	895,000	911,423

New Jersey: 3.17%

Airport Revenue: 0.19%

South Jersey NJ Port Corporation Marine Terminal Refunding Bond Series S	5.00	1-1-2028	2,130,000	2,474,080

South Jersey NJ Port Corporation Marine Terminal Refunding Bond Series S	5.00	1-1-2029	2,200,000	2,547,468

				5,021,548

GO Revenue: 0.46%

Montclair NJ School Refunding Bond Series B	4.00	3-1-2026	500,000	580,325

Trenton City NJ (Build America Mutual Assurance Company Insured)	5.00	12-1-2022	1,630,000	1,803,660

Trenton City NJ (Build America Mutual Assurance Company Insured)	5.00	12-1-2024	1,775,000	2,052,308

Trenton City NJ (Build America Mutual Assurance Company Insured)	5.00	12-1-2025	1,860,000	2,195,395

Trenton City NJ (Build America Mutual Assurance Company Insured)	5.00	12-1-2026	1,000,000	1,179,140

Union County NJ General Improvement Bond	3.00	3-1-2026	4,165,000	4,467,671

				12,278,499

Miscellaneous Revenue: 1.88%

Essex County NJ Import Authority Series A	6.00	11-1-2025	5,000,000	5,301,350

New Jersey EDA Motor Vehicle Surcharge Revenue Refunding Bond Series A	3.13	7-1-2029	1,000,000	1,008,050

New Jersey EDA Motor Vehicle Surcharges Series A	5.00	7-1-2033	2,500,000	2,863,700

New Jersey EDA Prerefunded Bond Motor Vehicle Surcharges Series A (National Insured)	5.25	7-1-2026	540,000	674,033

New Jersey EDA School Facilities Construction Refunding Bond Series NN	5.00	3-1-2021	4,315,000	4,527,859

New Jersey EDA School Facilities Construction Refunding Bond Series NN	5.00	3-1-2023	3,000,000	3,317,760

New Jersey EDA School Facilities Construction Refunding Bond Series NN	5.00	3-1-2026	9,830,000	10,749,597

New Jersey EDA Series XX	5.00	6-15-2022	5,020,000	5,466,780

New Jersey EDA Unrefunded Bond Motor Vehicle Surcharges Series A (National Insured)	5.25	7-1-2026	2,320,000	2,770,892

New Jersey Educational Facilities Authority	5.00	6-15-2026	3,015,000	3,377,102

New Jersey Sports & Exposition Authority (National Insured)	5.50	3-1-2022	1,755,000	1,943,926

New Jersey TTFA Series A	5.00	6-15-2020	4,000,000	4,123,440

New Jersey TTFA Series A	5.25	6-15-2024	1,695,000	1,806,938

New Jersey TTFA Series A	5.25	6-15-2025	2,000,000	2,130,100

				50,061,527

Tax Revenue: 0.14%

Gardens NJ Preservation Trust Open & Farmland Series A (AGM Insured)	5.75	11-1-2028	3,000,000	3,772,380

28  |  Wells Fargo Intermediate Tax/AMT-Free Fund

Portfolio of investments—June 30, 2019

	Interest rate	Maturity date	Principal	Value

Tobacco Revenue: 0.10%

New Jersey EDA Cigarette Tax Refunding Bond	5.00%	6-15-2021	$2,500,000	$2,652,550

Transportation Revenue: 0.40%

New Jersey TTFA Series A	5.25	12-15-2020	1,305,000	1,370,798

New Jersey TTFA Series C	5.25	6-15-2032	2,500,000	2,815,475

New Jersey TTFA Unrefunded Balance Bond (National Insured)	5.25	12-15-2021	6,000,000	6,504,840

				10,691,113

				84,477,617

New Mexico: 0.65%

GO Revenue: 0.13%

Albuquerque, Bernalillo & Sandoval Counties NM Municipal School District #12	5.00	8-1-2025	400,000	481,636

Albuquerque, Bernalillo & Sandoval Counties NM Municipal School District #12	5.00	8-1-2026	1,205,000	1,483,729

Albuquerque, Bernalillo & Sandoval Counties NM Municipal School District #12	5.00	8-1-2034	1,150,000	1,425,253

				3,390,618

Housing Revenue: 0.04%

New Mexico Mortgage Finance Authority SFMR Class I Series A (GNMA/FNMA/FHLMC Insured)	4.63	9-1-2025	725,000	734,280

New Mexico Mortgage Finance Authority SFMR Class I Series B (GNMA/FNMA/FHLMC Insured)	5.00	3-1-2028	260,000	268,221

				1,002,501

Miscellaneous Revenue: 0.44%

Clayton NM Jail Project Improvement & Refunding Bond (National Insured)	5.00	11-1-2028	9,265,000	10,601,384

Clayton NM Jail Project Improvement & Refunding Bond (National Insured)	5.00	11-1-2029	1,000,000	1,139,000

				11,740,384

Water & Sewer Revenue: 0.04%

Albuquerque & Bernalillo Counties NM Water Utility Authority Series B	5.00	7-1-2024	1,000,000	1,170,840

				17,304,343

New York: 8.58%

Airport Revenue: 0.12%

Port Authority New York & New Jersey Special Obligation	5.00	12-1-2020	3,070,000	3,170,266

Education Revenue: 0.71%

Dutchess County NY Local Development Corporation The Culinary Institute of America Project Series A-1	5.00	7-1-2027	335,000	399,029

Hempstead NY Local Development Corporation The Academy Charter School Project Series A	6.24	2-1-2047	1,750,000	1,817,218

Hempstead Town NY Local Development Corporation The Academy Charter School Project Series A	5.89	2-1-2032	2,745,000	2,864,023

Hempstead Town NY Local Development Corporation The Academy Charter School Project Series A	7.65	2-1-2044	2,700,000	2,798,145

Monroe County NY Industrial Development Monroe Community College Project Series A (AGM Insured)	5.00	1-15-2022	790,000	855,428

Monroe County NY Industrial Development Monroe Community College Project Series A (AGM Insured)	5.00	1-15-2023	645,000	721,903

Monroe County NY Industrial Development Monroe Community College Project Series A (AGM Insured)	5.00	1-15-2024	905,000	1,040,316

Wells Fargo Intermediate Tax/AMT-Free Fund  |  29

Portfolio of investments—June 30, 2019

	Interest rate	Maturity date	Principal	Value

Education Revenue (continued)

Monroe County NY Industrial Development St. John Fisher College Project Series A	5.00%	6-1-2020	$2,125,000	$2,193,808

New York Dormitory Authority Mount Sinai School of Medicine	5.50	7-1-2022	2,000,000	2,000,000

Niagara NY Area Development Corporation	5.00	5-1-2020	1,160,000	1,195,914

Niagara NY Area Development Corporation	5.00	5-1-2022	1,350,000	1,485,770

Troy NY Capital Resource Corporation Rensselaer Polytechnic Series B	5.00	9-1-2020	1,430,000	1,488,187

				18,859,741

GO Revenue: 0.91%

Hempstead Town Nassau County NY Public Improvement Series A	4.00	6-15-2028	5,000,000	5,857,900

Nassau County NY	5.00	10-1-2024	4,965,000	5,850,458

New York NY Subordinate Bond Series 2017A-6 (Landesbank Hessen-Thüringen SPA) ø	1.97	8-1-2044	3,200,000	3,200,000

New York NY Series B	5.00	12-1-2032	2,000,000	2,411,320

New York NY Series C	5.00	8-1-2031	5,000,000	5,851,550

Yonkers NY Series A (AGM Insured)	5.00	10-1-2024	1,000,000	1,085,850

				24,257,078

Miscellaneous Revenue: 0.71%

New York Dormitory Authority Non State Supported Debt Prerefunded Bond	4.00	7-1-2019	30,000	30,000

New York Dormitory Authority Non State Supported Debt Unrefunded Bond	4.00	7-1-2019	640,000	640,000

New York Dormitory Authority Series D	5.00	10-1-2031	2,005,000	2,488,005

New York NY Transitional Finance Authority Building Aid Bond Series S-1	5.00	7-15-2032	2,500,000	3,057,125

New York NY Trust for Cultural Resources Series A-1	5.00	7-1-2031	2,475,000	2,603,428

New York Tender Option Bond Trust Receipts/Floater Certificates Series 2019-BAML3002 (Bank of America NA LIQ) 144Aø	1.98	1-15-2056	10,000,000	10,000,000

				18,818,558

Tax Revenue: 2.31%

New York Convention Center Development Corporation	5.00	11-15-2028	8,000,000	9,644,320

New York Dormitory Authority Series A	5.00	3-15-2028	5,000,000	5,953,350

New York Dormitory Authority Series A	5.00	2-15-2031	3,000,000	3,639,720

New York Dormitory Authority Series B (Ambac Insured)	5.50	3-15-2025	3,885,000	4,743,624

New York Dormitory Authority Series E	5.00	3-15-2035	15,000,000	18,620,400

New York NY Transitional Finance Authority Series B	5.00	8-1-2027	1,115,000	1,306,490

New York NY Transitional Finance Authority Series C	5.00	11-1-2027	5,000,000	5,970,300

New York NY Transitional Finance Authority Subordinate Bond Series B-1	5.00	11-1-2028	1,000,000	1,206,570

New York Urban Development Corporation Personal Income Tax Series A	5.00	3-15-2031	3,815,000	4,396,101

New York Urban Development Corporation Personal income Tax Series A	5.00	3-15-2032	5,000,000	5,981,400

				61,462,275

Tobacco Revenue: 0.04%

Suffolk NY Tobacco Asset Securitization Corporation Tobacco Settlement Series B	4.00	6-1-2022	420,000	437,590

Suffolk NY Tobacco Asset Securitization Corporation Tobacco Settlement Series B	5.00	6-1-2023	500,000	534,470

				972,060

Transportation Revenue: 2.75%

New York Metropolitan Transportation Authority Series A	5.00	11-15-2024	6,010,000	6,755,781

New York Metropolitan Transportation Authority Series A	5.00	11-15-2030	4,010,000	4,426,960

New York Metropolitan Transportation Authority Series C	5.25	11-15-2028	5,000,000	6,066,000

New York Metropolitan Transportation Authority Series C	5.25	11-15-2029	11,100,000	13,418,901

New York Metropolitan Transportation Authority Series C	5.25	11-15-2030	8,350,000	10,045,635

New York Metropolitan Transportation Authority Series C	5.25	11-15-2031	4,500,000	5,395,995

30  |  Wells Fargo Intermediate Tax/AMT-Free Fund

Portfolio of investments—June 30, 2019

	Interest rate	Maturity date	Principal	Value
Transportation Revenue (continued)

New York Metropolitan Transportation Authority Series D	5.00%	11-15-2027	$2,000,000	$2,293,020

New York Metropolitan Transportation Authority Series F	5.00	11-15-2025	2,490,000	2,992,432

New York Metropolitan Transportation Authority Series F	5.00	11-15-2028	2,450,000	2,710,803

Triborough NY MTA Bridges & Tunnels Authority Series B	5.00	11-15-2030	6,000,000	8,028,240

Triborough NY MTA Bridges & Tunnels Authority Series C	5.00	11-15-2034	4,000,000	5,006,680

Triborough NY MTA Bridges & Tunnels Authority Series C	5.00	11-15-2035	5,000,000	6,231,550

				73,371,997

Utilities Revenue: 0.72%

Long Island NY Power Authority Electric System Series C (1 Month LIBOR +0.75%) ±	2.46	5-1-2033	10,000,000	10,006,300

New York Utility Debt Securitization Authority	5.00	12-15-2032	1,250,000	1,434,113

New York Utility Debt Securitization Authority	5.00	12-15-2033	6,575,000	7,887,107

				19,327,520

Water & Sewer Revenue: 0.31%

Nassau NY Water Authority Series A	5.00	4-1-2027	350,000	411,534

Nassau NY Water Authority Series A	5.00	4-1-2028	300,000	352,530

Nassau NY Water Authority Series B	5.00	4-1-2024	400,000	463,764

Nassau NY Water Authority Series B	5.00	4-1-2026	755,000	890,658

New York NY Municipal Water Finance Authority Series GG	5.00	6-15-2029	1,295,000	1,547,292

New York NY Municipal Water Finance Authority Series HH	5.00	6-15-2037	4,000,000	4,664,240

				8,330,018

				228,569,513

North Carolina: 0.48%

Health Revenue: 0.37%

Charlotte-Mecklenburg NC Hospital Authority Series 2007C (JPMorgan Chase & Company SPA) ø	1.94	1-15-2037	8,000,000	8,000,000

New Hanover County NC Regional Medical Center	5.00	10-1-2022	250,000	278,005

New Hanover County NC Regional Medical Center	5.00	10-1-2023	1,000,000	1,141,960

North Carolina Medical Care Commission Novant Health Obligated Group Series A (JPMorgan Chase & Company SPA) ø	1.95	11-1-2034	400,000	400,000

				9,819,965

Miscellaneous Revenue: 0.11%

North Carolina Grant Anticipation Vehicle Bond	5.00	3-1-2029	2,470,000	2,894,223

Onslow County NC Limited Obligation Series A	4.00	6-1-2022	90,000	96,641

				2,990,864

				12,810,829

North Dakota: 0.00%

Housing Revenue: 0.00%

North Dakota Housing Finance Agency Series D	4.50	1-1-2029	80,000	80,157

Ohio: 1.75%

Airport Revenue: 0.01%

Cleveland OH Airport System Series D (U.S. Bank NA LOC) ø	1.89	1-1-2024	375,000	375,000

Wells Fargo Intermediate Tax/AMT-Free Fund  |  31

Portfolio of investments—June 30, 2019

	Interest rate	Maturity date	Principal	Value
Education Revenue: 0.04%

Summit County OH Port Authority University of Akron Student Housing Project	5.25%	1-1-2024	$685,000	$724,360

Summit County OH Port Authority University of Akron Student Housing Project	5.25	1-1-2024	315,000	331,160

				1,055,520

GO Revenue: 0.08%

Columbus OH Various Purposes Series 2	5.00	7-1-2026	1,775,000	2,190,954

Miscellaneous Revenue: 0.59%

Cincinnati OH City School District Improvement Project Certificate of Participation	5.00	12-15-2024	4,815,000	5,675,537

Cincinnati OH City School District Improvement Project Certificate of Participation	5.00	12-15-2025	2,095,000	2,463,992

Clermont County OH Port Authority West Clermont Local School District Project (Build America Mutual Assurance Company Insured)	5.00	12-1-2025	500,000	596,800

Clermont County OH Port Authority West Clermont Local School District Project (Build America Mutual Assurance Company Insured)	5.00	12-1-2026	600,000	713,046

Clermont County OH Port Authority West Clermont Local School District Project (Build America Mutual Assurance Company Insured)	5.00	12-1-2028	1,250,000	1,478,238

JobsOhio Beverage System Statewide Liquor Profits Senior Lien Series A	5.00	1-1-2022	2,500,000	2,723,250

Ohio Building Authority Series A	5.00	10-1-2024	1,000,000	1,079,610

RiverSouth OH Lazarus Building Redevelopment Series A	5.75	12-1-2027	835,000	836,946

				15,567,419

Tax Revenue: 0.12%

Cleveland OH Subordinate Lien Income Tax Refunding Bond Series B-1	5.00	10-1-2030	2,500,000	3,102,625

Transportation Revenue: 0.04%

Ohio Turnpike Commission Junior Lien Infrastructure Projects Series A-1	5.25	2-15-2029	1,000,000	1,127,610

Utilities Revenue: 0.16%

Cleveland OH Public Power System Refunding Bond (AGM Insured)	5.00	11-15-2033	625,000	755,506

Lancaster OH Port Authority Gas Supply	5.00	8-1-2049	3,000,000	3,490,950

				4,246,456

Water & Sewer Revenue: 0.71%

Ohio Water Development Authority Fresh Water	5.00	6-1-2028	14,000,000	17,732,820

Ohio Water Development Authority Pollution Control Series A	5.00	12-1-2031	1,000,000	1,231,720

				18,964,540

				46,630,124

Oklahoma: 2.28%

Airport Revenue: 0.22%

Tulsa OK Airports Improvement Trust Series D (Build America Mutual Assurance Company Insured)	5.00	6-1-2021	1,185,000	1,222,268

Tulsa OK Airports Improvement Trust Series D (Build America Mutual Assurance Company Insured)	5.00	6-1-2022	520,000	536,115

Tulsa OK Airports Improvement Trust Series D (Build America Mutual Assurance Company Insured)	5.00	6-1-2025	1,200,000	1,236,960

Tulsa OK Airports Improvement Trust Series D (Build America Mutual Assurance Company Insured)	5.00	6-1-2026	1,250,000	1,288,500

Tulsa OK Airports Improvement Trust Series D (Build America Mutual Assurance Company Insured)	5.00	6-1-2027	1,000,000	1,030,800

32  |  Wells Fargo Intermediate Tax/AMT-Free Fund

Portfolio of investments—June 30, 2019

	Interest rate	Maturity date	Principal	Value

Airport Revenue (continued)

Tulsa OK Airports Improvement Trust Series D (Build America Mutual Assurance Company Insured)	5.00%	6-1-2028	$500,000	$515,540

				5,830,183

Miscellaneous Revenue: 1.71%

Cache OK Educational Facilities Authority Cache Public Schools Project Series A	5.00	9-1-2024	2,905,000	3,371,863

Cache OK Educational Facilities Authority Cache Public Schools Project Series A	5.00	9-1-2025	3,055,000	3,626,560

Canadian County OK Education Facilities Authority Mustang Public Schools Project	4.00	9-1-2025	1,110,000	1,259,395

Canadian County OK Education Facilities Authority Mustang Public Schools Project	5.00	9-1-2027	2,000,000	2,429,540

Canadian County OK Education Facilities Authority Mustang Public Schools Project	5.00	9-1-2028	2,180,000	2,637,604

Carter County OK Public Facilities Authority Educational Facilities Plainview Public School Project	5.00	12-1-2026	1,000,000	1,218,130

Carter County OK Public Facilities Authority Educational Facilities Plainview Public School Project	5.00	12-1-2027	1,000,000	1,212,320

Carter County OK Public Facilities Authority Educational Facilities Plainview Public School Project	5.00	12-1-2028	1,285,000	1,546,755

Cleveland County OK Educational Facilities Authority Noble Public Schools Project	5.00	9-1-2027	700,000	850,857

Cleveland County OK Educational Facilities Authority Noble Public Schools Project	5.00	9-1-2028	400,000	485,372

Cleveland County OK Educational Facilities Authority Noble Public Schools Project	5.00	9-1-2029	250,000	302,698

Cleveland County OK Educational Facilities Authority Noble Public Schools Project	5.00	9-1-2030	625,000	753,169

Cleveland County OK Educational Facilities Authority Noble Public Schools Project	5.00	9-1-2031	675,000	808,583

Comanche County OK Educational Facilities Authority Elgin Public Schools Project Series A	5.00	12-1-2032	1,600,000	1,912,352

Cushing OK Educational Facilities Authority	5.00	9-1-2022	2,210,000	2,443,597

Dewey County OK Educational Facilities Authority Seiling Public Schools Project	5.00	9-1-2026	1,230,000	1,495,791

Dewey County OK Educational Facilities Authority Seiling Public Schools Project	5.00	9-1-2027	1,240,000	1,501,665

Garvin County OK Educational Facilities Authority Lindsay Public Schools Project	5.00	9-1-2019	860,000	864,997

Garvin County OK Educational Facilities Authority Lindsay Public Schools Project	5.00	9-1-2020	455,000	472,381

Garvin County OK Educational Facilities Authority Lindsay Public Schools Project	5.00	9-1-2026	1,000,000	1,176,680

Garvin County OK Educational Facilities Authority Lindsay Public Schools Project	5.00	9-1-2027	1,245,000	1,468,316

Grady County OK Educational Facilities Tuttle Public Schools Project	5.00	9-1-2023	1,000,000	1,135,900

Grady County OK Educational Facilities Tuttle Public Schools Project	5.00	9-1-2024	1,075,000	1,250,075

Grady County OK Educational Facilities Tuttle Public Schools Project	5.00	9-1-2025	500,000	594,510

Grady County OK Educational Facilities Tuttle Public Schools Project	5.00	9-1-2028	1,160,000	1,369,183

Muskogee OK Industrial Trust Educational Facilities	5.00	9-1-2020	1,250,000	1,294,800

Muskogee OK Industrial Trust Educational Facilities	5.00	9-1-2021	1,000,000	1,061,720

Muskogee OK Industrial Trust Educational Facilities	5.00	9-1-2022	1,000,000	1,088,220

Oklahoma Development Finance Authority	4.00	6-1-2023	1,270,000	1,391,514

Oklahoma Development Finance Authority	5.00	6-1-2023	1,230,000	1,395,300

Oklahoma Development Finance Authority State System of Higher Education Series B	5.00	6-1-2030	500,000	631,400

Oklahoma Development Finance Authority State System of Higher Education Series B	5.00	6-1-2031	520,000	652,226

Wells Fargo Intermediate Tax/AMT-Free Fund  |  33

Portfolio of investments—June 30, 2019

	Interest rate	Maturity date	Principal	Value

Miscellaneous Revenue (continued)

Oklahoma Development Finance Authority State System of Higher Education Series B	5.00%	6-1-2032	$550,000	$685,916

Tulsa County OK Industrial Authority Educational Facilities Glenpool Public Schools Project Series A	5.00	9-1-2025	880,000	1,043,504

				45,432,893

Tax Revenue: 0.17%

Oklahoma City OK Public Property Authority	5.00	10-1-2026	1,495,000	1,778,482

Oklahoma City OK Public Property Authority	5.00	10-1-2027	1,140,000	1,353,431

Oklahoma City OK Public Property Authority	5.00	10-1-2028	1,265,000	1,499,569

				4,631,482

Utilities Revenue: 0.14%

Claremore OK Public Works Authority	4.00	6-1-2022	2,595,000	2,772,654

Claremore OK Public Works Authority	4.00	6-1-2023	1,010,000	1,076,206

				3,848,860

Water & Sewer Revenue: 0.04%

McGee Creek OK Authority (National Insured)	6.00	1-1-2023	920,000	994,272

				60,737,690

Oregon: 0.64%

GO Revenue: 0.53%

Benton & Linn Counties OR Corvallis School District Series B (AGM Insured)	5.00	6-15-2031	5,110,000	6,397,516

Washington & Multnomah Counties OR Beaverton School District Series D (AGM Insured)	5.00	6-15-2035	1,500,000	1,821,555

Washington County OR Full Faith & Credit Obligations Series B	5.00	3-1-2022	5,345,000	5,865,015

				14,084,086

Health Revenue: 0.11%

Medford OR Hospital Facilities Authority	5.00	10-1-2020	1,155,000	1,202,667

Oregon Facilities Authority Samaritan Health Services Project Series A	5.00	10-1-2026	1,500,000	1,792,185

				2,994,852

				17,078,938

Pennsylvania: 9.29%

Education Revenue: 1.41%

Adams County PA IDA Gettysburg College Project	5.00	8-15-2024	1,500,000	1,556,325

Adams County PA IDA Gettysburg College Project	5.00	8-15-2025	1,500,000	1,556,325

Chester County PA IDA Collegium Charter School Project Series A	5.00	10-15-2027	1,500,000	1,654,260

Lycoming County PA Authority Pennsylvania College of Technology	5.50	7-1-2026	4,000,000	4,304,160

Northampton County PA General Purpose Authority College Refunding Bond	5.00	11-1-2027	1,000,000	1,258,830

Northeastern Pennsylvania Hospital & Education Authority Series A	5.00	3-1-2026	885,000	1,000,802

Northeastern Pennsylvania Hospital & Education Authority Series A	5.00	3-1-2028	660,000	742,276

Pennsylvania HEFAR Series AQ	5.00	6-15-2023	6,090,000	6,905,999

Pennsylvania HEFAR Series AR	5.00	6-15-2025	1,000,000	1,187,150

Pennsylvania HEFAR Series AS	5.00	6-15-2025	1,575,000	1,869,761

Pennsylvania HEFAR Series AS	5.00	6-15-2027	2,190,000	2,633,190

Pennsylvania HEFAR Series LL1	5.00	11-1-2019	880,000	884,752

Pennsylvania HEFAR Series LL1	5.00	11-1-2020	590,000	601,765

Pennsylvania HEFAR Series LL1	5.00	11-1-2022	1,310,000	1,366,173

34  |  Wells Fargo Intermediate Tax/AMT-Free Fund

Portfolio of investments—June 30, 2019

	Interest rate	Maturity date	Principal	Value

Education Revenue (continued)

Pennsylvania Public School Building Authority	5.00%	5-1-2023	$2,185,000	$2,464,920

Pennsylvania Public School Building Authority	5.00	6-15-2025	2,265,000	2,656,664

Philadelphia PA IDA	6.13	6-15-2023	795,000	850,229

Philadelphia PA IDA	5.88	6-15-2022	755,000	794,811

Philadelphia PA IDA	7.00	5-1-2026	740,000	791,208

Philadelphia PA IDA Master Charter School Aid	5.00	8-1-2020	110,000	112,123

Philadelphia PA IDA West Philadelphia Achievement Charter Elementary School Project	6.25	5-1-2021	125,000	129,931

Philadelphia PA Public School Building Authority (Build America Mutual Assurance Company Insured)	5.00	6-15-2026	2,000,000	2,340,940

				37,662,594

GO Revenue: 3.39%

Allegheny County PA Moon Area School District Series A	5.00	11-15-2024	3,400,000	3,933,052

Allegheny County PA Series 72	5.25	12-1-2033	4,000,000	4,579,840

Allegheny County PA Shaler Area School District (Build America Mutual Assurance Company Insured)	5.00	9-1-2038	2,300,000	2,797,467

Central Dauphin PA School District	5.00	2-1-2030	1,110,000	1,338,083

Johnstown PA School District (AGM Insured)	5.00	8-1-2024	2,730,000	2,910,671

Norristown PA Area School District Montgomery County Series 2018 (Build America Mutual Assurance Company Insured)	5.00	9-1-2035	2,035,000	2,383,860

Pennsylvania Hills PA School District (Build America Mutual Assurance Company Insured)	4.00	10-1-2021	1,460,000	1,546,330

Philadelphia PA (AGM Insured)	5.00	8-1-2025	7,000,000	8,397,060

Philadelphia PA School District Refunding Bond Series C	5.00	9-1-2021	2,200,000	2,355,628

Philadelphia PA School District Refunding Bond Series D	5.00	9-1-2022	3,750,000	4,132,913

Philadelphia PA School District Refunding Bond Series E	5.25	9-1-2021	1,490,000	1,552,476

Philadelphia PA School District Refunding Bond Series F	5.00	9-1-2028	5,000,000	5,942,500

Philadelphia PA School District Refunding Bond Series F	5.00	9-1-2029	5,000,000	5,912,750

Philadelphia PA School District Refunding Bond Series F	5.00	9-1-2031	1,240,000	1,451,507

Philadelphia PA School District Refunding Bond Series F	5.00	9-1-2032	1,000,000	1,167,220

Philadelphia PA Series A	5.00	8-1-2024	1,000,000	1,169,600

Philadelphia PA Series A	5.00	7-15-2026	3,000,000	3,411,210

Philadelphia PA Series A	5.00	8-1-2027	1,500,000	1,859,745

Philadelphia PA Series A	5.00	8-1-2033	2,000,000	2,389,700

Philadelphia PA Series A	5.25	7-15-2028	2,590,000	2,959,723

Philadelphia PA Series A	5.25	7-15-2029	4,410,000	5,022,990

Philadelphia PA Series A	5.25	7-15-2032	4,380,000	4,956,539

Pittsburgh PA Moon Area School District Series A	5.00	11-15-2029	1,000,000	1,142,290

Pittsburgh PA Series A	4.00	9-1-2022	1,000,000	1,080,100

Pittsburgh PA Series A	5.00	9-1-2022	2,060,000	2,288,536

Pittsburgh PA Series A	5.00	9-1-2023	3,810,000	4,230,167

Reading Berks PA Series A (Build America Mutual Assurance Company Insured)	5.00	11-1-2026	1,000,000	1,195,000

Reading PA School District	5.00	4-1-2021	3,120,000	3,291,444

Reading PA School District (AGM Insured)	5.00	3-1-2037	2,000,000	2,331,460

Reading PA School District (AGM Insured)	5.00	3-1-2038	1,735,000	2,010,761

Scranton Lackawanna County PA School District Bond Series A (Build America Mutual Assurance Company Insured)	5.00	6-1-2037	500,000	592,185

				90,332,807

Health Revenue: 1.10%

Allegheny County PA Hospital Development Authority Series A	4.00	7-15-2035	5,100,000	5,666,661

Allegheny County PA Hospital Development Authority Series A	5.00	7-15-2031	3,750,000	4,699,313

Wells Fargo Intermediate Tax/AMT-Free Fund  |  35

Portfolio of investments—June 30, 2019

	Interest rate	Maturity date	Principal	Value

Health Revenue (continued)

Allegheny County PA Hospital Development Authority Series B (National Insured)	6.00%	7-1-2025	$2,605,000	$3,257,188

Berks County PA Municipal Authority Reading Hospital & Medical Center Project Series B (SIFMA Municipal Swap +1.50%) ±	3.40	11-1-2039	10,000,000	10,102,200

Cumberland County PA Diakon Lutheran Social Ministries Project	5.00	1-1-2025	1,340,000	1,511,842

Cumberland County PA Diakon Lutheran Social Ministries Project	5.00	1-1-2026	1,370,000	1,542,319

Cumberland County PA Diakon Lutheran Social Ministries Project	5.00	1-1-2027	1,225,000	1,375,773

Montgomery County PA HEFA Thomas Jefferson University	4.00	9-1-2037	1,000,000	1,084,000

				29,239,296

Miscellaneous Revenue: 1.96%

Delaware County PA Vocational & Technical School Authority (Build America Mutual Assurance Company Insured)	5.25	11-1-2033	2,000,000	2,253,000

Pennsylvania Certificate of Participation Municipal Real Estate Payment Series A	5.00	7-1-2028	400,000	492,964

Pennsylvania Certificate of Participation Municipal Real Estate Payment Series A	5.00	7-1-2029	300,000	367,608

Pennsylvania Certificate of Participation Municipal Real Estate Payment Series A	5.00	7-1-2030	375,000	456,551

Pennsylvania Certificate of Participation Retained Basic Lease Payment (AGM Insured)	5.00	11-1-2022	3,015,000	3,337,092

Pennsylvania Certificate of Participation Retained Basic Lease Payment (AGM Insured)	5.00	11-1-2023	1,900,000	2,154,182

Pennsylvania Certificate of Participation Retained Basic Lease Payment (AGM Insured)	5.00	11-1-2024	1,660,000	1,928,704

Pennsylvania Public School Building Authority (Build America Mutual Assurance Company Insured)	4.00	5-15-2021	500,000	524,750

Pennsylvania Public School Building Authority (Build America Mutual Assurance Company Insured)	4.00	5-15-2022	1,000,000	1,045,980

Pennsylvania Public School Building Authority	5.00	4-1-2020	5,600,000	5,738,600

Pennsylvania Public School Building Authority	5.00	4-1-2029	1,000,000	1,079,680

Pennsylvania Public School Building Authority Chester Upland School District Project Series B	5.25	9-15-2030	2,000,000	2,435,220

Pennsylvania Public School Building Authority City of Harrisburg Project Series A (AGM Insured)	5.00	12-1-2028	3,500,000	4,212,950

Pennsylvania Public School Building Authority City of Harrisburg Project Series A (AGM Insured)	5.00	12-1-2033	4,425,000	5,167,028

Pennsylvania Public School Building Authority Philadelphia School District Project	5.00	4-1-2024	2,000,000	2,174,260

Pennsylvania Public School Building Authority Series B (AGM Insured)	5.00	6-1-2029	2,000,000	2,509,160

Pennsylvania Public School Building Authority Series B-2 (Build America Mutual Assurance Company Insured)	5.00	12-1-2024	1,250,000	1,457,875

Pennsylvania Public School Building Authority Series B-2 (Build America Mutual Assurance Company Insured)	5.00	12-1-2025	1,250,000	1,446,975

Pennsylvania Public School Building Authority Series B-2 (Build America Mutual Assurance Company Insured)	5.00	12-1-2026	1,250,000	1,443,638

Pennsylvania Public School Building Authority Series B-2 (Build America Mutual Assurance Company Insured)	5.00	12-1-2027	1,010,000	1,163,369

Philadelphia PA Municipal Authority Juvenile Justice Services Center	5.00	4-1-2031	3,630,000	4,331,461

Philadelphia PA Municipal Authority Juvenile Justice Services Center	5.00	4-1-2034	1,800,000	2,126,934

Southeastern Pennsylvania Transportation Authority	5.00	3-1-2028	725,000	908,730

York County PA School of Technology Authority Series A (Build America Mutual Assurance Company Insured)	5.00	2-15-2024	1,590,000	1,827,928

36  |  Wells Fargo Intermediate Tax/AMT-Free Fund

Portfolio of investments—June 30, 2019

	Interest rate	Maturity date	Principal	Value

Miscellaneous Revenue (continued)

York County PA School of Technology Authority Series B (Build America Mutual Assurance Company Insured)	5.00%	2-15-2027	$800,000	$923,784

York County PA School of Technology Authority Series B (Build America Mutual Assurance Company Insured)	5.00	2-15-2029	500,000	574,905

				52,083,328

Resource Recovery Revenue: 0.24%

Lancaster County PA Solid Waste Management Authority Series A	5.25	12-15-2028	5,665,000	6,404,283

Tobacco Revenue: 0.23%

Commonwealth Financing Authority Tobacco Master Settlement Payment	5.00	6-1-2027	2,500,000	3,030,350

Commonwealth Financing Authority Tobacco Master Settlement Payment	5.00	6-1-2028	2,500,000	3,073,050

				6,103,400

Transportation Revenue: 0.59%

Pennsylvania Turnpike Commission Motor License Fund-Enhanced Refunding Bond	5.00	6-1-2027	1,000,000	1,231,830

Pennsylvania Turnpike Commission Refunding Bond	5.00	12-1-2033	3,780,000	4,370,171

Pennsylvania Turnpike Commission Subordinate Bond Series B	5.00	6-1-2031	5,000,000	5,916,150

Pennsylvania Turnpike Commission Subordinate Bond Series C (AGM Insured)	6.25	6-1-2033	1,350,000	1,711,611

Pennsylvania Turnpike Commission Subordinate Bond Series E	6.38	12-1-2038	2,000,000	2,574,780

				15,804,542

Water & Sewer Revenue: 0.37%

Bucks County PA Water & Sewer Authority Water System (AGM Insured)	5.00	12-1-2026	2,400,000	2,612,112

Pennsylvania Capital Region Water Sewer System	5.00	7-15-2030	1,180,000	1,429,216

Pennsylvania Capital Region Water System	5.00	7-15-2030	1,500,000	1,852,590

Philadelphia PA Water and Wastewater Bond Series B	5.00	11-1-2027	1,535,000	1,922,802

Philadelphia PA Water and Wastewater Bond Series B	5.00	11-1-2033	1,760,000	2,125,358

				9,942,078

				247,572,328

South Carolina: 0.56%

Education Revenue: 0.31%

South Carolina Education Assistance Authority Student Loan Series I	5.00	10-1-2024	1,580,000	1,591,060

South Carolina Jobs EDA Furman University Project	5.00	10-1-2028	700,000	828,849

South Carolina Jobs EDA Furman University Project	5.00	10-1-2030	1,885,000	2,223,471

South Carolina Jobs EDA Furman University Project	5.00	10-1-2031	2,155,000	2,537,232

South Carolina Jobs EDA York Preparatory Academy Project Series A	7.00	11-1-2033	1,000,000	1,109,740

				8,290,352

Miscellaneous Revenue: 0.25%

Laurens County SC Education Assistance for District #55	5.00	12-1-2021	1,000,000	1,073,270

Laurens County SC Education Assistance for District #55	5.00	12-1-2022	1,250,000	1,376,188

Laurens County SC Education Assistance for District #55	5.00	12-1-2025	1,000,000	1,176,370

Scago SC Educational Facilities Corporation for Sumter County School District #17	4.00	12-1-2019	1,000,000	1,008,640

Scago SC Educational Facilities Corporation for Sumter County School District #17	5.00	12-1-2022	1,720,000	1,896,025

				6,530,493

				14,820,845

Wells Fargo Intermediate Tax/AMT-Free Fund  |  37

Portfolio of investments—June 30, 2019

	Interest rate	Maturity date	Principal	Value

South Dakota: 0.04%

Airport Revenue: 0.04%

Rapid City SD Airport Project	6.25%	12-1-2026	$920,000	$939,118

Tennessee: 1.03%

Education Revenue: 0.03%

Franklin County TN HEFA	4.00	9-1-2024	250,000	267,775

Franklin County TN HEFA	5.00	9-1-2030	560,000	615,362

				883,137

GO Revenue: 0.02%

White County TN	4.05	6-1-2020	515,000	527,345

Health Revenue: 0.01%

Shelby County TN Health Educational & Housing Facilities Board Le Bonheur Children’s Medical Center Series D (National Insured)	5.50	8-15-2019	125,000	125,623

Housing Revenue: 0.03%

Chattanooga TN Health Educational & Housing Facilities University of Tennessee at Chattanooga Project	5.00	10-1-2023	750,000	841,350

Utilities Revenue: 0.94%

Tennessee Energy Acquisition Corporation Gas Project	4.00	11-1-2049	11,000,000	12,121,120

Tennessee Energy Acquisition Corporation Series A	4.00	5-1-2048	12,120,000	12,992,155

				25,113,275

				27,490,730

Texas: 9.19%

Airport Revenue: 0.47%

Galveston TX Wharves & Terminal	5.00	2-1-2026	2,000,000	2,088,160

Houston TX Airport System Subordinate Lien Refunding Bonds Series D	5.00	7-1-2033	3,000,000	3,683,700

Houston TX Airport System Subordinate Lien Refunding Bonds Series D	5.00	7-1-2034	3,500,000	4,280,640

Houston TX Airport System Subordinate Lien Refunding Bonds Series D	5.00	7-1-2035	2,000,000	2,437,480

				12,489,980

Education Revenue: 0.44%

Houston TX Higher Education Finance Corporation Series A	4.00	2-15-2022	395,000	407,711

North Texas Higher Education Authority Incoming Student Loan Series A-2 (3 Month LIBOR +0.90%) ±	3.49	7-1-2030	4,985,000	4,979,616

Texas Woman’s University Financing System	4.00	7-1-2020	1,000,000	1,026,660

University of Houston Texas Series B	5.25	7-1-2026	4,225,000	5,281,926

				11,695,913

GO Revenue: 4.52%

Austin TX Independent School District Series B	5.00	8-1-2023	3,805,000	4,341,581

Austin TX Independent School District Series B	5.00	8-1-2024	3,970,000	4,656,056

Austin TX Independent School District Series B	5.00	8-1-2025	2,050,000	2,464,408

Austin TX Independent School District Series B	5.00	8-1-2026	1,450,000	1,737,419

Austin TX Public Improvement Bond	5.00	9-1-2030	960,000	1,185,898

Bexar County TX Combination Tax Certificate of Obligation	5.00	6-15-2024	1,000,000	1,172,560

Bexar County TX Hospital District Refunding Bond	5.00	2-15-2037	1,250,000	1,505,063

Collin County TX Unlimited Tax Road & Refunding Bond	5.00	2-15-2023	1,350,000	1,523,664

Collin County TX Unlimited Tax Road & Refunding Bond	5.00	2-15-2026	1,000,000	1,192,130

Collin County TX Unlimited Tax Road & Refunding Bond	5.00	2-15-2027	1,300,000	1,546,506

38  |  Wells Fargo Intermediate Tax/AMT-Free Fund

Portfolio of investments—June 30, 2019

	Interest rate	Maturity date	Principal	Value
GO Revenue (continued)

Coppell TX Independent School District	4.00%	8-15-2035	$1,640,000	$1,843,655

Coppell TX Independent School District	4.00	8-15-2037	1,975,000	2,203,093

Crane County TX Water District Unlimited Tax Bond	5.00	2-15-2023	1,395,000	1,561,326

Crane County TX Water District Unlimited Tax Bond	5.00	2-15-2026	1,000,000	1,165,080

Crane County TX Water District Unlimited Tax Bond	5.00	2-15-2030	1,130,000	1,300,235

Crane County TX Water District Unlimited Tax Bond	5.00	2-15-2031	1,000,000	1,145,760

Dallas County TX Combination Tax and Parking Garage Certification of Obligation	5.00	8-15-2024	5,600,000	6,583,304

Dallas County TX Combination Tax and Parking Garage Certification of Obligation	5.00	8-15-2025	3,235,000	3,894,714

Del Rio TX Refunding Bond (Build America Mutual Assurance Company Insured)	4.00	6-1-2023	720,000	787,738

Del Rio TX Refunding Bond (Build America Mutual Assurance Company Insured)	4.00	6-1-2024	745,000	829,841

Denton County TX Permanent Improvement & Refunding Bond	5.00	7-15-2023	1,990,000	2,271,983

Denton County TX Permanent Improvement & Refunding Bond	5.00	7-15-2024	1,145,000	1,344,379

Denton County TX Permanent Improvement & Refunding Bond	5.00	7-15-2025	1,000,000	1,174,130

Denton County TX Permanent Improvement & Refunding Bond	5.00	7-15-2030	1,000,000	1,165,100

El Paso County TX Hospital District	5.00	8-15-2028	2,045,000	2,228,539

El Paso County TX Refunding Bond Series A	5.00	2-15-2031	2,000,000	2,374,920

El Paso County TX Refunding Bond Series A	5.00	2-15-2032	2,120,000	2,508,638

Flower Mound, Denton & Tarrant Counties TX Refunding Bond	4.00	3-1-2026	755,000	848,771

Flower Mound, Denton & Tarrant Counties TX Refunding Bond	5.00	3-1-2022	1,000,000	1,095,080

Flower Mound, Denton & Tarrant Counties TX Refunding Bond	5.00	3-1-2023	620,000	698,548

Flower Mound, Denton & Tarrant Counties TX Refunding Bond	5.00	3-1-2024	1,660,000	1,920,321

Fort Worth TX Independent School District Unlimited Tax Refunding and School Building Bond	5.00	2-15-2026	3,000,000	3,657,270

Harris County TX Cypress-Fairbanks Independent High School Series B-1	2.13	2-15-2040	10,000,000	10,105,500

Harris County TX Tax Road Refunding Bond Series 2014-A	5.00	10-1-2025	8,445,000	9,989,675

Harris County TX Tax Road Refunding Bond Series 2015-A	5.00	10-1-2025	4,215,000	5,101,457

Harris County TX Toll Road Project Series C (AGM Insured)	5.25	8-15-2027	4,000,000	5,100,560

Hays County TX Limited Tax Bond	5.00	2-15-2026	650,000	788,756

Hays County TX Limited Tax Bond	5.00	2-15-2027	1,000,000	1,239,600

Hays County TX Limited Tax Refunding Bond	5.00	2-15-2023	1,750,000	1,969,170

Northwest TX Independent School District Refunding Bond	5.00	2-15-2030	4,000,000	4,671,800

Plano TX	5.00	9-1-2030	2,155,000	2,648,754

San Antonio TX Certificate of Obligation	5.00	8-1-2036	3,990,000	4,915,361

San Antonio TX Independent School District Unlimited Tax Series 2018	5.00	8-15-2037	2,000,000	2,341,280

Texas Independent School District Refunding Bond	5.00	8-15-2025	2,260,000	2,715,028

Travis County TX Certificate of Obligation Series A	5.00	3-1-2038	4,010,000	4,946,977

				120,461,628

Miscellaneous Revenue: 1.05%

Austin TX Community College District Public Facility Corporation Bond Series C	5.00	8-1-2026	565,000	691,447

Austin TX Community College District Public Facility Corporation Bond Series C	5.00	8-1-2029	400,000	494,808

Austin TX Community College District Public Facility Corporation Bond Series C	5.00	8-1-2030	500,000	614,735

Lower Colorado River TX Authority	5.50	5-15-2031	2,500,000	2,847,850

Texas PFA Refunding Bond	4.00	2-1-2033	7,000,000	8,006,320

Texas Transportation Commission Highway Improvement Series A	5.00	4-1-2042	5,000,000	5,433,300

Texas Transportation Commission Refunding Bond Series B	5.00	10-1-2031	5,000,000	6,187,250

Texas Water Development Board Series A	5.00	10-15-2031	3,000,000	3,712,350

				27,988,060

Wells Fargo Intermediate Tax/AMT-Free Fund  |  39

Portfolio of investments—June 30, 2019

	Interest rate	Maturity date	Principal	Value

Resource Recovery Revenue: 0.31%

Port Arthur TX Navigation District Jefferson County Environmental Facilities Motiva Enterprises LLC Project Subordinate Bond Series E ø	2.05%	11-1-2040	$8,100,000	$8,100,000

Tax Revenue: 0.43%

Midtown TX RDA (Build America Mutual Assurance Company Insured)	5.25	1-1-2027	1,880,000	2,098,042

Midtown TX RDA (Build America Mutual Assurance Company Insured)	5.25	1-1-2029	2,390,000	2,661,169

Midtown TX RDA (Build America Mutual Assurance Company Insured)	5.25	1-1-2030	1,500,000	1,668,045

Midtown TX RDA (Build America Mutual Assurance Company Insured)	5.25	1-1-2031	1,000,000	1,110,600

Texas Transportation Commission Highway Fund Series A	5.00	10-1-2025	3,250,000	3,937,830

				11,475,686

Transportation Revenue: 0.68%

Central Texas Regional Mobility Authority Series B	5.00	1-1-2045	8,000,000	8,262,160

Texas Grand Parkway Transportation Corporation System Series A	5.00	10-1-2034	1,500,000	1,837,860

Texas Private Activity Bond Surface Transportation Corporation	7.50	6-30-2032	2,000,000	2,118,820

Texas Private Activity Bond Surface Transportation Corporation	7.50	6-30-2033	2,000,000	2,118,000

Texas Private Activity Bond Surface Transportation Corporation Senior Lien Note	7.50	12-31-2031	3,745,000	3,857,425

				18,194,265

Utilities Revenue: 0.82%

Austin TX Refunding Bond (National Insured)	5.25	5-15-2025	1,400,000	1,602,944

Brownsville TX Utilities System Refunding Bond	5.00	9-1-2026	2,190,000	2,590,901

Brownsville TX Utilities System Refunding Bond	5.00	9-1-2029	1,500,000	1,769,385

Brownsville TX Utilities System Refunding Bond	5.00	9-1-2030	2,500,000	2,944,375

Texas Municipal Gas Acquisition & Supply Corporation III Gas Supply Series 2012	5.00	12-15-2021	3,945,000	4,241,506

Texas Municipal Gas Acquisition & Supply Corporation Series B	5.00	12-15-2022	5,000,000	5,517,150

Texas SA Energy Acquisition Public Facility Corporation Gas Supply	5.50	8-1-2019	1,465,000	1,469,278

Weatherford TX Utility System Refunding & Improvement Bond (AGM Insured)	5.00	9-1-2025	1,000,000	1,187,090

Weatherford TX Utility System Refunding & Improvement Bond (AGM Insured)	5.00	9-1-2026	375,000	445,328

				21,767,957

Water & Sewer Revenue: 0.47%

Amarillo TX Waterworks and Sewer System Bond Series B	5.00	4-1-2028	645,000	813,074

Houston TX Utilities Systems Series A	5.25	11-15-2031	3,000,000	3,159,870

North Harris County TX Regional Water Authority Senior Lien (Build America Mutual Assurance Company Insured)	5.00	12-15-2029	1,215,000	1,347,557

Nueces River TX Water Supply Facility Corpus Christi Lake Texana Project	5.00	7-15-2026	1,000,000	1,192,560

Nueces River TX Water Supply Facility Corpus Christi Lake Texana Project	5.00	7-15-2027	1,250,000	1,481,300

Texas Water Development Board State Implementation Series 2018A	4.00	10-15-2032	3,000,000	3,432,810

Trinity River TX Authority Electric Company Project Series A	4.00	2-1-2027	1,000,000	1,144,030

				12,571,201

				244,744,690

Utah: 0.34%

Education Revenue: 0.12%

Utah Charter School Finance Authority Refunding Bond (CSCE Insured)	4.00	4-15-2020	250,000	254,485

Utah Charter School Finance Authority Refunding Bond (CSCE Insured)	4.00	4-15-2021	400,000	416,180

Utah Charter School Finance Authority Refunding Bond (CSCE Insured)	4.00	4-15-2022	400,000	423,636

Utah Charter School Finance Authority Refunding Bond (CSCE Insured)	4.00	4-15-2023	400,000	430,672

40  |  Wells Fargo Intermediate Tax/AMT-Free Fund

Portfolio of investments—June 30, 2019

	Interest rate	Maturity date	Principal	Value

Education Revenue (continued)

Utah Charter School Finance Authority Refunding Bond (CSCE Insured)	4.00%	4-15-2024	$450,000	$492,197

Utah Charter School Finance Authority Refunding Bond 144A	4.50	6-15-2027	1,025,000	1,058,897

				3,076,067

GO Revenue: 0.08%

Canyons UT Board of Education Utah School Bond Guaranty Program (AGM Insured)	5.00	6-15-2022	1,860,000	2,061,754

Miscellaneous Revenue: 0.14%

West Valley City UT Municipal Building Authority (AGM Insured)	5.00	2-1-2028	1,000,000	1,220,050

West Valley City UT Municipal Building Authority (AGM Insured)	5.00	2-1-2032	1,555,000	1,860,526

West Valley City UT Municipal Building Authority (AGM Insured)	5.00	2-1-2033	645,000	769,562

				3,850,138

				8,987,959

Virginia: 0.23%

Education Revenue: 0.13%

Virginia Small Business Financing Authority	5.25	10-1-2029	3,000,000	3,505,140

Miscellaneous Revenue: 0.01%

Watkins Centre VA CDA	5.40	3-1-2020	214,000	214,293

Tax Revenue: 0.09%

Greater Richmond VA Convention Center	5.00	6-15-2025	1,000,000	1,187,150

Marquis VA CDA CAB Series 2015 144A¤	0.00	9-1-2045	386,000	284,243

Marquis VA CDA CAB Series C ¤	0.00	9-1-2041	1,772,000	100,402

Marquis VA CDA Series B	5.63	9-1-2041	1,274,000	847,019

				2,418,814

				6,138,247

Washington: 4.19%

Education Revenue: 0.04%

Washington EDFA	5.00	6-1-2028	1,000,000	1,155,990

GO Revenue: 1.82%

King County WA Federal Way School District #210 (AGM Insured)	4.00	12-1-2023	4,085,000	4,542,030

King County WA Public Hospital District #1 Valley Medical Center Refunding Bond	5.00	12-1-2029	1,600,000	1,915,664

King County WA Public Hospital District #1 Valley Medical Center Refunding Bond	5.00	12-1-2031	6,665,000	7,901,891

King County WA Public Hospital District #1 Valley Medical Center Refunding Bond	5.00	12-1-2032	2,905,000	3,434,349

King County WA Public Hospital District #1 Valley Medical Center Refunding Bond	5.00	12-1-2033	7,045,000	8,304,646

Seattle WA Refunding Bond Series A	5.00	6-1-2024	6,345,000	7,441,860

Thurston & Pierce Counties WA Community Schools (AGM Insured)	5.00	12-1-2030	1,415,000	1,784,768

Washington Various Purposes Bond Series C	5.00	2-1-2034	5,800,000	6,853,686

Washington Various Purposes Refunding Bond Series B	5.00	7-1-2028	4,000,000	4,829,640

Yakima County WA West Valley School District #208 (AGM Insured)	5.00	12-1-2032	1,200,000	1,500,348

				48,508,882

Wells Fargo Intermediate Tax/AMT-Free Fund  |  41

Portfolio of investments—June 30, 2019

	Interest rate	Maturity date	Principal	Value

Health Revenue: 0.75%

Washington HCFR Fred Hutchinson Cancer Research Center (SIFMA Municipal Swap +1.05%) ±	2.95%	1-1-2042	$10,000,000	$10,147,900

Washington HCFR Fred Hutchinson Cancer Research Center	5.00	1-1-2023	4,000,000	4,454,640

Washington HCFR Fred Hutchinson Cancer Research Center	5.00	1-1-2026	2,250,000	2,649,960

Washington HCFR Fred Hutchinson Cancer Research Center	5.00	1-1-2027	1,050,000	1,230,170

Washington HCFR Fred Hutchinson Cancer Research Center	5.00	1-1-2028	1,350,000	1,574,627

				20,057,297

Housing Revenue: 0.19%

Snohomish County WA Housing Authority Carvel Apartments Project	5.00	4-1-2032	1,955,000	2,363,673

Snohomish County WA Housing Authority Carvel Apartments Project	5.00	4-1-2033	1,550,000	1,864,774

Snohomish County WA Housing Authority Carvel Apartments Project	5.00	4-1-2034	655,000	784,893

				5,013,340

Miscellaneous Revenue: 0.79%

FYI Properties Washington Lease Revenue Refunding Bond	5.00	6-1-2034	6,000,000	7,323,840

Washington Certificate of Participation Series B	5.00	7-1-2035	1,335,000	1,659,979

Washington Certificate of Participation Series B	5.00	7-1-2037	1,585,000	1,957,840

Washington Motor Vehicle Fuel Tax Refunding Bond Series D	5.00	7-1-2031	5,830,000	6,790,259

Washington Office Building Refunding Bond	5.00	7-1-2026	2,750,000	3,186,700

				20,918,618

Resource Recovery Revenue: 0.21%

Seattle WA Solid Waste System Improvement & Refunding Bond	4.00	6-1-2033	1,175,000	1,299,503

Tacoma WA Solid Waste Refunding Bond Series B	5.00	12-1-2027	620,000	750,932

Tacoma WA Solid Waste Refunding Bond Series B	5.00	12-1-2028	1,455,000	1,756,738

Tacoma WA Solid Waste Refunding Bond Series B	5.00	12-1-2029	1,525,000	1,834,194

				5,641,367

Utilities Revenue: 0.31%

Energy Northwest Washington Wind Project	5.00	7-1-2022	1,185,000	1,304,744

Lewis County WA Public Utility District Refunding Bond	5.25	4-1-2032	6,115,000	7,010,419

				8,315,163

Water & Sewer Revenue: 0.08%

King County WA Multi-Modal Limited Refunding Bond (TD Bank NA SPA) ø	1.95	1-1-2046	2,000,000	2,000,000

				111,610,657

West Virginia: 0.70%

GO Revenue: 0.29%

Ohio County WV Public School Bond	3.00	6-1-2027	2,740,000	2,941,965

West Virginia State Road Bond Series 2018 B	5.00	12-1-2036	4,000,000	4,902,680

				7,844,645

Health Revenue: 0.06%

West Virginia Hospital Finance Authority West Virginia University Health System Series A	5.00	6-1-2031	375,000	445,196

West Virginia Hospital Finance Authority West Virginia University Health System Series A	5.00	6-1-2032	950,000	1,124,021

				1,569,217

42  |  Wells Fargo Intermediate Tax/AMT-Free Fund

Portfolio of investments—June 30, 2019

	Interest rate	Maturity date	Principal	Value

Miscellaneous Revenue: 0.35%

West Virginia EDA Excess Lottery Series A	5.00%	7-1-2038	$2,980,000	$3,576,268

West Virginia School Building Authority Capital Improvement Bond Series A	5.00	7-1-2026	1,520,000	1,806,307

West Virginia School Building Authority Capital Improvement Bond Series A	5.00	7-1-2027	1,595,000	1,892,436

West Virginia School Building Authority Capital Improvement Bond Series A	5.00	7-1-2029	1,755,000	2,070,338

				9,345,349

				18,759,211

Wisconsin: 0.89%

Education Revenue: 0.25%

Wisconsin PFA Charter School Voyager Foundation Incorporate Project Series A	6.00	10-1-2032	1,475,000	1,616,615

Wisconsin PFA KU Campus Development Corporation Central District Development Project	5.00	3-1-2032	4,315,000	5,148,960

				6,765,575

GO Revenue: 0.08%

Wisconsin Series A	4.00	5-1-2032	2,000,000	2,118,780

Health Revenue: 0.51%

University of Wisconsin Hospitals & Clinics Authority Refunding Bond Series B (JPMorgan Chase & Company SPA) ø	1.93	4-1-2048	5,800,000	5,800,000

Wisconsin HEFA Series A	5.00	7-15-2021	3,500,000	3,758,650

Wisconsin HEFA Series A	5.00	11-15-2023	3,500,000	4,003,825

				13,562,475

Miscellaneous Revenue: 0.05%

Milwaukee WI RDA Public Schools	5.00	11-15-2029	420,000	502,837

Milwaukee WI RDA Public Schools	5.00	11-15-2030	635,000	757,498

				1,260,335

				23,707,165

Total Municipal Obligations (Cost $2,528,781,389)				2,658,426,596

Total investments in securities (Cost $2,528,781,389)	99.80%	2,658,426,596

Other assets and liabilities, net	0.20	5,229,213

Total net assets	100.00%	$2,663,655,809

±	Variable rate investment. The rate shown is the rate in effect at period end.

ø

Variable rate demand notes are subject to a demand feature which reduces the effective maturity. The maturity date shown represents the final maturity date of the security. The interest rate is determined and reset by the issuer daily, weekly, or monthly depending upon the terms of the security. The rate shown is the rate in effect at period end.

¤	The security is issued in zero coupon form with no periodic interest payments.

144A	The security may be resold in transactions exempt from registration, normally to qualified institutional buyers, pursuant to Rule 144A under the Securities Act of 1933.

Abbreviations:

AGC	Assured Guaranty Corporation

AGM	Assured Guaranty Municipal

Ambac	Ambac Financial Group Incorporated

CAB	Capital appreciation bond

CDA	Community Development Authority

ECFA	Educational & Cultural Facilities Authority

Wells Fargo Intermediate Tax/AMT-Free Fund  |  43

Portfolio of investments—June 30, 2019

EDA	Economic Development Authority

EDFA	Economic Development Finance Authority

FHLMC	Federal Home Loan Mortgage Corporation

FNMA	Federal National Mortgage Association

GNMA	Government National Mortgage Association

GO	General obligation

HCFR	Healthcare facilities revenue

HEFA	Health & Educational Facilities Authority

HEFAR	Higher Education Facilities Authority Revenue

HFA	Housing Finance Authority

HFFA	Health Facilities Financing Authority

IDA	Industrial Development Authority

LIBOR	London Interbank Offered Rate

LIQ	Liquidity agreement

LOC	Letter of credit

MUD	Municipal Utility District

National	National Public Finance Guarantee Corporation

PCR	Pollution control revenue

PFA	Public Finance Authority

PFFA	Public Facilities Financing Authority

RDA	Redevelopment Authority

SFMR	Single-family mortgage revenue

SIFMA	Securities Industry and Financial Markets Association

SPA	Standby purchase agreement

TTFA	Transportation Trust Fund Authority

44  |  Wells Fargo Intermediate Tax/AMT-Free Fund

Statement of assets and liabilities—June 30, 2019

Assets
Investments in unaffiliated securities, at value (cost $2,528,781,389)	$2,658,426,596
Cash	783,256
Receivable for investments sold	955,000
Receivable for Fund shares sold	2,196,630
Receivable for interest	27,933,650
Prepaid expenses and other assets	30,668

Total assets	2,690,325,800

Liabilities
Payable for investments purchased	19,500,000
Payable for Fund shares redeemed	4,459,231
Dividends payable	1,633,824
Management fee payable	733,000
Administration fees payable	155,609
Distribution fee payable	16,578
Trustees’ fees and expenses payable	1,381
Accrued expenses and other liabilities	170,368

Total liabilities	26,669,991

Total net assets	$2,663,655,809

Net assets consist of
Paid-in capital	$2,566,462,372
Total distributable earnings	97,193,437

Total net assets	$2,663,655,809

Computation of net asset value and offering price per share
Net assets – Class A	$263,112,834
Shares outstanding – Class A1	22,561,057
Net asset value per share – Class A	$11.66
Maximum offering price per share – Class A2	$12.02
Net assets – Class C	$26,736,914
Shares outstanding – Class C1	2,292,703
Net asset value per share – Class C	$11.66
Net assets – Class R6	$996,476,846
Shares outstanding – Class R6[1]	85,351,522
Net asset value per share – Class R6	$11.67
Net assets – Administrator Class	$177,741,596
Shares outstanding – Administrator Class[1]	15,231,478
Net asset value per share – Administrator Class	$11.67
Net assets – Institutional Class	$1,199,587,619
Shares outstanding – Institutional Class[1]	102,714,700
Net asset value per share – Institutional Class	$11.68

[1]	The Fund has an unlimited number of authorized shares.
[2]	Maximum offering price is computed as 100/97 of net asset value. On investments of $50,000 or more, the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

Wells Fargo Intermediate Tax/AMT-Free Fund  |  45

Statement of operations—year ended June 30, 2019

Investment income
Interest	$77,760,819

Expenses
Management fee	8,962,662
Administration fees
Class A	430,413
Class C	49,766
Class R6	152,093 [1]
Administrator Class	168,062
Institutional Class	1,183,007
Shareholder servicing fees
Class A	672,521
Class C	77,759
Administrator Class	419,165
Distribution fee
Class C	233,277
Custody and accounting fees	67,766
Professional fees	48,870
Registration fees	157,472
Shareholder report expenses	127,787
Trustees’ fees and expenses	21,546
Other fees and expenses	63,058

Total expenses	12,835,224
Less: Fee waivers and/or expense reimbursements	(812,399)

Net expenses	12,022,825

Net investment income	65,737,994

Realized and unrealized gains (losses) on investments
Net realized losses on investments	(4,121,284)
Net change in unrealized gains (losses) on investments	78,795,074

Net realized and unrealized gains (losses) on investments	74,673,790

Net increase in net assets resulting from operations	$140,411,784

[1]	For the period from July 31, 2018 (commencement of class operations) to June 30, 2019.

The accompanying notes are an integral part of these financial statements.

46  |  Wells Fargo Intermediate Tax/AMT-Free Fund

Statement of changes in net assets

	Year ended June 30, 2019		Year ended June 30, 2018[1]

Operations
Net investment income		$65,737,994		$64,629,670
Net realized losses on investments		(4,121,284)		(20,159,193)
Net change in unrealized gains (losses) on investments		78,795,074		(11,473,459)

Net increase in net assets resulting from operations		140,411,784		32,997,018

Distributions to shareholders from net investment income and net realized gains
Class A		(6,656,236)		(7,895,731)
Class C		(537,102)		(658,860)
Class R6		(13,953,353)[2]		N/A
Administrator Class		(4,326,110)		(5,042,057)
Institutional Class		(40,268,740)		(51,032,969)

Total distributions to shareholders		(65,741,541)		(64,629,617)

Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	2,268,249	25,839,853	1,632,641	18,704,577
Class C	236,883	2,686,470	197,033	2,251,627
Class R6	96,158,706 [2]	1,084,942,320 [2]	N/A	N/A
Administrator Class	6,429,407	73,171,373	5,587,566	63,999,285
Institutional Class	49,788,518	565,405,649	64,629,532	740,609,789

		1,752,045,665		825,565,278

Reinvestment of distributions
Class A	560,089	6,376,313	661,923	7,556,467
Class C	43,204	491,272	53,280	608,195
Class R6	552,098 [2]	6,337,313 [2]	N/A	N/A
Administrator Class	367,364	4,186,398	427,778	4,887,456
Institutional Class	2,596,341	29,571,995	2,842,189	32,483,030

		46,963,291		45,535,148

Payment for shares redeemed
Class A	(5,668,788)	(64,362,323)	(8,283,850)	(94,494,393)
Class C	(1,118,105)	(12,711,333)	(1,000,458)	(11,414,204)
Class R6	(11,359,282)[2]	(129,862,171)[2]	N/A	N/A
Administrator Class	(7,784,897)	(87,831,846)	(16,814,971)	(193,295,593)
Institutional Class	(120,238,740)	(1,354,090,765)	(55,101,625)	(630,172,565)

		(1,648,858,438)		(929,376,755)

Net increase (decrease) in net assets resulting from capital share transactions		150,150,518		(58,276,329)

Total increase (decrease) in net assets		224,820,761		(89,908,928)

Net assets
Beginning of period		2,438,835,048		2,528,743,976

End of period		$2,663,655,809		$2,438,835,048

[1]

Effective for all filings after November 4, 2018, the SEC prospectively eliminated the requirement to parenthetically disclose undistributed net investment income at the end of the period and permitted the aggregation of distributions, with the exception of tax basis returns of capital. Overdistributed net investment income at June 30, 2018 was $54,682. The disaggregated distributions information for the year ended June 30, 2018 is included in Note 7, Distributions to Shareholders, in the notes to the financial statements.

[2]	For the period from July 31, 2018 (commencement of class operations) to June 30, 2019.

The accompanying notes are an integral part of these financial statements.

Wells Fargo Intermediate Tax/AMT-Free Fund  |  47

Financial highlights

(For a share outstanding throughout each period)

	Year ended June 30
CLASS A	2019	2018	2017	2016	2015
Net asset value, beginning of period	$11.31	$11.46	$11.89	$11.47	$11.53
Net investment income	0.28	0.27	0.27	0.26	0.25
Net realized and unrealized gains (losses) on investments	0.35	(0.15)	(0.42)	0.42	(0.06)

Total from investment operations	0.63	0.12	(0.15)	0.68	0.19
Distributions to shareholders from
Net investment income	(0.28)	(0.27)	(0.27)	(0.26)	(0.25)
Net realized gains	0.00	0.00	(0.01)	0.00	0.00

Total distributions to shareholders	(0.28)	(0.27)	(0.28)	(0.26)	(0.25)
Net asset value, end of period	$11.66	$11.31	$11.46	$11.89	$11.47
Total return[1]	5.67%	1.08%	(1.27)%	5.99%	1.68%
Ratios to average net assets (annualized)
Gross expenses	0.80%	0.80%	0.79%	0.80%	0.80%
Net expenses	0.70%	0.70%	0.70%	0.70%	0.70%
Net investment income	2.47%	2.38%	2.31%	2.23%	2.19%
Supplemental data
Portfolio turnover rate	14%	14%	19%	14%	38%
Net assets, end of period (000s omitted)	$263,113	$287,408	$359,649	$556,673	$214,880

[1]	Total return calculations do not include any sales charges.

The accompanying notes are an integral part of these financial statements.

48  |  Wells Fargo Intermediate Tax/AMT-Free Fund

Financial highlights

(For a share outstanding throughout each period)

	Year ended June 30
CLASS C	2019	2018	2017	2016	2015
Net asset value, beginning of period	$11.31	$11.46	$11.89	$11.47	$11.53
Net investment income	0.20	0.19	0.18	0.17	0.17
Net realized and unrealized gains (losses) on investments	0.35	(0.15)	(0.42)	0.42	(0.06)

Total from investment operations	0.55	0.04	(0.24)	0.59	0.11
Distributions to shareholders from
Net investment income	(0.20)	(0.19)	(0.18)	(0.17)	(0.17)
Net realized gains	0.00	0.00	(0.01)	0.00	0.00

Total distributions to shareholders	(0.20)	(0.19)	(0.19)	(0.17)	(0.17)
Net asset value, end of period	$11.66	$11.31	$11.46	$11.89	$11.47
Total return[1]	4.88%	0.32%	(2.01)%	5.20%	0.92%
Ratios to average net assets (annualized)
Gross expenses	1.55%	1.55%	1.54%	1.55%	1.55%
Net expenses	1.45%	1.45%	1.45%	1.45%	1.45%
Net investment income	1.73%	1.63%	1.56%	1.48%	1.44%
Supplemental data
Portfolio turnover rate	14%	14%	19%	14%	38%
Net assets, end of period (000s omitted)	$26,737	$35,421	$44,462	$56,601	$56,703

[1]	Total return calculations do not include any sales charges.

The accompanying notes are an integral part of these financial statements.

Wells Fargo Intermediate Tax/AMT-Free Fund  |  49

Financial highlights

(For a share outstanding throughout the period)

CLASS R6	Year ended June 30, 2019[1]
Net asset value, beginning of period	$11.33
Net investment income	0.29
Net realized and unrealized gains (losses) on investments	0.34

Total from investment operations	0.63
Distributions to shareholders from net investment income	(0.29)
Net asset value, end of period	$11.67
Total return[2]	5.65%
Ratios to average net assets (annualized)
Gross expenses	0.41%
Net expenses	0.40%
Net investment income	2.75%
Supplemental data
Portfolio turnover rate	14%
Net assets, end of period (000s omitted)	$996,477

[1]	For the period from July 31, 2018 (commencement of class operations) to June 30, 2019.

[2]	Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

50  |  Wells Fargo Intermediate Tax/AMT-Free Fund

Financial highlights

(For a share outstanding throughout each period)

	Year ended June 30
ADMINISTRATOR CLASS	2019	2018	2017	2016	2015
Net asset value, beginning of period	$11.32	$11.47	$11.90	$11.48	$11.54
Net investment income	0.29	0.28	0.28	0.27	0.27
Net realized and unrealized gains (losses) on investments	0.35	(0.15)	(0.42)	0.42	(0.06)

Total from investment operations	0.64	0.13	(0.14)	0.69	0.21
Distributions to shareholders from
Net investment income	(0.29)	(0.28)	(0.28)	(0.27)	(0.27)
Net realized gains	0.00	0.00	(0.01)	0.00	0.00

Total distributions to shareholders	(0.29)	(0.28)	(0.29)	(0.27)	(0.27)
Net asset value, end of period	$11.67	$11.32	$11.47	$11.90	$11.48
Total return	5.77%	1.18%	(1.17)%	6.09%	1.78%
Ratios to average net assets (annualized)
Gross expenses	0.74%	0.73%	0.73%	0.74%	0.74%
Net expenses	0.60%	0.60%	0.60%	0.60%	0.60%
Net investment income	2.57%	2.48%	2.39%	2.33%	2.29%
Supplemental data
Portfolio turnover rate	14%	14%	19%	14%	38%
Net assets, end of period (000s omitted)	$177,742	$183,624	$309,793	$802,527	$773,770

The accompanying notes are an integral part of these financial statements.

Wells Fargo Intermediate Tax/AMT-Free Fund  |  51

Financial highlights

(For a share outstanding throughout each period)

	Year ended June 30
INSTITUTIONAL CLASS	2019	2018	2017	2016	2015
Net asset value, beginning of period	$11.33	$11.47	$11.91	$11.49	$11.55
Net investment income	0.31	0.30	0.30	0.29	0.29
Net realized and unrealized gains (losses) on investments	0.35	(0.14)	(0.43)	0.42	(0.06)

Total from investment operations	0.66	0.16	(0.13)	0.71	0.23
Distributions to shareholders from
Net investment income	(0.31)	(0.30)	(0.30)	(0.29)	(0.29)
Net realized gains	0.00	0.00	(0.01)	0.00	0.00

Total distributions to shareholders	(0.31)	(0.30)	(0.31)	(0.29)	(0.29)
Net asset value, end of period	$11.68	$11.33	$11.47	$11.91	$11.49
Total return	5.93%	1.42%	(1.10)%	6.26%	1.97%
Ratios to average net assets (annualized)
Gross expenses	0.47%	0.47%	0.47%	0.47%	0.47%
Net expenses	0.45%	0.45%	0.45%	0.44%	0.42%
Net investment income	2.72%	2.64%	2.58%	2.49%	2.47%
Supplemental data
Portfolio turnover rate	14%	14%	19%	14%	38%
Net assets, end of period (000s omitted)	$1,199,588	$1,932,382	$1,814,841	$1,260,636	$878,585

The accompanying notes are an integral part of these financial statements.

52  |  Wells Fargo Intermediate Tax/AMT-Free Fund

Notes to financial statements

1. ORGANIZATION

Wells Fargo Funds Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the Wells Fargo Intermediate Tax/AMT-Free Fund (the “Fund”) which is a diversified series of the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Fund may deviate from this calculation time under unusual or unexpected circumstances.

Debt securities are valued at the evaluated bid price provided by an independent pricing service (e.g. taking into account various factors, including yields, maturities, or credit ratings) or, if a reliable price is not available, the quoted bid price from an independent broker-dealer.

Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined in good faith by the Board of Trustees of the Fund. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Wells Fargo Asset Management Pricing Committee at Wells Fargo Funds Management, LLC (“Funds Management”). The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Wells Fargo Asset Management Pricing Committee which may include items for ratification.

When-issued transactions

The Fund may purchase securities on a forward commitment or when-issued basis. The Fund records a when-issued transaction on the trade date and will segregate assets in an amount at least equal in value to the Fund’s commitment to purchase when-issued securities. Securities purchased on a when-issued basis are marked-to-market daily and the Fund begins earning interest on the settlement date. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

Security transactions and income recognition

Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.

Interest income is accrued daily and bond discounts are accreted and premiums are amortized daily. To the extent debt obligations are placed on non-accrual status, any related interest income may be reduced by writing off interest receivables when the collection of all or a portion of interest has been determined to be doubtful based on consistently applied procedures and the fair value has decreased. If the issuer subsequently resumes interest payments or when the collectability of interest is reasonably assured, the debt obligation is removed from non-accrual status.

Distributions to shareholders

Distributions to shareholders from net investment income are declared daily and paid monthly. Distributions from net realized gains, if any, are recorded on the ex-dividend date and paid at least annually. Such distributions are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles. Dividend sources are estimated at the time of declaration. The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made prior to the Fund’s fiscal year end may be categorized as a tax return of capital at year end.

Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable and tax-exempt income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.

Wells Fargo Intermediate Tax/AMT-Free Fund  |  53

Notes to financial statements

The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

As of June 30, 2019, the aggregate cost of all investments for federal income tax purposes was $2,528,780,711 and the unrealized gains (losses) consisted of:

Gross unrealized gains	$131,065,671

Gross unrealized losses	(1,419,786)

Net unrealized gains	$129,645,885

As of June 30, 2019, the Fund had capital loss carryforwards which consist of $9,449,449 in short-term capital losses and $22,944,773 in long-term capital losses.

Class allocations

The separate classes of shares offered by the Fund differ principally in applicable sales charges, distribution, shareholder servicing, and administration fees. Class specific expenses are charged directly to that share class. Investment income, common fund-level expenses, and realized and unrealized gains (losses) on investments are allocated daily to each class of shares based on the relative proportion of net assets of each class.

3. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

∎	Level 1 – quoted prices in active markets for identical securities

∎	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

∎	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities as of June 30, 2019:

	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total

Assets
Investments in:

Municipal obligations	$0	$2,658,426,596	$0	$2,658,426,596

Additional sector, industry or geographic detail is included in the Portfolio of Investments.

At June 30, 2019, the Fund did not have any transfers into/out of Level 3.

4. TRANSACTIONS WITH AFFILIATES

Management fee

Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”), is the manager of the Fund and provides advisory and fund-level administrative services under an investment management agreement. Under the investment management agreement, Funds Management is responsible for, among other services, implementing the investment objectives and strategies of the Fund, supervising the subadviser and providing fund-level administrative services in

54  |  Wells Fargo Intermediate Tax/AMT-Free Fund

Notes to financial statements

connection with the Fund’s operations. As compensation for its services under the investment management agreement, Funds Management is entitled to receive a management fee at the following annual rate based on the Fund’s average daily net assets:

Average daily net assets	Management fee

First $500 million	0.400%

Next $500 million	0.375

Next $2 billion	0.350

Next $2 billion	0.325

Next $5 billion	0.290

Over $10 billion	0.280

For the year ended June 30, 2019, the management fee was equivalent to an annual rate of 0.37% of the Fund’s average daily net assets.

Funds Management has retained the services of a subadviser to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Funds Management. Wells Capital Management Incorporated, an affiliate of Funds Management and an indirect wholly owned subsidiary of Wells Fargo, is the subadviser to the Fund and is entitled to receive a fee from Funds Management at an annual rate starting at 0.20% and declining to 0.10% as the average daily net assets of the Fund increase.

Administration fees

Under a class-level administration agreement, Funds Management provides class-level administrative services to the Fund, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers. As compensation for its services under the class-level administration agreement, Funds Management receives an annual fee which is calculated based on the average daily net assets of each class as follows:

Class-level administration fee

Class A, Class C	0.16%

Class R6	0.03

Administrator Class	0.10

Institutional Class	0.08

Funds Management has contractually waived and/or reimbursed management and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. When each class of the Fund has exceeded its expense cap, Funds Management has waived fees and/or reimbursed expenses from fund-level expenses on a proportionate basis and then from class specific expenses. When only certain classes exceed their expense caps, waivers and/or reimbursements are applied against class specific expenses before fund-level expenses. Funds Management has committed through October 31, 2019 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s expenses at 0.70% for Class A shares, 1.45% for Class C shares, 0.40% for Class R6 shares, 0.60% for Administrator Class shares, and 0.45% for Institutional Class shares. Prior to or after the commitment expiration date, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees.

Distribution fee

The Trust has adopted a distribution plan for Class C of the Fund pursuant to Rule 12b-1 under the 1940 Act. A distribution fees is charged to Class C shares and paid to Wells Fargo Funds Distributor, LLC (“Funds Distributor”), the principal underwriter, at an annual rate of 0.75% of the average daily net assets of Class C shares.

In addition, Funds Distributor is entitled to receive the front-end sales charge from the purchase of Class A shares and a contingent deferred sales charge on the redemption of certain Class A shares. Funds Distributor is also entitled to receive the contingent deferred sales charges from redemptions of Class C shares. For the year ended June 30, 2019, Funds Distributor received $3,143 from the sale of Class A shares. No contingent deferred sales charges were incurred by Class A and Class C shares for the year ended June 30, 2019.

Shareholder servicing fees

The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A, Class C, and Administrator Class of the Fund are charged a fee at an annual rate of 0.25% of the average daily net assets of each respective class. A portion of these total shareholder servicing fees were paid to affiliates of Wells Fargo.

Wells Fargo Intermediate Tax/AMT-Free Fund  |  55

Notes to financial statements

Interfund transactions

The Fund may purchase or sell portfolio investment securities to certain other Wells Fargo affiliates pursuant to Rule 17a-7 under the 1940 Act and under procedures adopted by the Board of Trustees. The procedures have been designed to ensure that these interfund transactions, which do not incur broker commissions, are effected at current market prices. Pursuant to these procedures, the Fund had $155,050,000 and $180,960,000 in interfund purchases and sales, respectively, during the year ended June 30, 2019.

5. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the year ended June 30, 2019 were $543,972,561 and $339,497,075, respectively.

6. BANK BORROWINGS

The Trust (excluding the money market funds), Wells Fargo Master Trust and Wells Fargo Variable Trust are parties to a $280,000,000 revolving credit agreement whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.25% of the unused balance is allocated to each participating fund.

For the year ended June 30, 2019, there were no borrowings by the Fund under the agreement.

7. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid was $65,741,541 and $64,629,617 of tax-exempt income for the years ended June 30, 2019 and June 30, 2018, respectively.

As of June 30, 2019, the components of distributable earnings on a tax basis were as follows:

Undistributed tax-exempt income	Unrealized gains	Capital loss carryforward

$1,586,339	$129,645,885	$(32,394,222)

Effective for all filings after November 4, 2018, the Securities and Exchange Commission eliminated the requirement to separately state the components of distributions to shareholders under U.S. generally accepted accounting principles. The amounts of distributions to shareholders for the year ended June 30, 2018 were as follows:

Net investment income

Class A	$7,895,731

Class C	658,860

Administrator Class	5,042,057

Institutional Class	51,032,969

8. INDEMNIFICATION

Under the Trust’s organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Trust may enter into contracts with service providers that contain a variety of indemnification clauses. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

9. NEW ACCOUNTING PRONOUNCEMENTS

In August 2018, FASB issued Accounting Standards Update (“ASU”) No. 2018-13, Fair Value Measurement (Topic 820) Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement. ASU 2018-13 updates the disclosure requirements for fair value measurements by modifying or removing certain disclosures and adding certain new disclosures. The amendments are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. Early adoption is permitted. Management has adopted the removal and modification of disclosures early, as permitted, and will adopt the additional new disclosures at the effective date.

56  |  Wells Fargo Intermediate Tax/AMT-Free Fund

Notes to financial statements

In March 2017, FASB issued ASU No. 2017-08, Premium Amortization on Purchased Callable Debt Securities. ASU 2017-08 shortens the amortization period for certain callable debt securities held at a premium and requires the premium to be amortized to the earliest call date. The amendments do not require an accounting change for securities held at a discount and discounts will continue to be accreted to the maturity date of the security. ASU 2017-08 is effective for fiscal years beginning after December 15, 2018 and for interim periods within those fiscal years. During the current reporting period, management of the Fund adopted the change in accounting policy which did not have a material impact to the Fund’s financial statements.

Wells Fargo Intermediate Tax/AMT-Free Fund  |  57

Report of independent registered public accounting firm

TO THE SHAREHOLDERS OF THE FUND AND BOARD OF TRUSTEES OF WELLS FARGO FUNDS TRUST:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Wells Fargo Intermediate Tax/AMT-Free Fund (the Fund), one of the funds constituting Wells Fargo Funds Trust, including the portfolio of investments, as of June 30, 2019, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years or periods in the five year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of June 30, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two year period then ended, and the financial highlights for each of the years or periods in the five year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of June 30, 2019, by correspondence with the custodian and brokers, or by other appropriate auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have not been able to determine the specific year that we began serving as the auditor of one or more Wells Fargo Funds investment companies; however we are aware that we have served as the auditor of one or more Wells Fargo Funds investment companies since at least 1955.

Boston, Massachusetts

August 26, 2019

58  |  Wells Fargo Intermediate Tax/AMT-Free Fund

Other information (unaudited)

TAX INFORMATION

Pursuant to Section 852 of the Internal Revenue Code, 100% of distributions paid from net investment income is designated as exempt-interest dividends for the fiscal year ended June 30, 2019.

PROXY VOTING INFORMATION

A description of the policies and procedures used to determine how to vote proxies relating to portfolio securities is available, upon request, by calling 1-800-222-8222, visiting our website at wfam.com, or visiting the SEC website at sec.gov. Information regarding how the proxies related to portfolio securities were voted during the most recent 12-month period ended June 30 is available on the website at wfam.com or by visiting the SEC website at sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q or Form N-PORT, which is available by visiting the SEC website at sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Wells Fargo Intermediate Tax/AMT-Free Fund  |   59

Other information (unaudited)

BOARD OF TRUSTEES AND OFFICERS

Each of the Trustees and Officers1 listed in the table below acts in identical capacities for each fund in the Wells Fargo family of funds, which consists of 152 mutual funds comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information2. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

Independent Trustees

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships

William R. Ebsworth (Born 1957)	Trustee, since 2015	Retired. From 1984 to 2013, equities analyst, portfolio manager, research director and chief investment officer at Fidelity Management and Research Company in Boston, Tokyo, and Hong Kong, and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. where he led a team of investment professionals managing client assets. Prior thereto, Board member of Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life Insurance Company. Audit Committee Chair and Investment Committee Chair of the Vincent Memorial Hospital Endowment (non-profit organization). Mr. Ebsworth is a CFA® charterholder.	N/A

Jane A. Freeman (Born 1953)	Trustee, since 2015; Chair Liaison, since 2018	Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens & Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead Independent Director and chair of the Audit Committee. Board member of the Russell Exchange Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is a Board Member of The Ruth Bancroft Garden (non-profit organization). She is also an inactive Chartered Financial Analyst.	N/A

Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009; Audit Committee Chairman, since 2019	Retired. Chairman of the Board of CIGNA Corporation since 2009, and Director since 2005. From 2003 to 2011, Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (private school). Advisory Board Member, Child Evangelism Fellowship (non-profit). Mr. Harris is a certified public accountant (inactive status).	CIGNA Corporation

Judith M. Johnson (Born 1949)	Trustee, since 2008; Audit Committee Chairman, from 2009 to 2018	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	N/A

60  |  Wells Fargo Intermediate Tax/AMT-Free Fund

Other information (unaudited)

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships

David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business, Stanford University, Director of the Corporate Governance Research Initiative and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	N/A

Olivia S. Mitchell (Born 1953)	Trustee, since 2006; Nominating and Governance Committee Chairman, since 2018	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	N/A

Timothy J. Penny (Born 1951)	Trustee, since 1996; Chairman, since 2018	President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	N/A

James G. Polisson (Born 1959)	Trustee, since 2018	Retired. Chief Marketing Officer, Source (ETF) UK Services, Ltd, from 2015 to 2017. From 2012 to 2015, Principal of The Polisson Group, LLC, a management consulting, corporate advisory and principal investing company. Chief Executive Officer and Managing Director at Russell Investments, Global Exchange Traded Funds from 2010 to 2012. Managing Director of Barclays Global Investors from 1998 to 2010 and Global Chief Marketing Officer for iShares and Barclays Global Investors from 2000 to 2010. Trustee of the San Francisco Mechanics’ Institute, a non-profit organization, from 2013 to 2015. Board member of the Russell Exchange Traded Fund Trust from 2011 to 2012. Director of Barclays Global Investors Holdings Deutschland GmbH from 2006 to 2009. Mr. Polisson is an attorney and has a retired status with the Massachusetts and District of Columbia Bar Associations.	N/A

*	Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

Wells Fargo Intermediate Tax/AMT-Free Fund  |   61

Other information (unaudited)

Officers

Name and year of birth	Position held and length of service	Principal occupations during past five years or longer

Andrew Owen (Born 1960)	President, since 2017	Executive Vice President of Wells Fargo & Company and Head of Affiliated Managers, Wells Fargo Asset Management, since 2014. In addition, Mr. Owen is currently President, Chief Executive Officer and Director of Wells Fargo Funds Management, LLC since 2017. Prior thereto, Executive Vice President responsible for marketing, investments and product development for Wells Fargo Funds Management, LLC, from 2009 to 2014.

Nancy Wiser[1] (Born 1967)	Treasurer, since 2012	Executive Vice President of Wells Fargo Funds Management, LLC since 2011. Chief Operating Officer and Chief Compliance Officer at LightBox Capital Management LLC, from 2008 to 2011.

Alexander Kymn (Born 1973)	Secretary and Chief Legal Officer, since 2018	Senior Company Counsel of Wells Fargo Bank, N.A. since 2018 (previously Senior Counsel from 2007 to 2018). Vice President of Wells Fargo Funds Management, LLC from 2008 to 2014.

Michael H. Whitaker (Born 1967)	Chief Compliance Officer, since 2016	Senior Vice President and Chief Compliance Officer since 2016. Senior Vice President and Chief Compliance Officer for Fidelity Investments from 2007 to 2016.

David Berardi (Born 1975)	Assistant Treasurer, since 2009	Vice President of Wells Fargo Funds Management, LLC since 2009. Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Manager of Fund Reporting and Control for Evergreen Investment Management Company, LLC from 2004 to 2010.

Jeremy DePalma[1] (Born 1974)	Assistant Treasurer, since 2009	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010 and head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.

[1]	Nancy Wiser acts as Treasurer of 65 funds in the Fund Complex. Jeremy DePalma acts as Treasurer of 87 funds and Assistant Treasurer of 65 funds in the Fund Complex.

[2]

The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the website at wfam.com.

62  |  Wells Fargo Intermediate Tax/AMT-Free Fund

Other information (unaudited)

BOARD CONSIDERATION OF INVESTMENT MANAGEMENT AND SUB-ADVISORY AGREEMENTS:

Wells Fargo Intermediate Tax/AMT-Free Fund

Under the Investment Company Act of 1940 (the “1940 Act”), the Board of Trustees (the “Board”) of Wells Fargo Funds Trust (the “Trust”) must determine annually whether to approve the continuation of the Trust’s investment management and sub-advisory agreements. In this regard, at an in-person meeting held on May 21-22, 2019 (the “Meeting”), the Board, all the members of which have no direct or indirect interest in the investment management and sub-advisory agreements and are not “interested persons” of the Trust, as defined in the 1940 Act (the “Independent Trustees”), reviewed and approved for Wells Fargo Intermediate Tax/AMT-Free Fund (the “Fund”): (i) an investment management agreement (the “Management Agreement”) with Wells Fargo Funds Management, LLC (“Funds Management”); and (ii) an investment sub-advisory agreement (the “Sub-Advisory Agreement”) with Wells Capital Management Incorporated (the “Sub-Adviser”), an affiliate of Funds Management. The Management Agreement and the Sub-Advisory Agreement are collectively referred to as the “Advisory Agreements.”

At the Meeting, the Board considered the factors and reached the conclusions described below relating to the selection of Funds Management and the Sub-Adviser and the approval of the Advisory Agreements. Prior to the Meeting, including at an in-person meeting in April 2019, the Trustees conferred extensively among themselves and with representatives of Funds Management about these matters. Also, the Board has adopted a team-based approach, with each team consisting of a sub-set of Trustees, to assist the full Board in the discharge of its duties in reviewing investment performance and other matters throughout the year. The Independent Trustees were assisted in their evaluation of the Advisory Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately.

In providing information to the Board, Funds Management and the Sub-Adviser were guided by a detailed set of requests for information submitted to them by independent legal counsel on behalf of the Independent Trustees at the start of the Board’s annual contract renewal process earlier in 2019. In considering and approving the Advisory Agreements, the Trustees considered the information they believed relevant, including but not limited to the information discussed below. The Board considered not only the specific information presented in connection with the Meeting, but also the knowledge gained over time through interaction with Funds Management and the Sub-Adviser about various topics. In this regard, the Board reviewed reports of Funds Management at each of its quarterly meetings, which included, among other things, portfolio reviews and investment performance reports. In addition, the Board and the teams mentioned above confer with portfolio managers at various times throughout the year. The Board did not identify any particular information or consideration that was all-important or controlling, and each individual Trustee may have attributed different weights to various factors.

After its deliberations, the Board unanimously approved the continuation of the Advisory Agreements for a one-year term and determined that the compensation payable to Funds Management and the Sub-Adviser under each of the Advisory Agreements was reasonable. The Board considered the approval of the Advisory Agreements for the Fund as part of its consideration of agreements for funds across the complex, but its approvals were made on a fund-by-fund basis. The following summarizes a number of important, but not necessarily all, factors considered by the Board in support of its approvals.

Nature, extent and quality of services

The Board received and considered various information regarding the nature, extent and quality of services provided to the Fund by Funds Management and the Sub-Adviser under the Advisory Agreements. This information included a description of the investment advisory services and Fund-level administrative services covered by the Management Agreement, as well as, among other things, a summary of the background and experience of senior management of Wells Fargo Asset Management (“WFAM”), of which Funds Management and the Sub-Adviser are a part, a summary of investments made in the business of WFAM, a summary of certain organizational and personnel changes involving Funds Management and the Sub-Adviser, and a description of Funds Management’s and the Sub-Adviser’s business continuity planning programs and of their approaches to data privacy and cybersecurity. The Board received and reviewed information about Funds Management’s role as administrator of the Fund’s liquidity risk management program. The Board also considered the qualifications, background, tenure and responsibilities of each of the portfolio managers primarily responsible for the day-to-day portfolio management of the Fund.

The Board evaluated the ability of Funds Management and the Sub-Adviser to attract and retain qualified investment professionals, including research, advisory and supervisory personnel. The Board further considered the compliance programs and compliance records of Funds Management and the Sub-Adviser. In addition, the Board took into account the full range of services provided to the Fund by Funds Management and its affiliates.

Wells Fargo Intermediate Tax/AMT-Free Fund  |   63

Other information (unaudited)

Fund investment performance and expenses

The Board considered the investment performance results for the Fund over various time periods ended December 31, 2018. The Board considered these results in comparison to the investment performance of funds in a universe that was determined by Broadridge Inc. (“Broadridge”) to be similar to the Fund (the “Universe”), and in comparison to the Fund’s benchmark index and to other comparative data. Broadridge is an independent provider of investment company data. The Board received a description of the methodology used by Broadridge to select the mutual funds in the performance Universe. The Board noted that the investment performance of the Fund (Administrator Class) was higher than the average investment performance of the Universe for the one-, five- and ten-year periods under review, and in range of the average investment performance of the Universe for the three-year period under review. The Board also noted that the investment performance of the Fund was lower than its benchmark index, the Bloomberg Barclays Municipal Bond 1-15 Year Blend Index, for the one-, three- and five-year periods under review, but higher than its benchmark for the ten-year period under review.

The Board also received and considered information regarding the Fund’s net operating expense ratios and their various components, including actual management fees, custodian and other non-management fees, and Rule 12b-1 and non-Rule 12b-1 shareholder service fees. The Board considered these ratios in comparison to the median ratios of funds in class-specific expense groups that were determined by Broadridge to be similar to the Fund (the “Groups”). The Board received a description of the methodology used by Broadridge to select the mutual funds in the expense Groups and an explanation of how funds comprising expense groups and their expense ratios may vary from year-to-year. Based on the Broadridge reports, the Board noted that the net operating expense ratios of the Fund were lower than or equal to the median net operating expense ratios of the expense Groups for each share class.

The Board took into account the Fund’s investment performance and expense information provided to it among the factors considered in deciding to re-approve the Advisory Agreements.

Investment management and sub-advisory fee rates

The Board reviewed and considered the contractual fee rates payable by the Fund to Funds Management under the Management Agreement, as well as the contractual fee rates payable by the Fund to Funds Management for class-level administrative services under a Class-Level Administration Agreement, which include, among other things, class-level transfer agency and sub-transfer agency costs (collectively, the “Management Rates”). The Board also reviewed and considered the contractual investment sub-advisory fee rates that are payable by Funds Management to the Sub-Adviser for investment sub-advisory services.

Among other information reviewed by the Board was a comparison of the Fund’s Management Rates with the average contractual investment management fee rates of funds in the expense Groups at a common asset level as well as transfer agency costs of the funds in the expense Groups. The Board noted that the Management Rates of the Fund were lower than or in range of the sum of these average rates for the Fund’s expense Groups for all share classes.

The Board also received and considered information about the portion of the total management fee that was retained by Funds Management after payment of the fee to the Sub-Adviser for sub-advisory services. In assessing the reasonableness of this amount, the Board received and evaluated information about the nature and extent of responsibilities retained and risks assumed by Funds Management and not delegated to or assumed by the Sub-Adviser, and about Funds Management’s on-going oversight services. Given the affiliation between Funds Management and the Sub-Adviser, the Board ascribed limited relevance to the allocation of fees between them.

The Board also received and considered information about the nature and extent of services offered and fee rates charged by Funds Management and the Sub-Adviser to other types of clients with investment strategies similar to those of the Fund. In this regard, the Board received information about the significantly greater scope of services, and compliance, reporting and other legal burdens and risks of managing proprietary mutual funds compared with those associated with managing assets of other types of clients, including third-party sub-advised fund clients and non-mutual fund clients such as institutional separate accounts.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board determined that the compensation payable to Funds Management under the Management Agreement and to the Sub-Adviser under the Sub-Advisory Agreement was reasonable.

Profitability

The Board received and considered information concerning the profitability of Funds Management, as well as the profitability of both WFAM and Wells Fargo & Co. (“Wells Fargo”) from providing services to the fund family as a whole. The Board noted that the Sub-Adviser’s profitability information with respect to providing services to the Fund and other funds in the family was subsumed in the WFAM and Wells Fargo profitability analysis.

64  |  Wells Fargo Intermediate Tax/AMT-Free Fund

Other information (unaudited)

Funds Management reported on the methodologies and estimates used in calculating profitability, including a description of the methodology used to allocate certain expenses. Among other things, the Board noted that the levels of profitability reported on a fund-by-fund basis varied widely, depending on factors such as the size, type and age of fund. Based on its review, the Board did not deem the profits reported by Funds Management, WFAM or Wells Fargo from services provided to the Fund to be at a level that would prevent it from approving the continuation of the Advisory Agreements.

Economies of scale

The Board received and considered information about the potential for Funds Management to experience economies of scale in the provision of management services to the Fund, the difficulties of calculating economies of scale at an individual fund level, and the extent to which potential scale benefits are shared with shareholders. The Board noted the existence of breakpoints in the Fund’s management fee structure, which operate generally to reduce the Fund’s expense ratios as the Fund grows in size. The Board considered that in addition to management fee breakpoints, Funds Management shares potential economies of scale from its management business in a variety of ways, including through fee waiver and expense reimbursement arrangements, services that benefit shareholders, competitive management fee rates set at the outset without regard to breakpoints, and investments in the business intended to enhance services available to shareholders.

The Board concluded that Funds Management’s arrangements with respect to the Fund, including contractual breakpoints, constituted a reasonable approach to sharing potential economies of scale with the Fund and its shareholders.

Other benefits to Funds Management and the Sub-Adviser

The Board received and considered information regarding potential “fall-out” or ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, as a result of their relationships with the Fund. Ancillary benefits could include, among others, benefits directly attributable to other relationships with the Fund and benefits potentially derived from an increase in Funds Management’s and the Sub-Adviser’s business as a result of their relationships with the Fund. The Board noted that various affiliates of Funds Management may receive distribution-related fees, shareholder servicing payments and sub-transfer agency fees in respect of shares sold or held through them and services provided.

The Board also reviewed information about soft dollar credits earned and utilized by the Sub-Adviser, fees earned by Funds Management and the Sub-Adviser from managing a private investment vehicle for the fund family’s securities lending collateral, and commissions earned by an affiliated broker from portfolio transactions.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board did not find that any ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, were unreasonable.

Conclusion

At the Meeting, after considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board unanimously approved the continuation of the Advisory Agreements for a one-year term and determined that the compensation payable to Funds Management and the Sub-Adviser under each of the Advisory Agreements was reasonable.

Wells Fargo Intermediate Tax/AMT-Free Fund  |   65

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For more information

More information about Wells Fargo Funds is available free upon request. To obtain literature, please write, visit the Fund’s website, or call:

Wells Fargo Funds

P.O. Box 219967

Kansas City, MO 64121-9967

Website: wfam.com

Individual investors: 1-800-222-8222

Retail investment professionals: 1-888-877-9275

Institutional investment professionals: 1-866-765-0778

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call 1-800-222-8222 or visit the Fund’s website at wfam.com. Read the prospectus carefully before you invest or send money.

Wells Fargo Asset Management (WFAM) is the trade name for certain investment advisory/management firms owned by Wells Fargo & Company. These firms include but are not limited to Wells Capital Management Incorporated and Wells Fargo Funds Management, LLC. Certain products managed by WFAM entities are distributed by Wells Fargo Funds Distributor, LLC (a broker-dealer and Member FINRA).

This material is for general informational and educational purposes only and is NOT intended to provide investment advice or a recommendation of any kind—including a recommendation for any specific investment, strategy, or plan.

INVESTMENT PRODUCTS: NOT FDIC INSURED  ◾  NO BANK GUARANTEE  ◾   MAY LOSE VALUE

© 2019 Wells Fargo Funds Management, LLC. All rights reserved.

404823 08-19

A251/AR251 06-19

Annual Report

June 30, 2019

Wells Fargo Municipal Bond Fund

Beginning on January 1, 2021, as permitted by new regulations adopted by the Securities and Exchange Commission, paper copies of the Wells Fargo Funds’ annual and semi-annual shareholder reports issued after this date will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds’ website, and you will be notified by mail each time a report is posted and provided with a website address to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically at any time by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling 1-800-222-8222 or by enrolling at wellsfargo.com/advantagedelivery.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports; if you invest directly with the Fund, you can call 1-800-222-8222. Your election to receive reports in paper will apply to all Wells Fargo Funds held in your account with your financial intermediary or, if you are a direct investor, to all Wells Fargo Funds that you hold.

Reduce clutter. Save trees.
Sign up for electronic delivery of prospectuses and shareholder reports at wellsfargo.com/advantagedelivery

The views expressed and any forward-looking statements are as of June 30, 2019, unless otherwise noted, and are those of the Fund managers and/or Wells Fargo Asset Management. Discussions of individual securities, or the markets generally, or any Wells Fargo Fund are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements. The views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo Asset Management and the Fund disclaim any obligation to publicly update or revise any views expressed or forward-looking statements.

INVESTMENT PRODUCTS: NOT FDIC INSURED  ◾  NO BANK GUARANTEE  ◾  MAY LOSE VALUE

Wells Fargo Municipal Bond Fund  |  1

Letter to shareholders (unaudited)

Andrew Owen

President

Wells Fargo Funds

Dear Shareholder:

We are pleased to offer you this annual report for the Wells Fargo Municipal Bond Fund for the 12-month period that ended June 30, 2019. After the first six months of the period yielded either low-single-digit or negative investment returns, stock and bond investors enjoyed a recovery during the final six months. The gains came amid continued concerns about global economic growth, international trade, geopolitical tensions, and bouts of market volatility.

For the period, U.S. stocks, based on the S&P 500 Index,1 gained 10.42% and international stocks, as measured by the MSCI ACWI ex USA Index (Net),2 rose 1.29%. The MSCI EM Index (Net)3 added 1.21%. For bond investors, the Bloomberg Barclays U.S. Aggregate Bond Index4 added 7.87%, the Bloomberg Barclays Global Aggregate ex-USD Index5 rose 4.10%, the Bloomberg Barclays Municipal Bond Index6 gained 6.71%, and the ICE BofAML U.S. High Yield Index7 added 7.58%.

U.S. and international markets diverged during the third quarter of 2018.

Domestic equity investors received encouraging news during the third quarter of 2018. The U.S. Bureau of Economic Analysis reported second-quarter annualized gross domestic product (GDP) growth of 4.2%. Hiring improved. Unemployment declined. Consumer confidence and spending increased. Third-quarter corporate earnings reports were generally positive. U.S. trade negotiations with Mexico and Canada progressed. The U.S. Federal Reserve (Fed) raised the federal funds rate by 25 basis points (bps; 100 bps equal 1.00%) to a target range of between 2.00% and 2.25% in September, one of four rate increases implemented during 2018, expressing confidence in the strength of the U.S. economic expansion’s durability.

Investors in international markets were not as confident. Tensions between the U.S. and China increased. The U.S. imposed $200 billion in tariffs on Chinese goods. China reacted with $60 billion in tariffs on U.S. goods. Economic growth in China caused concern. During the quarter, the MSCI ACWI ex USA Index (Net) gained 0.71%. The MSCI EM Index (Net) declined 1.09%. In fixed-income markets, U.S. bonds were flat, as measured by the Bloomberg Barclays U.S. Aggregate Bond Index. The Bloomberg Barclays Global Aggregate ex-USD Index fell 1.74%.

[1]

The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.

[2]

The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) ex USA Index (Net) is a free-float-adjusted market-capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets, excluding the U.S. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices or any securities or financial products. This report is not approved, reviewed, or produced by MSCI. You cannot invest directly in an index.

[3]

The MSCI Emerging Markets (EM) Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of emerging markets. You cannot invest directly in an index.

[4]

The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. You cannot invest directly in an index.

[5]

The Bloomberg Barclays Global Aggregate ex-USD Index is an unmanaged index that provides a broad-based measure of the global investment-grade fixed-income markets excluding the U.S. dollar-denominated debt market. You cannot invest directly in an index.

[6]	The Bloomberg Barclays Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.

[7]

The ICE BofAML U.S. High Yield Index is a market-capitalization-weighted index of domestic and Yankee high-yield bonds. The index tracks the performance of high-yield securities traded in the U.S. bond market. You cannot invest directly in an index. Copyright 2019. ICE Data Indices, LLC. All rights reserved.

2  |  Wells Fargo Municipal Bond Fund

Letter to shareholders (unaudited)

Global markets suffered during the fourth quarter of 2018.

November’s U.S. midterm elections shifted control of the House of Representatives from Republicans to Democrats, presaging partisan clashes that followed and caused uncertainty among investors. Third-quarter U.S. GDP was announced at an annualized 3.4% rate, lower than the second-quarter rate. Brexit efforts stalled ahead of the March 2019 deadline. The People’s Bank of China cut reserve requirement ratios, accelerated infrastructure spending, and cut taxes even as the value of the yuan declined to low levels last seen in 2008. A partial U.S. government shutdown driven by partisan policy disputes extended into January.

The combination of news in the U.S. and generally weak economic indicators outside of the U.S. caused investors to seek safe havens. December’s S&P 500 Index performance was the worst since 1931. Globally, fixed-income investments fared better than stocks during the last two months of the year. The Fed increased the federal funds rate by 25 bps in December to a target range of between 2.25% and 2.50%.

The market climbs a wall of worry.

Investors entered 2019 with reasons to be concerned. Investment returns appeared to reaffirm the adage that markets climb a wall of worry. The S&P 500 Index gained 8.01% for the month of January, the best monthly performance in 30 years. Returns for the MSCI ACWI ex USA Index (Net), the Bloomberg Barclays U.S. Aggregate Bond Index, and the Bloomberg Barclays Global Aggregate ex-USD Index also were positive. The Fed indicated that it would pause its program of regular rate increases during 2019 as inflation remained low.

In February 2019, concerns over slowing global growth persisted. The Bureau of Economic Analysis announced fourth-quarter 2018 GDP grew at an annualized 2.2% rate, down from the levels of the prior two quarters. In a February report, the Bank of England forecast the slowest growth since the financial crisis for 2019. China and the U.S. continued to wrangle over trade issues.

By the end of March 2019, the combination of dovish Fed sentiment and steady, if not spectacular, economic and business metrics reinforced investors’ confidence. Monthly job creation data and corporate profits, while less consistent than during 2018, were solid. China announced a roughly $300 billion stimulus package through tax and fee cuts intended to reinvigorate economic growth.

During April 2019, investors drew confidence from favorable economic projections, sustained low inflation, and solid employment data. First-quarter GDP showed the economy grew at an annualized rate of 3.2% on improvement in business investment and exports. Favorable sentiment extended to foreign markets as the MSCI ACWI ex USA Index (Net) gained 2.64% and the MSCI EM Index (Net) added 2.11% for the month.

During May 2019, investing signals were mixed. In the U.S., partisan wrangling ramped up as Democrats and Republicans set their sights on 2020 presidential politics. The U.K.’s Brexit caused Prime Minister Theresa May to resign. The European Commission downgraded the 2019 growth forecast to 1.2%. The U.S. increased tariffs on products from China, China responded, and then talks broke down. President Donald Trump threatened to turn his foreign policy tariff tool to Mexico over immigration issues. Markets tumbled.

As had been the case during most of 2019 to date, just as the investment horizon appeared to darken, sentiment turned and markets gained. The gains, primarily driven by geopolitical and monetary policy events, drove equity markets to new highs. President Trump dropped his threats of new tariffs on Mexico after talks and further tariffs on China after meeting with China’s President Xi Jinping at the G-20 summit. President Mario Draghi of the European Central Bank said that if the outlook doesn’t

“December’s S&P 500 Index performance was the worst since 1931.”

“The S&P 500 Index gained 8.01% for the month of January, the best monthly performance in 30 years.”

Wells Fargo Municipal Bond Fund  |  3

Letter to shareholders (unaudited)

improve, the bank will cut rates or buy more assets to prop up inflation. In the U.S., the Fed said growth shifted from “solid” to “moderate” and indicated a willingness to cut rates.

Don’t let short-term uncertainty derail long-term investment goals.

Periods of investment uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. To help you create a sound strategy based on your personal goals and risk tolerance, Wells Fargo Funds offers more than 100 mutual funds spanning a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.

Thank you for choosing to invest with Wells Fargo Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs.

Sincerely,

Andrew Owen

President

Wells Fargo Funds

For further information about your Fund, contact your investment professional, visit our website at wfam.com, or call us directly at 1-800-222-8222.

4  |  Wells Fargo Municipal Bond Fund

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Performance highlights (unaudited)

Investment objective

The Fund seeks current income exempt from federal income tax.

Manager

Wells Fargo Funds Management, LLC

Subadviser

Wells Capital Management Incorporated

Portfolio managers

Wendy Casetta‡

Terry J. Goode‡

Robert J. Miller

Average annual total returns (%) as of June 30, 2019

		Including sales charge			Excluding sales charge			Expense ratios [1] (%)

	Inception date	1 year	5 year	10 year	1 year	5 year	10 year	Gross	Net[2]

Class A (WMFAX)	4-8-2005	1.58	2.94	5.37	6.35	3.90	5.86	0.79	0.75

Class C (WMFCX)	4-8-2005	4.56	3.12	5.07	5.56	3.12	5.07	1.54	1.50

Class R6 (WMBRX)[3]	7-31-2018	–	–	–	6.72	4.21	6.18	0.41	0.41

Administrator Class (WMFDX)	4-8-2005	–	–	–	6.51	4.03	6.02	0.73	0.60

Institutional Class (WMBIX)	3-31-2008	–	–	–	6.67	4.20	6.17	0.46	0.46

Bloomberg Barclays Municipal Bond Index[4]	–	–	–	–	6.71	3.64	4.72	–	–

Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, wfam.com.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.

For Class A shares, the maximum front-end sales charge is 4.50%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including a contingent deferred sales charge assumes the sales charge for the corresponding time period. Class R6, Administrator Class, and Institutional Class shares are sold without a front-end sales charge or contingent deferred sales charge.

Bond values fluctuate in response to the financial condition of individual issuers, general market and economic conditions, and changes in interest rates. Changes in market conditions and government policies may lead to periods of heightened volatility in the bond market and reduced liquidity for certain bonds held by the Fund. In general, when interest rates rise, bond values fall and investors may lose principal value. Interest rate changes and their impact on the Fund and its share price can be sudden and unpredictable. The use of derivatives may reduce returns and/or increase volatility. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). The Fund is exposed to high-yield securities risk and municipal securities risk. Consult the Fund’s prospectus for additional information on these and other risks. A portion of the Fund’s income may be subject to federal, state, and/ or local income taxes or the Alternative Minimum Tax (AMT). Any capital gains distributions may be taxable.

Please see footnotes on page 7.

6  |  Wells Fargo Municipal Bond Fund

Performance highlights (unaudited)

Growth of $10,000 investment as of June 30, 2019[5]

‡	Ms. Casetta and Mr. Goode became portfolio managers of the Fund on March 28, 2019.

[1]

Reflects the expense ratios as stated in the most recent prospectuses. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report.

[2]

The manager has contractually committed through October 31, 2020, to waive fees and/or reimburse expenses to the extent necessary to cap the expenses of each class after fee waivers at 0.75% for Class A, 1.50% for Class C, 0.43% for Class R6, 0.60% for Administrator Class, and 0.48% for Institutional Class. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses (if any), and extraordinary expenses are excluded from the expense cap. Prior to or after the commitment expiration date, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees. Without this cap, the Fund’s returns would have been lower. The expense ratio paid by an investor is the net expense ratio (the total annual fund operating expenses after fee waivers) as stated in the prospectuses.

[3]

Historical performance shown for Class R6 shares prior to their inception reflects the performance of the Institutional Class shares, and includes the higher expenses applicable to Institutional Class shares. If these expenses had not been included, returns for Class R6 shares would be higher.

[4]	The Bloomberg Barclays Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.

[5]

The chart compares the performance of Class A shares for the most recent ten years with the Bloomberg Barclays Municipal Bond Index. The chart assumes a hypothetical $10,000 investment in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 4.50%.

[6]	Amounts are calculated based on the long-term total investments of the Fund. These amounts are subject to change and may have changed since the date specified.

[7]

The credit quality distribution of portfolio holdings reflected in the chart is based on ratings from Standard & Poor’s, Moody’s Investors Service, and/or Fitch Ratings Ltd. Credit quality ratings apply to the underlying holdings of the Fund and not to the Fund itself. The percentages of the Fund’s portfolio with the ratings depicted in the chart are calculated based on the total market value of fixed income securities held by the Fund. If a security was rated by all three rating agencies, the middle rating was utilized. If rated by two of three rating agencies, the lower rating was utilized, and if rated by one of the rating agencies, that rating was utilized. Standard & Poor’s rates the creditworthiness of bonds, ranging from AAA (highest) to D (lowest). Ratings from A to CCC may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the rating categories. Standard & Poor’s rates the creditworthiness of short-term notes from SP-1 (highest) to SP-3 (lowest). Moody’s rates the creditworthiness of bonds, ranging from Aaa (highest) to C (lowest). Ratings Aa to B may be modified by the addition of a number 1 (highest) to 3 (lowest) to show relative standing within the ratings categories. Moody’s rates the creditworthiness of short-term U.S. tax-exempt municipal securities from MIG 1/VMIG 1 (highest) to SG (lowest). Fitch rates the creditworthiness of bonds, ranging from AAA (highest) to D (lowest). Credit quality distribution is subject to change and may have changed since the date specified.

Wells Fargo Municipal Bond Fund  |  7

Performance highlights (unaudited)

MANAGER’S DISCUSSION

Fund highlights

∎	The Fund (Class A, excluding sales charges) underperformed its benchmark, the Bloomberg Barclays Municipal Bond Index, during the 12-month period that ended June 30, 2019.

∎	Our conservative duration position dampened volatility early in the period but was a drag on performance as the market rallied.

∎

Issue selection was also a key driver of performance, especially in the local general obligation (GO), transportation, education, and leasing sectors. An underweight to the strong-performing health care sector detracted from overall results.

∎

Credit positioning was the biggest driver of performance, and our overweight to lower-investment-grade credits (A-rated and BBB-rated bonds) as well as a modest allocation to high-yield bonds positively influenced returns as these types of bonds benefited from a growing economy and a strong demand for income.

∎	Our bias toward a flatter curve aided performance as the curve flattened over the period.

Effective maturity distribution as of June 30, 2019[6]

The Fed abruptly changed course from raising rates to a potential rate cut over the period.

Throughout most of 2018, the fixed-income markets expected the U.S. Federal Reserve (Fed) to continue the path to normalize monetary policy. Moderate economic growth, stronger employment data, and inflation near its 2% target enabled the Fed to increase the federal funds rate four times in the calendar year. Despite a Fed rate hike in December, the Treasury market rallied in the fourth quarter of 2018 as the market lowered expectations for further rate hikes amid slower global growth, trade tariffs, and uncertainty concerning Britain’s departure from the European Union. These concerns only increased as we moved into the first half of 2019, and discussions changed from when the Fed might hike to when it might cut the federal funds rate. As a result, fixed-income markets rallied, pushing the benchmark 10-year Treasury yield from a 3.23% peak in November 2018 to 2.00% by the end of June 2019.

Specific to the municipal bond market, the beginning of the reporting period was marked with significant outflows due to a general risk-on sentiment in equity markets and the fear of rising interest rates. Short municipals slightly underperformed Treasuries over the period. As the calendar turned, so did market sentiment. Flows into municipal mutual funds not only turned positive, but record inflows were reported as investor opinion toward fixed income, particularity municipals, improved due to investor expectations that interest rates would remain stable. While new-issue supply was higher than it was a year earlier, it was still much lower than a typical year due to tax reform that eliminated the ability of issuers to advance refund outstanding, higher-cost debt on a tax-exempt basis. Technicals drove the market as overall reduced supply, state and local sales tax caps for individuals, and lower interest rates fueled demand and thus returns for municipal bonds over the period.

Factors across the market influenced Fund performance.

An overweight to credit and individual security selection were the two main drivers of performance. Yield-curve and sector positioning also aided performance, while duration positioning was a drag on performance.

Please see footnotes on page 7.

8  |  Wells Fargo Municipal Bond Fund

Performance highlights (unaudited)

Credit quality as of June 30, 2019[7]

Demand for income remained strong during the period as overall interest rates remained low by historical standards. This demand combined with positive fund flows, low supply, and slowing but steady economic growth helped lower-investment-grade bonds (A-rated and BBB-rated bonds) as well as high-yield bonds outperform bonds in other rating categories. The Fund was overweight these rating categories and benefited as prices rose.

We have been cautious on credit for some time as yields on lower-investment-grade and high-yield bonds remain near historical lows. While an improving economy typically helps credit, we believe much of the credit rally has been driven by technicals rather than fundamentals. Consequently, we have implemented an up-in-quality trade approach by selling specific credits and rating categories into strength and purchasing higher-grade bonds with proceeds and incremental cash flows, thereby increasing the average credit quality of the portfolio. Even so, we purposefully maintain a modest overweight to seasoned lower-quality investment-grade bonds as well as a small allocation to high-yield bonds, which enhance the income component of total return.

We maintained duration short to the benchmark, which reduced volatility but detracted from performance as the market rallied over the period. We altered the magnitude of the short duration position to tactically take advantage of market peaks and troughs. The Fund’s duration ranged from a low of 4.80 years to a high of 6.48 years. We began the period at about 89% of the benchmark’s duration and ended at roughly 95% of benchmark. We began extending duration in the third quarter of 2018 and continued into the fourth quarter, as supply increased and valuations were attractive. During the first quarter of 2019, we allowed duration to drift down as seasonal market factors took hold, with the intention of extending around tax time, when technical strength typically subsides. Fund flows and lower-than-expected supply delayed and shortened the typical window, but we took the opportunity to get duration closer to neutral by buying bonds in the 15- to 22-year part of the curve and added higher-quality bonds.

We were underweight state GO bonds, as these bonds typically represent poor relative value, as well as local GO bonds. Despite the underweights, we outperformed compared with those sectors in the index, indicating good selection within both sectors. Within revenue bond subsectors, overweights to industrial development revenue/pollution control revenue, water and sewer, and special tax bonds were positive as these sectors outperformed. We were neutral weight the leasing sector but outperformed by a wide margin, indicating favorable selection within the sector. Underweights to housing and hospital bonds were a drag on performance as these sectors outperformed. In addition, underweights to the electric, transportation, and education sectors weighed on performance as these sectors outperformed. However, despite the underweights to these sectors, we outperformed them, indicating strong selection within each sector. Our overweight to Illinois credits was positive as it was one of the top-performing states in the index. Underweights to specialty states New York and California were positive as both underperformed the index. Fortunately, the Fund had a limited number of poor-performing securities, most of which were higher-quality names purchased as part of our up-in-quality trade approach. We believe these will outperform over time as technicals unwind. A couple of our prepaid gas bonds also underperformed, detracting from overall performance.

As the expansion appears to be in the rearview mirror, a transition away from risk may be warranted.

The economic expansion started in June 2009 and is the longest since the Great Depression. Low-quality bonds and equities have performed well with both near records—highs on stocks and bonds marching to record-low yields. We believe we are late-cycle, and although economic strength remains, the trend is negative and we expect growth to slow throughout the rest of the year. Our base case does not include a recession but rather suboptimal growth with little risk of an upside surprise to inflation at this point. Global economic growth is anemic at best, with trade issues and Brexit concerns adding to a weakening economic environment. Fed rhetoric is dovish, and as of June 30, 2019, the bond market was pricing in multiple rate cuts by year-end, the effect of which would likely serve to inflate asset prices rather than provide any real economic stimulus. Slow economic growth bodes well for bonds but not necessarily for credit spreads, as slower economic growth typically weighs on credit quality.

Overall, technicals remain strong in the municipal bond market. Bond valuations in the medium term are supported by strong technicals, such as record levels of municipal debt maturities and calls, limited availability of gross municipal bond supply, and continued flows into the asset class.

The Fund is structured for a slower-growth environment, with duration close to neutral, curve positioning based largely on a key rate structure as we transition to a rate-cutting cycle, a higher credit-quality bias, and a focus on sectors that should perform well as economic growth slows.

Please see footnotes on page 7.

Wells Fargo Municipal Bond Fund  |  9

Fund expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (if any) on redemptions and (2) ongoing costs, including management fees, distribution (12b-1) and/or shareholder servicing fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from January 1, 2019 to June 30, 2019.

Actual expenses

The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and contingent deferred sales charges. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning account value 1-1-2019	Ending account value 6-30-2019	Expenses paid during the period¹	Annualized net expense ratio

Class A

Actual	$1,000.00	$1,049.73	$3.81	0.75%

Hypothetical (5% return before expenses)	$1,000.00	$1,021.07	$3.76	0.75%

Class C

Actual	$1,000.00	$1,045.85	$7.61	1.50%

Hypothetical (5% return before expenses)	$1,000.00	$1,017.35	$7.50	1.50%

Class R6

Actual	$1,000.00	$1,051.55	$2.02	0.40%

Hypothetical (5% return before expenses)	$1,000.00	$1,022.83	$1.99	0.40%

Administrator Class

Actual	$1,000.00	$1,050.50	$3.05	0.60%

Hypothetical (5% return before expenses)	$1,000.00	$1,021.82	$3.01	0.60%

Institutional Class

Actual	$1,000.00	$1,051.30	$2.27	0.45%

Hypothetical (5% return before expenses)	$1,000.00	$1,022.58	$2.24	0.45%

[1]

Expenses paid is equal to the annualized net expense ratio of each class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half-year period).

10  |  Wells Fargo Municipal Bond Fund

Portfolio of investments—June 30, 2019

Security name			Shares	Value
Exchange-Traded Funds: 4.50%

iShares National AMT-Free Municipal Bond ETF			2,018,606	$228,284,153

Total Exchange-Traded Funds (Cost $224,710,227)				228,284,153

	Interest rate	Maturity date	Principal	Value
Municipal Obligations: 94.38%

Alabama: 1.69%

GO Revenue: 0.07%

Birmingham AL CAB Series A1	5.00%	3-1-2045	$3,000,000	3,391,560

Health Revenue: 0.30%

Alabama Health Care Authority for Baptist Health Series B ø	2.37	11-1-2042	12,600,000	12,600,000

UAB Medicine Finance Authority Series B	5.00	9-1-2034	1,000,000	1,242,830

UAB Medicine Finance Authority Series B	5.00	9-1-2035	1,000,000	1,238,080

				15,080,910

Miscellaneous Revenue: 0.78%

Alabama Federal Aid Highway Finance Authority Series A	5.00	6-1-2037	14,000,000	16,922,920

Alabama Federal Aid Highway Finance Authority Series A	5.00	9-1-2035	19,000,000	22,629,380

				39,552,300

Utilities Revenue: 0.43%

Southeast Alabama Gas Supply District Project #1 Series A	4.00	4-1-2049	1,410,000	1,528,835

Southeast Alabama Gas Supply District Project #2 Series A	4.00	6-1-2049	18,900,000	20,573,217

				22,102,052

Water & Sewer Revenue: 0.11%

Jefferson County AL CAB Series B (AGM Insured) ¤	0.00	10-1-2025	710,000	602,059

Jefferson County AL CAB Series B (AGM Insured) ¤	0.00	10-1-2026	3,000,000	2,378,160

Jefferson County AL CAB Series B (AGM Insured) ¤	0.00	10-1-2029	4,115,000	2,669,154

				5,649,373

				85,776,195

Alaska: 0.22%

Health Revenue: 0.22%

Alaska IDA Loan Anticipation YKHC Project	3.50	12-1-2020	11,300,000	11,362,715

Arizona: 1.49%

Education Revenue: 0.49%

La Paz County AZ IDA Educational Facility Imagine Schools West Middle Project Series A 144A	5.75	6-15-2038	1,085,000	1,119,156

La Paz County AZ IDA Educational Facility Imagine Schools West Middle Project Series A 144A	5.88	6-15-2048	2,435,000	2,511,289

Phoenix AZ IDA Legacy Traditional Schools Project Series A 144A	6.50	7-1-2034	2,000,000	2,292,620

Phoenix AZ IDA Rowan University Project Series 2012	5.25	6-1-2034	1,000,000	1,088,680

Pima County AZ IDA New Plan Learning Project Series A	7.75	7-1-2035	7,390,000	7,484,814

Pima County AZ IDA New Plan Learning Project Series A	8.13	7-1-2041	6,395,000	6,477,240

Pima County AZ IDA Noah Webster Schools-Pima Project	7.00	12-15-2043	3,225,000	3,607,614

				24,581,413

Wells Fargo Municipal Bond Fund  |  11

Portfolio of investments—June 30, 2019

	Interest rate	Maturity date	Principal	Value

Health Revenue: 0.18%

Arizona Health Facilities Authority Revenue Bond Banner Health Series 2012A	4.00%	1-1-2043	$5,565,000	$5,754,154

Tempe AZ IDA Friendship Village Project Series A	5.25	12-1-2020	1,000,000	1,041,500

Tempe AZ IDA Friendship Village Project Series A	5.38	12-1-2021	1,000,000	1,067,650

Tempe AZ IDA Friendship Village Project Series A	5.50	12-1-2022	1,000,000	1,067,160

				8,930,464

Miscellaneous Revenue: 0.23%

Arizona Board Regents Certificates Refunding University Arizona Series C	5.00	6-1-2028	3,250,000	3,554,948

Navajo Nation AZ Refunding Bond Series A 144A	5.50	12-1-2030	7,275,000	8,197,616

				11,752,564

Resource Recovery Revenue: 0.06%

Yavapai County AZ IDA Waste Management Incorporated Project	2.80	6-1-2027	3,200,000	3,257,568

Tax Revenue: 0.32%

Phoenix AZ Civic Improvement Corporation Series A	5.00	7-1-2034	13,875,000	16,269,409

Utilities Revenue: 0.00%

Maricopa County AZ PCR Public Service Company of New Mexico Palo Verde Project Series B	5.20	6-1-2043	100,000	102,993

Water & Sewer Revenue: 0.21%

Phoenix AZ Civic Improvement Corporation Junior Lien Refunding Bond	5.00	7-1-2034	8,805,000	10,529,371

				75,423,782

California: 4.20%

Airport Revenue: 1.12%

Los Angeles CA Department Airports AMT Subordinate Revenue Bond	5.00	5-15-2034	1,750,000	2,056,950

Los Angeles CA Department of Airports Subordinate Revenue Bonds	4.00	5-15-2036	2,000,000	2,182,640

Los Angeles CA Department of Airports Subordinate Revenue Bonds Series A	5.25	5-15-2048	15,000,000	18,080,100

San Francisco CA City & County Airport Commission San Francisco International Airport Series B	5.00	5-1-2046	30,000,000	34,471,200

				56,790,890

Education Revenue: 0.13%

California Municipal Finance Authority Charter School Albert Einstein Academies Project Series A	7.13	8-1-2043	2,230,000	2,486,316

University of California Series K	4.00	5-15-2046	3,880,000	4,172,979

				6,659,295

GO Revenue: 1.03%

Alhambra CA Unified School District CAB Election of 2008 Series B (AGC Insured) ¤	0.00	8-1-2031	7,500,000	5,555,175

Alhambra CA Unified School District CAB Election of 2008 Series B (AGM Insured) ¤	0.00	8-1-2031	2,175,000	1,611,001

Alhambra CA Unified School District CAB Election of 2008 Series B (AGM Insured) ¤	0.00	8-1-2032	3,795,000	2,700,674

Alhambra CA Unified School District CAB Election of 2008 Series B (AGM Insured) ¤	0.00	8-1-2034	5,000,000	3,306,100

Alhambra CA Unified School District CAB Election of 2008 Series B (AGM Insured) ¤	0.00	8-1-2035	6,700,000	4,258,118

Anaheim CA Union High School District Election Series 2014	4.00	8-1-2042	4,000,000	4,362,640

12  |  Wells Fargo Municipal Bond Fund

Portfolio of investments—June 30, 2019

	Interest rate	Maturity date	Principal	Value

GO Revenue (continued)

California Tender Option Bond Trust Receipts/Certificates Santa Clara County CA San Jose Unified School District Series 2015 (JPMorgan Chase & Company LIQ) 144Aø	2.05%	8-1-2022	$2,050,000	$2,050,000

Colton CA Unified School District CAB Series B (AGM Insured) ¤	0.00	8-1-2031	1,000,000	737,170

Colton CA Unified School District CAB Series B (AGM Insured) ¤	0.00	8-1-2032	1,000,000	711,640

Colton CA Unified School District CAB Series B (AGM Insured) ¤	0.00	8-1-2033	1,000,000	687,460

Compton CA Community College District CAB Election of 2002 Series C ¤	0.00	8-1-2032	2,515,000	1,717,393

Compton CA Community College District CAB Election of 2002 Series C ¤	0.00	8-1-2033	2,000,000	1,315,160

El Monte CA Union High School District CAB Election of 2008 (AGM Insured) ¤	0.00	6-1-2030	2,000,000	1,525,640

El Monte CA Union High School District CAB Election of 2008 (AGM Insured) ¤	0.00	6-1-2031	2,000,000	1,468,520

El Monte CA Union High School District CAB Election of 2008 (AGM Insured) ¤	0.00	6-1-2032	1,660,000	1,175,512

El Monte CA Union High School District CAB Election of 2008 (AGM Insured) ¤	0.00	6-1-2033	1,230,000	840,963

Ontario Montclair CA School District CAB (AGC Insured) ¤	0.00	8-1-2028	1,500,000	1,230,810

Ontario Montclair CA School District CAB (AGC Insured) ¤	0.00	8-1-2030	2,000,000	1,493,900

San Diego CA Unified School District CAB Series C ¤	0.00	7-1-2031	2,000,000	1,486,920

San Diego CA Unified School District CAB Series C ¤	0.00	7-1-2033	1,000,000	696,100

San Diego CA Unified School District CAB Series C ¤	0.00	7-1-2034	2,000,000	1,342,020

State of California Series A4 (Citibank NA LOC) ø	1.92	5-1-2034	10,460,000	10,460,000

Wiseburn CA School District CAB Election of 2010 Series B (AGM Insured) ¤	0.00	8-1-2034	2,530,000	1,706,384

				52,439,300

Health Revenue: 0.25%

California Statewide CDA Sutter Health Series A	6.00	8-15-2042	4,900,000	5,164,649

San Buenaventura CA Community Mental Health System	6.00	12-1-2019	1,040,000	1,057,295

San Buenaventura CA Community Mental Health System	6.25	12-1-2020	2,000,000	2,119,540

University of California Regents University Medical Center Pooled Revenue Bonds 2016 Series L	5.00	5-15-2047	3,885,000	4,486,748

				12,828,232

Industrial Development Revenue: 0.07%

California PCFA Solid Waste Disposal AMT Green Bond Calplant I Project 144A	8.00	7-1-2039	3,270,000	3,550,958

Miscellaneous Revenue: 0.67%

Anaheim CA PFA Convention Center Expansion Project Series A	5.00	5-1-2046	8,500,000	9,637,470

California Public Works Board Judicial Council Project Series A	5.00	3-1-2031	3,260,000	3,664,305

Pasadena CA PFA CAB Rose Bowl Series A ¤	0.00	3-1-2027	2,095,000	1,799,500

Pasadena CA PFA CAB Rose Bowl Series A ¤	0.00	3-1-2028	4,450,000	3,714,326

Pasadena CA PFA CAB Rose Bowl Series A ¤	0.00	3-1-2029	4,520,000	3,666,714

Pasadena CA PFA CAB Rose Bowl Series A ¤	0.00	3-1-2031	2,185,000	1,631,758

Pasadena CA PFA CAB Rose Bowl Series A ¤	0.00	3-1-2032	2,000,000	1,435,080

Pasadena CA PFA CAB Rose Bowl Series A ¤	0.00	3-1-2033	4,295,000	2,980,730

Richmond CA Joint Powers Financing Authority Civic Center Project Series A (AGC Insured)	5.88	8-1-2037	25,000	25,086

Richmond CA Joint Powers Financing Authority Point Potrero Series A	6.25	7-1-2024	5,420,000	5,441,138

				33,996,107

Wells Fargo Municipal Bond Fund  |  13

Portfolio of investments—June 30, 2019

	Interest rate	Maturity date	Principal	Value
Tax Revenue: 0.05%

Norco CA Redevelopment Agency Tax Refunding Redevelopment Bond Project Area #1	6.00%	3-1-2036	$1,120,000	$1,155,650

San Diego County CA Regional Transportation Commission Limited Tax Series A	5.00	4-1-2048	915,000	1,072,581

				2,228,231

Transportation Revenue: 0.48%

Bay Area CA Toll Authority Toll Bridge Series A (SIFMA Municipal Swap +1.25%) ±	3.15	4-1-2036	23,545,000	24,284,784

Utilities Revenue: 0.40%

M-S-R California Energy Authority Gas Series B	6.13	11-1-2029	15,925,000	20,238,923

				213,016,720

Colorado: 4.28%

Airport Revenue: 0.12%

Denver CO City & County Airport System Revenue Series 2012A	5.00	12-1-2037	3,130,000	3,738,754

Denver CO City & County Airport System Revenue Series 2012B	5.00	11-15-2030	2,000,000	2,218,080

				5,956,834

Education Revenue: 0.95%

Colorado Board of Governors State University Enterprise System Revenue Bonds Series 2013C	5.25	3-1-2033	725,000	827,965

Colorado Board of Governors State University Enterprise System Revenue Prerefunded Bond Series 2018 E-1	5.00	3-1-2040	555,000	661,416

Colorado Board of Governors State University Enterprise System Revenue Prerefunded Bond Series E-1	5.00	3-1-2040	390,000	464,779

Colorado Board of Governors State University Enterprise System Revenue Unrefunded Bond Series 2018 E-1	5.00	3-1-2040	1,055,000	1,204,947

Colorado ECFA Alexander Dawson School LLC Project	5.00	2-15-2040	1,000,000	1,018,540

Colorado ECFA Charter School Aspen Ridge School Project Series 2015A 144A	4.13	7-1-2026	515,000	531,150

Colorado ECFA Charter School Banning Lewis Ranch Academy Project Series A	6.00	12-15-2037	3,400,000	3,542,732

Colorado ECFA Charter School Banning Lewis Ranch Academy Project Series B-2	7.00	12-15-2046	3,940,000	4,267,847

Colorado ECFA Charter School Ben Franklin Academy Project	5.00	7-1-2036	750,000	846,788

Colorado ECFA Charter School Collegiate Project (Syncora Guarantee Incorporated Insured)	5.25	6-15-2024	1,140,000	1,142,440

Colorado ECFA Charter School Community Leadership Academy	5.75	7-1-2019	195,000	195,000

Colorado ECFA Charter School Community Leadership Academy Second Campus Project	7.00	8-1-2033	1,240,000	1,399,625

Colorado ECFA Charter School District Montessori Charter School Project	5.00	7-15-2037	1,150,000	1,243,783

Colorado ECFA Charter School Pinnacle High School Project Series 2009	5.13	12-1-2039	500,000	502,440

Colorado ECFA Charter School Refunding and Improvement Bonds Skyview Academy Project 2014 144A	4.13	7-1-2024	500,000	509,875

Colorado ECFA Charter School Refunding and Improvement Bonds University Laboratory School Project 2015	5.00	12-15-2028	600,000	657,012

Colorado ECFA Charter School Rocky Mountain Classical Academy Project Series A	7.50	9-1-2033	5,015,000	6,248,038

Colorado ECFA Charter School Rocky Mountain Classical Academy Project Series A	8.00	9-1-2043	5,930,000	7,493,800

14  |  Wells Fargo Municipal Bond Fund

Portfolio of investments—June 30, 2019

	Interest rate	Maturity date	Principal	Value

Education Revenue (continued)

Colorado ECFA Charter School Rocky Mountain Classical Academy Project Series A	8.13%	9-1-2048	$3,795,000	$4,814,868

Colorado ECFA Charter School Twin Peaks Charter Academy	6.50	3-15-2043	1,290,000	1,354,874

Colorado ECFA Refunding Bonds The University Corporation for Atmosphere Research Project Series 2010	5.00	9-1-2032	1,265,000	1,317,966

Colorado ECFA Refunding Bonds The University Corporation for Atmosphere Research Project Series B	5.00	9-1-2030	1,770,000	1,939,832

Colorado ECFA Union Colony School Project Revenue Bond Series 2018	5.00	4-1-2048	715,000	823,945

Colorado PFA Charter School Highline Academy Project	6.25	12-15-2020	150,000	156,104

Colorado PFA Charter School Highline Academy Project	6.75	12-15-2025	455,000	490,090

Colorado PFA Charter School Highline Academy Project	7.38	12-15-2040	4,010,000	4,352,735

				48,008,591

GO Revenue: 0.37%

Arapahoe County CO Copperleaf Metropolitan District #2	5.75	12-1-2045	500,000	524,300

Arapahoe County CO Littleton Metropolitan School District #6	5.50	12-1-2043	9,900,000	12,496,077

Aurora CO Cornerstar Metropolitan District Refunding Bond Series A	5.25	12-1-2047	1,000,000	1,048,150

Aurora CO Park 70 Metropolitan District	5.00	12-1-2046	1,000,000	1,097,020

Colorado International Center Metropolitan District #3 Refunding Bonds	4.63	12-1-2031	635,000	640,880

Colorado Parker Homestead Metropolitan District Refunding and Improvement Bonds Series 2016	5.63	12-1-2044	1,000,000	1,057,340

Weld County CO Eaton Area Park & Recreation District Series 2015	5.50	12-1-2038	1,075,000	1,140,382

Wheatlands CO Metropolitan District #2 Refunding Bond (Build America Mutual Assurance Company Insured)	5.00	12-1-2030	500,000	588,940

				18,593,089

Health Revenue: 0.52%

Aspen Valley Hospital District Refunding Bonds Series 2012	5.00	10-15-2033	600,000	642,498

Colorado Health Facilities Authority Catholic Health Initiatives Series A	5.00	7-1-2039	14,260,000	14,298,787

Colorado Health Facilities Authority Catholic Health Initiatives Series D-1	6.25	10-1-2033	5,000,000	5,035,700

Colorado Health Facilities Authority Evangelical Lutheran Good Samaritan Society Series 2015A	5.00	6-1-2040	1,000,000	1,114,150

Colorado Health Facilities Authority Frasier Meadows Retirement Community Project Series 2017A	5.25	5-15-2047	1,000,000	1,110,710

Colorado Health Facilities Authority Sisters of Charity Leavenworth Health System Series 2013A	5.50	1-1-2035	1,000,000	1,142,330

Colorado Health Facilities Authority Sunny Vista Living Center Series 2015A 144A	5.00	12-1-2025	670,000	692,257

Denver CO Health & Hospital Authority Refunding Bonds Series 2017A 144A	5.00	12-1-2034	500,000	580,000

University of Colorado Hospital Authority Series A	6.00	11-15-2029	2,000,000	2,034,480

				26,650,912

Miscellaneous Revenue: 0.57%

Aurora CO Certificate of Participation Refunding Bonds Series 2009A	5.00	12-1-2027	2,000,000	2,029,320

Aurora CO E-470 Public Highway Authority CAB Series A (National Insured) ¤	0.00	9-1-2034	4,000,000	2,480,560

Colorado Bridge Enterprise Revenue	4.00	12-31-2029	2,705,000	3,031,818

Colorado Bridge Enterprise Revenue	4.00	6-30-2030	3,115,000	3,479,922

Colorado Bridge Enterprise Revenue	4.00	6-30-2031	665,000	738,449

Colorado Regional Transportation District Certificate of Participation Series 2010A	5.38	6-1-2031	2,500,000	2,583,150

Wells Fargo Municipal Bond Fund  |  15

Portfolio of investments—June 30, 2019

	Interest rate	Maturity date	Principal	Value

Miscellaneous Revenue (continued)

Colorado Regional Transportation District Certificate of Participation Series 2014A	5.00%	6-1-2044	$2,000,000	$2,214,820

Denver CO School District #1 Certificate of Participation Series B	5.00	12-15-2035	1,000,000	1,173,830

Denver CO School District #1 Certificate of Participation Series B	5.00	12-15-2045	1,200,000	1,384,860

Fremont County CO Finance Corporation Certificate of Participation Series 2013	5.25	12-15-2038	1,265,000	1,366,681

Garfield County CO Public Library District Lease Purchase Financing Program Series 2009	5.00	12-1-2026	715,000	725,875

Longmont CO Certificate of Participation Series 2014	5.00	12-1-2034	1,000,000	1,125,740

Platte Valley CO Fire Protection District Series 2012	5.00	12-1-2036	325,000	345,420

Westminster CO Certificate of Participation Series 2015A	5.00	12-1-2035	2,000,000	2,355,120

Westminster CO Public Schools Certificate of Participation Series 2019 (AGM Insured)	5.00	12-1-2048	3,500,000	4,140,220

				29,175,785

Tax Revenue: 1.39%

City of Commerce City CO Sales and Use Tax Revenue Bonds Series 2014 (AGM Insured)	5.00	8-1-2044	1,250,000	1,405,100

Colorado Park Creek Metropolitan District Refunding Bonds Series A	5.00	12-1-2045	500,000	557,715

Colorado Regional Transportation District Fastracks Project Revenue Bonds Series 2013A	5.00	11-1-2031	1,000,000	1,110,950

Denver CO City & County Excise Tax Series A (AGC Insured)	6.00	9-1-2021	2,000,000	2,015,460

Denver CO City & County Refunding and Improvement Bonds Series A	5.00	8-1-2044	3,000,000	3,506,880

Regional Transportation District Colorado Fastracks Project Series A	5.00	11-1-2041	50,945,000	60,223,613

Thornton CO Development Authority East 144th Avenue and I-25 Project Series B	5.00	12-1-2034	1,375,000	1,585,815

				70,405,533

Transportation Revenue: 0.16%

Colorado E-470 Public Highway Authority CAB Series B (National Insured) ¤	0.00	9-1-2022	4,600,000	4,350,220

Colorado High Performance Transportation Enterprise US 36 & I-25 Managed Lanes	5.75	1-1-2044	3,360,000	3,675,134

				8,025,354

Utilities Revenue: 0.07%

Colorado Springs CO Utilities System Improvement Bonds Series 2013 B-2	5.00	11-15-2038	3,000,000	3,383,100

Water & Sewer Revenue: 0.13%

Aurora CO Water Revenue Refunding Bond First Lien	5.00	8-1-2046	5,000,000	5,871,150

East Cherry Creek Valley CO Water and Sanitation District	5.00	11-15-2032	750,000	887,880

				6,759,030

				216,958,228

Connecticut: 0.81%

GO Revenue: 0.18%

Hamden CT BAN	5.00	8-15-2026	1,235,000	1,373,431

Hartford CT Series A	5.00	4-1-2028	3,165,000	3,510,808

Hartford CT Series B	5.00	4-1-2025	1,220,000	1,362,606

Hartford CT Series B	5.00	4-1-2026	1,470,000	1,638,315

Hartford CT Series B	5.00	4-1-2027	1,000,000	1,111,250

				8,996,410

16  |  Wells Fargo Municipal Bond Fund

Portfolio of investments—June 30, 2019

	Interest rate	Maturity date	Principal	Value
Miscellaneous Revenue: 0.10%

Connecticut General Obligation Bonds 2012 Series E	5.00%	9-15-2032	$4,860,000	$5,295,359

Tax Revenue: 0.53%

Connecticut Special Tax Obligation Revenue Transportation Infrastructure Purpose Series 2014A	5.00	9-1-2028	10,105,000	11,661,877

Connecticut Special Tax Obligation Revenue Transportation Infrastructure Purpose Series 2018B	5.00	10-1-2036	5,000,000	6,007,850

Connecticut Special Tax Obligation Revenue Transportation Infrastructure Purpose Series 2018B	5.00	10-1-2037	7,500,000	8,980,650

				26,650,377

				40,942,146

Delaware: 0.29%

Education Revenue: 0.20%

Delaware EDA Odyssey Charter School Incorporated Project Series A 144A	7.00	9-1-2045	7,500,000	8,070,600

Kent County DE Charter School Incorporated Project	7.38	5-1-2037	2,110,000	2,232,422

				10,303,022

Transportation Revenue: 0.09%

Delaware Transportation Authority US 301 Project	5.00	6-1-2055	3,950,000	4,459,985

				14,763,007

District of Columbia: 0.93%

Education Revenue: 0.04%

District of Columbia Cesar Chavez Public Charter School	6.50	11-15-2021	2,265,000	2,301,761

GO Revenue: 0.12%

District of Columbia	5.00	6-1-2037	5,000,000	6,014,650

Miscellaneous Revenue: 0.45%

District of Columbia	5.00	10-15-2044	10,000,000	12,193,300

Tender Option Bond Trust Receipts/Floater Certificates Series 2019-BAML8002 (Bank of America NA LOC, Bank of America NA LIQ) 144Aø	1.98	3-1-2052	10,450,000	10,450,000

				22,643,300

Tax Revenue: 0.32%

District of Columbia Income Tax Secured Series G	5.00	12-1-2036	15,000,000	16,191,450

				47,151,161

Florida: 4.99%

Airport Revenue: 1.51%

Broward County FL Airport System Revenue Bond AMT Series 2015A	5.00	10-1-2036	12,440,000	14,228,001

Greater Orlando FL Aviation Authority Series A	5.00	10-1-2046	3,000,000	3,468,420

Hillsborough County FL Aviation Authority Revenue Tampa International Airport Series A	5.00	10-1-2048	7,000,000	8,218,700

Hillsborough County FL Aviation Authority Revenue Tampa International Airport Series B	5.00	10-1-2040	1,000,000	1,141,370

Hillsborough County FL Aviation Authority Revenue Tampa International Airport Series E	5.00	10-1-2048	10,000,000	11,785,500

Wells Fargo Municipal Bond Fund  |  17

Portfolio of investments—June 30, 2019

	Interest rate	Maturity date	Principal	Value

Airport Revenue (continued)

Hillsborough County FL Aviation Authority Revenue Tampa International Airport Series F	5.00%	10-1-2048	$17,000,000	$20,403,400

Jacksonville FL Port Authority Series B	5.00	11-1-2044	4,080,000	4,873,805

Jacksonville FL Port Authority Series B	5.00	11-1-2048	9,870,000	11,734,048

Miami-Dade County FL Seaport AMT Series B	6.00	10-1-2033	500,000	576,220

				76,429,464

Education Revenue: 0.60%

Capital Trust Agency Florida Educational Facilities Revenue Renaissance Charter School Incorporated 144A	5.00	6-15-2039	3,610,000	3,740,646

Florida Development Finance Corporation Educational Facilities Renaissance Charter School Project Series A	8.50	6-15-2044	13,290,000	15,257,186

Florida Higher Educational Facilities Authority Jacksonville University Project Series A-1 144A	5.00	6-1-2048	2,000,000	2,168,940

Lakeland FL Educational Facilities Authority Florida Southern College Project Series A	5.00	9-1-2025	530,000	579,672

Lakeland FL Educational Facilities Authority Florida Southern College Project Series A	5.00	9-1-2028	1,195,000	1,300,638

Pinellas County FL Educational Facilities Authority Barry University Project	5.00	10-1-2027	1,600,000	1,704,064

Seminole County FL IDA Choices in Learning Series A	6.20	11-15-2026	1,535,000	1,622,142

Seminole County FL IDA Choices in Learning Series A	7.38	11-15-2041	3,525,000	3,801,572

				30,174,860

GO Revenue: 0.64%

Miami-Dade County FL School District	5.00	3-15-2046	15,000,000	17,368,950

Miami-Dade County FL Series 2014-A	5.00	7-1-2043	12,935,000	15,034,609

				32,403,559

Health Revenue: 0.84%

ACTS Retirement Life Communities Incorporated Obligated Group Escambia County Health Facilities Authority Refunding Bonds Series 2003B (AGC Insured, TD Bank NA SPA) ø	2.05	11-15-2029	1,475,000	1,475,000

Atlantic Beach FL Health Care Facilities Fleet Landing Project Series B	5.63	11-15-2043	5,000,000	5,569,450

Collier County FL IDA NCH Healthcare System Project	6.25	10-1-2039	17,015,000	18,324,985

Holmes County FL Hospital Corporation Doctors Memorial Hospital Project	6.00	11-1-2038	2,500,000	2,500,350

Lee County FL IDA Shell Point Alliance %%	5.00	11-15-2049	6,350,000	7,283,260

Lee Memorial Health System Series B ø	2.13	4-1-2049	2,000,000	2,000,000

St. Petersburg FL Health Facilities Authority All Children’s Project Series A	6.50	11-15-2039	5,500,000	5,603,675

				42,756,720

Housing Revenue: 0.07%

Florida Housing Finance Corporation Journet Place Apartments Series 1	7.60	12-15-2047	790,000	960,198

Florida Housing Finance Corporation Villa Capri Phase III	7.60	12-15-2042	2,615,000	2,745,384

				3,705,582

Industrial Development Revenue: 0.04%

Florida Development Finance Corporation 144A	5.00	5-1-2029	2,000,000	2,182,220

Miscellaneous Revenue: 0.43%

CityPlace Florida Community Development District	5.00	5-1-2022	1,000,000	1,088,620

Collier County FL School Board Refunding Bond Certificate of Participation (AGM Insured)	5.25	2-15-2021	1,000,000	1,062,580

18  |  Wells Fargo Municipal Bond Fund

Portfolio of investments—June 30, 2019

	Interest rate	Maturity date	Principal	Value

Miscellaneous Revenue (continued)

Hillsborough County FL	5.00%	10-1-2038	$8,000,000	$9,325,440

Indigo FL Community Development District Series C ††	1.40	5-1-2030	2,248,150	1,573,705

Lakeside Plantation FL Community Development District Series A	6.95	5-1-2031	1,041,000	1,042,228

Marshall Creek Florida Community Development District ††	5.00	5-1-2032	1,870,000	1,809,655

Marshall Creek Florida Community Development District	6.32	5-1-2045	125,000	120,076

Orlando FL Capital Improvement Special Revenue Series B	5.00	10-1-2033	1,525,000	1,766,758

Orlando FL Capital Improvement Special Revenue Series B	5.00	10-1-2035	1,680,000	1,946,532

Orlando FL Capital Improvement Special Revenue Series B	5.00	10-1-2036	1,765,000	2,039,846

				21,775,440

Resource Recovery Revenue: 0.08%

Florida Development Finance Corporation Solid Waste AMT Pro USA Incorporated 144A	5.00	8-1-2029	4,000,000	4,237,280

Tax Revenue: 0.40%

Florida Board of Education Public Education Refunding Capital Outlay Series D	4.00	6-1-2031	8,000,000	8,499,760

Florida Board of Education Series E	5.00	6-1-2031	10,065,000	11,995,064

				20,494,824

Utilities Revenue: 0.10%

Jacksonville FL Electric Authority Subordinate Revenue Bonds 2012 Series A	4.00	10-1-2031	5,040,000	5,158,037

Water & Sewer Revenue: 0.28%

Charlotte County FL IDA 144A	5.00	10-1-2034	1,000,000	1,073,240

Daytona Beach FL Refunding & Improvement Bonds Project (AGM Insured)	5.00	11-1-2031	1,155,000	1,275,813

Daytona Beach FL Refunding & Improvement Bonds Project (AGM Insured)	5.00	11-1-2032	1,465,000	1,614,972

Florida Keys Aqueduct Authority Series A	5.00	9-1-2041	2,750,000	3,173,775

Viera East Florida Community Development District Water Management Project (National Insured)	5.75	5-1-2020	2,020,000	2,075,914

Viera East Florida Community Development District Water Management Project (National Insured)	5.75	5-1-2021	2,140,000	2,269,534

Viera East Florida Community Development District Water Management Project (National Insured)	5.75	5-1-2022	2,265,000	2,478,839

				13,962,087

				253,280,073

Georgia: 3.06%

Education Revenue: 0.20%

Cobb County GA Development Authority Charter Learning Center Foundation Central Project Series A ††	4.38	7-1-2025	1,705,000	1,468,380

Georgia Private Colleges & Universities Authority Mercer University Project	5.00	10-1-2040	5,000,000	5,543,350

Georgia Private Colleges & Universities Authority Series A	5.25	10-1-2027	2,655,000	2,856,010

				9,867,740

Health Revenue: 0.37%

Fulton County GA Development Authority Hospital Revenue Bond Series A	5.00	4-1-2047	2,250,000	2,591,280

Gainesville & Hall Counties GA Development Authority Senior Living Facilities Lanier Village Series B (AGC Insured, TD Bank NA SPA) ø	2.05	11-15-2033	6,825,000	6,825,000

Wells Fargo Municipal Bond Fund  |  19

Portfolio of investments—June 30, 2019

	Interest rate	Maturity date	Principal	Value

Health Revenue (continued)

Gainesville GA Hospital Authority Series C ø	2.12%	2-15-2047	$6,645,000	$6,645,000

The Glynn-Brunswick Memorial Hospital Authority Revenue Anticipation Certificates Series 2015	5.00	8-1-2034	2,580,000	2,913,439

				18,974,719

Transportation Revenue: 0.11%

Georgia Road & Tollway Authority CAB I-75 South Expressway Lanes Project Series A 144A¤	0.00	6-1-2034	3,750,000	1,466,063

Georgia Road & Tollway Authority CCAB I-75 South Expressway Lanes Project Series B 144A¤	0.00	6-1-2049	5,600,000	4,168,248

				5,634,311

Utilities Revenue: 2.38%

Appling County GA Development Authority Oglethorpe Power Corporation Hatch Project	2.40	1-1-2038	16,530,000	16,620,217

Bartow County GA Development Authority	2.75	12-1-2032	20,000,000	20,511,800

Burke County GA Development Authority	2.93	11-1-2053	14,750,000	15,280,263

Burke County GA Development Authority Georgia Power Company Plant Vogtle Project Series 2	2.93	11-1-2048	10,000,000	10,359,500

Burke County GA Development Authority Oglethorpe Power Corporation Vogtle Project Series F	3.00	11-1-2045	5,000,000	5,094,550

Georgia Municipal Electric Authority Power Series EE (Ambac Insured)	7.25	1-1-2024	400,000	490,456

Main Street Natural Gas Incorporated Georgia Gas Project Series A (Royal Bank of Canada LIQ)	4.00	3-1-2023	1,000,000	1,084,780

Main Street Natural Gas Incorporated Georgia Gas Project Series A	5.00	5-15-2032	3,745,000	4,505,422

Main Street Natural Gas Incorporated Georgia Gas Project Series B	4.00	8-1-2049	20,000,000	22,186,200

Main Street Natural Gas Incorporated Georgia Gas Project Series C	4.00	8-1-2048	15,000,000	16,387,950

Main Street Natural Gas Incorporated Georgia Gas Project Subordinate Bond Series A (Royal Bank of Canada LIQ)	4.00	4-1-2048	2,900,000	3,158,158

Main Street Natural Gas Incorporated Georgia Gas Project Subordinate Bond Series B (1 Month LIBOR +0.75%) ±	2.39	4-1-2048	5,100,000	5,044,461

				120,723,757

				155,200,527

Guam: 0.13%

Airport Revenue: 0.01%

Guam Port Authority Private Activity-AMT Bond Series 2018B	5.00	7-1-2030	500,000	585,070

Housing Revenue: 0.00%

Guam Housing Corporation Guaranteed Mortgage-Backed Securities Series A (FHLMC Insured)	5.75	9-1-2031	60,000	61,180

Miscellaneous Revenue: 0.08%

Guam Government Limited Obligation Bonds Section 30 Series A	5.38	12-1-2024	3,195,000	3,249,603

Guam Government Limited Obligation Bonds Section 30 Series A	5.75	12-1-2034	500,000	509,315

				3,758,918

Tax Revenue: 0.02%

Guam Government Business Privilege Tax Series A	5.00	1-1-2031	1,000,000	1,050,110

Water & Sewer Revenue: 0.02%

Guam Government Waterworks Authority Series 2013	5.25	7-1-2023	1,000,000	1,117,830

				6,573,108

20  |  Wells Fargo Municipal Bond Fund

Portfolio of investments—June 30, 2019

	Interest rate	Maturity date	Principal	Value
Hawaii: 0.43%

Airport Revenue: 0.37%

Hawaii Airports System Revenue Series A	5.00%	7-1-2048	$7,000,000	$8,235,430

Hawaii AMT Series A	5.00	7-1-2041	9,500,000	10,775,470

				19,010,900

GO Revenue: 0.06%

Hawaii Prerefunded Bond Series DZ	5.00	12-1-2031	1,670,000	1,815,106

Hawaii Unrefunded Bond Series DZ	5.00	12-1-2031	1,030,000	1,120,774

				2,935,880

				21,946,780

Idaho: 0.10%

Education Revenue: 0.10%

Idaho Housing & Finance Association Idaho Arts Charter School Incorporated Project Series A	5.75	12-1-2032	500,000	544,455

Idaho Housing & Finance Association Legacy Public Charter School Incorporated Project Series A	5.85	5-1-2033	670,000	701,932

Idaho Housing & Finance Association Legacy Public Charter School Incorporated Project Series A	6.25	5-1-2043	1,365,000	1,430,479

Idaho Housing & Finance Association Liberty Charter School Series A	6.00	6-1-2038	500,000	500,890

Idaho Housing & Finance Association Nonprofit CAB North Star Charter School Series B 144A¤	0.00	7-1-2049	1,276,564	225,735

Idaho Housing & Finance Association Nonprofit North Star Charter School Series A	6.75	7-1-2048	1,322,876	1,433,032

				4,836,523

Illinois: 12.85%

Airport Revenue: 0.60%

Chicago IL O’Hare International Airport AMT Passenger Facility Charge Series B	5.00	1-1-2026	5,000,000	5,405,400

Chicago IL O’Hare International Airport AMT Senior Lien Series C	5.50	1-1-2044	4,000,000	4,435,960

Chicago IL O’Hare International Airport Customer Facility Charge Senior Lien (AGM Insured)	5.50	1-1-2043	4,530,000	5,070,746

Chicago IL O’Hare International Airport Customer Facility Charge Senior Lien Series D	5.75	1-1-2043	4,500,000	5,075,010

Chicago IL O’Hare International Airport Senior Lien Series B	5.00	1-1-2039	8,000,000	9,342,000

Chicago IL O’Hare International Airport Transportation Infrastructure Properties Obligated Group	5.00	7-1-2038	1,000,000	1,157,320

				30,486,436

Education Revenue: 0.46%

Illinois Finance Authority Charter Schools Project Series A	6.25	9-1-2039	7,955,000	8,873,087

Illinois Finance Authority Charter Schools Refunding & Improvement Bonds Series A	6.88	10-1-2031	1,655,000	1,777,553

Illinois Finance Authority Student Housing Illinois State University	6.75	4-1-2031	8,000,000	8,740,320

University of Illinois Auxiliary Facilities Systems CAB Series A (National Insured) ¤	0.00	4-1-2026	2,355,000	2,013,666

University of Illinois Auxiliary Facilities Systems CAB Series A (National Insured) ¤	0.00	4-1-2027	2,435,000	2,016,545

				23,421,171

Wells Fargo Municipal Bond Fund  |  21

Portfolio of investments—June 30, 2019

	Interest rate	Maturity date	Principal	Value
GO Revenue: 3.79%

Champaign & Piatt Counties IL School Series A (AGM Insured)	5.00%	10-1-2021	$1,890,000	$2,028,254

Chicago IL Board of Education CAB City Colleges (National Insured) ¤	0.00	1-1-2025	9,935,000	8,513,103

Chicago IL Board of Education CAB School Reform Series A (National Insured) ¤	0.00	12-1-2020	1,000,000	964,100

Chicago IL Board of Education CAB School Reform Series B-1 (National Insured) ¤	0.00	12-1-2023	2,930,000	2,596,273

Chicago IL Board of Education CAB School Reform Series B-1 (National Insured) ¤	0.00	12-1-2026	4,245,000	3,416,801

Chicago IL CAB City Colleges (National Insured) ¤	0.00	1-1-2030	5,995,000	4,270,059

Chicago IL CAB Project & Refunding Bond Series C (AGM Insured) ¤	0.00	1-1-2026	7,360,000	6,145,747

Chicago IL Neighborhoods Alive 21 Program Series B	5.50	1-1-2032	1,285,000	1,426,350

Chicago IL Neighborhoods Alive 21 Program Series B	5.50	1-1-2034	1,500,000	1,657,920

Chicago IL Series A (National Insured)	5.00	1-1-2029	3,835,000	3,846,620

Chicago IL Series A	5.50	1-1-2034	7,175,000	7,930,384

Chicago IL Series A	5.50	1-1-2035	1,715,000	1,891,662

Chicago IL Series A (AGM Insured)	5.00	1-1-2028	9,550,000	9,742,910

Chicago IL Series A	5.50	1-1-2033	12,730,000	14,101,912

Cook County IL Series A	5.25	11-15-2022	3,000,000	3,145,200

Cook County IL Series C (AGM Insured)	5.00	11-15-2024	4,240,000	4,694,316

Cook County IL Series C	5.00	11-15-2025	2,140,000	2,340,668

Cook County IL Series C	5.00	11-15-2027	325,000	353,886

Cook County IL Series G	5.00	11-15-2028	27,000,000	28,091,880

Illinois (AGM Insured)	5.00	4-1-2026	3,000,000	3,380,310

Illinois	5.50	1-1-2030	2,900,000	3,471,126

Illinois Series 1 (National Insured)	6.00	11-1-2026	3,200,000	3,753,376

Illinois Series A (AGM Insured)	5.00	4-1-2024	3,000,000	3,320,130

Kane, Cook & DuPage Counties IL Refunding Bond Series D	5.00	1-1-2033	2,000,000	2,222,720

Kane, Cook & DuPage Counties IL Refunding Bond Series D	5.00	1-1-2028	800,000	902,056

Kane, Cook & DuPage Counties IL School District #46 CAB Series B (Ambac Insured) ¤	0.00	1-1-2023	8,215,000	7,775,087

Kane, Cook & DuPage Counties IL School District #46 CAB Series B (Ambac Insured) ¤	0.00	1-1-2023	16,725,000	15,615,464

Kane, Cook & DuPage Counties IL School District #46 Elgin Refunding Bond Series D	5.00	1-1-2035	1,850,000	2,045,434

Kendall, Kane & Will Counties IL CAB School District #308 (AGM Insured) ¤	0.00	2-1-2025	805,000	712,723

Kendall, Kane & Will Counties IL CAB School District #308 (AGM Insured) ¤	0.00	2-1-2026	5,050,000	4,347,949

Kendall, Kane & Will Counties IL CAB School District #308 (AGM Insured) ¤	0.00	2-1-2027	12,050,000	10,064,883

Lake County IL School District #24 Millburn CAB (National Insured) ¤	0.00	1-1-2024	2,000,000	1,775,060

Lake County IL School District #38 Big Hollow CAB (Ambac Insured) ¤	0.00	2-1-2020	1,250,000	1,232,875

Lake County IL School District #38 Big Hollow CAB (Ambac Insured) ¤	0.00	2-1-2021	1,325,000	1,273,908

Lake County IL School District #38 Big Hollow CAB (Ambac Insured) ¤	0.00	2-1-2024	5,385,000	4,729,699

Lake County IL Township High School District #126 Zion-Benton CAB (National Insured) ¤	0.00	2-1-2020	910,000	900,172

McHenry & Kane Counties IL Community Consolidated School District #158	5.63	1-15-2032	2,500,000	2,722,850

McHenry & Kane Counties IL Community Consolidated School District #158 CAB (AGM/FGIC Insured) ¤	0.00	1-1-2023	805,000	747,966

Metropolitan Water Reclamation District of Greater Chicago Refunding Bond Series C	5.25	12-1-2032	1,500,000	1,941,540

Tazewell County IL School District #51 (National Insured)	9.00	12-1-2023	350,000	449,946

Will & Cook Counties IL Lincoln-Way Community High School District #210 CAB Series B ¤	0.00	1-1-2032	400,000	247,748

22  |  Wells Fargo Municipal Bond Fund

Portfolio of investments—June 30, 2019

	Interest rate	Maturity date	Principal	Value

GO Revenue (continued)

Will & Cook Counties IL Lincoln-Way Community High School District #210 Refunding Bond Series A	5.00%	1-1-2028	$500,000	$527,715

Will County IL Community Unit School (National Insured) ¤	0.00	11-1-2020	2,110,000	2,058,326

Will County IL Community Unit School District #201 Crete-Monee Prerefunded Bond CAB (National Insured) ¤	0.00	11-1-2023	430,000	399,436

Will County IL Community Unit School District #201 Crete-Monee Unrefunded Bond CAB (National Insured) ¤	0.00	11-1-2023	1,070,000	971,763

Will County IL Lincoln-Way Community High School District #210 CAB Series B ¤	0.00	1-1-2033	2,830,000	1,668,172

Will County IL Lincoln-Way Community High School District #210 Unrefunded CAB (AGM Insured) ¤	0.00	1-1-2026	7,000,000	5,848,920

				192,265,399

Health Revenue: 0.22%

Illinois Finance Authority Advocate Health Care	4.00	6-1-2047	3,000,000	3,081,390

Illinois Finance Authority Centegra Health System Project	5.00	9-1-2020	1,465,000	1,525,475

Illinois Finance Authority Friendship Village of Schaumberg	5.00	2-15-2022	1,680,000	1,702,109

Illinois Finance Authority Northwestern Memorial Hospital Project Series A	6.00	8-15-2039	5,000,000	5,027,550

				11,336,524

Miscellaneous Revenue: 0.89%

Chicago IL Board Education Series C	5.00	12-1-2020	4,600,000	4,766,106

Chicago IL Board of Education Series C	5.00	12-1-2021	7,240,000	7,617,494

Chicago IL Certificate of Participation River Point Plaza Redevelopment Project Series A 144A	4.84	4-15-2028	5,250,000	5,297,355

Illinois	5.00	8-1-2024	2,000,000	2,151,120

Illinois	5.00	8-1-2025	6,165,000	6,619,484

Illinois	5.25	7-1-2030	2,500,000	2,723,825

Illinois	5.50	7-1-2025	6,000,000	6,662,640

Illinois	5.50	7-1-2026	4,450,000	4,939,767

Illinois Series 2013	5.50	7-1-2038	4,000,000	4,364,200

				45,141,991

Tax Revenue: 5.52%

Chicago IL Motor Fuel Refunding Bond	5.00	1-1-2026	4,000,000	4,293,360

Chicago IL Motor Fuel Refunding Bond	5.00	1-1-2028	1,000,000	1,067,760

Chicago IL Motor Fuel Tax Refunding Bonds Series 2013	5.00	1-1-2024	680,000	738,310

Chicago IL Motor Fuel Tax Refunding Bonds Series 2013	5.00	1-1-2025	2,595,000	2,799,797

Chicago IL Refunding Bonds Series 2002	5.00	1-1-2028	4,430,000	5,255,486

Chicago IL Refunding Bonds Series 2002	5.00	1-1-2029	1,500,000	1,779,510

Chicago IL Series A	5.25	1-1-2038	6,000,000	6,569,580

Chicago IL Transit Authority Sales Tax Receipts Bonds (AGM Insured)	5.00	12-1-2044	4,000,000	4,467,920

Chicago IL Transit Authority Sales Tax Receipts Bonds	5.00	12-1-2046	18,250,000	20,463,360

Cook County IL Sales Tax Revenue Bonds Series 2012	5.00	11-15-2037	2,500,000	2,683,100

Illinois Regional Transportation Authority (AGM Insured)	5.75	6-1-2023	400,000	450,684

Illinois Regional Transportation Authority Series A	5.00	6-1-2044	22,840,000	25,330,702

Illinois Regional Transportation Authority Series A (National Insured)	6.00	7-1-2027	10,620,000	13,375,465

Illinois Regional Transportation Authority Series A (National Insured)	6.00	7-1-2033	5,000,000	6,860,600

Illinois Regional Transportation Authority Series B (National Insured)	5.50	6-1-2027	16,455,000	19,818,567

Illinois Sales Tax Revenue Build Illinois Bond	5.00	6-15-2029	3,000,000	3,147,390

Illinois Sales Tax Revenue Build Illinois Bonds Junior Obligation Series C	4.00	6-15-2029	10,580,000	11,238,922

Illinois Sales Tax Securitization Series C	5.00	1-1-2022	2,000,000	2,143,420

Wells Fargo Municipal Bond Fund  |  23

Portfolio of investments—June 30, 2019

	Interest rate	Maturity date	Principal	Value

Tax Revenue (continued)

Illinois Sales Tax Securitization Series C	5.00%	1-1-2023	$2,500,000	$2,742,350

Illinois Sales Tax Securitization Series C	5.00	1-1-2024	2,500,000	2,805,000

Illinois Sales Tax Series C	4.00	6-15-2031	5,000,000	5,225,300

Illinois Sports Facilities Authority State Tax Supported CAB (Ambac Insured) ¤	0.00	6-15-2021	7,705,000	7,316,745

Illinois Sports Facilities Authority State Tax Supported CAB (Ambac Insured) ¤	0.00	6-15-2022	2,295,000	2,114,292

Illinois Sports Facilities Authority State Tax Supported CAB (Ambac Insured) ¤	0.00	6-15-2024	17,570,000	15,158,518

Illinois Sports Facilities Authority State Tax Supported CAB (Ambac Insured) ¤	0.00	6-15-2025	2,575,000	2,142,529

Illinois Sports Facilities Authority State Tax Supported CAB (Ambac Insured) ¤	0.00	6-15-2026	2,030,000	1,628,771

Illinois Sports Facilities Authority State Tax Supported Refunding Bond (AGM Insured)	5.00	6-15-2025	3,745,000	4,230,240

Illinois Sports Facilities Authority State Tax Supported Refunding Bond (AGM Insured)	5.00	6-15-2026	4,775,000	5,374,597

Illinois Sports Facilities Authority State Tax Supported Refunding Bond (AGM Insured)	5.00	6-15-2027	8,845,000	9,916,660

Illinois Sports Facilities Authority State Tax Supported Refunding Bond (AGM Insured)	5.00	6-15-2028	4,030,000	4,506,265

Illinois Sports Facilities Authority State Tax Supported Refunding Bond (AGM Insured)	5.25	6-15-2032	3,500,000	3,903,830

Illinois State Sales Tax Revenue Bond Junior Obligation Tax Exempt Series A (Build America Mutual Assurance Company Insured)	4.00	6-15-2034	2,000,000	2,144,800

Illinois State Sales Tax Revenue Bond Junior Obligation Tax Exempt Series A (Build America Mutual Assurance Company Insured)	4.13	6-15-2037	1,945,000	2,083,290

Illinois Tender Option Bond Trust Receipts/Floater Certificates Series 2017-XG0108 (Barclays Bank plc LOC, Barclays Bank plc LIQ) 144Aø	2.08	4-1-2046	10,000,000	10,000,000

Metropolitan Pier & Exposition Authority CAB McCormick Place Expansion Project Series A (National Insured) ¤	0.00	12-15-2026	12,245,000	10,055,104

Metropolitan Pier & Exposition Authority CAB McCormick Place Expansion Project Series A (National Insured) ¤	0.00	12-15-2030	25,700,000	18,086,118

Metropolitan Pier & Exposition Authority CAB McCormick Place Expansion Project Series A (National Insured) ¤	0.00	6-15-2031	10,035,000	6,912,509

Metropolitan Pier & Exposition Authority CAB McCormick Place Expansion Project Series A (National Insured) ¤	0.00	12-15-2031	9,800,000	6,609,414

Metropolitan Pier & Exposition Authority CAB McCormick Place Expansion Project Series B (National Insured) ¤	0.00	6-15-2029	12,085,000	9,064,959

Metropolitan Pier & Exposition Authority McCormick Place Expansion Project Series B	5.00	12-15-2028	5,000,000	5,328,600

Southwestern Illinois Development Authority Local Government Program Collinsville Limited	5.00	3-1-2025	2,400,000	1,973,040

Tender Option Bond Trust Receipts/Floater Certificates Series 2019-XF0779 (Build America Mutual Assurance Company Insured, TD Bank NA LIQ) 144Aø	1.98	1-1-2048	8,000,000	8,000,000

				279,806,864

Tobacco Revenue: 0.07%

Railsplitter IL Tobacco Settlement Authority	5.00	6-1-2024	3,000,000	3,449,220

Transportation Revenue: 0.18%

Chicago IL Public Building Commission Transit Authority (Ambac Insured)	5.25	3-1-2025	2,960,000	3,396,067

Chicago IL Public Building Commission Transit Authority (Ambac Insured)	5.25	3-1-2027	3,400,000	3,990,342

24  |  Wells Fargo Municipal Bond Fund

Portfolio of investments—June 30, 2019

	Interest rate	Maturity date	Principal	Value

Transportation Revenue (continued)

Illinois Toll Highway Authority Toll Senior Series B	5.00%	1-1-2039	$1,500,000	$1,660,635

				9,047,044

Utilities Revenue: 0.45%

Illinois Finance Authority Clean Water Initiative	4.00	7-1-2038	5,000,000	5,569,650

Illinois Municipal Electric Agency Power Supply System Series A	5.00	2-1-2030	7,000,000	8,167,810

Illinois Municipal Electric Agency Power Supply System Series A	5.00	2-1-2031	8,000,000	9,316,800

				23,054,260

Water & Sewer Revenue: 0.67%

Chicago IL Second Lien	5.00	11-1-2029	4,600,000	4,992,242

Chicago IL Wastewater Refunding Second Lien Series C	5.00	1-1-2039	5,000,000	5,508,750

Chicago IL Wastewater Transmission Second Lien Series 2012	5.00	1-1-2027	5,000,000	5,355,550

Chicago IL Wastewater Transmission Second Lien Series 2014	5.00	1-1-2039	11,525,000	12,447,922

Chicago IL Waterworks Second Lien Series 2012	5.00	11-1-2030	5,000,000	5,421,750

				33,726,214

				651,735,123

Indiana: 0.89%

Health Revenue: 0.34%

Indiana Finance Authority Health System Revenue Bonds Franciscan Alliance Incorporated Obligated Group Series C	4.00	11-1-2033	12,885,000	14,144,251

Indiana Health Facility Financing Authority Ascension Health Credit Group	5.00	11-15-2034	2,750,000	3,200,670

				17,344,921

Industrial Development Revenue: 0.34%

Indiana Finance Authority Ohio River Bridges East End Crossing Project Series A	5.00	7-1-2035	9,970,000	10,934,298

Indiana Finance Authority Ohio River Bridges East End Crossing Project Series A	5.00	7-1-2040	2,470,000	2,688,916

Valparaiso IN Pratt Paper LLC Project	5.88	1-1-2024	825,000	900,215

Whiting IN	5.00	3-1-2046	2,500,000	2,776,625

				17,300,054

Miscellaneous Revenue: 0.14%

Carmel IN Local Public Improvement Multipurpose Bonds	5.00	7-15-2031	6,000,000	7,129,020

Utilities Revenue: 0.07%

Tender Option Bond Trust Receipts/Floater Certificates Series 2015-XF0115 (JPMorgan Chase & Company LIQ) 144Aø	2.15	10-15-2019	3,500,000	3,500,000

				45,273,995

Iowa: 0.32%

GO Revenue: 0.04%

Altoona IA Annual Appropriation Urban Renewal Series C	5.00	6-1-2031	1,805,000	2,107,356

Housing Revenue: 0.20%

Iowa Finance Authority Single Family Mortgage Revenue Series B (GNMA/FNMA/FHLMC Insured, U.S. Bank NA SPA) ø	1.88	7-1-2047	10,000,000	10,000,000

Wells Fargo Municipal Bond Fund  |  25

Portfolio of investments—June 30, 2019

	Interest rate	Maturity date	Principal	Value
Industrial Development Revenue: 0.08%

Iowa Finance Authority Midwestern Disaster Area Project (Korea Development Bank LOC) ø	2.40%	4-1-2022	$4,000,000	$4,000,000

				16,107,356

Kansas: 0.79%

Tax Revenue: 0.79%

Kansas Department of Transportation Series C	4.00	9-1-2030	6,650,000	7,134,519

Kansas Department of Transportation Series C	4.00	9-1-2031	10,000,000	10,713,600

Kansas Department of Transportation Series C	4.00	9-1-2032	7,500,000	8,031,150

Wyandotte County & Kansas City KS Special Obligation Vacation Village Project Area 4 Major Multi-Sport Athletic Complex Project CAB Series 2015 144A¤	0.00	9-1-2034	35,400,000	14,037,162

				39,916,431

Kentucky: 1.38%

Health Revenue: 0.24%

Kentucky EDFA Norton Healthcare Incorporated Series B (National Insured) ¤	0.00	10-1-2024	9,260,000	8,167,505

Kentucky EDFA Norton Healthcare Incorporated Series B (National Insured) ¤	0.00	10-1-2028	5,140,000	4,013,415

				12,180,920

Transportation Revenue: 0.13%

Kentucky Public Transportation Infrastructure Authority Downtown Crossing Project CAB Series B ¤	0.00	7-1-2030	2,000,000	1,265,360

Kentucky Public Transportation Infrastructure Authority Downtown Crossing Project CAB Series B ¤	0.00	7-1-2031	2,780,000	1,628,302

Kentucky Public Transportation Infrastructure Authority Downtown Crossing Project CAB Series B ¤	0.00	7-1-2032	2,500,000	1,359,475

Kentucky Public Transportation Infrastructure Authority Downtown Crossing Project CAB Series C ¤	0.00	7-1-2033	1,000,000	1,057,310

Kentucky Public Transportation Infrastructure Authority Downtown Crossing Project CAB Series C ¤	0.00	7-1-2034	1,505,000	1,585,939

				6,896,386

Utilities Revenue: 1.01%

Kentucky Public Energy Authority Gas Supply Series A-1	4.00	12-1-2049	7,750,000	8,546,158

Kentucky Public Energy Authority Gas Supply Series A-2	4.00	4-1-2048	8,000,000	8,696,240

Kentucky Public Energy Authority Gas Supply Series B	4.00	1-1-2049	15,750,000	17,379,180

Kentucky Public Energy Authority Gas Supply Series C	4.00	12-1-2049	15,000,000	16,527,600

				51,149,178

				70,226,484

Louisiana: 0.53%

Airport Revenue: 0.30%

New Orleans LA Aviation Board AMT Series B (AGM Insured)	5.00	1-1-2033	3,000,000	3,397,050

New Orleans LA Aviation Board AMT Series B	5.00	1-1-2034	4,500,000	5,071,635

New Orleans LA Aviation Board General Airport North Terminal Project Series 2017B	5.00	1-1-2048	1,145,000	1,300,148

New Orleans LA Aviation Board Gulf Opportunity Zone Consolidated Rental Car Project (AGM Insured)	5.00	1-1-2036	1,250,000	1,481,950

26  |  Wells Fargo Municipal Bond Fund

Portfolio of investments—June 30, 2019

	Interest rate	Maturity date	Principal	Value

Airport Revenue (continued)

New Orleans LA Aviation Board Gulf Opportunity Zone Consolidated Rental Car Project (AGM Insured)	5.00%	1-1-2037	$1,750,000	$2,065,123

New Orleans LA Aviation Board Gulf Opportunity Zone Consolidated Rental Car Project (AGM Insured)	5.00	1-1-2038	1,500,000	1,766,055

				15,081,961

GO Revenue: 0.04%

New Orleans LA (FGIC Insured)	5.50	12-1-2021	2,050,000	2,155,821

Miscellaneous Revenue: 0.15%

Louisiana Series D	4.00	9-1-2032	7,005,000	7,762,311

Water & Sewer Revenue: 0.04%

Shreveport LA Series B (AGM Insured)	4.00	12-1-2036	730,000	809,811

Shreveport LA Series B (AGM Insured)	4.00	12-1-2044	1,000,000	1,087,040

				1,896,851

				26,896,944

Maine: 0.24%

Resource Recovery Revenue: 0.24%

Old Town ME Georgia-Pacific Corporation Project 144Aø	2.11	12-1-2024	11,930,000	11,930,000

Maryland: 0.94%

Education Revenue: 0.35%

Maryland Economic Development Corporation Salisbury University Project	5.00	6-1-2027	235,000	248,891

Maryland Economic Development Corporation Salisbury University Project	5.00	6-1-2030	200,000	210,448

Prince George’s County MD Chesapeake Lighthouse Charter School Project Series 2016-A	5.75	8-1-2033	1,585,000	1,653,821

Prince George’s County MD Chesapeake Lighthouse Charter School Project Series 2016-A 144A	6.90	8-1-2041	8,480,000	9,172,392

Prince George’s County MD Chesapeake Lighthouse Charter School Project Series 2016-A	7.00	8-1-2046	6,085,000	6,618,655

				17,904,207

Housing Revenue: 0.47%

Maryland CDA Department of Housing & Community Multifamily Development Bay Country Apartments 144A	2.52	2-1-2021	9,000,000	9,046,710

Maryland CDA Department of Housing & Community Multifamily Development Huntington Apartments Series C 144A	2.34	4-1-2021	7,000,000	7,026,880

Maryland CDA Department of Housing & Community Multifamily Development Park View Woodlawn Series E	2.41	5-1-2021	7,450,000	7,479,875

				23,553,465

Miscellaneous Revenue: 0.12%

Howard County MD Certificate of Participation Agricultural Land Preservation #90-23 Series A	8.00	8-15-2020	290,000	308,722

Maryland State and Local Facilities Loan Series A	4.00	8-1-2030	5,000,000	5,762,650

				6,071,372

				47,529,044

Wells Fargo Municipal Bond Fund  |  27

Portfolio of investments—June 30, 2019

	Interest rate	Maturity date	Principal	Value
Massachusetts: 2.01%

Education Revenue: 0.14%

Massachusetts Development Finance Agency Sabis International Charter Series A	8.00%	4-15-2031	$2,150,000	$2,190,743

Massachusetts Development Finance Agency Sabis International Charter Series A	8.00	4-15-2039	3,900,000	3,973,905

Massachusetts Educational Financing Authority AMT Series B	5.38	1-1-2020	75,000	76,097

Massachusetts Educational Financing Authority Series I	6.00	1-1-2028	685,000	696,782

				6,937,527

GO Revenue: 0.21%

Massachusetts	5.00	3-1-2041	7,500,000	8,474,475

Massachusetts Series E	5.25	9-1-2048	1,765,000	2,171,074

				10,645,549

Health Revenue: 0.05%

Massachusetts Development Finance Agency Atrius Health Series A	4.00	6-1-2049	2,500,000	2,634,450

Miscellaneous Revenue: 0.23%

Massachusetts Series A	5.00	12-1-2036	10,850,000	11,687,620

Tax Revenue: 1.23%

Massachusetts Series D	4.00	5-1-2036	15,000,000	16,834,950

Massachusetts Series F	5.00	11-1-2041	5,000,000	5,973,300

Massachusetts Transportation Fund	5.00	6-1-2048	33,010,000	39,570,738

				62,378,988

Transportation Revenue: 0.15%

Massachusetts Transportation Fund Revenue Rail Enhancement & Accelerated Bridge Programs Series A	5.00	6-1-2047	6,485,000	7,652,819

				101,936,953

Michigan: 4.88%

Education Revenue: 0.39%

Michigan Finance Authority Limited Obligation Public School Holly Academy	6.50	10-1-2020	70,000	71,768

Michigan Finance Authority Limited Obligation Public School Holly Academy	8.00	10-1-2040	1,350,000	1,441,760

Michigan Public Educational Facilities Authority Limited Obligation Bradford Academy Project 144A	6.50	9-1-2037	3,565,000	2,710,790

Michigan Public Educational Facilities Authority Limited Obligation Bradford Academy Project	8.50	9-1-2029	1,500,000	1,281,480

Michigan Public Educational Facilities Authority Limited Obligation Bradford Academy Project	8.75	9-1-2039	3,500,000	2,758,945

Michigan Public Educational Facilities Authority Limited Obligation Crescent Academy Project	7.00	10-1-2036	1,082,500	1,083,453

Michigan Public Educational Facilities Authority Limited Obligation Madison Academy Project	8.38	12-1-2030	2,085,000	2,173,967

Michigan Public Educational Facilities Authority Limited Obligation Madison Academy Project	8.63	12-1-2039	4,170,000	4,341,179

Oakland County MI Economic Development Corporation The Academy of The Sacred Heart Project Series A	6.50	12-15-2036	4,350,000	3,697,500

				19,560,842

28  |  Wells Fargo Municipal Bond Fund

Portfolio of investments—June 30, 2019

	Interest rate	Maturity date	Principal	Value
GO Revenue: 0.32%

Livonia MI Public Schools School District Building & Site Series I	5.00%	5-1-2026	$1,075,000	$1,191,337

Livonia MI Public Schools School District Building & Site Series I	5.00	5-1-2028	1,450,000	1,600,293

Livonia MI Public Schools School District Building & Site Series I	5.00	5-1-2029	1,350,000	1,489,145

Livonia MI Public Schools School District Building & Site Series I	5.00	5-1-2030	1,775,000	1,951,861

Livonia MI Public Schools School District Building & Site Series I	5.00	5-1-2031	1,425,000	1,562,370

Wayne County MI Building Improvement Series A	6.75	11-1-2039	8,345,000	8,408,505

				16,203,511

Health Revenue: 0.53%

Michigan Finance Authority Trinity Health Credit Group Series A	5.00	12-1-2047	24,620,000	26,756,524

Housing Revenue: 0.19%

Michigan Housing Development Authority Multifamily Housing Revenue Bonds Renaissance Estates of Ecorse Phase II Project	1.78	11-1-2020	9,800,000	9,801,568

Miscellaneous Revenue: 0.61%

Michigan Building Authority Refunding Facilities Program Series I	5.00	4-15-2041	13,000,000	15,156,310

Michigan Finance Authority Charter Company Wayne Criminal Justice Center Project	4.00	11-1-2048	6,000,000	6,517,260

Michigan Finance Authority Limited Obligation Public School Madison Academy Project Series A	7.50	12-1-2020	140,000	143,373

Michigan Finance Authority Limited Obligation Public School Madison Academy Project Series A	8.00	12-1-2030	1,135,000	1,177,710

Michigan Finance Authority Limited Obligation Public School Madison Academy Project Series A	8.25	12-1-2039	2,220,000	2,299,964

Michigan Municipal Bond Authority Local Government Loan Program CAB Series G (Ambac Insured) ¤	0.00	5-1-2020	205,000	201,210

Michigan Municipal Bond Authority Local Government Loan Program Series A (Ambac Insured)	4.00	11-1-2021	80,000	80,133

Michigan Municipal Bond Authority Local Government Loan Program Series B Group A (Ambac Insured)	5.25	12-1-2023	920,000	921,435

Michigan Municipal Bond Authority Local Government Loan Program Series C (Ambac Insured)	4.75	5-1-2027	4,610,000	4,612,075

				31,109,470

Tax Revenue: 1.26%

Detroit MI Downtown Development Authority CAB ¤	0.00	7-1-2019	3,050,000	3,050,000

Detroit MI Downtown Development Authority CAB ¤	0.00	7-1-2020	2,070,000	1,989,456

Detroit MI Downtown Development Authority Tax Increment Revenue Refunding Catalyst Development Project Series A (AGM Insured)	5.00	7-1-2021	400,000	425,604

Michigan Finance Authority Local Government Loan Program City of Detroit Financial Recovery Refunding Bond Series F	4.50	10-1-2029	7,000,000	7,560,420

Michigan Finance Authority Local Government Loan Program Public Lighting Authority Refunding Bond Series B	5.00	7-1-2044	16,845,000	18,242,630

Michigan Finance Authority Local Government Loan Program Series H-1	5.00	10-1-2031	1,340,000	1,525,778

Michigan Finance Authority Local Government Loan Program Series H-1	5.00	10-1-2032	2,000,000	2,275,560

Michigan Finance Authority Local Government Loan Program Series H-1	5.00	10-1-2033	2,975,000	3,382,694

Michigan Finance Authority Local Government Loan Program Series H-1	5.00	10-1-2034	6,615,000	7,513,912

Michigan Finance Authority Local Government Loan Program Series H-1	5.00	10-1-2039	7,955,000	9,038,312

Wells Fargo Municipal Bond Fund  |  29

Portfolio of investments—June 30, 2019

	Interest rate	Maturity date	Principal	Value

Tax Revenue (continued)

Michigan Finance Authority Refunding Bond Local Government Loan Program Public Lighting Authority Series B	5.00%	7-1-2039	$7,895,000	$8,585,813

				63,590,179

Utilities Revenue: 0.09%

Michigan Strategic Fund Limited Obligation Detroit Edison Company Exempt Facilities Project	1.45	8-1-2029	3,500,000	3,486,070

Michigan Strategic Fund Limited Obligation Detroit Edison Company Exempt Facilities Project Series KT	5.63	7-1-2020	1,200,000	1,246,740

				4,732,810

Water & Sewer Revenue: 1.49%

Detroit MI Water Supply System Second Lien Series B (AGM Insured)	7.00	7-1-2036	9,675,000	9,675,000

Great Lakes Michigan Water Authority Sewage Disposal System Series 2016-C	5.00	7-1-2036	8,500,000	9,881,335

Great Lakes Michigan Water Authority Water Supply System Series 2016-D	4.00	7-1-2032	11,000,000	11,910,360

Great Lakes Michigan Water Authority Water Supply System Series 2016-D (AGM Insured)	4.00	7-1-2033	11,000,000	11,909,920

Michigan Finance Authority Local Government Loan Program Detroit Refunding Bond Series D-4	5.00	7-1-2031	6,500,000	7,424,235

Michigan Finance Authority Local Government Loan Program Detroit Refunding Bond Series D-6 (National Insured)	5.00	7-1-2036	3,250,000	3,667,268

Michigan Finance Authority Local Government Loan Program Series C (National Insured)	5.00	7-1-2025	2,000,000	2,320,680

Michigan Finance Authority Local Government Loan Program Series C (National Insured)	5.00	7-1-2026	1,945,000	2,232,724

Michigan Finance Authority Local Government Loan Program Series C (National Insured)	5.00	7-1-2027	2,260,000	2,610,752

Michigan Finance Authority Local Government Loan Program Series C (National Insured)	5.00	7-1-2028	3,480,000	4,011,083

Michigan Finance Authority Local Government Loan Program Series C (National Insured)	5.00	7-1-2032	5,750,000	6,538,843

Michigan Finance Authority Local Government Loan Program Series C	5.00	7-1-2035	2,000,000	2,296,640

Michigan Finance Authority Refunding Bond Local Government Loan Program Detroit Series D-6 (National Insured)	5.00	7-1-2027	1,000,000	1,155,720

				75,634,560

				247,389,464

Minnesota: 0.20%

Health Revenue: 0.11%

Minneapolis MN Fairview Health Services Series 2018A	4.00	11-15-2048	2,315,000	2,477,907

Shakopee MN Senior Housing Revenue 144A	5.85	11-1-2058	3,000,000	3,149,010

				5,626,917

Utilities Revenue: 0.09%

Rochester MN Electric Utility Revenue Refunding Series A	5.00	12-1-2042	3,895,000	4,568,952

				10,195,869

Mississippi: 0.38%

Industrial Development Revenue: 0.21%

Perry County MS PCR Leaf River Forest Products Incorporated Project (Georgia-Pacific LLC LOC) 144Aø	2.16	2-1-2022	10,575,000	10,575,000

30  |  Wells Fargo Municipal Bond Fund

Portfolio of investments—June 30, 2019

	Interest rate	Maturity date	Principal	Value
Miscellaneous Revenue: 0.17%

Mississippi Development Bank Special Obligation Jackson Water & Sewer System Project Series A (AGM Insured)	5.00%	9-1-2030	$8,155,000	$8,882,263

				19,457,263

Missouri: 0.46%

Airport Revenue: 0.04%

St. Louis MO Lambert St. Louis International Airport Series A-1	6.25	7-1-2029	2,000,000	2,000,000

GO Revenue: 0.10%

St. Louis MO Special Administrative Board of The St. Louis School District	4.00	4-1-2030	4,840,000	5,415,282

Miscellaneous Revenue: 0.20%

Kansas City MO IDA Kansas City International Airport Project	5.00	3-1-2039	3,000,000	3,590,370

Missouri Development Finance Board Kauffman Center For The Performing Arts Series A (PNC Bank NA SPA) ø	1.94	6-1-2037	4,000,000	4,000,000

St. Louis MO IDA Convention Center Hotel (Ambac Insured) ¤	0.00	7-15-2019	2,475,000	2,473,020

				10,063,390

Tax Revenue: 0.12%

Blue Springs MO Special Obligation Tax Refunding & Improvement Bonds Adams Farm Project Series A	4.00	6-1-2026	5,870,000	5,945,664

Manchester MO Highway 141 Manchester Road Project	6.00	11-1-2025	75,000	75,074

				6,020,738

				23,499,410

Nebraska: 0.24%

Utilities Revenue: 0.24%

Central Plains Energy Project Nebraska Refunding Project #3 Series 2012	5.00	9-1-2042	1,265,000	1,371,437

Central Plains Energy Project Nebraska Refunding Project #3 Series 2012	5.25	9-1-2037	1,800,000	1,965,114

Central Plains Energy Project Nebraska Refunding Project #3 Series A	5.00	9-1-2033	6,000,000	7,571,640

Central Plains NE Energy Gas Project #3	5.00	9-1-2027	1,020,000	1,105,823

				12,014,014

Nevada: 1.43%

GO Revenue: 1.41%

Clark County NV Refunding Limited Tax	4.00	7-1-2032	6,000,000	6,757,920

Clark County NV Series A	5.00	6-1-2043	4,360,000	5,214,604

Clark County NV Series A	5.00	5-1-2048	50,115,000	59,641,360

				71,613,884

Miscellaneous Revenue: 0.02%

Las Vegas NV Special Improvement District #60 Local Improvement	5.00	6-1-2022	405,000	430,697

Las Vegas NV Special Improvement District #60 Local Improvement	5.00	6-1-2023	325,000	350,737

Las Vegas NV Special Improvement District #60 Local Improvement	5.00	6-1-2024	195,000	212,589

				994,023

				72,607,907

Wells Fargo Municipal Bond Fund  |  31

Portfolio of investments—June 30, 2019

	Interest rate	Maturity date	Principal	Value
New Jersey: 2.90%

Airport Revenue: 0.03%

South Jersey Port Corporation Marine Terminal Refunding Bond Series 2016S	5.00%	1-1-2039	$1,350,000	$1,504,980

Education Revenue: 0.21%

New Jersey Educational Facilities Authority Higher Education Facilities Trust Fund	5.00	6-15-2025	5,830,000	6,579,505

Rutgers NJ State University Series L	5.00	5-1-2033	3,560,000	3,973,814

				10,553,319

GO Revenue: 0.40%

Bayonne NJ School Refunding Bonds (AGM Insured)	5.00	7-15-2023	2,505,000	2,835,710

Newark NJ Qualified General Improvement Series A	5.00	7-15-2025	5,000,000	5,500,100

Newark NJ Qualified General Improvement Series A	5.00	7-15-2026	2,205,000	2,424,243

Newark NJ Qualified General Improvement Series A	5.00	7-15-2027	6,035,000	6,621,481

Newark NJ Qualified General Improvement Series A	5.25	7-15-2024	1,325,000	1,455,817

Newark NJ Qualified General Improvement Series B	5.00	7-15-2025	385,000	423,508

Newark NJ Qualified General Improvement Series B	5.00	7-15-2026	395,000	433,592

Newark NJ Qualified General Improvement Series B	5.00	7-15-2027	405,000	443,430

Newark NJ Qualified General Improvement Series B	5.25	7-15-2024	375,000	412,943

				20,550,824

Health Revenue: 0.02%

Tender Option Bond Trust Receipts/Floater Certificates Series 2016-XG0047 (AGC Insured, Deutsche Bank LIQ) 144Aø	2.00	7-1-2038	1,024,575	1,024,575

Housing Revenue: 0.18%

New Jersey Housing & Mortgage Finance Agency Villa Victoria Apartments Project Series F	2.43	11-1-2021	9,000,000	9,089,280

Miscellaneous Revenue: 1.02%

New Jersey EDA Motor Vehicle Surcharge Revenue Refunding Bond Series A	3.13	7-1-2029	5,905,000	5,952,535

New Jersey EDA School Facilities Construction Refunding Bond Project Series II	5.00	3-1-2026	4,225,000	4,538,326

New Jersey EDA School Facilities Construction Refunding Bond Series NN	5.00	3-1-2026	15,000,000	16,403,250

New Jersey TTFA Series A (National Insured)	5.75	6-15-2023	2,000,000	2,293,820

New Jersey TTFA Series A (National Insured)	5.75	6-15-2025	10,000,000	12,005,900

Newark NJ Housing Authority Port Authority Port Newark Marine Terminal Rental Refunding Bond Newark Redevelopment Project (National Insured)	5.25	1-1-2024	1,000,000	1,131,260

Newark NJ Housing Authority Port Newark Marine Terminal Rental (National Insured)	5.00	1-1-2032	7,620,000	9,404,452

				51,729,543

Transportation Revenue: 1.04%

New Jersey TTFA CAB Series A ¤	0.00	12-15-2028	10,100,000	7,565,607

New Jersey TTFA CAB Series A ¤	0.00	12-15-2029	11,875,000	8,552,613

New Jersey TTFA CAB Series A ¤	0.00	12-15-2031	4,500,000	2,986,965

New Jersey TTFA CAB Series A ¤	0.00	12-15-2026	1,150,000	932,604

New Jersey TTFA Series A	5.00	6-15-2042	5,540,000	5,870,184

New Jersey TTFA Series AA	5.00	6-15-2044	1,000,000	1,084,680

New Jersey TTFA Series AA	5.25	6-15-2033	10,000,000	10,956,500

32  |  Wells Fargo Municipal Bond Fund

Portfolio of investments—June 30, 2019

	Interest rate	Maturity date	Principal	Value

Transportation Revenue (continued)

New Jersey TTFA Series B	5.25%	6-15-2036	$5,575,000	$5,867,966

New Jersey TTFA Series C	5.25	6-15-2032	8,000,000	9,009,520

				52,826,639

				147,279,160

New Mexico: 0.01%

Housing Revenue: 0.01%

New Mexico Mortgage Finance Authority SFMR Class I (GNMA/FNMA/FHLMC Insured)	5.35	3-1-2030	420,000	431,323

New York: 8.19%

Airport Revenue: 0.40%

Port Authority of New York & New Jersey Series 205	5.25	11-15-2039	16,580,000	20,499,346

Education Revenue: 0.36%

Hempstead Town NY Local Development Corporation The Academy Charter School Project Series A	7.65	2-1-2044	3,480,000	3,606,498

Hempstead Town NY Local Development Corporation The Academy Charter School Project Series A	8.25	2-1-2041	9,375,000	9,829,031

Westchester County NY Local Development Pace University Series B	2.27	5-1-2044	5,000,000	5,000,000

				18,435,529

GO Revenue: 0.07%

New York NY Series F-1	5.00	3-1-2032	3,000,000	3,349,200

Health Revenue: 0.15%

Nassau County NY Local Economic Catholic Health Services	5.00	7-1-2021	7,000,000	7,456,610

Industrial Development Revenue: 0.11%

New York Transportation Development Corporation Special Facilities Revenue AMT	5.00	1-1-2036	5,000,000	5,873,600

Miscellaneous Revenue: 0.93%

New York Environmental Facilities Corporation Municipal Water Trust	5.00	6-15-2048	10,035,000	12,090,168

New York Tender Option Bond Trust Receipts/Floater Certificates Series 2019-BAML3002 (Bank of America NA LIQ) 144Aø	1.98	1-15-2056	35,000,000	35,000,000

				47,090,168

Tax Revenue: 1.99%

New York Dormitory Authority Personal Income Tax Series B	5.00	3-15-2042	1,500,000	1,626,675

New York Dormitory Authority Series A	5.00	2-15-2034	3,790,000	4,549,743

New York Dormitory Authority Series B Group C	5.00	2-15-2044	14,860,000	17,033,424

New York Dormitory Authority Series B Group C	5.00	2-15-2045	7,330,000	8,402,013

New York Dormitory Authority Series E	5.00	2-15-2044	9,600,000	11,004,096

New York NY Transitional Finance Authority Building Aid Revenue Fiscal 2019 Subordinate Bond Series S 3 A	4.00	7-15-2038	4,500,000	5,006,745

New York NY Transitional Finance Authority Building Aid Revenue Fiscal Year 2015 Series S1	5.00	7-15-2040	3,155,000	3,616,671

New York NY Transitional Finance Authority Future Tax Secured Revenue Series A2	5.00	8-1-2037	12,140,000	14,544,691

New York NY Transitional Future Tax Secured Subordinate Bond Series F 1	5.00	5-1-2042	2,390,000	2,824,191

New York NY Transitional Finance Authority Future Tax Secured Revenue Series I	5.00	5-1-2033	5,395,000	6,048,550

Wells Fargo Municipal Bond Fund  |  33

Portfolio of investments—June 30, 2019

	Interest rate	Maturity date	Principal	Value

Tax Revenue (continued)

New York NY Transitional Finance Authority Future Tax Secured Subordinate Bond Series A	5.00%	8-1-2031	$17,075,000	$19,878,374

New York NY Transitional Finance Authority Subordinate Series 2-E (Dexia Credit Local SPA) ø	2.02	11-1-2022	6,390,000	6,390,000

				100,925,173

Tobacco Revenue: 0.01%

Suffolk NY Tobacco Securitization Corporation Series B	4.50	6-1-2026	520,000	543,374

Transportation Revenue: 1.12%

New York Metropolitan Transportation Authority	5.00	11-15-2048	7,300,000	8,533,846

New York Metropolitan Transportation Authority Series A	5.00	11-15-2030	11,000,000	12,143,780

New York Metropolitan Transportation Authority Subordinate Bond Series D (1 Month LIBOR +0.65%) ±	2.29	11-1-2035	28,000,000	28,019,320

Niagara Falls NY Bridge Commission (National Insured)	6.25	10-1-2021	7,230,000	7,984,451

				56,681,397

Utilities Revenue: 0.69%

New York Utility Debt Securitization Authority Restructuring Bonds	5.00	12-15-2037	3,655,000	4,317,359

New York Utility Debt Securitization Authority Restructuring Bonds	5.00	12-15-2032	22,785,000	27,419,241

New York Utility Debt Securitization Authority Restructuring Bonds	5.00	12-15-2040	2,870,000	3,494,541

				35,231,141

Water & Sewer Revenue: 2.36%

New York NY Municipal Water Finance Authority 2nd General Resolution Series AA	5.00	6-15-2035	25,000,000	31,395,750

New York NY Municipal Water Finance Authority 2nd General Resolution Series AA	5.00	6-15-2044	17,400,000	18,703,782

New York NY Municipal Water Finance Authority 2nd General Resolution Series AA	5.25	6-15-2049	5,000,000	6,124,550

New York NY Municipal Water Finance Authority 2nd General Resolution Series BB	5.00	6-15-2044	30,265,000	32,631,118

New York NY Municipal Water Finance Authority 2nd General Resolution Series BB	5.00	6-15-2047	2,330,000	2,570,246

New York NY Municipal Water Finance Authority 2nd General Resolution Series BB	5.25	6-15-2044	9,800,000	10,776,472

New York NY Municipal Water Finance Authority Water & Sewer System Series DD	5.00	6-15-2026	3,255,000	3,488,058

New York NY Water Finance Authority Series DD	5.25	6-15-2047	11,490,000	13,877,622

				119,567,598

				415,653,136

North Carolina: 1.31%

Airport Revenue: 0.07%

Charlotte NC Airport Series A	5.50	7-1-2034	2,500,000	2,599,625

North Carolina Port Authority Series B	5.00	2-1-2025	1,000,000	1,020,940

				3,620,565

Education Revenue: 0.13%

North Carolina Capital Facilities Finance Agency Forest University series 2016	5.00	1-1-2033	1,000,000	1,204,800

North Carolina Capital Facilities Finance Agency Meredith College Series 2018	5.00	6-1-2038	500,000	568,040

34  |  Wells Fargo Municipal Bond Fund

Portfolio of investments—June 30, 2019

	Interest rate	Maturity date	Principal	Value

Education Revenue (continued)

University of North Carolina at Ashville Series 2017	5.00%	6-1-2042	$625,000	$718,975

University of North Carolina at Greensboro Series 2014	5.00	4-1-2033	2,000,000	2,285,520

University of North Carolina at Greensboro Series 2014	5.00	4-1-2039	1,620,000	1,838,376

				6,615,711

Health Revenue: 0.86%

Charlotte Mecklenburg Hospital Authority Health Care Refunding Bonds Series 2018	5.00	1-15-2036	500,000	607,445

Charlotte Mecklenburg NC Hospital Authority Atrium Health Series B	5.00	1-15-2048	10,000,000	10,895,800

Charlotte Mecklenburg NC Hospital Authority Atrium Health Series C	5.00	1-15-2048	20,000,000	22,396,800

New Hanover County NC New Hanover Regional Medical Center	5.00	10-1-2047	1,000,000	1,156,530

New Hanover County NC New Hanover Regional Medical Center Series 2011	5.00	10-1-2028	2,000,000	2,143,560

North Carolina Medical Care Commission Baptist Hospital Project Series 2017	5.25	6-1-2029	2,000,000	2,068,540

North Carolina Medical Care Commission Deerfield Episcopal Retirement Community Project Series 2016	5.00	11-1-2031	1,500,000	1,765,950

North Carolina Medical Care Commission Presbyterian Homes Project Series 2016C	4.00	10-1-2031	1,500,000	1,646,580

North Carolina Medical Care Commission Southeastern Regional Medical Center Series 2012	5.00	6-1-2026	385,000	420,894

North Carolina Medical Care Commission Southeastern Regional Medical Center Series 2012	5.00	6-1-2032	500,000	542,895

				43,644,994

Housing Revenue: 0.06%

North Carolina Facilities Finance Agency The Arc of North Carolina Project Series 2017A (HUD Insured)	5.00	10-1-2034	1,000,000	1,154,610

North Carolina Facilities Finance Agency The NCA&T University Foundation LLC Project Series 2015A (AGC Insured)	5.00	6-1-2027	1,000,000	1,162,250

North Carolina HFA Series 2	4.25	1-1-2028	555,000	566,483

				2,883,343

Miscellaneous Revenue: 0.12%

Cabarrus County NC Limited Obligation Installment Financing Contract Series 2017	5.00	6-1-2031	500,000	613,400

Charlotte NC Certificate of Participation Equipment Acquisition and Public Facilities Series A	5.00	12-1-2026	1,160,000	1,257,022

Charlotte NC Certificate of Participation Transit Projects Series C	5.00	6-1-2030	1,000,000	1,125,040

Henderson County NC Limited Obligation Series A	5.00	10-1-2030	500,000	602,050

Orange County NC Limited Obligation Series 2018	5.00	10-1-2032	215,000	270,143

Orange County NC Limited Obligation Series 2018	5.00	10-1-2033	220,000	275,711

Orange County NC Limited Obligation Series 2018	5.00	10-1-2034	65,000	81,138

Raleigh NC Limited Obligation Series A	5.00	10-1-2033	1,000,000	1,160,700

Wilmington NC Limited Obligation Series A	5.00	6-1-2030	400,000	484,420

				5,869,624

Transportation Revenue: 0.04%

North Carolina Department of Transportation I-77 Hot lanes Project Series 2015	5.00	6-30-2028	1,275,000	1,450,402

North Carolina Turnpike Authority Monroe Expressway toll Revenue Bond Series 2016A	5.00	7-1-2042	500,000	565,035

				2,015,437

Wells Fargo Municipal Bond Fund  |  35

Portfolio of investments—June 30, 2019

	Interest rate	Maturity date	Principal	Value
Utilities Revenue: 0.03%

North Carolina Municipal Power Agency #1 Catawba Nuclear Power Project Series A	5.00%	1-1-2021	$1,500,000	$1,526,895

				66,176,569

North Dakota: 0.29%

Miscellaneous Revenue: 0.20%

University of North Dakota Infrastructure Energy Improvement Project Green Certificates Series A	5.00	4-1-2057	9,000,000	10,288,710

Water & Sewer Revenue: 0.09%

North Dakota PFA Revolving Fund Program Series A	5.00	10-1-2038	3,780,000	4,646,527

				14,935,237

Ohio: 2.52%

Airport Revenue: 0.16%

Cleveland OH Airport System Revenue Series A	5.00	1-1-2025	4,015,000	4,359,045

Cleveland OH Airport System Revenue Series A (AGM Insured)	5.00	1-1-2031	3,600,000	3,879,036

				8,238,081

Education Revenue: 0.08%

Ohio State University Series E ø	1.85	6-1-2035	3,735,000	3,735,000

GO Revenue: 0.24%

Highland OH Local School District Medina County School Improvement Series A	5.25	12-1-2048	9,435,000	10,608,337

Highland OH Local School District Medina County School Improvement Series A	5.25	12-1-2054	1,500,000	1,676,325

				12,284,662

Health Revenue: 0.66%

Allen County OH Catholic Healthcare Series B	5.25	9-1-2027	3,825,000	3,993,874

Allen County OH Hospital Facilities Revenue Bonds Series B	5.00	8-1-2047	5,000,000	5,479,800

Cleveland Cuyahoga County OH Facilities Improvement Centers for Dialysis	5.00	12-1-2047	5,205,000	5,589,389

Lucas County OH Hospital Revenue Promedica Healthcare Obligation	5.25	11-15-2048	15,000,000	17,621,400

Montgomery County OH Hospital Kettering Medical Center (National Insured)	6.25	4-1-2020	685,000	708,180

				33,392,643

Miscellaneous Revenue: 0.63%

Ohio Private Activity Bond AMT Portsmouth Bypass Project (AGM Insured)	5.00	12-31-2026	2,030,000	2,359,469

Ohio Private Activity Bond AMT Portsmouth Bypass Project (AGM Insured)	5.00	12-31-2028	1,600,000	1,847,056

Ohio Private Activity Bond AMT Portsmouth Bypass Project (AGM Insured)	5.00	12-31-2030	2,250,000	2,580,885

Ohio Private Activity Bond AMT Portsmouth Bypass Project (AGM Insured)	5.00	12-31-2035	12,000,000	13,612,920

Ohio Private Activity Bond AMT Portsmouth Bypass Project (AGM Insured)	5.00	12-31-2039	2,500,000	2,808,525

Ohio Series A	5.00	2-1-2036	4,265,000	5,047,286

RiverSouth OH Lazarus Building Redevelopment Series A	5.75	12-1-2027	3,415,000	3,422,957

				31,679,098

36  |  Wells Fargo Municipal Bond Fund

Portfolio of investments—June 30, 2019

	Interest rate	Maturity date	Principal	Value
Resource Recovery Revenue: 0.00%

Ohio Air Quality Development Authority Ohio Valley Electric Corporation Series E	5.63%	10-1-2019	$100,000	$100,558

Tax Revenue: 0.12%

Franklin County OH	5.00	6-1-2048	5,000,000	6,020,350

Transportation Revenue: 0.18%

Ohio Turnpike Commission CAB Series A-4 ¤	0.00	2-15-2034	8,500,000	9,303,845

Utilities Revenue: 0.23%

Lancaster OH Port Authority Gas Supply	5.00	8-1-2049	10,000,000	11,636,500

Water & Sewer Revenue: 0.22%

Ohio Water Development Authority Drinking Water Assistance Fund	5.00	12-1-2035	5,390,000	6,477,163

Ohio Water Development Authority Drinking Water Assistance Fund	5.00	12-1-2036	2,000,000	2,396,520

Ohio Water Development Authority Fresh Water Series B	5.00	12-1-2034	1,895,000	2,283,759

				11,157,442

				127,548,179

Oklahoma: 0.83%

Airport Revenue: 0.69%

Oklahoma City OK Airport Trust Series 33	5.00	7-1-2043	9,000,000	10,541,250

Oklahoma City OK Airport Trust Series 33	5.00	7-1-2047	11,500,000	13,419,350

Tulsa OK Airports Improvement Trust AMT Series A (Build America Mutual Assurance Company Insured)	5.00	6-1-2035	1,055,000	1,169,953

Tulsa OK Airports Improvement Trust Series A (AGM Insured)	5.00	6-1-2043	4,485,000	5,204,843

Tulsa OK Airports Improvement Trust Series A (AGM Insured)	5.25	6-1-2048	3,770,000	4,455,348

				34,790,744

Miscellaneous Revenue: 0.07%

Garfield County OK Educational Facilities Authority Enid Public Schools Project Series A	5.00	9-1-2030	2,000,000	2,379,840

Garfield County OK Educational Facilities Authority Enid Public Schools Project Series A	5.00	9-1-2031	1,145,000	1,356,035

				3,735,875

Transportation Revenue: 0.02%

Oklahoma Turnpike Authority Revenue Series A	5.00	1-1-2042	1,000,000	1,160,760

Water & Sewer Revenue: 0.05%

McGee Creek Authority Oklahoma Water Revenue (National Insured)	6.00	1-1-2023	2,360,000	2,550,523

				42,237,902

Oregon: 0.18%

GO Revenue: 0.18%

Jackson County OR School District #005 (AGM Insured)	5.00	6-15-2030	2,560,000	3,303,450

Jackson County OR School District #005 (AGM Insured)	5.00	6-15-2031	2,125,000	2,723,591

Jackson County OR School District #005 (AGM Insured)	5.00	6-15-2032	2,350,000	2,992,537

				9,019,578

Wells Fargo Municipal Bond Fund  |  37

Portfolio of investments—June 30, 2019

	Interest rate	Maturity date	Principal	Value
Pennsylvania: 5.03%

Airport Revenue: 0.29%

Philadelphia PA Airport Series A	5.00%	7-1-2047	$7,300,000	$8,403,541

Philadelphia PA Airport Series B	5.00	7-1-2042	5,500,000	6,361,410

				14,764,951

Education Revenue: 0.15%

East Hempfield Township PA IDA Student Services Incorporated Student Housing Project of Millersville University	5.00	7-1-2029	500,000	546,330

Montgomery County PA Higher Education & Health Authority Arcadia University	5.00	4-1-2024	1,540,000	1,726,124

Montgomery County PA Higher Education & Health Authority Arcadia University	5.00	4-1-2025	1,625,000	1,851,233

Pennsylvania HEFAR Indiana University Student Housing Project Series A	5.00	7-1-2032	1,000,000	1,104,690

Philadelphia PA IDA 1st Philadelphia Preparatory Charter School Project Series A	7.00	6-15-2033	2,000,000	2,318,700

Philadelphia PA IDA New Foundations Charter School Project	6.00	12-15-2027	280,000	320,174

				7,867,251

GO Revenue: 0.51%

Allegheny County PA West Mifflin Area School District (AGM Insured)	5.00	4-1-2025	1,180,000	1,361,413

Allegheny County PA West Mifflin Area School District (AGM Insured)	5.00	4-1-2026	1,200,000	1,411,692

Allegheny County PA West Mifflin Area School District (AGM Insured)	5.00	4-1-2027	1,000,000	1,181,540

Chester County PA	4.00	11-15-2032	3,000,000	3,440,430

Luzerne County PA Series E (AGM Insured)	8.00	11-1-2027	135,000	135,651

Philadelphia PA School District Series A	5.00	9-1-2024	2,075,000	2,400,692

Philadelphia PA School District Series D	5.00	9-1-2021	5,000,000	5,353,700

Philadelphia PA School District Series F	5.00	9-1-2035	3,820,000	4,420,351

Williamsport PA Area School District (AGM Insured)	4.00	3-1-2032	1,440,000	1,575,547

Williamsport PA Area School District (AGM Insured)	4.00	3-1-2033	1,490,000	1,625,441

Williamsport PA Area School District (AGM Insured)	4.00	3-1-2034	1,555,000	1,692,446

Williamsport PA Area School District (AGM Insured)	4.00	3-1-2035	1,205,000	1,309,100

				25,908,003

Health Revenue: 0.95%

Allegheny County PA Hospital Development Authority University of Pittsburgh Medical Center Series A	5.00	7-15-2025	5,900,000	7,051,208

Allegheny County PA Hospital Development Authority University of Pittsburgh Medical Center Series A	5.63	8-15-2039	5,130,000	5,156,266

Berks County PA Municipal Authority Reading Hospital & Medical Center Project Series B (SIFMA Municipal Swap +1.50%) ±	3.40	11-1-2039	20,000,000	20,204,400

Montgomery County PA HEFA Thomas Jefferson University	4.00	9-1-2035	2,750,000	3,018,923

Montgomery County PA HEFA Thomas Jefferson University	4.00	9-1-2038	1,000,000	1,080,750

Montgomery County PA HEFA Thomas Jefferson University	5.00	9-1-2031	4,100,000	5,071,167

Pennsylvania Tender Option Bond Trust Receipts/Floater Certificates Berks County IDA Health Series 2018-XM0594 (Barclays Bank plc LIQ) 144Aø	2.02	11-1-2050	4,625,000	4,625,000

Quakertown PA General Authority Health LifeQuest Obligated Group Series C	4.50	7-1-2027	750,000	751,253

Quakertown PA General Authority Health LifeQuest Obligated Group Series C	5.00	7-1-2032	1,000,000	1,006,070

				47,965,037

38  |  Wells Fargo Municipal Bond Fund

Portfolio of investments—June 30, 2019

	Interest rate	Maturity date	Principal	Value
Industrial Development Revenue: 0.61%

Montgomery County PA IDA Exelon Generation Company LLC Project Series A	2.55%	12-1-2029	$11,530,000	$11,579,694

Pennsylvania Bridges Finco LP EDFA	5.00	12-31-2030	600,000	690,102

Pennsylvania Bridges Finco LP EDFA	5.00	12-31-2034	14,275,000	16,236,242

Pennsylvania Bridges Finco LP EDFA	5.00	12-31-2038	2,100,000	2,378,859

				30,884,897

Miscellaneous Revenue: 1.30%

Delaware Valley PA Regional Finance Authority Local Government Public Improvements Project	5.75	7-1-2032	5,000,000	6,837,700

Delaware Valley PA Regional Finance Authority Local Government Series A (Ambac Insured)	5.50	8-1-2028	16,420,000	20,950,771

Delaware Valley PA Regional Finance Authority Local Government Series C (Ambac Insured)	7.75	7-1-2027	4,025,000	5,704,391

Pennsylvania Finance Authority Pennsylvania Hills Project Series B (National Insured) ¤	0.00	12-1-2025	1,110,000	956,676

Pennsylvania Public School Building Authority Philadelphia School District Project	5.00	4-1-2024	3,960,000	4,305,035

State Public School Building Authority Pennsylvania Philadelphia School District Project	5.00	4-1-2022	2,635,000	2,870,016

State Public School Building Authority Pennsylvania Philadelphia School District Project Series A	5.00	6-1-2034	1,915,000	2,218,355

State Public School Building Authority Pennsylvania Philadelphia School District Project Series A	5.00	6-1-2024	2,250,000	2,593,778

State Public School Building Authority Pennsylvania Philadelphia School District Project Series A	5.00	6-1-2035	16,715,000	19,304,655

				65,741,377

Resource Recovery Revenue: 0.26%

Delaware County PA IDA Resource Recovery Facility Series A	6.20	7-1-2019	80,000	80,000

Pennsylvania EDFA Solid Waste Disposal Waste Management Incorporated Project	1.95	8-1-2045	13,000,000	13,004,290

				13,084,290

Tobacco Revenue: 0.05%

Commonwealth Financing Authority Tobacco Master Settlement Payment Revenue Bonds	5.00	6-1-2035	2,000,000	2,382,940

Transportation Revenue: 0.73%

Pennsylvania Turnpike Commission Motor License Series B-1	5.00	12-1-2040	12,410,000	13,049,239

Pennsylvania Turnpike Commission Motor License Series B-2	5.00	12-1-2035	9,900,000	11,690,811

Pennsylvania Turnpike Commission Series A-1	5.00	12-1-2047	1,750,000	2,052,680

Pennsylvania Turnpike Commission Subordinate Bond Series B-1	5.00	6-1-2027	1,000,000	1,215,400

Pennsylvania Turnpike Commission Subordinate Bond Series B-1	5.00	6-1-2028	1,450,000	1,744,669

Pennsylvania Turnpike Commission Subordinate Bond Series B-2	5.00	6-1-2027	1,200,000	1,456,524

Pennsylvania Turnpike Commission Subordinate Bond Series B-2	5.00	6-1-2028	5,000,000	6,016,100

				37,225,423

Water & Sewer Revenue: 0.18%

Philadelphia PA Series B	5.00	7-1-2033	8,000,000	9,293,600

				255,117,769

Wells Fargo Municipal Bond Fund  |  39

Portfolio of investments—June 30, 2019

	Interest rate	Maturity date	Principal	Value
Puerto Rico: 0.06%

Transportation Revenue: 0.06%

Puerto Rico Highway & Transportation Authority Series AA (National Insured)	5.50%	7-1-2020	$3,015,000	$3,078,647

Rhode Island: 0.05%

Airport Revenue: 0.05%

Rhode Island Commerce Corporation First Lien Special Facility Airport Corporation Intermodal Facility Project Series 2018	5.00	7-1-2031	2,115,000	2,531,845

South Carolina: 1.12%

Education Revenue: 0.24%

South Carolina Education Assistance Authority Student Loan Series I	5.10	10-1-2029	1,050,000	1,058,001

South Carolina Jobs EDA York Preparatory Academy Project Series A	7.25	11-1-2045	1,500,000	1,654,605

University of South Carolina Athletic Facilities Series A	5.00	5-1-2043	8,155,000	9,597,212

				12,309,818

Resource Recovery Revenue: 0.10%

South Carolina Jobs EDA Solid Waste Disposal AMT RePower South Berkeley LLC Project Green Bond 144A	6.00	2-1-2035	1,880,000	1,954,053

South Carolina Jobs EDA Solid Waste Disposal AMT RePower South Berkeley LLC Project Green Bond 144A	6.25	2-1-2045	2,750,000	2,862,475

				4,816,528

Utilities Revenue: 0.56%

Patriots Energy Group Financing Agency South Carolina Series A	4.00	10-1-2048	26,000,000	28,472,340

Water & Sewer Revenue: 0.22%

Columbia SC Waterworks & Sewer System	5.00	2-1-2043	10,380,000	11,388,521

				56,987,207

South Dakota: 0.57%

Airport Revenue: 0.04%

Rapid City SD Series A	6.75	12-1-2031	1,020,000	1,042,787

Rapid City SD Series A	7.00	12-1-2035	750,000	767,468

				1,810,255

Health Revenue: 0.38%

South Dakota HEFA Sanford Health Project	5.50	11-1-2040	5,000,000	5,060,350

South Dakota HEFA Sanford Health Project Series E	5.00	11-1-2042	13,125,000	14,242,463

				19,302,813

Housing Revenue: 0.15%

South Dakota Board of Regents Housing & Auxiliary Facilities System	5.00	4-1-2023	750,000	842,955

South Dakota Board of Regents Housing & Auxiliary Facilities System	5.00	4-1-2024	1,100,000	1,269,884

South Dakota Board of Regents Housing & Auxiliary Facilities System	5.00	4-1-2025	1,000,000	1,182,810

South Dakota Board of Regents Housing & Auxiliary Facilities System	5.00	4-1-2026	1,540,000	1,859,981

South Dakota Board of Regents Housing & Auxiliary Facilities System	5.00	4-1-2032	1,010,000	1,222,009

South Dakota Board of Regents Housing & Auxiliary Facilities System	5.00	4-1-2033	1,250,000	1,507,950

				7,885,589

				28,998,657

40  |  Wells Fargo Municipal Bond Fund

Portfolio of investments—June 30, 2019

	Interest rate	Maturity date	Principal	Value
Tennessee: 0.99%

Utilities Revenue: 0.99%

Tennessee Energy Acquisition Corporation Gas Project	4.00%	11-1-2049	$20,000,000	$22,038,400

Tennessee Energy Acquisition Corporation Series A	4.00	5-1-2048	24,155,000	25,893,194

Tennessee Energy Acquisition Corporation Series A	5.25	9-1-2026	1,020,000	1,219,583

Tennessee Energy Acquisition Corporation Series C	5.00	2-1-2021	1,000,000	1,047,340

				50,198,517

Texas: 11.08%

Airport Revenue: 1.08%

Austin TX Airport System AMT	5.00	11-15-2039	8,000,000	9,044,720

Austin TX Airport System AMT	5.00	11-15-2044	3,500,000	3,943,905

Dallas-Fort Worth TX International Airport AMT Series D	5.00	11-1-2038	13,250,000	14,069,513

Dallas-Fort Worth TX International Airport Series H	5.00	11-1-2042	20,765,000	22,020,037

Houston TX Airport System Subordinate Bond Lien AMT Series A	5.00	7-1-2041	4,750,000	5,613,360

				54,691,535

Education Revenue: 0.64%

Beasley TX Higher Education Finance Corporation Focus Learning Academy Series A ††	7.75	8-15-2041	2,000,000	1,320,000

Clifton TX Higher Education Finance Corporation International Leadership Texas Series D	6.00	8-15-2038	6,000,000	6,570,360

Clifton TX Higher Education Finance Corporation International Leadership Texas Series D	6.13	8-15-2048	6,750,000	7,354,733

Clifton TX Higher Educational Finance Corporation International Leadership Series A	5.75	8-15-2038	2,000,000	2,163,420

La Vernia TX Higher Education Finance Corporation Lifeschool of Dallas Series A	6.25	8-15-2021	2,000,000	2,011,860

La Vernia TX Higher Education Finance Corporation Lifeschool of Dallas Series A	7.50	8-15-2041	6,500,000	6,547,775

Newark TX Higher Education Finance Corporation Austin Achieve Public Schools Incorporated	5.00	6-15-2048	750,000	766,275

Southwest Texas Higher Education Authority Incorporated Southern Methodist University Project	5.00	10-1-2030	1,460,000	1,800,910

Southwest Texas Higher Education Authority Incorporated Southern Methodist University Project	5.00	10-1-2032	650,000	792,350

Southwest Texas Higher Education Authority Incorporated Southern Methodist University Project	5.00	10-1-2039	750,000	895,433

Southwest Texas Higher Education Authority Incorporated Southern Methodist University Project	5.00	10-1-2040	1,000,000	1,191,470

Southwest Texas Higher Education Authority Incorporated Southern Methodist University Project	5.00	10-1-2041	900,000	1,070,028

				32,484,614

GO Revenue: 2.16%

El Paso TX	4.00	8-15-2031	6,500,000	7,216,235

Houston TX Public Improvement Refunding Bonds Series A	4.00	3-1-2034	1,000,000	1,102,510

Houston TX Public Improvement Refunding Bonds Series A	5.00	3-1-2029	2,000,000	2,445,500

Lewisville TX Independent School District Unlimited Tax Refunding Bonds Series A	5.00	8-15-2022	2,640,000	2,938,399

Lone Star College System Texas Refunding Limited Tax	5.00	2-15-2028	4,055,000	4,904,969

Nacogdoches TX Independent School District	5.00	2-15-2049	8,560,000	10,164,572

North East Independent School District	4.00	8-1-2048	10,450,000	11,404,921

Port Isabel TX 144A	5.10	2-15-2049	1,000,000	1,063,890

Royse City TX Independent School District	5.00	8-15-2034	3,025,000	3,548,265

Wells Fargo Municipal Bond Fund  |  41

Portfolio of investments—June 30, 2019

	Interest rate	Maturity date	Principal	Value

GO Revenue (continued)

Salado TX Independent School District	5.00%	2-15-2049	$1,605,000	$1,908,586

San Antonio TX Independent School District	5.00	8-15-2048	13,000,000	15,038,790

Sugar Land TX Refunding Bonds	5.00	2-15-2030	1,250,000	1,526,613

Temple TX	5.00	8-1-2032	1,070,000	1,249,728

Texas Refunding Bond Series B	5.00	10-1-2036	24,500,000	28,890,155

Travis County TX	5.00	3-1-2036	1,380,000	1,716,927

Travis County TX	5.00	3-1-2039	6,250,000	7,689,313

Williamson County TX	4.00	2-15-2031	6,195,000	6,653,368

				109,462,741

Health Revenue: 0.36%

Harris County TX Methodist Hospital System Series A1 ø	1.95	12-1-2041	10,000,000	10,000,000

Harris County TX Texas Childrens Hospital Series A %%	4.00	10-1-2037	3,000,000	3,347,610

Harris County TX Texas Childrens Hospital Series A %%	4.00	10-1-2038	2,300,000	2,558,773

New Hope ECFA Children’s Health System of Texas Project Series A	4.00	8-15-2033	2,000,000	2,209,660

				18,116,043

Housing Revenue: 0.34%

Alamito TX Public Facility Corporation Cramer Three Apartments Project	2.50	11-1-2021	7,000,000	7,109,410

Austin TX Affordable Public Facility Corporation Incorporated Commons at Goodnight Apartments	1.85	1-1-2021	10,000,000	10,028,300

				17,137,710

Miscellaneous Revenue: 3.52%

Lewisville TX Combination Contract Special Assessment Capital Improvement District #4	6.75	10-1-2032	100,000	100,153

Lewisville TX Combination Contract Castle Hills Public Improvement Bonds District #5 144A	6.50	9-1-2034	2,045,000	2,052,321

Lewisville TX Combination Contract Castle Hills Public Improvement Bonds District #5 144A	6.50	9-1-2034	4,075,000	4,089,589

Lewisville TX Combination Contract Castle Hills Public Improvement Bonds District #6 144A	6.00	9-1-2037	9,300,000	9,776,067

Lewisville TX Combination Contract Castle Hills Public Improvement Bonds District #6 144A	5.50	9-1-2039	2,500,000	2,516,500

Lewisville TX Combination Contract Castle Hills Public Improvement Bonds District #6 144A	6.00	9-1-2037	3,940,000	4,141,689

Lower Colorado TX River Authority Series A	5.00	5-15-2033	2,475,000	2,758,932

Texas PFA	4.00	2-1-2034	5,000,000	5,682,850

Texas PFA	4.00	2-1-2035	2,000,000	2,260,400

Texas PFA	4.00	2-1-2036	2,175,000	2,447,441

Texas Series A	4.00	10-15-2036	5,000,000	5,577,050

Texas Series B	5.00	4-15-2049	40,000,000	48,220,800

Texas Transportation Commission Highway Improvement Series A	5.00	4-1-2042	70,000,000	76,066,200

Texas Water Development Board Series A	4.00	10-15-2037	11,650,000	12,952,936

				178,642,928

Resource Recovery Revenue: 0.19%

Port Arthur TX Navigation District Jefferson County Environmental Facilities Motiva Enterprises LLC Project Series B ø	2.07	4-1-2040	4,750,000	4,750,000

Port Arthur TX Navigation District Jefferson County Environmental Facilities Motiva Enterprises LLC Project Series E ø	2.05	11-1-2040	5,000,000	5,000,000

				9,750,000

42  |  Wells Fargo Municipal Bond Fund

Portfolio of investments—June 30, 2019

	Interest rate	Maturity date	Principal	Value
Tax Revenue: 0.76%

Dallas TX Area Rapid Transit Sales Tax Revenue Series A	5.00%	12-1-2048	$5,000,000	$5,762,650

Dallas TX Area Rapid Transit Sales Tax Revenue Series A	5.00	12-1-2046	28,430,000	32,831,817

				38,594,467

Transportation Revenue: 0.74%

Central Texas Regional Mobility Authority Senior Lien	5.75	1-1-2025	2,000,000	2,043,460

Central Texas Regional Mobility Authority Senior Lien Series A	5.00	1-1-2033	3,740,000	4,090,027

Grand Parkway Transportation Corporation Texas CAB Series B	0.00	10-1-2029	1,015,000	1,070,835

Grand Parkway Transportation Corporation Texas Series B	0.00	10-1-2030	2,000,000	2,102,580

North Texas Tollway Authority Series A	5.00	1-1-2033	3,600,000	4,150,548

North Texas Tollway Authority Series A	5.00	1-1-2035	4,000,000	4,589,960

Texas Private Activity Bond Surface Transportation Corporation Project NTE Mobility Partners Segments LLC	6.75	6-30-2043	4,000,000	4,644,040

Texas Private Activity Bond Surface Transportation Corporation Project NTE Mobility Partners Segments LLC	7.00	12-31-2038	12,500,000	14,689,125

				37,380,575

Utilities Revenue: 0.44%

San Antonio TX Electric & Gas Systems Junior Lien Refunding Bond	2.75	2-1-2048	11,000,000	11,363,000

Texas Municipal Gas Acquisition & Supply Corporation III	5.00	12-15-2029	5,115,000	5,600,311

Texas Municipal Gas Acquisition & Supply Corporation III	5.00	12-15-2031	5,000,000	5,447,650

				22,410,961

Water & Sewer Revenue: 0.85%

Austin TX Water & Wastewater Refunding Bond	5.00	11-15-2045	15,065,000	17,644,128

Dallas TX Waterworks & Sewer System Refunding Series A	5.00	10-1-2030	3,810,000	4,543,577

Tarrant TX Regional Water District	5.00	9-1-2034	3,500,000	4,030,075

Tarrant TX Regional Water District	5.00	3-1-2049	15,000,000	16,906,350

				43,124,130

				561,795,704

Utah: 1.18%

Airport Revenue: 0.42%

Salt Lake City UT Series A	5.00	7-1-2036	2,500,000	2,992,375

Salt Lake City UT Series A	5.00	7-1-2043	2,500,000	2,947,700

Salt Lake City UT Series A	5.00	7-1-2043	1,500,000	1,801,725

Salt Lake City UT Series A	5.00	7-1-2048	5,500,000	6,451,555

Salt Lake City UT Series A	5.00	7-1-2048	3,000,000	3,584,850

Salt Lake City UT Series A	5.25	7-1-2048	3,000,000	3,594,120

				21,372,325

Health Revenue: 0.67%

Utah County UT Hospital Revenue Bond IHC Health Services Incorporated Series 2012	5.00	5-15-2043	32,000,000	33,833,920

Tax Revenue: 0.09%

Utah Transit Authority Series A	5.00	6-15-2030	4,000,000	4,741,840

				59,948,085

Vermont: 0.28%

Education Revenue: 0.28%

Vermont Student Assistance Corporation Series B (1 Month LIBOR +1.00%) ±	3.44	6-2-2042	14,515,325	14,391,945

Wells Fargo Municipal Bond Fund  |  43

Portfolio of investments—June 30, 2019

	Interest rate	Maturity date	Principal	Value
Virginia: 0.46%

GO Revenue: 0.31%

Fairfax County VA Series A	4.00%	10-1-2034	$8,450,000	$9,261,200

Norfolk VA Series C	4.00	9-1-2032	5,810,000	6,525,850

				15,787,050

Housing Revenue: 0.04%

Newport News VA Redevelopment & Housing Authority Multifamily Housing Series A	1.82	11-1-2020	2,010,000	2,011,548

Miscellaneous Revenue: 0.00%

Watkins Centre VA CDA	5.40	3-1-2020	172,000	172,236

Tax Revenue: 0.03%

Marquis VA CDA CAB Series 2015 144A ¤	0.00	9-1-2045	397,000	292,343

Marquis VA CDA CAB Series C ¤	0.00	9-1-2041	1,824,000	103,348

Marquis VA CDA Series B	5.63	9-1-2041	1,310,000	870,954

				1,266,645

Transportation Revenue: 0.08%

Virginia Small Business Financing Authority Senior Lien 95 Express Lanes LLC Project	5.00	7-1-2034	4,000,000	4,254,240

				23,491,719

Washington: 3.03%

GO Revenue: 1.52%

Clark County WA School District #114 (AGM Insured)	4.00	12-1-2031	9,000,000	10,229,490

Clark County WA School District #114 (AGM Insured)	4.00	12-1-2034	2,500,000	2,806,925

King County WA Public Hospital District #1 Valley Medical Center Refunding Bond	5.00	12-1-2029	8,940,000	10,703,773

King County WA Public Hospital District #1 Valley Medical Center Refunding Bond	5.00	12-1-2035	9,430,000	11,048,942

King County WA School District #210 (AGM Insured)	4.00	12-1-2033	10,000,000	11,287,800

King County WA School District No. 414 Lake Washington (AGM Insured)	5.00	12-1-2033	570,000	708,596

King County WA School District No. 414 Lake Washington (AGM Insured)	5.00	12-1-2034	1,000,000	1,233,910

Snohomish County WA School District (AGM Insured)	5.00	12-1-2031	1,500,000	1,763,850

Washington Motor Vehicle Fuel Tax Series B	5.00	8-1-2032	8,545,000	10,060,541

Washington Series 2017-A	5.00	8-1-2040	3,500,000	4,114,040

Washington Series 2017-A	5.00	8-1-2041	2,500,000	2,934,825

Washington Series 2017-A	5.00	8-1-2033	1,500,000	1,794,675

Washington Series RA	4.00	7-1-2030	7,950,000	8,466,830

				77,154,197

Health Revenue: 0.25%

Spokane WA Housing Finance Commission Riverview Retirement Community Project	5.00	1-1-2023	945,000	994,820

Washington HCFR Central Washington Health Service Association	7.00	7-1-2039	5,000,000	5,000,000

Washington HCFR Providence Health & Services Series 2012A	4.25	10-1-2040	3,000,000	3,109,050

Washington HCFR Providence Health & Services Series 2012A	5.00	10-1-2042	2,160,000	2,361,636

Washington HCFR Providence Health & Services Series 2015A	4.00	10-1-2045	1,150,000	1,224,164

				12,689,670

44  |  Wells Fargo Municipal Bond Fund

Portfolio of investments—June 30, 2019

	Interest rate	Maturity date	Principal	Value
Miscellaneous Revenue: 0.23%

Washington Certificate of Participation	5.00%	7-1-2038	$1,660,000	$2,041,169

Washington Certificate of Participation	5.00	7-1-2039	1,745,000	2,143,279

Washington Certificate of Participation	5.00	7-1-2040	1,480,000	1,811,564

Washington Certificate of Participation	5.00	7-1-2041	1,555,000	1,895,467

Washington Certificate of Participation Series A	5.00	7-1-2038	3,265,000	3,889,170

				11,780,649

Tax Revenue: 0.37%

Central Puget Sound WA Regional Transportation Authority Series S1	5.00	11-1-2035	9,485,000	11,169,157

Washington Series B	5.00	8-1-2037	6,400,000	7,569,088

				18,738,245

Water & Sewer Revenue: 0.66%

King County WA	5.00	7-1-2047	7,510,000	8,517,917

King County WA	2.60	1-1-2043	19,000,000	19,262,390

King County WA	5.00	7-1-2042	4,660,000	5,529,230

				33,309,537

				153,672,298

West Virginia: 0.15%

GO Revenue: 0.08%

Ohio County WV Board of Education	3.00	6-1-2025	1,205,000	1,293,435

Ohio County WV Board of Education	3.00	6-1-2026	2,680,000	2,882,608

				4,176,043

Tax Revenue: 0.07%

Monongalia County WV Commission Refunding & Improvement Bonds University Town Center Series A 144A	5.50	6-1-2037	2,500,000	2,701,075

Monongalia County WV Commission Refunding & Improvement Bonds University Town Center Series A 144A	5.75	6-1-2043	675,000	730,627

				3,431,702

				7,607,745

Wisconsin: 3.95%

Education Revenue: 0.37%

Milwaukee WI RDA Science Education Consortium Incorporated Project Series A	6.00	8-1-2033	2,120,000	2,315,634

Milwaukee WI RDA Science Education Consortium Incorporated Project Series A	6.25	8-1-2043	4,650,000	5,084,078

Public Finance Authority Wisland Revenue Northwest Nazarene University	4.25	10-1-2049	5,410,000	5,446,788

Wisconsin PFA Carolina International School Series A 144A	6.00	8-1-2023	375,000	395,396

Wisconsin PFA Carolina International School Series A 144A	6.75	8-1-2033	2,430,000	2,729,765

Wisconsin PFA Carolina International School Series A 144A	7.00	8-1-2043	1,575,000	1,763,150

Wisconsin PFA Carolina International School Series A 144A	7.20	8-1-2048	940,000	1,057,444

				18,792,255

GO Revenue: 0.69%

Verona WI Area School District Building & Improvement Bonds	4.00	4-1-2027	3,385,000	3,860,999

Verona WI Area School District Building & Improvement Bonds	4.00	4-1-2028	1,380,000	1,569,157

Verona WI Area School District Building & Improvement Bonds	5.00	4-1-2026	3,310,000	4,047,336

Wells Fargo Municipal Bond Fund  |  45

Portfolio of investments—June 30, 2019

	Interest rate	Maturity date	Principal	Value

GO Revenue (continued)

Wisconsin Series A	4.00%	5-1-2032	$13,000,000	$13,772,070

Wisconsin Series A	5.00	5-1-2032	10,000,000	11,747,500

				34,997,062

Health Revenue: 1.18%

University of Wisconsin Hospitals & Clinics Authority Refunding Bond Series B (JPMorgan Chase & Company SPA) ø	1.93	4-1-2048	18,415,000	18,415,000

Wisconsin HEFA Ascension Senior Credit Group Series A	5.00	11-15-2035	12,000,000	14,046,600

Wisconsin HEFA Aurora Health Care Incorporated Series A	5.25	4-15-2024	1,025,000	1,056,129

Wisconsin PFA Series A	4.00	10-1-2049	24,500,000	26,317,165

				59,834,894

Housing Revenue: 0.81%

Wisconsin HSG & EDA Series B (FNMA Insured, FHLB SPA) ø	1.90	3-1-2043	6,000,000	6,000,000

Wisconsin PFA Student Housing Revenue (AGM Insured)	4.00	7-1-2023	350,000	379,183

Wisconsin PFA Student Housing Revenue (AGM Insured)	4.00	7-1-2024	800,000	879,960

Wisconsin PFA Student Housing Revenue (AGM Insured)	4.00	7-1-2025	920,000	1,024,346

Wisconsin PFA Student Housing Revenue (AGM Insured)	5.00	7-1-2026	1,360,000	1,634,598

Wisconsin PFA Student Housing Revenue (AGM Insured)	5.00	7-1-2027	1,675,000	2,049,714

Wisconsin PFA Student Housing Revenue (AGM Insured)	5.00	7-1-2028	2,025,000	2,479,349

Wisconsin PFA Student Housing Revenue (AGM Insured)	5.00	7-1-2029	2,190,000	2,665,427

Wisconsin PFA Student Housing Revenue (AGM Insured)	5.00	7-1-2030	2,300,000	2,780,608

Wisconsin PFA Student Housing Revenue (AGM Insured)	5.00	7-1-2031	1,415,000	1,700,179

Wisconsin PFA Student Housing Revenue (AGM Insured)	5.00	7-1-2048	16,775,000	19,345,769

				40,939,133

Miscellaneous Revenue: 0.12%

Wisconsin Series 1	4.50	7-1-2033	2,085,000	2,243,168

Wisconsin Series A	5.00	6-1-2033	3,420,000	4,049,964

				6,293,132

Tax Revenue: 0.78%

Mount Pleasant WI Series A	5.00	4-1-2038	5,495,000	6,571,196

Mount Pleasant WI Series A	5.00	4-1-2043	20,205,000	23,858,468

Mount Pleasant WI Series A	5.00	4-1-2048	7,855,000	9,203,468

				39,633,132

				200,489,608

Wyoming: 0.04%

Education Revenue: 0.03%

Wyoming CDA	6.50	7-1-2043	1,600,000	1,684,528

Health Revenue: 0.01%

West Park Hospital District Wyoming Series B	6.50	6-1-2027	500,000	534,625

				2,219,153

Total Municipal Obligations (Cost $4,552,443,574)				4,787,757,205

46  |  Wells Fargo Municipal Bond Fund

Portfolio of investments—June 30, 2019

		Shares	Value
Closed End Municipal Bond Funds

California: 0.21%

Nuveen California AMT-Free Quality Municipal Income Fund Variable Rate Demand Preferred Shares Series A 2.20% 144A		10,600,000	$10,600,000

Total Closed End Municipal Bond Funds (Cost $10,600,000)			10,600,000

	Yield
Short-Term Investments: 0.48%

Investment Companies: 0.48%

Wells Fargo Municipal Cash Management Money Market Fund Institutional Class (l)(u)##	1.82%	24,261,736	24,276,293

Total Short-Term Investments (Cost $24,275,636)			24,276,293

Total investments in securities (Cost $4,812,029,437)	99.57%	5,050,917,651

Other assets and liabilities, net	0.43	21,771,259

Total net assets	100.00%	$5,072,688,910

ø

Variable rate demand notes are subject to a demand feature which reduces the effective maturity. The maturity date shown represents the final maturity date of the security. The interest rate is determined and reset by the issuer daily, weekly, or monthly depending upon the terms of the security. The rate shown is the rate in effect at period end.

¤	The security is issued in zero coupon form with no periodic interest payments.

144A	The security may be resold in transactions exempt from registration, normally to qualified institutional buyers, pursuant to Rule 144A under the Securities Act of 1933.

±	Variable rate investment. The rate shown is the rate in effect at period end.

%%	The security is purchased on a when-issued basis.

††	On the last interest date, partial interest was paid.

(l)	The issuer of the security is an affiliated person of the Fund as defined in the Investment Company Act of 1940.

(u)	The rate represents the 7-day annualized yield at period end.

##	All or a portion of this security is segregated for when-issued securities.

Abbreviations:

AGC	Assured Guaranty Corporation

AGM	Assured Guaranty Municipal

Ambac	Ambac Financial Group Incorporated

AMT	Alternative minimum tax

BAN	Bond anticipation notes

CAB	Capital appreciation bond

CCAB	Convertible capital appreciation bond

CDA	Community Development Authority

ECFA	Educational & Cultural Facilities Authority

EDA	Economic Development Authority

EDFA	Economic Development Finance Authority

FGIC	Financial Guaranty Insurance Corporation

FHLMC	Federal Home Loan Mortgage Corporation

FNMA	Federal National Mortgage Association

GNMA	Government National Mortgage Association

GO	General obligation

HCFR	Healthcare facilities revenue

HEFA	Health & Educational Facilities Authority

HEFAR	Higher Education Facilities Authority Revenue

HFA	Housing Finance Authority

HUD	Department of Housing and Urban Development

Wells Fargo Municipal Bond Fund  |  47

Portfolio of investments—June 30, 2019

IDA	Industrial Development Authority

LIBOR	London Interbank Offered Rate

LIQ	Liquidity agreement

LOC	Letter of credit

National	National Public Finance Guarantee Corporation

PCFA	Pollution Control Financing Authority

PCR	Pollution control revenue

PFA	Public Finance Authority

RDA	Redevelopment Authority

SFMR	Single-family mortgage revenue

SIFMA	Securities Industry and Financial Markets Association

SPA	Standby purchase agreement

TTFA	Transportation Trust Fund Authority

Investments in Affiliates

An affiliated investment is an investment in which the Fund owns at least 5% of the outstanding voting shares of the issuer or as a result of other relationships, such as the Fund and the issuer having the same investment manager. Transactions with issuers that were either affiliated persons of the Fund at the beginning of the period or the end of the period were as follows:

	Shares, beginning of period	Shares purchased	Shares sold	Shares, end of period	Net realized gains (losses)	Net change in unrealized gains (losses)	Income from affiliated securities	Value, end of period	% of net assets
Short-Term Investments
Investment Companies
Wells Fargo Municipal Cash Management Money Market Fund Institutional Class	10,597,584	1,250,041,596	1,236,377,444	24,261,736	$(1,695)	$485	$336,680	$24,276,293	0.48%

48  |  Wells Fargo Municipal Bond Fund

Statement of assets and liabilities—June 30, 2019

Assets
Investments in unaffiliated securities, at value (cost $4,787,753,801)	$5,026,641,358
Investments in affiliated securities, at value (cost $24,275,636)	24,276,293
Cash	1,909
Receivable for investments sold	5,430,175
Receivable for Fund shares sold	6,485,553
Receivable for interest	48,317,375
Prepaid expenses and other assets	623,968

Total assets	5,111,776,631

Liabilities
Payable for investments purchased	28,328,553
Payable for Fund shares redeemed	7,060,779
Dividends payable	1,398,382
Management fee payable	1,321,432
Administration fees payable	432,780
Distribution fee payable	60,667
Trustees’ fees and expenses payable	1,284
Accrued expenses and other liabilities	483,844

Total liabilities	39,087,721

Total net assets	$5,072,688,910

Net assets consist of
Paid-in capital	$4,834,500,859
Total distributable earnings	238,188,051

Total net assets	$5,072,688,910

Computation of net asset value and offering price per share
Net assets – Class A	$1,206,717,195
Shares outstanding – Class A1	114,374,117
Net asset value per share – Class A	$10.55
Maximum offering price per share – Class A2	$11.05
Net assets – Class C	$98,410,945
Shares outstanding – Class C1	9,331,126
Net asset value per share – Class C	$10.55
Net assets – Class R6	$72,654,501
Shares outstanding – Class R6[1]	6,885,512
Net asset value per share – Class R6	$10.55
Net assets – Administrator Class	$832,318,275
Shares outstanding – Administrator Class[1]	78,862,042
Net asset value per share – Administrator Class	$10.55
Net assets – Institutional Class	$2,862,587,994
Shares outstanding – Institutional Class[1]	271,340,121
Net asset value per share – Institutional Class	$10.55

[1]	The Fund has an unlimited number of authorized shares.

[2]	Maximum offering price is computed as 100/95.50 of net asset value. On investments of $50,000 or more, the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

Wells Fargo Municipal Bond Fund  |  49

Statement of operations—year ended June 30, 2019

Investment income
Interest	$132,506,569
Dividends	759,151
Income from affiliated securities	336,680

Total investment income	133,602,400

Expenses
Management fee	13,118,637
Administration fees
Class A	1,856,012
Class C	182,434
Class R6	9,575 [1]
Administrator Class	615,583
Institutional Class	1,416,098
Shareholder servicing fees
Class A	2,900,018
Class C	285,053
Administrator Class	1,537,650
Distribution fee
Class C	855,159
Custody and accounting fees	126,170
Professional fees	86,068
Registration fees	194,674
Shareholder report expenses	140,819
Trustees’ fees and expenses	21,275
Other fees and expenses	40,603

Total expenses	23,385,828
Less: Fee waivers and/or expense reimbursements	(1,162,873)

Net expenses	22,222,955

Net investment income	111,379,445

Realized and unrealized gains (losses) on investments
Net realized gains (losses) on:
Unaffiliated securities	5,841,114
Affiliated securities	(1,695)
Futures contracts	2,262,804

Net realized gains on investments	8,102,223

Net change in unrealized gains (losses) on:
Unaffiliated securities	141,180,688
Affiliated securities	485

Net change in unrealized gains (losses) on investments	141,181,173

Net realized and unrealized gains (losses) on investments	149,283,396

Net increase in net assets resulting from operations	$260,662,841

[1]	For the period from July 31, 2018 (commencement of class operations) to June 30, 2019

The accompanying notes are an integral part of these financial statements.

50  |  Wells Fargo Municipal Bond Fund

Statement of changes in net assets

	Year ended June 30, 2019		Year ended June 30, 2018[1]

Operations
Net investment income		$111,379,445		$88,997,373
Net realized gains on investments		8,102,223		1,726,727
Net change in unrealized gains (losses) on investments		141,181,173		(5,965,184)

Net increase in net assets resulting from operations		260,662,841		84,758,916

Distributions to shareholders from net investment income and net realized gains
Class A		(33,496,628)		(40,706,034)
Class C		(2,452,735)		(3,631,086)
Class R6		(1,008,740)[2]		N/A
Administrator Class		(18,574,895)		(4,561,156)
Institutional Class		(55,765,959)		(46,129,775)

Total distributions to shareholders		(111,298,957)		(95,028,051)

Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	10,207,001	104,731,394	9,607,411	98,713,016
Class C	1,091,183	11,211,311	1,091,279	11,235,517
Class R6	7,773,111 [2]	79,416,075 [2]	N/A	N/A
Administrator Class	65,531,996	662,326,993	14,191,031	144,623,050
Institutional Class	182,281,519	1,881,539,606	56,339,637	577,870,177

		2,739,225,379		832,441,760

Reinvestment of distributions
Class A	2,863,370	29,385,655	3,487,196	35,780,840
Class C	214,607	2,196,994	317,077	3,252,773
Class R6	53 [2]	556 [2]	N/A	N/A
Administrator Class	1,744,840	17,964,156	402,677	4,127,649
Institutional Class	4,420,261	45,500,840	3,728,548	38,233,492

		95,048,201		81,394,754

Payment for shares redeemed
Class A	(19,298,194)	(197,545,478)	(18,978,396)	(194,665,238)
Class C	(5,723,382)	(58,571,623)	(2,964,994)	(30,428,033)
Class R6	(887,652)[2]	(9,156,468)[2]	N/A	N/A
Administrator Class	(12,413,823)	(127,080,850)	(2,961,504)	(30,373,516)
Institutional Class	(58,145,370)	(593,888,764)	(32,651,728)	(334,789,494)

		(986,243,183)		(590,256,281)

Net asset value of shares issued in acquisition
Class A	5,041,496	51,955,343	0	0
Class C	764,390	7,874,457	0	0
Administrator Class	1,758,364	18,126,777	0	0
Institutional Class	3,124,015	32,190,161	0	0

		110,146,738		0

Net increase in net assets resulting from capital share transactions		1,958,177,135		323,580,233

Total increase in net assets		2,107,541,019		313,311,098

Net assets
Beginning of period		2,965,147,891		2,651,836,793

End of period		$5,072,688,910		$2,965,147,891

[1]

Effective for all filings after November 4, 2018, the SEC prospectively eliminated the requirement to parenthetically disclose undistributed net investment income at the end of the period and permitted the aggregation of distributions, with the exception of tax basis returns of capital. Overdistributed net investment income at June 30, 2018 was $845,178. The disaggregated distributions information for the year ended June 30, 2018 is included in Note 9, Distributions to Shareholders, in the notes to the financial statements.

[2]	For the period from July 31, 2018 (commencement of class operations) to June 30, 2019

The accompanying notes are an integral part of these financial statements.

Wells Fargo Municipal Bond Fund  |  51

Financial highlights

(For a share outstanding throughout each period)

	Year ended June 30
CLASS A	2019	2018	2017	2016	2015
Net asset value, beginning of period	$10.21	$10.25	$10.70	$10.25	$10.33
Net investment income	0.30 [1]	0.32	0.33	0.31	0.28
Net realized and unrealized gains (losses) on investments	0.34	(0.02)	(0.38)	0.50	0.01

Total from investment operations	0.64	0.30	(0.05)	0.81	0.29
Distributions to shareholders from
Net investment income	(0.30)	(0.32)	(0.33)	(0.31)	(0.28)
Net realized gains	0.00	(0.02)	(0.07)	(0.05)	(0.09)

Total distributions to shareholders	(0.30)	(0.34)	(0.40)	(0.36)	(0.37)
Net asset value, end of period	$10.55	$10.21	$10.25	$10.70	$10.25
Total return[2]	6.35%	2.97%	(0.47)%	8.04%	2.81%
Ratios to average net assets (annualized)
Gross expenses	0.78%	0.79%	0.79%	0.79%	0.80%
Net expenses	0.75%	0.75%	0.75%	0.75%	0.75%
Net investment income	2.89%	3.10%	3.13%	2.99%	2.71%
Supplemental data
Portfolio turnover rate	20%	19%	24%	16%	27%
Net assets, end of period (000s omitted)	$1,206,717	$1,179,800	$1,244,267	$1,529,884	$1,612,212

[1]	Calculated based upon average shares outstanding

[2]	Total return calculations do not include any sales charges.

The accompanying notes are an integral part of these financial statements.

52  |  Wells Fargo Municipal Bond Fund

Financial highlights

(For a share outstanding throughout each period)

	Year ended June 30
CLASS C	2019	2018	2017	2016	2015
Net asset value, beginning of period	$10.21	$10.24	$10.69	$10.25	$10.33
Net investment income	0.22	0.24	0.25	0.23	0.20
Net realized and unrealized gains (losses) on investments	0.34	(0.01)	(0.38)	0.49	0.01

Total from investment operations	0.56	0.23	(0.13)	0.72	0.21
Distributions to shareholders from
Net investment income	(0.22)	(0.24)	(0.25)	(0.23)	(0.20)
Net realized gains	0.00	(0.02)	(0.07)	(0.05)	(0.09)

Total distributions to shareholders	(0.22)	(0.26)	(0.32)	(0.28)	(0.29)
Net asset value, end of period	$10.55	$10.21	$10.24	$10.69	$10.25
Total return[1]	5.56%	2.30%	(1.21)%	7.14%	2.05%
Ratios to average net assets (annualized)
Gross expenses	1.53%	1.54%	1.54%	1.54%	1.55%
Net expenses	1.50%	1.50%	1.50%	1.50%	1.50%
Net investment income	2.15%	2.35%	2.38%	2.24%	1.97%
Supplemental data
Portfolio turnover rate	20%	19%	24%	16%	27%
Net assets, end of period (000s omitted)	$98,411	$132,529	$148,944	$186,036	$164,703

[1]	Total return calculations do not include any sales charges.

The accompanying notes are an integral part of these financial statements.

Wells Fargo Municipal Bond Fund  |  53

Financial highlights

(For a share outstanding throughout the period)

CLASS R6	Year ended June 30 2019[1]
Net asset value, beginning of period	$10.21
Net investment income	0.30
Net realized and unrealized gains (losses) on investments	0.34

Total from investment operations	0.64
Distributions to shareholders from
Net investment income	(0.30)
Net asset value, end of period	$10.55
Total return[2]	6.43%
Ratios to average net assets (annualized)
Gross expenses	0.40%
Net expenses	0.40%
Net investment income	3.16%
Supplemental data
Portfolio turnover rate	20%
Net assets, end of period (000s omitted)	$72,655

[1]	For the period from July 31, 2018 (commencement of class operations) to June 30, 2019.

[2]	Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

54  |  Wells Fargo Municipal Bond Fund

Financial highlights

(For a share outstanding throughout each period)

	Year ended June 30
ADMINISTRATOR CLASS	2019	2018	2017	2016	2015
Net asset value, beginning of period	$10.21	$10.25	$10.70	$10.26	$10.34
Net investment income	0.31 [1]	0.33 [1]	0.34	0.33	0.30
Net realized and unrealized gains (losses) on investments	0.34	(0.02)	(0.38)	0.49	0.01

Total from investment operations	0.65	0.31	(0.04)	0.82	0.31
Distributions to shareholders from
Net investment income	(0.31)	(0.33)	(0.34)	(0.33)	(0.30)
Net realized gains	0.00	(0.02)	(0.07)	(0.05)	(0.09)

Total distributions to shareholders	(0.31)	(0.35)	(0.41)	(0.38)	(0.39)
Net asset value, end of period	$10.55	$10.21	$10.25	$10.70	$10.26
Total return	6.51%	3.13%	(0.32)%	8.10%	2.97%
Ratios to average net assets (annualized)
Gross expenses	0.72%	0.73%	0.73%	0.73%	0.73%
Net expenses	0.60%	0.60%	0.60%	0.60%	0.60%
Net investment income	3.02%	3.27%	3.18%	3.15%	2.86%
Supplemental data
Portfolio turnover rate	20%	19%	24%	16%	27%
Net assets, end of period (000s omitted)	$832,318	$227,116	$108,715	$270,304	$384,884

[1]	Calculated based upon average shares outstanding

The accompanying notes are an integral part of these financial statements.

Wells Fargo Municipal Bond Fund  |  55

Financial highlights

(For a share outstanding throughout each period)

	Year ended June 30
INSTITUTIONAL CLASS	2019	2018	2017	2016	2015
Net asset value, beginning of period	$10.21	$10.24	$10.70	$10.25	$10.33
Net investment income	0.33	0.35	0.36	0.34	0.31
Net realized and unrealized gains (losses) on investments	0.34	(0.01)	(0.39)	0.50	0.01

Total from investment operations	0.67	0.34	(0.03)	0.84	0.32
Distributions to shareholders from
Net investment income	(0.33)	(0.35)	(0.36)	(0.34)	(0.31)
Net realized gains	0.00	(0.02)	(0.07)	(0.05)	(0.09)

Total distributions to shareholders	(0.33)	(0.37)	(0.43)	(0.39)	(0.40)
Net asset value, end of period	$10.55	$10.21	$10.24	$10.70	$10.25
Total return	6.67%	3.37%	(0.28)%	8.35%	3.11%
Ratios to average net assets (annualized)
Gross expenses	0.45%	0.46%	0.46%	0.46%	0.47%
Net expenses	0.45%	0.46%	0.46%	0.46%	0.47%
Net investment income	3.15%	3.40%	3.44%	3.27%	3.02%
Supplemental data
Portfolio turnover rate	20%	19%	24%	16%	27%
Net assets, end of period (000s omitted)	$2,862,588	$1,425,703	$1,149,911	$961,289	$523,736

The accompanying notes are an integral part of these financial statements.

56  |  Wells Fargo Municipal Bond Fund

Notes to financial statements

1. ORGANIZATION

Wells Fargo Funds Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the Wells Fargo Municipal Bond Fund (the “Fund”) which is a diversified series of the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Fund may deviate from this calculation time under unusual or unexpected circumstances.

Debt securities are valued at the evaluated bid price provided by an independent pricing service (e.g. taking into account various factors, including yields, maturities, or credit ratings) or, if a reliable price is not available, the quoted bid price from an independent broker-dealer.

Equity securities and futures contracts that are listed on a foreign or domestic exchange or market are valued at the official closing price or, if none, the last sales price. If no sale occurs on the principal exchange or market that day, a fair value price will be determined in accordance with the Fund’s Valuation Procedures.

Swap contracts are valued at the evaluated price provided by an independent pricing service or, if a reliable price is not available, the quoted bid price from an independent broker-dealer.

Investments in registered open-end investment companies are valued at net asset value.

Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined in good faith by the Board of Trustees of the Fund. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Wells Fargo Asset Management Pricing Committee at Wells Fargo Funds Management, LLC (“Funds Management”). The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Wells Fargo Asset Management Pricing Committee which may include items for ratification.

When-issued transactions

The Fund may purchase securities on a forward commitment or when-issued basis. The Fund records a when-issued transaction on the trade date and will segregate assets in an amount at least equal in value to the Fund’s commitment to purchase when-issued securities. Securities purchased on a when-issued basis are marked-to-market daily and the Fund begins earning interest on the settlement date. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

Futures contracts

Futures contracts are agreements between the Fund and a counterparty to buy or sell a specific amount of a commodity, financial instrument or currency at a specified price and on a specified date. The Fund may buy and sell futures contracts in order to gain exposure to, or protect against, changes in interest rates and is subject to interest rate risk. The primary risks associated with the use of futures contracts are the imperfect correlation between changes in market values of securities held by the Fund and the prices of futures contracts, and the possibility of an illiquid market. Futures contracts are generally entered into on a regulated futures exchange and cleared through a clearinghouse associated with the exchange. With futures contracts, there is minimal counterparty risk to the Fund since futures contracts are exchange traded and the exchange’s clearinghouse, as the counterparty to all exchange traded futures, guarantees the futures contracts against default.

Upon entering into a futures contracts, the Fund is required to deposit either cash or securities (initial margin) with the broker in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are paid to or from the broker each day equal to the daily changes in the contract value. Such payments are recorded as unrealized gains or losses

Wells Fargo Municipal Bond Fund  |  57

Notes to financial statements

and, if any, shown as variation margin receivable (payable) in the Statement of Assets and Liabilities. Should the Fund fail to make requested variation margin payments, the broker can gain access to the initial margin to satisfy the Fund’s payment obligations. When the contracts are closed, a realized gain or loss is recorded in the Statement of Operations.

Swap contracts

Swap contracts are agreements between the Fund and a counterparty to exchange a series of cash flows over a specified period. Swap agreements are privately negotiated contracts between the Fund and a counterparty in the OTC market and may be entered into as a bilateral contract (“OTC swaps”) or centrally cleared (“centrally cleared swaps”) with a central clearinghouse.

For OTC swaps, any upfront premiums paid and any upfront fees received are shown as swap premiums paid and swap premiums received, respectively, in the Statement of Assets and Liabilities and amortized over the term of the contract. The daily fluctuations in market value are recorded as unrealized gains or losses on OTC swaps in the Statement of Assets and Liabilities. Payments received or paid are recorded in the Statement of Operations as realized gains or losses, respectively. When an OTC swap is terminated, a realized gain or loss is recorded in the Statement of Operations equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract, if any. Generally, the basis of the contract is the premium received or paid.

In a centrally cleared swap, immediately following execution of the swap contract, the swap contract is novated to a central counterparty (the “CCP”) and the Fund’s counterparty on the swap agreement becomes the CCP. Upon entering into a centrally cleared swap, the Fund is required to deposit an initial margin with the broker in the form of cash or securities. Securities deposited as initial margin are designated in the Portfolio of Investments and cash deposited is shown as cash segregated for centrally cleared swaps in the Statement of Assets and Liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). The variation margin is recorded as an unrealized gain (or loss) and shown as variation margin receivable (or payable) on centrally cleared swaps in the Statement of Assets and Liabilities. Payments received from (paid to) the counterparty, including at termination, are recorded as realized gains (losses) in the Statement of Operations.

Credit default swaps

The Fund may enter into credit default swaps for hedging or speculative purposes to provide or receive a measure of protection against default on a referenced entity, obligation or index or a basket of single-name issuers or traded indexes. An index credit default swap references all the names in the index, and if a credit event is triggered, the credit event is settled based on that name’s weight in the index. Credit default swaps are agreements in which the protection buyer pays fixed periodic payments to the protection seller in consideration for a promise from the protection seller to make a specific payment should a negative credit event take place with respect to the referenced entity (e.g., bankruptcy, failure to pay, obligation acceleration, repudiation, moratorium or restructuring).

The Fund may enter into credit default swaps as either the seller of protection or the buyer of protection. If the Fund is the buyer of protection and a credit event occurs, the Fund will either receive from the seller an amount equal to the notional amount of the swap and deliver the referenced security or underlying securities comprising the index, or receive a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index. If the Fund is the seller of protection and a credit event occurs, the Fund will either pay the buyer an amount equal to the notional amount of the swap and take delivery of the referenced security or underlying securities comprising the index or pay a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index.

As the seller of protection, the Fund is subject to investment exposure on the notional amount of the swap and has assumed the risk of default of the underlying security or index. As the buyer of protection, the Fund could be exposed to risks if the seller of the protection defaults on its obligation to perform, or if there are unfavorable changes in the fluctuation of interest rates.

By entering into credit default swap contracts, the Fund is exposed to credit risk. In addition, certain credit default swap contracts entered into by the Fund provide for conditions that result in events of default or termination that enable the counterparty to the agreement to cause an early termination of the transactions under those agreements.

Security transactions and income recognition

Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.

58  |  Wells Fargo Municipal Bond Fund

Notes to financial statements

Interest income is accrued daily and bond discounts are accreted and premiums are amortized daily. To the extent debt obligations are placed on non-accrual status, any related interest income may be reduced by writing off interest receivables when the collection of all or a portion of interest has been determined to be doubtful based on consistently applied procedures and the fair value has decreased. If the issuer subsequently resumes interest payments or when the collectability of interest is reasonably assured, the debt obligation is removed from non-accrual status.

Distributions to shareholders

Distributions to shareholders from net investment income are declared daily and paid monthly. Distributions from net realized gains, if any, are recorded on the ex-dividend date and paid at least annually. Such distributions are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles. Dividend sources are estimated at the time of declaration. The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made prior to the Fund’s fiscal year end may be categorized as a tax return of capital at year end.

Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable and tax-exempt income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.

The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

As of June 30, 2019, the aggregate cost of all investments for federal income tax purposes was $4,813,037,558 and the unrealized gains (losses) consisted of:

Gross unrealized gains	$243,144,032

Gross unrealized losses	(5,263,939)

Net unrealized gains	$237,880,093

As of June 30, 2019, the Fund had capital loss carryforwards which consist of $788,407 in short-term capital losses.

Class allocations

The separate classes of shares offered by the Fund differ principally in applicable sales charges, distribution, shareholder servicing, and administration fees. Class specific expenses are charged directly to that share class. Investment income, common fund-level expenses, and realized and unrealized gains (losses) on investments are allocated daily to each class of shares based on the relative proportion of net assets of each class.

3. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

∎	Level 1 – quoted prices in active markets for identical securities

∎	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

∎	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.

Wells Fargo Municipal Bond Fund  |  59

Notes to financial statements

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities as of June 30, 2019:

	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total

Assets
Investments in:

Exchange-traded funds	$228,284,153	$0	$0	$228,284,153

Municipal obligations	0	4,787,757,205	0	4,787,757,205

Closed end municipal bond funds	0	10,600,000	0	10,600,000

Short-term investments

Investment companies	24,276,293	0	0	24,276,293

Total assets	$252,560,446	$4,798,357,205	$0	$5,050,917,651

Additional sector, industry or geographic detail is included in the Portfolio of Investments.

At June 30, 2019, the Fund did not have any transfers into/out of Level 3.

4. TRANSACTIONS WITH AFFILIATES AND OTHER EXPENSES

Management fee

Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”), is the manager of the Fund and provides advisory and fund-level administrative services under an investment management agreement. Under the investment management agreement, Funds Management is responsible for, among other services, implementing the investment objectives and strategies of the Fund, supervising the subadviser and providing fund-level administrative services in connection with the Fund’s operations. As compensation for its services under the investment management agreement, Funds Management is entitled to receive a management fee at the following annual rate based on the Fund’s average daily net assets:

Average daily net assets	Management fee

First $500 million	0.400%

Next $500 million	0.375

Next $2 billion	0.350

Next $2 billion	0.325

Next $5 million	0.290

Over $10 billion	0.280

For the year ended June 30, 2019, the management fee was equivalent to an annual rate of 0.36% of the Fund’s average daily net assets.

Funds Management has retained the services of a subadviser to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Funds Management. Wells Capital Management Incorporated, an affiliate of Funds Management and an indirect wholly owned subsidiary of Wells Fargo, is the subadviser to the Fund and is entitled to receive a fee from Funds Management at an annual rate starting at 0.20% and declining to 0.10% as the average daily net assets of the Fund increase.

60  |  Wells Fargo Municipal Bond Fund

Notes to financial statements

Administration fees

Under a class-level administration agreement, Funds Management provides class-level administrative services to the Fund, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers. As compensation for its services under the class-level administration agreement, Funds Management receives an annual fee which is calculated based on the average daily net assets of each class as follows:

Class-level administration fee

Class A, Class C	0.16%

Class R6	0.03

Administrator Class	0.10

Institutional Class	0.08

Funds Management has contractually waived and/or reimbursed management and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. When each class of the Fund has exceeded its expense cap, Funds Management has waived fees and/or reimbursed expenses from fund-level expenses on a proportionate basis and then from class specific expenses. When only certain classes exceed their expense caps, waivers and/or reimbursements are applied against class specific expenses before fund-level expenses. Funds Management has committed through October 31, 2020 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s expenses at 0.75% for Class A shares, 1.50% for Class C shares, 0.43% for Class R6 shares, 0.60% for Administrator Class Shares and 0.48% for Institutional Class shares. Prior to or after the commitment expiration date, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees.

Distribution fee

The Trust has adopted a distribution plan for Class C shares of the Fund pursuant to Rule 12b-1 under the 1940 Act. A distribution fee is charged to Class C shares and paid to Wells Fargo Funds Distributor, LLC (“Funds Distributor”), the principal underwriter, at an annual rate of 0.75% of the average daily net assets of Class C shares.

In addition, Funds Distributor is entitled to receive the front-end sales charge from the purchase of Class A shares and a contingent deferred sales charge on the redemption of certain Class A shares. Funds Distributor is also entitled to receive the contingent deferred sales charges from redemptions of Class C shares. For the year ended June 30, 2019, Funds Distributor received $27,027 from the sale of Class A shares and $431 in contingent deferred sales charges from redemptions of Class A shares. No contingent deferred sales charges were incurred by Class A shares for the year ended June 30, 2019.

Shareholder servicing fees

The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A, Class C, Administrator Class of the Fund are charged a fee at an annual rate of 0.25% of the average daily net assets of each respective class. A portion of these total shareholder servicing fees were paid to affiliates of Wells Fargo.

Interfund transactions

The Fund may purchase or sell portfolio investment securities to certain other Wells Fargo affiliates pursuant to Rule 17a-7 under the 1940 Act and under procedures adopted by the Board of Trustees. The procedures have been designed to ensure that these interfund transactions, which do not incur broker commissions, are effected at current market prices. Pursuant to these procedures, the Fund had $490,860,000 and $316,190,000 in interfund purchases and sales, respectively, during the year ended June 30, 2019.

5. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the year ended June 30, 2019 were $2,551,888,316 and $708,819,043, respectively.

6. DERIVATIVE TRANSACTIONS

During the year ended June 30, 2019, the Fund entered into futures contracts to take advantage of the differences between municipal and treasury yields and to help manage the duration of the portfolio. The Fund had an average notional amount of $54,583,106 in long futures contracts and $1,009,233 in short futures contracts during the year ended June 30, 2019.

The fair value, realized gains or losses and change in unrealized gains or losses, if any, on derivative instruments are reflected in the corresponding financial statement captions.

Wells Fargo Municipal Bond Fund  |  61

Notes to financial statements

7. ACQUISTIONS

After the close of business on March 15, 2019, the Fund acquired the net assets of Wells Fargo Colorado Tax-Free Fund and Wells Fargo North Carolina Tax-Free Fund (collectively, the “Acquired Funds”). The purpose of the transactions was to combine three funds with similar investment objectives and strategies. The Fund became the accounting and performance survivor in the transaction. The acquisitions were accomplished by a tax-free exchange of all of the shares of the Acquired Funds for shares of the Fund. Shareholders holding Class A, Class C and Institutional Class shares of each Acquired Funds received Class A, Class C and Institutional Class shares, respectively, of the Fund in the reorganizations. Administrator Class shares of Wells Fargo Colorado Tax-Free Fund received Administrator Class shares of the Fund. The investment portfolio of Wells Fargo Colorado Tax-Free Fund and Wells Fargo North Carolina Tax-Free Fund with fair values of $67,159,606, and $39,269,320, respectively, and identified costs of $63,687,809, and $37,881,620, respectively, at March 15, 2019 were the principal assets acquired by the Fund. For financial reporting purposes, assets received and shares issued by the Fund were recorded at fair value; however, the cost basis of the investments received from the Acquired Funds were carried forward to align with ongoing reporting of the Fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes. The value of net assets acquired, unrealized gains acquired, exchange ratio and number of shares issued were as follows:

Acquired fund	Value of net assets acquired	Unrealized gains	Exchange ratio	Number of shares issued
Wells Fargo Colorado Tax-Free Fund	$69,585,137	$3,471,797	1.04	2,805,719	Class A
			1.05	578,776	Class C
			1.04	1,758,364	Administrator Class
			1.05	1,609,227	Institutional Class
Wells Fargo North Carolina Tax-Free Fund	40,561,601	1,387,700	0.97	2,235,777	Class A
			0.97	185,614	Class C
			0.97	1,514,788	Institutional Class

The aggregate net assets of the Fund immediately before and after the acquisitions were $3,786,391,719 and $3,896,538,457, respectively.

Assuming the acquisitions had been completed July 1, 2018, the beginning of the annual reporting period for the Fund, the pro forma results of operations for the year ended June 30, 2019 would have been as follows (unaudited):

Net investment income	$114,397,248

Net realized and unrealized gains on investments	$149,990,955

Net increase in net assets resulting from operations	$264,388,203

Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of the Acquired Funds that have been included in the Fund’s Statement of Operations since March 16, 2019.

8. BANK BORROWINGS

The Trust (excluding the money market funds), Wells Fargo Master Trust and Wells Fargo Variable Trust are parties to a $280,000,000 revolving credit agreement whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.25% of the unused balance is allocated to each participating fund.

For the year ended June 30, 2019, there were no borrowings by the Fund under the agreement.

9. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid during the years ended June 30, 2019 and June 30, 2018 were as follows:

	Year ended June 30

	2019	2018

Tax-exempt income	$111,298,957	$89,128,966

Long-term capital gain	0	5,899,085

62  |  Wells Fargo Municipal Bond Fund

Notes to financial statements

As of June 30, 2019, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	Undistributed tax-exempt income	Unrealized gains	Capital loss carryforward

$1,577,042	$1,018,256	$237,880,093	$(788,407)

Effective for all filings after November 4, 2018, the Securities and Exchange Commission eliminated the requirement to separately state the components of distributions to shareholders under U.S. generally accepted accounting principles. The amounts of distributions to shareholders for the year ended June 30, 2018 were as follows:

	Net investment income	Net realized gains

Class A	$37,790,314	$2,915,720

Class C	3,290,591	340,495

Administrator Class	4,313,164	247,992

Institutional Class	43,127,825	3,001,950

10. INDEMNIFICATION

Under the Trust’s organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Trust may enter into contracts with service providers that contain a variety of indemnification clauses. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

11. NEW ACCOUNTING PRONOUNCEMENTS

In August 2018, FASB issued Accounting Standards Update (“ASU”) No. 2018-13, Fair Value Measurement (Topic 820) Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement. ASU 2018-13 updates the disclosure requirements for fair value measurements by modifying or removing certain disclosures and adding certain new disclosures. The amendments are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. Early adoption is permitted. Management has adopted the removal and modification of disclosures early, as permitted, and will adopt the additional new disclosures at the effective date.

In March 2017, FASB issued ASU No. 2017-08, Premium Amortization on Purchased Callable Debt Securities. ASU 2017-08 shortens the amortization period for certain callable debt securities held at a premium and requires the premium to be amortized to the earliest call date. The amendments do not require an accounting change for securities held at a discount; and discounts will continue to be accreted to the maturity of the security. ASU 2017-08 is effective for fiscal years beginning after December 15, 2018 and for interim periods within those fiscal years. During the current reporting period, management of the Fund adopted the change in accounting policy which did not have a material impact to the Fund’s financial statements.

Wells Fargo Municipal Bond Fund  |  63

Report of independent registered public accounting firm

TO THE SHAREHOLDERS OF THE FUND AND BOARD OF TRUSTEES OF WELLS FARGO FUNDS TRUST:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Wells Fargo Municipal Bond Fund (the Fund), one of the funds constituting Wells Fargo Funds Trust, including the portfolio of investments, as of June 30, 2019, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years or periods in the five year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of June 30, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two year period then ended, and the financial highlights for each of the years or periods in the five year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of June 30, 2019, by correspondence with the custodian and brokers, or by other appropriate auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have not been able to determine the specific year that we began serving as the auditor of one or more Wells Fargo Funds investment companies; however we are aware that we have served as the auditor of one or more Wells Fargo Funds investment companies since at least 1955.

Boston, Massachusetts

August 26, 2019

64  |  Wells Fargo Municipal Bond Fund

Other information (unaudited)

TAX INFORMATION

For the fiscal year ended June 30, 2019, $128,005 has been designated as interest-related dividends for nonresident alien shareholders pursuant to Section 871 of the Internal Revenue Code.

Pursuant to Section 852 of the Internal Revenue Code, 100% of distributions paid from net investment income is designated as exempt-interest dividends for the fiscal year ended June 30, 2019.

PROXY VOTING INFORMATION

A description of the policies and procedures used to determine how to vote proxies relating to portfolio securities is available, upon request, by calling 1-800-222-8222, visiting our website at wfam.com, or visiting the SEC website at sec.gov. Information regarding how the proxies related to portfolio securities were voted during the most recent 12-month period ended June 30 is available on the website at wfam.com or by visiting the SEC website at sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q or Form N-PORT, which is available by visiting the SEC website at sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Wells Fargo Municipal Bond Fund  |  65

Other information (unaudited)

BOARD OF TRUSTEES AND OFFICERS

Each of the Trustees and Officers1 listed in the table below acts in identical capacities for each fund in the Wells Fargo family of funds, which consists of 152 mutual funds comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information2. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

Independent Trustees

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships

William R. Ebsworth (Born 1957)	Trustee, since 2015	Retired. From 1984 to 2013, equities analyst, portfolio manager, research director and chief investment officer at Fidelity Management and Research Company in Boston, Tokyo, and Hong Kong, and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. where he led a team of investment professionals managing client assets. Prior thereto, Board member of Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life Insurance Company. Audit Committee Chair and Investment Committee Chair of the Vincent Memorial Hospital Endowment (non-profit organization). Mr. Ebsworth is a CFA® charterholder.	N/A

Jane A. Freeman (Born 1953)	Trustee, since 2015; Chair Liaison, since 2018	Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens & Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead Independent Director and chair of the Audit Committee. Board member of the Russell Exchange Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is a Board Member of The Ruth Bancroft Garden (non-profit organization). She is also an inactive Chartered Financial Analyst.	N/A

Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009; Audit Committee Chairman, since 2019	Retired. Chairman of the Board of CIGNA Corporation since 2009, and Director since 2005. From 2003 to 2011, Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (private school). Advisory Board Member, Child Evangelism Fellowship (non-profit). Mr. Harris is a certified public accountant (inactive status).	CIGNA Corporation

Judith M. Johnson (Born 1949)	Trustee, since 2008; Audit Committee Chairman, from 2009 to 2018	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	N/A

66  |  Wells Fargo Municipal Bond Fund

Other information (unaudited)

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships

David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business, Stanford University, Director of the Corporate Governance Research Initiative and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	N/A

Olivia S. Mitchell (Born 1953)	Trustee, since 2006; Nominating and Governance Committee Chairman, since 2018	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	N/A

Timothy J. Penny (Born 1951)	Trustee, since 1996; Chairman, since 2018	President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	N/A

James G. Polisson (Born 1959)	Trustee, since 2018	Retired. Chief Marketing Officer, Source (ETF) UK Services, Ltd, from 2015 to 2017. From 2012 to 2015, Principal of The Polisson Group, LLC, a management consulting, corporate advisory and principal investing company. Chief Executive Officer and Managing Director at Russell Investments, Global Exchange Traded Funds from 2010 to 2012. Managing Director of Barclays Global Investors from 1998 to 2010 and Global Chief Marketing Officer for iShares and Barclays Global Investors from 2000 to 2010. Trustee of the San Francisco Mechanics’ Institute, a non-profit organization, from 2013 to 2015. Board member of the Russell Exchange Traded Fund Trust from 2011 to 2012. Director of Barclays Global Investors Holdings Deutschland GmbH from 2006 to 2009. Mr. Polisson is an attorney and has a retired status with the Massachusetts and District of Columbia Bar Associations.	N/A

*	Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

Wells Fargo Municipal Bond Fund  |  67

Other information (unaudited)

Officers

Name and year of birth	Position held and length of service	Principal occupations during past five years or longer

Andrew Owen (Born 1960)	President, since 2017	Executive Vice President of Wells Fargo & Company and Head of Affiliated Managers, Wells Fargo Asset Management, since 2014. In addition, Mr. Owen is currently President, Chief Executive Officer and Director of Wells Fargo Funds Management, LLC since 2017. Prior thereto, Executive Vice President responsible for marketing, investments and product development for Wells Fargo Funds Management, LLC, from 2009 to 2014.

Nancy Wiser[1] (Born 1967)	Treasurer, since 2012	Executive Vice President of Wells Fargo Funds Management, LLC since 2011. Chief Operating Officer and Chief Compliance Officer at LightBox Capital Management LLC, from 2008 to 2011.

Alexander Kymn (Born 1973)	Secretary and Chief Legal Officer, since 2018	Senior Company Counsel of Wells Fargo Bank, N.A. since 2018 (previously Senior Counsel from 2007 to 2018). Vice President of Wells Fargo Funds Management, LLC from 2008 to 2014.

Michael H. Whitaker (Born 1967)	Chief Compliance Officer, since 2016	Senior Vice President and Chief Compliance Officer since 2016. Senior Vice President and Chief Compliance Officer for Fidelity Investments from 2007 to 2016.

David Berardi (Born 1975)	Assistant Treasurer, since 2009	Vice President of Wells Fargo Funds Management, LLC since 2009. Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Manager of Fund Reporting and Control for Evergreen Investment Management Company, LLC from 2004 to 2010.

Jeremy DePalma[1] (Born 1974)	Assistant Treasurer, since 2009	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010 and head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.

[1]	Nancy Wiser acts as Treasurer of 65 funds in the Fund Complex. Jeremy DePalma acts as Treasurer of 87 funds and Assistant Treasurer of 65 funds in the Fund Complex.

[2]

The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the website at wfam.com.

68  |  Wells Fargo Municipal Bond Fund

Other information (unaudited)

BOARD CONSIDERATION OF INVESTMENT MANAGEMENT AND SUB-ADVISORY AGREEMENTS:

Wells Fargo Municipal Bond Fund

Under the Investment Company Act of 1940 (the “1940 Act”), the Board of Trustees (the “Board”) of Wells Fargo Funds Trust (the “Trust”) must determine annually whether to approve the continuation of the Trust’s investment management and sub-advisory agreements. In this regard, at an in-person meeting held on May 21-22, 2019 (the “Meeting”), the Board, all the members of which have no direct or indirect interest in the investment management and sub-advisory agreements and are not “interested persons” of the Trust, as defined in the 1940 Act (the “Independent Trustees”), reviewed and approved for Wells Fargo Municipal Bond Fund (the “Fund”): (i) an investment management agreement (the “Management Agreement”) with Wells Fargo Funds Management, LLC (“Funds Management”); and (ii) an investment sub-advisory agreement (the “Sub-Advisory Agreement”) with Wells Capital Management Incorporated (the “Sub-Adviser”), an affiliate of Funds Management. The Management Agreement and the Sub-Advisory Agreement are collectively referred to as the “Advisory Agreements.”

At the Meeting, the Board considered the factors and reached the conclusions described below relating to the selection of Funds Management and the Sub-Adviser and the approval of the Advisory Agreements. Prior to the Meeting, including at an in-person meeting in April 2019, the Trustees conferred extensively among themselves and with representatives of Funds Management about these matters. Also, the Board has adopted a team-based approach, with each team consisting of a sub-set of Trustees, to assist the full Board in the discharge of its duties in reviewing investment performance and other matters throughout the year. The Independent Trustees were assisted in their evaluation of the Advisory Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately.

In providing information to the Board, Funds Management and the Sub-Adviser were guided by a detailed set of requests for information submitted to them by independent legal counsel on behalf of the Independent Trustees at the start of the Board’s annual contract renewal process earlier in 2019. In considering and approving the Advisory Agreements, the Trustees considered the information they believed relevant, including but not limited to the information discussed below. The Board considered not only the specific information presented in connection with the Meeting, but also the knowledge gained over time through interaction with Funds Management and the Sub-Adviser about various topics. In this regard, the Board reviewed reports of Funds Management at each of its quarterly meetings, which included, among other things, portfolio reviews and investment performance reports. In addition, the Board and the teams mentioned above confer with portfolio managers at various times throughout the year. The Board did not identify any particular information or consideration that was all-important or controlling, and each individual Trustee may have attributed different weights to various factors.

After its deliberations, the Board unanimously approved the continuation of the Advisory Agreements for a one-year term and determined that the compensation payable to Funds Management and the Sub-Adviser under each of the Advisory Agreements was reasonable. The Board considered the approval of the Advisory Agreements for the Fund as part of its consideration of agreements for funds across the complex, but its approvals were made on a fund-by-fund basis. The following summarizes a number of important, but not necessarily all, factors considered by the Board in support of its approvals.

Nature, extent and quality of services

The Board received and considered various information regarding the nature, extent and quality of services provided to the Fund by Funds Management and the Sub-Adviser under the Advisory Agreements. This information included a description of the investment advisory services and Fund-level administrative services covered by the Management Agreement, as well as, among other things, a summary of the background and experience of senior management of Wells Fargo Asset Management (“WFAM”), of which Funds Management and the Sub-Adviser are a part, a summary of investments made in the business of WFAM, a summary of certain organizational and personnel changes involving Funds Management and the Sub-Adviser, and a description of Funds Management’s and the Sub-Adviser’s business continuity planning programs and of their approaches to data privacy and cybersecurity. The Board received and reviewed information about Funds Management’s role as administrator of the Fund’s liquidity risk management program. The Board also considered the qualifications, background, tenure and responsibilities of each of the portfolio managers primarily responsible for the day-to-day portfolio management of the Fund.

The Board evaluated the ability of Funds Management and the Sub-Adviser to attract and retain qualified investment professionals, including research, advisory and supervisory personnel. The Board further considered the compliance programs and compliance records of Funds Management and the Sub-Adviser. In addition, the Board took into account the full range of services provided to the Fund by Funds Management and its affiliates.

Wells Fargo Municipal Bond Fund  |  69

Other information (unaudited)

Fund investment performance and expenses

The Board considered the investment performance results for the Fund over various time periods ended December 31, 2018. The Board considered these results in comparison to the investment performance of funds in a universe that was determined by Broadridge Inc. (“Broadridge”) to be similar to the Fund (the “Universe”), and in comparison to the Fund’s benchmark index and to other comparative data. Broadridge is an independent provider of investment company data. The Board received a description of the methodology used by Broadridge to select the mutual funds in the performance Universe. The Board noted that the investment performance of the Fund (Administrator Class) was higher than the average investment performance of the Universe for all periods under review. The Board also noted that the investment performance of the Fund was higher than its benchmark index, the Bloomberg Barclays Municipal Bond Index, for all periods under review.

The Board also received and considered information regarding the Fund’s net operating expense ratios and their various components, including actual management fees, custodian and other non-management fees, and Rule 12b-1 and non-Rule 12b-1 shareholder service fees. The Board considered these ratios in comparison to the median ratios of funds in class-specific expense groups that were determined by Broadridge to be similar to the Fund (the “Groups”). The Board received a description of the methodology used by Broadridge to select the mutual funds in the expense Groups and an explanation of how funds comprising expense groups and their expense ratios may vary from year-to-year. Based on the Broadridge reports, the Board noted that the net operating expense ratios of the Fund were lower than or in range of the median net operating expense ratios of the expense Groups for each share class.

The Board took into account the Fund’s investment performance and expense information provided to it among the factors considered in deciding to re-approve the Advisory Agreements.

Investment management and sub-advisory fee rates

The Board reviewed and considered the contractual fee rates payable by the Fund to Funds Management under the Management Agreement, as well as the contractual fee rates payable by the Fund to Funds Management for class-level administrative services under a Class-Level Administration Agreement, which include, among other things, class-level transfer agency and sub-transfer agency costs (collectively, the “Management Rates”). The Board also reviewed and considered the contractual investment sub-advisory fee rates that are payable by Funds Management to the Sub-Adviser for investment sub-advisory services.

Among other information reviewed by the Board was a comparison of the Fund’s Management Rates with the average contractual investment management fee rates of funds in the expense Groups at a common asset level as well as transfer agency costs of the funds in the expense Groups. The Board noted that the Management Rates of the Fund were lower than or in range of the sum of these average rates for the Fund’s expense Groups for all share classes.

The Board also received and considered information about the portion of the total management fee that was retained by Funds Management after payment of the fee to the Sub-Adviser for sub-advisory services. In assessing the reasonableness of this amount, the Board received and evaluated information about the nature and extent of responsibilities retained and risks assumed by Funds Management and not delegated to or assumed by the Sub-Adviser, and about Funds Management’s on-going oversight services. Given the affiliation between Funds Management and the Sub-Adviser, the Board ascribed limited relevance to the allocation of fees between them.

The Board also received and considered information about the nature and extent of services offered and fee rates charged by Funds Management and the Sub-Adviser to other types of clients with investment strategies similar to those of the Fund. In this regard, the Board received information about the significantly greater scope of services, and compliance, reporting and other legal burdens and risks of managing proprietary mutual funds compared with those associated with managing assets of other types of clients, including third-party sub-advised fund clients and non-mutual fund clients such as institutional separate accounts.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board determined that the compensation payable to Funds Management under the Management Agreement and to the Sub-Adviser under the Sub-Advisory Agreement was reasonable.

Profitability

The Board received and considered information concerning the profitability of Funds Management, as well as the profitability of both WFAM and Wells Fargo & Co. (“Wells Fargo”) from providing services to the fund family as a whole. The Board noted that the Sub-Adviser’s profitability information with respect to providing services to the Fund and other funds in the family was subsumed in the WFAM and Wells Fargo profitability analysis.

70  |  Wells Fargo Municipal Bond Fund

Other information (unaudited)

Funds Management reported on the methodologies and estimates used in calculating profitability, including a description of the methodology used to allocate certain expenses. Among other things, the Board noted that the levels of profitability reported on a fund-by-fund basis varied widely, depending on factors such as the size, type and age of fund. Based on its review, the Board did not deem the profits reported by Funds Management, WFAM or Wells Fargo from services provided to the Fund to be at a level that would prevent it from approving the continuation of the Advisory Agreements.

Economies of scale

The Board received and considered information about the potential for Funds Management to experience economies of scale in the provision of management services to the Fund, the difficulties of calculating economies of scale at an individual fund level, and the extent to which potential scale benefits are shared with shareholders. The Board noted the existence of breakpoints in the Fund’s management fee structure, which operate generally to reduce the Fund’s expense ratios as the Fund grows in size. The Board considered that in addition to management fee breakpoints, Funds Management shares potential economies of scale from its management business in a variety of ways, including through fee waiver and expense reimbursement arrangements, services that benefit shareholders, competitive management fee rates set at the outset without regard to breakpoints, and investments in the business intended to enhance services available to shareholders.

The Board concluded that Funds Management’s arrangements with respect to the Fund, including contractual breakpoints, constituted a reasonable approach to sharing potential economies of scale with the Fund and its shareholders.

Other benefits to Funds Management and the Sub-Adviser

The Board received and considered information regarding potential “fall-out” or ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, as a result of their relationships with the Fund. Ancillary benefits could include, among others, benefits directly attributable to other relationships with the Fund and benefits potentially derived from an increase in Funds Management’s and the Sub-Adviser’s business as a result of their relationships with the Fund. The Board noted that various affiliates of Funds Management may receive distribution-related fees, shareholder servicing payments and sub-transfer agency fees in respect of shares sold or held through them and services provided.

The Board also reviewed information about soft dollar credits earned and utilized by the Sub-Adviser, fees earned by Funds Management and the Sub-Adviser from managing a private investment vehicle for the fund family’s securities lending collateral, and commissions earned by an affiliated broker from portfolio transactions.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board did not find that any ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, were unreasonable.

Conclusion

At the Meeting, after considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board unanimously approved the continuation of the Advisory Agreements for a one-year term and determined that the compensation payable to Funds Management and the Sub-Adviser under each of the Advisory Agreements was reasonable.

Wells Fargo Municipal Bond Fund  |  71

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For more information

More information about Wells Fargo Funds is available free upon request. To obtain literature, please write, visit the Fund’s website, or call:

Wells Fargo Funds

P.O. Box 219967

Kansas City, MO 64121-9967

Website: wfam.com

Individual investors: 1-800-222-8222

Retail investment professionals: 1-888-877-9275

Institutional investment professionals: 1-866-765-0778

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call 1-800-222-8222 or visit the Fund’s website at wfam.com. Read the prospectus carefully before you invest or send money.

Wells Fargo Asset Management (WFAM) is the trade name for certain investment advisory/management firms owned by Wells Fargo & Company. These firms include but are not limited to Wells Capital Management Incorporated and Wells Fargo Funds Management, LLC. Certain products managed by WFAM entities are distributed by Wells Fargo Funds Distributor, LLC (a broker-dealer and Member FINRA).

This material is for general informational and educational purposes only and is NOT intended to provide investment advice or a recommendation of any kind—including a recommendation for any specific investment, strategy, or plan.

INVESTMENT PRODUCTS: NOT FDIC INSURED  ◾  NO BANK GUARANTEE  ◾   MAY LOSE VALUE

© 2019 Wells Fargo Funds Management, LLC. All rights reserved.

404825 08-19

A253/AR253 06-19

Annual Report

June 30, 2019

Wells Fargo

Short-Term Municipal Bond Fund

Beginning on January 1, 2021, as permitted by new regulations adopted by the Securities and Exchange Commission, paper copies of the Wells Fargo Funds’ annual and semi-annual shareholder reports issued after this date will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds’ website, and you will be notified by mail each time a report is posted and provided with a website address to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically at any time by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling 1-800-222-8222 or by enrolling at wellsfargo.com/advantagedelivery.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports; if you invest directly with the Fund, you can call 1-800-222-8222. Your election to receive reports in paper will apply to all Wells Fargo Funds held in your account with your financial intermediary or, if you are a direct investor, to all Wells Fargo Funds that you hold.

Reduce clutter. Save trees.
Sign up for electronic delivery of prospectuses and shareholder reports at wellsfargo.com/advantagedelivery

The views expressed and any forward-looking statements are as of June 30, 2019, unless otherwise noted, and are those of the Fund managers and/or Wells Fargo Asset Management. Discussions of individual securities, or the markets generally, or any Wells Fargo Fund are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements. The views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo Asset Management and the Fund disclaim any obligation to publicly update or revise any views expressed or forward-looking statements.

INVESTMENT PRODUCTS: NOT FDIC INSURED  ◾  NO BANK GUARANTEE  ◾  MAY LOSE VALUE

Wells Fargo Short-Term Municipal Bond Fund  |  1

Letter to shareholders (unaudited)

Andrew Owen

President

Wells Fargo Funds

Dear Shareholder:

We are pleased to offer you this annual report for the Wells Fargo Short-Term Municipal Bond Fund for the 12-month period that ended June 30, 2019. After the first six months of the period yielded either low-single-digit or negative investment returns, stock and bond investors enjoyed a recovery during the final six months. The gains came amid continued concerns about global economic growth, international trade, geopolitical tensions, and bouts of market volatility.

For the period, U.S. stocks, based on the S&P 500 Index,1 gained 10.42% and international stocks, as measured by the MSCI ACWI ex USA Index (Net),2 rose 1.29%. The MSCI EM Index (Net)3 added 1.21%. For bond investors, the Bloomberg Barclays U.S. Aggregate Bond Index4 added 7.87%, the Bloomberg Barclays Global Aggregate ex-USD Index5 rose 4.10%, the Bloomberg Barclays Municipal Bond Index6 gained 6.71%, and the ICE BofAML U.S. High Yield Index7 added 7.58%.

U.S. and international markets diverged during the third quarter of 2018.

Domestic equity investors received encouraging news during the third quarter of 2018. The U.S. Bureau of Economic Analysis reported second-quarter annualized gross domestic product (GDP) growth of 4.2%. Hiring improved. Unemployment declined. Consumer confidence and spending increased. Third-quarter corporate earnings reports were generally positive. U.S. trade negotiations with Mexico and Canada progressed. The U.S. Federal Reserve (Fed) raised the federal funds rate by 25 basis points (bps; 100 bps equal 1.00%) to a target range of between 2.00% and 2.25% in September, one of four rate increases implemented during 2018, expressing confidence in the strength of the U.S. economic expansion’s durability.

Investors in international markets were not as confident. Tensions between the U.S. and China increased. The U.S. imposed $200 billion in tariffs on Chinese goods. China reacted with $60 billion in tariffs on U.S. goods. Economic growth in China caused concern. During the quarter, the MSCI ACWI ex USA Index (Net) gained 0.71%. The MSCI EM Index (Net) declined 1.09%. In fixed-income markets, U.S. bonds were flat, as measured by the Bloomberg Barclays U.S. Aggregate Bond Index. The Bloomberg Barclays Global Aggregate ex-USD Index fell 1.74%.

[1]

The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.

[2]

The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) ex USA Index (Net) is a free-float-adjusted market-capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets, excluding the U.S. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices or any securities or financial products. This report is not approved, reviewed, or produced by MSCI. You cannot invest directly in an index.

[3]

The MSCI Emerging Markets (EM) Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of emerging markets. You cannot invest directly in an index.

[4]

The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. You cannot invest directly in an index.

[5]

The Bloomberg Barclays Global Aggregate ex-USD Index is an unmanaged index that provides a broad-based measure of the global investment-grade fixed-income markets excluding the U.S. dollar-denominated debt market. You cannot invest directly in an index.

[6]	The Bloomberg Barclays Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.

[7]

The ICE BofAML U.S. High Yield Index is a market-capitalization-weighted index of domestic and Yankee high-yield bonds. The index tracks the performance of high-yield securities traded in the U.S. bond market. You cannot invest directly in an index. Copyright 2019. ICE Data Indices, LLC. All rights reserved.

2  |  Wells Fargo Short-Term Municipal Bond Fund

Letter to shareholders (unaudited)

Global markets suffered during the fourth quarter of 2018.

November’s U.S. midterm elections shifted control of the House of Representatives from Republicans to Democrats, presaging partisan clashes that followed and caused uncertainty among investors. Third-quarter U.S. GDP was announced at an annualized 3.4% rate, lower than the second-quarter rate. Brexit efforts stalled ahead of the March 2019 deadline. The People’s Bank of China cut reserve requirement ratios, accelerated infrastructure spending, and cut taxes even as the value of the yuan declined to low levels last seen in 2008. A partial U.S. government shutdown driven by partisan policy disputes extended into January.

The combination of news in the U.S. and generally weak economic indicators outside of the U.S. caused investors to seek safe havens. December’s S&P 500 Index performance was the worst since 1931. Globally, fixed-income investments fared better than stocks during the last two months of the year. The Fed increased the federal funds rate by 25 bps in December to a target range of between 2.25% and 2.50%.

The market climbs a wall of worry.

Investors entered 2019 with reasons to be concerned. Investment returns appeared to reaffirm the adage that markets climb a wall of worry. The S&P 500 Index gained 8.01% for the month of January, the best monthly performance in 30 years. Returns for the MSCI ACWI ex USA Index (Net), the Bloomberg Barclays U.S. Aggregate Bond Index, and the Bloomberg Barclays Global Aggregate ex-USD Index also were positive. The Fed indicated that it would pause its program of regular rate increases during 2019 as inflation remained low.

In February 2019, concerns over slowing global growth persisted. The Bureau of Economic Analysis announced fourth-quarter 2018 GDP grew at an annualized 2.2% rate, down from the levels of the prior two quarters. In a February report, the Bank of England forecast the slowest growth since the financial crisis for 2019. China and the U.S. continued to wrangle over trade issues.

By the end of March 2019, the combination of dovish Fed sentiment and steady, if not spectacular, economic and business metrics reinforced investors’ confidence. Monthly job creation data and corporate profits, while less consistent than during 2018, were solid. China announced a roughly $300 billion stimulus package through tax and fee cuts intended to reinvigorate economic growth.

During April 2019, investors drew confidence from favorable economic projections, sustained low inflation, and solid employment data. First-quarter GDP showed the economy grew at an annualized rate of 3.2% on improvement in business investment and exports. Favorable sentiment extended to foreign markets as the MSCI ACWI ex USA Index (Net) gained 2.64% and the MSCI EM Index (Net) added 2.11% for the month.

During May 2019, investing signals were mixed. In the U.S., partisan wrangling ramped up as Democrats and Republicans set their sights on 2020 presidential politics. The U.K.’s Brexit caused Prime Minister Theresa May to resign. The European Commission downgraded the 2019 growth forecast to 1.2%. The U.S. increased tariffs on products from China, China responded, and then talks broke down. President Donald Trump threatened to turn his foreign policy tariff tool to Mexico over immigration issues. Markets tumbled.

As had been the case during most of 2019 to date, just as the investment horizon appeared to darken, sentiment turned and markets gained. The gains, primarily driven by geopolitical and monetary policy events, drove equity markets to new highs. President Trump dropped his threats of new tariffs on Mexico after talks and further tariffs on China after meeting with China’s President Xi Jinping at the G-20 summit. President Mario Draghi of the European Central Bank said that if the outlook doesn’t

“December’s S&P 500 Index performance was the worst since 1931.”

“The S&P 500 Index gained 8.01% for the month of January, the best monthly performance in 30 years.”

Wells Fargo Short-Term Municipal Bond Fund  |  3

Letter to shareholders (unaudited)

improve, the bank will cut rates or buy more assets to prop up inflation. In the U.S., the Fed said growth shifted from “solid” to “moderate” and indicated a willingness to cut rates.

Don’t let short-term uncertainty derail long-term investment goals.

Periods of investment uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. To help you create a sound strategy based on your personal goals and risk tolerance, Wells Fargo Funds offers more than 100 mutual funds spanning a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.

Thank you for choosing to invest with Wells Fargo Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs.

Sincerely,

Andrew Owen

President

Wells Fargo Funds

For further information about your Fund, contact your investment professional, visit our website at wfam.com, or call us directly at 1-800-222-8222.

4  |  Wells Fargo Short-Term Municipal Bond Fund

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Performance highlights (unaudited)

Investment objective

The Fund seeks current income exempt from federal income tax consistent with capital preservation.

Manager

Wells Fargo Funds Management, LLC

Subadviser

Wells Capital Management Incorporated

Portfolio managers

Wendy Casetta

Bruce R. Johns‡

Average annual total returns (%) as of June 30, 2019

		Including sales charge			Excluding sales charge			Expense ratios[1] (%)

	Inception date	1 year	5 year	10 year	1 year	5 year	10 year	Gross	Net[2]

Class A (WSMAX)	7-18-2008	0.52	0.71	1.74	2.57	1.12	1.95	0.77	0.63

Class C (WSSCX)	1-31-2003	0.81	0.37	1.19	1.81	0.37	1.19	1.52	1.38

Class R6 (WSSRX)[3]	7-31-2018	–	–	–	2.86	1.36	2.17	0.39	0.35

Administrator Class (WSTMX)[4]	7-30-2010	–	–	–	2.60	1.11	1.95	0.71	0.60

Institutional Class (WSBIX)	3-31-2008				2.81	1.35	2.16	0.44	0.40

Bloomberg Barclays 1-3 Year Composite Municipal Bond Index[5]	–	–	–	–	2.91	1.25	1.56

Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, wfam.com.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.

For Class A shares, the maximum front-end sales charge is 2.00%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including a contingent deferred sales charge assumes the sales charge for the corresponding time period. Class R6, Administrator Class, and Institutional Class shares are sold without a front-end sales charge or contingent deferred sales charge.

Bond values fluctuate in response to the financial condition of individual issuers, general market and economic conditions, and changes in interest rates. Changes in market conditions and government policies may lead to periods of heightened volatility in the bond market and reduced liquidity for certain bonds held by the Fund. In general, when interest rates rise, bond values fall and investors may lose principal value. Interest rate changes and their impact on the Fund and its share price can be sudden and unpredictable. The use of derivatives may reduce returns and/or increase volatility. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). The Fund is exposed to high-yield securities risk and municipal securities risk. Consult the Fund’s prospectus for additional information on these and other risks. A portion of the Fund’s income may be subject to federal, state, and/or local income taxes or the Alternative Minimum Tax (AMT). Any capital gains distributions may be taxable.

Please see footnotes on page 7.

6  |  Wells Fargo Short-Term Municipal Bond Fund

Performance highlights (unaudited)

Growth of $10,000 investment as of June 30, 2019[6]

‡	Mr. Johns became a portfolio manager of the Fund on March 28, 2019.

[1]

Reflects the expense ratios as stated in the most recent prospectuses. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report.

[2]

The manager has contractually committed through October 31, 2019, to waive fees and/or reimburse expenses to the extent necessary to cap the expenses of each class after fee waivers at the amounts shown. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses (if any), and extraordinary expenses are excluded from the expense cap. Prior to or after the commitment expiration date, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees. Without this cap, the Fund’s returns would have been lower. The expense ratio paid by an investor is the net expense ratio (the total annual fund operating expenses after fee waivers) as stated in the prospectuses.

[3]

Historical performance shown for Class R6 shares prior to their inception reflects the performance of the Institutional Class shares, and includes the higher expenses applicable to Institutional Class shares. If these expenses had not been included, returns for Class R6 shares would be higher.

[4]

Historical performance shown for Administrator Class shares prior to their inception reflects the performance of Institutional Class shares, adjusted to reflect the higher expenses applicable to Administrator Class shares.

[5]

The Bloomberg Barclays 1-3 Year Composite Municipal Bond Index is a blended index weighted 50% in the Bloomberg Barclays 1-Year Municipal Bond Index and 50% in the Barclays 3-Year Municipal Bond Index. You cannot invest directly in an index.

[6]

The chart compares the performance of Class A shares for the most recent ten years with the Bloomberg Barclays 1-3 Year Composite Municipal Bond Index. The chart assumes a hypothetical $10,000 investment in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 2.00%.

[7]	Amounts are calculated based on the total long-term investments of the Fund. These amounts are subject to change and may have changed since the date specified.

[8]

The credit quality distribution of portfolio holdings reflected in the chart is based on ratings from Standard & Poor’s, Moody’s Investors Service, and/or Fitch Ratings Ltd. Credit quality ratings apply to the underlying holdings of the Fund and not to the Fund itself. The percentages of the Fund’s portfolio with the ratings depicted in the chart are calculated based on the total market value of fixed income securities held by the Fund. If a security was rated by all three rating agencies, the middle rating was utilized. If rated by two of three rating agencies, the lower rating was utilized, and if rated by one of the rating agencies, that rating was utilized. Standard & Poor’s rates the creditworthiness of bonds, ranging from AAA (highest) to D (lowest). Ratings from A to CCC may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the rating categories. Standard & Poor’s rates the creditworthiness of short-term notes from SP-1 (highest) to SP-3 (lowest). Moody’s rates the creditworthiness of bonds, ranging from Aaa (highest) to C (lowest). Ratings Aa to B may be modified by the addition of a number 1 (highest) to 3 (lowest) to show relative standing within the ratings categories. Moody’s rates the creditworthiness of short-term U.S. tax-exempt municipal securities from MIG 1/VMIG 1 (highest) to SG (lowest). Fitch rates the creditworthiness of bonds, ranging from AAA (highest) to D (lowest). Credit quality distribution is subject to change and may have changed since the date specified.

Wells Fargo Short-Term Municipal Bond Fund  |  7

Performance highlights (unaudited)

MANAGER’S DISCUSSION

Fund highlights

∎	The Fund underperformed its benchmark, the Bloomberg Barclays 1–3 Year Composite Municipal Bond Index, for the 12-month period that ended June 30, 2019.

∎

An underweight to state of Connecticut bonds detracted, while overweight exposures to Illinois- and New Jersey-related debt added to performance. Lower-rated securities continued to perform well as investors searched for yield on the short end of the curve.

∎

The Fund’s short duration throughout the year contributed to performance. The barbell duration positioning benefited performance as bonds on the very short end of the curve and bonds in the six- to seven-year maturity range contributed to overall portfolio performance as the yield curve flattened.

Effective maturity distribution as of June 30, 2019[7]

The Fed abruptly changed course from raising rates to a potential rate cut.

Throughout most of 2018, the fixed-income markets expected the U.S. Federal Reserve (Fed) to continue the path to normalize monetary policy. Moderate economic growth, stronger employment data, and inflation near its 2% target enabled the Fed to increase the federal funds rate four times in the calendar year. Despite a Fed rate hike in December, the Treasury market rallied in the fourth quarter of 2018 as the market lowered expectations for further rate hikes amid slower global growth, trade tariffs, and uncertainty concerning Britain’s departure from the European Union. These concerns only increased as we moved into the first half of 2019, and discussions changed from when the Fed might hike to when it might cut the federal funds rate. As a result, fixed-income markets rallied, pushing the benchmark 10-year Treasury yield from a 3.23% peak in November 2018 to 2.00% by the end of June 2019.

Credit quality as of June 30, 2019[8]

Specific to the municipal bond market, the beginning of the reporting period was marked with significant outflows due to a general risk-on sentiment in equity markets and the fear of rising interest rates. Short municipals slightly underperformed Treasuries over the period. As the calendar turned, so did market sentiment. Flows into municipal mutual funds not only turned positive, but record inflows were reported as investor opinion toward fixed income, particularly municipals, improved due to investor expectations that interest rates would remain stable. While new-issue supply was higher than it was a year earlier, it was still much lower than a typical year due to tax reform that eliminated the ability of issuers to advance refund outstanding, higher-cost debt. Overall reduced supply, state and local sales tax caps for individuals, and lower interest rates fueled demand and thus returns for municipal bonds over the period.

Lower credit quality continued to drive returns.

As the period began, the Fund modestly increased interest rate exposure into market weakness. Yields on the 5-year Treasury peaked in November at over 3%. We took advantage of market weakness and seasonally high issuance at year-end to get closer to neutral duration positioning. Also, as credit spreads continued to tighten, we began buying higher-quality bonds but maintained an overweight to BBB-rated bonds. The Fund’s overweight to BBB-rated debt contributed to performance as lower-rated bonds outperformed higher-quality bonds during the period. In addition, the Fund’s overweight to lower-quality bonds with relatively short maturities allowed a competitive yield without significant duration risk. Sector positioning detracted from performance during the period due to underweights to state general obligation bonds and lease-backed bonds. Also, as the

Please see footnotes on page 7.

8  |  Wells Fargo Short-Term Municipal Bond Fund

Performance highlights (unaudited)

expectation grew for rates to move lower, our exposure to floating-rate notes underperformed. However, overweights to Illinois and New Jersey bonds and industrial development revenue (IDR) and hospital bonds positively affected performance over the period. We also added to our alternative minimum tax (AMT) exposure, specifically airport and IDR bonds, as bonds subject to the AMT provided additional incremental yield.

Our outlook is for lower rates.

Overall, technicals remain strong in the municipal bond market and we expect municipal bond valuations in the medium term to be helped by high state income tax rates, record levels of municipal debt maturities and calls, and limited availability of gross municipal bond supply. However, we believe overall economic growth in this cycle has neared its peak, and as a result, the Fed may lower rates before the end of the year. Therefore, we will look to maintain a neutral duration positioning and an up-in-quality trade approach.

Wells Fargo Short-Term Municipal Bond Fund  |  9

Fund expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (if any) on redemptions and (2) ongoing costs, including management fees, distribution (12b-1) and/or shareholder servicing fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from January 1, 2019 to June 30, 2019.

Actual expenses

The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and contingent deferred sales charges. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning account value 1-1-2019	Ending account value 6-30-2019	Expenses paid during the period¹	Annualized net expense ratio

Class A

Actual	$1,000.00	$1,017.71	$3.15	0.63%

Hypothetical (5% return before expenses)	$1,000.00	$1,021.67	$3.16	0.63%

Class C

Actual	$1,000.00	$1,013.93	$6.89	1.38%

Hypothetical (5% return before expenses)	$1,000.00	$1,017.95	$6.90	1.38%

Class R6

Actual	$1,000.00	$1,019.10	$1.75	0.35%

Hypothetical (5% return before expenses)	$1,000.00	$1,023.06	$1.76	0.35%

Administrator Class

Actual	$1,000.00	$1,017.85	$3.00	0.60%

Hypothetical (5% return before expenses)	$1,000.00	$1,021.82	$3.01	0.60%

Institutional Class

Actual	$1,000.00	$1,018.84	$2.00	0.40%

Hypothetical (5% return before expenses)	$1,000.00	$1,022.81	$2.01	0.40%

[1]

Expenses paid is equal to the annualized net expense ratio of each class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half-year period).

10  |  Wells Fargo Short-Term Municipal Bond Fund

Portfolio of investments—June 30, 2019

	Interest rate	Maturity date	Principal	Value
Municipal Obligations: 98.91%

Alabama: 0.43%

Tax Revenue: 0.01%

Board of Education of Shelby County AL Public School Series 2016	4.00%	2-1-2020	$410,000	$416,380

Utilities Revenue: 0.42%

Alabama Black Belt Energy Gas District Series A	4.00	12-1-2048	8,000,000	8,646,160

Alabama Black Belt Energy Gas District Series A	4.00	6-1-2024	3,640,000	3,998,431

Alabama Black Belt Energy Gas District Series A (Royal Bank of Canada LIQ)	4.00	8-1-2047	3,880,000	4,138,369

				16,782,960

				17,199,340

Alaska: 0.66%

Health Revenue: 0.56%

Alaska IDA Loan Anticipation YKHC Project	3.50	12-1-2020	22,300,000	22,423,765

Utilities Revenue: 0.04%

Alaska IDA Snettisham Hydroelectric Project	5.00	1-1-2021	1,400,000	1,449,868

Water & Sewer Revenue: 0.06%

North Slope Borough Service Area Water & Wastewater Facilities	5.25	6-30-2034	2,445,000	2,624,047

				26,497,680

Arizona: 2.41%

Education Revenue: 0.08%

Cochise County AZ Community College District of Cochise County Series 2016A (Build America Mutual Assurance Company Insured)	5.00	7-1-2020	405,000	419,349

Cochise County AZ Community College District of Cochise County Series 2016A (Build America Mutual Assurance Company Insured)	5.00	7-1-2021	425,000	454,946

PIMA County AZ IDA Education Facility Odyssey Preparatory Academy Goodyear Project	7.00	6-1-2034	312,000	344,292

PIMA County AZ IDA Education Facility Odyssey Preparatory Academy Goodyear Project	7.13	6-1-2049	1,950,000	2,156,427

				3,375,014

GO Revenue: 0.06%

Maricopa County AZ Unified School District #89 Refunding Bond Series 2016 (Build America Mutual Assurance Company Insured)	2.00	7-1-2019	2,265,000	2,265,000

Health Revenue: 0.59%

Maricopa County AZ IDA Series 2019C (SIFMA Municipal Swap +0.57%) ±	2.47	1-1-2035	5,000,000	5,000,000

Maricopa County AZ IDA Series 2019C (SIFMA Municipal Swap +0.80%) ±	2.70	9-1-2048	9,000,000	9,002,520

Maricopa County AZ IDA Series 2019E ø	1.90	1-1-2049	3,500,000	3,500,000

Tempe AZ IDA Mirabella Arizona State University Project Series B1 144A	4.00	10-1-2023	6,000,000	6,065,340

				23,567,860

Industrial Development Revenue: 1.02%

Chandler AZ IDA Intel Corporation Project	2.40	12-1-2035	32,885,000	33,821,894

Coconino County AZ Pollution Control Corporation Series A	1.80	9-1-2032	7,100,000	7,112,425

				40,934,319

Wells Fargo Short-Term Municipal Bond Fund  |  11

Portfolio of investments—June 30, 2019

	Interest rate	Maturity date	Principal	Value
Miscellaneous Revenue: 0.35%

Arizona Board of Regents Certificate of Participation Series A	5.00%	6-1-2021	$3,000,000	$3,206,760

Navajo Nation AZ Refunding Bond Series A 144A	2.90	12-1-2020	5,965,000	6,014,450

Navajo Nation AZ Tribal Utility Authority (Municipal Government Guaranty Insured)	4.00	1-1-2021	4,768,000	4,803,283

				14,024,493

Utilities Revenue: 0.31%

Maricopa County AZ PCR Public Service Company of New Mexico Palo Verde Project Series B	5.20	6-1-2043	2,500,000	2,574,825

Maricopa County AZ PCR Series A	2.40	6-1-2043	9,800,000	9,845,864

				12,420,689

				96,587,375

Arkansas: 0.13%

Housing Revenue: 0.13%

Arkansas Development Finance Authority Multifamily Housing Texarkana Rental Assistance Demonstration Convertible Bond Series A	2.10	6-1-2022	5,100,000	5,144,319

California: 5.26%

Education Revenue: 0.65%

California Infrastructure & Economic Development Bank Series A (SIFMA Municipal Swap +1.00%) ±	2.90	8-1-2037	26,185,000	26,259,627

GO Revenue: 1.49%

California Refunding Bond Series A (SIFMA Municipal Swap +0.25%) ±	2.15	5-1-2033	26,000,000	25,983,620

California Series B (SIFMA Municipal Swap +0.38%) ±	2.28	12-1-2027	20,000,000	20,016,600

Oakland CA Unified School District Alameda County Election of 2012	5.00	8-1-2019	1,000,000	1,002,960

Palomar CA Pomerado Health CAB Election of 2004 Series A (National Insured) ¤	0.00	8-1-2019	2,215,000	2,212,320

San Ysidro CA School District (AGM Insured) ¤	0.00	8-1-2047	3,610,000	500,238

State of California Series A4 (Citibank NA LOC) ø	1.31	5-1-2034	10,000,000	10,000,000

				59,715,738

Health Revenue: 0.77%

California HFFA Providence St. Joseph Series B1	1.25	10-1-2036	5,755,000	5,737,965

California Statewide CDA Health Facilities Catholic Series E (AGM Insured) (m)	2.29	7-1-2040	23,350,000	23,350,000

Palomar CA Pomerado Health Care District Certificate of Participation Series C (AGM Insured) (m)	2.45	11-1-2036	1,150,000	1,150,000

Washington Township CA Health Care District Series B	5.00	7-1-2020	600,000	621,192

				30,859,157

Industrial Development Revenue: 0.09%

California PCFA AMT Calplant I Project 144A	7.00	7-1-2022	3,505,000	3,613,830

Miscellaneous Revenue: 0.67%

California Infrastructure & Economic Development Bank The J. Paul Getty Trust Series A-1 (1 Month LIBOR +0.33%) ±	2.04	10-1-2047	19,000,000	18,964,850

California Infrastructure & Economic Development Bank The J. Paul Getty Trust Series B-2 (1 Month LIBOR +0.20%) ±	1.91	10-1-2047	8,000,000	7,987,280

				26,952,130

12  |  Wells Fargo Short-Term Municipal Bond Fund

Portfolio of investments—June 30, 2019

	Interest rate	Maturity date	Principal	Value
Tax Revenue: 0.05%

Commerce CA RDA CAB Project #1 ¤	0.00%	8-1-2021	$2,245,000	$2,037,046

Transportation Revenue: 0.65%

Bay Area Toll Authority San Francisco Bay Area Series C-1 (SIFMA Municipal Swap +0.90%) ±	2.80	4-1-2045	25,500,000	25,862,610

Water & Sewer Revenue: 0.89%

California Department of Water Resources Central Valley Project Series AT (SIFMA Municipal Swap +0.37%) ±	2.27	12-1-2035	35,500,000	35,498,580

				210,798,718

Colorado: 1.39%

GO Revenue: 0.27%

Dawson Ridge Metropolitan District # 1 CO ¤	0.00	10-1-2022	8,445,000	8,047,578

Grand River CO Hospital District (AGM Insured)	5.00	12-1-2022	1,450,000	1,617,751

Grand River CO Hospital District (AGM Insured)	5.00	12-1-2024	1,140,000	1,332,147

				10,997,476

Health Revenue: 0.93%

Colorado HCFR Catholic Health Initiatives Series C2 (1 Month LIBOR +1.25%) ±	2.91	10-1-2039	8,500,000	8,537,740

Colorado HCFR Catholic Health Initiatives Series C4 (1 Month LIBOR +1.25%) ±	2.91	10-1-2039	3,495,000	3,510,518

University of Colorado Hospital Authority Series 2017C-1	5.00	11-15-2038	23,630,000	25,385,236

				37,433,494

Housing Revenue: 0.15%

Colorado HSG Finance Authority Multifamily Housing Bonds South Range Crossings Project Series 2017	2.15	1-1-2038	6,000,000	6,014,280

Miscellaneous Revenue: 0.04%

Colorado Bridge Enterprise Central 70 Project	4.00	12-31-2023	1,285,000	1,397,270

				55,842,520

Connecticut: 2.06%

Education Revenue: 0.67%

Connecticut HEFAR Yale University Issue Series A	2.05	7-1-2035	25,000,000	25,366,000

Connecticut HEFAR Yale University Issue Series A-1 ø	1.00	7-1-2042	100,000	100,000

Connecticut Higher Education Supplemental Loan Authority Refunding Bonds Chelsea Loan Program Series A	3.60	11-15-2023	1,265,000	1,342,317

				26,808,317

GO Revenue: 0.46%

Connecticut Refunding Bond Series B	4.00	5-15-2021	11,190,000	11,727,008

Hartford CT Series A (AGM Insured)	5.00	7-1-2019	700,000	700,000

New Haven CT Prerefunded Bond Series A (AGM Insured)	3.00	11-1-2019	80,000	80,433

New Haven CT Series A	5.25	8-1-2021	1,830,000	1,952,647

New Haven CT Unrefunded Balance Refunding Bond Series A (AGM Insured)	3.00	11-1-2019	3,325,000	3,340,328

West Haven CT Series A	3.00	11-1-2019	300,000	300,360

West Haven CT Series B	3.00	11-1-2019	210,000	210,252

				18,311,028

Wells Fargo Short-Term Municipal Bond Fund  |  13

Portfolio of investments—June 30, 2019

	Interest rate	Maturity date	Principal	Value
Health Revenue: 0.47%

Connecticut HEFAR Hartford Healthcare Series G (1 Month LIBOR +0.95%) ±	2.61%	7-1-2049	$10,000,000	$10,018,800

Connecticut HEFAR Yale New Haven Hospital Series O ø	1.95	7-1-2053	9,000,000	9,000,000

				19,018,800

Housing Revenue: 0.25%

Meriden CT Multifamily Housing Yale Acres Project	1.73	8-1-2022	10,000,000	10,017,000

Miscellaneous Revenue: 0.21%

Connecticut Series A (SIFMA Municipal Swap +0.65%) ±	2.55	3-1-2020	8,385,000	8,405,711

				82,560,856

District of Columbia: 0.62%

Airport Revenue: 0.09%

Metropolitan Washington DC Airport Authority Series A	5.00	10-1-2024	3,450,000	3,829,500

Housing Revenue: 0.53%

District of Columbia HFA Multifamily Housing Liberty Place Apartments Project	2.13	6-1-2021	9,800,000	9,874,284

District of Columbia HFA Multifamily Housing Maplewood Courts Apartments Project	1.80	2-1-2020	11,310,000	11,312,036

				21,186,320

				25,015,820

Florida: 2.15%

Education Revenue: 0.23%

Florida Gulf Coast University Financing Corporation Housing Project Series A	5.00	8-1-2020	2,055,000	2,127,953

University of North Florida Financing Corporation Capital Housing Project (AGM Insured)	5.00	11-1-2020	3,125,000	3,261,313

University of North Florida Financing Corporation Capital Housing Project (AGM Insured)	5.00	11-1-2021	3,440,000	3,701,543

				9,090,809

Health Revenue: 0.67%

Highlands County FL Health Facilities Authority Adventist Health System Series A ø	1.85	11-15-2037	9,300,000	9,300,000

North Broward FL Hospital District Series B	5.00	1-1-2022	1,255,000	1,348,447

North Broward FL Hospital District Series B	5.00	1-1-2023	1,700,000	1,871,292

North Broward FL Hospital District Series B	5.00	1-1-2024	2,000,000	2,249,420

Palm Beach County FL HCFR ACTS Retirement Life Communities Series 2016	5.00	11-15-2021	3,515,000	3,795,146

Tampa FL BayCare Health System Prefunded Bond	5.00	11-15-2023	4,140,000	4,270,120

Tampa FL BayCare Health System Unrefunded Bond	5.00	11-15-2023	3,940,000	4,063,480

				26,897,905

Housing Revenue: 0.13%

Florida Housing Finance Corporation Logan Heights Apartments Series F	1.90	2-1-2020	5,280,000	5,286,336

Miscellaneous Revenue: 0.41%

Manatee County FL School Board Certificate of Participation Series A	5.00	7-1-2020	1,225,000	1,265,180

Miami-Dade County FL School Board Certificate of Participation Series A	5.00	5-1-2031	10,000,000	11,484,100

St. Johns County FL School Board Refunding Bond Certificate of Participation	5.00	7-1-2020	2,010,000	2,082,842

St. Johns County FL School Board Refunding Bond Certificate of Participation	5.00	7-1-2021	1,670,000	1,788,153

				16,620,275

14  |  Wells Fargo Short-Term Municipal Bond Fund

Portfolio of investments—June 30, 2019

	Interest rate	Maturity date	Principal	Value
Resource Recovery Revenue: 0.05%

Lee County FL Solid Waste System Refunding Bond	5.00%	10-1-2023	$1,750,000	$1,954,068

Tax Revenue: 0.21%

Florida Department of Environmental Protection Florida Forever Series A	5.00	7-1-2023	7,720,000	8,545,654

Transportation Revenue: 0.40%

Florida Development Finance Corporation Surface Series T	1.90	1-1-2049	14,400,000	14,401,872

Florida Mid-Bay Bridge Authority Series C	5.00	10-1-2019	675,000	680,501

Florida Mid-Bay Bridge Authority Series C	5.00	10-1-2020	785,000	816,400

				15,898,773

Utilities Revenue: 0.05%

JEA Bulk Power Supply System Scherer 4 Project Series A	3.00	10-1-2022	1,800,000	1,801,530

				86,095,350

Georgia: 4.08%

Education Revenue: 0.18%

Walesa GA Downtown Development Authority Reinhardt University Project	2.00	8-1-2019	7,000,000	7,000,840

Health Revenue: 0.57%

Gainesville & Hall Counties GA Hospital Authority Health System Project Series B (SIFMA Municipal Swap +0.95%) ±	2.85	8-15-2035	23,000,000	23,005,980

Housing Revenue: 0.66%

Atlanta GA Urban Residential Finance Authority Multifamily Housing City Lights II Family Apartments Project	1.86	12-1-2020	11,500,000	11,501,610

Macon-Bibb County GA Housing Authority Hallmark Portfolio	2.04	4-1-2021	15,000,000	15,054,900

				26,556,510

Industrial Development Revenue: 0.41%

Monroe County GA PCR Georgia Power Company Plant Scherer Project	2.35	10-1-2048	16,360,000	16,520,001

Utilities Revenue: 2.26%

Bartow County GA Development Authority Georgia Power Company Bowen Project	2.05	9-1-2029	4,100,000	4,110,414

Burke County GA Development Authority Georgia Power Company Plant Vogtle Project	1.85	12-1-2049	17,300,000	17,303,633

Burke County GA Development Authority Oglethorpe Power Corporation Vogtle Project Series A	2.40	1-1-2040	15,995,000	16,082,333

Burke County GA Development Authority Oglethorpe Power Corporation Vogtle Project Series F	3.00	11-1-2045	22,050,000	22,466,966

Floyd County GA PCR Georgia Power Company Plant Hammond Project	2.35	7-1-2022	11,250,000	11,360,025

Main Street Natural Gas Incorporated Georgia Gas Project Series B	5.00	3-15-2021	2,600,000	2,738,658

Main Street Natural Gas Incorporated Georgia Gas Project Series C	4.00	8-1-2048	6,120,000	6,686,284

Monroe County GA Development Authority PCR Oglethorpe Power Corporation Scherer Project Series A	2.40	1-1-2039	9,545,000	9,597,116

				90,345,429

				163,428,760

Guam: 0.01%

Airport Revenue: 0.01%

Guam International Airport Authority Series A	5.00	10-1-2019	450,000	453,101

Wells Fargo Short-Term Municipal Bond Fund  |  15

Portfolio of investments—June 30, 2019

	Interest rate	Maturity date	Principal	Value
Hawaii: 0.49%

GO Revenue: 0.31%

Honolulu HI Rail Transit Project Series H (SIFMA Municipal Swap +0.32%) ±	2.22%	9-1-2027	$7,600,000	$7,598,480

Honolulu HI Rail Transit Project Series H (SIFMA Municipal Swap +0.32%) ±	2.22	9-1-2028	5,000,000	4,999,000

				12,597,480

Housing Revenue: 0.18%

Hawaii Housing Finance & Development Corporation Multifamily Housing Hale Kewalo Apartments Series A (GNMA Insured)	1.90	1-1-2021	7,160,000	7,176,182

				19,773,662

Illinois: 10.74%

Airport Revenue: 0.92%

Chicago IL Midway Airport Refunding Bond Second Lien Series A	5.00	1-1-2022	6,100,000	6,599,285

Chicago IL Midway Airport Refunding Bond Second Lien Series A	5.00	1-1-2025	5,000,000	5,681,100

Chicago IL O’Hare International Airport Customer Facility Series 2013	5.00	1-1-2020	890,000	904,925

Chicago IL O’Hare International Airport Refunding Bond General Senior Lien Series B	5.00	1-1-2023	5,000,000	5,428,450

Chicago IL O’Hare International Airport Refunding Bond General Senior Lien Series B	5.00	1-1-2024	1,550,000	1,680,433

Chicago IL O’Hare International Airport Refunding Bond Passenger Facility	5.00	1-1-2023	13,720,000	14,895,667

Chicago IL O’Hare International Airport Refunding Bond Passenger Facility	5.00	1-1-2024	1,335,000	1,519,337

				36,709,197

Education Revenue: 0.36%

Illinois Finance Authority St. Ignatius College (PNC Bank NA LOC) ø	1.89	12-1-2036	13,000,000	13,000,000

Western Illinois University Auxiliary Facilities System	4.00	4-1-2020	1,480,000	1,479,704

				14,479,704

GO Revenue: 2.74%

Chicago IL Board of Education Refunding Bond Series A (AGM Insured)	5.00	12-1-2022	500,000	545,280

Chicago IL Board of Education Refunding Bond Series A (AGM Insured)	5.00	12-1-2023	2,000,000	2,229,080

Chicago IL Board of Education Series A (National Insured)	5.00	12-1-2019	895,000	905,991

Chicago IL Emergency Telephone System Refunding Bond (National Insured)	5.25	1-1-2020	3,765,000	3,829,946

Chicago IL Park District Harbor Facility Series C	5.00	1-1-2022	3,155,000	3,297,259

Chicago IL Park District Refunding Bonds Series D	5.00	1-1-2020	1,290,000	1,310,021

Chicago IL Park District Refunding Bonds Series D	5.00	1-1-2021	1,000,000	1,044,730

Chicago IL Park District Series A	4.50	1-1-2023	250,000	256,115

Chicago IL Refunding Bond Series B (Ambac Insured)	5.13	1-1-2022	2,610,000	2,684,698

Chicago IL Series C	5.00	1-1-2021	3,000,000	3,159,000

Chicago IL Series C	5.00	1-1-2022	15,845,000	16,768,605

Chicago IL Series C	5.00	1-1-2023	4,750,000	5,109,005

Cook County IL Refunding Bond Series 2016 A	5.00	11-15-2020	5,430,000	5,677,445

Cook County IL Series 2009D	5.00	11-15-2020	2,220,000	2,247,728

Cook County IL Series A	5.00	11-15-2019	2,275,000	2,304,006

Cook County IL Series C	5.00	11-15-2020	21,615,000	21,884,971

Illinois	4.00	2-1-2020	1,750,000	1,773,135

Illinois	5.00	2-1-2020	2,520,000	2,567,804

Illinois	5.00	11-1-2021	5,000,000	5,348,100

Illinois	5.00	4-1-2022	3,000,000	3,235,620

Illinois Refunding Bond	5.00	1-1-2020	13,515,000	13,734,889

Kane County IL School District Series B	2.00	2-1-2021	880,000	887,533

16  |  Wells Fargo Short-Term Municipal Bond Fund

Portfolio of investments—June 30, 2019

	Interest rate	Maturity date	Principal	Value

GO Revenue (continued)

Kane, McHenry, Cook & Dekalb Counties IL Community Unit School District #300	4.25%	1-1-2023	$1,000,000	$1,034,190

Kendall, Kane, & Will Counties IL Community Unit School District #308 CAB (AGM Insured) ¤	0.00	2-1-2020	1,000,000	990,900

McHenry & Kane Counties IL Community Consolidated School District #158 CAB (National Insured) ¤	0.00	1-1-2021	1,130,000	1,104,835

Waukegan IL Series B (AGM Insured)	4.00	12-30-2023	500,000	545,015

Whiteside & Lee Counties IL Community Unit School District Series A (Build America Mutual Assurance Company Insured)	4.00	12-1-2024	1,490,000	1,637,719

Will County IL Community High School District #210	5.00	1-1-2021	1,165,000	1,166,538

Will County IL Community School District #161	4.00	1-1-2024	2,000,000	2,175,640

Winnebago Boone County IL Community College District Rock Valley College Series A (AGM Insured)	5.00	1-1-2022	500,000	539,010

				109,994,808

Health Revenue: 1.72%

Illinois Finance Authority Ascension Health Alliance Senior Credit Group Series E-2	1.75	11-15-2042	2,000,000	2,008,220

Illinois Finance Authority Centigram Health System Project	5.00	9-1-2019	2,265,000	2,278,590

Illinois Finance Authority Friendship Village of Schaumburg	4.00	2-15-2020	1,230,000	1,227,503

Illinois Finance Authority OSF Healthcare System Prerefunded Bond Series A	6.00	5-15-2039	14,630,000	15,209,202

Illinois Finance Authority Swedish Covenant Hospital Series A	6.00	8-15-2038	3,460,000	3,558,852

Illinois Finance Authority The Admiral at the Lake Project Series A	7.75	5-15-2030	2,015,000	2,124,233

Illinois Finance Authority The Admiral at the Lake Project Series A	8.00	5-15-2040	20,755,000	21,919,148

Illinois Finance Authority The Admiral at the Lake Project Series A	8.00	5-15-2046	17,295,000	18,265,077

Southwestern IL Development Authority Health Facility Memorial Group Incorporated	6.38	11-1-2023	1,950,000	2,202,837

				68,793,662

Housing Revenue: 0.62%

Chicago IL Multifamily Housing Mark Twain Apartments Project	2.20	6-1-2021	17,000,000	17,076,670

Illinois Housing Development Authority (SIFMA Municipal Swap +1.00%) (FNMA LOC, FNMA LIQ) ±	2.90	5-15-2050	7,500,000	7,535,100

Illinois Housing Development Authority (GNMA Insured)	5.00	8-1-2028	350,000	357,497

				24,969,267

Miscellaneous Revenue: 0.93%

Chicago IL Board of Education Lease Certificates Refunding Bond Series A (National Insured)	6.00	1-1-2020	3,260,000	3,314,246

Chicago IL Board of Education Series 2018C	5.00	12-1-2019	4,035,000	4,077,004

Illinois Refunding Bond (Build America Mutual Assurance Company Insured)	5.00	8-1-2020	9,175,000	9,505,759

Illinois Refunding Bond	5.00	2-1-2022	4,375,000	4,698,575

Illinois Refunding Bond	5.00	2-1-2023	6,040,000	6,604,982

Illinois Refunding Bond Series 2012 (AGM Insured)	5.00	8-1-2020	5,000,000	5,181,350

Illinois Series 2014	5.00	5-1-2021	2,000,000	2,110,600

University of Illinois Board of Trustees Certificate of Participation Series A	4.00	8-15-2019	1,900,000	1,905,643

				37,398,159

Tax Revenue: 3.10%

Build Illinois Bonds Junior Obligation Series C	5.00	6-15-2022	1,940,000	2,097,043

Chicago IL Motor Fuel Tax Refunding Bonds Series 2013	5.00	1-1-2020	1,120,000	1,133,418

Chicago IL Motor Fuel Tax Refunding Bonds Series 2013	5.00	1-1-2021	380,000	393,137

Chicago IL Motor Fuel Tax Refunding Bonds Series 2013	5.00	1-1-2022	955,000	1,005,806

Wells Fargo Short-Term Municipal Bond Fund  |  17

Portfolio of investments—June 30, 2019

	Interest rate	Maturity date	Principal	Value

Tax Revenue (continued)

Chicago Il Transit Authority Sales Tax Receipts	5.25%	12-1-2024	$6,705,000	$7,261,314

Hillside IL Refunding Bond Series 2018	5.00	1-1-2024	1,475,000	1,526,197

Huntley IL Special Service Area No 6 Special Tax Refunding Bond (Build America Mutual Assurance Company Insured)	2.20	3-1-2024	1,865,000	1,882,699

Illinois Refunding Bond	5.00	1-1-2021	1,760,000	1,839,886

Illinois Regional Transportation Authority Refunding Bond (AGM Insured)	5.75	6-1-2021	3,000,000	3,242,580

Illinois Sales Tax Revenue Junior Obligation Series A	5.00	6-15-2023	5,825,000	6,382,220

Illinois Sales Tax Revenue Refunding Bond Series C	4.00	6-15-2023	3,315,000	3,507,933

Illinois Series 2013	5.00	6-15-2024	485,000	529,746

Illinois Series A	4.00	1-1-2020	12,265,000	12,404,085

Illinois Series A	4.00	1-1-2021	2,715,000	2,798,351

Illinois Tender Option Bond Trust Receipts/Floater Certificates Series 2017-XG0108 (Barclays Bank plc LOC, Barclays Bank plc LIQ) 144Aø	2.08	4-1-2046	27,210,000	27,210,000

Illinois Tender Option Bond Trust Receipts/Floater Certificates Series 2018-XL0093 (Barclays Bank plc LIQ) 144Aø	2.10	1-1-2048	10,000,000	10,000,000

Metropolitan Pier & Exposition Authority CAB McCormick Place Project Series A (National Insured) ¤	0.00	12-15-2021	920,000	873,181

Metropolitan Pier & Exposition Authority McCormick Place Project Callable Bond Series B	5.00	12-15-2022	1,260,000	1,264,183

Metropolitan Pier & Exposition Authority McCormick Place Project Non-Callable Bond Series B	5.00	12-15-2022	7,000,000	7,613,130

Metropolitan Pier & Exposition Authority McCormick Place Project Series B	5.00	12-15-2020	1,845,000	1,923,579

Regional Transportation Authority IL Series B-RMKT 1	1.67	6-1-2025	18,015,000	18,015,000

Sales Tax Securitization Corporation Series A	5.00	1-1-2024	10,200,000	11,444,400

				124,347,888

Tobacco Revenue: 0.33%

Illinois Railsplitter Tobacco Settlement Authority	5.00	6-1-2022	12,000,000	13,125,960

Water & Sewer Revenue: 0.02%

Chicago IL Second Lien	5.00	11-1-2020	740,000	771,679

				430,590,324

Indiana: 1.75%

Health Revenue: 1.25%

Indiana Finance Authority Health System Franciscan Alliance Incorporated Series B	5.00	11-1-2022	1,000,000	1,113,710

Indiana Finance Authority Health System Franciscan Alliance Incorporated Series B	5.00	11-1-2023	1,270,000	1,453,591

Indiana Finance Authority Health System Franciscan Alliance Incorporated Series B	5.00	11-1-2024	3,000,000	3,520,620

Indiana Finance Authority Health System Franciscan Alliance Incorporated Series C	5.00	11-1-2021	1,000,000	1,081,060

Indiana Finance Authority Health System Franciscan Alliance Incorporated Series C	5.00	11-1-2023	800,000	915,648

Indiana Finance Authority Health System Franciscan Alliance Incorporated Series C	5.00	11-1-2024	1,000,000	1,173,540

Indiana Finance Authority Parkview Health Series A	5.00	5-1-2021	1,020,000	1,083,628

Indiana Finance Authority Parkview Health Series A	5.00	5-1-2023	1,010,000	1,139,795

Indiana Finance Authority Refunding Bond University Health Obligated Group Series B %%	1.65	12-1-2042	5,000,000	5,008,350

Indiana Finance Authority Senior Living Series A	5.00	11-15-2022	500,000	544,050

Indiana Finance Authority Senior Living Series A	5.00	11-15-2023	500,000	555,420

18  |  Wells Fargo Short-Term Municipal Bond Fund

Portfolio of investments—June 30, 2019

	Interest rate	Maturity date	Principal	Value

Health Revenue (continued)

Indiana Health & Educational Facility Financing Authority Series 2006B	1.75%	11-15-2031	$11,915,000	$12,010,439

Indiana HFFA Ascension Health Series A7	2.00	10-1-2026	8,100,000	8,103,402

Indiana HFFA Ascension Health Subordinate Bond Credit Group Series A-1	2.80	11-1-2027	9,095,000	9,104,641

Indiana HFFA Ascension Health Subordinate Bond Credit Group Series A-8	1.25	11-1-2027	1,285,000	1,282,777

Indiana HFFA Ascension Health Subordinate Credit Group Series 2015 A4	1.50	10-1-2027	2,055,000	2,055,658

				50,146,329

Housing Revenue: 0.28%

Evansville IN Multifamily Housing Series A	1.85	6-1-2020	7,400,000	7,407,252

Indianapolis IN Multifamily Housing Bethel Townhomes Project Series A	2.30	3-1-2021	3,795,000	3,811,850

				11,219,102

Miscellaneous Revenue: 0.06%

Indiana Bond Bank Special Program Series A	5.25	10-15-2021	2,000,000	2,154,780

Utilities Revenue: 0.16%

Warrick County IN Environment Import Vectra Energy Delivery of Indiana Incorporated	2.38	9-1-2055	6,550,000	6,549,542

				70,069,753

Iowa: 0.76%

Education Revenue: 0.02%

Iowa Student Loan Liquidity Corporation Series 2011A-1	4.63	12-1-2019	760,000	766,931

Health Revenue: 0.55%

Iowa Finance Authority Revenue Bonds Series E (JPMorgan Chase & Company LOC) ø	1.92	2-15-2041	22,200,000	22,200,000

Housing Revenue: 0.19%

Iowa Finance Authority SFMR Series D (1 Month LIBOR +0.35%) (GNMA/FNMA/FHLMC Insured) ±	2.03	7-1-2048	7,500,000	7,499,550

				30,466,481

Kentucky: 3.27%

Health Revenue: 0.77%

Kentucky EDFA Catholic Health Initiative Series B1 (1 Month LIBOR +0.90%) ±	2.56	2-1-2046	10,720,000	10,720,965

Kentucky EDFA Catholic Health Initiative Series B2 (1 Month LIBOR +0.90%) ±	2.56	2-1-2046	11,220,000	11,221,010

Louisville & Jefferson Counties KY Catholic Health Initiatives Series A	5.00	12-1-2021	8,210,000	8,829,691

				30,771,666

Housing Revenue: 0.64%

Kentucky Housing Corporation Beecher Phase I Project	2.00	3-1-2022	5,500,000	5,538,665

Kentucky Housing Corporation Jefferson Green Apartments Project	2.20	9-1-2022	20,000,000	20,185,000

				25,723,665

Miscellaneous Revenue: 0.06%

Hopkins County KY Public Properties Corporation Judicial Center Project	3.63	6-1-2025	1,000,000	1,019,670

Pendleton County KY School District Finance Corporation	2.00	2-1-2021	1,200,000	1,208,016

				2,227,686

Utilities Revenue: 1.80%

Kentucky Public Energy Authority Gas Supply Series A-1	4.00	12-1-2049	15,490,000	17,081,288

Kentucky Public Energy Authority Gas Supply Series B	4.00	1-1-2049	24,085,000	26,576,352

Wells Fargo Short-Term Municipal Bond Fund  |  19

Portfolio of investments—June 30, 2019

	Interest rate	Maturity date	Principal	Value

Utilities Revenue (continued)

Kentucky Public Energy Authority Gas Supply Series C	4.00%	12-1-2049	$20,000,000	$22,036,800

Louisville & Jefferson Counties KY Metro Government PCR Series A	2.20	2-1-2035	1,000,000	1,000,590

Louisville & Jefferson Counties KY Metro Government PCR Series B	2.55	11-1-2027	5,500,000	5,603,125

				72,298,155

				131,021,172

Louisiana: 1.01%

Housing Revenue: 0.08%

Louisiana Housing Corporation Pine Trace Homes Project	2.40	5-1-2021	3,000,000	3,020,820

Industrial Development Revenue: 0.75%

St. James Parish LA Nucor Steel LLC Project Gulf Opportunity Zone Series A-1 ø	2.09	11-1-2040	30,000,000	30,000,000

Tax Revenue: 0.08%

Louisiana Local Government Environmental Facilities & CDA Series 2015 (Build America Mutual Assurance Company Insured)	5.00	12-1-2020	1,135,000	1,191,500

Louisiana Regional Transit Authority CAB (National Insured) ¤	0.00	12-1-2021	2,360,000	2,118,430

				3,309,930

Utilities Revenue: 0.10%

Lafayette LA Refunding Bond	5.00	11-1-2023	3,680,000	4,108,646

				40,439,396

Maine: 0.01%

Education Revenue: 0.01%

Maine Finance Authority Supplemental Education Loan Program Class A Series A-1 (AGM Insured)	5.00	12-1-2025	425,000	498,283

Maryland: 2.23%

GO Revenue: 0.65%

Maryland State & Local Facilities Loan of 2015 Series A	5.00	3-1-2024	23,060,000	26,085,011

Health Revenue: 0.02%

Rockville MD Mayor and Council Economic Development Ingleside King Farm Project Series A-1	5.00	11-1-2020	850,000	879,427

Housing Revenue: 1.04%

Maryland CDA Department of Housing & Community Multifamily Development Huntington Apartments Series C 144A	2.34	4-1-2021	7,500,000	7,528,800

Maryland CDA Department of Housing & Community Multifamily Development Lakeview Victoria Park Series H	3.00	11-1-2020	9,000,000	9,095,850

Maryland CDA Department of Housing & Community Multifamily Development Orchard Park Series F	2.52	8-1-2020	15,000,000	15,055,500

Maryland CDA Department of Housing & Community Multifamily Development Zions Towers Series A (FHA Insured)	2.44	3-1-2020	10,000,000	10,020,200

				41,700,350

Industrial Development Revenue: 0.33%

Maryland Economic Development Corporation PCR Potomac Electric Power Company Project	1.70	9-1-2022	13,250,000	13,301,940

20  |  Wells Fargo Short-Term Municipal Bond Fund

Portfolio of investments—June 30, 2019

	Interest rate	Maturity date	Principal	Value
Miscellaneous Revenue: 0.19%

Maryland CDA Department of Housing & Community Multifamily Development Park Square Homes Series E	2.53%	8-1-2020	$7,500,000	$7,528,575

				89,495,303

Massachusetts: 3.14%

Education Revenue: 0.30%

Massachusetts Educational Financing Authority AMT Issue J	5.00	7-1-2021	1,280,000	1,363,238

Massachusetts Educational Financing Authority AMT Issue K Series A	5.00	7-1-2022	1,000,000	1,094,890

Massachusetts Educational Financing Authority Series A	5.00	1-1-2020	3,000,000	3,050,010

Massachusetts Educational Financing Authority Series A	5.00	1-1-2022	4,115,000	4,442,348

Massachusetts Educational Financing Authority Series K	5.00	7-1-2019	2,000,000	2,000,000

				11,950,486

Health Revenue: 0.40%

Massachusetts Development Finance Agency Partners Healthcare System Issue Series S-3 (SIFMA Municipal Swap +0.50%) ±	2.40	7-1-2038	5,000,000	5,002,400

Massachusetts Development Finance Agency Partners Healthcare System Series S-5 (SIFMA Municipal Swap +0.42%) ±	2.32	7-1-2044	11,230,000	11,227,193

				16,229,593

Housing Revenue: 1.18%

Massachusetts HFA Construction Loan Notes Series A	1.85	6-1-2020	5,750,000	5,750,978

Massachusetts HFA Construction Loan Notes Series B	2.05	12-1-2021	26,875,000	26,937,619

Massachusetts HFA Multifamily Conduit Van Brodie Mill Series A (TD Bank NA LOC)	2.00	7-1-2020	7,000,000	7,001,610

Massachusetts HFA Single Family Series 200 (1 Month LIBOR +0.38%) ±	2.09	12-1-2048	7,500,000	7,500,000

				47,190,207

Miscellaneous Revenue: 0.94%

Massachusetts Consolidated Loan Series D	1.05	8-1-2043	12,860,000	12,811,775

Massachusetts Consolidated Loan Subordinate Bond Series D-2	1.70	8-1-2043	24,550,000	24,689,935

				37,501,710

Transportation Revenue: 0.32%

Massachusetts Department of Transportation Refunding Bond	5.00	1-1-2039	11,500,000	12,861,255

				125,733,251

Michigan: 2.26%

Airport Revenue: 0.24%

Wayne County MI Airport Authority Refunding Bond Series A	5.00	12-1-2019	9,405,000	9,538,175

Education Revenue: 0.02%

Western Michigan University Refunding Bond	5.00	11-15-2020	1,000,000	1,048,370

GO Revenue: 0.61%

Allendale MI Public School District Series A (Qualified School Board Loan Fund Insured)	3.00	11-1-2021	895,000	927,095

Birmingham MI City School District	5.00	11-1-2019	5,970,000	6,043,073

Caledonia MI Community Schools (Qualified School Board Loan Fund Insured)	5.00	5-1-2020	500,000	515,310

Caledonia MI Community Schools (Qualified School Board Loan Fund Insured)	5.00	5-1-2021	1,140,000	1,216,471

Detroit MI Series 2018	5.00	4-1-2021	620,000	643,678

Wells Fargo Short-Term Municipal Bond Fund  |  21

Portfolio of investments—June 30, 2019

	Interest rate	Maturity date	Principal	Value

GO Revenue (continued)

Flushing MI Community School District (Qualified School Board Loan Fund Insured)	4.00%	5-1-2021	$1,135,000	$1,186,234

Gibraltar MI School District (Qualified School Board Loan Fund Insured)	5.00	5-1-2020	1,100,000	1,133,869

Gibraltar MI School District (Qualified School Board Loan Fund Insured)	5.00	5-1-2021	1,185,000	1,264,928

Grand Ledge MI Public School District (Qualified School Board Loan Fund Insured)	5.00	5-1-2020	2,680,000	2,760,695

Haslett MI Public Schools (Qualified School Board Loan Fund Insured)	4.00	5-1-2020	370,000	378,033

Haslett MI Public Schools (Qualified School Board Loan Fund Insured)	5.00	5-1-2021	500,000	532,785

Lake Orion MI Community School District 2015 Refunding Bond (Qualified School Board Loan Fund Insured)	5.00	5-1-2020	1,550,000	1,596,671

Lake Orion MI Community School District 2016 Refunding Bond (Qualified School Board Loan Fund Insured)	5.00	5-1-2020	1,390,000	1,431,853

Lake Orion MI Community School District 2016 Refunding Bond (Qualified School Board Loan Fund Insured)	5.00	5-1-2021	1,385,000	1,476,341

South Lyon MI Community School District	4.00	5-1-2020	1,425,000	1,456,664

Southgate MI Community School District (Build America Mutual Assurance Company Insured)	5.00	5-1-2020	500,000	515,395

Warren Woods MI Public Schools (Qualified School Board Loan Fund Insured)	5.00	5-1-2020	1,445,000	1,488,509

				24,567,604

Health Revenue: 0.21%

Michigan Finance Authority Crittenden Hospital Medical Center Series A	4.13	6-1-2032	4,290,000	4,626,422

Michigan Hospital Finance Authority Ascension Health Subordinate Credit Group Series 2005 A-4	1.63	11-1-2027	3,660,000	3,661,940

				8,288,362

Miscellaneous Revenue: 0.41%

Michigan Finance Authority Senior Lien Distributable State Aid Charter County of Wayne Criminal Justice Center Project	5.00	11-1-2022	1,150,000	1,283,147

Michigan Finance Authority Unemployment Obligation Assessment Series B	5.00	1-1-2020	15,000,000	15,026,850

				16,309,997

Tax Revenue: 0.03%

Michigan Finance Authority Local Government Loan Program Series 2014H-1	5.00	10-1-2022	1,075,000	1,156,367

Water & Sewer Revenue: 0.74%

Detroit MI Sewage Disposal System Series A (AGM Insured)	5.25	7-1-2019	2,615,000	2,615,000

Michigan Finance Authority Refunding Bond Local Government Loan Program Detroit Water & Sewer Series D-3 (National Insured)	5.00	7-1-2019	7,000,000	7,000,000

Michigan Finance Authority Refunding Bond Local Government Loan Program Detroit Water & Sewer Series D-6 (National Insured)	5.00	7-1-2019	1,500,000	1,500,000

Michigan Finance Authority Refunding Bond Local Government Loan Program Detroit Water & Sewer Series D-6 (National Insured)	5.00	7-1-2020	1,800,000	1,862,856

Michigan Finance Authority Refunding Bond Second Lien Detroit Water & Sewer Series C-5 (National Insured)	5.00	7-1-2019	7,000,000	7,000,000

Michigan Finance Authority Refunding Bond Second Lien Detroit Water & Sewer Series C-7 (National Insured)	5.00	7-1-2019	2,500,000	2,500,000

Michigan Finance Authority Refunding Bond Second Lien Detroit Water & Sewer Series C-7 (National Insured)	5.00	7-1-2020	3,835,000	3,968,918

Michigan Finance Authority Refunding Bond Second Lien Detroit Water & Sewer Series C-7 (National Insured)	5.00	7-1-2021	3,095,000	3,300,044

				29,746,818

				90,655,693

22  |  Wells Fargo Short-Term Municipal Bond Fund

Portfolio of investments—June 30, 2019

	Interest rate	Maturity date	Principal	Value
Minnesota: 0.89%

GO Revenue: 0.04%

Hastings MN Independent School District #200 Series A (South Dakota Credit Program Insured) ¤	0.00%	2-1-2023	$815,000	$769,116

Hastings MN Independent School District #200 Series A (South Dakota Credit Program Insured) ¤	0.00	2-1-2024	1,015,000	936,591

				1,705,707

Health Revenue: 0.17%

Kanabec County MN Firstlight Health Kanabec Hospital	2.75	12-1-2019	7,000,000	7,002,310

Housing Revenue: 0.59%

Dakota County Community Development Agency Senior Multifamily Housing West St. Paul Apartments Project Series A	2.25	1-1-2022	6,285,000	6,325,161

Dakota County Community Development Agency Senior Multifamily Housing West St. Paul Apartments Project Series B	3.80	7-1-2022	6,325,000	6,361,938

Minnesota HFA Series D (SIFMA Municipal Swap +0.43%) (GNMA/FNMA/FHLMC Insured) ±	2.33	1-1-2045	11,000,000	10,941,700

				23,628,799

Miscellaneous Revenue: 0.09%

Duluth MN Independent School District Certificates of Participation Series B (South Dakota Credit Program Insured)	5.00	2-1-2024	425,000	485,078

Duluth MN Independent School District Certificates of Participation Series B (South Dakota Credit Program Insured)	5.00	2-1-2025	375,000	437,704

Minneapolis & St. Paul MN Housing & RDA Children’s Hospital Clinics Series A (AGM Insured, U.S. Bank NA SPA) ø	1.33	8-15-2037	2,600,000	2,600,000

				3,522,782

				35,859,598

Mississippi: 0.71%

Housing Revenue: 0.54%

Mississippi Home Corporation Multifamily Vicksburg Housing Authority RAD Project (GNMA/FNMA/FHLMC Insured)	1.91	12-1-2020	21,500,000	21,527,950

Utilities Revenue: 0.17%

Mississippi Business Finance Corporation Mississippi Power Company Project Series 2010	2.75	12-1-2040	6,750,000	6,824,723

				28,352,673

Missouri: 1.19%

GO Revenue: 0.17%

Kansas City MO Series A	5.00	2-1-2020	1,495,000	1,527,232

St. Louis MO Special Administrative Board The Transitional School Direct Deposit Program	4.00	4-1-2022	5,030,000	5,384,816

				6,912,048

Health Revenue: 0.08%

Kirkwood MO IDA Retirement Community Series A	8.25	5-15-2045	3,000,000	3,174,720

Industrial Development Revenue: 0.60%

Missouri Environmental Improvement and Energy Resources Authority Kansas City Power And Light Company Project	2.75	5-1-2038	23,400,000	23,827,752

Wells Fargo Short-Term Municipal Bond Fund  |  23

Portfolio of investments—June 30, 2019

	Interest rate	Maturity date	Principal	Value
Miscellaneous Revenue: 0.30%

Missouri Development Finance Board Kauffman Center For The Performing Arts Series A (PNC Bank NA SPA) ø	1.94%	6-1-2037	$12,000,000	$12,000,000

Tax Revenue: 0.04%

Arnold MO Real Property Arnold Triangle Redevelopment Project Series A	3.75	5-1-2023	1,620,000	1,646,552

				47,561,072

Nebraska: 0.15%

Housing Revenue: 0.12%

Douglas Country NE Housing Authority Sorensen Senior Residences Project Series A	2.05	3-1-2020	5,000,000	5,003,000

Utilities Revenue: 0.03%

Nebraska Public Power Generation Agency Whelan Energy Center Unit 2 Series A	5.00	1-1-2020	1,000,000	1,017,880

				6,020,880

Nevada: 0.26%

Airport Revenue: 0.05%

Clark County NV Airport Jet Aviation Fuel Tax Series A	5.00	7-1-2019	1,000,000	1,000,000

Clark County NV Airport Jet Aviation Fuel Tax Series A	5.00	7-1-2020	1,000,000	1,032,590

				2,032,590

GO Revenue: 0.12%

Clark County NV School District Series C	5.00	6-15-2022	2,000,000	2,205,300

Clark County NV School District Series D	5.00	6-15-2021	2,395,000	2,561,932

				4,767,232

Industrial Development Revenue: 0.02%

Clark County NV PCR	1.88	6-1-2031	880,000	877,800

Utilities Revenue: 0.07%

Washoe County NV Sierra Pacific Power Series B	3.00	3-1-2036	520,000	541,455

Washoe County NV Water Facility Refunding Bond Series F	2.05	3-1-2036	2,000,000	2,017,060

				2,558,515

				10,236,137

New Hampshire: 0.13%

Health Revenue: 0.07%

New Hampshire HEFA Catholic Medical Center	4.00	7-1-2019	2,635,000	2,635,000

Housing Revenue: 0.06%

New Hampshire HFA Multifamily Housing Series 1 (FHA Insured)	1.75	1-1-2020	2,455,000	2,459,124

				5,094,124

New Jersey: 6.49%

Education Revenue: 0.28%

New Jersey EDA Student Loan Series 1	5.50	12-1-2021	1,000,000	1,087,980

New Jersey Higher Education Assistance Authority Series A1	5.00	12-1-2020	9,775,000	10,223,282

				11,311,262

24  |  Wells Fargo Short-Term Municipal Bond Fund

Portfolio of investments—June 30, 2019

	Interest rate	Maturity date	Principal	Value
GO Revenue: 0.22%

Andover NJ Regional School District Refunding School Bond Series 2014 (Build America Mutual Assurance Company Insured)	3.00%	2-15-2020	$515,000	$520,315

New Jersey TTFA Transit System Series A	5.75	6-15-2020	2,275,000	2,361,245

Trenton City NJ Refunding Bond	4.00	7-15-2019	1,905,000	1,906,372

Trenton City NJ Refunding Bond	4.00	7-15-2020	1,685,000	1,713,106

Trenton City NJ Refunding Bond (Build America Mutual Assurance Company Insured)	5.00	12-1-2020	1,675,000	1,755,718

Winslow Township NJ Board of Education Refunding Bond	4.00	8-1-2019	525,000	526,129

				8,782,885

Housing Revenue: 2.21%

New Jersey Housing & Mortgage Finance Agency Multifamily Series A	2.00	11-1-2021	325,000	327,740

New Jersey Housing & Mortgage Finance Agency Multifamily Series B	1.65	5-1-2020	4,605,000	4,611,401

New Jersey Housing & Mortgage Finance Agency Multifamily Series B	2.00	5-1-2021	14,335,000	14,444,519

New Jersey Housing & Mortgage Finance Agency Multifamily Series C	2.41	10-1-2021	27,500,000	27,777,475

New Jersey Housing & Mortgage Finance Agency Single Family Housing Series B	2.60	10-1-2021	5,930,000	6,002,702

New Jersey Housing & Mortgage Finance Agency Single Family Housing Series B	2.70	4-1-2022	6,060,000	6,162,293

New Jersey Housing & Mortgage Finance Agency Single Family Housing Series B	2.80	10-1-2022	5,655,000	5,772,285

New Jersey Housing & Mortgage Finance Agency Single Family Housing Series B	2.90	4-1-2023	6,235,000	6,400,103

New Jersey Housing & Mortgage Finance Agency Single Family Housing Series B	2.95	10-1-2023	5,840,000	6,022,792

New Jersey Housing & Mortgage Finance Agency Single Family Housing Series B	3.10	4-1-2024	2,760,000	2,871,670

New Jersey Housing & Mortgage Finance Agency Single Family Housing Series B	3.25	4-1-2025	3,140,000	3,290,657

New Jersey Housing & Mortgage Finance Agency Villa Victoria Apartments Project Series F	2.43	11-1-2021	5,000,000	5,049,600

				88,733,237

Miscellaneous Revenue: 1.99%

New Jersey EDA Prerefunded Bond	5.00	12-15-2019	285,000	289,677

New Jersey EDA Unrefunded Bond	5.00	12-15-2019	715,000	726,047

New Jersey EDA School Facilities Construction Bond Series DDD	5.00	6-15-2023	3,000,000	3,340,860

New Jersey EDA School Facilities Construction Bond Series DDD	5.00	6-15-2024	2,605,000	2,964,751

New Jersey EDA School Facilities Construction Bonds Series K (National Insured)	5.25	12-15-2021	1,040,000	1,126,726

New Jersey EDA School Facilities Construction Bonds Series NN	5.00	3-1-2022	405,000	437,635

New Jersey EDA School Facilities Construction Refunding Bond Series NN	5.00	3-1-2021	5,020,000	5,267,637

New Jersey EDA Series BBB	5.00	6-15-2022	6,000,000	6,534,000

New Jersey EDA Series BBB	5.00	6-15-2023	4,000,000	4,454,480

New Jersey EDA Series XX	5.00	6-15-2022	7,500,000	8,167,500

New Jersey EDA Transportation Project New Jersey Transit Corporation Project Series B	5.00	11-1-2021	2,490,000	2,675,181

New Jersey EDA Transportation Project New Jersey Transit Corporation Project Series B	5.00	11-1-2022	26,000,000	28,635,360

New Jersey HFFA Greystone Park Psychiatric Hospital Project Series B	5.00	9-15-2019	2,135,000	2,148,728

New Jersey School Facilities Construction Prerefunded Bond Series EE	5.00	9-1-2020	1,650,000	1,718,112

New Jersey TTFA Series A	5.00	12-15-2019	3,000,000	3,046,350

New Jersey TTFA Series A	5.00	6-15-2020	1,000,000	1,030,860

Wells Fargo Short-Term Municipal Bond Fund  |  25

Portfolio of investments—June 30, 2019

	Interest rate	Maturity date	Principal	Value

Miscellaneous Revenue (continued)

Newark NJ Housing Authority Newark Redevelopment Project Refunding Bond (National Insured)	5.25%	1-1-2020	$2,170,000	$2,210,492

Newark NJ Housing Authority Newark Redevelopment Project Refunding Bond (National Insured)	5.25	1-1-2021	4,570,000	4,814,906

				79,589,302

Tax Revenue: 0.05%

New Jersey Casino Reinvestment Development Authority	4.00	11-1-2019	1,425,000	1,434,391

New Jersey EDA School Facilities Construction Unrefunded Bond Series EE	5.00	9-1-2020	610,000	632,802

				2,067,193

Transportation Revenue: 1.74%

New Jersey TTFA Series A	5.25	12-15-2020	33,465,000	35,152,305

New Jersey TTFA Series A1	5.00	6-15-2020	7,000,000	7,222,040

New Jersey TTFA Series A1	5.00	6-15-2021	5,000,000	5,311,600

New Jersey Turnpike Authority Series C-6 (1 Month LIBOR +0.75%) ±	2.46	1-1-2030	21,820,000	21,951,793

				69,637,738

				260,121,617

New Mexico: 0.79%

Utilities Revenue: 0.79%

Farmington NM PCR Southern California Edison Company Four Corners Project Series 2011	1.88	4-1-2029	5,000,000	4,987,500

Farmington NM PCR Southern California Edison Company Four Corners Project Series A	1.88	4-1-2029	4,950,000	4,937,625

New Mexico Municipal Energy Acquisition Authority Gas Supply Subordinate Bond Series B (1 Month LIBOR +0.75%) (Royal Bank of Canada SPA) ±	2.39	11-1-2039	21,725,000	21,725,000

				31,650,125

New York: 7.06%

GO Revenue: 1.10%

Nassau County NY Prerefunded Bond Series C	5.00	10-1-2020	3,020,000	3,048,086

Nassau County NY Series A	5.00	1-1-2020	4,000,000	4,073,920

Nassau County NY Series F	5.00	10-1-2020	1,780,000	1,796,554

Nassau County NY Unrefunded Bond Series C	5.00	10-1-2020	45,000	45,419

New York NY Series J Subordinate Bond Series J-3 (AGM Insured) (m)	2.34	6-1-2036	22,125,000	22,125,000

Oyster Bay NY Public Improvement	4.00	2-15-2020	1,000,000	1,013,480

Rockland County NY Public Improvement Series C (AGM Insured)	3.00	5-1-2020	1,390,000	1,410,600

Rockland County NY Refunding Bond (Build America Mutual Assurance Company Insured)	3.00	2-15-2020	630,000	636,974

Suffolk County NY TAN	5.00	7-24-2019	10,000,000	10,020,800

				44,170,833

Health Revenue: 0.14%

New York NY Health & Hospital Corporation Health System Series A	5.50	2-15-2020	5,755,000	5,773,128

Housing Revenue: 0.62%

New York HFA Affordable Housing Series L (GNMA/FNMA/FHLMC Insured)	1.65	5-1-2021	6,400,000	6,415,552

New York HFA Affordable Housing Series M-1 (GNMA/FNMA/FHLMC Insured)	1.80	5-1-2020	1,200,000	1,203,252

26  |  Wells Fargo Short-Term Municipal Bond Fund

Portfolio of investments—June 30, 2019

	Interest rate	Maturity date	Principal	Value

Housing Revenue (continued)

New York HFA Affordable Housing Series M-1 (GNMA/FNMA/FHLMC Insured)	2.00%	5-1-2021	$5,000,000	$5,038,200

New York NY Housing Development Corporation Sustainable Neighborhood Bonds Series I2B	2.00	5-1-2021	12,000,000	12,000,000

				24,657,004

Industrial Development Revenue: 1.05%

New York Transportation Development Corporation American Airlines Incorporated John F. Kennedy International Airport Project Series 2016	5.00	8-1-2019	8,000,000	8,018,720

New York Transportation Development Corporation Special Facilities Revenue Delta Airlines Incorporated LaGuardia Airport Terminals C&D Redevelopment	5.00	1-1-2024	30,130,000	33,984,230

				42,002,950

Miscellaneous Revenue: 0.15%

Suffolk County NY Judicial Facilities Agency Leases H. Lee Dennison Building	5.00	11-1-2019	2,775,000	2,805,719

Suffolk County NY Judicial Facilities Agency Leases H. Lee Dennison Building	5.00	11-1-2020	2,915,000	3,044,105

				5,849,824

Tax Revenue: 0.64%

New York Metropolitan Transportation Authority Subordinate Bond Series A2A (SIFMA Municipal Swap +0.45%) ±	2.35	11-1-2026	6,980,000	6,967,506

New York NY Transitional Finance Authority Subordinate Bond Series 1-B (SIFMA Municipal Swap +0.80%) ±	2.70	11-1-2022	18,500,000	18,608,410

				25,575,916

Transportation Revenue: 2.85%

New York Metropolitan Transportation Authority Subordinate Bond Series A2 (SIFMA Municipal Swap +0.58%) ±	2.48	11-15-2039	2,000,000	2,001,960

New York Metropolitan Transportation Authority Subordinate Bond Series B4	5.00	11-15-2030	13,835,000	14,007,246

New York Metropolitan Transportation Authority Subordinate Bond Series C2	4.00	11-15-2033	8,330,000	8,550,828

New York Metropolitan Transportation Authority Subordinate Bond Series D-2 (SIFMA Municipal Swap +0.45%) ±	2.35	11-15-2044	22,545,000	22,496,303

New York Metropolitan Transportation Authority Subordinate Bond Series D-2A-1 (1 Month LIBOR +0.57%) (AGM Insured) ±	2.25	11-1-2032	7,500,000	7,509,900

New York Metropolitan Transportation Authority Subordinate Bond Series D-2A-2 (1 Month LIBOR +0.68%) (AGM Insured) ±	2.36	11-1-2032	20,000,000	20,071,000

New York Metropolitan Transportation Authority Subordinate Bond Series D-2B (1 Month LIBOR +0.30%) (AGM Insured) ±	1.98	11-1-2032	6,000,000	5,982,180

Niagara Falls NY Board Community Toll (National Insured)	6.25	10-1-2020	8,685,000	9,206,013

Triborough Bridge & Tunnel Authority New York Series B (U.S. SOFR +0.43%) ±	2.05	1-1-2032	24,590,000	24,597,131

				114,422,561

Utilities Revenue: 0.51%

Long Island NY Power Authority Electric System Series C (1 Month LIBOR +0.75%) ±	2.46	5-1-2033	20,550,000	20,562,947

				283,015,163

North Carolina: 0.19%

Health Revenue: 0.19%

Charlotte Mecklenburg NC Hospital Authority Atrium Health Series B	5.00	1-15-2048	7,000,000	7,627,060

Wells Fargo Short-Term Municipal Bond Fund  |  27

Portfolio of investments—June 30, 2019

	Interest rate	Maturity date	Principal	Value
Ohio: 1.81%

GO Revenue: 0.01%

Springfield OH Refunding Bond (AGC Insured)	4.00%	12-1-2020	$440,000	$440,757

Health Revenue: 0.08%

Lake County OH Lake Hospital System Incorporated	5.00	8-15-2020	905,000	938,268

Warren County OH HCFR Otterbein Homes Series A	5.00	7-1-2019	2,215,000	2,215,000

				3,153,268

Housing Revenue: 0.82%

Cuyahoga OH Metropolitan Housing Authority Headquarters Project	1.75	3-1-2020	5,510,000	5,512,810

Lucas OH Metropolitan Housing Authority Certificate of Participation	2.25	11-1-2020	530,000	531,304

Lucas Plaza OH Housing Development Corporation Refunding Bond (FHA Insured) ¤	0.00	6-1-2024	15,800,000	14,503,452

Ohio HFA Cambridge Village Apartments Project (HUD Insured)	2.40	4-1-2021	3,200,000	3,219,040

Trumbull Metropolitan Housing Authority Multifamily Housing Apartments Project Series A	1.70	6-1-2022	9,250,000	9,261,193

				33,027,799

Miscellaneous Revenue: 0.07%

Ohio Portsmouth Bypass Project	5.00	12-31-2020	1,320,000	1,375,282

Ohio Portsmouth Bypass Project	5.00	12-31-2021	1,205,000	1,285,590

				2,660,872

Resource Recovery Revenue: 0.26%

Ohio Air Quality Development Authority Ohio Valley Electric Corporation Series E	5.63	10-1-2019	10,200,000	10,256,916

Utilities Revenue: 0.57%

American Municipal Power Ohio Incorporated Refunding Bond	2.30	2-15-2038	8,750,000	8,882,038

Lancaster OH Port Authority Gas Supply	5.00	8-1-2049	12,000,000	13,963,800

				22,845,838

				72,385,450

Oklahoma: 0.71%

Airport Revenue: 0.06%

Tulsa OK Airports Improvement Trust Series 2013A (Build America Mutual Assurance Company Insured)	5.00	6-1-2020	695,000	716,024

Tulsa OK Airports Improvement Trust Series 2015A (Build America Mutual Assurance Company Insured)	5.00	6-1-2020	1,710,000	1,761,728

				2,477,752

GO Revenue: 0.37%

Oklahoma County OK Independent School District #52 Series A	2.50	1-1-2021	3,535,000	3,593,999

Oklahoma County OK Independent School District #52 Series A	3.00	1-1-2022	3,535,000	3,674,102

Oklahoma County OK Independent School District #52 Series A	3.00	1-1-2023	3,135,000	3,306,453

Oklahoma County OK Independent School District #52 Series A	3.50	1-1-2020	2,840,000	2,870,019

Woodward County OK Independent School District #1 Board of Education	2.30	6-1-2020	1,435,000	1,441,834

				14,886,407

28  |  Wells Fargo Short-Term Municipal Bond Fund

Portfolio of investments—June 30, 2019

	Interest rate	Maturity date	Principal	Value
Health Revenue: 0.05%

Oklahoma Development Finance Authority Oklahoma University Medicine Project Series B	5.00%	8-15-2022	$500,000	$544,010

Oklahoma Development Finance Authority Oklahoma University Medicine Project Series B	5.00	8-15-2023	500,000	556,910

Oklahoma Development Finance Authority Oklahoma University Medicine Project Series B	5.00	8-15-2024	600,000	683,076

				1,783,996

Miscellaneous Revenue: 0.22%

Blaine County OK Educational Facilities Authority Watonga Public Schools Project	5.00	12-1-2020	750,000	784,748

Blaine County OK Educational Facilities Authority Watonga Public Schools Project	5.00	12-1-2021	945,000	1,019,362

Cleveland County OK Educational Facilities Authority Norman Public Schools Project	5.00	7-1-2019	2,000,000	2,000,000

Creek County OK Educational Facilities Authority Sapulpa Public School Project	5.00	9-1-2020	2,550,000	2,655,570

Grady County OK School Finance Authority Tuttle Public School Project	5.00	9-1-2019	1,000,000	1,005,850

Grady County OK School Finance Authority Tuttle Public School Project	5.00	9-1-2021	1,065,000	1,142,692

				8,608,222

Tax Revenue: 0.01%

Cleveland County OK Justice Authority Detention Facility Project	4.00	3-1-2020	500,000	500,935

				28,257,312

Other: 0.97%

Miscellaneous Revenue: 0.97%

Branch Banking & Trust Municipal Investment Trust Various States Class C (SIFMA Municipal Swap +1.05%) (Rabobank LOC) 144A±	2.95	12-31-2019	3,021,812	3,021,812

FHLMC Multiclass Mortgage Certificate of Participation Series M012 Class A1A øø	1.60	8-15-2051	983,499	986,715

FHLMC Multiclass Mortgage Certificate of Participation Series M012 Class A1B1 øø	2.25	8-15-2051	18,194,730	18,468,561

FHLMC Multifamily Certificates Series M042 Class A (SIFMA Municipal Swap +0.25%) ø	2.15	9-15-2033	10,870,000	10,870,000

Public Housing Capital Fund Trust I (HUD Insured) 144A	4.50	7-1-2022	4,353,995	4,396,316

Public Housing Capital Fund Trust II (HUD Insured) 144A	4.50	7-1-2022	973,212	980,044

				38,723,448

Pennsylvania: 6.92%

Education Revenue: 0.92%

Lehigh County PA General Purpose Authority (SIFMA Municipal Swap +0.58%) ±	2.48	11-1-2037	11,500,000	11,502,185

Philadelphia PA IDA Thomas Jefferson University Series B ø	2.13	9-1-2050	25,210,000	25,210,000

				36,712,185

GO Revenue: 1.42%

Butler PA Area School District (AGM Insured)	5.00	10-1-2023	1,280,000	1,454,362

Butler PA Area School District (AGM Insured)	5.00	10-1-2024	2,965,000	3,453,009

Butler PA Area School District (AGM Insured)	5.00	10-1-2025	4,695,000	5,586,627

Coatesville PA Area School District (AGM Insured)	5.00	8-1-2023	1,000,000	1,123,260

Lackawanna County PA Riverside School District Project (Build America Mutual Assurance Company Insured)	4.00	10-15-2019	1,400,000	1,409,268

Wells Fargo Short-Term Municipal Bond Fund  |  29

Portfolio of investments—June 30, 2019

	Interest rate	Maturity date	Principal	Value

GO Revenue (continued)

Lackawanna County PA Riverside School District Project (Build America Mutual Assurance Company Insured)	4.00%	10-15-2020	$1,455,000	$1,495,667

Manheim Township PA School District Series A (1 Month LIBOR +0.47%) ±	2.13	5-1-2025	3,760,000	3,767,031

Penn Hills PA School District (Build America Mutual Assurance Company Insured)	5.00	11-15-2020	825,000	864,328

Penn Hills PA School District (Build America Mutual Assurance Company Insured)	5.00	11-15-2021	1,275,000	1,375,687

Philadelphia PA School District Series A	5.00	9-1-2022	1,000,000	1,102,110

Philadelphia PA School District Series A	5.00	9-1-2024	800,000	925,568

Philadelphia PA School District Series C	5.00	9-1-2020	1,125,000	1,168,245

Philadelphia PA School District Series D	5.00	9-1-2020	1,500,000	1,557,660

Philadelphia PA School District Series D	5.00	9-1-2021	1,750,000	1,873,795

Philadelphia PA School District Series E (State Aid Withholding Insured)	5.00	9-1-2020	2,225,000	2,310,529

Philadelphia PA School District Series E	5.25	9-1-2023	7,000,000	7,289,800

Philadelphia PA School District Series F	5.00	9-1-2020	2,750,000	2,855,710

Philadelphia PA School District Series F	5.00	9-1-2021	3,580,000	3,833,249

Philadelphia PA Unrefunded Bond Series A (AGM Insured)	5.00	8-1-2019	3,420,000	3,429,234

Scranton PA 144A	5.00	9-1-2020	2,205,000	2,272,627

Scranton PA School District Series A	5.00	6-1-2021	680,000	719,426

Scranton PA School District Series A	5.00	6-1-2022	730,000	789,174

Scranton PA School District Series A	5.00	6-1-2023	835,000	929,004

Scranton PA School District Series B	5.00	6-1-2021	580,000	613,628

Scranton PA School District Series B (National Insured)	5.00	6-1-2022	870,000	945,673

Scranton PA School District Series B (National Insured)	5.00	6-1-2023	615,000	684,237

Scranton PA School District Series C	5.00	6-1-2020	585,000	600,643

Scranton PA School District Series C	5.00	6-1-2021	590,000	624,208

Warwick PA School District	4.00	2-15-2020	1,000,000	1,016,590

West Mifflin PA School District (AGM Insured)	5.00	10-1-2019	750,000	756,863

				56,827,212

Health Revenue: 1.42%

Allegheny County PA Hospital Development Authority University of Pittsburgh Medical Center Series A-1 (3 Month LIBOR +0.72%) ±	2.45	2-1-2021	1,345,000	1,346,668

Berks County PA IDA Health System Tower Health Project	5.00	11-1-2023	1,000,000	1,137,360

Berks County PA IDA Health System Tower Health Project	5.00	11-1-2024	1,000,000	1,165,750

Franklin County PA IDA Menno-Haven Incorporated Project	4.00	12-1-2019	500,000	503,160

Franklin County PA IDA Menno-Haven Incorporated Project	5.00	12-1-2021	230,000	242,443

Lancaster County PA Hospital Authority Healthcare Facilities Moravian Manors Incorporated Project	2.88	12-15-2023	1,200,000	1,200,492

Montgomery County PA Higher Education & Health Authority Series 2018D ø	2.13	9-1-2050	12,000,000	12,000,000

Montgomery County PA Higher Education & Health Authority Thomas Jefferson University Series A	5.00	9-1-2023	1,050,000	1,196,328

Montgomery County PA Higher Education & Health Authority Thomas Jefferson University Series C (SIFMA Municipal Swap +0.72%) ±	2.62	9-1-2051	10,000,000	10,000,200

Montgomery County PA IDA Albert Einstein Healthcare Network Issue Series A	5.00	1-15-2020	1,315,000	1,335,422

Philadelphia PA Hospitals & HEFAR Temple University Health System	5.00	7-1-2021	1,250,000	1,315,875

Philadelphia PA Hospitals & HEFAR Temple University Health System	5.00	7-1-2022	2,000,000	2,156,300

Quakertown PA Health Facilities Authority Series A	3.13	7-1-2021	3,250,000	3,235,375

South Central General Authority WellSpan Health Obliged Group Revenue Bond Series 2019E (U.S. Bank NA LIQ) ø	1.92	6-1-2035	20,000,000	20,000,000

				56,835,373

30  |  Wells Fargo Short-Term Municipal Bond Fund

Portfolio of investments—June 30, 2019

	Interest rate	Maturity date	Principal	Value
Housing Revenue: 0.82%

Pennsylvania HFA Single Family Series 125A	2.38%	10-1-2025	$19,945,000	$20,175,365

Pennsylvania HFA Single Family Series 128A	4.75	4-1-2033	8,745,000	9,501,443

Pittsburgh PA Urban RDA Crawford Square Apartments Project	2.25	12-1-2020	3,300,000	3,308,052

				32,984,860

Industrial Development Revenue: 0.59%

Lehigh County PA IDA Electric Utilities Corporation Series B	1.80	2-15-2027	2,500,000	2,515,050

Montgomery County PA IDA Exelon Generation Company LLC	2.50	10-1-2030	15,795,000	15,850,756

Montgomery County PA IDA Peco Energy Company Project Series A	2.60	3-1-2034	2,125,000	2,136,624

Pennsylvania EDFA Bridges Finco LP	5.00	12-31-2020	1,850,000	1,928,866

Pennsylvania EDFA Bridges Finco LP	5.00	12-31-2021	1,095,000	1,170,172

				23,601,468

Miscellaneous Revenue: 0.39%

Bethlehem PA Area School District Authority Bethlehem Area School District Refunding Bond Project (1 Month LIBOR +0.49%) ±	2.17	1-1-2030	4,980,000	4,980,000

Butler County General Authority Hampton Township School District Project Series 2007 (AGM Insured, PNC Bank NA SPA) ø	1.90	9-1-2027	2,000,000	2,000,000

Delaware County PA Authority Neumann University	4.00	10-1-2021	2,005,000	2,062,403

Pennsylvania Certificate of Participation (AGM Insured)	2.00	11-1-2019	1,100,000	1,099,978

Pennsylvania Certificate of Participation (AGM Insured)	4.00	11-1-2019	1,005,000	1,011,593

Philadelphia PA RDA Transformation Initiative Series B	5.00	4-15-2020	1,870,000	1,916,900

Scranton PA RDA Series A (Municipal Government Guaranty Insured)	5.00	11-15-2021	2,580,000	2,657,684

				15,728,558

Resource Recovery Revenue: 0.55%

Delaware County PA IDA Resource Recovery Facility Series A	6.20	7-1-2019	145,000	145,000

Pennsylvania EDFA Solid Waste Disposal Series A	1.70	8-1-2037	9,420,000	9,412,935

Pennsylvania EDFA Solid Waste Disposal Waste Management Incorporated Project	1.95	8-1-2045	12,500,000	12,504,125

				22,062,060

Transportation Revenue: 0.38%

Pennsylvania Turnpike Commission Series B (SIFMA Municipal Swap +1.27%) ±	3.17	12-1-2020	11,300,000	11,390,287

Pennsylvania Turnpike Commission Series B (SIFMA Municipal Swap +0.70%) ±	2.60	12-1-2023	2,880,000	2,897,798

Reading PA Parking Authority CAB (National Insured) ¤	0.00	11-15-2019	1,000,000	991,650

				15,279,735

Utilities Revenue: 0.06%

Philadelphia PA Gas Works Series 1998 General Ordinance (AGM Insured)	5.00	7-1-2019	2,500,000	2,500,000

Water & Sewer Revenue: 0.37%

Pittsburgh PA Water & Sewer Authority Series C (1 Month LIBOR +0.64%) (AGM Insured) ±	2.39	9-1-2040	15,000,000	15,005,850

				277,537,301

Rhode Island: 0.35%

Education Revenue: 0.05%

Rhode Island Student Loan Authority AMT Series A	5.00	12-1-2019	450,000	456,107

Rhode Island Student Loan Authority AMT Series A	5.00	12-1-2023	1,175,000	1,326,458

				1,782,565

Wells Fargo Short-Term Municipal Bond Fund  |  31

Portfolio of investments—June 30, 2019

	Interest rate	Maturity date	Principal	Value
Health Revenue: 0.08%

Rhode Island Health & Educational Building Corporation Tockwotton Home Series 2011	8.38%	1-1-2046	$3,000,000	$3,309,450

Miscellaneous Revenue: 0.22%

Rhode Island & Providence Plantations Consolidated Capital Development Series A	5.00	8-1-2023	8,045,000	8,925,525

				14,017,540

South Carolina: 0.78%

Health Revenue: 0.40%

Greenville SC Health System Hospital Series 2014-B Tender Option Bond Trust Receipts/Certificates Series 2015-XF0145 (TD Bank NA LIQ) 144Aø	2.00	5-30-2022	8,020,000	8,020,000

South Carolina Jobs EDA Prisma Health Obligated Group Series C ø	2.12	5-1-2048	8,000,000	8,000,000

				16,020,000

Transportation Revenue: 0.24%

South Carolina Transportation Infrastructure Bank Refunding Bond Series B (1 Month LIBOR +0.45%) ±	2.05	10-1-2031	9,800,000	9,787,946

Utilities Revenue: 0.14%

Piedmont SC Municipal Power Agency (National Insured)	5.38	1-1-2025	4,760,000	5,609,422

				31,417,368

Tennessee: 1.72%

Airport Revenue: 0.08%

Memphis-Shelby County TN Airport Authority Series A1	5.75	7-1-2019	1,500,000	1,500,000

Memphis-Shelby County TN Airport Authority Series B	5.50	7-1-2019	1,505,000	1,505,000

				3,005,000

Health Revenue: 0.04%

Greeneville TN Health and Educational Ballad Health Series A	5.00	7-1-2023	1,600,000	1,800,080

Housing Revenue: 0.17%

Kingsport TN Housing & RDA Collateralized Multifamily Housing Series B	2.22	1-1-2022	6,700,000	6,767,402

Utilities Revenue: 1.43%

Tennessee Energy Acquisition Corporation Gas Project	4.00	11-1-2049	7,500,000	8,264,400

Tennessee Energy Acquisition Corporation Series A	4.00	5-1-2048	45,840,000	49,138,646

				57,403,046

				68,975,528

Texas: 15.02%

Airport Revenue: 0.21%

Dallas-Fort Worth TX International Airport Series B	5.00	11-1-2023	500,000	553,240

El Paso TX Airport Series 2018	5.00	8-15-2025	3,110,000	3,623,461

Houston TX Airport System Refunding Bond Subordinate Lien Series A	5.00	7-1-2024	3,620,000	3,979,104

				8,155,805

Education Revenue: 0.56%

Clifton TX Higher Education Finance Corporation Education International Leadership Series D	5.00	8-15-2021	665,000	688,627

Clifton TX Higher Education Finance Corporation Education International Leadership Series D	5.00	8-15-2022	1,000,000	1,049,060

32  |  Wells Fargo Short-Term Municipal Bond Fund

Portfolio of investments—June 30, 2019

	Interest rate	Maturity date	Principal	Value

Education Revenue (continued)

Clifton TX Higher Education Finance Corporation Education International Leadership Series D	5.00%	8-15-2023	$1,510,000	$1,601,491

Clifton TX Higher Education Finance Corporation Education International Leadership Series D	5.00	8-15-2024	3,125,000	3,347,375

North Texas Higher Education Authority Incorporated Student Loan Series 2 Class A (3 Month LIBOR +1.00%) ±	3.59	4-1-2037	4,585,000	4,593,253

Texas A&M University System Permanent University Series A	5.00	7-1-2021	4,870,000	5,226,094

Texas PFA Southern University Financing System (Build America Mutual Assurance Company Insured)	5.00	11-1-2019	2,375,000	2,399,866

University of Texas Financing System Refunding Bonds Series C	5.00	8-15-2022	3,000,000	3,342,030

				22,247,796

GO Revenue: 8.52%

Brownsville TX Independent School District Maintenance Tax Notes	4.00	8-15-2019	7,905,000	7,930,296

Clear Creek TX Independent School District Series B	3.00	2-15-2032	4,945,000	4,953,753

Cypress-Fairbanks TX Independent School District Series B-2	2.13	2-15-2040	17,000,000	17,179,350

Dallas TX Unrefunded Balance Refunding Bond	5.00	2-15-2021	3,580,000	3,790,934

Eagle Mountain & Saginaw TX Independent School District	2.00	8-1-2050	12,150,000	12,155,103

El Paso County TX Hospital District Refunding Bond	5.00	8-15-2019	4,035,000	4,050,373

Fort Bend TX Independent School District Series C	1.35	8-1-2042	4,525,000	4,521,606

Fort Bend TX independent School District Series D	1.50	8-1-2042	10,530,000	10,498,515

Harris County TX Refunding Bonds Series A	5.00	10-1-2021	10,000,000	10,091,300

Hays TX Consolidated Independent School District Building Bonds Series B	2.70	8-15-2042	7,370,000	7,594,932

Houston TX Independent School District	1.45	6-1-2029	8,385,000	8,382,652

Houston TX Independent School District Limited Tax Schoolhouse Series B	2.40	6-1-2036	5,000,000	5,082,650

Houston TX Public Improvement Series A	5.00	3-1-2020	4,000,000	4,098,240

Houston TX Public Improvement Series A	5.00	3-1-2021	4,000,000	4,242,080

Houston TX Public Improvement Series A	5.00	3-1-2022	5,000,000	5,474,000

Houston TX Public Improvement Series A	5.00	3-1-2023	3,500,000	3,943,415

Hurst Euless Bedford TX Independent School District Prerefunded Bond	5.00	8-15-2022	2,140,000	2,225,001

Hutto TX Independent School District Series 2015	3.00	2-1-2055	23,425,000	23,820,414

Lake Travis TX Independent School District Prefunded Series B	2.63	2-15-2048	1,010,000	1,042,229

Lake Travis TX Independent School District Unrefunded Bond	2.63	2-15-2048	8,990,000	9,215,379

Leander TX Independent School District Unrefunded Bond ¤	0.00	8-15-2044	8,500,000	2,674,950

Leander TX Independent School District Refunding CAB ¤	0.00	8-15-2023	1,065,000	996,893

Mansfield TX Independent School District	2.50	8-1-2042	8,250,000	8,403,533

McAllen TX Independent School District Series A	5.00	2-15-2024	2,620,000	2,949,334

New Caney TX Independent School District Building Bonds	3.00	2-15-2050	1,100,000	1,131,559

North East TX Independent School District	2.20	8-1-2049	4,800,000	4,923,744

North East TX Independent School District	2.00	8-1-2044	9,320,000	9,323,914

North East TX Independent School District	2.38	8-1-2047	7,135,000	7,302,744

Northside TX Independent School District Building Bonds Series 2018	2.75	8-1-2048	18,975,000	19,818,439

Northside TX Independent School District Building Project	1.75	6-1-2032	6,045,000	6,045,907

Northside TX Independent School District Building Project	2.00	8-1-2044	21,330,000	21,338,959

Northside TX Independent School District Building Project	2.00	6-1-2046	8,600,000	8,677,572

Pflugerville TX Independent School District Prerefunded Bond School Building Series 2017	2.00	8-15-2039	7,665,000	7,671,132

Pflugerville TX Independent School District Prerefunded Bond School Building Series A	2.00	8-15-2039	4,830,000	4,833,864

Texas Anticipation Notes Series 2018	4.00	8-29-2019	50,000,000	50,193,500

Texas Northside Independent School District	1.45	6-1-2047	4,000,000	4,001,080

Wells Fargo Short-Term Municipal Bond Fund  |  33

Portfolio of investments—June 30, 2019

	Interest rate	Maturity date	Principal	Value

GO Revenue (continued)

Texas Transportation Commission Mobility Fund Series B (SIFMA Municipal Swap +0.30%) ±	2.20%	10-1-2041	$24,500,000	$24,440,465

Tomball TX Independent School District Series B2	2.13	2-15-2039	6,500,000	6,572,605

				341,592,416

Health Revenue: 0.59%

Harris County TX Methodist Hospital System Series A1 ø	1.95	12-1-2041	10,000,000	10,000,000

Residual Interest Bond Floater Trust Certificates Series 2019-010 (Barclays Bank plc LOC, Barclays Bank plc LIQ) 144Aø	2.05	11-15-2046	10,000,000	10,000,000

Tarrant County TX ECFA Hendrick Medical Center Group	5.00	9-1-2019	655,000	658,806

Tarrant County TX ECFA Hendrick Medical Center Group	5.00	9-1-2020	920,000	957,867

Tarrant County TX ECFA Hendrick Medical Center Group	5.00	11-15-2020	1,045,000	1,064,751

Travis County TX Health Facilities Development Corporation Longhorn Village Project Series A	7.13	1-1-2046	845,000	915,642

				23,597,066

Housing Revenue: 2.12%

Alamito TX Public Facility Corporation Cramer Three Apartments Project	2.50	11-1-2021	20,000,000	20,312,600

Austin TX Affordable PFC Incorporated Multifamily Housing Bridge Cameron Apartments	1.86	12-1-2021	25,000,000	25,033,750

Bexar County TX Housing Finance Corporation Medio Springs Apartments Project	2.00	11-1-2020	26,500,000	26,577,645

New Hope TX Cultural Education Facilities Finance Corporation Student Housing Project Series A	3.25	8-1-2019	13,000,000	13,000,520

				84,924,515

Resource Recovery Revenue: 0.31%

Mission TX Economic Development Corporation Waste Management Project	2.50	8-1-2020	11,000,000	11,008,140

Port Arthur TX Navigation District Jefferson County Environmental Facilities Motiva Enterprises LLC Project Series A ø	2.07	4-1-2040	1,550,000	1,550,000

				12,558,140

Transportation Revenue: 0.71%

Central Texas Regional Mobility Authority Series B	5.00	1-1-2045	310,000	320,159

Central Texas Regional Mobility Authority Subordinate Lien Bond	4.00	1-1-2022	6,000,000	6,257,640

North Texas Tollway Authority Series A	5.00	1-1-2020	1,050,000	1,068,984

North Texas Tollway Authority Series A	5.00	1-1-2021	1,860,000	1,960,570

North Texas Tollway Authority Special Projects System Series A	6.00	9-1-2041	3,500,000	3,845,065

North Texas Tollway Authority Special Projects System Series D	5.00	9-1-2024	1,790,000	1,928,439

North Texas Tollway Authority Special Projects System Series D	5.00	9-1-2028	4,335,000	4,670,269

North Texas Tollway Authority Special Projects System Series D	5.25	9-1-2025	3,840,000	4,157,376

North Texas Tollway Authority Special Projects System Series D	5.25	9-1-2026	3,980,000	4,308,947

				28,517,449

Utilities Revenue: 1.53%

San Antonio TX Electric & Gas Systems Junior Lien Refunding Bond	2.75	2-1-2048	6,000,000	6,198,000

San Antonio TX Junior Lien Series D	3.00	12-1-2045	12,325,000	12,566,940

San Antonio TX Series A	2.25	2-1-2033	24,550,000	24,615,303

Texas Municipal Gas Acquisition & Supply Corporation III	5.00	12-15-2019	7,000,000	7,104,930

Texas Municipal Gas Acquisition & Supply Corporation Series A (SIFMA Municipal Swap +0.55%) ±	2.45	9-15-2027	11,135,000	10,973,431

				61,458,604

34  |  Wells Fargo Short-Term Municipal Bond Fund

Portfolio of investments—June 30, 2019

	Interest rate	Maturity date	Principal	Value
Water & Sewer Revenue: 0.47%

San Antonio TX Water System Junior Lien Series A	2.63%	5-1-2049	$12,250,000	$12,790,838

San Antonio TX Water System Junior Lien Series B	2.00	5-1-2044	5,605,000	5,668,729

Walnut Creek TX Special Utility District (Build America Mutual Assurance Company Insured)	4.00	1-10-2020	500,000	506,845

				18,966,412

				602,018,203

Utah: 0.20%

Airport Revenue: 0.20%

Salt Lake City UT International Airport Series A	5.00	7-1-2023	2,500,000	2,818,825

Salt Lake City UT International Airport Series A	5.00	7-1-2024	2,000,000	2,311,360

Salt Lake City UT International Airport Series A	5.00	7-1-2025	2,300,000	2,715,955

				7,846,140

Virginia: 2.17%

Health Revenue: 0.05%

Lexington VA IDA Residential Care Facility Kendal at Lexington Refunding Bond	3.00	1-1-2020	450,000	451,926

Lexington VA IDA Residential Care Facility Kendal at Lexington Refunding Bond	4.00	1-1-2021	440,000	451,145

Lexington VA IDA Residential Care Facility Kendal at Lexington Refunding Bond	4.00	1-1-2022	525,000	544,856

Washington County VA IDA Mountain States Health Alliance Series C	7.25	7-1-2019	690,000	690,000

				2,137,927

Housing Revenue: 0.61%

Fairfax County VA Redevelopment & Housing Authority Parkwood Project	2.21	2-1-2021	15,000,000	15,087,750

Newport News VA Redevelopment & Housing Authority Multifamily Housing Series A	1.82	11-1-2020	9,500,000	9,507,315

				24,595,065

Miscellaneous Revenue: 0.08%

Franklin County VA IDA BAN	3.00	10-15-2023	3,000,000	3,052,620

Tax Revenue: 0.08%

Greater Richmond VA Convention Center Authority	5.00	6-15-2020	1,000,000	1,034,820

Marquis VA CDA CAB Series 2015 144A¤	0.00	9-1-2045	680,000	500,738

Marquis VA CDA CAB Series A	5.10	9-1-2036	2,169,000	1,443,036

Marquis VA CDA CAB Series C ¤	0.00	9-1-2041	3,493,000	197,913

				3,176,507

Transportation Revenue: 0.04%

Virginia Commonwealth Transportation Board Refunding Bonds Series A	5.00	5-15-2023	1,500,000	1,710,975

Utilities Revenue: 1.31%

Halifax County VA IDA	2.15	12-1-2041	44,450,000	44,766,484

York County VA EDA PCR Virginia Electric And Power Company Project Series A	1.90	5-1-2033	7,500,000	7,557,075

				52,323,559

				86,996,653

Wells Fargo Short-Term Municipal Bond Fund  |  35

Portfolio of investments—June 30, 2019

	Interest rate	Maturity date	Principal	Value
Washington: 3.87%

Airport Revenue: 0.28%

Metropolitan Washington Airports Authority Refunding Bond Series 2014A	3.00%	10-1-2022	$6,500,000	$6,781,515

Port of Seattle WA Refunding Bond Series B	5.00	8-1-2023	4,155,000	4,575,320

				11,356,835

Education Revenue: 0.55%

University of Washington Series A	5.00	5-1-2048	20,500,000	22,142,050

GO Revenue: 0.13%

Washington Series A	5.00	8-1-2022	4,800,000	5,336,112

Health Revenue: 0.51%

Washington HCFR Catholic Health Initiatives Series B (SIFMA Municipal Swap +1.00%) ±	2.90	1-1-2035	8,650,000	8,665,484

Washington Health Care Facilities Authority Catholic Health Initiatives Series A	5.00	2-1-2023	1,025,000	1,081,724

Washington Health Care Facilities Authority Fred Hutchinson Cancer Research (1 Month LIBOR +1.10%) ±	2.71	1-1-2042	9,500,000	9,586,925

Washington Health Care Facilities Authority Series 2015	5.00	7-1-2020	850,000	875,568

				20,209,701

Housing Revenue: 0.65%

Snohomish County WA Housing Authority Carvel Apartments Project	5.00	4-1-2025	500,000	584,235

Snohomish County WA Housing Authority Carvel Apartments Project	5.00	4-1-2026	730,000	868,364

Washington Housing Finance Commission Multifamily Housing Sanford Hildebrandt Towers Project	2.25	7-1-2021	16,900,000	17,041,115

Washington Housing Finance Commission Multifamily Housing Series A	1.80	7-1-2020	7,350,000	7,357,938

				25,851,652

Tax Revenue: 0.43%

Central Puget Sound WA Regional Transit Authority Sales Series S2B (SIFMA Municipal Swap +0.45%) ±	2.35	11-1-2045	17,250,000	17,255,520

Utilities Revenue: 0.89%

Seattle WA Municipal Light & Power Refunding Bond Series B-2 (SIFMA Municipal Swap +0.29%) ±	2.19	5-1-2045	12,635,000	12,601,517

Seattle WA Municipal Light & Power Refunding Bond Series C-1 (SIFMA Municipal Swap +0.49%) ±	2.39	11-1-2046	23,190,000	23,193,247

				35,794,764

Water & Sewer Revenue: 0.43%

King County WA Junior Lien Series 2011	2.45	1-1-2042	17,000,000	17,110,330

				155,056,964

West Virginia: 0.21%

Utilities Revenue: 0.21%

West Virginia EDA Solid Waste Disposal Facilities Wheeling Power Company Mitchell Project Series A	3.00	6-1-2037	8,300,000	8,418,192

Wisconsin: 1.29%

Airport Revenue: 0.20%

Wisconsin Airport Facilities PFA Senior Obligation Group Series B	5.00	7-1-2022	7,470,000	7,816,309

36  |  Wells Fargo Short-Term Municipal Bond Fund

Portfolio of investments—June 30, 2019

	Interest rate	Maturity date	Principal	Value
Education Revenue: 0.13%

Wisconsin PFA Guilford College	5.00%	1-1-2021	$650,000	$674,778

Wisconsin PFA Guilford College	5.00	1-1-2022	625,000	663,513

Wisconsin PFA Loan Anticipation Notes Lake Oconee Academy Foundation Incorporated Project	2.30	10-1-2019	4,000,000	3,999,440

				5,337,731

Health Revenue: 0.14%

Wisconsin HEFA Advocate Aurora Health Credit Group Series C-4 (SIFMA Municipal Swap +0.65%) ±	2.55	8-15-2054	4,200,000	4,215,288

Wisconsin HEFA Benevolent Corporation Cedar Community	5.00	6-1-2020	880,000	899,818

Wisconsin HEFA Vernon Memorial Healthcare Incorporated	5.00	3-1-2020	375,000	379,260

				5,494,366

Miscellaneous Revenue: 0.82%

Waukesha County WI Anticipation Notes Series C	3.00	5-1-2022	3,035,000	3,038,854

Waukesha County WI Series B	3.00	5-1-2021	11,890,000	11,904,744

Wisconsin State Refunding Bond Series A	5.00	5-1-2022	8,040,000	8,865,065

Wisconsin State Refunding Bond Series A	5.00	5-1-2023	8,015,000	9,112,254

				32,920,917

				51,569,323

Wyoming: 0.17%

Industrial Development Revenue: 0.17%

Sweetwater County WY Pacificorp Project ø	2.05	11-1-2024	7,000,000	7,000,000

Total Municipal Obligations (Cost $3,928,111,936)				3,964,125,028

			Shares

Closed End Municipal Bond Funds: 0.83%

California: 0.63%

Nuveen California AMT-Free Quality Municipal Income Fund Variable Rate Demand Preferred Shares Series A 2.20% 144A			25,400,000	25,400,000

Massachusetts: 0.20%

Nuveen Massachusetts AMT-Free Municipal Income Fund Variable Rate Demand Preferred Shares 2.25% 144A			3,000,000	3,000,000

Nuveen Massachusetts Dividend Advantage Municipal Income Fund Variable Rate Demand Preferred Shares 2.25% 144A			5,000,000	5,000,000

				8,000,000

Total Closed End Municipal Bond Funds (Cost $33,400,000)				33,400,000

	Yield
Short-Term Investments: 0.25%

Investment Companies: 0.25%

Wells Fargo Municipal Cash Management Money Market Fund Institutional Class (l)(u)##	1.82		9,941,476	9,947,441

Total Short-Term Investments (Cost $9,947,441)				9,947,441

Total investments in securities (Cost $3,971,459,377)	99.99%	4,007,472,469

Other assets and liabilities, net	0.01	577,250

Total net assets	100.00%	$4,008,049,719

Wells Fargo Short-Term Municipal Bond Fund  |  37

Portfolio of investments—June 30, 2019

±	Variable rate investment. The rate shown is the rate in effect at period end.

ø

Variable rate demand notes are subject to a demand feature which reduces the effective maturity. The maturity date shown represents the final maturity date of the security. The interest rate is determined and reset by the issuer daily, weekly, or monthly depending upon the terms of the security. The rate shown is the rate in effect at period end.

144A	The security may be resold in transactions exempt from registration, normally to qualified institutional buyers, pursuant to Rule 144A under the Securities Act of 1933.

¤	The security is issued in zero coupon form with no periodic interest payments.

(m)	The security is an auction-rate security which has an interest rate that resets at predetermined short-term intervals through a Dutch auction. The rate shown is the rate in effect at period end.

øø	The interest rate is determined and reset by the issuer periodically depending upon the terms of the security. The rate shown is the rate in effect at period end.

%%	The security is purchased on a when-issued basis.

(l)	The issuer of the security is an affiliated person of the Fund as defined in the Investment Company Act of 1940.

(u)	The rate represents the 7-day annualized yield at period end.

##	All or a portion of this security is segregated for when-issued securities.

Abbreviations:

AGC	Assured Guaranty Corporation

AGM	Assured Guaranty Municipal

Ambac	Ambac Financial Group Incorporated

AMT	Alternative minimum tax

BAN	Bond anticipation notes

CAB	Capital appreciation bond

CDA	Community Development Authority

ECFA	Educational & Cultural Facilities Authority

EDA	Economic Development Authority

EDFA	Economic Development Finance Authority

FHA	Federal Housing Administration

FHLMC	Federal Home Loan Mortgage Corporation

FNMA	Federal National Mortgage Association

GNMA	Government National Mortgage Association

GO	General obligation

HCFR	Healthcare facilities revenue

HEFA	Health & Educational Facilities Authority

HEFAR	Higher Education Facilities Authority Revenue

HFA	Housing Finance Authority

HFFA	Health Facilities Financing Authority

HUD	Department of Housing and Urban Development

IDA	Industrial Development Authority

LIBOR	London Interbank Offered Rate

LIQ	Liquidity agreement

LOC	Letter of credit

National	National Public Finance Guarantee Corporation

PCFA	Pollution Control Financing Authority

PCR	Pollution control revenue

PFA	Public Finance Authority

RDA	Redevelopment Authority

SFMR	Single-family mortgage revenue

SIFMA	Securities Industry and Financial Markets Association

SOFR	Secured Overnight Financing Rate

SPA	Standby purchase agreement

TAN	Tax anticipation notes

TTFA	Transportation Trust Fund Authority

38  |  Wells Fargo Short-Term Municipal Bond Fund

Portfolio of investments—June 30, 2019

Investments in Affiliates

An affiliated investment is an investment in which the Fund owns at least 5% of the outstanding voting shares of the issuer or as a result of other relationships, such as the Fund and the issuer having the same investment manager. Transactions with issuers that were either affiliated persons of the Fund at the beginning of the period or the end of the period were as follows:

	Shares, beginning of period	Shares purchased	Shares sold	Shares, end of period	Net realized gains (losses)	Net change in unrealized gains (losses)	Income from affiliated securities	Value, end of period	% of net assets
Short-Term Investments
Investment Companies
Wells Fargo Municipal Cash Management Money Market Fund Institutional Class	11,091,809	1,242,034,328	1,243,184,661	9,941,476	$(28,833)	$0	$400,008	$9,947,441	0.25%

Wells Fargo Short-Term Municipal Bond Fund  |  39

Statement of assets and liabilities—June 30, 2019

Assets
Investments in unaffiliated securities, at value (cost $3,961,511,936)	$3,997,525,028
Investments in affiliated securities, at value (cost $9,947,441)	9,947,441
Cash	1,134
Receivable for investments sold	4,835,130
Receivable for Fund shares sold	2,850,360
Receivable for interest	31,495,989

Total assets	4,046,655,082

Liabilities
Payable for investments purchased	28,000,000
Payable for Fund shares redeemed	7,478,953
Dividends payable	1,011,396
Management fee payable	925,466
Administration fees payable	300,274
Distribution fee payable	21,431
Trustees’ fees and expenses payable	1,302
Accrued expenses and other liabilities	866,541

Total liabilities	38,605,363

Total net assets	$4,008,049,719

Net assets consist of
Paid-in capital	$4,016,732,930
Total distributable loss	(8,683,211)

Total net assets	$4,008,049,719

Computation of net asset value and offering price per share
Net assets – Class A	$991,514,290
Shares outstanding – Class A1	99,960,299
Net asset value per share – Class A	$9.92
Maximum offering price per share – Class A2	$10.12
Net assets – Class C	$34,381,370
Shares outstanding – Class C1	3,465,911
Net asset value per share – Class C	$9.92
Net assets – Class R6	$787,523,618
Shares outstanding – Class R6[1]	79,241,631
Net asset value per share – Class R6	$9.94
Net assets – Administrator Class	$35,517,193
Shares outstanding – Administrator Class[1]	3,578,385
Net asset value per share – Administrator Class	$9.93
Net assets – Institutional Class	$2,159,113,248
Shares outstanding – Institutional Class[1]	217,277,940
Net asset value per share – Institutional Class	$9.94

[1]	The Fund has an unlimited number of authorized shares.

[2]	Maximum offering price is computed as 100/98 of net asset value. On investments of $50,000 or more, the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

40  |  Wells Fargo Short-Term Municipal Bond Fund

Statement of operations—year ended June 30, 2019

Investment income
Interest	$95,434,492
Income from affiliated securities	400,008

Total investment income	95,834,500

Expenses
Management fee	14,299,673
Administration fees
Class A	1,714,489
Class C	65,773
Class R6	151,189 [1]
Administrator Class	38,063
Institutional Class	2,134,798
Shareholder servicing fees
Class A	2,678,889
Class C	102,770
Administrator Class	94,650
Distribution fee
Class C	308,308
Custody and accounting fees	142,215
Professional fees	67,924
Registration fees	273,912
Shareholder report expenses	172,405
Trustees’ fees and expenses	21,374
Other fees and expenses	64,930

Total expenses	22,331,362
Less: Fee waivers and/or expense reimbursements	(2,347,029)

Net expenses	19,984,333

Net investment income	75,850,167

Realized and unrealized gains (losses) on investments
Net realized gains (losses) on:
Unaffiliated securities	(4,227,683)
Affiliated securities	(28,833)
Futures contracts	2,762,893

Net realized losses on investments	(1,493,623)
Net change in unrealized gains (losses) on investments	38,387,952

Net realized and unrealized gains (losses) on investments	36,894,329

Net increase in net assets resulting from operations	$112,744,496

[1]	For the period from July 31, 2018 (commencement of class operations) to June 30, 2019

The accompanying notes are an integral part of these financial statements.

Wells Fargo Short-Term Municipal Bond Fund  |  41

Statement of changes in net assets

	Year ended June 30, 2019		Year ended June 30, 2018[1]

Operations
Net investment income		$75,850,167		$76,005,326
Net realized losses on investments		(1,493,623)		(37,212,436)
Net change in unrealized gains (losses) on investments		38,387,952		26,940,201

Net increase in net assets resulting from operations		112,744,496		65,733,091

Distributions to shareholders from
Net investment income and net realized gains
Class A		(17,363,867)		(18,913,250)
Class C		(356,754)		(329,883)
Class R6		(9,948,747)[2]		N/A
Administrator Class		(627,989)		(776,666)
Institutional Class		(48,911,304)		(55,986,581)
Tax basis return of capital
Class A		(55,677)		0
Class C		(2,136)		0
Class R6		(28,538)[2]		N/A
Administrator Class		(1,978)		0
Institutional Class		(138,654)		0

Total distributions to shareholders		(77,435,644)		(76,006,380)

Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	15,173,031	149,334,296	18,297,636	180,213,329
Class C	326,154	3,208,375	182,051	1,795,631
Class R6	115,656,991 [2]	1,137,354,364 [2]	N/A	N/A
Administrator Class	1,329,160	13,078,968	1,971,304	19,431,959
Institutional Class	96,293,045	949,084,420	141,398,279	1,395,926,490

		2,252,060,423		1,597,367,409

Reinvestment of distributions
Class A	1,662,426	16,372,098	1,836,651	18,081,160
Class C	32,936	324,400	30,273	297,962
Class R6	693,507 [2]	6,860,337 [2]	N/A	N/A
Administrator Class	62,343	614,431	77,693	765,617
Institutional Class	4,066,630	40,106,697	4,344,070	42,840,075

		64,277,963		61,984,814

Payment for shares redeemed
Class A	(39,869,171)	(392,102,587)	(61,621,053)	(606,889,814)
Class C	(1,785,847)	(17,588,416)	(1,695,155)	(16,694,825)
Class R6	(37,108,867)[2]	(367,046,299)[2]	N/A	N/A
Administrator Class	(2,304,976)	(22,689,537)	(4,519,762)	(44,536,175)
Institutional Class	(230,454,242)	(2,266,785,603)	(145,674,086)	(1,436,794,551)

		(3,066,212,442)		(2,104,915,365)

Net decrease in net assets resulting from capital share transactions		(749,874,056)		(445,563,142)

Total decrease in net assets		(714,565,204)		(455,836,431)

Net assets
Beginning of period		4,722,614,923		5,178,451,354

End of period		$4,008,049,719		$4,722,614,923

[1]

Effective for all filings after November 4, 2018, the SEC prospectively eliminated the requirement to parenthetically disclose undistributed net investment income at the end of the period and permitted the aggregation of distributions, with the exception of tax basis returns of capital. Undistributed net investment income at June 30, 2018 was $287,138. The disaggregated distributions information for the year ended June 30, 2018 is included in Note 8, Distributions to Shareholders, in the notes to the financial statements.

[2]	For the period from July 31, 2018 (commencement of class operations) to June 30, 2019

The accompanying notes are an integral part of these financial statements.

42  |  Wells Fargo Short-Term Municipal Bond Fund

Financial highlights

(For a share outstanding throughout each period)

	Year ended June 30
CLASS A	2019	2018	2017	2016	2015
Net asset value, beginning of period	$9.83	$9.85	$9.96	$9.93	$10.00
Net investment income	0.15	0.13	0.12	0.11	0.09
Net realized and unrealized gains (losses) on investments	0.10	(0.02)	(0.11)	0.04	(0.06)

Total from investment operations	0.25	0.11	0.01	0.15	0.03
Distributions to shareholders from
Net investment income	(0.16)	(0.13)	(0.12)	(0.11)	(0.09)
Net realized gains	0.00	0.00	0.00	(0.01)	(0.01)
Tax basis return of capital	(0.00)[1]	0.00	0.00	0.00	0.00

Total distributions to shareholders	(0.16)	(0.13)	(0.12)	(0.12)	(0.10)
Net asset value, end of period	$9.92	$9.83	$9.85	$9.96	$9.93
Total return[2]	2.57%	1.15%	0.14%	1.49%	0.27%
Ratios to average net assets (annualized)
Gross expenses	0.76%	0.77%	0.76%	0.75%	0.75%
Net expenses	0.63%	0.63%	0.63%	0.62%	0.60%
Net investment income	1.59%	1.34%	1.23%	1.11%	0.89%
Supplemental data
Portfolio turnover rate	33%	31%	23%	16%	24%
Net assets, end of period (000s omitted)	$991,514	$1,209,079	$1,619,974	$3,362,147	$2,228,977

[1]	Amount is less than $0.005.

[2]	Total return calculations do not include any sales charges.

The accompanying notes are an integral part of these financial statements.

Wells Fargo Short-Term Municipal Bond Fund  |  43

Financial highlights

(For a share outstanding throughout each period)

	Year ended June 30
CLASS C	2019	2018	2017	2016	2015
Net asset value, beginning of period	$9.83	$9.85	$9.96	$9.93	$10.00
Net investment income	0.08	0.06	0.05	0.04	0.01
Net realized and unrealized gains (losses) on investments	0.10	(0.02)	(0.11)	0.04	(0.06)

Total from investment operations	0.18	0.04	(0.06)	0.08	(0.05)
Distributions to shareholders from
Net investment income	(0.09)	(0.06)	(0.05)	(0.04)	(0.01)
Net realized gains	0.00	0.00	0.00	(0.01)	(0.01)
Tax basis return of capital	(0.00)[1]	0.00	0.00	0.00	0.00

Total distributions to shareholders	(0.09)	(0.06)	(0.05)	(0.05)	(0.02)
Net asset value, end of period	$9.92	$9.83	$9.85	$9.96	$9.93
Total return[2]	1.81%	0.40%	(0.61)%	0.73%	(0.48)%
Ratios to average net assets (annualized)
Gross expenses	1.51%	1.52%	1.51%	1.50%	1.50%
Net expenses	1.38%	1.38%	1.38%	1.37%	1.35%
Net investment income	0.84%	0.59%	0.49%	0.35%	0.14%
Supplemental data
Portfolio turnover rate	33%	31%	23%	16%	24%
Net assets, end of period (000s omitted)	$34,381	$48,101	$62,796	$82,111	$103,146

[1]	Amount is less than $0.005.

[2]	Total return calculations do not include any sales charges.

The accompanying notes are an integral part of these financial statements.

44  |  Wells Fargo Short-Term Municipal Bond Fund

Financial highlights

(For a share outstanding throughout the period)

CLASS R6	Year ended June 30, 2019[1]
Net asset value, beginning of period	$9.86
Net investment income	0.17
Net realized and unrealized gains (losses) on investments	0.08

Total from investment operations	0.25
Distributions to shareholders from
Net investment income	(0.17)
Tax basis return of capital	(0.00)[2]

Total distributions to shareholders	(0.17)
Net asset value, end of period	$9.94
Total return[3]	2.60%
Ratios to average net assets (annualized)
Gross expenses	0.38%
Net expenses	0.35%
Net investment income	1.94%
Supplemental data
Portfolio turnover rate	33%
Net assets, end of period (000s omitted)	$787,524

[1]	For the period from July 31, 2018 (commencement of class operations) to June 30, 2019

[2]	Amount is less than $0.005.

[3]	Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

Wells Fargo Short-Term Municipal Bond Fund  |  45

Financial highlights

(For a share outstanding throughout each period)

	Year ended June 30
ADMINISTRATOR CLASS	2019	2018	2017	2016	2015
Net asset value, beginning of period	$9.84	$9.86	$9.97	$9.95	$10.03
Net investment income	0.16	0.14	0.13	0.11 [1]	0.09
Net realized and unrealized gains (losses) on investments	0.09	(0.02)	(0.11)	0.03	(0.07)

Total from investment operations	0.25	0.12	0.02	0.14	0.02
Distributions to shareholders from
Net investment income	(0.16)	(0.14)	(0.13)	(0.11)	(0.09)
Net realized gains	0.00	0.00	0.00	(0.01)	(0.01)
Tax basis return of capital	(0.00)[2]	0.00	0.00	0.00	0.00

Total distributions to shareholders	(0.16)	(0.14)	(0.13)	(0.12)	(0.10)
Net asset value, end of period	$9.93	$9.84	$9.86	$9.97	$9.95
Total return	2.60%	1.18%	0.17%	1.42%	0.17%
Ratios to average net assets (annualized)
Gross expenses	0.70%	0.71%	0.70%	0.66%	0.68%
Net expenses	0.60%	0.60%	0.60%	0.59%	0.60%
Net investment income	1.62%	1.36%	1.27%	1.08%	0.89%
Supplemental data
Portfolio turnover rate	33%	31%	23%	16%	24%
Net assets, end of period (000s omitted)	$35,517	$44,186	$68,621	$95,121	$511,894

[1]	Calculated based upon average shares outstanding

[2]	Amount is less than $0.005.

The accompanying notes are an integral part of these financial statements.

46  |  Wells Fargo Short-Term Municipal Bond Fund

Financial highlights

(For a share outstanding throughout each period)

	Year ended June 30
INSTITUTIONAL CLASS	2019	2018	2017	2016	2015
Net asset value, beginning of period	$9.85	$9.87	$9.98	$9.95	$10.02
Net investment income	0.18	0.16	0.15	0.13	0.11
Net realized and unrealized gains (losses) on investments	0.09	(0.02)	(0.11)	0.04	(0.06)

Total from investment operations	0.27	0.14	0.04	0.17	0.05
Distributions to shareholders from
Net investment income	(0.18)	(0.16)	(0.15)	(0.13)	(0.11)
Net realized gains	0.00	0.00	0.00	(0.01)	(0.01)
Tax basis return of capital	(0.00)[1]	0.00	0.00	0.00	0.00

Total distributions to shareholders	(0.18)	(0.16)	(0.15)	(0.14)	(0.12)
Net asset value, end of period	$9.94	$9.85	$9.87	$9.98	$9.95
Total return	2.81%	1.39%	0.37%	1.71%	0.47%
Ratios to average net assets (annualized)
Gross expenses	0.43%	0.44%	0.43%	0.42%	0.42%
Net expenses	0.40%	0.40%	0.40%	0.40%	0.40%
Net investment income	1.80%	1.58%	1.48%	1.33%	1.09%
Supplemental data
Portfolio turnover rate	33%	31%	23%	16%	24%
Net assets, end of period (000s omitted)	$2,159,113	$3,421,249	$3,427,060	$2,261,092	$1,895,713

[1]	Amount is less than $0.005.

The accompanying notes are an integral part of these financial statements.

Wells Fargo Short-Term Municipal Bond Fund  |  47

Notes to financial statements

1. ORGANIZATION

Wells Fargo Funds Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the Wells Fargo Short-Term Municipal Bond Fund (the “Fund”) which is a diversified series of the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Fund may deviate from this calculation time under unusual or unexpected circumstances.

Debt securities are valued at the evaluated bid price provided by an independent pricing service (e.g. taking into account various factors, including yields, maturities, or credit ratings) or, if a reliable price is not available, the quoted bid price from an independent broker-dealer.

Futures contracts that are listed on a foreign or domestic exchange or market are valued at the official closing price or, if none, the last sales price.

Investments in registered open-end investment companies are valued at net asset value.

Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined in good faith by the Board of Trustees of the Fund. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Wells Fargo Asset Management Pricing Committee at Wells Fargo Funds Management, LLC (“Funds Management”). The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Wells Fargo Asset Management Pricing Committee which may include items for ratification.

When-issued transactions

The Fund may purchase securities on a forward commitment or when-issued basis. The Fund records a when-issued transaction on the trade date and will segregate assets in an amount at least equal in value to the Fund’s commitment to purchase when-issued securities. Securities purchased on a when-issued basis are marked-to-market daily and the Fund begins earning interest on the settlement date. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

Futures contracts

Futures contracts are agreements between the Fund and a counterparty to buy or sell a specific amount of a commodity, financial instrument or currency at specified price and on a specified date. The Fund may buy and sell futures contracts in order to gain exposure to, or protect against, changes in interest rates and is subject to interest rate risk. The primary risks associated with the use of futures contracts are the imperfect correlation between changes in market values of securities held by the Fund and the prices of futures contracts, and the possibility of an illiquid market. Futures contracts are generally entered into on a regulated futures exchange and cleared through a clearinghouse associated with the exchange. With futures contracts, there is minimal counterparty risk to the Fund since futures contracts are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures contracts against default.

Upon entering into a futures contracts, the Fund is required to deposit either cash or securities (initial margin) with the broker in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are paid to or from the broker each day equal to the daily changes in the contract value. Such payments are recorded as unrealized gains or losses and, if any, shown as variation margin receivable (payable) in the Statement of Assets and Liabilities. Should the Fund fail to make requested variation margin payments, the broker can gain access to the initial margin to satisfy the Fund’s payment obligations. When the contracts are closed, a realized gain or loss is recorded in the Statement of Operations.

48  |  Wells Fargo Short-Term Municipal Bond Fund

Notes to financial statements

Security transactions and income recognition

Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.

Interest income is accrued daily and bond discounts are accreted and premiums are amortized daily. To the extent debt obligations are placed on non-accrual status, any related interest income may be reduced by writing off interest receivables when the collection of all or a portion of interest has been determined to be doubtful based on consistently applied procedures and the fair value has decreased. If the issuer subsequently resumes interest payments or when the collectability of interest is reasonably assured, the debt obligation is removed from non-accrual status.

Distributions to shareholders

Distributions to shareholders from net investment income are declared daily and paid monthly. Distributions from net realized gains, if any, are recorded on the ex-dividend date and paid at least annually. Such distributions are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles. Dividend sources are estimated at the time of declaration. The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made prior to the Fund’s fiscal year end may be categorized as a tax return of capital at year end.

Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable and tax-exempt income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.

The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

As of June 30, 2019, the aggregate cost of all investments for federal income tax purposes was $3,971,869,937 and the unrealized gains (losses) consisted of:

Gross unrealized gains	$40,240,288

Gross unrealized losses	(4,637,756)

Net unrealized gains	$35,602,532

As of June 30, 2019, the Fund had capital loss carryforwards which consist of $43,260,519 in long-term capital losses.

Class allocations

The separate classes of shares offered by the Fund differ principally in applicable sales charges, distribution, shareholder servicing, and administration fees. Class specific expenses are charged directly to that share class. Investment income, common fund-level expenses, and realized and unrealized gains (losses) on investments are allocated daily to each class of shares based on the relative proportion of net assets of each class.

3. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

∎	Level 1 – quoted prices in active markets for identical securities

∎	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

∎	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.

Wells Fargo Short-Term Municipal Bond Fund  |  49

Notes to financial statements

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities as of June 30, 2019:

	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total

Assets
Investments in:

Municipal obligations	$0	$3,964,125,028	$0	$3,964,125,028

Closed end municipal bond funds	0	33,400,000	0	33,400,000

Short-term investments

Investment companies	9,947,441	0	0	9,947,441

Total assets	$9,947,441	$3,997,525,028	$0	$4,007,472,469

Additional sector, industry or geographic detail is included in the Portfolio of Investments.

At June 30, 2019, the Fund did not have any transfers into/out of Level 3.

4. TRANSACTIONS WITH AFFILIATES

Management fee

Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”), is the manager of the Fund and provides advisory and fund-level administrative services under an investment management agreement. Under the investment management agreement, Funds Management is responsible for, among other services, implementing the investment objectives and strategies of the Fund, supervising the subadviser and providing fund-level administrative services in connection with the Fund’s operations. As compensation for its services under the investment management agreement, Funds Management is entitled to receive a management fee at the following annual rate based on the Fund’s average daily net assets:

Average daily net assets	Management fee

First $1 billion	0.350%

Next $4 billion	0.325

Next $3 billion	0.290

Next $2 billion	0.265

Over $10 billion	0.255

For the year ended June 30, 2019, the management fee was equivalent to an annual rate of 0.33% of the Fund’s average daily net assets.

Funds Management has retained the services of a subadviser to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Funds Management. Wells Capital Management Incorporated, an affiliate of Funds Management and an indirect wholly owned subsidiary of Wells Fargo, is the subadviser to the Fund and is entitled to receive a fee from Funds Management at an annual rate starting at 0.15% and declining to 0.05% as the average daily net assets of the Fund increase.

Administration fees

Under a class-level administration agreement, Funds Management provides class-level administrative services to the Fund, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers. As compensation for its services under the class-level administration agreement, Funds Management receives an annual fee which is calculated based on the average daily net assets of each class as follows:

Class-level administration fee

Class A, Class C	0.16%

Class R6	0.03

Administrator Class	0.10

Institutional Class	0.08

50  |  Wells Fargo Short-Term Municipal Bond Fund

Notes to financial statements

Funds Management has contractually waived and/or reimbursed management and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. When each class of the Fund has exceeded its expense cap, Funds Management has waived fees and/or reimbursed expenses from fund-level expenses on a proportionate basis and then from class specific expenses. When only certain classes exceed their expense caps, waivers and/or reimbursements are applied against class specific expenses before fund-level expenses. Funds Management has committed through October 31, 2019 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s expenses at 0.63% for Class A shares, 1.38% for Class C shares, 0.35% for Class R6 shares, 0.60% for Administrator Class shares, and 0.40% for Institutional Class shares. Prior to or after the commitment expiration date, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees.

Distribution fee

The Trust has adopted a distribution plan for Class C shares of the Fund pursuant to Rule 12b-1 under the 1940 Act. A distribution fee is charged to Class C shares and paid to Wells Fargo Funds Distributor, LLC (“Funds Distributor”), the principal underwriter, at an annual rate of 0.75% of the average daily net assets of Class C shares.

In addition, Funds Distributor is entitled to receive the front-end sales charge from the purchase of Class A shares and a contingent deferred sales charge on the redemption of certain Class A shares. Funds Distributor is also entitled to receive the contingent deferred sales charges from redemptions of Class C shares. For the year ended June 30, 2019, Funds Distributor received $1,305 from the sale of Class A shares. No contingent deferred sales charges were incurred by Class A and Class C shares for the year ended June 30, 2019.

Shareholder servicing fees

The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A, Class C, and Administrator Class of the Fund are charged a fee at an annual rate of 0.25% of the average daily net assets of each respective class. A portion of these total shareholder servicing fees were paid to affiliates of Wells Fargo.

Interfund transactions

The Fund may purchase or sell portfolio investment securities to certain other Wells Fargo affiliates pursuant to Rule 17a-7 under the 1940 Act and under procedures adopted by the Board of Trustees. The procedures have been designed to ensure that these interfund transactions, which do not incur broker commissions, are effected at current market prices. Pursuant to these procedures, the Fund had $336,095,000 and $217,685,000 in interfund purchases and sales, respectively, during the year ended June 30, 2019.

5. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the year ended June 30, 2019 were $1,354,155,742 and $1,610,715,132, respectively.

6. DERIVATIVE TRANSACTIONS

During the year ended June 30, 2019, the Fund entered into futures contracts to take advantage of the differences between municipal and treasury yields and to help manage the duration of the portfolio. The Fund had an average notional amount of $155,421,706 in long futures contracts during the year ended June 30, 2019.

The fair value, realized gains or losses and change in unrealized gains or losses, if any, on derivative instruments are reflected in the corresponding financial statement captions.

7. BANK BORROWINGS

The Trust (excluding the money market funds), Wells Fargo Master Trust and Wells Fargo Variable Trust are parties to a $280,000,000 revolving credit agreement whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.25% of the unused balance is allocated to each participating fund.

For the year ended June 30, 2019, there were no borrowings by the Fund under the agreement.

Wells Fargo Short-Term Municipal Bond Fund  |  51

Notes to financial statements

8. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid during the years ended June 30, 2019 and June 30, 2018 were as follows:

	Year ended June 30

	2019	2018

Tax-exempt income	$77,208,661	$76,006,380

Tax basis return of capital	226,983	0

As of June 30, 2019, the components of distributable earnings on a tax basis were as follows:

Unrealized gains	Capital loss carryforward

$35,602,532	$(43,260,519)

Effective for all filings after November 4, 2018, the Securities and Exchange Commission eliminated the requirement to separately state the components of distributions to shareholders under U.S. generally accepted accounting principles. The amounts of distributions to shareholders for the year ended June 30, 2018 were as follows:

Net investment income

Class A	$18,913,250

Class C	329,883

Administrator Class	776,666

Institutional Class	55,986,581

9. INDEMNIFICATION

Under the Trust’s organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Trust may enter into contracts with service providers that contain a variety of indemnification clauses. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

10. NEW ACCOUNTING PRONOUNCEMENTS

In August 2018, FASB issued Accounting Standards Update (“ASU”) No. 2018-13, Fair Value Measurement (Topic 820) Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement. ASU 2018-13 updates the disclosure requirements for fair value measurements by modifying or removing certain disclosures and adding certain new disclosures. The amendments are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. Early adoption is permitted. Management has adopted the removal and modification of disclosures early, as permitted, and will adopt the additional new disclosures at the effective date.

In March 2017, FASB issued ASU No. 2017-08, Premium Amortization on Purchased Callable Debt Securities. ASU 2017-08 shortens the amortization period for certain callable debt securities held at a premium and requires the premium to be amortized to the earliest call date. The amendments do not require an accounting change for securities held at a discount and discounts will continue to be accreted to the maturity date of the security. ASU 2017-08 is effective for fiscal years beginning after December 15, 2018 and for interim periods within those fiscal years. During the current reporting period, management of the Fund adopted the change in accounting policy which did not have a material impact to the Fund’s financial statements.

52  |  Wells Fargo Short-Term Municipal Bond Fund

Report of independent registered public accounting firm

TO THE SHAREHOLDERS OF THE FUND AND BOARD OF TRUSTEES OF WELLS FARGO FUNDS TRUST:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Wells Fargo Short-Term Municipal Bond Fund (the Fund), one of the funds constituting Wells Fargo Funds Trust, including the portfolio of investments, as of June 30, 2019, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years or periods in the five year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of June 30, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two year period then ended, and the financial highlights for each of the years or periods in the five year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of June 30, 2019, by correspondence with the custodian and brokers, or by other appropriate auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have not been able to determine the specific year that we began serving as the auditor of one or more Wells Fargo Funds investment companies; however we are aware that we have served as the auditor of one or more Wells Fargo Funds investment companies since at least 1955.

Boston, Massachusetts

August 26, 2019

Wells Fargo Short-Term Municipal Bond Fund  |  53

Other information (unaudited)

TAX INFORMATION

Pursuant to Section 852 of the Internal Revenue Code, 100% of distributions paid from net investment income is designated as exempt-interest dividends for the fiscal year ended June 30, 2019.

PROXY VOTING INFORMATION

A description of the policies and procedures used to determine how to vote proxies relating to portfolio securities is available, upon request, by calling 1-800-222-8222, visiting our website at wfam.com, or visiting the SEC website at sec.gov. Information regarding how the proxies related to portfolio securities were voted during the most recent 12-month period ended June 30 is available on the website at wfam.com or by visiting the SEC website at sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q or Form N-PORT, which is available by visiting the SEC website at sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

54  |  Wells Fargo Short-Term Municipal Bond Fund

Other information (unaudited)

BOARD OF TRUSTEES AND OFFICERS

Each of the Trustees and Officers1 listed in the table below acts in identical capacities for each fund in the Wells Fargo family of funds, which consists of 152 mutual funds comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information2. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

Independent Trustees

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships

William R. Ebsworth (Born 1957)	Trustee, since 2015	Retired. From 1984 to 2013, equities analyst, portfolio manager, research director and chief investment officer at Fidelity Management and Research Company in Boston, Tokyo, and Hong Kong, and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. where he led a team of investment professionals managing client assets. Prior thereto, Board member of Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life Insurance Company. Audit Committee Chair and Investment Committee Chair of the Vincent Memorial Hospital Endowment (non-profit organization). Mr. Ebsworth is a CFA® charterholder.	N/A

Jane A. Freeman (Born 1953)	Trustee, since 2015; Chair Liaison, since 2018	Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens & Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead Independent Director and chair of the Audit Committee. Board member of the Russell Exchange Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is a Board Member of The Ruth Bancroft Garden (non-profit organization). She is also an inactive Chartered Financial Analyst.	N/A

Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009; Audit Committee Chairman, since 2019	Retired. Chairman of the Board of CIGNA Corporation since 2009, and Director since 2005. From 2003 to 2011, Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (private school). Advisory Board Member, Child Evangelism Fellowship (non-profit). Mr. Harris is a certified public accountant (inactive status).	CIGNA Corporation

Judith M. Johnson (Born 1949)	Trustee, since 2008; Audit Committee Chairman, from 2009 to 2018	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	N/A

Wells Fargo Short-Term Municipal Bond Fund  |  55

Other information (unaudited)

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships

David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business, Stanford University, Director of the Corporate Governance Research Initiative and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	N/A

Olivia S. Mitchell (Born 1953)	Trustee, since 2006; Nominating and Governance Committee Chairman, since 2018	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	N/A

Timothy J. Penny (Born 1951)	Trustee, since 1996; Chairman, since 2018	President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	N/A

James G. Polisson (Born 1959)	Trustee, since 2018	Retired. Chief Marketing Officer, Source (ETF) UK Services, Ltd, from 2015 to 2017. From 2012 to 2015, Principal of The Polisson Group, LLC, a management consulting, corporate advisory and principal investing company. Chief Executive Officer and Managing Director at Russell Investments, Global Exchange Traded Funds from 2010 to 2012. Managing Director of Barclays Global Investors from 1998 to 2010 and Global Chief Marketing Officer for iShares and Barclays Global Investors from 2000 to 2010. Trustee of the San Francisco Mechanics’ Institute, a non-profit organization, from 2013 to 2015. Board member of the Russell Exchange Traded Fund Trust from 2011 to 2012. Director of Barclays Global Investors Holdings Deutschland GmbH from 2006 to 2009. Mr. Polisson is an attorney and has a retired status with the Massachusetts and District of Columbia Bar Associations.	N/A

*	Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

56  |  Wells Fargo Short-Term Municipal Bond Fund

Other information (unaudited)

Officers

Name and year of birth	Position held and length of service	Principal occupations during past five years or longer

Andrew Owen (Born 1960)	President, since 2017	Executive Vice President of Wells Fargo & Company and Head of Affiliated Managers, Wells Fargo Asset Management, since 2014. In addition, Mr. Owen is currently President, Chief Executive Officer and Director of Wells Fargo Funds Management, LLC since 2017. Prior thereto, Executive Vice President responsible for marketing, investments and product development for Wells Fargo Funds Management, LLC, from 2009 to 2014.

Nancy Wiser[1] (Born 1967)	Treasurer, since 2012	Executive Vice President of Wells Fargo Funds Management, LLC since 2011. Chief Operating Officer and Chief Compliance Officer at LightBox Capital Management LLC, from 2008 to 2011.

Alexander Kymn (Born 1973)	Secretary and Chief Legal Officer, since 2018	Senior Company Counsel of Wells Fargo Bank, N.A. since 2018 (previously Senior Counsel from 2007 to 2018). Vice President of Wells Fargo Funds Management, LLC from 2008 to 2014.

Michael H. Whitaker (Born 1967)	Chief Compliance Officer, since 2016	Senior Vice President and Chief Compliance Officer since 2016. Senior Vice President and Chief Compliance Officer for Fidelity Investments from 2007 to 2016.

David Berardi (Born 1975)	Assistant Treasurer, since 2009	Vice President of Wells Fargo Funds Management, LLC since 2009. Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Manager of Fund Reporting and Control for Evergreen Investment Management Company, LLC from 2004 to 2010.

Jeremy DePalma[1] (Born 1974)	Assistant Treasurer, since 2009	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010 and head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.

[1]	Nancy Wiser acts as Treasurer of 65 funds in the Fund Complex. Jeremy DePalma acts as Treasurer of 87 funds and Assistant Treasurer of 65 funds in the Fund Complex.

[2]

The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the website at wfam.com.

Wells Fargo Short-Term Municipal Bond Fund  |  57

Other information (unaudited)

BOARD CONSIDERATION OF INVESTMENT MANAGEMENT AND SUB-ADVISORY AGREEMENTS:

Wells Fargo Short-Term Municipal Bond Fund

Under the Investment Company Act of 1940 (the “1940 Act”), the Board of Trustees (the “Board”) of Wells Fargo Funds Trust (the “Trust”) must determine annually whether to approve the continuation of the Trust’s investment management and sub-advisory agreements. In this regard, at an in-person meeting held on May 21-22, 2019 (the “Meeting”), the Board, all the members of which have no direct or indirect interest in the investment management and sub-advisory agreements and are not “interested persons” of the Trust, as defined in the 1940 Act (the “Independent Trustees”), reviewed and approved for Wells Fargo Short-Term Municipal Bond Fund (the “Fund”): (i) an investment management agreement (the “Management Agreement”) with Wells Fargo Funds Management, LLC (“Funds Management”); and (ii) an investment sub-advisory agreement (the “Sub-Advisory Agreement”) with Wells Capital Management Incorporated (the “Sub-Adviser”), an affiliate of Funds Management. The Management Agreement and the Sub-Advisory Agreement are collectively referred to as the “Advisory Agreements.”

At the Meeting, the Board considered the factors and reached the conclusions described below relating to the selection of Funds Management and the Sub-Adviser and the approval of the Advisory Agreements. Prior to the Meeting, including at an in-person meeting in April 2019, the Trustees conferred extensively among themselves and with representatives of Funds Management about these matters. Also, the Board has adopted a team-based approach, with each team consisting of a sub-set of Trustees, to assist the full Board in the discharge of its duties in reviewing investment performance and other matters throughout the year. The Independent Trustees were assisted in their evaluation of the Advisory Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately.

In providing information to the Board, Funds Management and the Sub-Adviser were guided by a detailed set of requests for information submitted to them by independent legal counsel on behalf of the Independent Trustees at the start of the Board’s annual contract renewal process earlier in 2019. In considering and approving the Advisory Agreements, the Trustees considered the information they believed relevant, including but not limited to the information discussed below. The Board considered not only the specific information presented in connection with the Meeting, but also the knowledge gained over time through interaction with Funds Management and the Sub-Adviser about various topics. In this regard, the Board reviewed reports of Funds Management at each of its quarterly meetings, which included, among other things, portfolio reviews and investment performance reports. In addition, the Board and the teams mentioned above confer with portfolio managers at various times throughout the year. The Board did not identify any particular information or consideration that was all-important or controlling, and each individual Trustee may have attributed different weights to various factors.

After its deliberations, the Board unanimously approved the continuation of the Advisory Agreements for a one-year term and determined that the compensation payable to Funds Management and the Sub-Adviser under each of the Advisory Agreements was reasonable. The Board considered the approval of the Advisory Agreements for the Fund as part of its consideration of agreements for funds across the complex, but its approvals were made on a fund-by-fund basis. The following summarizes a number of important, but not necessarily all, factors considered by the Board in support of its approvals.

Nature, extent and quality of services

The Board received and considered various information regarding the nature, extent and quality of services provided to the Fund by Funds Management and the Sub-Adviser under the Advisory Agreements. This information included a description of the investment advisory services and Fund-level administrative services covered by the Management Agreement, as well as, among other things, a summary of the background and experience of senior management of Wells Fargo Asset Management (“WFAM”), of which Funds Management and the Sub-Adviser are a part, a summary of investments made in the business of WFAM, a summary of certain organizational and personnel changes involving Funds Management and the Sub-Adviser, and a description of Funds Management’s and the Sub-Adviser’s business continuity planning programs and of their approaches to data privacy and cybersecurity. The Board received and reviewed information about Funds Management’s role as administrator of the Fund’s liquidity risk management program. The Board also considered the qualifications, background, tenure and responsibilities of each of the portfolio managers primarily responsible for the day-to-day portfolio management of the Fund.

The Board evaluated the ability of Funds Management and the Sub-Adviser to attract and retain qualified investment professionals, including research, advisory and supervisory personnel. The Board further considered the compliance programs and compliance records of Funds Management and the Sub-Adviser. In addition, the Board took into account the full range of services provided to the Fund by Funds Management and its affiliates.

58  |  Wells Fargo Short-Term Municipal Bond Fund

Other information (unaudited)

Fund investment performance and expenses

The Board considered the investment performance results for the Fund over various time periods ended December 31, 2018. The Board considered these results in comparison to the investment performance of funds in a universe that was determined by Broadridge Inc. (“Broadridge”) to be similar to the Fund (the “Universe”), and in comparison to the Fund’s benchmark index and to other comparative data. Broadridge is an independent provider of investment company data. The Board received a description of the methodology used by Broadridge to select the mutual funds in the performance Universe. The Board noted that the investment performance of the Fund (Class A) was higher than the average investment performance of the Universe for all periods under review. The Board also noted that the investment performance of the Fund was lower than its benchmark index, the Bloomberg Barclays 1-3 Year Composite Municipal Bond Index, for the one-year period under review, in range of its benchmark for the three-year period under review, equal to its benchmark for the five-year period under review, but higher than its benchmark for the ten-year period under review.

The Board also received and considered information regarding the Fund’s net operating expense ratios and their various components, including actual management fees, custodian and other non-management fees, and Rule 12b-1 and non-Rule 12b-1 shareholder service fees. The Board considered these ratios in comparison to the median ratios of funds in class-specific expense groups that were determined by Broadridge to be similar to the Fund (the “Groups”). The Board received a description of the methodology used by Broadridge to select the mutual funds in the expense Groups and an explanation of how funds comprising expense groups and their expense ratios may vary from year-to-year. Based on the Broadridge reports, the Board noted that the net operating expense ratios of the Fund were lower than the median net operating expense ratios of the expense Groups for each share class.

The Board took into account the Fund’s investment performance and expense information provided to it among the factors considered in deciding to re-approve the Advisory Agreements.

Investment management and sub-advisory fee rates

The Board reviewed and considered the contractual fee rates payable by the Fund to Funds Management under the Management Agreement, as well as the contractual fee rates payable by the Fund to Funds Management for class-level administrative services under a Class-Level Administration Agreement, which include, among other things, class-level transfer agency and sub-transfer agency costs (collectively, the “Management Rates”). The Board also reviewed and considered the contractual investment sub-advisory fee rates that are payable by Funds Management to the Sub-Adviser for investment sub-advisory services.

Among other information reviewed by the Board was a comparison of the Fund’s Management Rates with the average contractual investment management fee rates of funds in the expense Groups at a common asset level as well as transfer agency costs of the funds in the expense Groups. The Board noted that the Management Rates of the Fund were lower than or in range of the sum of these average rates for the Fund’s expense Groups for all share classes.

The Board also received and considered information about the portion of the total management fee that was retained by Funds Management after payment of the fee to the Sub-Adviser for sub-advisory services. In assessing the reasonableness of this amount, the Board received and evaluated information about the nature and extent of responsibilities retained and risks assumed by Funds Management and not delegated to or assumed by the Sub-Adviser, and about Funds Management’s on-going oversight services. Given the affiliation between Funds Management and the Sub-Adviser, the Board ascribed limited relevance to the allocation of fees between them.

The Board also received and considered information about the nature and extent of services offered and fee rates charged by Funds Management and the Sub-Adviser to other types of clients with investment strategies similar to those of the Fund. In this regard, the Board received information about the significantly greater scope of services, and compliance, reporting and other legal burdens and risks of managing proprietary mutual funds compared with those associated with managing assets of other types of clients, including third-party sub-advised fund clients and non-mutual fund clients such as institutional separate accounts.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board determined that the compensation payable to Funds Management under the Management Agreement and to the Sub-Adviser under the Sub-Advisory Agreement was reasonable.

Profitability

The Board received and considered information concerning the profitability of Funds Management, as well as the profitability of both WFAM and Wells Fargo & Co. (“Wells Fargo”) from providing services to the fund family as a whole. The Board noted that the Sub-Adviser’s profitability information with respect to providing services to the Fund and other funds in the family was subsumed in the WFAM and Wells Fargo profitability analysis.

Wells Fargo Short-Term Municipal Bond Fund  |  59

Other information (unaudited)

Funds Management reported on the methodologies and estimates used in calculating profitability, including a description of the methodology used to allocate certain expenses. Among other things, the Board noted that the levels of profitability reported on a fund-by-fund basis varied widely, depending on factors such as the size, type and age of fund. Based on its review, the Board did not deem the profits reported by Funds Management, WFAM or Wells Fargo from services provided to the Fund to be at a level that would prevent it from approving the continuation of the Advisory Agreements.

Economies of scale

The Board received and considered information about the potential for Funds Management to experience economies of scale in the provision of management services to the Fund, the difficulties of calculating economies of scale at an individual fund level, and the extent to which potential scale benefits are shared with shareholders. The Board noted the existence of breakpoints in the Fund’s management fee structure, which operate generally to reduce the Fund’s expense ratios as the Fund grows in size. The Board considered that in addition to management fee breakpoints, Funds Management shares potential economies of scale from its management business in a variety of ways, including through fee waiver and expense reimbursement arrangements, services that benefit shareholders, competitive management fee rates set at the outset without regard to breakpoints, and investments in the business intended to enhance services available to shareholders.

The Board concluded that Funds Management’s arrangements with respect to the Fund, including contractual breakpoints, constituted a reasonable approach to sharing potential economies of scale with the Fund and its shareholders.

Other benefits to Funds Management and the Sub-Adviser

The Board received and considered information regarding potential “fall-out” or ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, as a result of their relationships with the Fund. Ancillary benefits could include, among others, benefits directly attributable to other relationships with the Fund and benefits potentially derived from an increase in Funds Management’s and the Sub-Adviser’s business as a result of their relationships with the Fund. The Board noted that various affiliates of Funds Management may receive distribution-related fees, shareholder servicing payments and sub-transfer agency fees in respect of shares sold or held through them and services provided.

The Board also reviewed information about soft dollar credits earned and utilized by the Sub-Adviser, fees earned by Funds Management and the Sub-Adviser from managing a private investment vehicle for the fund family’s securities lending collateral, and commissions earned by an affiliated broker from portfolio transactions.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board did not find that any ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, were unreasonable.

Conclusion

At the Meeting, after considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board unanimously approved the continuation of the Advisory Agreements for a one-year term and determined that the compensation payable to Funds Management and the Sub-Adviser under each of the Advisory Agreements was reasonable.

60  |  Wells Fargo Short-Term Municipal Bond Fund

For more information

More information about Wells Fargo Funds is available free upon request. To obtain literature, please write, visit the Fund’s website, or call:

Wells Fargo Funds

P.O. Box 219967

Kansas City, MO 64121-9967

Website: wfam.com

Individual investors: 1-800-222-8222

Retail investment professionals: 1-888-877-9275

Institutional investment professionals: 1-866-765-0778

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call 1-800-222-8222 or visit the Fund’s website at wfam.com. Read the prospectus carefully before you invest or send money.

Wells Fargo Asset Management (WFAM) is the trade name for certain investment advisory/management firms owned by Wells Fargo & Company. These firms include but are not limited to Wells Capital Management Incorporated and Wells Fargo Funds Management, LLC. Certain products managed by WFAM entities are distributed by Wells Fargo Funds Distributor, LLC (a broker-dealer and Member FINRA).

This material is for general informational and educational purposes only and is NOT intended to provide investment advice or a recommendation of any kind—including a recommendation for any specific investment, strategy, or plan.

INVESTMENT PRODUCTS: NOT FDIC INSURED  ◾  NO BANK GUARANTEE  ◾   MAY LOSE VALUE

© 2019 Wells Fargo Funds Management, LLC. All rights reserved.

404827 08-19

A256/AR256 06-19

Annual Report

June 30, 2019

Wells Fargo

Ultra Short-Term Municipal Income Fund

Beginning on January 1, 2021, as permitted by new regulations adopted by the Securities and Exchange Commission, paper copies of the Wells Fargo Funds’ annual and semi-annual shareholder reports issued after this date will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds’ website, and you will be notified by mail each time a report is posted and provided with a website address to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically at any time by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling 1-800-222-8222 or by enrolling at wellsfargo.com/advantagedelivery.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports; if you invest directly with the Fund, you can call 1-800-222-8222. Your election to receive reports in paper will apply to all Wells Fargo Funds held in your account with your financial intermediary or, if you are a direct investor, to all Wells Fargo Funds that you hold.

Reduce clutter. Save trees.
Sign up for electronic delivery of prospectuses and shareholder reports at wellsfargo.com/advantagedelivery

The views expressed and any forward-looking statements are as of June 30, 2019, unless otherwise noted, and are those of the Fund managers and/or Wells Fargo Asset Management. Discussions of individual securities, or the markets generally, or any Wells Fargo Fund are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements. The views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo Asset Management and the Fund disclaim any obligation to publicly update or revise any views expressed or forward-looking statements.

INVESTMENT PRODUCTS: NOT FDIC INSURED  ◾  NO BANK GUARANTEE  ◾  MAY LOSE VALUE

Wells Fargo Ultra Short-Term Municipal Income Fund  |  1

Letter to shareholders (unaudited)

Andrew Owen

President

Wells Fargo Funds

Dear Shareholder:

We are pleased to offer you this annual report for the Wells Fargo Ultra Short-Term Municipal Income Fund for the 12-month period that ended June 30, 2019. After the first six months of the period yielded either low-single-digit or negative investment returns, stock and bond investors enjoyed a recovery during the final six months. The gains came amid continued concerns about global economic growth, international trade, geopolitical tensions, and bouts of market volatility.

For the period, U.S. stocks, based on the S&P 500 Index,1 gained 10.42% and international stocks, as measured by the MSCI ACWI ex USA Index (Net),2 rose 1.29%. The MSCI EM Index (Net)3 added 1.21%. For bond investors, the Bloomberg Barclays U.S. Aggregate Bond Index4 added 7.87%, the Bloomberg Barclays Global Aggregate ex-USD Index5 rose 4.10%, the Bloomberg Barclays Municipal Bond Index6 gained 6.71%, and the ICE BofAML U.S. High Yield Index7 added 7.58%.

U.S. and international markets diverged during the third quarter of 2018.

Domestic equity investors received encouraging news during the third quarter of 2018. The U.S. Bureau of Economic Analysis reported second-quarter annualized gross domestic product (GDP) growth of 4.2%. Hiring improved. Unemployment declined. Consumer confidence and spending increased. Third-quarter corporate earnings reports were generally positive. U.S. trade negotiations with Mexico and Canada progressed. The U.S. Federal Reserve (Fed) raised the federal funds rate by 25 basis points (bps; 100 bps equal 1.00%) to a target range of between 2.00% and 2.25% in September, one of four rate increases implemented during 2018, expressing confidence in the strength of the U.S. economic expansion’s durability.

Investors in international markets were not as confident. Tensions between the U.S. and China increased. The U.S. imposed $200 billion in tariffs on Chinese goods. China reacted with $60 billion in tariffs on U.S. goods. Economic growth in China caused concern. During the quarter, the MSCI ACWI ex USA Index (Net) gained 0.71%. The MSCI EM Index (Net) declined 1.09%. In fixed-income markets, U.S. bonds were flat, as measured by the Bloomberg Barclays U.S. Aggregate Bond Index. The Bloomberg Barclays Global Aggregate ex-USD Index fell 1.74%.

[1]

The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.

[2]

The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) ex USA Index (Net) is a free-float-adjusted market-capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets, excluding the U.S. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices or any securities or financial products. This report is not approved, reviewed, or produced by MSCI. You cannot invest directly in an index.

[3]

The MSCI Emerging Markets (EM) Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of emerging markets. You cannot invest directly in an index.

[4]

The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. You cannot invest directly in an index.

[5]

The Bloomberg Barclays Global Aggregate ex-USD Index is an unmanaged index that provides a broad-based measure of the global investment-grade fixed-income markets excluding the U.S. dollar-denominated debt market. You cannot invest directly in an index.

[6]	The Bloomberg Barclays Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.

[7]

The ICE BofAML U.S. High Yield Index is a market-capitalization-weighted index of domestic and Yankee high-yield bonds. The index tracks the performance of high-yield securities traded in the U.S. bond market. You cannot invest directly in an index. Copyright 2019. ICE Data Indices, LLC. All rights reserved.

2  |  Wells Fargo Ultra Short-Term Municipal Income Fund

Letter to shareholders (unaudited)

Global markets suffered during the fourth quarter of 2018.

November’s U.S. midterm elections shifted control of the House of Representatives from Republicans to Democrats, presaging partisan clashes that followed and caused uncertainty among investors. Third-quarter U.S. GDP was announced at an annualized 3.4% rate, lower than the second-quarter rate. Brexit efforts stalled ahead of the March 2019 deadline. The People’s Bank of China cut reserve requirement ratios, accelerated infrastructure spending, and cut taxes even as the value of the yuan declined to low levels last seen in 2008. A partial U.S. government shutdown driven by partisan policy disputes extended into January.

The combination of news in the U.S. and generally weak economic indicators outside of the U.S. caused investors to seek safe havens. December’s S&P 500 Index performance was the worst since 1931. Globally, fixed-income investments fared better than stocks during the last two months of the year. The Fed increased the federal funds rate by 25 bps in December to a target range of between 2.25% and 2.50%.

The market climbs a wall of worry.

Investors entered 2019 with reasons to be concerned. Investment returns appeared to reaffirm the adage that markets climb a wall of worry. The S&P 500 Index gained 8.01% for the month of January, the best monthly performance in 30 years. Returns for the MSCI ACWI ex USA Index (Net), the Bloomberg Barclays U.S. Aggregate Bond Index, and the Bloomberg Barclays Global Aggregate ex-USD Index also were positive. The Fed indicated that it would pause its program of regular rate increases during 2019 as inflation remained low.

In February 2019, concerns over slowing global growth persisted. The Bureau of Economic Analysis announced fourth-quarter 2018 GDP grew at an annualized 2.2% rate, down from the levels of the prior two quarters. In a February report, the Bank of England forecast the slowest growth since the financial crisis for 2019. China and the U.S. continued to wrangle over trade issues.

By the end of March 2019, the combination of dovish Fed sentiment and steady, if not spectacular, economic and business metrics reinforced investors’ confidence. Monthly job creation data and corporate profits, while less consistent than during 2018, were solid. China announced a roughly $300 billion stimulus package through tax and fee cuts intended to reinvigorate economic growth.

During April 2019, investors drew confidence from favorable economic projections, sustained low inflation, and solid employment data. First-quarter GDP showed the economy grew at an annualized rate of 3.2% on improvement in business investment and exports. Favorable sentiment extended to foreign markets as the MSCI ACWI ex USA Index (Net) gained 2.64% and the MSCI EM Index (Net) added 2.11% for the month.

During May 2019, investing signals were mixed. In the U.S., partisan wrangling ramped up as Democrats and Republicans set their sights on 2020 presidential politics. The U.K.’s Brexit caused Prime Minister Theresa May to resign. The European Commission downgraded the 2019 growth forecast to 1.2%. The U.S. increased tariffs on products from China, China responded, and then talks broke down. President Donald Trump threatened to turn his foreign policy tariff tool to Mexico over immigration issues. Markets tumbled.

As had been the case during most of 2019 to date, just as the investment horizon appeared to darken, sentiment turned and markets gained. The gains, primarily driven by geopolitical and monetary policy events, drove equity markets to new highs. President Trump dropped his threats of new tariffs on Mexico after talks and further tariffs on China after meeting with China’s President Xi Jinping at the G-20 summit. President Mario Draghi of the European Central Bank said that if the outlook doesn’t

“December’s S&P 500 Index performance was the worst since 1931.”

“The S&P 500 Index gained 8.01% for the month of January, the best monthly performance in 30 years.”

Wells Fargo Ultra Short-Term Municipal Income Fund  |  3

Letter to shareholders (unaudited)

improve, the bank will cut rates or buy more assets to prop up inflation. In the U.S., the Fed said growth shifted from “solid” to “moderate” and indicated a willingness to cut rates.

Don’t let short-term uncertainty derail long-term investment goals.

Periods of investment uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. To help you create a sound strategy based on your personal goals and risk tolerance, Wells Fargo Funds offers more than 100 mutual funds spanning a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.

Thank you for choosing to invest with Wells Fargo Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs.

Sincerely,

Andrew Owen

President

Wells Fargo Funds

For further information about your Fund, contact your investment professional, visit our website at wfam.com, or call us directly at 1-800-222-8222.

4  |  Wells Fargo Ultra Short-Term Municipal Income Fund

This page is intentionally left blank.

Performance highlights (unaudited)

Investment objective

The Fund seeks current income exempt from federal income tax, consistent with capital preservation.

Manager

Wells Fargo Funds Management, LLC

Subadviser

Wells Capital Management Incorporated

Portfolio managers

Wendy Casetta

Bruce R. Johns

James Randazzo‡

Average annual total returns (%) as of June 30, 2019

		Including sales charge			Excluding sales charge			Expense ratios[1] (%)

	Inception date	1 year	5 year	10 year	1 year	5 year	10 year	Gross	Net[2]

Class A (SMAVX)	10-2-2000	-0.41	0.19	0.62	1.63	0.60	0.83	0.77	0.67

Class C (WFUSX)	3-31-2008	-0.13	-0.17	0.09	0.87	-0.17	0.09	1.52	1.42

Class R6 (WUSRX)[3]	7-31-2018	–	–	–	1.98	0.91	1.13	0.39	0.32

Administrator Class (WUSMX)[4]	7-30-2010	–	–	–	1.70	0.67	0.90	0.71	0.60

Institutional Class (SMAIX)	7-31-2000	–	–	–	1.93	0.90	1.13	0.44	0.37

Ultra Short-Term Municipal Income Blended Index[5]	–	–	–	–	2.05	0.84	0.75	–	–

Bloomberg Barclays 1-Year Municipal Bond Index[6]	–	–	–	–	2.35	1.05	1.17	–	–

iMoneyNet Tax-Free National Institutional Money Market Funds Average[7]	–	–	–	–	1.76	0.63	0.33	–	–

Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, wfam.com.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.

For Class A shares, the maximum front-end sales charge is 2.00%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including a contingent deferred sales charge assumes the sales charge for the corresponding time period. Class R6, Administrator Class, and Institutional Class shares are sold without a front-end sales charge or contingent deferred sales charge.

Bond values fluctuate in response to the financial condition of individual issuers, general market and economic conditions, and changes in interest rates. Changes in market conditions and government policies may lead to periods of heightened volatility in the bond market and reduced liquidity for certain bonds held by the Fund. In general, when interest rates rise, bond values fall and investors may lose principal value. Interest rate changes and their impact on the Fund and its share price can be sudden and unpredictable. The use of derivatives may reduce returns and/or increase volatility. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). The Fund is exposed to high-yield securities risk and municipal securities risk. Consult the Fund’s prospectus for additional information on these and other risks. A portion of the Fund’s income may be subject to federal, state, and/ or local income taxes or the Alternative Minimum Tax (AMT). Any capital gains distributions may be taxable.

Please see footnotes on page 7.

6  |  Wells Fargo Ultra Short-Term Municipal Income Fund

Performance highlights (unaudited)

Growth of $10,000 investment as of June 30, 2019[8]

‡	Mr. Randazzo became a portfolio manager of the Fund on March 28, 2019.

[1]

Reflects the expense ratios as stated in the most recent prospectuses. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report.

[2]

The manager has contractually committed through October 31, 2019, to waive fees and/or reimburse expenses to the extent necessary to cap the expenses of each class after fee waivers at the amounts shown. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses (if any), and extraordinary expenses are excluded from the expense cap. Prior to or after the commitment expiration date, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees. Without this cap, the Fund’s returns would have been lower. The expense ratio paid by an investor is the net expense ratio (the total annual fund operating expenses after fee waivers) as stated in the prospectuses.

[3]

Historical performance shown for Class R6 shares prior to their inception reflects the performance of the Institutional Class shares, and includes the higher expenses applicable to Institutional Class shares. If these expenses had not been included, returns for Class R6 shares would be higher.

[4]

Historical performance shown for Administrator Class shares prior to their inception reflects the performance of Institutional Class shares, adjusted to reflect the higher expenses applicable to Administrator Class shares.

[5]

Source: Wells Fargo Funds Management LLC. The Ultra Short-Term Municipal Income Blended Index is composed 50% of the Bloomberg Barclays 1-Year Municipal Bond Index and 50% of the iMoneyNet Tax-Free National Institutional Money Market Funds Average. You cannot invest directly in an index.

[6]

The Bloomberg Barclays 1-Year Municipal Bond Index is the one-year component of the Bloomberg Barclays Municipal Bond Index, which is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.

[7]	iMoneyNet Tax-Free National Institutional Money Market Funds Average is the return of an unmanaged group of money market funds. You cannot invest directly in this average.

[8]

The chart compares the performance of Class A shares for the most recent ten years with the Ultra Short-Term Municipal Income Blended Index, Bloomberg Barclays 1- Year Municipal Bond Index, and the iMoneyNet Tax-Free National Institutional Money Markets Funds Average. The chart assumes a hypothetical $10,000 investment in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 2.00%.

[9]	Amounts are calculated based on the long-term total investments of the Fund. These amounts are subject to change and may have changed since the date specified.

[10]

The credit quality distribution of portfolio holdings reflected in the chart is based on ratings from Standard & Poor’s, Moody’s Investors Service, and/or Fitch Ratings Ltd. Credit quality ratings apply to the underlying holdings of the Fund and not to the Fund itself. The percentages of the Fund’s portfolio with the ratings depicted in the chart are calculated based on the total market value of fixed income securities held by the Fund. If a security was rated by all three rating agencies, the middle rating was utilized. If rated by two of three rating agencies, the lower rating was utilized, and if rated by one of the rating agencies, that rating was utilized. Standard & Poor’s rates the creditworthiness of bonds, ranging from AAA (highest) to D (lowest). Ratings from A to CCC may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the rating categories. Standard & Poor’s rates the creditworthiness of short-term notes from SP-1 (highest) to SP-3 (lowest). Moody’s rates the creditworthiness of bonds, ranging from Aaa (highest) to C (lowest). Ratings Aa to B may be modified by the addition of a number 1 (highest) to 3 (lowest) to show relative standing within the ratings categories. Moody’s rates the creditworthiness of short-term U.S. tax-exempt municipal securities from MIG 1/VMIG 1 (highest) to SG (lowest). Fitch rates the creditworthiness of bonds, ranging from AAA (highest) to D (lowest). Credit quality distribution is subject to change and may have changed since the date specified.

Wells Fargo Ultra Short-Term Municipal Income Fund  |  7

Performance highlights (unaudited)

MANAGER’S DISCUSSION

Fund highlights

∎

The Fund (Class A shares, excluding sales charges) underperformed its benchmarks, the Ultra Short-Term Municipal Income Blended Index, the Bloomberg Barclays 1-Year Municipal Bond Index, and the iMoneyNet Tax-Free National Institutional Money Market Funds Average, for the 12-month period that ended June 30, 2019.

∎

The Fund’s overweight to BBB-rated bonds, combined with underweights to higher-rated and prerefunded bonds, contributed to performance. However, an overweight to floating-rate bonds and underweights to A-rated, state general obligation (GO), and lease revenue bonds detracted from performance.

∎

The Fund’s duration was shorter than the Bloomberg Barclays 1-Year Municipal Bond Index, and despite rates declining across the yield curve over the past year, our short duration contributed to performance as the bonds on the very short end outperformed.

∎

Yield-curve positioning also contributed to performance over the period. While this Fund will invest only in securities with a maturity of five years or shorter, as the curve flattened, those slightly longer maturities outperformed.

Effective maturity distribution as of June 30, 2019[9]

The Fed abruptly changed course from raising rates to a potential rate cut.

Throughout most of 2018, the fixed-income markets expected the U.S. Federal Reserve (Fed) to continue the path to normalize monetary policy. Moderate economic growth, stronger employment data, and inflation near its 2% target enabled the Fed to increase the federal funds rate four times in the calendar year. Despite a Fed rate hike in December, the Treasury market rallied in the fourth quarter of 2018 as the market lowered expectations for further rate hikes amid slower global growth, trade tariffs, and uncertainty concerning Britain’s departure from the European Union.

These concerns only increased as we moved into the first half of 2019, and discussions changed from when the Fed might hike to when it might cut the federal funds rate. As a result, fixed-income markets rallied, pushing the benchmark 10-year Treasury yield from a 3.23% peak in November 2018 to 2.00% by the end of June 2019.

Credit quality as of June 30, 2019[10]

Specific to the municipal bond market, the beginning of the reporting period was marked with significant outflows due to a general risk-on sentiment in equity markets and the fear of rising interest rates. Short municipals slightly underperformed Treasuries over the period. As the calendar turned, so did market sentiment. Flows into municipal mutual funds not only turned positive, but record inflows were reported as investor opinion toward fixed income, particularly municipals, improved due to investor expectations that interest rates would remain stable. While new-issue supply was higher than it was a year earlier, it was still much lower than a typical year due to tax reform that eliminated the ability of issuers to advance refund outstanding, higher-cost debt. Overall reduced supply, state and local sales tax caps for individuals, and lower interest rates fueled demand and thus returns for municipal bonds over the period.

Please see footnotes on page 7.

8  |  Wells Fargo Ultra Short-Term Municipal Income Fund

Performance highlights (unaudited)

Lower credit quality continued to drive returns.

As the period began, the Fund began to modestly increase interest rate exposure into market weakness. Yields on the five-year Treasury peaked in November at over 3%. We took advantage of market weakness and seasonally high issuance at year-end to get closer to neutral duration positioning. Also, as credit spreads continued to tighten, we began buying higher-quality bonds but maintained an overweight to BBB-rated bonds. The Fund’s overweight to BBB-rated debt contributed to performance as lower-rated bonds outperformed higher-quality bonds during the period. In addition, the Fund’s overweight to lower-quality bonds with relatively short maturities allowed a competitive yield without significant duration risk. Sector positioning detracted from performance during the period due to an underweight to state GO and lease-backed bonds. Also, as the expectation for future rates to move lower increased, our exposure to floating-rate notes underperformed. However, overweights to Illinois and New Jersey bonds positively affected performance over the period.

Our outlook is for lower rates.

Overall, technicals remain strong in the municipal bond market and we expect municipal bond valuations in the medium term to be helped by high state income tax rates, record levels of municipal debt maturities and calls, and limited availability of gross municipal bond supply. However, we believe overall economic growth in this cycle has neared its peak, and as a result, the Fed may lower rates before the end of the year. Therefore, we will look to maintain a neutral duration positioning and an up-in-quality trade approach.

Please see footnotes on page 7.

Wells Fargo Ultra Short-Term Municipal Income Fund  |  9

Fund expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (if any) on redemptions and (2) ongoing costs, including management fees, distribution (12b-1) and/or shareholder servicing fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from January 1, 2019 to June 30, 2019.

Actual expenses

The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and contingent deferred sales charges. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning account value 12-1-2018	Ending account value 6-30-2019	Expenses paid during the period¹	Annualized net expense ratio

Class A

Actual	$1,000.00	$1,010.05	$3.34	0.67%

Hypothetical (5% return before expenses)	$1,000.00	$1,021.47	$3.36	0.67%

Class C

Actual	$1,000.00	$1,007.41	$7.07	1.42%

Hypothetical (5% return before expenses)	$1,000.00	$1,017.75	$7.10	1.42%

Class R6

Actual	$1,000.00	$1,011.80	$1.60	0.32%

Hypothetical (5% return before expenses)	$1,000.00	$1,023.21	$1.61	0.32%

Administrator Class

Actual	$1,000.00	$1,010.40	$2.99	0.60%

Hypothetical (5% return before expenses)	$1,000.00	$1,021.82	$3.01	0.60%

Institutional Class

Actual	$1,000.00	$1,011.56	$1.85	0.37%

Hypothetical (5% return before expenses)	$1,000.00	$1,022.96	$1.86	0.37%

[1]

Expenses paid is equal to the annualized net expense ratio of each class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half-year period).

10  |  Wells Fargo Ultra Short-Term Municipal Income Fund

Portfolio of investments—June 30, 2019

	Interest rate	Maturity date	Principal	Value
Municipal Obligations: 99.81%

Alabama: 1.86%

Health Revenue: 0.15%

Alabama Health Care Authority for Baptist Health Series B (AGC Insured) (m)	2.15%	11-15-2037	$2,900,000	$2,900,000

Utilities Revenue: 1.71%

Alabama Black Belt Energy Gas District Series A (Royal Bank of Canada LIQ)	4.00	7-1-2046	18,635,000	19,461,462

Alabama Black Belt Energy Gas District Series A (Royal Bank of Canada LIQ)	4.00	8-1-2047	4,280,000	4,565,005

Black Belt Energy Gas District Project 4 Series A-1	4.00	6-1-2020	1,855,000	1,895,383

Black Belt Energy Gas District Project 4 Series A-1	4.00	6-1-2022	500,000	532,315

Chatom AL Industrial Development Board Alabama Electric Series A (National Rural Utilities Cooperative Finance SPA) øø	1.85	8-1-2037	5,945,000	5,946,011

				32,400,176

Alaska: 0.11%

Health Revenue: 0.11%

Alaska IDA Loan Anticipation YKHC Project	3.50	12-1-2020	2,000,000	2,011,100

Arizona: 2.31%

Education Revenue: 0.09%

Phoenix AZ IDA BASIS Schools Incorporated Project Series A 144A	3.00	7-1-2020	790,000	791,003

Pima County AZ IDA Charter Schools Refunding Bond Project Series Q	4.00	7-1-2019	945,000	945,000

				1,736,003

GO Revenue: 0.16%

Maricopa County AZ Gilbert Unified School District #41 (Build America Mutual Assurance Company Insured)	3.00	7-1-2019	3,005,000	3,005,000

Health Revenue: 1.15%

Maricopa County AZ IDA Series A	5.00	1-1-2048	3,910,000	4,344,675

Scottsdale AZ IDA Healthcare Series F (AGM Insured) (m)	1.99	9-1-2045	17,350,000	17,350,000

				21,694,675

Industrial Development Revenue: 0.91%

Chandler AZ IDA Intel Corporation Project	2.70	12-1-2037	3,200,000	3,307,232

Phoenix AZ IDA Various Republic Services Incorporated Projects	1.90	12-1-2035	14,000,000	14,004,060

				17,311,292

				43,746,970

Arkansas: 0.39%

Housing Revenue: 0.39%

Arkansas Development Finance Authority Pine Bluff Conversion Project	1.69	11-1-2021	7,430,000	7,433,566

California: 6.41%

GO Revenue: 2.38%

California Refunding Bond Series A (SIFMA Municipal Swap +0.25%) ±	2.15	5-1-2033	21,505,000	21,491,452

California Series B (SIFMA Municipal Swap +0.38%) ±	2.28	12-1-2027	6,730,000	6,735,586

California Series D (SIFMA Municipal Swap +0.29%) ±	2.19	12-1-2028	16,910,000	16,913,044

				45,140,082

Wells Fargo Ultra Short-Term Municipal Income Fund  |  11

Portfolio of investments—June 30, 2019

	Interest rate	Maturity date	Principal	Value
Health Revenue: 2.15%

California Statewide CDA Health Facilities Catholic Series D (AGM Insured) (m)	1.88%	7-1-2041	$13,550,000	$13,550,000

California Statewide CDA Health Facilities Catholic Series F (AGM Insured) (m)	2.00	7-1-2040	15,075,000	15,075,000

Palomar CA Pomerado Health Care District Certificate of Participation Series A (AGM Insured) (m)	2.44	11-1-2036	10,125,000	10,125,000

Palomar CA Pomerado Health Care District Certificate of Participation Series B (AGM Insured) (m)	2.50	11-1-2036	1,000,000	1,000,000

Palomar CA Pomerado Health Care District Certificate of Participation Series C (AGM Insured) (m)	2.45	11-1-2036	850,000	850,000

				40,600,000

Miscellaneous Revenue: 1.88%

California Infrastructure & Economic Development Bank The J. Paul Getty Trust Series A-1 (1 Month LIBOR +0.33%) ±	2.04	10-1-2047	5,000,000	4,990,750

California Infrastructure & Economic Development Bank The J. Paul Getty Trust Series A-2 (3 Month LIBOR +0.37%) ±	2.13	4-1-2038	25,640,000	25,672,050

California Infrastructure & Economic Development Bank The J. Paul Getty Trust Series B-2 (1 Month LIBOR +0.20%) ±	1.91	10-1-2047	5,000,000	4,992,050

				35,654,850

				121,394,932

Colorado: 0.94%

Airport Revenue: 0.04%

Denver CO City & County Airport Subordinate Bond Series F-2 (AGC Insured) (m)	1.80	11-15-2025	725,000	725,000

Health Revenue: 0.57%

Colorado Health Facilities Authority Catholic Health Initiatives Series B-3	1.88	7-1-2039	360,000	359,950

Denver CO Health & Hospital Authority Refunding Bond Series A 144A	5.00	12-1-2019	1,355,000	1,373,455

Denver CO Health & Hospital Authority Refunding Bond Series A 144A	5.00	12-1-2020	1,175,000	1,229,050

University of Colorado Hospital Authority Series C-1	4.00	11-15-2047	7,775,000	7,805,089

				10,767,544

Housing Revenue: 0.06%

Colorado HFA Park Terrace Project (HUD Insured)	1.85	4-1-2020	1,250,000	1,251,338

Tax Revenue: 0.03%

Pueblo CO Urban Renewal Authority Regional Tourism Act Project	2.75	6-1-2020	545,000	546,657

Transportation Revenue: 0.24%

Colorado E-470 Public Highway Authority Series A (1 Month LIBOR +0.42%) ±	2.02	9-1-2039	4,500,000	4,499,100

				17,789,639

Connecticut: 1.14%

Education Revenue: 0.72%

Connecticut HEFAR Yale University Issue Series A	1.00	7-1-2042	11,730,000	11,730,000

Connecticut Higher Education Supplemental Loan Authority Chesla Loan Program Series B	4.00	11-15-2019	935,000	942,555

Connecticut Higher Education Supplemental Loan Authority Chesla Loan Program Series B	5.00	11-15-2021	545,000	584,082

Connecticut Higher Education Supplemental Loan Authority Chesla Loan Program Series B	5.00	11-15-2023	440,000	494,419

				13,751,056

12  |  Wells Fargo Ultra Short-Term Municipal Income Fund

Portfolio of investments—June 30, 2019

	Interest rate	Maturity date	Principal	Value
GO Revenue: 0.03%

New Haven CT Series A	5.25%	8-1-2019	$575,000	$576,581

Housing Revenue: 0.39%

Connecticut HFA Housing Mortgage Finance Program Series A	2.40	11-15-2020	980,000	991,603

Connecticut HFA Housing Mortgage Finance Program Series F	1.55	5-15-2020	800,000	798,824

Connecticut HFA Series 25	2.10	6-15-2020	930,000	932,269

Connecticut HFA Series 25	2.30	6-15-2021	950,000	957,334

Connecticut HFA Series 25	2.50	6-15-2022	840,000	853,751

Connecticut HFA Subordinate Bond Series E-3 (GNMA/FNMA/FHLMC Insured)	1.50	11-15-2047	2,800,000	2,800,056

				7,333,837

				21,661,474

Florida: 2.49%

Education Revenue: 0.13%

University of North Florida Financing Corporation Housing Project (AGM Insured)	5.00	11-1-2019	2,510,000	2,537,359

Health Revenue: 0.45%

Hillsborough County FL IDA University Community Hospital Series B	8.00	8-15-2032	3,830,000	3,898,289

Miami FL HFFA Miami Jewish Health Systems Incorporate Project	5.00	7-1-2020	390,000	400,674

Miami-Dade County FL Health Facilities Authority Miami Children’s Hospital Project Series A	5.25	8-1-2021	425,000	442,450

North Broward FL Hospital District Series B	5.00	1-1-2020	780,000	792,418

North Broward FL Hospital District Series B	5.00	1-1-2021	925,000	967,513

Palm Beach County FL Health Facilities Authority Retirement Life Communities Project	4.00	11-15-2019	2,090,000	2,109,458

				8,610,802

Housing Revenue: 1.09%

Florida Housing Finance Corporation Series 1 (GNMA/FNMA/FHLMC Insured)	1.95	1-1-2021	1,565,000	1,576,941

Florida Housing Finance Corporation Series 1 (GNMA/FNMA/FHLMC Insured)	2.00	7-1-2021	1,365,000	1,380,111

Florida Housing Finance Corporation Series 1 (GNMA/FNMA/FHLMC Insured)	2.05	1-1-2022	1,010,000	1,025,271

Jacksonville FL HFA Desert-Silver LLC Project	2.25	12-1-2021	7,250,000	7,301,113

Miami-Dade County FL HFA St. John Plaza Apartments	2.00	8-1-2019	7,625,000	7,625,534

Pinellas County FL HFA	1.85	1-1-2022	1,640,000	1,641,706

				20,550,676

Miscellaneous Revenue: 0.41%

Pasco County FL School Board Certificate of Participation Series B (Ambac Insured) (m)	2.34	8-1-2030	7,825,000	7,825,000

Resource Recovery Revenue: 0.03%

Lee County FL Solid Waste System	5.00	10-1-2020	470,000	487,733

Transportation Revenue: 0.38%

Florida Development Finance Corporation Surface Series T	1.90	1-1-2049	7,200,000	7,200,936

				47,212,506

Wells Fargo Ultra Short-Term Municipal Income Fund  |  13

Portfolio of investments—June 30, 2019

	Interest rate	Maturity date	Principal	Value
Georgia: 4.42%

Housing Revenue: 2.77%

Atlanta GA Urban Residential Finance Authority Bethel Towers I LP Apartments Project	2.07%	7-1-2021	$3,500,000	$3,517,395

Clayton County GA Housing Authority Renaissance at Garden Walk Apartments Project	2.30	6-1-2022	13,000,000	13,147,420

DeKalb County GA Housing Authority Sterling at Candler Village Project	2.15	1-1-2021	5,630,000	5,630,000

Douglas County GA Housing Authority Douglass Village Apartments Project	2.25	12-1-2021	9,500,000	9,576,285

Fulton County GA Housing Authority Residences Maggie Capitol Series A	2.00	3-1-2021	8,735,000	8,762,865

Macon-Bibb County GA Housing Authority Hallmark Portfolio	2.04	4-1-2021	11,765,000	11,808,060

				52,442,025

Industrial Development Revenue: 0.39%

Monroe County GA PCR Georgia Power Company Plant Scherer Project	2.35	10-1-2048	7,430,000	7,502,665

Utilities Revenue: 1.26%

Burke County GA Development Authority Georgia Power Company Plant Vogtle Project Fifth Series 1995	2.05	10-1-2032	1,850,000	1,854,699

Burke County GA Development Authority Georgia Power Company Plant Vogtle Project First Series 1996	2.35	10-1-2032	5,315,000	5,366,981

Burke County GA Development Authority Georgia Power Company Plant Vogtle Project First Series 2008	1.65	11-1-2048	1,955,000	1,952,752

Burke County GA Development Authority Georgia Power Company Plant Vogtle Project First Series 2012	1.85	12-1-2049	12,120,000	12,122,545

Monroe County GA Development Authority Power Company Plant Scherer Project	2.05	7-1-2049	2,545,000	2,551,464

				23,848,441

				83,793,131

Hawaii: 1.06%

GO Revenue: 0.95%

Honolulu HI Rail Transit Project Series H (SIFMA Municipal Swap +0.31%) ±	2.21	9-1-2024	7,820,000	7,818,436

Honolulu HI Rail Transit Project Series H (SIFMA Municipal Swap +0.32%) ±	2.22	9-1-2025	7,035,000	7,033,593

Honolulu HI Rail Transit Project Series H (SIFMA Municipal Swap +0.32%) ±	2.22	9-1-2026	3,125,000	3,124,375

				17,976,404

Health Revenue: 0.11%

Hawaii Department of Budget & Finance Queens Health System Series B (SIFMA Municipal Swap +0.45%) ±	2.35	7-1-2039	2,070,000	2,070,000

				20,046,404

Idaho: 0.33%

Housing Revenue: 0.33%

Idaho Housing & Finance Association Series A (FNMA LOC) ø	2.10	1-1-2038	6,265,000	6,265,000

Illinois: 7.01%

Education Revenue: 0.90%

Illinois Educational Facilities Authority University of Chicago Series B	1.88	7-1-2025	2,000,000	2,004,440

Illinois Tender Option Bond Trust Receipts/Floater Certificates Series 2018-XF1077 (Deutsche Bank LOC, Deutsche Bank LIQ) 144Aø	2.30	4-1-2058	15,000,000	15,000,000

				17,004,440

14  |  Wells Fargo Ultra Short-Term Municipal Income Fund

Portfolio of investments—June 30, 2019

	Interest rate	Maturity date	Principal	Value
GO Revenue: 2.15%

Chicago IL Refunding Bond Project Series B	5.00%	1-1-2020	$2,575,000	$2,610,973

Chicago IL Series A	5.00	12-1-2019	780,000	789,056

Chicago IL Series C	5.00	1-1-2020	1,005,000	1,019,040

Chicago IL Series C	5.00	1-1-2021	1,565,000	1,647,945

Grundy, Kendall & Will Counties IL Community School District #201 (AGC Insured)	5.75	10-15-2019	420,000	421,449

Illinois	5.00	1-1-2020	6,315,000	6,417,745

Illinois	5.00	2-1-2020	2,375,000	2,420,054

Illinois	5.00	2-1-2021	3,115,000	3,264,115

Illinois	5.00	11-1-2021	5,380,000	5,754,556

Illinois	5.00	1-1-2022	5,915,000	6,338,987

Lake County IL Water Sewerage System Grainger Incorporated Project (Northern Trust Company LIQ) ø	2.10	4-1-2021	1,500,000	1,500,000

Waukegan IL Series 2018B (AGM Insured)	3.00	12-30-2020	2,340,000	2,390,989

Waukegan IL Series 2018B (AGM Insured)	4.00	12-30-2021	800,000	847,144

Whiteside & Lee County IL Community Unit School District 5 Series A (Build America Mutual Assurance Company Insured)	4.00	12-1-2022	1,375,000	1,469,064

Whiteside & Lee County IL Community Unit School District 5 Series A (Build America Mutual Assurance Company Insured)	4.00	12-1-2023	1,435,000	1,554,478

Winnebago, Boone & Ogle Counties IL Rockford Park District Series 2018B	2.31	12-15-2019	2,280,000	2,285,198

				40,730,793

Health Revenue: 0.23%

Illinois Finance Authority Presbyterian Homes Obligated Group Series A	4.00	11-1-2019	390,000	392,933

Illinois Finance Authority Presbyterian Homes Obligated Group Series B (1 Month LIBOR +1.35%) ±	3.06	5-1-2036	3,910,000	3,919,814

				4,312,747

Housing Revenue: 0.55%

Chicago IL Multifamily Housing Mark Twain Apartments Project	2.20	6-1-2021	10,325,000	10,371,566

Miscellaneous Revenue: 1.01%

Illinois	5.00	8-1-2019	7,925,000	7,945,843

Illinois Refunding Bond	5.00	8-1-2022	2,290,000	2,490,650

Illinois Series D	5.00	11-1-2021	7,820,000	8,364,428

Minooka IL Special Assessment Refunding & Improvement Bond (AGM Insured)	3.50	12-1-2019	428,000	430,589

				19,231,510

Tax Revenue: 2.07%

Illinois Series A	5.00	6-1-2021	1,455,000	1,539,070

Metropolitan Pier & Exposition Authority McCormick Place Project Non-Callable Bond Series B	5.00	12-15-2022	5,925,000	6,443,971

Regional Transportation Authority Illinois Series B-RMKT 1	1.67	6-1-2025	31,155,000	31,155,000

				39,138,041

Water & Sewer Revenue: 0.10%

Chicago IL Refunding Bond	5.00	11-1-2019	1,955,000	1,976,173

				132,765,270

Wells Fargo Ultra Short-Term Municipal Income Fund  |  15

Portfolio of investments—June 30, 2019

	Interest rate	Maturity date	Principal	Value
Indiana: 2.09%

Health Revenue: 1.33%

Indiana HFFA Ascension Health Subordinate Bond Credit Group Series A-1	2.80%	11-1-2027	$1,395,000	$1,396,479

Indiana HFFA Ascension Health Subordinate Bond Credit Group Series A-3	1.35	11-1-2027	655,000	654,221

Indiana HFFA Ascension Health Subordinate Bond Credit Group Series A-5	1.35	11-1-2027	6,590,000	6,582,158

Indiana HFFA Ascension Health Subordinate Bond Credit Group Series A-8	1.25	11-1-2027	1,150,000	1,148,011

Indiana HFFA Ascension Health Subordinate Bond Credit Group Series E-7	1.90	11-15-2033	11,870,000	11,870,000

Indiana HFFA Ascension Health Subordinate Unrefunded Bond Credit Group Series A-9	1.38	10-1-2027	3,530,000	3,527,529

				25,178,398

Housing Revenue: 0.18%

Indiana Housing Authority Cass Plaza Apartments Project	1.85	3-1-2020	3,400,000	3,401,224

Industrial Development Revenue: 0.05%

Whiting IN BP Products North America Incorporated Project	1.85	6-1-2044	1,000,000	1,000,770

Miscellaneous Revenue: 0.53%

Clark Pleasant Middle School Corporation Series B %%	2.50	7-16-2020	3,000,000	3,014,880

Indiana Bond Bank Advance Funding Program Series A	4.00	1-3-2020	7,000,000	7,089,250

				10,104,130

				39,684,522

Iowa: 0.71%

Health Revenue: 0.22%

Iowa Finance Authority Health Care Genesis Health System Obligated Group	5.00	7-1-2019	4,075,000	4,075,000

Industrial Development Revenue: 0.49%

Iowa Finance Authority Midwestern Disaster Area Project (Korea Development Bank LOC) ø	2.40	4-1-2022	9,300,000	9,300,000

				13,375,000

Kansas: 1.05%

Health Revenue: 0.05%

Wichita KS HCFR Series I	3.75	5-15-2023	925,000	936,498

Housing Revenue: 0.44%

Kansas HFA Forest Glen Apartments Project Series B %%	1.66	7-1-2022	8,300,000	8,297,427

Tax Revenue: 0.25%

Kansas Department of Transportation Highway Series B-5 (1 Month LIBOR +0.40%) ±	2.04	9-1-2019	4,690,000	4,692,486

Utilities Revenue: 0.31%

Burlington KS Environmental Impact Series A ø	2.13	9-1-2035	3,000,000	3,000,000

Burlington KS Environmental Impact Series B ø	2.13	9-1-2035	3,000,000	3,000,000

				6,000,000

				19,926,411

16  |  Wells Fargo Ultra Short-Term Municipal Income Fund

Portfolio of investments—June 30, 2019

	Interest rate	Maturity date	Principal	Value

Kentucky: 0.76%

Health Revenue: 0.38%

Kentucky EDFA Catholic Health Initiative Series B1 (1 Month LIBOR +0.90%) ±	2.56%	2-1-2046	$5,470,000	$5,470,492

Kentucky EDFA Owensboro Health Incorporated Series A	5.00	6-1-2020	890,000	912,490

Kentucky EDFA Owensboro Health Incorporated Series A	5.00	6-1-2021	825,000	867,488

				7,250,470

Utilities Revenue: 0.38%

Louisville & Jefferson Counties KY Metro Government PCR Series A	2.20	2-1-2035	1,000,000	1,000,590

Louisville & Jefferson Counties KY Metro Government PCR Series B	2.55	11-1-2027	6,000,000	6,112,500

				7,113,090

				14,363,560

Louisiana: 1.10%

Airport Revenue: 0.23%

Louisiana Offshore Terminal Authority Deepwater Loop LLC Project Series B-1A	2.00	10-1-2040	2,935,000	2,936,438

New Orleans LA Aviation Board Series D-1	5.00	1-1-2020	780,000	793,907

New Orleans LA Aviation Board Series D-2	5.00	1-1-2021	590,000	618,391

				4,348,736

Health Revenue: 0.53%

Louisiana Tender Option Bond Trust Receipts/Floater Certificates Series 2018-BAML7002 (Bank of America NA LOC, Bank of America NA LIQ) 144Aø	1.94	9-1-2057	10,000,000	10,000,000

Housing Revenue: 0.16%

Louisiana Housing Corporation Pine Trace Homes Project	2.40	5-1-2021	3,000,000	3,020,820

Miscellaneous Revenue: 0.18%

Louisiana PFFA Department of Public Safety Project	4.00	8-1-2019	3,375,000	3,381,649

				20,751,205

Maine: 0.05%

Education Revenue: 0.05%

Maine Student Loan Authority AMT Refunding Student Loan Revenue Bond Class A Series 2019A-1 (AGM Insured)	5.00	12-1-2020	200,000	209,114

Maine Student Loan Authority AMT Refunding Student Loan Revenue Bond Class A Series 2019A-1 (AGM Insured)	5.00	12-1-2021	300,000	322,719

Maine Student Loan Authority AMT Refunding Student Loan Revenue Bond Class A Series 2019A-1 (AGM Insured)	5.00	12-1-2022	370,000	408,254

				940,087

Maryland: 2.64%

Housing Revenue: 2.51%

Maryland CDA Department of Housing & Community Multifamily Development Orchard Park Series F	2.52	8-1-2020	6,000,000	6,022,200

Maryland CDA Department of Housing & Community Multifamily Development Zions Towers Series A (FHA Insured)	2.44	3-1-2020	6,000,000	6,012,120

Maryland Community Development Administration Heritage Crossing II Series G	2.93	11-1-2020	7,600,000	7,676,000

Wells Fargo Ultra Short-Term Municipal Income Fund  |  17

Portfolio of investments—June 30, 2019

	Interest rate	Maturity date	Principal	Value

Housing Revenue (continued)

Maryland Community Development Administration Village At Lakeview Series 2018C 144A	2.76%	5-1-2020	$17,700,000	$17,786,730

Maryland Community Development Administration Willow Manor At Fairland Series I	2.93	11-1-2020	10,000,000	10,097,400

				47,594,450

Water & Sewer Revenue: 0.13%

Baltimore MD Series A (National Insured)	5.65	7-1-2020	2,400,000	2,452,128

				50,046,578

Massachusetts: 0.37%

Health Revenue: 0.06%

Massachusetts HEFA Partners Healthcare Series G-2 (AGM Insured) (m)	2.01	7-1-2042	1,105,000	1,105,000

Housing Revenue: 0.31%

Massachusetts HFA Conduit-Oaks Woods Project	2.40	6-1-2021	4,660,000	4,690,290

Massachusetts HFA Series 187 (FNMA Insured)	1.50	12-1-2047	1,210,000	1,210,472

				5,900,762

				7,005,762

Michigan: 1.55%

Education Revenue: 1.10%

University of Michigan Series E REMK (SIFMA Municipal Swap +0.27%) ±	1.59	4-1-2033	20,820,000	20,763,370

Health Revenue: 0.24%

Michigan Hospital Finance Authority Ascension Health Group Project Series A-2	1.50	11-1-2027	1,210,000	1,210,387

Michigan Hospital Finance Authority Ascension Health Group Project Series E-1	1.10	11-15-2046	3,325,000	3,323,537

				4,533,924

Housing Revenue: 0.21%

Michigan Housing Development Authority Series A	2.30	10-1-2021	4,000,000	4,006,320

				29,303,614

Minnesota: 1.17%

Health Revenue: 0.34%

Apple Valley MN Senior Living LLC Project Series B	3.00	1-1-2020	525,000	525,488

Apple Valley MN Senior Living LLC Project Series B	4.00	1-1-2021	545,000	553,862

Apple Valley MN Senior Living LLC Project Series B	4.00	1-1-2022	565,000	579,300

Kanabec County MN Firstlight Health Kanabec Hospital	2.75	12-1-2019	3,125,000	3,126,031

Minnesota HCFR Maple Grove Hospital Corporation	4.00	5-1-2020	390,000	397,523

Minnesota HCFR Maple Grove Hospital Corporation	4.00	5-1-2021	390,000	406,563

Minnesota HCFR Maple Grove Hospital Corporation	4.00	5-1-2022	390,000	414,843

Minnesota HCFR Maple Grove Hospital Corporation	5.00	5-1-2023	390,000	437,334

				6,440,944

Housing Revenue: 0.18%

Minneapolis & St. Paul MN Housing & RDA Union Flats Apartments Project Series B	2.75	2-1-2022	3,520,000	3,515,952

18  |  Wells Fargo Ultra Short-Term Municipal Income Fund

Portfolio of investments—June 30, 2019

	Interest rate	Maturity date	Principal	Value
Miscellaneous Revenue: 0.65%

Minneapolis & St. Paul MN Housing & RDA Children’s Hospital Clinics Series A (AGM Insured, U.S. Bank NA SPA)	1.33%	8-15-2037	$12,275,000	$12,275,000

				22,231,896

Mississippi: 0.65%

Health Revenue: 0.07%

Mississippi Hospital Equipment & Facilities Authority Baptist Memorial Health Series B2	1.80	9-1-2022	1,250,000	1,250,300

Housing Revenue: 0.58%

Mississippi Home Corporation Jackson Housing Authority Project (HUD Insured)	2.21	2-1-2022	11,000,000	11,071,940

				12,322,240

Missouri: 0.73%

Housing Revenue: 0.39%

Kansas City MO IDA Gothan Apartments Project	1.81	2-1-2021	7,500,000	7,501,875

Miscellaneous Revenue: 0.34%

Bridgeton MO IDA Mestek Machinery Incorporated (Santander Bank NA LOC) ø	2.44	7-1-2030	2,425,000	2,425,000

Missouri Development Finance Board Kauffman Center For The Performing Arts Series A (PNC Bank NA SPA) ø	1.94	6-1-2037	4,000,000	4,000,000

				6,425,000

				13,926,875

Nebraska: 0.49%

Housing Revenue: 0.43%

Douglas Country NE Housing Authority Sorensen Senior Residences Project Series A	2.05	3-1-2020	4,000,000	4,002,400

Nebraska Investment Finance Authority Series D (GNMA/FNMA/FHLMC Insured)	3.30	9-1-2020	1,345,000	1,367,004

Nebraska Investment Finance Authority Series D (GNMA/FNMA/FHLMC Insured)	3.65	3-1-2021	1,265,000	1,300,572

Nebraska Investment Finance Authority Series D (GNMA/FNMA/FHLMC Insured)	3.65	9-1-2021	1,390,000	1,438,984

				8,108,960

Utilities Revenue: 0.06%

Nebraska Central Plains Energy Project Refunding Bond (Royal Bank of Canada SPA)	5.00	8-1-2039	1,130,000	1,146,001

				9,254,961

Nevada: 0.55%

GO Revenue: 0.23%

Clark County Refunding Bond Series C	5.00	6-15-2020	3,325,000	3,438,848

Clark County Refunding Bond Series D	5.00	6-15-2020	810,000	837,734

				4,276,582

Wells Fargo Ultra Short-Term Municipal Income Fund  |  19

Portfolio of investments—June 30, 2019

	Interest rate	Maturity date	Principal	Value
Utilities Revenue: 0.32%

Washoe County NV Water Facility Refunding Bond Series F	2.05%	3-1-2036	$6,000,000	$6,051,180

				10,327,762

New Jersey: 5.00%

Education Revenue: 0.11%

New Jersey Higher Education Assistance Authority Series B	5.00	12-1-2021	2,000,000	2,152,440

GO Revenue: 1.24%

Lyndhurst Township NJ BAN	2.75	9-12-2019	9,000,000	9,020,250

New Providence NJ BAN	3.00	10-30-2019	5,400,000	5,424,516

Sea Isle City NJ	3.50	9-12-2019	9,015,000	9,048,896

				23,493,662

Health Revenue: 0.33%

New Jersey HFFA St. Joseph’s Healthcare System Group	4.00	7-1-2019	935,000	935,000

New Jersey HFFA St. Joseph’s Healthcare System Group	4.00	7-1-2020	1,540,000	1,572,109

New Jersey HFFA St. Joseph’s Healthcare System Group	5.00	7-1-2021	780,000	827,081

Tender Option Bond Trust Receipts/Floater Certificates Series 2016-XG0047 (AGC Insured, Deutsche Bank LIQ) 144Aø	2.00	7-1-2038	2,871,074	2,871,074

				6,205,264

Housing Revenue: 1.05%

New Jersey Housing & Mortgage Finance Agency Series A	1.50	11-1-2019	470,000	470,042

New Jersey Housing & Mortgage Finance Agency Series A	1.75	11-1-2020	6,455,000	6,474,300

New Jersey Housing & Mortgage Finance Agency Series E	2.15	11-1-2019	520,000	520,723

New Jersey Housing & Mortgage Finance Agency Series E	2.20	5-1-2020	1,200,000	1,204,416

New Jersey Housing & Mortgage Finance Agency Series E	2.30	11-1-2020	1,040,000	1,046,906

New Jersey Housing & Mortgage Finance Agency Villa Victoria Apartments Project Series F	2.43	11-1-2021	10,000,000	10,099,200

				19,815,587

Miscellaneous Revenue: 1.20%

New Jersey EDA School Facilities Construction Notes Series BBB	5.00	6-15-2021	3,910,000	4,152,889

New Jersey EDA School Facilities Construction Notes Series DDD	5.00	6-15-2022	780,000	849,420

New Jersey EDA Transportation Project Series B	5.00	11-1-2019	3,910,000	3,954,066

New Jersey EDA Transportation Project Series B	5.00	11-1-2020	7,820,000	8,153,679

New Jersey EDA Unrefunded Bond Series NN	5.00	3-1-2020	895,000	914,153

New Jersey TTFA Series A	5.00	12-15-2019	3,445,000	3,498,225

New Jersey TTFA Series AA	5.00	6-15-2020	1,250,000	1,288,575

				22,811,007

Transportation Revenue: 1.07%

New Jersey Turnpike Authority Series C-5 (1 Month LIBOR +0.46%) ±	2.17	1-1-2028	20,330,000	20,354,396

				94,832,356

New Mexico: 1.07%

Utilities Revenue: 1.07%

Farmington NM Public Service Company of New Mexico San Juan Project Series A	5.20	6-1-2040	780,000	803,345

New Mexico Municipal Energy Acquisition Authority Gas Supply Subordinate Bond Series B (1 Month LIBOR +0.75%) (Royal Bank of Canada SPA) ±	2.39	11-1-2039	19,430,000	19,430,000

				20,233,345

20  |  Wells Fargo Ultra Short-Term Municipal Income Fund

Portfolio of investments—June 30, 2019

	Interest rate	Maturity date	Principal	Value
New York: 8.45%

GO Revenue: 1.89%

New York NY Adjusted Fiscal 2008 Subordinate Bond Series A-4 (AGM Insured) (m)	2.15%	8-1-2026	$8,600,000	$8,600,000

New York NY Adjusted Fiscal 2008 Subordinate Bond Series C-4 (AGC Insured) (m)	2.25	10-1-2027	17,250,000	17,250,000

New York NY Subordinate Bond Series C-4 (AGM Insured) (m)	2.34	1-1-2032	800,000	800,000

Suffolk County NY Public Improvement Serial Bonds Series B (Build America Mutual Assurance Company Insured)	2.00	10-15-2019	685,000	686,452

Suffolk County NY TAN	5.00	7-24-2019	8,500,000	8,517,680

				35,854,132

Health Revenue: 0.11%

New York Dormitory Authority Orange Regional Medical Center 144A	4.00	12-1-2019	1,200,000	1,210,116

New York Dormitory Authority Orange Regional Medical Center 144A	4.00	12-1-2020	800,000	822,608

				2,032,724

Housing Revenue: 1.55%

New York City NY Housing Development Corporation Bond Series A	1.15	11-1-2019	5,000,000	4,989,600

New York City NY Housing Development Corporation Bond Series G-2	2.00	11-1-2057	7,970,000	8,006,423

New York City NY Housing Development Corporation Bond Series I-2-B	1.85	5-1-2021	12,550,000	12,551,631

New York Mortgage Agency Homeowner Revenue Series 183	2.30	10-1-2019	2,535,000	2,538,879

New York Mortgage Agency Homeowner Revenue Series 183	3.50	4-1-2022	1,200,000	1,246,740

				29,333,273

Industrial Development Revenue: 1.21%

New York Energy R&D Authority PCR Keyspan Generation Series A (Ambac Insured) (m)	2.93	10-1-2028	900,000	900,000

New York Transportation Development Corporation Series 2018	5.00	1-1-2022	2,000,000	2,151,960

New York Transportation Development Corporation Series 2018	5.00	1-1-2023	18,000,000	19,826,460

				22,878,420

Miscellaneous Revenue: 0.21%

BB&T Municipal Trust Class B (SIFMA Municipal Swap +0.55%) (Rabobank LOC) 144A±	2.14	11-30-2019	4,000,000	4,000,000

Tax Revenue: 0.69%

New York NY Transitional Finance Authority Subordinate Bond Series 1-B (SIFMA Municipal Swap +0.80%) ±	2.70	11-1-2022	13,100,000	13,176,766

Transportation Revenue: 2.79%

New York Metropolitan Transportation Authority Series B (1 Month LIBOR +0.55%) ±	2.19	11-1-2041	6,255,000	6,217,533

New York Metropolitan Transportation Authority Subordinate Bond Series D-2 (SIFMA Municipal Swap +0.45%) ±	2.35	11-15-2044	18,460,000	18,420,126

New York Metropolitan Transportation Authority Subordinate Bond Series G-1F (1 Month LIBOR +0.65%) ±	2.29	11-1-2026	28,270,000	28,289,789

				52,927,448

				160,202,763

North Carolina: 2.82%

Housing Revenue: 1.83%

Charlotte NC Housing Authority West Tyvola Seniors LLC	2.23	12-1-2021	6,000,000	6,044,820

Durham NC Housing Authority Morreene Road Apartments Project	1.85	1-1-2021	3,125,000	3,130,031

Wells Fargo Ultra Short-Term Municipal Income Fund  |  21

Portfolio of investments—June 30, 2019

	Interest rate	Maturity date	Principal	Value

Housing Revenue (continued)

Gastonia NC Housing Authority Cameron Courts & Weldon Heights Apartments	1.78%	11-1-2020	$8,215,000	$8,220,751

Gastonia NC Housing Authority Linwood Terrace Apartments	1.78	11-1-2020	3,910,000	3,912,737

Gastonia NC Housing Authority Mountain View Apartments	1.78	11-1-2020	3,715,000	3,717,601

Raleigh NC Housing Authority Sir Walter Apartments Project Series A	2.15	7-1-2021	9,600,000	9,651,072

				34,677,012

Tax Revenue: 0.99%

Montgomery County NC BAN	3.00	9-1-2020	18,500,000	18,681,115

				53,358,127

North Dakota: 0.71%

Housing Revenue: 0.71%

North Dakota HFA Community Homes (HUD Insured)	2.13	8-1-2020	5,015,000	5,028,641

North Dakota Housing Finance Agency Home Mortgage Finance Program Series B (SIFMA Municipal Swap +0.40%) ±	2.30	1-1-2043	8,500,000	8,497,790

				13,526,431

Ohio: 4.24%

GO Revenue: 1.06%

East Clinton OH Local School District BAN	2.80	12-3-2019	2,000,000	2,010,040

East Clinton OH Local School District BAN	3.00	12-17-2019	1,800,000	1,810,692

Fairborn OH	2.75	9-6-2019	2,795,000	2,800,730

Firelands OH Local School District BAN	3.00	8-22-2019	2,460,000	2,464,182

Lorain County OH BAN Series 2019	3.00	2-7-2020	1,725,000	1,740,801

Mahoning County OH	3.00	9-19-2019	5,245,000	5,261,836

Newark OH BAN Street Sidewalk & Parking Lot Improvement	3.00	8-13-2019	1,120,000	1,121,344

Tipp City OH BAN Series 2019	3.00	2-12-2020	2,750,000	2,773,732

				19,983,357

Health Revenue: 2.14%

Allen County OH Catholic Healthcare Series C (Union Bank NA LOC) ø	1.80	6-1-2034	34,640,000	34,640,000

Allen County OH Mercy Health Hospital Series A	5.00	8-1-2021	2,795,000	2,991,852

Hamilton County OH HFFA Cincinnati Children’s Hospital Medical Center Series AA ø	1.00	5-15-2037	3,000,000	3,000,000

				40,631,852

Housing Revenue: 0.58%

Cuyahoga OH Metropolitan Housing Authority Multifamily Housing Riverside Park Phase 2 Project	2.00	4-1-2022	4,750,000	4,773,228

Franklin County OH Sawyer & Trevitt Project	1.77	6-1-2020	6,250,000	6,250,313

				11,023,541

Miscellaneous Revenue: 0.30%

American Municipal Power Incorporated BAN	2.50	6-25-2020	3,125,000	3,153,844

Orange Village OH Recreational Trail Special Assessment	3.00	8-29-2019	2,500,000	2,504,775

				5,658,619

Water & Sewer Revenue: 0.16%

Ohio Water Development Authority Series B (SIFMA Municipal Swap +0.22%) ±	2.12	12-1-2020	3,090,000	3,087,404

				80,384,773

22  |  Wells Fargo Ultra Short-Term Municipal Income Fund

Portfolio of investments—June 30, 2019

	Interest rate	Maturity date	Principal	Value
Oklahoma: 0.22%

GO Revenue: 0.22%

Oklahoma County OK Independent School District #53	1.75%	7-1-2019	$870,000	$870,000

Oklahoma County OK Independent School District #53	1.75	7-1-2020	950,000	949,440

Oklahoma County OK Independent School District #52 Series A	2.50	1-1-2020	2,375,000	2,388,371

				4,207,811

Oregon: 0.54%

Industrial Development Revenue: 0.54%

Oregon Business Development Commission Intel Corporation Project Series 232	2.40	12-1-2040	10,000,000	10,276,800

Other: 0.06%

Miscellaneous Revenue: 0.06%

Branch Banking & Trust Municipal Investment Trust Various States Class C (SIFMA Municipal Swap +1.05%) (Rabobank LOC) 144A±	2.95	12-31-2019	1,146,022	1,146,022

Pennsylvania: 7.18%

Education Revenue: 0.90%

Chester County PA HEFA Immaculata University Project	4.00	11-1-2019	510,000	511,938

Chester County PA HEFA Immaculata University Project	5.00	11-1-2020	550,000	564,658

Chester County PA HEFA Immaculata University Project	5.00	11-1-2021	580,000	605,764

Cumberland County PA Authority Association of Independent Colleges & Universities of Pennsylvania Financing Program Series T-1 ø	2.00	5-1-2044	1,200,000	1,196,664

Lycoming County PA Authority Association of Independent Colleges & Universities of Pennsylvania Financing Program	1.85	11-1-2035	1,565,000	1,565,000

Pennsylvania HEFA Association of Independent Colleges & Universities of Pennsylvania Financing Program Series T-3 øø	2.25	5-1-2033	3,575,000	3,586,082

Pennsylvania HEFA Independent Colleges Series I4	2.72	11-1-2031	3,000,000	3,007,110

Pennsylvania HEFA Wilkes University Project Series A	4.00	3-1-2020	575,000	581,313

Pennsylvania HEFA Wilkes University Project Series A	5.00	3-1-2021	390,000	406,146

Pennsylvania HEFAR Association of Independent Colleges and Universities of Pennsylvania Financing Program Mount Aloysius College Project Series R-1	2.25	11-1-2041	5,000,000	5,006,650

				17,031,325

GO Revenue: 1.40%

Allentown PA City School District TRAN %%	2.05	1-2-2020	3,000,000	2,999,910

Pennsylvania	5.00	1-15-2020	12,845,000	13,100,872

Philadelphia PA School District Refunding Bond Series C	5.00	9-1-2019	5,990,000	6,022,526

Philadelphia PA School District Series D	5.00	9-1-2019	980,000	985,321

Philadelphia PA School District Series F	5.00	9-1-2019	780,000	784,235

Scranton PA 144A	5.00	9-1-2019	1,640,000	1,647,134

Scranton PA School District Series A	5.00	6-1-2020	500,000	513,370

Scranton PA School District Series B	5.00	6-1-2020	420,000	431,231

				26,484,599

Health Revenue: 1.84%

Montgomery County PA Higher Education & Health Authority Presbytery Homes Incorporated Project	2.00	12-1-2019	575,000	574,281

Montgomery County PA Higher Education & Health Authority Presbytery Homes Incorporated Project	2.00	12-1-2020	505,000	500,798

Wells Fargo Ultra Short-Term Municipal Income Fund  |  23

Portfolio of investments—June 30, 2019

	Interest rate	Maturity date	Principal	Value

Health Revenue (continued)

Montgomery County PA Higher Education & Health Authority Presbytery Homes Incorporated Project	3.00%	12-1-2021	$560,000	$564,407

Montgomery County PA Higher Education & Health Authority Series 2018A	5.00	9-1-2022	1,250,000	1,386,625

Philadelphia PA Hospital & Higher Education Facilities Authority	5.00	7-1-2019	780,000	780,000

Philadelphia PA Hospital & Higher Education Facilities Authority	5.00	7-1-2020	780,000	800,803

Quakertown PA Health Facilities Authority Series A	3.13	7-1-2021	2,545,000	2,533,547

Southcentral Pennsylvania General Authority WellSpan Health Obliged Group Revenue Bond Series 2019E (U.S. Bank NA LIQ) ø	1.92	6-1-2035	27,690,000	27,690,000

				34,830,461

Housing Revenue: 0.67%

Pennsylvania HFA Series 114A	2.90	10-1-2021	3,000,000	3,061,740

Pennsylvania Housing Finance Agency Multifamily Housing Development Blumberg Senior Apartments Project	1.65	11-1-2020	4,500,000	4,499,595

Pennsylvania Housing Finance Agency Sharpsburg Towers Series B	2.40	12-1-2021	2,500,000	2,524,250

Pittsburgh PA Housing Authority East Liberty Phase II Apartments	1.40	10-1-2021	2,735,000	2,732,538

				12,818,123

Industrial Development Revenue: 0.42%

Beaver County PA IDA Pollution Control FirstEnergy Generation Project Series B ††	4.25	10-1-2047	3,910,000	3,968,650

Montgomery County PA IDA Peco Energy Company Project Series A	2.60	3-1-2034	3,910,000	3,931,388

				7,900,038

Miscellaneous Revenue: 1.09%

Bethlehem PA School District Revenue (1 Month LIBOR +0.48%) ±	2.16	7-1-2031	9,985,000	9,982,703

Butler County General Authority Hampton Township School District Project Series 2007 (AGM Insured, PNC Bank NA SPA) ø	1.00	9-1-2027	10,625,000	10,625,000

				20,607,703

Water & Sewer Revenue: 0.86%

North Pennsylvania Water Authority (1 Month LIBOR +0.41%) ±	2.05	11-1-2019	780,000	780,031

North Pennsylvania Water Authority (1 Month LIBOR +0.50%) ±	2.14	11-1-2024	3,910,000	3,910,313

Pittsburgh PA Water & Sewer Authority Series C (1 Month LIBOR +0.64%) (AGM Insured) ±	2.39	9-1-2040	11,730,000	11,734,575

				16,424,919

				136,097,168

Rhode Island: 0.03%

Education Revenue: 0.03%

Rhode Island Student Loan Authority AMT Program Senior Series A	5.00	12-1-2019	590,000	598,006

South Carolina: 0.45%

Health Revenue: 0.05%

South Carolina Jobs EDA Episcopal Home at Still Hopes Series A	5.00	4-1-2021	425,000	442,072

South Carolina Jobs EDA Episcopal Home at Still Hopes Series A	5.00	4-1-2022	455,000	482,141

				924,213

Housing Revenue: 0.40%

South Carolina Housing Finance & Development Authority Lorick Place Apartments Project	2.43	11-1-2021	7,500,000	7,574,400

				8,498,613

24  |  Wells Fargo Ultra Short-Term Municipal Income Fund

Portfolio of investments—June 30, 2019

	Interest rate	Maturity date	Principal	Value
South Dakota: 0.07%

Housing Revenue: 0.07%

South Dakota Housing Development Authority Homeownership Mortgage Bond AMT Series E (GNMA/FNMA/FHLMC Insured)	1.90%	5-1-2020	$1,285,000	$1,284,987

Tennessee: 0.95%

Health Revenue: 0.08%

Greeneville TN HEFA Board Series 2018A	5.00	7-1-2022	1,280,000	1,404,211

Housing Revenue: 0.75%

Memphis TN Health Educational & Housing Facility Board Keystone Landing & Pendleton Place Apartments	2.03	8-1-2021	8,000,000	8,036,960

Murfreesboro TN Housing Authority Westbrook Towers II LP Project	2.13	9-1-2021	5,000,000	5,021,400

Nashville & Davidson County TN HEFA Twelfth & Wedgewood Apartments Project (HUD Insured)	1.80	12-1-2020	1,175,000	1,176,386

				14,234,746

Utilities Revenue: 0.12%

Tennessee Energy Acquisition Corporation Series A	4.00	5-1-2048	2,190,000	2,347,592

				17,986,549

Texas: 17.89%

Airport Revenue: 0.12%

Houston TX Airport System Revenue Series A	5.00	7-1-2019	1,000,000	1,000,000

Houston TX Airport System Revenue Series B	5.00	7-1-2019	1,250,000	1,250,000

				2,250,000

Education Revenue: 0.38%

Alamo TX Community College District	3.00	11-1-2046	3,200,000	3,213,376

University of Texas Board of Regents Series C	5.00	8-15-2020	3,910,000	4,073,790

				7,287,166

GO Revenue: 9.10%

Burleson TX Independent School District	2.50	2-1-2047	7,885,000	8,075,896

Cypress-Fairbanks TX Independent School District Series A-1	2.13	2-15-2027	4,800,000	4,844,592

Cypress-Fairbanks TX Independent School District Series A-2	2.50	2-15-2036	13,295,000	13,311,220

Cypress-Fairbanks TX Independent School District Series A-3	3.00	2-15-2043	2,470,000	2,513,373

Cypress-Fairbanks TX Independent School District Series B-2	2.13	2-15-2040	7,015,000	7,089,008

Fort Bend TX Independent School District Series A	1.75	8-1-2040	11,690,000	11,692,572

Fort Bend TX Independent School District Series B	1.35	8-1-2040	1,475,000	1,474,853

Galveston TX Dickinson Independent High School District	1.35	8-1-2037	3,585,000	3,584,642

Goose Creek TX Independent School District Series B	1.18	2-15-2035	7,820,000	7,817,341

Grapevine-Colleyville TX Independent School District Prerefunded Bond Series B	2.00	8-1-2036	3,150,000	3,166,128

Grapevine-Colleyville TX Independent School District Unrefunded Bond Series B	2.00	8-1-2036	3,495,000	3,516,634

Harlandale TX Independent School District	3.00	8-15-2045	8,775,000	8,903,729

Harris County TX Cypress-Fairbanks Independent High School Series 2014B-2	1.40	2-15-2040	4,070,000	4,069,064

Houston TX Independent School District	1.45	6-1-2029	16,305,000	16,300,435

Houston TX Independent School District Series 2014A-1B	2.20	6-1-2039	9,000,000	9,058,590

North East TX Independent School District Series B	1.42	8-1-2040	1,090,000	1,084,299

Northside TX Independent School District Building Project	2.00	8-1-2044	2,820,000	2,821,184

Wells Fargo Ultra Short-Term Municipal Income Fund  |  25

Portfolio of investments—June 30, 2019

	Interest rate	Maturity date	Principal	Value

GO Revenue (continued)

Northside TX Independent School District Building Project	2.00%	6-1-2046	$2,135,000	$2,154,258

Northside TX Independent School District Building Project	2.13	8-1-2040	1,425,000	1,425,741

Sherman TX Independent School District Prerefunded Bond Series B	3.00	8-1-2048	265,000	269,500

Sherman TX Independent School District Unrefunded Bond Series B	3.00	8-1-2048	13,735,000	13,966,847

Texas Anticipation Notes Series 2018	4.00	8-29-2019	40,000,000	40,154,800

Texas Northside Independent School District	1.45	6-1-2047	3,825,000	3,826,033

Williamson County TX	1.85	8-15-2034	1,340,000	1,340,214

				172,460,953

Health Revenue: 0.99%

Coastal Bend TX Health Facilities Development Corporation (AGM Insured) (m)	2.15	7-1-2031	9,250,000	9,250,000

Harris County TX Health Facilities Development Corporation Series A3 (AGM Insured) (m)	2.15	7-1-2031	8,300,000	8,300,000

Tarrant County TX Cultural Education Facilities Finance Corporation Edgemere Project Refunding Bond Series A	4.00	11-15-2019	400,000	401,116

Tarrant County TX Cultural Education Facilities Finance Corporation Edgemere Project Series B	4.00	11-15-2019	705,000	706,967

				18,658,083

Housing Revenue: 3.81%

Alamito TX Public Facilities Corporation Multifamily Housing Series 2018	2.25	6-1-2021	16,300,000	16,391,932

Alamito TX Public Facilities Corporation Cramer Three Apartments Project	2.50	11-1-2021	2,000,000	2,031,260

Capital Area Housing Finance Corporation TX Hills Leander Apartments	2.05	8-1-2021	7,000,000	7,034,300

New Hope TX Cultural Education Facilities Finance Corporation Student Housing – Blinn College Properties LLC Project Series A ##	3.25	8-1-2019	12,295,000	12,295,492

Southeast Texas Housing Finance Corporation Bayshore Towers Apartments (HUD Insured)	2.20	1-1-2022	8,025,000	8,066,088

Texas Capital Area Housing Finance Agency Multifamily Housing Mission Trail at El Camino Real Apartments	2.10	9-1-2037	9,750,000	9,840,870

Texas Department of Housing & Community Affairs Multifamily Housing	1.80	12-1-2020	1,955,000	1,956,193

Texas Department of Housing & Community Affairs Multifamily Housing	2.20	5-1-2021	8,500,000	8,536,210

Texas Department of Housing & Community Affairs Multifamily Housing Series 2018 (FHA Insured)	2.23	5-1-2021	6,000,000	6,025,560

				72,177,905

Industrial Development Revenue: 0.75%

Matagorda County TX Navigation District Central Power & Light Company Project	1.75	5-1-2030	5,280,000	5,256,398

Port of Port Arthur TX Navigation District Exempt Facilities AMT Emerald Renewable Diesel LLC Project REMK 144A	1.90	6-1-2049	9,000,000	9,000,000

				14,256,398

Resource Recovery Revenue: 1.09%

Harris County TX Industrial Development Corporation Solid Waste Disposal Series 2006	5.00	2-1-2023	13,500,000	13,702,500

Port Arthur TX Navigation District Jefferson County Environmental Facilities Motiva Enterprises LLC Project Subordinate Bond Series D ø	2.05	11-1-2040	7,000,000	7,000,000

				20,702,500

Utilities Revenue: 1.44%

San Antonio TX Electric & Gas Systems Refunding Bond Series B	2.00	2-1-2033	11,440,000	11,516,076

San Antonio TX Series A	2.25	2-1-2033	15,640,000	15,681,602

				27,197,678

26  |  Wells Fargo Ultra Short-Term Municipal Income Fund

Portfolio of investments—June 30, 2019

	Interest rate	Maturity date	Principal	Value
Water & Sewer Revenue: 0.21%

Houston TX Combined Utility System Revenue Series C (1 Month LIBOR +0.36%) ±	2.04%	5-15-2034	$4,000,000	$3,992,160

				338,982,843

Virginia: 1.94%

Housing Revenue: 1.51%

Colonial Heights VA EDA Colonial Ridge Apartments Series A	1.80	1-1-2020	7,820,000	7,820,000

Fairfax County VA Redevelopment & Housing Authority Murraygate Village Apartment Project	2.26	2-1-2021	12,500,000	12,573,125

Fairfax County VA Redevelopment & Housing Authority Parkwood Project	2.21	2-1-2021	5,500,000	5,532,175

Newport News VA Redevelopment & Housing Authority Soundview Townhouses	2.05	8-1-2021	2,690,000	2,704,445

				28,629,745

Industrial Development Revenue: 0.22%

Louisa VA IDA Pollution Control Series 2008A	1.90	11-1-2035	4,000,000	4,043,880

Utilities Revenue: 0.21%

Halifax County VA IDA	2.15	12-1-2041	2,000,000	2,014,240

Wise County IDA Virginia Electric & Power Company Series A REMK	1.88	11-1-2040	2,000,000	2,006,220

				4,020,460

				36,694,085

Washington: 2.01%

Health Revenue: 1.04%

Grays Harbor County WA Public Hospital District 1 ##	3.00	8-1-2019	5,965,000	5,965,716

Washington HCFR Central Washington Health Service Association	7.00	7-1-2039	2,345,000	2,345,000

Washington HCFR Series XF2035 (Morgan Stanley Bank LIQ) 144Aø	2.30	10-1-2036	11,280,000	11,280,000

				19,590,716

Housing Revenue: 0.33%

Washington Housing Finance Commission SAG Portfolio Project	2.55	7-1-2022	6,250,000	6,323,625

Utilities Revenue: 0.64%

Seattle WA Municipal Light & Power Refunding Bond Series B-2 (SIFMA Municipal Swap +0.29%) ±	2.19	5-1-2045	10,000,000	9,973,500

Seattle WA Municipal Light & Power Series C1 (SIFMA Municipal Swap +0.25%) ±	2.15	11-1-2021	1,055,000	1,052,436

Seattle WA Municipal Light & Power Series C2 (SIFMA Municipal Swap +0.25%) ±	2.15	11-1-2021	1,055,000	1,052,436

				12,078,372

				37,992,713

West Virginia: 0.45%

Housing Revenue: 0.26%

West Virginia Housing Development Brookpark Place Project %%	1.65	8-1-2022	5,000,000	4,998,300

Utilities Revenue: 0.19%

West Virginia EDA Solid Waste Disposal Facilities Appalachian Power Company Series A	1.70	1-1-2041	3,520,000	3,515,917

				8,514,217

Wells Fargo Ultra Short-Term Municipal Income Fund  |  27

Portfolio of investments—June 30, 2019

	Interest rate	Maturity date	Principal	Value
Wisconsin: 3.27%

Education Revenue: 0.10%

Wisconsin PFA Gardner Webb University 144A	5.00%	7-1-2021	$1,360,000	$1,403,806

Wisconsin PFA Guilford College	5.00	1-1-2020	490,000	496,502

				1,900,308

GO Revenue: 0.15%

Dane County WI AMT Promissory Notes Apartment Project Series D	2.50	6-1-2022	445,000	450,945

Dane County WI AMT Promissory Notes Apartment Project Series D	2.63	6-1-2023	980,000	993,563

Dane County WI AMT Promissory Notes Apartment Project Series D	3.50	6-1-2020	600,000	611,286

Dane County WI AMT Promissory Notes Apartment Project Series D	3.50	6-1-2021	735,000	763,761

				2,819,555

Health Revenue: 1.29%

Wisconsin HEFA Advocate Aurora Health Credit Group Series C3 (SIFMA Municipal Swap +0.55%) ±	2.45	8-15-2054	20,065,000	20,078,042

Wisconsin HEFA Ascension Senior Credit Group Series B-5	1.38	11-15-2038	1,220,000	1,219,561

Wisconsin HEFA Tomah Memorial Hospital Series A	2.65	11-1-2020	3,125,000	3,129,812

				24,427,415

Housing Revenue: 0.32%

Wisconsin Housing & EDA Series A	1.95	11-1-2047	4,865,000	4,868,649

Wisconsin Housing & EDA Series A	2.80	3-1-2022	1,070,000	1,094,792

				5,963,441

Miscellaneous Revenue: 0.50%

Deforest WI Area School District ##	3.00	12-18-2019	4,500,000	4,507,965

Sun Prairie WI Area School District %%	3.00	12-31-2019	5,000,000	5,012,000

				9,519,965

Resource Recovery Revenue: 0.80%

Wisconsin PFA Series A-2	1.95	10-1-2025	15,235,000	15,240,028

Tax Revenue: 0.11%

Oconto Falls WI Public School District ##	3.00	10-1-2019	2,150,000	2,156,987

				62,027,699

Wyoming: 0.08%

Utilities Revenue: 0.08%

Converse County WY Pollution Control PacifiCorp Projects ø	2.00	12-1-2020	1,485,000	1,485,000

Total Municipal Obligations (Cost $1,884,548,869)				1,891,210,949

			Shares

Closed End Municipal Bond Funds: 1.54%

Massachusetts: 0.26%

Nuveen Massachusetts Dividend Advantage Municipal Income Fund Variable Rate Demand Preferred Shares 2.25% 144A			5,000,000	5,000,000

New York: 1.28%

Nuveen New York Quality Municipal Income Fund Institutional MuniFund Term Variable Rate Demand Preferred Shares Series A 2.20% 144A			24,200,000	24,200,000

Total Closed End Municipal Bond Funds (Cost $29,200,000)				29,200,000

28  |  Wells Fargo Ultra Short-Term Municipal Income Fund

Portfolio of investments—June 30, 2019

	Yield	Shares	Value
Short-Term Investments: 0.24%

Investment Companies: 0.24%

Wells Fargo Municipal Cash Management Money Market Fund Institutional Class (l)(u) ##	1.82%	4,468,777	$4,471,458

Total Short-Term Investments (Cost $4,471,458)			4,471,458

Total investments in securities (Cost $1,918,220,327)	101.59%	1,924,882,407

Other assets and liabilities, net	(1.59)	(30,121,220)

Total net assets	100.00%	$1,894,761,187

(m)	The security is an auction-rate security which has an interest rate that resets at predetermined short-term intervals through a Dutch auction. The rate shown is the rate in effect at period end.

øø	The interest rate is determined and reset by the issuer periodically depending upon the terms of the security. The rate shown is the rate in effect at period end.

144A	The security may be resold in transactions exempt from registration, normally to qualified institutional buyers, pursuant to Rule 144A under the Securities Act of 1933.

±	Variable rate investment. The rate shown is the rate in effect at period end.

ø

Variable rate demand notes are subject to a demand feature which reduces the effective maturity. The maturity date shown represents the final maturity date of the security. The interest rate is determined and reset by the issuer daily, weekly, or monthly depending upon the terms of the security. The rate shown is the rate in effect at period end.

%%	The security is purchased on a when-issued basis.

##	All or a portion of this security is segregated for when-issued securities.

(l)	The issuer of the security is an affiliated person of the Fund as defined in the Investment Company Act of 1940.

(u)	The rate represents the 7-day annualized yield at period end.

Abbreviations:

AGC	Assured Guaranty Corporation

AGM	Assured Guaranty Municipal

Ambac	Ambac Financial Group Incorporated

AMT	Alternative minimum tax

BAN	Bond anticipation notes

CDA	Community Development Authority

EDA	Economic Development Authority

EDFA	Economic Development Finance Authority

FHA	Federal Housing Administration

FHLMC	Federal Home Loan Mortgage Corporation

FNMA	Federal National Mortgage Association

GNMA	Government National Mortgage Association

GO	General obligation

HCFR	Healthcare facilities revenue

HEFA	Health & Educational Facilities Authority

HEFAR	Higher Education Facilities Authority Revenue

HFA	Housing Finance Authority

HFFA	Health Facilities Financing Authority

HUD	Department of Housing and Urban Development

IDA	Industrial Development Authority

LIBOR	London Interbank Offered Rate

LIQ	Liquidity agreement

LOC	Letter of credit

National	National Public Finance Guarantee Corporation

PCR	Pollution control revenue

PFA	Public Finance Authority

PFFA	Public Facilities Financing Authority

R&D	Research & development

Wells Fargo Ultra Short-Term Municipal Income Fund  |  29

Portfolio of investments—June 30, 2019

REMK	Remarketed

RDA	Redevelopment Authority

SIFMA	Securities Industry and Financial Markets Association

SPA	Standby purchase agreement

TAN	Tax anticipation notes

TRAN	Tax revenue anticipation notes

TTFA	Transportation Trust Fund Authority

Investments in Affiliates

An affiliated investment is an investment in which the Fund owns at least 5% of the outstanding voting shares of the issuer or as a result of other relationships, such as the Fund and the issuer having the same investment manager. Transactions with issuers that were either affiliates of the Fund at the beginning of the period or the end of the period were as follows:

	Shares, beginning of period	Shares purchased	Shares sold	Shares, end of period	Net realized gains (losses)	Net change in unrealized gains (losses)	Income from affiliated securities	Value, end of period	% of net assets
Short-Term Investments
Investment Companies
Wells Fargo Municipal Cash Management Money Market Fund Institutional Class	48,291,197	1,149,713,406	1,193,535,826	4,468,777	$(43,035)	$0	$398,710	$4,471,458	0.24%

30  |  Wells Fargo Ultra Short-Term Municipal Income Fund

Statement of assets and liabilities—June 30, 2019

Assets
Investments in unaffiliated securities, at value (cost $1,913,748,869)	$1,920,410,949
Investments in affiliated securities, at value (cost $4,471,458)	4,471,458
Cash	736
Receivable for investments sold	10,551,772
Receivable for Fund shares sold	2,826,477
Receivable for interest	12,871,663

Total assets	1,951,133,055

Liabilities
Payable for investments purchased	49,401,902
Payable for Fund shares redeemed	4,542,144
Dividends payable	1,162,414
Management fee payable	407,679
Administration fees payable	124,984
Distribution fee payable	6,379
Trustees’ fees and expenses payable	1,377
Accrued expenses and other liabilities	724,989

Total liabilities	56,371,868

Total net assets	$1,894,761,187

Net assets consist of
Paid-in capital	$1,915,119,167
Total distributable loss	(20,357,980)

Total net assets	$1,894,761,187

Computation of net asset value and offering price per share
Net assets – Class A	$444,580,717
Shares outstanding – Class A1	46,296,914
Net asset value per share – Class A	$9.60
Maximum offering price per share – Class A2	$9.80
Net assets – Class C	$10,134,871
Shares outstanding – Class C1	1,074,874
Net asset value per share – Class C	$9.43
Net assets – Class R6	$770,634,034
Shares outstanding – Class R6[1]	80,254,524
Net asset value per share – Class R6	$9.60
Net assets – Administrator Class	$25,649,358
Shares outstanding – Administrator Class[1]	2,670,759
Net asset value per share – Administrator Class	$9.60
Net assets – Institutional Class	$643,762,207
Shares outstanding – Institutional Class[1]	67,026,798
Net asset value per share – Institutional Class	$9.60

[1]	The Fund has an unlimited number of authorized shares.

[2]	Maximum offering price is computed as 100/98 of net asset value. On investments of $50,000 or more, the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

Wells Fargo Ultra Short-Term Municipal Income Fund  |  31

Statement of operations—year ended June 30, 2019

Investment income
Interest	$50,569,822
Income from affiliated securities	398,710

Total investment income	50,968,532

Expenses
Management fee	8,696,635
Administration fees
Class A	896,742
Class C	24,344
Class R6	159,555 [1]
Administrator Class	36,486
Institutional Class	1,164,129
Shareholder servicing fees
Class A	1,401,159
Class C	38,038
Administrator Class	90,670
Distribution fee
Class C	114,114
Custody and accounting fees	201,523
Professional fees	48,473
Registration fees	107,724
Shareholder report expenses	99,650
Trustees’ fees and expenses	22,142
Other fees and expenses	86,755

Total expenses	13,188,139
Less: Fee waivers and/or expense reimbursements	(1,912,081)

Net expenses	11,276,058

Net investment income	39,692,474

Realized and unrealized gains (losses) on investments
Net realized losses on:
Unaffiliated securities	(429,622)
Affiliated securities	(43,035)

Net realized losses on investments	(472,657)
Net change in unrealized gains (losses) on investments	8,239,186

Net realized and unrealized gains (losses) on investments	7,766,529

Net increase in net assets resulting from operations	$47,459,003

[1]	For the period from July 31, 2018 (commencement of class operations) to June 30, 2019

The accompanying notes are an integral part of these financial statements.

32  |  Wells Fargo Ultra Short-Term Municipal Income Fund

Statement of changes in net assets

	Year ended June 30, 2019			Year ended June 30, 2018¹

Operations
Net investment income		$39,692,474			$45,974,475
Net realized losses on investments		(472,657)			(18,767,051)
Net change in unrealized gains (losses) on investments		8,239,186			15,359,294

Net increase in net assets resulting from operations		47,459,003			42,566,718

Distributions to shareholders from net investment income and net realized gains
Class A		(7,184,383)			(7,085,882)
Class C		(81,918)			(29,395)
Class R6		(9,194,218	)²		N/A
Administrator Class		(489,384)			(10,119,588)
Institutional Class		(22,722,426)			(28,738,290)

Total distributions to shareholders		(39,672,329)			(45,973,155)

Capital share transactions	Shares			Shares
Proceeds from shares sold
Class A	5,347,278	51,171,356		20,676,172	197,898,705
Class C	391,712	3,675,907		46,196	434,035
Class R6	172,266,423 [2]	1,647,488,263	[2]	N/A	N/A
Administrator Class	951,130	9,106,545		180,310,370	1,725,053,645
Institutional Class	124,072,823	1,187,607,605		236,575,489	2,265,282,906

		2,899,049,676			4,188,669,291

Reinvestment of distributions
Class A	715,680	6,852,879		714,776	6,840,532
Class C	7,174	67,438		2,611	24,514
Class R6	12,244 [2]	117,351	[2]	N/A	N/A
Administrator Class	49,856	477,408		1,054,198	10,092,519
Institutional Class	1,731,479	16,580,749		1,693,421	16,209,226

		24,095,825			33,166,791

Payment for shares redeemed
Class A	(33,178,529)	(317,470,659)		(49,417,914)	(473,112,170)
Class C	(1,149,710)	(10,810,966)		(738,395)	(6,941,123)
Class R6	(92,024,143)[2]	(881,492,500)[2]		N/A	N/A
Administrator Class	(3,945,902)	(37,776,949)		(379,152,798)	(3,626,561,750)
Institutional Class	(282,486,053)	(2,703,286,719)		(297,934,058)	(2,852,291,197)

		(3,950,837,793)			(6,958,906,240)

Net decrease in net assets resulting from capital share transactions		(1,027,692,292)			(2,737,070,158)

Total decrease in net assets		(1,019,905,618)			(2,740,476,595)

Net assets
Beginning of period		2,914,666,805			5,655,143,400

End of period		$1,894,761,187			$2,914,666,805

[1]

Effective for all filings after November 4, 2018, the SEC prospectively eliminated the requirement to parenthetically disclose undistributed net investment income at the end of the period and permitted the aggregation of distributions, with the exception of tax basis returns of capital. Overdistributed net investment income at June 30, 2018 was $484,384. The disaggregated distributions information for the year ended June 30, 2018 is included in Note 7, Distributions to Shareholders, in the notes to the financial statements.

[2]	For the period from July 31, 2018 (commencement of class operations) to June 30, 2019

The accompanying notes are an integral part of these financial statements.

Wells Fargo Ultra Short-Term Municipal Income Fund  |  33

Financial highlights

(For a share outstanding throughout each period)

	Year ended June 30
CLASS A	2019	2018	2017	2016	2015[1]
Net asset value, beginning of period	$9.57	$9.57	$9.63	$9.61	$9.64
Net investment income	0.12 [2]	0.08	0.06	0.04	0.02
Net realized and unrealized gains (losses) on investments	0.03	0.00 [3]	(0.06)	0.02	(0.03)

Total from investment operations	0.15	0.08	0.00	0.06	(0.01)
Distributions to shareholders from
Net investment income	(0.12)	(0.08)	(0.06)	(0.04)	(0.02)
Net realized gains	0.00	0.00	(0.00)[3]	(0.00)[3]	(0.00)[3]

Total distributions to shareholders	(0.12)	(0.08)	(0.06)	(0.04)	(0.02)
Net asset value, end of period	$9.60	$9.57	$9.57	$9.63	$9.61
Total return[4]	1.63%	0.88%	(0.04)%	0.61%	(0.07)%
Ratios to average net assets (annualized)
Gross expenses	0.77%	0.77%	0.75%	0.75%	0.75%
Net expenses	0.67%	0.67%	0.67%	0.67%	0.67%
Net investment income	1.28%	0.86%	0.57%	0.38%	0.23%
Supplemental data
Portfolio turnover rate	55%	50%	56%	41%	44%
Net assets, end of period (000s omitted)	$444,581	$702,570	$971,189	$1,209,818	$961,485

[1]	A one-for-two share split took place after the close of business on June 12, 2015 for all classes of the Fund. The per share information has been adjusted to give effect to this transaction.

[2]	Calculated based upon average shares outstanding

[3]	Amount is less than $0.005.

[4]	Total return calculations do not include any sales charges.

The accompanying notes are an integral part of these financial statements.

34  |  Wells Fargo Ultra Short-Term Municipal Income Fund

Financial highlights

(For a share outstanding throughout each period)

	Year ended June 30
CLASS C	2019	2018	2017	2016	2015[1]
Net asset value, beginning of period	$9.40	$9.40	$9.47	$9.49	$9.58
Net investment income (loss)	0.05 [2]	0.01 [2]	(0.02)[2]	(0.04)[2]	(0.11)
Net realized and unrealized gains (losses) on investments	0.03	0.00 [3]	(0.05)	0.02	0.02

Total from investment operations	0.08	0.01	(0.07)	(0.02)	(0.09)
Distributions to shareholders from
Net investment income	(0.05)	(0.01)	(0.00)[3]	0.00	0.00
Net realized gains	0.00	0.00	(0.00)[3]	(0.00)[3]	(0.00)[3]

Total distributions to shareholders	(0.05)	(0.01)	(0.00)[3]	(0.00)[3]	(0.00)[3]
Net asset value, end of period	$9.43	$9.40	$9.40	$9.47	$9.49
Total return[4]	0.87%	0.16%	(0.73)%	(0.19)%	(0.93)%
Ratios to average net assets (annualized)
Gross expenses	1.52%	1.52%	1.50%	1.50%	1.50%
Net expenses	1.42%	1.42%	1.42%	1.42%	1.42%
Net investment income (loss)	0.54%	0.11%	(0.18)%	(0.37)%	(0.52)%
Supplemental data
Portfolio turnover rate	55%	50%	56%	41%	44%
Net assets, end of period (000s omitted)	$10,135	$17,154	$23,650	$31,837	$42,289

[1]	A one-for-two share split took place after the close of business on June 12, 2015 for all classes of the Fund. The per share information has been adjusted to give effect to this transaction.

[2]	Calculated based upon average shares outstanding

[3]	Amount is less than $0.005.

[4]	Total return calculations do not include any sales charges.

The accompanying notes are an integral part of these financial statements.

Wells Fargo Ultra Short-Term Municipal Income Fund  |  35

Financial highlights

(For a share outstanding throughout each period)

Year ended
CLASS R6	June 30, 2019[1]
Net asset value, beginning of period	$9.58
Net investment income	0.15 [2]
Net realized and unrealized gains (losses) on investments	0.02

Total from investment operations	0.17
Distributions to shareholders from
Net investment income	(0.15)
Net asset value, end of period	$9.60
Total return[3]	1.76%
Ratios to average net assets (annualized)
Gross expenses	0.39%
Net expenses	0.32%
Net investment income	1.73%
Supplemental data
Portfolio turnover rate	55%
Net assets, end of period (000s omitted)	$770,634

[1]	For the period from July 31, 2018 (commencement of class operations) to June 30, 2019

[2]	Calculated based upon average shares outstanding

[3]	Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

36  |  Wells Fargo Ultra Short-Term Municipal Income Fund

Financial highlights

(For a share outstanding throughout each period)

	Year ended June 30
ADMINISTRATOR CLASS	2019	2018	2017	2016	2015[1]
Net asset value, beginning of period	$9.57	$9.57	$9.63	$9.61	$9.64
Net investment income	0.13 [2]	0.08 [2]	0.06	0.04	0.03
Net realized and unrealized gains (losses) on investments	0.03	0.01	(0.06)	0.02	(0.03)

Total from investment operations	0.16	0.09	0.00	0.06	0.00
Distributions to shareholders from
Net investment income	(0.13)	(0.09)	(0.06)	(0.04)	(0.03)
Net realized gains	0.00	0.00	(0.00)[3]	(0.00)[3]	(0.00)[3]

Total distributions to shareholders	(0.13)	(0.09)	(0.06)	(0.04)	(0.03)
Net asset value, end of period	$9.60	$9.57	$9.57	$9.63	$9.61
Total return	1.70%	0.95%	0.03%	0.68%	0.00%
Ratios to average net assets (annualized)
Gross expenses	0.70%	0.70%	0.70%	0.68%	0.69%
Net expenses	0.60%	0.60%	0.60%	0.60%	0.60%
Net investment income	1.34%	0.82%	0.69%	0.45%	0.30%
Supplemental data
Portfolio turnover rate	55%	50%	56%	41%	44%
Net assets, end of period (000s omitted)	$25,649	$53,746	$1,946,987	$226,125	$328,134

[1]	A one-for-two share split took place after the close of business on June 12, 2015 for all classes of the Fund. The per share information has been adjusted to give effect to this transaction.

[2]	Calculated based upon average shares outstanding

[3]	Amount is less than $0.005.

The accompanying notes are an integral part of these financial statements.

Wells Fargo Ultra Short-Term Municipal Income Fund  |  37

Financial highlights

(For a share outstanding throughout each period)

	Year ended June 30
INSTITUTIONAL CLASS	2019	2018	2017	2016	2015[1]
Net asset value, beginning of period	$9.57	$9.58	$9.63	$9.61	$9.64
Net investment income	0.15 [2]	0.11	0.08 [2]	0.07	0.05
Net realized and unrealized gains (losses) on investments	0.03	(0.01)	(0.05)	0.02	(0.03)

Total from investment operations	0.18	0.10	0.03	0.09	0.02
Distributions to shareholders from
Net investment income	(0.15)	(0.11)	(0.08)	(0.07)	(0.05)
Net realized gains	0.00	0.00	(0.00)[3]	(0.00)[3]	(0.00)[3]

Total distributions to shareholders	(0.15)	(0.11)	(0.08)	(0.07)	(0.05)
Net asset value, end of period	$9.60	$9.57	$9.58	$9.63	$9.61
Total return	1.93%	1.07%	0.36%	0.91%	0.23%
Ratios to average net assets (annualized)
Gross expenses	0.44%	0.44%	0.42%	0.42%	0.42%
Net expenses	0.37%	0.37%	0.37%	0.37%	0.37%
Net investment income	1.56%	1.16%	0.86%	0.68%	0.54%
Supplemental data
Portfolio turnover rate	55%	50%	56%	41%	44%
Net assets, end of period (000s omitted)	$643,762	$2,141,197	$2,713,317	$4,061,647	$3,930,234

[1]	A one-for-two share split took place after the close of business on June 12, 2015 for all classes of the Fund. The per share information has been adjusted to give effect to this transaction.

[2]	Calculated based upon average shares outstanding

[3]	Amount is less than $0.005.

The accompanying notes are an integral part of these financial statements.

38  |  Wells Fargo Ultra Short-Term Municipal Income Fund

Notes to financial statements

1. ORGANIZATION

Wells Fargo Funds Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the Wells Fargo Ultra Short-Term Municipal Income Fund (the “Fund”) which is a diversified series of the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Fund may deviate from this calculation time under unusual or unexpected circumstances.

Debt securities are valued at the evaluated bid price provided by an independent pricing service (e.g. taking into account various factors, including yields, maturities, or credit ratings) or, if a reliable price is not available, the quoted bid price from an independent broker-dealer.

Investments in registered open-end investment companies are valued at net asset value.

Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined in good faith by the Board of Trustees of the Fund. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Wells Fargo Asset Management Pricing Committee at Wells Fargo Funds Management, LLC (“Funds Management”). The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Wells Fargo Asset Management Pricing Committee which may include items for ratification.

When-issued transactions

The Fund may purchase securities on a forward commitment or when-issued basis. The Fund records a when-issued transaction on the trade date and will segregate assets in an amount at least equal in value to the Fund’s commitment to purchase when-issued securities. Securities purchased on a when-issued basis are marked-to-market daily and the Fund begins earning interest on the settlement date. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

Security transactions and income recognition

Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.

Interest income is accrued daily and bond discounts are accreted and premiums are amortized daily. To the extent debt obligations are placed on non-accrual status, any related interest income may be reduced by writing off interest receivables when the collection of all or a portion of interest has been determined to be doubtful based on consistently applied procedures and the fair value has decreased. If the issuer subsequently resumes interest payments or when the collectability of interest is reasonably assured, the debt obligation is removed from non-accrual status.

Distributions to shareholders

Distributions to shareholders from net investment income are declared daily and paid monthly. Distributions from net realized gains, if any, are recorded on the ex-dividend date and paid at least annually. Such distributions are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles. Dividend sources are estimated at the time of declaration. The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made prior to the Fund’s fiscal year end may be categorized as a tax return of capital at year end.

Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable and tax-exempt income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.

Wells Fargo Ultra Short-Term Municipal Income Fund  |  39

Notes to financial statements

The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

As of June 30, 2019, the aggregate cost of all investments for federal income tax purposes was $1,918,267,441 and the unrealized gains (losses) consisted of:

Gross unrealized gains	$7,172,593

Gross unrealized losses	(557,627)

Net unrealized gains	$6,614,966

As of June 30, 2019, the Fund had capital loss carryforwards which consist of $2,919,850 in short-term capital losses and $23,588,856 in long-term capital losses.

Class allocations

The separate classes of shares offered by the Fund differ principally in applicable sales charges, distribution, shareholder servicing, and administration fees. Class specific expenses are charged directly to that share class. Investment income, common fund-level expenses, and realized and unrealized gains (losses) on investments are allocated daily to each class of shares based on the relative proportion of net assets of each class.

3. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

∎	Level 1 – quoted prices in active markets for identical securities

∎	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

∎	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities as of June 30, 2019:

	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total

Assets
Investments in:

Municipal obligations	$0	$1,891,210,949	$0	$1,891,210,949

Closed end municipal bond funds	0	29,200,000	0	29,200,000

Short-term investments

Investment companies	4,471,458	0	0	4,471,458

Total assets	$4,471,458	$1,920,410,949	$0	$1,924,882,407

Additional sector, industry or geographic detail is included in the Portfolio of Investments.

At June 30, 2019, the Fund did not have any transfers into/out of Level 3.

40  |  Wells Fargo Ultra Short-Term Municipal Income Fund

Notes to financial statements

4. TRANSACTIONS WITH AFFILIATES

Management fee

Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”), is the manager of the Fund and provides advisory and fund-level administrative services under an investment management agreement. Under the investment management agreement, Funds Management is responsible for, among other services, implementing the investment objectives and strategies of the Fund, supervising the subadviser and providing fund-level administrative services in connection with the Fund’s operations. As compensation for its services under the investment management agreement, Funds Management is entitled to receive a management fee at the following annual rate based on the Fund’s average daily net assets:

Average daily net assets	Management fee

First $1 billion	0.350%

Next $4 billion	0.325

Next $3 billion	0.290

Next $2 billion	0.265

Over $10 billion	0.255

For the year ended June 30, 2019, the management fee was equivalent to an annual rate of 0.33% of the Fund’s average daily net assets.

Funds Management has retained the services of a subadviser to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Funds Management. Wells Capital Management Incorporated, an affiliate of Funds Management and an indirect wholly owned subsidiary of Wells Fargo, is the subadviser to the Fund and is entitled to receive a fee from Funds Management at an annual rate starting at 0.15% and declining to 0.05% as the average daily net assets of the Fund increase.

Administration fees

Under a class-level administration agreement, Funds Management provides class-level administrative services to the Fund, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers. As compensation for its services under the class-level administration agreement, Funds Management receives an annual fee which is calculated based on the average daily net assets of each class as follows:

Class-level administration fee

Class A, Class C	0.16%

Class R6	0.03

Administrator Class	0.10

Institutional Class	0.08

Funds Management has contractually waived and/or reimbursed management and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. When each class of the Fund has exceeded its expense cap, Funds Management has waived fees and/or reimbursed expenses from fund-level expenses on a proportionate basis and then from class specific expenses. When only certain classes exceed their expense caps, waivers and/or reimbursements are applied against class specific expenses before fund-level expenses. Funds Management has committed through October 31, 2019 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s expenses at 0.67% for Class A shares, 1.42% for Class C shares, 0.32% for Class R6 shares, and 0.60% for Administrator Class shares, and 0.37% for Institutional Class shares. Prior to or after the commitment expiration date, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees.

Distribution fee

The Trust has adopted a distribution plan for Class C shares of the Fund pursuant to Rule 12b-1 under the 1940 Act. A distribution fee is charged to Class C shares and paid to Wells Fargo Funds Distributor, LLC (“Funds Distributor”), the principal underwriter, at an annual rate of 0.75% of the average daily net assets of Class C shares.

In addition, Funds Distributor is entitled to receive the front-end sales charge from the purchase of Class A shares and a contingent deferred sales charge on the redemption of certain Class A shares. Funds Distributor is also entitled to receive the contingent deferred sales charges from redemptions of Class C shares. For the year ended June 30, 2019, Funds Distributor received $1,942 from the sale of Class A shares. No contingent deferred sales charges were incurred by Class A and Class C shares for the year ended June 30, 2019.

Wells Fargo Ultra Short-Term Municipal Income Fund  |  41

Notes to financial statements

Shareholder servicing fees

The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A, Class C, and Administrator Class of the Fund are charged a fee at an annual rate of 0.25% of the average daily net assets of each respective class. A portion of these total shareholder servicing fees were paid to affiliates of Wells Fargo.

Interfund transactions

The Fund may purchase or sell portfolio investment securities to certain other Wells Fargo affiliates pursuant to Rule 17a-7 under the 1940 Act and under procedures adopted by the Board of Trustees. The procedures have been designed to ensure that these interfund transactions, which do not incur broker commissions, are effected at current market prices. Pursuant to these procedures, the Fund had $338,580,000 and $705,880,000 in interfund purchases and sales, respectively, during the year ended June 30, 2019.

5. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the year ended June 30, 2019 were $1,199,511,476 and $1,281,540,850, respectively.

6. BANK BORROWINGS

The Trust (excluding the money market funds), Wells Fargo Master Trust and Wells Fargo Variable Trust are parties to a $280,000,000 revolving credit agreement whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.25% of the unused balance is allocated to each participating fund.

For the year ended June 30, 2019, there were no borrowings by the Fund under the agreement.

7. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid was $39,672,329 and $45,973,155 of tax-exempt income for the years ended June 30, 2019 and June 30, 2018, respectively.

As of June 30, 2019, the components of distributable earnings on a tax basis were as follows:

Undistributed tax-exempt income	Unrealized gains	Capital loss carryforward

$698,174	$6,614,966	$(26,508,706)

Effective for all filings after November 4, 2018, the Securities and Exchange Commission eliminated the requirement to separately state the components of distributions to shareholders under U.S. generally accepted accounting principles. The amounts of distributions to shareholders for the year ended June 30, 2018 were as follows:

Net investment income

Class A	$7,085,882

Class C	29,395

Administrator Class	10,119,588

Institutional Class	28,738,290

8. INDEMNIFICATION

Under the Trust’s organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Trust may enter into contracts with service providers that contain a variety of indemnification clauses. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

42  |  Wells Fargo Ultra Short-Term Municipal Income Fund

Notes to financial statements

9. REDEMPTIONS IN-KIND

During the year ended June 30, 2018, the Fund redeemed assets through in-kind redemptions. These transactions are reflected on the Statement of Changes in Net Assets. The date of the redemption transaction, value of securities issued from the redemption, cash paid, realized gains (losses) and the percentage of the Fund redeemed by the shareholder in the Administrator Class was as follows:

Date	Value of securities issued	Cash	Realized losses	% of Fund

2-2-2018	$579,567,077	$20,646,313	$(907,398)	13%

2-9-2018	404,757,400	13,121,572	(645,597)	10

10. NEW ACCOUNTING PRONOUNCEMENTS

In August 2018, FASB issued Accounting Standards Update (“ASU”) No. 2018-13, Fair Value Measurement (Topic 820) Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement. ASU 2018-13 updates the disclosure requirements for fair value measurements by modifying or removing certain disclosures and adding certain new disclosures. The amendments are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. Early adoption is permitted. Management has adopted the removal and modification of disclosures early, as permitted, and will adopt the additional new disclosures at the effective date.

In March 2017, FASB issued ASU No. 2017-08, Premium Amortization on Purchased Callable Debt Securities. ASU 2017-08 shortens the amortization period for certain callable debt securities held at a premium and requires the premium to be amortized to the earliest call date. The amendments do not require an accounting change for securities held at a discount and discounts will continue to be accreted to the maturity of the security. ASU 2017-08 is effective for fiscal years beginning after December 15, 2018 and for interim periods within those fiscal years. During the current reporting period, management of the Fund adopted the change in accounting policy which did not have a material impact to the Fund’s financial statements.

Wells Fargo Ultra Short-Term Municipal Income Fund  |  43

Report of independent registered public accounting firm

TO THE SHAREHOLDERS OF THE FUND AND BOARD OF TRUSTEES OF WELLS FARGO FUNDS TRUST:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Wells Fargo Ultra Short-Term Municipal Income Fund (the Fund), one of the funds constituting Wells Fargo Funds Trust, including the portfolio of investments, as of June 30, 2019, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years or periods in the five year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of June 30, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two year period then ended, and the financial highlights for each of the years or periods in the five year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of June 30, 2019, by correspondence with the custodian and brokers, or by other appropriate auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have not been able to determine the specific year that we began serving as the auditor of one or more Wells Fargo Funds investment companies; however we are aware that we have served as the auditor of one or more Wells Fargo Funds investment companies since at least 1955.

Boston, Massachusetts

August 26, 2019

44  |  Wells Fargo Ultra Short-Term Municipal Income Fund

Other information (unaudited)

TAX INFORMATION

Pursuant to Section 852 of the Internal Revenue Code, 100% of distributions paid from net investment income is designated as exempt-interest dividends for the fiscal year ended June 30, 2019.

PROXY VOTING INFORMATION

A description of the policies and procedures used to determine how to vote proxies relating to portfolio securities is available, upon request, by calling 1-800-222-8222, visiting our website at wfam.com, or visiting the SEC website at sec.gov. Information regarding how the proxies related to portfolio securities were voted during the most recent 12-month period ended June 30 is available on the website at wfam.com or by visiting the SEC website at sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q or Form N-PORT, which is available by visiting the SEC website at sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Wells Fargo Ultra Short-Term Municipal Income Fund  |  45

Other information (unaudited)

BOARD OF TRUSTEES AND OFFICERS

Each of the Trustees and Officers1 listed in the table below acts in identical capacities for each fund in the Wells Fargo family of funds, which consists of 152 mutual funds comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information2. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

Independent Trustees

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships

William R. Ebsworth (Born 1957)	Trustee, since 2015	Retired. From 1984 to 2013, equities analyst, portfolio manager, research director and chief investment officer at Fidelity Management and Research Company in Boston, Tokyo, and Hong Kong, and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. where he led a team of investment professionals managing client assets. Prior thereto, Board member of Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life Insurance Company. Audit Committee Chair and Investment Committee Chair of the Vincent Memorial Hospital Endowment (non-profit organization). Mr. Ebsworth is a CFA® charterholder.	N/A

Jane A. Freeman (Born 1953)	Trustee, since 2015; Chair Liaison, since 2018	Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens & Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead Independent Director and chair of the Audit Committee. Board member of the Russell Exchange Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is a Board Member of The Ruth Bancroft Garden (non-profit organization). She is also an inactive Chartered Financial Analyst.	N/A

Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009; Audit Committee Chairman, since 2019	Retired. Chairman of the Board of CIGNA Corporation since 2009, and Director since 2005. From 2003 to 2011, Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (private school). Advisory Board Member, Child Evangelism Fellowship (non-profit). Mr. Harris is a certified public accountant (inactive status).	CIGNA Corporation

Judith M. Johnson (Born 1949)	Trustee, since 2008; Audit Committee Chairman, from 2009 to 2018	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	N/A

46  |  Wells Fargo Ultra Short-Term Municipal Income Fund

Other information (unaudited)

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships

David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business, Stanford University, Director of the Corporate Governance Research Initiative and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	N/A

Olivia S. Mitchell (Born 1953)	Trustee, since 2006; Nominating and Governance Committee Chairman, since 2018	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	N/A

Timothy J. Penny (Born 1951)	Trustee, since 1996; Chairman, since 2018	President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	N/A

James G. Polisson (Born 1959)	Trustee, since 2018	Retired. Chief Marketing Officer, Source (ETF) UK Services, Ltd, from 2015 to 2017. From 2012 to 2015, Principal of The Polisson Group, LLC, a management consulting, corporate advisory and principal investing company. Chief Executive Officer and Managing Director at Russell Investments, Global Exchange Traded Funds from 2010 to 2012. Managing Director of Barclays Global Investors from 1998 to 2010 and Global Chief Marketing Officer for iShares and Barclays Global Investors from 2000 to 2010. Trustee of the San Francisco Mechanics’ Institute, a non-profit organization, from 2013 to 2015. Board member of the Russell Exchange Traded Fund Trust from 2011 to 2012. Director of Barclays Global Investors Holdings Deutschland GmbH from 2006 to 2009. Mr. Polisson is an attorney and has a retired status with the Massachusetts and District of Columbia Bar Associations.	N/A

*	Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

Wells Fargo Ultra Short-Term Municipal Income Fund  |  47

Other information (unaudited)

Officers

Name and year of birth	Position held and length of service	Principal occupations during past five years or longer

Andrew Owen (Born 1960)	President, since 2017	Executive Vice President of Wells Fargo & Company and Head of Affiliated Managers, Wells Fargo Asset Management, since 2014. In addition, Mr. Owen is currently President, Chief Executive Officer and Director of Wells Fargo Funds Management, LLC since 2017. Prior thereto, Executive Vice President responsible for marketing, investments and product development for Wells Fargo Funds Management, LLC, from 2009 to 2014.

Nancy Wiser[1] (Born 1967)	Treasurer, since 2012	Executive Vice President of Wells Fargo Funds Management, LLC since 2011. Chief Operating Officer and Chief Compliance Officer at LightBox Capital Management LLC, from 2008 to 2011.

Alexander Kymn (Born 1973)	Secretary and Chief Legal Officer, since 2018	Senior Company Counsel of Wells Fargo Bank, N.A. since 2018 (previously Senior Counsel from 2007 to 2018). Vice President of Wells Fargo Funds Management, LLC from 2008 to 2014.

Michael H. Whitaker (Born 1967)	Chief Compliance Officer, since 2016	Senior Vice President and Chief Compliance Officer since 2016. Senior Vice President and Chief Compliance Officer for Fidelity Investments from 2007 to 2016.

David Berardi (Born 1975)	Assistant Treasurer, since 2009	Vice President of Wells Fargo Funds Management, LLC since 2009. Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Manager of Fund Reporting and Control for Evergreen Investment Management Company, LLC from 2004 to 2010.

Jeremy DePalma[1] (Born 1974)	Assistant Treasurer, since 2009	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010 and head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.

[1]	Nancy Wiser acts as Treasurer of 65 funds in the Fund Complex. Jeremy DePalma acts as Treasurer of 87 funds and Assistant Treasurer of 65 funds in the Fund Complex.

[2]

The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the website at wfam.com.

48  |  Wells Fargo Ultra Short-Term Municipal Income Fund

Other information (unaudited)

BOARD CONSIDERATION OF INVESTMENT MANAGEMENT AND SUB-ADVISORY AGREEMENTS:

Wells Fargo Ultra Short-Term Municipal Income Fund

Under the Investment Company Act of 1940 (the “1940 Act”), the Board of Trustees (the “Board”) of Wells Fargo Funds Trust (the “Trust”) must determine annually whether to approve the continuation of the Trust’s investment management and sub-advisory agreements. In this regard, at an in-person meeting held on May 21-22, 2019 (the “Meeting”), the Board, all the members of which have no direct or indirect interest in the investment management and sub-advisory agreements and are not “interested persons” of the Trust, as defined in the 1940 Act (the “Independent Trustees”), reviewed and approved for Wells Fargo Ultra Short-Term Municipal Income Fund (the “Fund”): (i) an investment management agreement (the “Management Agreement”) with Wells Fargo Funds Management, LLC (“Funds Management”); and (ii) an investment sub-advisory agreement (the “Sub-Advisory Agreement”) with Wells Capital Management Incorporated (the “Sub-Adviser”), an affiliate of Funds Management. The Management Agreement and the Sub-Advisory Agreement are collectively referred to as the “Advisory Agreements.”

At the Meeting, the Board considered the factors and reached the conclusions described below relating to the selection of Funds Management and the Sub-Adviser and the approval of the Advisory Agreements. Prior to the Meeting, including at an in-person meeting in April 2019, the Trustees conferred extensively among themselves and with representatives of Funds Management about these matters. Also, the Board has adopted a team-based approach, with each team consisting of a sub-set of Trustees, to assist the full Board in the discharge of its duties in reviewing investment performance and other matters throughout the year. The Independent Trustees were assisted in their evaluation of the Advisory Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately.

In providing information to the Board, Funds Management and the Sub-Adviser were guided by a detailed set of requests for information submitted to them by independent legal counsel on behalf of the Independent Trustees at the start of the Board’s annual contract renewal process earlier in 2019. In considering and approving the Advisory Agreements, the Trustees considered the information they believed relevant, including but not limited to the information discussed below. The Board considered not only the specific information presented in connection with the Meeting, but also the knowledge gained over time through interaction with Funds Management and the Sub-Adviser about various topics. In this regard, the Board reviewed reports of Funds Management at each of its quarterly meetings, which included, among other things, portfolio reviews and investment performance reports. In addition, the Board and the teams mentioned above confer with portfolio managers at various times throughout the year. The Board did not identify any particular information or consideration that was all-important or controlling, and each individual Trustee may have attributed different weights to various factors.

After its deliberations, the Board unanimously approved the continuation of the Advisory Agreements for a one-year term and determined that the compensation payable to Funds Management and the Sub-Adviser under each of the Advisory Agreements was reasonable. The Board considered the approval of the Advisory Agreements for the Fund as part of its consideration of agreements for funds across the complex, but its approvals were made on a fund-by-fund basis. The following summarizes a number of important, but not necessarily all, factors considered by the Board in support of its approvals.

Nature, extent and quality of services

The Board received and considered various information regarding the nature, extent and quality of services provided to the Fund by Funds Management and the Sub-Adviser under the Advisory Agreements. This information included a description of the investment advisory services and Fund-level administrative services covered by the Management Agreement, as well as, among other things, a summary of the background and experience of senior management of Wells Fargo Asset Management (“WFAM”), of which Funds Management and the Sub-Adviser are a part, a summary of investments made in the business of WFAM, a summary of certain organizational and personnel changes involving Funds Management and the Sub-Adviser, and a description of Funds Management’s and the Sub-Adviser’s business continuity planning programs and of their approaches to data privacy and cybersecurity. The Board received and reviewed information about Funds Management’s role as administrator of the Fund’s liquidity risk management program. The Board also considered the qualifications, background, tenure and responsibilities of each of the portfolio managers primarily responsible for the day-to-day portfolio management of the Fund.

The Board evaluated the ability of Funds Management and the Sub-Adviser to attract and retain qualified investment professionals, including research, advisory and supervisory personnel. The Board further considered the compliance programs and compliance records of Funds Management and the Sub-Adviser. In addition, the Board took into account the full range of services provided to the Fund by Funds Management and its affiliates.

Wells Fargo Ultra Short-Term Municipal Income Fund  |  49

Other information (unaudited)

Fund investment performance and expenses

The Board considered the investment performance results for the Fund over various time periods ended December 31, 2018. The Board considered these results in comparison to the investment performance of funds in a universe that was determined by Broadridge Inc. (“Broadridge”) to be similar to the Fund (the “Universe”), and in comparison to the Fund’s benchmark index and to other comparative data. Broadridge is an independent provider of investment company data. The Board received a description of the methodology used by Broadridge to select the mutual funds in the performance Universe. The Board noted that the investment performance of the Fund (Class A) was in range of the average investment performance of the Universe for the one-year period under review, but lower than the average investment performance of the Universe for the three-, five- and ten-year periods under review. The Board also noted that the investment performance of the Fund was lower than its benchmark index, the Bloomberg Barclays 1 Year Municipal Bond Index, for the one-, three- and five-year periods under review, but in range of its benchmark for the ten-year period under review.

The Board received information concerning, and discussed factors contributing to, the underperformance of the Fund relative to the Universe and benchmark for the periods identified above. The Board took note of the explanations for the relative underperformance during these periods, including with respect to investment decisions and market factors that affected the Fund’s investment performance. The Board also took note of the Fund’s outperformance relative to the Universe and benchmark over the longer time periods under review.

The Board also received and considered information regarding the Fund’s net operating expense ratios and their various components, including actual management fees, custodian and other non-management fees, and Rule 12b-1 and non-Rule 12b-1 shareholder service fees. The Board considered these ratios in comparison to the median ratios of funds in class-specific expense groups that were determined by Broadridge to be similar to the Fund (the “Groups”). The Board received a description of the methodology used by Broadridge to select the mutual funds in the expense Groups and an explanation of how funds comprising expense groups and their expense ratios may vary from year-to-year. Based on the Broadridge reports, the Board noted that the net operating expense ratios of the Fund were lower than or equal to the median net operating expense ratios of the expense Groups for each share class.

The Board took into account the Fund’s investment performance and expense information provided to it among the factors considered in deciding to re-approve the Advisory Agreements.

Investment management and sub-advisory fee rates

The Board reviewed and considered the contractual fee rates payable by the Fund to Funds Management under the Management Agreement, as well as the contractual fee rates payable by the Fund to Funds Management for class-level administrative services under a Class-Level Administration Agreement, which include, among other things, class-level transfer agency and sub-transfer agency costs (collectively, the “Management Rates”). The Board also reviewed and considered the contractual investment sub-advisory fee rates that are payable by Funds Management to the Sub-Adviser for investment sub-advisory services.

Among other information reviewed by the Board was a comparison of the Fund’s Management Rates with the average contractual investment management fee rates of funds in the expense Groups at a common asset level as well as transfer agency costs of the funds in the expense Groups. The Board noted that the Management Rates of the Fund were lower than or in range of the sum of these average rates for the Fund’s expense Groups for all share classes.

The Board also received and considered information about the portion of the total management fee that was retained by Funds Management after payment of the fee to the Sub-Adviser for sub-advisory services. In assessing the reasonableness of this amount, the Board received and evaluated information about the nature and extent of responsibilities retained and risks assumed by Funds Management and not delegated to or assumed by the Sub-Adviser, and about Funds Management’s on-going oversight services. Given the affiliation between Funds Management and the Sub-Adviser, the Board ascribed limited relevance to the allocation of fees between them.

The Board also received and considered information about the nature and extent of services offered and fee rates charged by Funds Management and the Sub-Adviser to other types of clients with investment strategies similar to those of the Fund. In this regard, the Board received information about the significantly greater scope of services, and compliance, reporting and other legal burdens and risks of managing proprietary mutual funds compared with those associated with managing assets of other types of clients, including third-party sub-advised fund clients and non-mutual fund clients such as institutional separate accounts.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board determined that the compensation payable to Funds Management under the Management Agreement and to the Sub-Adviser under the Sub-Advisory Agreement was reasonable.

50  |  Wells Fargo Ultra Short-Term Municipal Income Fund

Other information (unaudited)

Profitability

The Board received and considered information concerning the profitability of Funds Management, as well as the profitability of both WFAM and Wells Fargo & Co. (“Wells Fargo”) from providing services to the fund family as a whole. The Board noted that the Sub-Adviser’s profitability information with respect to providing services to the Fund and other funds in the family was subsumed in the WFAM and Wells Fargo profitability analysis.

Funds Management reported on the methodologies and estimates used in calculating profitability, including a description of the methodology used to allocate certain expenses. Among other things, the Board noted that the levels of profitability reported on a fund-by-fund basis varied widely, depending on factors such as the size, type and age of fund. Based on its review, the Board did not deem the profits reported by Funds Management, WFAM or Wells Fargo from services provided to the Fund to be at a level that would prevent it from approving the continuation of the Advisory Agreements.

Economies of scale

The Board received and considered information about the potential for Funds Management to experience economies of scale in the provision of management services to the Fund, the difficulties of calculating economies of scale at an individual fund level, and the extent to which potential scale benefits are shared with shareholders. The Board noted the existence of breakpoints in the Fund’s management fee structure, which operate generally to reduce the Fund’s expense ratios as the Fund grows in size. The Board considered that in addition to management fee breakpoints, Funds Management shares potential economies of scale from its management business in a variety of ways, including through fee waiver and expense reimbursement arrangements, services that benefit shareholders, competitive management fee rates set at the outset without regard to breakpoints, and investments in the business intended to enhance services available to shareholders.

The Board concluded that Funds Management’s arrangements with respect to the Fund, including contractual breakpoints, constituted a reasonable approach to sharing potential economies of scale with the Fund and its shareholders.

Other benefits to Funds Management and the Sub-Adviser

The Board received and considered information regarding potential “fall-out” or ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, as a result of their relationships with the Fund. Ancillary benefits could include, among others, benefits directly attributable to other relationships with the Fund and benefits potentially derived from an increase in Funds Management’s and the Sub-Adviser’s business as a result of their relationships with the Fund. The Board noted that various affiliates of Funds Management may receive distribution-related fees, shareholder servicing payments and sub-transfer agency fees in respect of shares sold or held through them and services provided.

The Board also reviewed information about soft dollar credits earned and utilized by the Sub-Adviser, fees earned by Funds Management and the Sub-Adviser from managing a private investment vehicle for the fund family’s securities lending collateral, and commissions earned by an affiliated broker from portfolio transactions.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board did not find that any ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, were unreasonable.

Conclusion

At the Meeting, after considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board unanimously approved the continuation of the Advisory Agreements for a one-year term and determined that the compensation payable to Funds Management and the Sub-Adviser under each of the Advisory Agreements was reasonable.

Wells Fargo Ultra Short-Term Municipal Income Fund  |  51

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For more information

More information about Wells Fargo Funds is available free upon request. To obtain literature, please write, visit the Fund’s website, or call:

Wells Fargo Funds

P.O. Box 219967

Kansas City, MO 64121-9967

Website: wfam.com

Individual investors: 1-800-222-8222

Retail investment professionals: 1-888-877-9275

Institutional investment professionals: 1-866-765-0778

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call 1-800-222-8222 or visit the Fund’s website at wfam.com. Read the prospectus carefully before you invest or send money.

Wells Fargo Asset Management (WFAM) is the trade name for certain investment advisory/management firms owned by Wells Fargo & Company. These firms include but are not limited to Wells Capital Management Incorporated and Wells Fargo Funds Management, LLC. Certain products managed by WFAM entities are distributed by Wells Fargo Funds Distributor, LLC (a broker-dealer and Member FINRA).

This material is for general informational and educational purposes only and is NOT intended to provide investment advice or a recommendation of any kind—including a recommendation for any specific investment, strategy, or plan.

INVESTMENT PRODUCTS: NOT FDIC INSURED  ◾  NO BANK GUARANTEE  ◾   MAY LOSE VALUE

© 2019 Wells Fargo Funds Management, LLC. All rights reserved.

404829 08-19

A258/AR258 06-19

Annual Report

June 30, 2019

Wells Fargo

Wisconsin Tax-Free Fund

Beginning on January 1, 2021, as permitted by new regulations adopted by the Securities and Exchange Commission, paper copies of the Wells Fargo Funds’ annual and semi-annual shareholder reports issued after this date will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds’ website, and you will be notified by mail each time a report is posted and provided with a website address to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically at any time by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling 1-800-222-8222 or by enrolling at wellsfargo.com/advantagedelivery.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports; if you invest directly with the Fund, you can call 1-800-222-8222. Your election to receive reports in paper will apply to all Wells Fargo Funds held in your account with your financial intermediary or, if you are a direct investor, to all Wells Fargo Funds that you hold.

Contents

Reduce clutter. Save trees.
Sign up for electronic delivery of prospectuses and shareholder reports at wellsfargo.com/advantagedelivery

The views expressed and any forward-looking statements are as of June 30, 2019, unless otherwise noted, and are those of the Fund managers and/or Wells Fargo Asset Management. Discussions of individual securities, or the markets generally, or any Wells Fargo Fund are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements. The views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo Asset Management and the Fund disclaim any obligation to publicly update or revise any views expressed or forward-looking statements.

INVESTMENT PRODUCTS: NOT FDIC INSURED  ◾  NO BANK GUARANTEE  ◾  MAY LOSE VALUE

Wells Fargo Wisconsin Tax-Free Fund  |  1

Letter to shareholders (unaudited)

Andrew Owen

President

Wells Fargo Funds

Dear Shareholder:

We are pleased to offer you this annual report for the Wells Fargo Wisconsin Tax-Free Fund for the 12-month period that ended June 30, 2019. After the first six months of the period yielded either low-single-digit or negative investment returns, stock and bond investors enjoyed a recovery during the final six months. The gains came amid continued concerns about global economic growth, international trade, geopolitical tensions, and bouts of market volatility.

For the period, U.S. stocks, based on the S&P 500 Index,1 gained 10.42% and international stocks, as measured by the MSCI ACWI ex USA Index (Net),2 rose 1.29%. The MSCI EM Index (Net)3 added 1.21%. For bond investors, the Bloomberg Barclays U.S. Aggregate Bond Index4 added 7.87%, the Bloomberg Barclays Global Aggregate ex-USD Index5 rose 4.10%, the Bloomberg Barclays Municipal Bond Index6 gained 6.71%, and the ICE BofAML U.S. High Yield Index7 added 7.58%.

U.S. and international markets diverged during the third quarter of 2018.

Domestic equity investors received encouraging news during the third quarter of 2018. The U.S. Bureau of Economic Analysis reported second-quarter annualized gross domestic product (GDP) growth of 4.2%. Hiring improved. Unemployment declined. Consumer confidence and spending increased. Third-quarter corporate earnings reports were generally positive. U.S. trade negotiations with Mexico and Canada progressed. The U.S. Federal Reserve (Fed) raised the federal funds rate by 25 basis points (bps; 100 bps equal 1.00%) to a target range of between 2.00% and 2.25% in September, one of four rate increases implemented during 2018, expressing confidence in the strength of the U.S. economic expansion’s durability.

Investors in international markets were not as confident. Tensions between the U.S. and China increased. The U.S. imposed $200 billion in tariffs on Chinese goods. China reacted with $60 billion in tariffs on U.S. goods. Economic growth in China caused concern. During the quarter, the MSCI ACWI ex USA Index (Net) gained 0.71%. The MSCI EM Index (Net) declined 1.09%. In fixed-income markets, U.S. bonds were flat, as measured by the Bloomberg Barclays U.S. Aggregate Bond Index. The Bloomberg Barclays Global Aggregate ex-USD Index fell 1.74%.

[1]

The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.

[2]

The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) ex USA Index (Net) is a free-float-adjusted market-capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets, excluding the U.S. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices or any securities or financial products. This report is not approved, reviewed, or produced by MSCI. You cannot invest directly in an index.

[3]

The MSCI Emerging Markets (EM) Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of emerging markets. You cannot invest directly in an index.

[4]

The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. You cannot invest directly in an index.

[5]

The Bloomberg Barclays Global Aggregate ex-USD Index is an unmanaged index that provides a broad-based measure of the global investment-grade fixed-income markets excluding the U.S. dollar-denominated debt market. You cannot invest directly in an index.

[6]	The Bloomberg Barclays Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.

[7]

The ICE BofAML U.S. High Yield Index is a market-capitalization-weighted index of domestic and Yankee high-yield bonds. The index tracks the performance of high-yield securities traded in the U.S. bond market. You cannot invest directly in an index. Copyright 2019. ICE Data Indices, LLC. All rights reserved.

2  |   Wells Fargo Wisconsin Tax-Free Fund

Letter to shareholders (unaudited)

Global markets suffered during the fourth quarter of 2018.

November’s U.S. midterm elections shifted control of the House of Representatives from Republicans to Democrats, presaging partisan clashes that followed and caused uncertainty among investors. Third-quarter U.S. GDP was announced at an annualized 3.4% rate, lower than the second-quarter rate. Brexit efforts stalled ahead of the March 2019 deadline. The People’s Bank of China cut reserve requirement ratios, accelerated infrastructure spending, and cut taxes even as the value of the yuan declined to low levels last seen in 2008. A partial U.S. government shutdown driven by partisan policy disputes extended into January.

The combination of news in the U.S. and generally weak economic indicators outside of the U.S. caused investors to seek safe havens. December’s S&P 500 Index performance was the worst since 1931. Globally, fixed-income investments fared better than stocks during the last two months of the year. The Fed increased the federal funds rate by 25 bps in December to a target range of between 2.25% and 2.50%.

The market climbs a wall of worry.

Investors entered 2019 with reasons to be concerned. Investment returns appeared to reaffirm the adage that markets climb a wall of worry. The S&P 500 Index gained 8.01% for the month of January, the best monthly performance in 30 years. Returns for the MSCI ACWI ex USA Index (Net), the Bloomberg Barclays U.S. Aggregate Bond Index, and the Bloomberg Barclays Global Aggregate ex-USD Index also were positive. The Fed indicated that it would pause its program of regular rate increases during 2019 as inflation remained low.

In February 2019, concerns over slowing global growth persisted. The Bureau of Economic Analysis announced fourth-quarter 2018 GDP grew at an annualized 2.2% rate, down from the levels of the prior two quarters. In a February report, the Bank of England forecast the slowest growth since the financial crisis for 2019. China and the U.S. continued to wrangle over trade issues.

By the end of March 2019, the combination of dovish Fed sentiment and steady, if not spectacular, economic and business metrics reinforced investors’ confidence. Monthly job creation data and corporate profits, while less consistent than during 2018, were solid. China announced a roughly $300 billion stimulus package through tax and fee cuts intended to reinvigorate economic growth.

During April 2019, investors drew confidence from favorable economic projections, sustained low inflation, and solid employment data. First-quarter GDP showed the economy grew at an annualized rate of 3.2% on improvement in business investment and exports. Favorable sentiment extended to foreign markets as the MSCI ACWI ex USA Index (Net) gained 2.64% and the MSCI EM Index (Net) added 2.11% for the month.

During May 2019, investing signals were mixed. In the U.S., partisan wrangling ramped up as Democrats and Republicans set their sights on 2020 presidential politics. The U.K.’s Brexit caused Prime Minister Theresa May to resign. The European Commission downgraded the 2019 growth forecast to 1.2%. The U.S. increased tariffs on products from China, China responded, and then talks broke down. President Donald Trump threatened to turn his foreign policy tariff tool to Mexico over immigration issues. Markets tumbled.

As had been the case during most of 2019 to date, just as the investment horizon appeared to darken, sentiment turned and markets gained. The gains, primarily driven by geopolitical and monetary policy events, drove equity markets to new highs. President Trump dropped his threats of new tariffs on Mexico after talks and further tariffs on China after meeting with China’s President Xi Jinping at the G-20 summit. President Mario Draghi of the European Central Bank said that if the outlook doesn’t

“December’s S&P 500 Index performance was the worst since 1931.”

“The S&P 500 Index gained 8.01% for the month of January, the best monthly performance in 30 years.”

Wells Fargo Wisconsin Tax-Free Fund  |  3

Letter to shareholders (unaudited)

improve, the bank will cut rates or buy more assets to prop up inflation. In the U.S., the Fed said growth shifted from “solid” to “moderate” and indicated a willingness to cut rates.

Don’t let short-term uncertainty derail long-term investment goals.

Periods of investment uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. To help you create a sound strategy based on your personal goals and risk tolerance, Wells Fargo Funds offers more than 100 mutual funds spanning a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.

Thank you for choosing to invest with Wells Fargo Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs.

Sincerely,

Andrew Owen

President

Wells Fargo Funds

For further information about your Fund, contact your investment professional, visit our website at wfam.com, or call us directly at 1-800-222-8222.

4  |  Wells Fargo Wisconsin Tax-Free Fund

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Performance highlights (unaudited)

Investment objective

The Fund seeks current income exempt from federal income tax and Wisconsin individual income tax.

Manager

Wells Fargo Funds Management, LLC

Subadviser

Wells Capital Management Incorporated

Portfolio managers

Wendy Casetta‡

Bruce R. Johns

Thomas Stoeckmann

Average annual total returns (%) as of June 30, 2019

		Including sales charge			Excluding sales charge			Expense ratios[1] (%)

	Inception date	1 year	5 year	10 year	1 year	5 year	10 year	Gross	Net[2]

Class A (WWTFX)	3-31-2008	0.78	1.90	3.18	5.56	2.85	3.66	0.88	0.70

Class C (WWTCX)	12-26-2002	3.78	2.08	2.87	4.78	2.08	2.87	1.63	1.45

Institutional Class (WWTIX)[3]	10-31-2016	–	–	–	5.75	2.95	3.71	0.55	0.52

Bloomberg Barclays Municipal Bond Index[4]	–	–	–	–	6.71	3.64	4.72	–	–

Bloomberg Barclays Wisconsin Municipal Bond Index[5]	–	–	–	–	6.17	3.28	4.30	–	–

Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, wfam.com

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.

For Class A shares, the maximum front-end sales charge is 4.50%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including a contingent deferred sales charge assumes the sales charge for the corresponding time period. Institutional Class shares are sold without a front-end sales charge or contingent deferred sales charge.

Bond values fluctuate in response to the financial condition of individual issuers, general market and economic conditions, and changes in interest rates. Changes in market conditions and government policies may lead to periods of heightened volatility in the bond market and reduced liquidity for certain bonds held by the Fund. In general, when interest rates rise, bond values fall and investors may lose principal value. Interest rate changes and their impact on the Fund and its share price can be sudden and unpredictable. The use of derivatives may reduce returns and/or increase volatility. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). The Fund is exposed to Wisconsin and Puerto Rico municipal securities risk, high-yield securities risk, and nondiversification funds risk. Consult the Fund’s prospectus for additional information on these and other risks. A portion of the fund’s income may be subject to federal, state, and/or local income taxes or the Alternative Minimum Tax (AMT). Any capital gains distributions may be taxable.

Please see footnotes on page 7.

6  |  Wells Fargo Wisconsin Tax-Free Fund

Performance highlights (unaudited)

Growth of $10,000 investment as of June 30, 2019[6]

‡	Ms. Casetta became a portfolio manager of the Fund on March 28, 2019.

[1]

Reflects the expense ratios as stated in the most recent prospectuses. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report.

[2]

The manager has contractually committed through October 31, 2019, to waive fees and/or reimburse expenses to the extent necessary to cap the expenses of each class after fee waivers at the amounts shown. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses (if any), and extraordinary expenses are excluded from the expense cap. Prior to or after the commitment expiration date, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees. Without this cap, the Fund’s returns would have been lower. The expense ratio paid by an investor is the net expense ratio (the total annual fund operating expenses after fee waivers) as stated in the prospectuses.

[3]

Historical performance shown for the Institutional Class shares prior to their inception reflects the performance of the Class A shares, and is not adjusted to reflect Institutional Class expenses. If these expenses had been included, returns for Institutional Class would be higher.

[4]	The Bloomberg Barclays Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.

[5]	The Bloomberg Barclays Wisconsin Municipal Bond Index is the Wisconsin component of the Bloomberg Barclays Municipal Bond Index. You cannot invest directly in an index.

[6]

The chart compares the performance of Class A shares for the most recent ten years with the Bloomberg Barclays Municipal Bond Index and the Bloomberg Barclays Wisconsin Municipal Bond Index. The chart assumes a hypothetical $10,000 investment in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 4.50%.

[7]	Amounts are calculated based on the long-term total investments of the Fund. These amounts are subject to change and may have changed since the date specified.

[8]

The credit quality distribution of portfolio holdings reflected in the chart is based on ratings from Standard & Poor’s, Moody’s Investors Service, and/or Fitch Ratings Ltd. Credit quality ratings apply to the underlying holdings of the Fund and not to the Fund itself. The percentages of the Fund’s portfolio with the ratings depicted in the chart are calculated based on the total market value of fixed income securities held by the Fund. If a security was rated by all three rating agencies, the middle rating was utilized. If rated by two of three rating agencies, the lower rating was utilized, and if rated by one of the rating agencies, that rating was utilized. Standard & Poor’s rates the creditworthiness of bonds, ranging from AAA (highest) to D (lowest). Ratings from A to CCC may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the rating categories. Standard & Poor’s rates the creditworthiness of short-term notes from SP-1 (highest) to SP-3 (lowest). Moody’s rates the creditworthiness of bonds, ranging from Aaa (highest) to C (lowest). Ratings Aa to B may be modified by the addition of a number 1 (highest) to 3 (lowest) to show relative standing within the ratings categories. Moody’s rates the creditworthiness of short-term U.S. tax-exempt municipal securities from MIG 1/VMIG 1 (highest) to SG (lowest). Fitch rates the creditworthiness of bonds, ranging from AAA (highest) to D (lowest). Credit quality distribution is subject to change and may have changed since the date specified.

Wells Fargo Wisconsin Tax-Free Fund  |  7

Performance highlights (unaudited)

MANAGER’S DISCUSSION

Fund highlights

∎

The Fund underperformed its primary benchmark, the Bloomberg Barclays Municipal Bond Index, and its secondary benchmark, the Bloomberg Barclays Wisconsin Municipal Bond Index, for the 12-month period that ended June 30, 2019.

∎

The Fund’s conservative short duration positioning was a detractor from performance as all rates rallied and declined across the yield curve. Additionally, sector allocations had a negative effect on performance.

∎

The Fund’s overweight to bonds rated A and BBB was a driver of performance, as lower-rated investment-grade bonds outperformed higher-rated bonds. The Fund’s overweight to housing and leasing bonds was also a positive contributor to performance.

∎	Yield-curve positioning added to performance. We were overweight intermediate- to longer-term bonds, which outperformed, and underweight shorter-term bonds, which underperformed.

Effective maturity distribution as of June 30, 2019[7]

The Fed abruptly changed course from raising rates to a potential rate cut on fading growth expectations.

Throughout most of 2018, the fixed-income markets expected the U.S. Federal Reserve (Fed) to continue the path to normalize monetary policy. Moderate economic growth, stronger employment data, and inflation near its 2% target enabled the Fed to increase the federal funds rate four times in the calendar year. Despite a Fed rate hike in December, the Treasury market rallied in the fourth quarter of 2018 as the market lowered expectations for further rate hikes amid slower global growth, trade tariffs, and uncertainty concerning Britain’s departure from the European Union.

These concerns only increased as we moved into the first half of 2019, and discussions changed from when the Fed might hike to when it might cut the federal funds rate. As a result, fixed-income markets rallied, pushing the benchmark 10-year Treasury yield from a 3.23% peak in November 2018 to 2.00% by the end of June. The municipal market mutual fund bond flows in the first half of 2019 were in excess of $42 billion, a number not seen since 1992. With this strong technical backdrop for the municipal bonds market and the Fed possibly cutting rates, bonds rallied in the first half of 2019. The intermediate and longer bonds along the yield curve outperformed shorter bonds. With all these factors at play, we see strong support for the municipal market over the short to intermediate term.

Wisconsin offers municipal bond investing opportunities.

Wisconsin is the 21st-largest state by gross domestic product (GDP) and 20th by population, rated AA (stable) by Standard & Poor’s Financial Services LLC and Aa1 (stable) by Moody’s Investors Service, Inc. While the state’s GDP grew at a slower pace than the national level in 2018, the labor market remains tighter, with a 2018 year-end unemployment rate of 2.8% and labor force participation rate of 65.3%. The state’s largest employment sector is manufacturing, although it has been successful at diversifying away that exposure, mainly into the health care industry. Based on solid economic performance, the state has done well financially with an upside surprise in tax collections, which has led to the state’s strongest-ever budget stabilization fund balance at $320.1 million. Debt levels remain modestly elevated, although the state benefits from having a fully funded pension plan. Tony Evers was elected governor in 2018, unseating eight-year incumbent Scott Walker. Evers has significant budget initiatives, including K–12, juvenile, and university system funding increases. However, given a Republican legislature, there will most likely be some sort of compromise for the fiscal-year 2019–2021 budget, which was signed into law on July 3. In addition, the state continues to be in the headlines related to uncertainty regarding the Foxconn Technology Group development, although it appears that some construction has started on the facility.

Credit quality, yield-curve positioning, and security selection drove positive performance; duration positioning and sector allocation detracted.

In anticipation of the Fed continuing to normalize rates, we kept the Fund’s duration short relative to its primary benchmark in the first half of the year and started extending duration in the latter part of 2018 as growth faded for the economy. The Fund

Please see footnotes on page 7.

8  |  Wells Fargo Wisconsin Tax-Free Fund

Performance highlights (unaudited)

was still short to its primary benchmark at the end of the period, which detracted from performance. As the Fed moved to the sidelines in the early part of 2019 and further positioned itself to cut rates, we continued to buy bonds of higher quality further out the yield curve. The Fund’s yield-curve positioning was a slight contributor to performance. We were overweight intermediate- and longer-term bonds, which outperformed, and underweight shorter bonds, which underperformed.

Credit quality as of June 30, 2019[8]

The credit-quality allocation was the largest driver of performance along with individual security selection. The Fund’s overweight to bonds rated A and BBB was a significant driver of performance, as lower-rated investment-grade bonds outperformed higher-rated bonds. We’ve purchased many state issuers over the year—including Ashwaubenon, WI, Community Development Authority lease bonds and Milwaukee, WI, Redevelopment Authority bonds—Summerfest Project, but with the limited supply of double-tax-exempt bonds, we’ve found some opportunities in other states as a relative-value opportunity. We purchased state of Illinois general obligation bonds and Denton, TX, Independent School District bonds, which were some of the better-performing bonds of the year. Sector allocation was a detractor from performance overall, as we were overweight prerefunded bonds, which underperformed, and underweight revenue bonds, which outperformed. However, being overweight leasing and housing bonds within the revenue bond sector, which outperformed other bonds in the sector, and selecting bonds like Wisconsin Center District Bonds—Milwaukee Arena Project and Wisconsin Housing and Economic Development bonds (Madison Pool Project), which were some of the best-performing bonds, added to performance.

Slowing growth supports credit fundamentals, but market technicals are driving performance and issue selection remains key in state-specific funds.

We believe U.S. economic growth is slowing but still continues at a modest pace. Wisconsin’s economy is slightly trailing the national average. However, its solid economic base and prudent debt issuance discipline could lead to modestly higher revenues for many municipalities along with improved credit fundamentals. We view the Fed becoming more dovish and potentially cutting rates in the latter half of 2019 as supportive of GDP growth. Some municipalities may do well and others may continue to struggle. That is why we feel credit selection will remain important. We expect to remain overweight lower-quality investment-grade bonds, though we believe investors currently are not being compensated sufficiently for making new investments in some of these areas. In our view, the long-term drivers of valuations will be supply and demand trends, absolute yield levels, the shape of the yield curve, and credit fundamentals. We will continue to extend the Fund’s duration slightly. While we will continue our bias to overweighting lower-quality investment-grade bonds, it will be to a lesser degree, and we will add some higher-quality bonds in the AAA and AA areas as opportunities arise. We will monitor economic growth, the technical market, and fundamental credit quality to see if any changes are warranted in duration, yield-curve positioning, or credit-quality selections over the next year.

Please see footnotes on page 7.

Wells Fargo Wisconsin Tax-Free Fund  |  9

Fund expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (if any) on redemptions and (2) ongoing costs, including management fees, distribution (12b-1) and/or shareholder servicing fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from January 1, 2019 to June 30, 2019.

Actual expenses

The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and contingent deferred sales charges. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning account value 1-1-2019	Ending account value 6-30-2019	Expenses paid during the period¹	Annualized net expense ratio

Class A

Actual	$1,000.00	$1,040.53	$3.54	0.70%

Hypothetical (5% return before expenses)	$1,000.00	$1,021.32	$3.51	0.70%

Class C

Actual	$1,000.00	$1,036.68	$7.32	1.45%

Hypothetical (5% return before expenses)	$1,000.00	$1,017.60	$7.25	1.45%

Institutional Class

Actual	$1,000.00	$1,041.46	$2.63	0.52%

Hypothetical (5% return before expenses)	$1,000.00	$1,022.22	$2.61	0.52%

[1]

Expenses paid is equal to the annualized net expense ratio of each class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half-year period).

10  |  Wells Fargo Wisconsin Tax-Free Fund

Portfolio of investments—June 30, 2019

	Interest rate	Maturity date	Principal	Value
Municipal Obligations: 98.63%

Guam: 6.17%

Airport Revenue: 2.51%

Guam International Airport Authority Series C (AGM Insured)	6.13%	10-1-2043	$1,500,000	$1,743,157

Guam Port Authority AMT Series A	5.00	7-1-2048	1,000,000	1,146,470

Guam Port Authority AMT Series B	5.00	7-1-2034	445,000	511,390

				3,401,017

Miscellaneous Revenue: 2.62%

Guam Education Financing Foundation Refunding Bond Certificates of Participation Series 2016A	5.00	10-1-2022	1,400,000	1,513,246

Guam Government Limited Obligation Bonds Section 30 Series A	5.38	12-1-2024	1,000,000	1,017,090

Guam Government Limited Obligation Bonds Section 30 Series A	5.50	12-1-2019	1,000,000	1,017,600

				3,547,936

Tax Revenue: 0.66%

Guam Government Business Privilage Tax Revenue Series 2011A	5.00	1-1-2021	250,000	260,433

Guam Government Limited Obligation Bonds Section 30 Series A	5.00	12-1-2021	600,000	639,852

				900,285

Utilities Revenue: 0.38%

Guam Power Authority Series A (AGM Insured)	5.00	10-1-2020	500,000	520,960

				8,370,198

Illinois: 2.88%

GO Revenue: 1.85%

Chicago IL CAB City Colleges (National Insured) ¤	0.00	1-1-2027	1,000,000	798,510

Chicago IL Park District Special Recreation Activity Series E	5.00	11-15-2027	1,000,000	1,173,760

Illinois Refunding Bond Series 2018A	5.00	10-1-2021	500,000	533,600

				2,505,870

Miscellaneous Revenue: 0.20%

Illinois	5.50	7-1-2026	250,000	277,515

Tax Revenue: 0.76%

Metropolitan Pier & Exposition Authority McCormick Place Expansion Project Series B	5.00	12-15-2028	970,000	1,033,748

Water & Sewer Revenue: 0.07%

Chicago IL Waterworks Unrefunded Bond (AGM Insured)	5.00	11-1-2020	95,000	95,282

				3,912,415

Michigan: 0.08%

Miscellaneous Revenue: 0.08%

Michigan Municipal Bond Authority Local Government Loan Program Series A (Ambac Insured)	4.00	11-1-2021	110,000	110,183

New Jersey: 1.81%

Miscellaneous Revenue: 0.83%

New Jersey EDA Series EE	5.00	9-1-2023	1,070,000	1,128,572

Transportation Revenue: 0.98%

New Jersey TTFA CAB Series A ¤	0.00	12-15-2031	2,000,000	1,327,540

				2,456,112

Wells Fargo Wisconsin Tax-Free Fund  |  11

Portfolio of investments—June 30, 2019

	Interest rate	Maturity date	Principal	Value
New York: 0.77%

Education Revenue: 0.77%

Hempstead NY Local Development Corporation The Academy Charter School Project Series A	6.24%	2-1-2047	$1,000,000	$1,038,410

Puerto Rico: 0.97%

Transportation Revenue: 0.97%

Puerto Rico Highway & Transportation Authority Refunding Bond Series L (AGC Insured)	5.25	7-1-2019	1,000,000	1,000,000

Puerto Rico Highway & Transportation Authority Refunding Bond Series L (BHAC/FGIC Insured)	5.25	7-1-2021	300,000	315,882

				1,315,882

Texas: 1.62%

GO Revenue: 1.62%

Denton TX Independent School District School Building	4.00	8-15-2048	2,000,000	2,191,500

Virgin Islands: 3.66%

Miscellaneous Revenue: 2.17%

Virgin Islands PFA 144A	5.00	9-1-2020	750,000	771,690

Virgin Islands PFA Gross Receipts Taxes Loan Notes (National Insured)	4.00	10-1-2020	450,000	452,795

Virgin Islands PFA Gross Receipts Taxes Loan Notes (AGM Insured)	4.00	10-1-2022	1,690,000	1,715,418

				2,939,903

Tax Revenue: 1.49%

Virgin Islands PFA Matching Fund Loan Notes Senior Lien Series B (AGM Insured)	5.00	10-1-2025	2,000,000	2,018,080

				4,957,983

Wisconsin: 80.67%

Education Revenue: 10.93%

Green Bay WI Housing Authority University Village Housing Incorporated	4.38	4-1-2022	200,000	201,060

Green Bay WI Housing Authority University Village Housing Incorporated	5.00	4-1-2030	1,410,000	1,421,280

Madison WI CDA Wisconsin Alumni Research Foundation	5.00	10-1-2023	150,000	151,380

Madison WI CDA Wisconsin Alumni Research Foundation	5.00	10-1-2025	475,000	479,337

Madison WI CDA Wisconsin Alumni Research Foundation	5.00	10-1-2039	5,000,000	5,042,100

Milwaukee WI RDA Milwaukee School of Engineering Project (AGM Insured)	2.75	4-1-2021	1,080,000	1,107,518

Milwaukee WI RDA Milwaukee School of Engineering Project (AGM Insured)	4.10	4-1-2032	1,500,000	1,574,205

Milwaukee WI RDA Science Education Consortium Incorporated Project Series A	6.25	8-1-2043	2,100,000	2,296,035

Platteville WI RDA University of Wisconsin Platteville Real Estate Foundation Incorporated	5.00	7-1-2022	950,000	984,495

Platteville WI RDA University of Wisconsin Platteville Real Estate Foundation Incorporated	5.00	7-1-2032	1,500,000	1,563,060

				14,820,470

GO Revenue: 1.84%

Milwaukee WI Series B6	2.00	4-1-2021	175,000	177,200

Milwaukee WI Series B6	3.00	4-1-2024	570,000	612,898

Milwaukee WI Series B6	5.00	4-1-2022	350,000	384,990

Milwaukee WI Series B6	5.00	4-1-2023	580,000	658,004

Milwaukee WI Series B6	5.00	4-1-2025	550,000	656,876

				2,489,968

12  |  Wells Fargo Wisconsin Tax-Free Fund

Portfolio of investments—June 30, 2019

	Interest rate	Maturity date	Principal	Value
Health Revenue: 12.55%

University of Wisconsin Hospitals & Clinics Authority Refunding Bond Series B (JPMorgan Chase & Company SPA) ø	1.93%	4-1-2048	$700,000	$700,000

University of Wisconsin Hospitals and Clinics Authority Revenue Various Refunding Bond Series C (BMO Harris Bank NA SPA) ø	1.97	4-1-2048	900,000	900,000

Wisconsin HEFA Bellin Memorial Hospital Obligated Group	4.00	12-1-2035	1,000,000	1,065,460

Wisconsin HEFA Bellin Memorial Hospital Obligated Group	5.00	12-1-2025	1,500,000	1,720,860

Wisconsin HEFA Bellin Memorial Hospital Obligated Group	5.00	12-1-2026	1,740,000	1,994,614

Wisconsin HEFA Marshfield Clinic Health System Obligated Group Series C	5.00	2-15-2020	850,000	867,995

Wisconsin HEFA Marshfield Clinic Health System Obligated Group Series C	5.00	2-15-2027	400,000	484,988

Wisconsin HEFA Marshfield Clinic Health System Obligated Group Series C	5.00	2-15-2028	650,000	780,319

Wisconsin HEFA Marshfield Clinic Health System Obligated Group Series C	5.00	2-15-2029	500,000	596,020

Wisconsin HEFA Monroe Clinic Incorporated	4.00	2-15-2031	900,000	1,025,991

Wisconsin HEFA Monroe Clinic Incorporated	4.00	2-15-2033	550,000	626,995

Wisconsin HEFA Monroe Clinic Incorporated	5.00	2-15-2028	900,000	1,078,272

Wisconsin HEFA Monroe Clinic Incorporated	5.00	2-15-2029	575,000	688,896

Wisconsin HEFA Monroe Clinic Incorporated	3.00	2-15-2035	520,000	561,642

Wisconsin HEFA Monroe Clinic Incorporated	5.00	2-15-2030	300,000	359,424

Wisconsin HEFA Rogers Memorial Hospital Incorporated Series B	5.00	7-1-2044	3,250,000	3,563,690

				17,015,166

Housing Revenue: 14.58%

Wisconsin HEFA Aspirus Wausau Hospital Incorporated Obligated Group Series 2004B (JPMorgan Chase & Company LOC) ø	1.95	8-15-2034	4,000,000	4,000,000

Wisconsin Housing & EDA AMT Series A	4.63	11-1-2037	25,000	25,027

Wisconsin Housing & EDA Madison Pool Project Series A	4.55	7-1-2037	165,000	178,485

Wisconsin Housing & EDA Madison Pool Project Series A	4.70	7-1-2047	2,300,000	2,484,920

Wisconsin Housing & EDA Madison Pool Project Series A	4.85	7-1-2052	3,000,000	3,232,410

Wisconsin Housing & EDA Series A	1.55	12-1-2019	55,000	55,063

Wisconsin Housing & EDA Series A	1.95	12-1-2020	55,000	55,420

Wisconsin Housing & EDA Series A	3.00	5-1-2022	100,000	103,590

Wisconsin Housing & EDA Series A	3.00	11-1-2022	125,000	130,291

Wisconsin Housing & EDA Series A	3.40	11-1-2032	2,450,000	2,583,721

Wisconsin Housing & EDA Series A	4.05	12-1-2049	800,000	825,328

Wisconsin Housing & EDA Series A	5.75	11-1-2043	2,835,000	2,897,540

Wisconsin Housing & EDA Series A	3.95	11-1-2038	2,000,000	2,150,700

Wisconsin Housing & EDA Series C	3.88	11-1-2035	1,000,000	1,053,060

				19,775,555

Miscellaneous Revenue: 22.30%

Ashwaubenon WI CDA Lease Revenue CAB Brown County Expo Center ¤	0.00	6-1-2049	8,000,000	2,656,400

Glendale WI CDA Bayshore Public Parking	1.50	10-1-2019	375,000	375,068

Kaukauna WI RDA	3.75	6-1-2032	850,000	897,022

Kaukauna WI RDA	4.00	6-1-2020	100,000	102,379

Kaukauna WI RDA	4.00	6-1-2021	310,000	324,145

Kaukauna WI RDA	4.00	6-1-2022	235,000	250,534

Kaukauna WI RDA	4.00	6-1-2023	200,000	217,148

Kaukauna WI RDA	4.00	6-1-2025	425,000	473,926

Kaukauna WI RDA	4.00	6-1-2028	425,000	468,461

Kaukauna WI RDA	4.00	6-1-2035	900,000	965,511

Milwaukee WI RDA Lease Public Schools Series A	5.00	11-15-2026	220,000	268,440

Milwaukee WI RDA Lease Revenue Public Schools	5.00	11-15-2033	750,000	882,368

Milwaukee WI RDA Milwaukee Public Schools	5.00	11-15-2034	675,000	791,593

Milwaukee WI RDA Milwaukee Public Schools	5.00	11-15-2035	1,000,000	1,170,860

Milwaukee WI RDA Milwaukee Public Schools	5.00	11-15-2036	500,000	584,150

Wells Fargo Wisconsin Tax-Free Fund  |  13

Portfolio of investments—June 30, 2019

	Interest rate	Maturity date	Principal	Value

Miscellaneous Revenue (continued)

Milwaukee WI RDA Milwaukee Public Schools Series A	5.00%	11-15-2027	$1,020,000	$1,235,516

Milwaukee WI RDA Milwaukee Public Schools Series A	5.00	11-15-2028	1,000,000	1,206,610

Milwaukee WI RDA Milwaukee Public Schools Series A	5.00	11-15-2031	750,000	889,643

Milwaukee WI RDA Public Schools Series A	5.00	8-1-2019	915,000	917,654

Milwaukee WI RDA Public Schools Series A	5.00	8-1-2020	1,100,000	1,142,669

Milwaukee WI RDA Public Schools Series A	5.00	8-1-2021	3,330,000	3,567,362

Milwaukee WI RDA Summer Festival Project	4.60	8-1-2024	870,000	871,923

Milwaukee WI RDA Summer Festival Project	4.70	8-1-2025	110,000	110,254

Milwaukee WI RDA Summer Festival Project	5.00	8-1-2030	5,000,000	5,012,900

Prairie du Chien WI RDA Series B	1.65	9-1-2020	200,000	200,412

Warrens WI CDA Economic Improvements	5.10	11-1-2020	70,000	67,019

Weston WI CDA Series A	1.40	10-1-2019	625,000	624,356

Weston WI CDA Series A	1.50	10-1-2020	500,000	498,950

Weston WI CDA Series A	1.60	10-1-2021	340,000	339,487

Weston WI CDA Series A	1.75	10-1-2022	200,000	200,220

Weston WI CDA Series A	1.90	10-1-2023	100,000	100,881

Weston WI CDA Series A	2.00	10-1-2024	625,000	634,150

Weston WI CDA Series A	2.15	10-1-2025	615,000	629,692

Weston WI CDA Series A	2.25	10-1-2026	940,000	971,123

Weston WI CDA Series A	2.40	10-1-2027	570,000	588,206

				30,237,032

Tax Revenue: 18.47%

Mount Pleasant WI Tax Increment Series 2018A	4.00	4-1-2035	1,295,000	1,439,898

Mount Pleasant WI Tax Increment Series 2018A	5.00	4-1-2034	1,000,000	1,215,910

Southeast Wisconsin Professional Baseball Park District Series A (National Insured)	5.50	12-15-2019	100,000	101,912

Southeast Wisconsin Professional Baseball Park District Series A (National Insured)	5.50	12-15-2021	2,000,000	2,201,100

Southeast Wisconsin Professional Baseball Park District Series A (National Insured)	5.50	12-15-2023	1,600,000	1,870,928

Southeast Wisconsin Professional Baseball Park District Series A (National Insured)	5.50	12-15-2026	2,435,000	2,986,333

Warrens WI CDA Interim Workout Extension	3.70	11-1-2029	155,045	97,900

Wisconsin Center District CAB (AGM Insured) ¤	0.00	12-15-2030	295,000	222,917

Wisconsin Center District CAB Senior Dedicated Milwaukee Arena Project Series A (Build America Mutual Assurance Company Insured) ¤	0.00	12-15-2033	2,985,000	1,916,728

Wisconsin Center District CAB Series A (National Insured) ¤	0.00	12-15-2019	275,000	273,169

Wisconsin Center District CAB Series A (National Insured) ¤	0.00	12-15-2027	100,000	83,699

Wisconsin Center District Junior Dedicated Bond (AGM Insured)	5.25	12-15-2019	500,000	508,605

Wisconsin Center District Junior Dedicated Bond (AGM Insured)	5.25	12-15-2023	2,150,000	2,378,696

Wisconsin Center District Junior Dedicated Bond (AGM Insured)	5.25	12-15-2027	1,005,000	1,205,005

Wisconsin Center District Junior Dedicated Bond Series A	5.00	12-15-2022	730,000	807,314

Wisconsin Center District Junior Dedicated Bond Series A	5.00	12-15-2030	2,100,000	2,316,447

Wisconsin Center District Milwaukee Arena Project	4.00	12-15-2032	1,100,000	1,220,054

Wisconsin Center District Milwaukee Arena Project	4.00	12-15-2033	920,000	1,017,511

Wisconsin Center District Milwaukee Arena Project	4.00	12-15-2034	2,000,000	2,198,440

Wisconsin Oneida Tribe of Indians 144A	5.50	2-1-2021	965,000	984,406

				25,046,972

				109,385,163

Total Municipal Obligations (Cost $128,236,135)				133,737,846

Total investments in securities (Cost $128,236,135)	98.63%	133,737,846

Other assets and liabilities, net	1.37	1,851,664

Total net assets	100.00%	$135,589,510

14  |  Wells Fargo Wisconsin Tax-Free Fund

Portfolio of investments—June 30, 2019

¤	The security is issued in zero coupon form with no periodic interest payments.

144A	The security may be resold in transactions exempt from registration, normally to qualified institutional buyers, pursuant to Rule 144A under the Securities Act of 1933.

ø

Variable rate demand notes are subject to a demand feature which reduces the effective maturity. The maturity date shown represents the final maturity date of the security. The interest rate is determined and reset by the issuer daily, weekly, or monthly depending upon the terms of the security. The rate shown is the rate in effect at period end.

Abbreviations:

AGC	Assured Guaranty Corporation

AGM	Assured Guaranty Municipal

Ambac	Ambac Financial Group Incorporated

AMT	Alternative minimum tax

BHAC	Berkshire Hathaway Assurance Corporation

CAB	Capital appreciation bond

CDA	Community Development Authority

EDA	Economic Development Authority

FGIC	Financial Guaranty Insurance Corporation

GO	General obligation

HEFA	Health & Educational Facilities Authority

LOC	Letter of credit

National	National Public Finance Guarantee Corporation

PFA	Public Finance Authority

RDA	Redevelopment Authority

TTFA	Transportation Trust Fund Authority

Wells Fargo Wisconsin Tax-Free Fund  |  15

Statement of assets and liabilities—June 30, 2019

Assets
Investments in unaffiliated securities, at value (cost $128,236,135)	$133,737,846
Cash	315,056
Receivable for investments sold	240,000
Receivable for Fund shares sold	31,207
Receivable for interest	1,351,176
Prepaid expenses and other assets	86,402

Total assets	135,761,687

Liabilities
Payable for Fund shares redeemed	83,862
Dividends payable	28,346
Management fee payable	20,711
Administration fees payable	14,952
Distribution fee payable	4,144
Trustees’ fees and expenses payable	1,306
Shareholder servicing fees payable	18,856

Total liabilities	172,177

Total net assets	$135,589,510

Net assets consist of
Paid-in capital	$130,125,746
Total distributable earnings	5,463,764

Total net assets	$135,589,510

Computation of net asset value and offering price per share
Net assets – Class A	$84,924,387
Shares outstanding – Class A1	7,690,536
Net asset value per share – Class A	$11.04
Maximum offering price per share – Class A2	$11.56
Net assets – Class C	$6,686,698
Shares outstanding – Class C1	605,516
Net asset value per share – Class C	$11.04
Net assets – Institutional Class	$43,978,425
Shares outstanding – Institutional Class[1]	3,982,127
Net asset value per share – Institutional Class	$11.04

[1]	The Fund has an unlimited number of authorized shares.

[2]	Maximum offering price is computed as 100/95.50 of net asset value. On investments of $50,000 or more, the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

16  |  Wells Fargo Wisconsin Tax-Free Fund

Statement of operations—year ended June 30, 2019

Investment income
Interest	$4,419,857

Expenses
Management fee	525,245
Administration fees
Class A	134,401
Class C	11,945
Institutional Class	31,876
Shareholder servicing fees
Class A	210,002
Class C	18,665
Distribution fee
Class C	55,994
Custody and accounting fees	4,073
Professional fees	52,536
Registration fees	77,057
Shareholder report expenses	7,946
Trustees’ fees and expenses	21,457
Other fees and expenses	10,446

Total expenses	1,161,643
Less: Fee waivers and/or expense reimbursements	(258,189)

Net expenses	903,454

Net investment income	3,516,403

Realized and unrealized gains (losses) on investments
Net realized gains (losses) on:
Unaffiliated securities	(2,960)
Futures contracts	129,518

Net realized gains on investments	126,558
Net change in unrealized gains (losses) on investments	3,483,261

Net realized and unrealized gains (losses) on investments	3,609,819

Net increase in net assets resulting from operations	$7,126,222

The accompanying notes are an integral part of these financial statements.

Wells Fargo Wisconsin Tax-Free Fund  |  17

Statement of changes in net assets

	Year ended June 30, 2019		Year ended June 30, 2018[1]

Operations
Net investment income		$3,516,403		$3,599,283
Net realized gains on investments		126,558		438,289
Net change in unrealized gains (losses) on investments		3,483,261		(1,547,565)

Net increase in net assets resulting from operations		7,126,222		2,490,007

Distributions to shareholders from net investment income and net realized gains
Class A		(2,238,227)		(2,888,504)
Class C		(143,110)		(159,161)
Institutional Class		(1,134,640)		(551,618)

Total distributions to shareholders		(3,515,977)		(3,599,283)

Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	1,158,956	12,526,702	1,129,437	12,227,348
Class C	74,617	800,958	97,473	1,053,625
Institutional Class	1,478,452	15,865,780	2,428,890	26,124,983

		29,193,440		39,405,956

Reinvestment of distributions
Class A	172,502	1,862,955	237,522	2,567,343
Class C	13,234	142,770	14,637	158,123
Institutional Class	104,377	1,127,881	51,060	550,646

		3,133,606		3,276,112

Payment for shares redeemed
Class A	(1,815,160)	(19,476,467)	(5,332,606)	(57,620,587)
Class C	(236,996)	(2,549,096)	(229,697)	(2,483,639)
Institutional Class	(969,212)	(10,399,087)	(364,389)	(3,932,185)

		(32,424,650)		(64,036,411)

Net decrease in net assets resulting from capital share transactions		(97,604)		(21,354,343)

Total increase (decrease) in net assets		3,512,641		(22,463,619)

Net assets
Beginning of period		132,076,869		154,540,488

End of period		$135,589,510		$132,076,869

[1]

Effective for all filings after November 4, 2018, the SEC prospectively eliminated the requirement to parenthetically disclose undistributed net investment income at the end of the period and permitted the aggregation of distributions, with the exception of tax basis returns of capital. Overdistributed net investment income at June 30, 2018 was $10,724. The disaggregated distributions information for the year ended June 30, 2018 is included in Note 8, Distributions to Shareholders, in the notes to the financial statements.

The accompanying notes are an integral part of these financial statements.

18  |  Wells Fargo Wisconsin Tax-Free Fund

Financial highlights

(For a share outstanding throughout each period)

	Year ended June 30
CLASS A	2019	2018	2017	2016	2015
Net asset value, beginning of period	$10.74	$10.83	$11.16	$10.83	$10.96
Net investment income	0.29	0.28	0.26	0.25	0.24
Net realized and unrealized gains (losses) on investments	0.30	(0.09)	(0.32)	0.33	(0.02)

Total from investment operations	0.59	0.19	(0.06)	0.58	0.22
Distributions to shareholders from
Net investment income	(0.29)	(0.28)	(0.26)	(0.25)	(0.24)
Net realized gains	0.00	0.00	(0.01)	(0.00)[1]	(0.11)

Total distributions to shareholders	(0.29)	(0.28)	(0.27)	(0.25)	(0.35)
Net asset value, end of period	$11.04	$10.74	$10.83	$11.16	$10.83
Total return[2]	5.56%	1.76%	(0.48)%	5.44%	2.07%
Ratios to average net assets (annualized)
Gross expenses	0.94%	0.88%	0.93%	0.94%	0.90%
Net expenses	0.70%	0.70%	0.70%	0.70%	0.70%
Net investment income	2.66%	2.57%	2.41%	2.26%	2.22%
Supplemental data
Portfolio turnover rate	8%	11%	27%	16%	28%
Net assets, end of period (000s omitted)	$84,924	$87,790	$131,518	$160,480	$23,824

[1]	Amount is less than $0.005.

[2]	Total return calculations do not include any sales charges.

The accompanying notes are an integral part of these financial statements.

Wells Fargo Wisconsin Tax-Free Fund  |  19

Financial highlights

(For a share outstanding throughout each period)

	Year ended June 30
CLASS C	2019	2018	2017	2016	2015
Net asset value, beginning of period	$10.74	$10.83	$11.16	$10.83	$10.96
Net investment income	0.21	0.20	0.18	0.17	0.16
Net realized and unrealized gains (losses) on investments	0.30	(0.09)	(0.32)	0.33	(0.02)

Total from investment operations	0.51	0.11	(0.14)	0.50	0.14
Distributions to shareholders from
Net investment income	(0.21)	(0.20)	(0.18)	(0.17)	(0.16)
Net realized gains	0.00	0.00	(0.01)	(0.00)[1]	(0.11)

Total distributions to shareholders	(0.21)	(0.20)	(0.19)	(0.17)	(0.27)
Net asset value, end of period	$11.04	$10.74	$10.83	$11.16	$10.83
Total return[2]	4.78%	1.01%	(1.22)%	4.66%	1.31%
Ratios to average net assets (annualized)
Gross expenses	1.69%	1.63%	1.68%	1.68%	1.65%
Net expenses	1.45%	1.45%	1.45%	1.45%	1.45%
Net investment income	1.92%	1.83%	1.67%	1.52%	1.47%
Supplemental data
Portfolio turnover rate	8%	11%	27%	16%	28%
Net assets, end of period (000s omitted)	$6,687	$8,105	$9,449	$10,949	$10,923

[1]	Amount is less than $0.005.

[2]	Total return calculations do not include any sales charges.

The accompanying notes are an integral part of these financial statements.

20  |  Wells Fargo Wisconsin Tax-Free Fund

Financial highlights

(For a share outstanding throughout each period)

	Year ended June 30
INSTITUTIONAL CLASS	2019	2018	2017[1]
Net asset value, beginning of period	$10.74	$10.83	$10.99
Net investment income	0.31	0.30	0.20
Net realized and unrealized gains (losses) on investments	0.30	(0.09)	(0.15)

Total from investment operations	0.61	0.21	0.05
Distributions to shareholders from
Net investment income	(0.31)	(0.30)	(0.20)
Net realized gains	0.00	0.00	(0.01)

Total distributions to shareholders	(0.31)	(0.30)	(0.21)
Net asset value, end of period	$11.04	$10.74	$10.83
Total return[2]	5.75%	1.95%	0.44%
Ratios to average net assets (annualized)
Gross expenses	0.61%	0.55%	0.54%
Net expenses	0.52%	0.52%	0.52%
Net investment income	2.85%	2.79%	2.74%
Supplemental data
Portfolio turnover rate	8%	11%	27%
Net assets, end of period (000s omitted)	$43,978	$36,181	$13,573

[1]	For the period from October 31, 2016 (commencement of class operations) to June 30, 2017

[2]	Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

Wells Fargo Wisconsin Tax-Free Fund  |  21

Notes to financial statements

1. ORGANIZATION

Wells Fargo Funds Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the Wells Fargo Wisconsin Tax-Free Fund (the “Fund”) which is a non-diversified series of the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Fund may deviate from this calculation time under unusual or unexpected circumstances.

Debt securities are valued at the evaluated bid price provided by an independent pricing service (e.g. taking into account various factors, including yields, maturities, or credit ratings) or, if a reliable price is not available, the quoted bid price from an independent broker-dealer.

Futures contracts that are listed on a foreign or domestic exchange or market are valued at the official closing price or, if none, the last sales price.

Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined in good faith by the Board of Trustees of the Fund. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Wells Fargo Asset Management Pricing Committee at Wells Fargo Funds Management, LLC (“Funds Management”). The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Wells Fargo Asset Management Pricing Committee which may include items for ratification.

When-issued transactions

The Fund may purchase securities on a forward commitment or when-issued basis. The Fund records a when-issued transaction on the trade date and will segregate assets in an amount at least equal in value to the Fund’s commitment to purchase when-issued securities. Securities purchased on a when-issued basis are marked-to-market daily and the Fund begins earning interest on the settlement date. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

Futures contracts

Futures contracts are agreements between the Fund and a counterparty to buy or sell a specific amount of a commodity, financial instrument or currency at specified price and on a specified date. The Fund may buy and sell futures contracts in order to gain exposure to, or protect against, changes in interest rates and is subject to interest rate risk. The primary risks associated with the use of futures contracts are the imperfect correlation between changes in market values of securities held by the Fund and the prices of futures contracts, and the possibility of an illiquid market. Futures contracts are generally entered into on a regulated futures exchange and cleared through a clearinghouse associated with the exchange. With futures contracts, there is minimal counterparty risk to the Fund since futures contracts are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures contracts against default.

Upon entering into a futures contracts, the Fund is required to deposit either cash or securities (initial margin) with the broker in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are paid to or from the broker each day equal to the daily changes in the contract value. Such payments are recorded as unrealized gains or losses and, if any, shown as variation margin receivable (payable) in the Statement of Assets and Liabilities. Should the Fund fail to make requested variation margin payments, the broker can gain access to the initial margin to satisfy the Fund’s payment obligations. When the contracts are closed, a realized gain or loss is recorded in the Statement of Operations.

22  |  Wells Fargo Wisconsin Tax-Free Fund

Notes to financial statements

Security transactions and income recognition

Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.

Interest income is accrued daily and bond discounts are accreted and premiums are amortized daily. To the extent debt obligations are placed on non-accrual status, any related interest income may be reduced by writing off interest receivables when the collection of all or a portion of interest has been determined to be doubtful based on consistently applied procedures and the fair value has decreased. If the issuer subsequently resumes interest payments or when the collectability of interest is reasonably assured, the debt obligation is removed from non-accrual status.

Distributions to shareholders

Distributions to shareholders from net investment income are declared daily and paid monthly. Distributions from net realized gains, if any, are recorded on the ex-dividend date and paid at least annually. Such distributions are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles. Dividend sources are estimated at the time of declaration. The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made prior to the Fund’s fiscal year end may be categorized as a tax return of capital at year end.

Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable and tax-exempt income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.

The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

As of June 30, 2019, the aggregate cost of all investments for federal income tax purposes was $128,235,650 and the unrealized gains (losses) consisted of:

Gross unrealized gains	$5,532,939

Gross unrealized losses	(30,743)

Net unrealized gains	$5,502,196

As of June 30, 2019, the Fund had capital loss carryforwards which consisted of $28,128 in short-term capital losses.

Class allocations

The separate classes of shares offered by the Fund differ principally in applicable sales charges, distribution, shareholder servicing, and administration fees. Class specific expenses are charged directly to that share class. Investment income, common fund-level expenses, and realized and unrealized gains (losses) on investments are allocated daily to each class of shares based on the relative proportion of net assets of each class.

3. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

∎	Level 1 – quoted prices in active markets for identical securities

∎	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

∎	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.

Wells Fargo Wisconsin Tax-Free Fund  |  23

Notes to financial statements

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities as of June 30, 2019:

	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total

Assets
Investments in:

Municipal obligations	$0	$133,737,846	$0	$133,737,846

Additional sector, industry or geographic detail is included in the Portfolio of Investments.

At June 30, 2019, the Fund did not have any transfers into/out of Level 3.

4. TRANSACTIONS WITH AFFILIATES

Management fee

Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”), is the manager of the Fund and provides advisory and fund-level administrative services under an investment management agreement. Under the investment management agreement, Funds Management is responsible for, among other services, implementing the investment objectives and strategies of the Fund, supervising the subadviser and providing fund-level administrative services in connection with the Fund’s operations. As compensation for its services under the investment management agreement, Funds Management is entitled to receive a management fee at the following annual rate based on the Fund’s average daily net assets:

Average daily net assets	Management fee

First $500 million	0.400%

Next $500 million	0.375

Next $2 billion	0.350

Next $2 billion	0.325

Next $5 billion	0.290

Over $10 billion	0.280

For the year ended June 30, 2019, the management fee was equivalent to an annual rate of 0.40% of the Fund’s average daily net assets.

Funds Management has retained the services of a subadviser to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Funds Management. Wells Capital Management Incorporated, an affiliate of Funds Management and an indirect wholly owned subsidiary of Wells Fargo is the subadviser to the Fund and is entitled to receive a fee from Funds Management at an annual rate starting at 0.20% and declining to 0.10% as the average daily net assets of the Fund increase.

Administration fees

Under a class-level administration agreement, Funds Management provides class-level administrative services to the Fund, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers. As compensation for its services under the class-level administration agreement, Funds Management receives an annual fee which is calculated based on the average daily net assets of each class as follows:

Class-level administration fee

Class A, Class C	0.16%

Institutional Class	0.08

Funds Management has contractually waived and/or reimbursed management and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. When each class of the Fund has exceeded its expense cap, Funds Management has waived fees and/or reimbursed expenses from fund-level expenses on a proportionate basis and then from class specific expenses. When only certain classes exceed their expense caps, waivers and/or reimbursements are applied against class specific expenses before fund-level expenses. Funds Management has committed through October 31, 2019 to

24  |  Wells Fargo Wisconsin Tax-Free Fund

Notes to financial statements

waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s expenses at 0.70% for Class A shares, 1.45% for Class C shares, and 0.52% for Institutional Class shares. Prior to or after the commitment expiration date, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees.

Distribution fee

The Trust has adopted a distribution plan for Class C shares of the Fund pursuant to Rule 12b-1 under the 1940 Act. A distribution fee is charged to Class C shares and paid to Wells Fargo Funds Distributor, LLC (“Funds Distributor”), the principal underwriter, at an annual rate of 0.75% of the average daily net assets of Class C shares.

In addition, Funds Distributor is entitled to receive the front-end sales charge from the purchase of Class A shares and a contingent deferred sales charge on the redemption of certain Class A shares. Funds Distributor is also entitled to receive the contingent deferred sales charges from redemptions of Class C shares. For the year ended June 30, 2019, Funds Distributor received $5,475 from the sale of Class A shares. No contingent deferred sales charges were incurred by Class A and Class C shares for the year ended June 30, 2019.

Shareholder servicing fees

The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A and Class C of the Fund are charged a fee at an annual rate of 0.25% of the average daily net assets of each respective class. A portion of these total shareholder servicing fees were paid to affiliates of Wells Fargo.

Interfund transactions

The Fund may purchase or sell portfolio investment securities to certain other Wells Fargo affiliates pursuant to Rule 17a-7 under the 1940 Act and under procedures adopted by the Board of Trustees. The procedures have been designed to ensure that these interfund transactions, which do not incur broker commissions, are effected at current market prices. Pursuant to these procedures, the Fund had $3,600,000 and $3,985,000 in interfund purchases and sales, respectively, during the year ended June 30, 2019.

5. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the year ended June 30, 2019 were $10,788,645 and $18,481,600, respectively.

6. DERIVATIVE TRANSACTIONS

During the year ended June 30, 2019 the Fund entered into futures contracts to gain market exposure. The Fund had an average notional amount of $1,551,019 in long futures contracts during the year ended June 30, 2019.

The fair value, realized gains or losses and change in unrealized gains or losses, if any, on derivative instruments are reflected in the corresponding financial statement captions.

7. BANK BORROWINGS

The Trust (excluding the money market funds), Wells Fargo Master Trust and Wells Fargo Variable Trust are parties to a $280,000,000 revolving credit agreement whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.25% of the unused balance is allocated to each participating fund.

For the year ended June 30, 2019, there were no borrowings by the Fund under the agreement.

8. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid was $3,515,977 and $3,599,283 of tax-exempt income for the years ended June 30, 2019 and June 30, 2018, respectively.

As of June 30, 2019, the components of distributable earnings on a tax basis were as follows:

Undistributed tax-exempt income	Unrealized gains	Capital loss carryforward

$18,042	$5,502,196	$(28,128)

Wells Fargo Wisconsin Tax-Free Fund  |  25

Notes to financial statements

Effective for all filings after November 4, 2018, the Securities and Exchange Commission eliminated the requirement to separately state the components of distributions to shareholders under U.S. generally accepted accounting principles. The amounts of distributions to shareholders for the year ended June 30, 2018 were as follows:

Net investment income

Class A	$2,888,504

Class C	159,161

Institutional Class	551,618

9. CONCENTRATION RISK

The Fund invests a substantial portion of its assets in issuers of municipal debt securities located in a single state or territory of the U.S. Therefore, it may be more affected by economic and political developments in that state or region than would be a comparable general tax-exempt fund.

10. INDEMNIFICATION

Under the Trust’s organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Trust may enter into contracts with service providers that contain a variety of indemnification clauses. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

11. NEW ACCOUNTING PRONOUNCEMENTS

In August 2018, FASB issued Accounting Standards Update (“ASU”) No. 2018-13, Fair Value Measurement (Topic 820) Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement. ASU 2018-13 updates the disclosure requirements for fair value measurements by modifying or removing certain disclosures and adding certain new disclosures. The amendments are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. Early adoption is permitted. Management has adopted the removal and modification of disclosures early, as permitted, and will adopt the additional new disclosures at the effective date.

In March 2017, FASB issued ASU No. 2017-08, Premium Amortization on Purchased Callable Debt Securities. ASU 2017-08 shortens the amortization period for certain callable debt securities held at a premium and requires the premium to be amortized to the earliest call date. The amendments do not require an accounting change for securities held at a discount and discounts will continue to be accreted to the maturity date of the security. ASU 2017-08 is effective for fiscal years beginning after December 15, 2018 and for interim periods within those fiscal years. During the current reporting period, management of the Fund adopted the change in accounting policy which did not have a material impact to the Fund’s financial statements.

26  |  Wells Fargo Wisconsin Tax-Free Fund

Report of independent registered public accounting firm

TO THE SHAREHOLDERS OF THE FUND AND BOARD OF TRUSTEES OF WELLS FARGO FUNDS TRUST:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Wells Fargo Wisconsin Tax-Free Fund (the Fund), one of the funds constituting Wells Fargo Funds Trust, including the portfolio of investments, as of June 30, 2019, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years or periods in the five year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of June 30, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two year period then ended, and the financial highlights for each of the years or periods in the five year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of June 30, 2019, by correspondence with the custodian or by other appropriate auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have not been able to determine the specific year that we began serving as the auditor of one or more Wells Fargo Funds investment companies; however we are aware that we have served as the auditor of one or more Wells Fargo Funds investment companies since at least 1955.

Boston, Massachusetts

August 26, 2019

Wells Fargo Wisconsin Tax-Free Fund  |  27

Other information (unaudited)

TAX INFORMATION

Pursuant to Section 852 of the Internal Revenue Code, 100% of distributions paid from net investment income is designated as exempt-interest dividends for the fiscal year ended June 30, 2019.

PROXY VOTING INFORMATION

A description of the policies and procedures used to determine how to vote proxies relating to portfolio securities is available, upon request, by calling 1-800-222-8222, visiting our website at wfam.com, or visiting the SEC website at sec.gov. Information regarding how the proxies related to portfolio securities were voted during the most recent 12-month period ended June 30 is available on the website at wfam.com or by visiting the SEC website at sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q or Form N-PORT, which is available by visiting the SEC website at sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

28  |  Wells Fargo Wisconsin Tax-Free Fund

Other information (unaudited)

BOARD OF TRUSTEES AND OFFICERS

Each of the Trustees and Officers1 listed in the table below acts in identical capacities for each fund in the Wells Fargo family of funds, which consists of 152 mutual funds comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information2. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

Independent Trustees

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships

William R. Ebsworth (Born 1957)	Trustee, since 2015	Retired. From 1984 to 2013, equities analyst, portfolio manager, research director and chief investment officer at Fidelity Management and Research Company in Boston, Tokyo, and Hong Kong, and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. where he led a team of investment professionals managing client assets. Prior thereto, Board member of Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life Insurance Company. Audit Committee Chair and Investment Committee Chair of the Vincent Memorial Hospital Endowment (non-profit organization). Mr. Ebsworth is a CFA® charterholder.	N/A

Jane A. Freeman (Born 1953)	Trustee, since 2015; Chair Liaison, since 2018	Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens & Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead Independent Director and chair of the Audit Committee. Board member of the Russell Exchange Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is a Board Member of The Ruth Bancroft Garden (non-profit organization). She is also an inactive Chartered Financial Analyst.	N/A

Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009; Audit Committee Chairman, since 2019	Retired. Chairman of the Board of CIGNA Corporation since 2009, and Director since 2005. From 2003 to 2011, Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (private school). Advisory Board Member, Child Evangelism Fellowship (non-profit). Mr. Harris is a certified public accountant (inactive status).	CIGNA Corporation

Judith M. Johnson (Born 1949)	Trustee, since 2008; Audit Committee Chairman, from 2009 to 2018	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	N/A

Wells Fargo Wisconsin Tax-Free Fund  |  29

Other information (unaudited)

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships

David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business, Stanford University, Director of the Corporate Governance Research Initiative and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	N/A

Olivia S. Mitchell (Born 1953)	Trustee, since 2006; Nominating and Governance Committee Chairman, since 2018	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	N/A

Timothy J. Penny (Born 1951)	Trustee, since 1996; Chairman, since 2018	President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	N/A

James G. Polisson (Born 1959)	Trustee, since 2018	Retired. Chief Marketing Officer, Source (ETF) UK Services, Ltd, from 2015 to 2017. From 2012 to 2015, Principal of The Polisson Group, LLC, a management consulting, corporate advisory and principal investing company. Chief Executive Officer and Managing Director at Russell Investments, Global Exchange Traded Funds from 2010 to 2012. Managing Director of Barclays Global Investors from 1998 to 2010 and Global Chief Marketing Officer for iShares and Barclays Global Investors from 2000 to 2010. Trustee of the San Francisco Mechanics’ Institute, a non-profit organization, from 2013 to 2015. Board member of the Russell Exchange Traded Fund Trust from 2011 to 2012. Director of Barclays Global Investors Holdings Deutschland GmbH from 2006 to 2009. Mr. Polisson is an attorney and has a retired status with the Massachusetts and District of Columbia Bar Associations.	N/A

*	Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

30  |  Wells Fargo Wisconsin Tax-Free Fund

Other information (unaudited)

Officers

Name and year of birth	Position held and length of service	Principal occupations during past five years or longer

Andrew Owen (Born 1960)	President, since 2017	Executive Vice President of Wells Fargo & Company and Head of Affiliated Managers, Wells Fargo Asset Management, since 2014. In addition, Mr. Owen is currently President, Chief Executive Officer and Director of Wells Fargo Funds Management, LLC since 2017. Prior thereto, Executive Vice President responsible for marketing, investments and product development for Wells Fargo Funds Management, LLC, from 2009 to 2014.

Nancy Wiser[1] (Born 1967)	Treasurer, since 2012	Executive Vice President of Wells Fargo Funds Management, LLC since 2011. Chief Operating Officer and Chief Compliance Officer at LightBox Capital Management LLC, from 2008 to 2011.

Alexander Kymn (Born 1973)	Secretary and Chief Legal Officer, since 2018	Senior Company Counsel of Wells Fargo Bank, N.A. since 2018 (previously Senior Counsel from 2007 to 2018). Vice President of Wells Fargo Funds Management, LLC from 2008 to 2014.

Michael H. Whitaker (Born 1967)	Chief Compliance Officer, since 2016	Senior Vice President and Chief Compliance Officer since 2016. Senior Vice President and Chief Compliance Officer for Fidelity Investments from 2007 to 2016.

David Berardi (Born 1975)	Assistant Treasurer, since 2009	Vice President of Wells Fargo Funds Management, LLC since 2009. Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Manager of Fund Reporting and Control for Evergreen Investment Management Company, LLC from 2004 to 2010.

Jeremy DePalma[1] (Born 1974)	Assistant Treasurer, since 2009	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010 and head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.

[1]	Nancy Wiser acts as Treasurer of 65 funds in the Fund Complex. Jeremy DePalma acts as Treasurer of 87 funds and Assistant Treasurer of 65 funds in the Fund Complex.

[2]

The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the website at wfam.com.

Wells Fargo Wisconsin Tax-Free Fund  |  31

Other information (unaudited)

BOARD CONSIDERATION OF INVESTMENT MANAGEMENT AND SUB-ADVISORY AGREEMENTS:

Wells Fargo Wisconsin Tax-Free Fund

Under the Investment Company Act of 1940 (the “1940 Act”), the Board of Trustees (the “Board”) of Wells Fargo Funds Trust (the “Trust”) must determine annually whether to approve the continuation of the Trust’s investment management and sub-advisory agreements. In this regard, at an in-person meeting held on May 21-22, 2019 (the “Meeting”), the Board, all the members of which have no direct or indirect interest in the investment management and sub-advisory agreements and are not “interested persons” of the Trust, as defined in the 1940 Act (the “Independent Trustees”), reviewed and approved for Wells Fargo Wisconsin Tax-Free Fund (the “Fund”): (i) an investment management agreement (the “Management Agreement”) with Wells Fargo Funds Management, LLC (“Funds Management”); and (ii) an investment sub-advisory agreement (the “Sub-Advisory Agreement”) with Wells Capital Management Incorporated (the “Sub-Adviser”), an affiliate of Funds Management. The Management Agreement and the Sub-Advisory Agreement are collectively referred to as the “Advisory Agreements.”

At the Meeting, the Board considered the factors and reached the conclusions described below relating to the selection of Funds Management and the Sub-Adviser and the approval of the Advisory Agreements. Prior to the Meeting, including at an in-person meeting in April 2019, the Trustees conferred extensively among themselves and with representatives of Funds Management about these matters. Also, the Board has adopted a team-based approach, with each team consisting of a sub-set of Trustees, to assist the full Board in the discharge of its duties in reviewing investment performance and other matters throughout the year. The Independent Trustees were assisted in their evaluation of the Advisory Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately.

In providing information to the Board, Funds Management and the Sub-Adviser were guided by a detailed set of requests for information submitted to them by independent legal counsel on behalf of the Independent Trustees at the start of the Board’s annual contract renewal process earlier in 2019. In considering and approving the Advisory Agreements, the Trustees considered the information they believed relevant, including but not limited to the information discussed below. The Board considered not only the specific information presented in connection with the Meeting, but also the knowledge gained over time through interaction with Funds Management and the Sub-Adviser about various topics. In this regard, the Board reviewed reports of Funds Management at each of its quarterly meetings, which included, among other things, portfolio reviews and investment performance reports. In addition, the Board and the teams mentioned above confer with portfolio managers at various times throughout the year. The Board did not identify any particular information or consideration that was all-important or controlling, and each individual Trustee may have attributed different weights to various factors.

After its deliberations, the Board unanimously approved the continuation of the Advisory Agreements for a one-year term and determined that the compensation payable to Funds Management and the Sub-Adviser under each of the Advisory Agreements was reasonable. The Board considered the approval of the Advisory Agreements for the Fund as part of its consideration of agreements for funds across the complex, but its approvals were made on a fund-by-fund basis. The following summarizes a number of important, but not necessarily all, factors considered by the Board in support of its approvals.

Nature, extent and quality of services

The Board received and considered various information regarding the nature, extent and quality of services provided to the Fund by Funds Management and the Sub-Adviser under the Advisory Agreements. This information included a description of the investment advisory services and Fund-level administrative services covered by the Management Agreement, as well as, among other things, a summary of the background and experience of senior management of Wells Fargo Asset Management (“WFAM”), of which Funds Management and the Sub-Adviser are a part, a summary of investments made in the business of WFAM, a summary of certain organizational and personnel changes involving Funds Management and the Sub-Adviser, and a description of Funds Management’s and the Sub-Adviser’s business continuity planning programs and of their approaches to data privacy and cybersecurity. The Board received and reviewed information about Funds Management’s role as administrator of the Fund’s liquidity risk management program. The Board also considered the qualifications, background, tenure and responsibilities of each of the portfolio managers primarily responsible for the day-to-day portfolio management of the Fund.

The Board evaluated the ability of Funds Management and the Sub-Adviser to attract and retain qualified investment professionals, including research, advisory and supervisory personnel. The Board further considered the compliance programs and compliance records of Funds Management and the Sub-Adviser. In addition, the Board took into account the full range of services provided to the Fund by Funds Management and its affiliates.

Fund investment performance and expenses

The Board considered the investment performance results for the Fund over various time periods ended December 31, 2018. The Board considered these results in comparison to the investment performance of funds in a universe that was determined by

32  |  Wells Fargo Wisconsin Tax-Free Fund

Other information (unaudited)

Broadridge Inc. (“Broadridge”) to be similar to the Fund (the “Universe”), and in comparison to the Fund’s benchmark index and to other comparative data. Broadridge is an independent provider of investment company data. The Board received a description of the methodology used by Broadridge to select the mutual funds in the performance Universe. The Board noted that the investment performance of the Fund (Class A) was higher than the average investment performance of the Universe for the one- and three-year periods under review, and lower than the average investment performance of the Universe for the five- and ten-year periods under review. The Board also noted that the investment performance of the Fund was lower than its benchmark index, the Bloomberg Barclays Municipal Bond Index, for the three-, five- and ten-year periods under review, but higher than its benchmark for the one-year period under review.

The Board received information concerning, and discussed factors contributing to, the underperformance of the Fund relative to the Universe and benchmark index for the periods identified above. The Board took note of the explanations for the relative underperformance during these periods, including with respect to investment decisions and market factors that affected the Fund’s investment performance.

The Board also received and considered information regarding the Fund’s net operating expense ratios and their various components, including actual management fees, custodian and other non-management fees, and Rule 12b-1 and non-Rule 12b-1 shareholder service fees. The Board considered these ratios in comparison to the median ratios of funds in class-specific expense groups that were determined by Broadridge to be similar to the Fund (the “Groups”). The Board received a description of the methodology used by Broadridge to select the mutual funds in the expense Groups and an explanation of how funds comprising expense groups and their expense ratios may vary from year-to-year. Based on the Broadridge reports, the Board noted that the net operating expense ratios of the Fund were lower than the median net operating expense ratios of the expense Groups for each share class.

The Board took into account the Fund’s investment performance and expense information provided to it among the factors considered in deciding to re-approve the Advisory Agreements.

Investment management and sub-advisory fee rates

The Board reviewed and considered the contractual fee rates payable by the Fund to Funds Management under the Management Agreement, as well as the contractual fee rates payable by the Fund to Funds Management for class-level administrative services under a Class-Level Administration Agreement, which include, among other things, class-level transfer agency and sub-transfer agency costs (collectively, the “Management Rates”). The Board also reviewed and considered the contractual investment sub-advisory fee rates that are payable by Funds Management to the Sub-Adviser for investment sub-advisory services.

Among other information reviewed by the Board was a comparison of the Fund’s Management Rates with the average contractual investment management fee rates of funds in the expense Groups at a common asset level as well as transfer agency costs of the funds in the expense Groups. The Board noted that the Management Rates of the Fund were lower than or equal to the sum of these average rates for the Fund’s expense Groups for all share classes.

The Board also received and considered information about the portion of the total management fee that was retained by Funds Management after payment of the fee to the Sub-Adviser for sub-advisory services. In assessing the reasonableness of this amount, the Board received and evaluated information about the nature and extent of responsibilities retained and risks assumed by Funds Management and not delegated to or assumed by the Sub-Adviser, and about Funds Management’s on-going oversight services. Given the affiliation between Funds Management and the Sub-Adviser, the Board ascribed limited relevance to the allocation of fees between them.

The Board also received and considered information about the nature and extent of services offered and fee rates charged by Funds Management and the Sub-Adviser to other types of clients with investment strategies similar to those of the Fund. In this regard, the Board received information about the significantly greater scope of services, and compliance, reporting and other legal burdens and risks of managing proprietary mutual funds compared with those associated with managing assets of other types of clients, including third-party sub-advised fund clients and non-mutual fund clients such as institutional separate accounts.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board determined that the compensation payable to Funds Management under the Management Agreement and to the Sub-Adviser under the Sub-Advisory Agreement was reasonable.

Profitability

The Board received and considered information concerning the profitability of Funds Management, as well as the profitability of both WFAM and Wells Fargo & Co. (“Wells Fargo”) from providing services to the fund family as a whole. The Board noted that the Sub-Adviser’s profitability information with respect to providing services to the Fund and other funds in the family was subsumed in the WFAM and Wells Fargo profitability analysis.

Wells Fargo Wisconsin Tax-Free Fund  |  33

Other information (unaudited)

Funds Management reported on the methodologies and estimates used in calculating profitability, including a description of the methodology used to allocate certain expenses. Among other things, the Board noted that the levels of profitability reported on a fund-by-fund basis varied widely, depending on factors such as the size, type and age of fund. Based on its review, the Board did not deem the profits reported by Funds Management, WFAM or Wells Fargo from services provided to the Fund to be at a level that would prevent it from approving the continuation of the Advisory Agreements.

Economies of scale

The Board received and considered information about the potential for Funds Management to experience economies of scale in the provision of management services to the Fund, the difficulties of calculating economies of scale at an individual fund level, and the extent to which potential scale benefits are shared with shareholders. The Board noted the existence of breakpoints in the Fund’s management fee structure, which operate generally to reduce the Fund’s expense ratios as the Fund grows in size. The Board considered that in addition to management fee breakpoints, Funds Management shares potential economies of scale from its management business in a variety of ways, including through fee waiver and expense reimbursement arrangements, services that benefit shareholders, competitive management fee rates set at the outset without regard to breakpoints, and investments in the business intended to enhance services available to shareholders.

The Board concluded that Funds Management’s arrangements with respect to the Fund, including contractual breakpoints, constituted a reasonable approach to sharing potential economies of scale with the Fund and its shareholders.

Other benefits to Funds Management and the Sub-Adviser

The Board received and considered information regarding potential “fall-out” or ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, as a result of their relationships with the Fund. Ancillary benefits could include, among others, benefits directly attributable to other relationships with the Fund and benefits potentially derived from an increase in Funds Management’s and the Sub-Adviser’s business as a result of their relationships with the Fund. The Board noted that various affiliates of Funds Management may receive distribution-related fees, shareholder servicing payments and sub-transfer agency fees in respect of shares sold or held through them and services provided.

The Board also reviewed information about soft dollar credits earned and utilized by the Sub-Adviser, fees earned by Funds Management and the Sub-Adviser from managing a private investment vehicle for the fund family’s securities lending collateral, and commissions earned by an affiliated broker from portfolio transactions.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board did not find that any ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, were unreasonable.

Conclusion

At the Meeting, after considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board unanimously approved the continuation of the Advisory Agreements for a one-year term and determined that the compensation payable to Funds Management and the Sub-Adviser under each of the Advisory Agreements was reasonable.

34  |  Wells Fargo Wisconsin Tax-Free Fund

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For more information

More information about Wells Fargo Funds is available free upon request. To obtain literature, please write, visit the Fund’s website, or call:

Wells Fargo Funds

P.O. Box 219967

Kansas City, MO 64121-9967

Website: wfam.com

Individual investors: 1-800-222-8222

Retail investment professionals: 1-888-877-9275

Institutional investment professionals: 1-866-765-0778

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call 1-800-222-8222 or visit the Fund’s website at wfam.com. Read the prospectus carefully before you invest or send money.

Wells Fargo Asset Management (WFAM) is the trade name for certain investment advisory/management firms owned by Wells Fargo & Company. These firms include but are not limited to Wells Capital Management Incorporated and Wells Fargo Funds Management, LLC. Certain products managed by WFAM entities are distributed by Wells Fargo Funds Distributor, LLC (a broker-dealer and Member FINRA).

This material is for general informational and educational purposes only and is NOT intended to provide investment advice or a recommendation of any kind—including a recommendation for any specific investment, strategy, or plan.

INVESTMENT PRODUCTS: NOT FDIC INSURED  ◾  NO BANK GUARANTEE  ◾   MAY LOSE VALUE

© 2019 Wells Fargo Funds Management, LLC. All rights reserved.

404830 08-19

A259/AR259 06-19

Annual Report

June 30, 2019

Wells Fargo

Pennsylvania Tax-Free Fund

Beginning on January 1, 2021, as permitted by new regulations adopted by the Securities and Exchange Commission, paper copies of the Wells Fargo Funds’ annual and semi-annual shareholder reports issued after this date will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds’ website, and you will be notified by mail each time a report is posted and provided with a website address to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically at any time by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling 1-800-222-8222 or by enrolling at wellsfargo.com/advantagedelivery.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports; if you invest directly with the Fund, you can call 1-800-222-8222. Your election to receive reports in paper will apply to all Wells Fargo Funds held in your account with your financial intermediary or, if you are a direct investor, to all Wells Fargo Funds that you hold.

Reduce clutter. Save trees.
Sign up for electronic delivery of prospectuses and shareholder reports at wellsfargo.com/advantagedelivery

The views expressed and any forward-looking statements are as of June 30, 2019, unless otherwise noted, and are those of the Fund managers and/or Wells Fargo Asset Management. Discussions of individual securities, or the markets generally, or any Wells Fargo Fund are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements. The views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo Asset Management and the Fund disclaim any obligation to publicly update or revise any views expressed or forward-looking statements.

INVESTMENT PRODUCTS: NOT FDIC INSURED  ◾  NO BANK GUARANTEE  ◾  MAY LOSE VALUE

Wells Fargo Pennsylvania Tax-Free Fund  |  1

Letter to shareholders (unaudited)

Andrew Owen

President

Wells Fargo Funds

Dear Shareholder:

We are pleased to offer you this annual report for the Wells Fargo Pennsylvania Tax-Free Fund for the 12-month period that ended June 30, 2019. After the first six months of the period yielded either low-single-digit or negative investment returns, stock and bond investors enjoyed a recovery during the final six months. The gains came amid continued concerns about global economic growth, international trade, geopolitical tensions, and bouts of market volatility.

For the period, U.S. stocks, based on the S&P 500 Index,1 gained 10.42% and international stocks, as measured by the MSCI ACWI ex USA Index (Net),2 rose 1.29%. The MSCI EM Index (Net)3 added 1.21%. For bond investors, the Bloomberg Barclays U.S. Aggregate Bond Index4 added 7.87%, the Bloomberg Barclays Global Aggregate ex-USD Index5 rose 4.10%, the Bloomberg Barclays Municipal Bond Index6 gained 6.71%, and the ICE BofAML U.S. High Yield Index7 added 7.58%.

U.S. and international markets diverged during the third quarter of 2018.

Domestic equity investors received encouraging news during the third quarter of 2018. The U.S. Bureau of Economic Analysis reported second-quarter annualized gross domestic product (GDP) growth of 4.2%. Hiring improved. Unemployment declined. Consumer confidence and spending increased. Third-quarter corporate earnings reports were generally positive. U.S. trade negotiations with Mexico and Canada progressed. The U.S. Federal Reserve (Fed) raised the federal funds rate by 25 basis points (bps; 100 bps equal 1.00%) to a target range of between 2.00% and 2.25% in September, one of four rate increases implemented during 2018, expressing confidence in the strength of the U.S. economic expansion’s durability.

Investors in international markets were not as confident. Tensions between the U.S. and China increased. The U.S. imposed $200 billion in tariffs on Chinese goods. China reacted with $60 billion in tariffs on U.S. goods. Economic growth in China caused concern. During the quarter, the MSCI ACWI ex USA Index (Net) gained 0.71%. The MSCI EM Index (Net) declined 1.09%. In fixed-income markets, U.S. bonds were flat, as measured by the Bloomberg Barclays U.S. Aggregate Bond Index. The Bloomberg Barclays Global Aggregate ex-USD Index fell 1.74%.

[1]

The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.

[2]

The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) ex USA Index (Net) is a free-float-adjusted market-capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets, excluding the U.S. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices or any securities or financial products. This report is not approved, reviewed, or produced by MSCI. You cannot invest directly in an index.

[3]

The MSCI Emerging Markets (EM) Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of emerging markets. You cannot invest directly in an index.

[4]

The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. You cannot invest directly in an index.

[5]

The Bloomberg Barclays Global Aggregate ex-USD Index is an unmanaged index that provides a broad-based measure of the global investment-grade fixed-income markets excluding the U.S. dollar-denominated debt market. You cannot invest directly in an index.

[6]	The Bloomberg Barclays Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.

[7]

The ICE BofAML U.S. High Yield Index is a market-capitalization-weighted index of domestic and Yankee high-yield bonds. The index tracks the performance of high-yield securities traded in the U.S. bond market. You cannot invest directly in an index. Copyright 2019. ICE Data Indices, LLC. All rights reserved.

2  |  Wells Fargo Pennsylvania Tax-Free Fund

Letter to shareholders (unaudited)

Global markets suffered during the fourth quarter of 2018.

November’s U.S. midterm elections shifted control of the House of Representatives from Republicans to Democrats, presaging partisan clashes that followed and caused uncertainty among investors. Third-quarter U.S. GDP was announced at an annualized 3.4% rate, lower than the second-quarter rate. Brexit efforts stalled ahead of the March 2019 deadline. The People’s Bank of China cut reserve requirement ratios, accelerated infrastructure spending, and cut taxes even as the value of the yuan declined to low levels last seen in 2008. A partial U.S. government shutdown driven by partisan policy disputes extended into January.

The combination of news in the U.S. and generally weak economic indicators outside of the U.S. caused investors to seek safe havens. December’s S&P 500 Index performance was the worst since 1931. Globally, fixed-income investments fared better than stocks during the last two months of the year. The Fed increased the federal funds rate by 25 bps in December to a target range of between 2.25% and 2.50%.

The market climbs a wall of worry.

Investors entered 2019 with reasons to be concerned. Investment returns appeared to reaffirm the adage that markets climb a wall of worry. The S&P 500 Index gained 8.01% for the month of January, the best monthly performance in 30 years. Returns for the MSCI ACWI ex USA Index (Net), the Bloomberg Barclays U.S. Aggregate Bond Index, and the Bloomberg Barclays Global Aggregate ex-USD Index also were positive. The Fed indicated that it would pause its program of regular rate increases during 2019 as inflation remained low.

In February 2019, concerns over slowing global growth persisted. The Bureau of Economic Analysis announced fourth-quarter 2018 GDP grew at an annualized 2.2% rate, down from the levels of the prior two quarters. In a February report, the Bank of England forecast the slowest growth since the financial crisis for 2019. China and the U.S. continued to wrangle over trade issues.

By the end of March 2019, the combination of dovish Fed sentiment and steady, if not spectacular, economic and business metrics reinforced investors’ confidence. Monthly job creation data and corporate profits, while less consistent than during 2018, were solid. China announced a roughly $300 billion stimulus package through tax and fee cuts intended to reinvigorate economic growth.

During April 2019, investors drew confidence from favorable economic projections, sustained low inflation, and solid employment data. First-quarter GDP showed the economy grew at an annualized rate of 3.2% on improvement in business investment and exports. Favorable sentiment extended to foreign markets as the MSCI ACWI ex USA Index (Net) gained 2.64% and the MSCI EM Index (Net) added 2.11% for the month.

During May 2019, investing signals were mixed. In the U.S., partisan wrangling ramped up as Democrats and Republicans set their sights on 2020 presidential politics. The U.K.’s Brexit caused Prime Minister Theresa May to resign. The European Commission downgraded the 2019 growth forecast to 1.2%. The U.S. increased tariffs on products from China, China responded, and then talks broke down. President Donald Trump threatened to turn his foreign policy tariff tool to Mexico over immigration issues. Markets tumbled.

As had been the case during most of 2019 to date, just as the investment horizon appeared to darken, sentiment turned and markets gained. The gains, primarily driven by geopolitical and monetary policy events, drove equity markets to new highs. President Trump dropped his threats of new tariffs on Mexico after talks and further tariffs on China after meeting with China’s President Xi Jinping at the G-20 summit. President Mario Draghi of the European Central Bank said that if the outlook doesn’t

“December’s S&P 500 Index performance was the worst since 1931.”

“The S&P 500 Index gained 8.01% for the month of January, the best monthly performance in 30 years.”

Wells Fargo Pennsylvania Tax-Free Fund  |  3

Letter to shareholders (unaudited)

improve, the bank will cut rates or buy more assets to prop up inflation. In the U.S., the Fed said growth shifted from “solid” to “moderate” and indicated a willingness to cut rates.

Don’t let short-term uncertainty derail long-term investment goals.

Periods of investment uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. To help you create a sound strategy based on your personal goals and risk tolerance, Wells Fargo Funds offers more than 100 mutual funds spanning a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.

Thank you for choosing to invest with Wells Fargo Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs.

Sincerely,

Andrew Owen

President

Wells Fargo Funds

For further information about your Fund, contact your investment professional, visit our website at wfam.com, or call us directly at 1-800-222-8222.

4  |  Wells Fargo Pennsylvania Tax-Free Fund

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Performance highlights (unaudited)

Investment objective

The Fund seeks current income exempt from federal income tax and Pennsylvania individual income tax.

Manager

Wells Fargo Funds Management, LLC

Subadviser

Wells Capital Management Incorporated

Portfolio managers

Bruce R. Johns

Robert J. Miller

Average annual total returns (%) as of June 30, 2019

		Including sales charge			Excluding sales charge			Expense ratios[1] (%)

	Inception date	1 year	5 year	10 year	1 year	5 year	10 year	Gross	Net[2]

Class A (EKVAX)[3]	12-27-1990	1.24	2.58	4.58	6.00	3.53	5.06	0.91	0.74

Class C (EKVCX)[3]	2-1-1993	4.31	2.76	4.27	5.31	2.76	4.27	1.66	1.49

Institutional Class (EKVYX)[3]	11-24-1997	–	–	–	6.27	3.79	5.32	0.58	0.49

Bloomberg Barclays Municipal Bond Index[4]	–	–	–	–	6.71	3.64	4.72	–	–

Bloomberg Barclays Pennsylvania Municipal Bond Index[5]	–	–	–	–	7.41	3.97	4.80	–	–

Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, wfam.com.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.

For Class A shares, the maximum front-end sales charge is 4.50%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including a contingent deferred sales charge assumes the sales charge for the corresponding time period. Institutional Class shares are sold without a front-end sales charge or contingent deferred sales charge.

Bond values fluctuate in response to the financial condition of individual issuers, general market and economic conditions, and changes in interest rates. Changes in market conditions and government policies may lead to periods of heightened volatility in the bond market and reduced liquidity for certain bonds held by the Fund. In general, when interest rates rise, bond values fall and investors may lose principal value. Interest rate changes and their impact on the Fund and its share price can be sudden and unpredictable. The use of derivatives may reduce returns and/or increase volatility. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). The Fund is exposed to Pennsylvania municipal securities risk and high-yield securities risk. Consult the Fund’s prospectus for additional information on these and other risks. A portion of the Fund’s income may be subject to federal, state, and/or local income taxes or the Alternative Minimum Tax (AMT). Any capital gains distributions may be taxable.

Please see footnotes on page 7.

6  |  Wells Fargo Pennsylvania Tax-Free Fund

Performance highlights (unaudited)

Growth of $10,000 investment as of June 30, 2019[6]

[1]

Reflects the expense ratios as stated in the most recent prospectuses. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report.

[2]

The manager has contractually committed through October 31, 2019, to waive fees and/or reimburse expenses to the extent necessary to cap the expenses of each class after fee waivers at the amounts shown. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses (if any), and extraordinary expenses are excluded from the expense cap. Prior to or after the commitment expiration date, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees. Without this cap, the Fund’s returns would have been lower. The expense ratio paid by an investor is the net expense ratio (the total annual fund operating expenses after fee waivers) as stated in the prospectuses.

[3]	Historical performance shown prior to July 12, 2010, is based on the performance of the Fund’s predecessor, Evergreen Pennsylvania Municipal Bond Fund.

[4]	The Bloomberg Barclays Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.

[5]

The Bloomberg Barclays Pennsylvania Municipal Bond Index is a Pennsylvania-specific total return index. The index is composed of Pennsylvania bonds. The bonds are all investment-grade, fixed-rate, long-term maturities (greater than two years) and are selected from issues larger than $50 million dated since January 1984. Bonds are added to the index and weighted and updated monthly, with a one-month lag. You cannot invest directly in an index.

[6]

The chart compares the performance of Class A shares for the most recent ten years with the Bloomberg Barclays Municipal Bond Index and the Bloomberg Barclays Pennsylvania Municipal Bond Index. The chart assumes a hypothetical $10,000 investment in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 4.50%.

[7]	Amounts are calculated based on the long-term total investments of the Fund. These amounts are subject to change and may have changed since the date specified.

[8]

The credit quality distribution of portfolio holdings reflected in the chart is based on ratings from Standard & Poor’s, Moody’s Investors Service, and/or Fitch Ratings Ltd. Credit quality ratings apply to the underlying holdings of the Fund and not to the Fund itself. The percentages of the Fund’s portfolio with the ratings depicted in the chart are calculated based on the total market value of fixed income securities held by the Fund. If a security was rated by all three rating agencies, the middle rating was utilized. If rated by two of three rating agencies, the lower rating was utilized, and if rated by one of the rating agencies, that rating was utilized. Standard & Poor’s rates the creditworthiness of bonds, ranging from AAA (highest) to D (lowest). Ratings from A to CCC may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the rating categories. Standard & Poor’s rates the creditworthiness of short-term notes from SP-1 (highest) to SP-3 (lowest). Moody’s rates the creditworthiness of bonds, ranging from Aaa (highest) to C (lowest). Ratings Aa to B may be modified by the addition of a number 1 (highest) to 3 (lowest) to show relative standing within the ratings categories. Moody’s rates the creditworthiness of short-term U.S. tax-exempt municipal securities from MIG 1/VMIG 1 (highest) to SG (lowest). Fitch rates the creditworthiness of bonds, ranging from AAA (highest) to D (lowest). Credit quality distribution is subject to change and may have changed since the date specified.

Wells Fargo Pennsylvania Tax-Free Fund  |  7

Performance highlights (unaudited)

MANAGER’S DISCUSSION

Fund highlights

∎	The Fund underperformed the Bloomberg Barclays Municipal Bond Index and the Bloomberg Barclays Pennsylvania Municipal Bond Index for the 12-month period that ended June 30, 2019.

∎

The Fund’s conservative duration positioning was a detractor from performance as rates rallied across the curve. We were overweight AAA-rated and BBB-rated bonds, which underperformed, and underweight AA-rated and A-rated bonds, which outperformed.

∎

The Fund’s overweights to local general obligation (GO), water and sewer, and leasing bonds, which outperformed bonds in other sectors, were positive contributors to performance. Yield-curve positioning was a modest contributor to performance as we were underweight shorter bonds, which underperformed, and overweight intermediate bonds, the best-performing part of the market.

Effective maturity distribution as of June 30, 2019[7]

The state of Pennsylvania offers municipal bond investing opportunities.

The Commonwealth of Pennsylvania is rated Aa3 (stable), A+ (stable), and AA- (neutral) by Moody’s Investors Service, Inc.; Standard & Poor’s Financial Services LLC; and Fitch Ratings Inc., respectively. With 12.8 million people, Pennsylvania is the sixth-largest state by population, according to the U.S. Census Bureau, as well as by gross domestic product, which was $788 billion in 2018. The commonwealth’s economy is diverse and stable in health care and higher education sectors, primarily in the cities of Philadelphia and Pittsburgh, which account for 40% of the state’s total population. We note that the state’s population, revenue, and employment growth have consistently lagged national growth averages, although the growth gap has narrowed over the past couple of years. The commonwealth ended fiscal-year 2018 with a small operating surplus, which has reduced the structural imbalance. Preliminary results for fiscal-year 2019 portray another surplus and a planned deposit into the state’s rainy-day fund. While the state’s unassigned general fund balance still remains in a deficit position, the state historically has maintained significant liquidity sources outside of the general fund that can be used during periods of cash-flow shortages. Over the past several years, the commonwealth has steadily increased its pension contributions in order to address growing unfunded pension liabilities. The state passed an on-time budget two years in a row, which we view as a positive credit factor.

The Fed abruptly changed course from raising rates to a potential rate cut on fading growth expectations.

Throughout most of 2018, the fixed-income markets expected the U.S. Federal Reserve (Fed) to continue the path to normalize monetary policy. Moderate economic growth, stronger employment data, and inflation near its 2% target enabled the Fed to increase the federal funds rate four times in the calendar year. Despite a Fed rate hike in December, the Treasury market rallied in the fourth quarter of 2018 as the market lowered expectations for further rate hikes amid slower global growth, trade tariffs, and uncertainty concerning Britain’s departure from the European Union. These concerns only increased as we moved into the first half of 2019, and discussions changed from when the Fed might hike to when it might cut the federal funds rate. As a result, fixed-income markets rallied, pushing the benchmark 10-year Treasury yield from a 3.23% peak in November 2018 to 2.00% by the end of June 2019. The municipal market mutual fund bond flows in the first half of 2019 were in excess of $42 billion, a number not seen since 1992. With this strong technical back drop for the municipal bond market and the Fed possibly cutting rates, bonds rallied in the first half of 2019, posting strong performance. The intermediate- and longer-maturity bonds along the yield curve outperformed shorter-term bonds. With all these factors at play, we see strong support for the municipal market over the short to intermediate term.

As the Fed moved to the sidelines in 2019 after normalizing rates throughout 2018, we started extending the Fund’s duration for the next macro move in rates. However, we ended the year shorter than the Fund’s benchmark duration, which was a detractor from performance. Credit spreads have contracted significantly, and we feel investors are not being fully compensated for lower-rated investment-grade bonds (bonds rated A and BBB). Consequently, we have migrated up in credit quality with purchases of higher-grade bonds. In general, we rely on a seasoned credit team and have a bias to lower-quality

Please see footnotes on page 7.

8  |  Wells Fargo Pennsylvania Tax-Free Fund

Performance highlights (unaudited)

investment-grade bonds, and while this bias remains, we are adding higher-quality bonds in the AAA and AA range as opportunities arise. This tactical move is based on where we are in the credit cycle and the technical market we are experiencing, with municipal mutual fund bond flows that are reaching stretched valuations for lower-rated credits.

Credit-quality and sector allocation and yield-curve positioning benefited performance, duration detracted.

Credit quality as of June 30, 2019[8]

Credit-quality allocation, sector allocation, and yield-curve positioning were positive drivers of performance. Although we extended duration over the year, the Fund’s short duration position detracted from performance.

The Fund was overweight AAA-rated and BBB-rated bonds and had a modest allocation to out-of-benchmark non-investment-grade bonds. While AAA-rated and BBB-rated bonds underperformed in general, our selectivity in this category was above average and drove positive performance within these categories. We were underweight AA-rated and A-rated bonds, which outperformed and detracted from performance. We were overweight leasing and water and sewer bonds, which outperformed. Some of the best-performing bonds in the portfolio were the

Delaware Valley Regional Finance Authority, PA, (lease) bonds and the Philadelphia Water and Wastewater revenue bonds. Local GO bonds outperformed, and the Fund was overweight local GOs, such as the Central Dauphin School District and West School District bonds, both of which outperformed. While we didn’t purchase any prerefunded bonds, many bonds that we held within the Fund were refunded, leading to an overweight in this category. Prerefunded bonds are at a premium with the 2018 tax law changes that disallowed certain refundings on a tax-exempt basis, and with the irreplaceable large book yields on some of these bonds, we will maintain those positions that are driving income to the Fund.

We were short duration at the beginning of the year, taking a defensive stance as the Fed was expected to move rates in late 2018 and in 2019, but as growth slowed, the Fed became more dovish. We began extending duration but were still short at year-end, which significantly detracted from performance. Yield-curve positioning was a modest contributor to performance as we were underweight shorter maturities, which underperformed, and overweight intermediate maturities, the best-performing part of the curve on a risk-adjusted basis.

Going forward, we like lower-investment-grade and certain higher-yielding bonds, but we don’t think investors are currently compensated for owning such bonds. We became cautious early in the period and remain so today. We do expect to find better entry points once technicals unwind, but right now, we believe there is better value in high-quality investment-grade bonds and are consequently implementing an up-in-quality trade approach as we continue to extend duration with the expectation that the Fed will cut rates over the next year. We will look to add credit in lower-rated (A-rated and BBB-rated) bonds tactically if the market were to reprice these bonds to sufficient credit-spread levels that warrant their purchase.

Slowing growth supports credit fundamentals, but market technicals are driving performance and issue selection remains key in state-specific funds.

We believe U.S. economic growth is slowing but still continues at a modest pace. Pennsylvania has a large diverse economy that slightly lags the national average and should continue to show modest growth. Many municipalities have taken the opportunity during this growth cycle to improve credit fundamentals. We view the Fed becoming more dovish, potentially cutting rates in the latter half of 2019 to continue to support economic growth. Some municipalities may do well and others may continue to struggle. That is why we feel credit selection is critically important. We will continue to remain overweight seasoned lower-quality investment-grade bonds in the portfolio, notwithstanding the fact that we believe investors currently are not being compensated sufficiently for making new investments in some of these areas. In our view, the long-term drivers of valuations will be supply and demand trends, absolute yield levels, the shape of the yield curve, and credit fundamentals. We will continue to extend the Fund’s duration toward its benchmark as the cycle unfolds. We will monitor economic growth, the technical market, and fundamental credit quality to see if any changes are warranted in duration, yield-curve positioning, or credit-quality selections over the next year.

Please see footnotes on page 7.

Wells Fargo Pennsylvania Tax-Free Fund  |  9

Fund expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (if any) on redemptions and (2) ongoing costs, including management fees, distribution (12b-1) and/or shareholder servicing fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from January 1, 2019 to June 30, 2019.

Actual expenses

The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and contingent deferred sales charges. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning account value 1-1-2019	Ending account value 6-30-2019	Expenses paid during the period¹	Annualized net expense ratio

Class A

Actual	$1,000.00	$1,046.24	$3.75	0.74%

Hypothetical (5% return before expenses)	$1,000.00	$1,021.13	$3.71	0.74%

Class C

Actual	$1,000.00	$1,042.42	$7.55	1.49%

Hypothetical (5% return before expenses)	$1,000.00	$1,017.41	$7.45	1.49%

Institutional Class

Actual	$1,000.00	$1,047.53	$2.48	0.49%

Hypothetical (5% return before expenses)	$1,000.00	$1,022.37	$2.45	0.49%

[1]

Expenses paid is equal to the annualized net expense ratio of each class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half-year period).

10  |  Wells Fargo Pennsylvania Tax-Free Fund

Portfolio of investments—June 30, 2019

	Interest rate	Maturity date	Principal	Value
Municipal Obligations: 98.33%

Florida: 0.78%

Industrial Development Revenue: 0.78%

Jacksonville FL Economic Development AMT Metropolitan Parking Solutions Project (ACA Insured)	5.50%	10-1-2030	$1,000,000	$1,001,840

Guam: 0.49%

Airport Revenue: 0.49%

Guam Port Authority AMT Series B	5.00	7-1-2032	550,000	636,444

Pennsylvania: 97.06%

Airport Revenue: 1.34%

Philadelphia PA Airport Refunding Bond AMT Series A	5.00	6-15-2030	1,500,000	1,729,530

Education Revenue: 27.93%

Allegheny County PA Higher Education Building Authority Refunding Bond Duquesne University of The Holy Spirit Series A	5.00	3-1-2029	1,135,000	1,316,668

Chester County PA IDA Avon Grove Charter School Project Refunding Bond Series A	5.00	12-15-2047	1,160,000	1,263,310

Chester County PA IDA Collegium Charter School Project Refunding Bond Series A	5.00	10-15-2022	1,390,000	1,432,965

Chester County PA IDA Collegium Charter School Project Series A	5.13	10-15-2037	1,000,000	1,071,110

Chester County PA IDA Renaissance Academy Charter School Project	3.75	10-1-2024	705,000	725,015

Delaware County PA IDA Chester Community Charter School Series A	5.00	8-15-2020	1,230,000	1,222,682

General Authority of South Central Pennsylvania Association of Independent Colleges & Universities	6.00	11-1-2031	2,500,000	2,708,973

Lycoming County PA Authority Pennsylvania College of Technology	5.50	7-1-2026	3,000,000	3,228,118

Montgomery County PA Higher Education & Health Authority Refunding Bond Arcadia University	5.00	4-1-2030	1,500,000	1,684,920

North Eastern PA Hospital & Education Authority Refunding Bond Wilkes University Project Series B	5.25	3-1-2037	1,000,000	1,116,000

Pennsylvania HEFAR Shippensburg University Project	6.00	10-1-2031	1,500,000	1,653,135

Pennsylvania HEFAR Temple University First Series	5.00	4-1-2032	1,000,000	1,080,210

Pennsylvania Public School Building Authority Northampton County Area Community College Project	5.50	3-1-2031	5,000,000	5,296,400

Pennsylvania Public School Building Authority Northampton County Area Community College Project Series A (Build America Mutual Assurance Company Insured)	5.00	6-15-2027	1,610,000	1,758,619

Pennsylvania State University Refunding Bond Series B	5.00	9-1-2034	2,175,000	2,613,915

Philadelphia PA IDA 1st Philadelphia Preparatory Charter School Project Series A	7.00	6-15-2033	1,000,000	1,159,350

Philadelphia PA IDA Global Leadership Academy Project	5.13	11-15-2020	525,000	533,069

Philadelphia PA IDA Global Leadership Academy Project	5.75	11-15-2030	1,000,000	1,026,140

Philadelphia PA IDA La Salle University	5.00	5-1-2036	1,355,000	1,519,362

Philadelphia PA IDA Tacony Academy Charter School Project	6.88	6-15-2033	1,000,000	1,113,790

Philadelphia PA IDA Temple University 1st Series 2016	5.00	4-1-2029	1,000,000	1,166,020

Philadelphia PA IDA West Philadelphia Achievement Charter Elementary School Project	7.50	5-1-2031	1,285,000	1,376,466

				36,066,237

GO Revenue: 17.02%

Allegheny County PA Series C-65	5.50	5-1-2024	1,000,000	1,076,470

Allegheny County PA Shaler Area School District (Build America Mutual Assurance Company Insured)	5.00	9-1-2038	1,000,000	1,216,290

Central Dauphin PA School District	5.00	2-1-2037	2,075,000	2,382,474

Wells Fargo Pennsylvania Tax-Free Fund  |  11

Portfolio of investments—June 30, 2019

	Interest rate	Maturity date	Principal	Value

GO Revenue (continued)

Downingtown PA Area School District Series C	5.00%	8-1-2032	$1,000,000	$1,212,740

Erie PA City School District Limited Tax Series A (AGM Insured)	5.00	4-1-2034	515,000	626,503

North Allegheny PA School District	5.00	5-1-2030	100,000	127,691

North Allegheny PA School District	5.00	5-1-2031	290,000	368,097

Philadelphia PA Refunding Bond Series A	5.25	7-15-2033	1,500,000	1,695,285

Philadelphia PA School District Refunding Bond Series A (AGM/FGIC Insured)	5.00	6-1-2024	1,415,000	1,590,149

Philadelphia PA School District Refunding Bond Series C	5.00	9-1-2021	1,395,000	1,493,682

Philadelphia PA School District Series B	5.00	9-1-2043	1,235,000	1,441,023

Philadelphia PA Series A	5.00	8-1-2036	1,250,000	1,465,175

Pittsburgh PA (Build America Mutual Assurance Company Insured)	5.00	9-1-2030	500,000	575,425

Pittsburgh PA Moon Area School District Series A	5.00	11-15-2029	1,445,000	1,650,609

Reading PA School District Series A (AGM Insured)	5.00	2-1-2033	1,500,000	1,724,685

West Mifflin PA Area School District (AGM Insured)	5.00	4-1-2028	1,000,000	1,177,740

West Shore PA School District	5.00	11-15-2048	1,500,000	1,743,390

Wilkes-Barre School District Luzerne County PA General Obligation Bond Series 2019 (Build America Mutual Assurance Company Insured)	5.00	4-15-2027	100,000	121,518

Wilkes-Barre School District Luzerne County PA General Obligation Bond Series 2019 (Build America Mutual Assurance Company Insured)	5.00	4-15-2028	120,000	148,079

Wilkes-Barre School District Luzerne County PA General Obligation Bond Series 2019 (Build America Mutual Assurance Company Insured)	5.00	4-15-2029	50,000	62,531

Wilkes-Barre School District Luzerne County PA General Obligation Bond Series 2019 (Build America Mutual Assurance Company Insured)	5.00	4-15-2030	70,000	86,927

				21,986,483

Health Revenue: 12.70%

Allegheny County PA Hospital Development Authority Health Center Series B (National Insured)	6.00	7-1-2027	1,800,000	2,358,630

Allegheny County PA Hospital Development Authority Series A	4.00	7-15-2035	1,000,000	1,111,110

Berks County PA IDA Tower Health Project	5.00	11-1-2037	1,625,000	1,893,060

Cumberland County PA Municipal Authority Diakon Lutheran Ministries Project	5.00	1-1-2028	2,090,000	2,339,901

Dauphin County PA General Authority Pinnacle Health System Project	5.00	6-1-2042	500,000	538,030

Dauphin County PA General Authority Pinnacle Health System Project Series A	5.00	6-1-2035	1,000,000	1,165,310

East Hempfield Township PA IDA Willow Valley Communities Project Refunding Bond	5.00	12-1-2028	450,000	522,446

East Hempfield Township PA IDA Willow Valley Communities Project Refunding Bond	5.00	12-1-2029	375,000	433,575

Lancaster County PA Hospital Authority Healthcare Facilities Moravian Manors Incorporated Project	2.88	12-15-2023	500,000	500,205

Montgomery County PA IDA Jefferson Health System Series A	5.00	10-1-2027	1,000,000	1,083,850

Montgomery County PA IDA Waverly Heights Limited Project	5.00	12-1-2049	1,000,000	1,136,040

Northampton County PA St. Luke’s Hospital of Bethlehem Series A	5.00	8-15-2033	1,435,000	1,568,053

Pennsylvania Higher Educational University Pennsylvania Health System Series A	5.00	8-15-2047	1,500,000	1,756,755

				16,406,965

Housing Revenue: 0.78%

Chester County PA IDA University Student Housing LLC Project Series A	5.00	8-1-2030	555,000	599,755

Pennsylvania Housing Finance Agency SFMR Series 112	5.00	4-1-2028	395,000	405,566

				1,005,321

Miscellaneous Revenue: 19.40%

Delaware County PA Authority Neumann University Refunding Bond	5.00	10-1-2031	1,500,000	1,671,645

Delaware County PA Vocational & Technical School Authority (Build America Mutual Assurance Company Insured)	5.25	11-1-2033	1,000,000	1,126,500

Delaware Valley PA Regional Finance Authority Local Government Series A (Ambac Insured)	5.50	8-1-2028	4,390,000	5,601,333

12  |  Wells Fargo Pennsylvania Tax-Free Fund

Portfolio of investments—June 30, 2019

	Interest rate	Maturity date	Principal	Value

Miscellaneous Revenue (continued)

Pennsylvania Certificate of Participation Series A	5.00%	7-1-2038	$1,000,000	$1,183,230

Pennsylvania Financing Authority Pennsylvania Hills Project CAB Series B (National Insured) ¤	0.00	12-1-2022	1,200,000	1,115,148

Pennsylvania Financing Authority Pennsylvania Hills Project CAB Series B (National Insured) ¤	0.00	12-1-2023	3,790,000	3,438,326

Pennsylvania Public School Building Authority Chester Upland School District Project Series B	5.25	9-15-2030	540,000	657,509

Pennsylvania Public School Building Authority Chester Upland School District Project Series C (AGM Insured)	5.00	9-15-2026	875,000	931,333

Pennsylvania Public School Building Authority Series B-2 (Build America Mutual Assurance Company Insured)	5.00	12-1-2027	1,010,000	1,163,369

Pennsylvania Turnpike Commission Series A (AGM Insured)	5.25	7-15-2021	2,000,000	2,157,960

Philadelphia PA Authority for Industrial Development City Agreement Green Bond Museum Art Energy Saving Program Series A	5.00	2-15-2038	785,000	923,710

Philadelphia PA IDA Refunding Bond Cultural & Commercial Corridors Program Series A	5.00	12-1-2028	2,500,000	2,953,150

Southeastern Pennsylvania Transportation Authority	5.00	6-1-2028	2,000,000	2,139,020

				25,062,233

Tax Revenue: 4.89%

Allegheny County PA Port Authority Refunding Bond	5.75	3-1-2029	3,000,000	3,211,050

Pittsburgh & Allegheny Counties PA Sports & Exhibition Authority (AGM Insured)	5.00	2-1-2031	3,000,000	3,101,520

				6,312,570

Transportation Revenue: 6.05%

Delaware River PA Joint Toll Bridge Commission	5.00	7-1-2042	580,000	685,879

Pennsylvania Turnpike Commission Series A-1	5.00	12-1-2047	1,000,000	1,172,960

Pennsylvania Turnpike Commission Series A-2	5.00	12-1-2048	2,000,000	2,376,780

Pennsylvania Turnpike Commission Subordinate Bond Series A	5.50	12-1-2042	3,000,000	3,577,650

				7,813,269

Water & Sewer Revenue: 6.95%

Capital Region Pennsylvania Water and Sewer System Refunding Bond	5.00	7-15-2037	1,000,000	1,179,540

Lehigh County PA General Purpose Authority CAB Allentown Project ¤	0.00	12-1-2030	2,000,000	1,458,080

McKeesport PA Municipal Authority (AGM Insured)	5.50	12-15-2027	1,200,000	1,320,660

Pennsylvania Commonwealth Financing Authority Refunding Bond Series B	5.00	6-1-2031	250,000	318,203

Pennsylvania Commonwealth Financing Authority Series B	5.00	6-1-2026	1,000,000	1,091,300

Philadelphia PA Water & Wastewater Refunding Bond	5.00	10-1-2030	1,000,000	1,201,110

Philadelphia PA Water & Wastewater Refunding Bond Series A	5.00	10-1-2038	2,000,000	2,408,440

				8,977,333

				125,359,941

Total Municipal Obligations (Cost $118,702,614)				126,998,225

	Yield		Shares
Short-Term Investments: 0.72%

Investment Companies: 0.72%

Wells Fargo Municipal Cash Management Money Market Fund Institutional Class (l)(u)	1.82		928,745	929,302

Total Short-Term Investments (Cost $929,300)				929,302

Total investments in securities (Cost $119,631,914)	99.05%	$127,927,527

Other assets and liabilities, net	0.95	1,223,366

Total net assets	100.00%	$129,150,893

Wells Fargo Pennsylvania Tax-Free Fund  |  13

Portfolio of investments—June 30, 2019

¤	The security is issued in zero coupon form with no periodic interest payments.

(l)	The issuer of the security is an affiliated person of the Fund as defined in the Investment Company Act of 1940.

(u)	The rate represents the 7-day annualized yield at period end.

Abbreviations:

ACA	ACA Financial Guaranty Corporation

AGM	Assured Guaranty Municipal

Ambac	Ambac Financial Group Incorporated

AMT	Alternative minimum tax

CAB	Capital appreciation bond

FGIC	Financial Guaranty Insurance Corporation

GO	General obligation

HEFAR	Higher Education Facilities Authority Revenue

IDA	Industrial Development Authority

National	National Public Finance Guarantee Corporation

SFMR	Single-family mortgage revenue

Investments in Affiliates

An affiliated investment is an investment in which the Fund owns at least 5% of the outstanding voting shares of the issuer or as a result of other relationships, such as the Fund and the issuer having the same investment manager. Transactions with issuers that were either affiliated persons of the Fund at the beginning of the period or the end of the period were as follows:

	Shares, beginning of priod	Shares purchased	Shares sold	Shares, end of period	Net realized gains (losses)	Net change in unrealized gains (losses)	Income from affiliated securities	Value, end of period	% of net assets
Short-Term Investments
Investment Companies
Wells Fargo Municipal Cash Management Money Market Fund Institutional Class	610,062	30,697,997	30,379,314	928,745	$(353)	$2	$13,244	$929,302	0.72%

The accompanying notes are an integral part of these financial statements.

14  |  Wells Fargo Pennsylvania Tax-Free Fund

Statement of assets and liabilities—June 30, 2019

Assets
Investments in unaffiliated securities, at value (cost $118,702,614)	$126,998,225
Investments in affiliated securities, at value (cost $929,300)	929,302
Receivable for Fund shares sold	3,725
Receivable for interest	1,453,556
Prepaid expenses and other assets	26,867

Total assets	129,411,675

Liabilities
Dividends payable	131,715
Payable for Fund shares redeemed	80,319
Management fee payable	22,717
Administration fees payable	11,748
Distribution fee payable	5,398
Trustees’ fees and expenses payable	1,364
Accrued expenses and other liabilities	7,521

Total liabilities	260,782

Total net assets	$129,150,893

Net assets consist of
Paid-in capital	$121,472,274
Total distributable earnings	7,678,619

Total net assets	$129,150,893

Computation of net asset value and offering price per share
Net assets – Class A	$41,255,206
Shares outstanding – Class A1	3,500,859
Net asset value per share – Class A	$11.78
Maximum offering price per share – Class A2	$12.34
Net assets – Class C	$8,768,129
Shares outstanding – Class C1	745,351
Net asset value per share – Class C	$11.76
Net assets – Institutional Class	$79,127,558
Shares outstanding – Institutional Class[1]	6,714,375
Net asset value per share – Institutional Class	$11.78

[1]	The Fund has an unlimited number of authorized shares.

[2]	Maximum offering price is computed as 100/95.50 of net asset value. On investments of $50,000 or more, the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

Wells Fargo Pennsylvania Tax-Free Fund  |  15

Statement of operations—year ended June 30, 2019

Investment income
Interest	$5,016,504
Income from affiliated securities	13,244

Total investment income	5,029,748

Expenses
Management fee	528,840
Administration fees
Class A	63,544
Class C	17,532
Institutional Class	65,231
Shareholder servicing fees
Class A	99,287
Class C	27,394
Distribution fee
Class C	82,163
Custody and accounting fees	11,282
Professional fees	53,677
Registration fees	74,791
Shareholder report expenses	15,705
Trustees’ fees and expenses	21,302
Other fees and expenses	14,200

Total expenses	1,074,948
Less: Fee waivers and/or expense reimbursements	(218,589)

Net expenses	856,359

Net investment income	4,173,389

Realized and unrealized gains (losses) on investments
Net realized gains (losses) on:
Unaffiliated securities	922,896
Affiliated securities	(353)

Net realized gains on investments	922,543

Net change in unrealized gains (losses) on:
Unaffiliated securities	2,670,918
Affiiliated securities	2

Net change in unrealized gains (losses) on investments	2,670,920

Net realized and unrealized gains (losses) on investments	3,593,463

Net increase in net assets resulting from operations	$7,766,852

The accompanying notes are an integral part of these financial statements.

16  |  Wells Fargo Pennsylvania Tax-Free Fund

Statement of changes in net assets

	Year ended June 30, 2019		Year ended June 30, 2018[1]

Operations
Net investment income		$4,173,389		$5,180,475
Net realized gains (losses) on investments		922,543		(508,073)
Net change in unrealized gains (losses) on investments		2,670,920		(2,064,312)

Net increase in net assets resulting from operations		7,766,852		2,608,090

Distributions to shareholders from
Net investment income and net realized gains
Class A		(1,201,265)		(1,414,368)
Class C		(249,698)		(375,013)
Institutional Class		(2,668,988)		(3,391,139)
Tax basis return of capital
Class A		(93,277)		0
Class C		(25,736)		0
Institutional Class		(191,507)		0

Total distributions to shareholders		(4,430,471)		(5,180,520)

Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	523,363	6,021,000	118,953	1,379,864
Class C	72,566	834,358	82,087	955,484
Institutional Class	483,892	5,555,083	744,498	8,653,257

		12,410,441		10,988,605

Reinvestment of distributions
Class A	104,956	1,208,144	114,924	1,331,480
Class C	22,977	263,459	30,457	352,246
Institutional Class	94,002	1,081,975	97,749	1,132,476

		2,553,578		2,816,202

Payment for shares redeemed
Class A	(670,936)	(7,708,019)	(579,470)	(6,706,633)
Class C	(523,498)	(5,993,137)	(340,707)	(3,941,718)
Institutional Class	(1,589,650)	(18,215,765)	(1,914,913)	(22,193,663)

		(31,916,921)		(32,842,014)

Net decrease in net assets resulting from capital share transactions		(16,952,902)		(19,037,207)

Total decrease in net assets		(13,616,521)		(21,609,637)

Net assets
Beginning of period		142,767,414		164,377,051

End of period		$129,150,893		$142,767,414

[1]

Effective for all filings after November 4, 2018, the SEC prospectively eliminated the requirement to parenthetically disclose undistributed net investment income at the end of the period and permitted the aggregation of distributions, with the exception of tax basis returns of capital. Overdistributed net investment income at June 30, 2018 was $200,538. The disaggregated distributions information for the year ended June 30, 2018 is included in Note 7, Distributions to Shareholders, in the notes to the financial statements.

The accompanying notes are an integral part of these financial statements.

Wells Fargo Pennsylvania Tax-Free Fund  |  17

Financial highlights

(For a share outstanding throughout each period)

	Year ended June 30
CLASS A	2019	2018	2017	2016	2015
Net asset value, beginning of period	$11.48	$11.67	$12.13	$11.75	$11.65
Net investment income	0.35	0.38	0.36	0.38	0.42
Net realized and unrealized gains (losses) on investments	0.32	(0.19)	(0.46)	0.38	0.09

Total from investment operations	0.67	0.19	(0.10)	0.76	0.51
Distributions to shareholders from
Net investment income	(0.34)	(0.38)	(0.36)	(0.38)	(0.41)
Tax basis return of capital	(0.03)	0.00	0.00	0.00	0.00

Total distributions to shareholders	(0.37)	(0.38)	(0.36)	(0.38)	(0.41)
Net asset value, end of period	$11.78	$11.48	$11.67	$12.13	$11.75
Total return[1]	6.00%	1.62%	(0.83)%	6.62%	4.44%
Ratios to average net assets (annualized)
Gross expenses	0.96%	0.91%	0.90%	0.90%	0.90%
Net expenses	0.74%	0.74%	0.74%	0.74%	0.74%
Net investment income	3.07%	3.25%	3.02%	3.23%	3.54%
Supplemental data
Portfolio turnover rate	9%	10%	20%	13%	15%
Net assets, end of period (000s omitted)	$41,255	$40,664	$45,381	$55,352	$47,323

[1]	Total return calculations do not include any sales charges.

The accompanying notes are an integral part of these financial statements.

18  |  Wells Fargo Pennsylvania Tax-Free Fund

Financial highlights

(For a share outstanding throughout each period)

	Year ended June 30
CLASS C	2019	2018	2017	2016	2015
Net asset value, beginning of period	$11.45	$11.65	$12.11	$11.73	$11.63
Net investment income	0.26 [1]	0.29 [1]	0.27 [1]	0.29 [1]	0.33
Net realized and unrealized gains (losses) on investments	0.34	(0.20)	(0.46)	0.38	0.09

Total from investment operations	0.60	0.09	(0.19)	0.67	0.42
Distributions to shareholders from
Net investment income	(0.26)	(0.29)	(0.27)	(0.29)	(0.32)
Tax basis return of capital	(0.03)	0.00	0.00	0.00	0.00

Total distributions to shareholders	(0.29)	(0.29)	(0.27)	(0.29)	(0.32)
Net asset value, end of period	$11.76	$11.45	$11.65	$12.11	$11.73
Total return[2]	5.31%	0.77%	(1.58)%	5.83%	3.66%
Ratios to average net assets (annualized)
Gross expenses	1.70%	1.66%	1.65%	1.65%	1.65%
Net expenses	1.49%	1.49%	1.49%	1.49%	1.49%
Net investment income	2.32%	2.50%	2.27%	2.46%	2.78%
Supplemental data
Portfolio turnover rate	9%	10%	20%	13%	15%
Net assets, end of period (000s omitted)	$8,768	$13,440	$16,323	$19,493	$13,062

[1]	Calculated based upon average shares outstanding

[2]	Total return calculations do not include any sales charges.

The accompanying notes are an integral part of these financial statements.

Wells Fargo Pennsylvania Tax-Free Fund  |  19

Financial highlights

(For a share outstanding throughout each period)

	Year ended June 30
INSTITUTIONAL CLASS	2019	2018	2017	2016	2015
Net asset value, beginning of period	$11.48	$11.67	$12.13	$11.75	$11.65
Net investment income	0.38	0.40	0.39 [1]	0.41 [1]	0.44
Net realized and unrealized gains (losses) on investments	0.32	(0.18)	(0.46)	0.38	0.10

Total from investment operations	0.70	0.22	(0.07)	0.79	0.54
Distributions to shareholders from
Net investment income	(0.37)	(0.41)	(0.39)	(0.41)	(0.44)
Tax basis return of capital	(0.03)	0.00	0.00	0.00	0.00

Total distributions to shareholders	(0.40)	(0.41)	(0.39)	(0.41)	(0.44)
Net asset value, end of period	$11.78	$11.48	$11.67	$12.13	$11.75
Total return	6.27%	1.88%	(0.58)%	6.88%	4.70%
Ratios to average net assets (annualized)
Gross expenses	0.62%	0.58%	0.57%	0.57%	0.57%
Net expenses	0.49%	0.49%	0.49%	0.49%	0.49%
Net investment income	3.31%	3.50%	3.27%	3.47%	3.78%
Supplemental data
Portfolio turnover rate	9%	10%	20%	13%	15%
Net assets, end of period (000s omitted)	$79,128	$88,663	$102,672	$132,844	$106,769

[1]	Calculated based upon average shares outstanding

The accompanying notes are an integral part of these financial statements.

20  |  Wells Fargo Pennsylvania Tax-Free Fund

Notes to financial statements

1. ORGANIZATION

Wells Fargo Funds Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the Wells Fargo Pennsylvania Tax-Free Fund (the “Fund”) which is a diversified series of the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Fund may deviate from this calculation time under unusual or unexpected circumstances.

Debt securities are valued at the evaluated bid price provided by an independent pricing service (e.g. taking into account various factors, including yields, maturities, or credit ratings) or, if a reliable price is not available, the quoted bid price from an independent broker-dealer.

Investments in registered open-end investment companies are valued at net asset value.

Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined in good faith by the Board of Trustees of the Fund. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Wells Fargo Asset Management Pricing Committee at Wells Fargo Funds Management, LLC (“Funds Management”). The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Wells Fargo Asset Management Pricing Committee which may include items for ratification.

When-issued transactions

The Fund may purchase securities on a forward commitment or when-issued basis. The Fund records a when-issued transaction on the trade date and will segregate assets in an amount at least equal in value to the Fund’s commitment to purchase when-issued securities. Securities purchased on a when-issued basis are marked-to-market daily and the Fund begins earning interest on the settlement date. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

Security transactions and income recognition

Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.

Interest income is accrued daily and bond discounts are accreted and premiums are amortized daily. To the extent debt obligations are placed on non-accrual status, any related interest income may be reduced by writing off interest receivables when the collection of all or a portion of interest has been determined to be doubtful based on consistently applied procedures and the fair value has decreased. If the issuer subsequently resumes interest payments or when the collectability of interest is reasonably assured, the debt obligation is removed from non-accrual status.

Distributions to shareholders

Distributions to shareholders from net investment income are declared daily and paid monthly. Distributions from net realized gains, if any, are recorded on the ex-dividend date and paid at least annually. Such distributions are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles. Dividend sources are estimated at the time of declaration. The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made prior to the Fund’s fiscal year end may be categorized as a tax return of capital at year end.

Wells Fargo Pennsylvania Tax-Free Fund  |  21

Notes to financial statements

Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable and tax-exempt income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.

The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

As of June 30, 2019, the aggregate cost of all investments for federal income tax purposes was $119,631,914 and the unrealized gains (losses) consisted of:

Gross unrealized gains	$8,302,931

Gross unrealized losses	(7,318)

Net unrealized gains	$8,295,613

As of June 30, 2019, the Fund had capital loss carryforwards which consist of $469,893 in short-term capital losses.

Class allocations

The separate classes of shares offered by the Fund differ principally in applicable sales charges, distribution, shareholder servicing, and administration fees. Class specific expenses are charged directly to that share class. Investment income, common fund-level expenses, and realized and unrealized gains (losses) on investments are allocated daily to each class of shares based on the relative proportion of net assets of each class.

3. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

∎	Level 1 – quoted prices in active markets for identical securities

∎	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

∎	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities as of June 30, 2019:

	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total

Assets
Investments in:

Municipal obligations	$0	$126,998,225	$0	$126,998,225

Short-term investments

Investment companies	929,302	0	0	929,302

Total assets	$929,302	$126,998,225	$0	$127,927,527

Additional sector, industry or geographic detail is included in the Portfolio of Investments.

At June 30, 2019, the Fund did not have any transfers into/out of Level 3.

22  |  Wells Fargo Pennsylvania Tax-Free Fund

Notes to financial statements

4. TRANSACTIONS WITH AFFILIATES

Management fee

Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”), is the manager of the Fund and provides advisory and fund-level administrative services under an investment management agreement. Under the investment management agreement, Funds Management is responsible for, among other services, implementing the investment objectives and strategies of the Fund, supervising the subadviser and providing fund-level administrative services in connection with the Fund’s operations. As compensation for its services under the investment management agreement, Funds Management is entitled to receive a management fee at the following annual rate based on the Fund’s average daily net assets:

Average daily net assets	Management fee

First $500 million	0.400%

Next $500 million	0.375

Next $2 billion	0.350

Next $2 billion	0.325

Next $5 billion	0.290

Over $10 billion	0.280

For the year ended June 30, 2019, the management fee was equivalent to an annual rate of 0.40% of the Fund’s average daily net assets.

Funds Management has retained the services of a subadviser to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Funds Management. Wells Capital Management Incorporated, an affiliate of Funds Management and an indirect wholly owned subsidiary of Wells Fargo, is the subadviser to the Fund and is entitled to receive a fee from Funds Management at an annual rate starting at 0.20% and declining to 0.10% as the average daily net assets of the Fund increase.

Administration fees

Under a class-level administration agreement, Funds Management provides class-level administrative services to the Fund, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers. As compensation for its services under the class-level administration agreement, Funds Management receives an annual fee which is calculated based on the average daily net assets of each class as follows:

Class-level administration fee

Class A, Class C	0.16%

Institutional Class	0.08

Funds Management has contractually waived and/or reimbursed management and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. When each class of the Fund has exceeded its expense cap, Funds Management has waived fees and/or reimbursed expenses from fund-level expenses on a proportionate basis and then from class specific expenses. When only certain classes exceed their expense caps, waivers and/or reimbursements are applied against class specific expenses before fund-level expenses. Funds Management has committed through October 31, 2019 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s expenses at 0.74% for Class A shares, 1.49% for Class C shares, and 0.49% for Institutional Class shares. Prior to or after the commitment expiration date, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees.

Distribution fee

The Trust has adopted a distribution plan for Class C shares of the Fund pursuant to Rule 12b-1 under the 1940 Act. A distribution fee is charged to Class C shares and paid to Wells Fargo Funds Distributor, LLC (“Funds Distributor”), the principal underwriter, at an annual rate of 0.75% of the average daily net assets of Class C shares.

In addition, Funds Distributor is entitled to receive the front-end sales charge from the purchase of Class A shares and a contingent deferred sales charge on the redemption of certain Class A shares. Funds Distributor is also entitled to receive the contingent deferred sales charges from redemptions of Class C shares. For the year ended June 30, 2019, Funds Distributor received $4,375 from the sale of Class A shares. No contingent deferred sales charges were incurred by Class A and Class C shares for the year ended June 30, 2019.

Wells Fargo Pennsylvania Tax-Free Fund  |  23

Notes to financial statements

Shareholder servicing fees

The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A and Class C of the Fund are charged a fee at an annual rate of 0.25% of the average daily net assets of each respective class. A portion of these total shareholder servicing fees were paid to affiliates of Wells Fargo.

Interfund transactions

The Fund may purchase or sell portfolio investment securities to certain other Wells Fargo affiliates pursuant to Rule 17a-7 under the 1940 Act and under procedures adopted by the Board of Trustees. The procedures have been designed to ensure that these interfund transactions, which do not incur broker commissions, are effected at current market prices. Pursuant to these procedures, the Fund had $1,000,000 and $3,000,000 in interfund purchases and sales, respectively, during the year ended June 30, 2019.

5. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the year ended June 30, 2019 were $12,347,939 and $29,523,877, respectively.

6. BANK BORROWINGS

The Trust (excluding the money market funds), Wells Fargo Master Trust and Wells Fargo Variable Trust are parties to a $280,000,000 revolving credit agreement whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.25% of the unused balance is allocated to each participating fund.

For the year ended June 30, 2019, there were no borrowings by the Fund under the agreement.

7. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid during the years ended June 30, 2019 and June 30, 2018 were as follows:

	Year ended June 30

	2019	2018

Tax-exempt income	$4,119,951	$5,180,520

Tax basis return of capital	310,520	0

As of June 30, 2019, the components of distributable earnings on a tax basis were as follows:

Unrealized gains	Capital loss carryforward

$8,295,613	$(469,893)

Effective for all filings after November 4, 2018, the Securities and Exchange Commission eliminated the requirement to separately state the components of distributions to shareholders under U.S. generally accepted accounting principles. The amounts of distributions to shareholders for the year ended June 30, 2018 were as follows:

Net investment income

Class A	$1,414,368

Class C	375,013

Institutional Class	3,391,139

8. CONCENTRATION RISK

The Fund invests a substantial portion of its assets in issuers of municipal debt securities located in a single state or territory of the U.S. Therefore, it may be more affected by economic and political developments in that state or region than would be a comparable general tax-exempt fund.

24  |  Wells Fargo Pennsylvania Tax-Free Fund

Notes to financial statements

9. INDEMNIFICATION

Under the Trust’s organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Trust may enter into contracts with service providers that contain a variety of indemnification clauses. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

10. NEW ACCOUNTING PRONOUNCEMENTS

In August 2018, FASB issued Accounting Standards Update (“ASU”) No. 2018-13, Fair Value Measurement (Topic 820) Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement. ASU 2018-13 updates the disclosure requirements for fair value measurements by modifying or removing certain disclosures and adding certain new disclosures. The amendments are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. Early adoption is permitted. Management has adopted the removal and modification of disclosures early, as permitted, and will adopt the additional new disclosures at the effective date.

In March 2017, FASB issued ASU No. 2017-08, Premium Amortization on Purchased Callable Debt Securities. ASU 2017-08 shortens the amortization period for certain callable debt securities held at a premium and requires the premium to be amortized to the earliest call date. The amendments do not require an accounting change for securities held at a discount; and discounts will continue to be accreted to the maturity date of the security. ASU 2017-08 is effective for fiscal years beginning after December 15, 2018 and for interim periods within those fiscal years. During the current reporting period, management of the Fund adopted the change in accounting policy which did not have a material impact to the Fund’s financial statements.

Wells Fargo Pennsylvania Tax-Free Fund  |  25

Report of independent registered public accounting firm

TO THE SHAREHOLDERS OF THE FUND AND BOARD OF TRUSTEES OF WELLS FARGO FUNDS TRUST:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Wells Fargo Pennsylvania Tax-Free Fund (the Fund), one of the funds constituting Wells Fargo Funds Trust, including the portfolio of investments, as of June 30, 2019, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years in the five year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of June 30, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two year period then ended, and the financial highlights for each of the years in the five year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of June 30, 2019, by correspondence with the custodian or by other appropriate auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have not been able to determine the specific year that we began serving as the auditor of one or more Wells Fargo Funds investment companies; however we are aware that we have served as the auditor of one or more Wells Fargo Funds investment companies since at least 1955.

Boston, Massachusetts

August 26, 2019

26  |  Wells Fargo Pennsylvania Tax-Free Fund

Other information (unaudited)

TAX INFORMATION

Pursuant to Section 852 of the Internal Revenue Code, 100% of distributions paid from net investment income is designated as exempt-interest dividends for the fiscal year ended June 30, 2019.

PROXY VOTING INFORMATION

A description of the policies and procedures used to determine how to vote proxies relating to portfolio securities is available, upon request, by calling 1-800-222-8222, visiting our website at wfam.com, or visiting the SEC website at sec.gov. Information regarding how the proxies related to portfolio securities were voted during the most recent 12-month period ended June 30 is available on the website at wfam.com or by visiting the SEC website at sec.gov

QUARTERLY PORTFOLIO HOLDINGS INFORMATION

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q or Form N-PORT, which is available by visiting the SEC website at sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Wells Fargo Pennsylvania Tax-Free Fund  |  27

Other information (unaudited)

BOARD OF TRUSTEES AND OFFICERS

Each of the Trustees and Officers1 listed in the table below acts in identical capacities for each fund in the Wells Fargo family of funds, which consists of 152 mutual funds comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information2. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

Independent Trustees

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships

William R. Ebsworth (Born 1957)	Trustee, since 2015	Retired. From 1984 to 2013, equities analyst, portfolio manager, research director and chief investment officer at Fidelity Management and Research Company in Boston, Tokyo, and Hong Kong, and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. where he led a team of investment professionals managing client assets. Prior thereto, Board member of Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life Insurance Company. Audit Committee Chair and Investment Committee Chair of the Vincent Memorial Hospital Endowment (non-profit organization). Mr. Ebsworth is a CFA® charterholder.	N/A

Jane A. Freeman (Born 1953)	Trustee, since 2015; Chair Liaison, since 2018	Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens & Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead Independent Director and chair of the Audit Committee. Board member of the Russell Exchange Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is a Board Member of The Ruth Bancroft Garden (non-profit organization). She is also an inactive Chartered Financial Analyst.	N/A

Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009; Audit Committee Chairman, since 2019	Retired. Chairman of the Board of CIGNA Corporation since 2009, and Director since 2005. From 2003 to 2011, Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (private school). Advisory Board Member, Child Evangelism Fellowship (non-profit). Mr. Harris is a certified public accountant (inactive status).	CIGNA Corporation

Judith M. Johnson (Born 1949)	Trustee, since 2008; Audit Committee Chairman, from 2009 to 2018	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	N/A

28  |  Wells Fargo Pennsylvania Tax-Free Fund

Other information (unaudited)

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships

David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business, Stanford University, Director of the Corporate Governance Research Initiative and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	N/A

Olivia S. Mitchell (Born 1953)	Trustee, since 2006; Nominating and Governance Committee Chairman, since 2018	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	N/A

Timothy J. Penny (Born 1951)	Trustee, since 1996; Chairman, since 2018	President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	N/A

James G. Polisson (Born 1959)	Trustee, since 2018	Retired. Chief Marketing Officer, Source (ETF) UK Services, Ltd, from 2015 to 2017. From 2012 to 2015, Principal of The Polisson Group, LLC, a management consulting, corporate advisory and principal investing company. Chief Executive Officer and Managing Director at Russell Investments, Global Exchange Traded Funds from 2010 to 2012. Managing Director of Barclays Global Investors from 1998 to 2010 and Global Chief Marketing Officer for iShares and Barclays Global Investors from 2000 to 2010. Trustee of the San Francisco Mechanics’ Institute, a non-profit organization, from 2013 to 2015. Board member of the Russell Exchange Traded Fund Trust from 2011 to 2012. Director of Barclays Global Investors Holdings Deutschland GmbH from 2006 to 2009. Mr. Polisson is an attorney and has a retired status with the Massachusetts and District of Columbia Bar Associations.	N/A

*	Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

Wells Fargo Pennsylvania Tax-Free Fund  |  29

Other information (unaudited)

Officers

Name and year of birth	Position held and length of service	Principal occupations during past five years or longer

Andrew Owen (Born 1960)	President, since 2017	Executive Vice President of Wells Fargo & Company and Head of Affiliated Managers, Wells Fargo Asset Management, since 2014. In addition, Mr. Owen is currently President, Chief Executive Officer and Director of Wells Fargo Funds Management, LLC since 2017. Prior thereto, Executive Vice President responsible for marketing, investments and product development for Wells Fargo Funds Management, LLC, from 2009 to 2014.

Nancy Wiser[1] (Born 1967)	Treasurer, since 2012	Executive Vice President of Wells Fargo Funds Management, LLC since 2011. Chief Operating Officer and Chief Compliance Officer at LightBox Capital Management LLC, from 2008 to 2011.

Alexander Kymn (Born 1973)	Secretary and Chief Legal Officer, since 2018	Senior Company Counsel of Wells Fargo Bank, N.A. since 2018 (previously Senior Counsel from 2007 to 2018). Vice President of Wells Fargo Funds Management, LLC from 2008 to 2014.

Michael H. Whitaker (Born 1967)	Chief Compliance Officer, since 2016	Senior Vice President and Chief Compliance Officer since 2016. Senior Vice President and Chief Compliance Officer for Fidelity Investments from 2007 to 2016.

David Berardi (Born 1975)	Assistant Treasurer, since 2009	Vice President of Wells Fargo Funds Management, LLC since 2009. Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Manager of Fund Reporting and Control for Evergreen Investment Management Company, LLC from 2004 to 2010.

Jeremy DePalma[1] (Born 1974)	Assistant Treasurer, since 2009	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010 and head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.

[1]	Nancy Wiser acts as Treasurer of 65 funds in the Fund Complex. Jeremy DePalma acts as Treasurer of 87 funds and Assistant Treasurer of 65 funds in the Fund Complex.

[2]

The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the website at wfam.com.

30  |  Wells Fargo Pennsylvania Tax-Free Fund

Other information (unaudited)

BOARD CONSIDERATION OF INVESTMENT MANAGEMENT AND SUB-ADVISORY AGREEMENTS:

Wells Fargo Pennsylvania Tax-Free Fund

Under the Investment Company Act of 1940 (the “1940 Act”), the Board of Trustees (the “Board”) of Wells Fargo Funds Trust (the “Trust”) must determine annually whether to approve the continuation of the Trust’s investment management and sub-advisory agreements. In this regard, at an in-person meeting held on May 21-22, 2019 (the “Meeting”), the Board, all the members of which have no direct or indirect interest in the investment management and sub-advisory agreements and are not “interested persons” of the Trust, as defined in the 1940 Act (the “Independent Trustees”), reviewed and approved for Wells Fargo Pennsylvania Tax-Free Fund (the “Fund”): (i) an investment management agreement (the “Management Agreement”) with Wells Fargo Funds Management, LLC (“Funds Management”); and (ii) an investment sub-advisory agreement (the “Sub-Advisory Agreement”) with Wells Capital Management Incorporated (the “Sub-Adviser”), an affiliate of Funds Management. The Management Agreement and the Sub-Advisory Agreement are collectively referred to as the “Advisory Agreements.”

At the Meeting, the Board considered the factors and reached the conclusions described below relating to the selection of Funds Management and the Sub-Adviser and the approval of the Advisory Agreements. Prior to the Meeting, including at an in-person meeting in April 2019, the Trustees conferred extensively among themselves and with representatives of Funds Management about these matters. Also, the Board has adopted a team-based approach, with each team consisting of a sub-set of Trustees, to assist the full Board in the discharge of its duties in reviewing investment performance and other matters throughout the year. The Independent Trustees were assisted in their evaluation of the Advisory Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately.

In providing information to the Board, Funds Management and the Sub-Adviser were guided by a detailed set of requests for information submitted to them by independent legal counsel on behalf of the Independent Trustees at the start of the Board’s annual contract renewal process earlier in 2019. In considering and approving the Advisory Agreements, the Trustees considered the information they believed relevant, including but not limited to the information discussed below. The Board considered not only the specific information presented in connection with the Meeting, but also the knowledge gained over time through interaction with Funds Management and the Sub-Adviser about various topics. In this regard, the Board reviewed reports of Funds Management at each of its quarterly meetings, which included, among other things, portfolio reviews and investment performance reports. In addition, the Board and the teams mentioned above confer with portfolio managers at various times throughout the year. The Board did not identify any particular information or consideration that was all-important or controlling, and each individual Trustee may have attributed different weights to various factors.

After its deliberations, the Board unanimously approved the continuation of the Advisory Agreements for a one-year term and determined that the compensation payable to Funds Management and the Sub-Adviser under each of the Advisory Agreements was reasonable. The Board considered the approval of the Advisory Agreements for the Fund as part of its consideration of agreements for funds across the complex, but its approvals were made on a fund-by-fund basis. The following summarizes a number of important, but not necessarily all, factors considered by the Board in support of its approvals.

Nature, extent and quality of services

The Board received and considered various information regarding the nature, extent and quality of services provided to the Fund by Funds Management and the Sub-Adviser under the Advisory Agreements. This information included a description of the investment advisory services and Fund-level administrative services covered by the Management Agreement, as well as, among other things, a summary of the background and experience of senior management of Wells Fargo Asset Management (“WFAM”), of which Funds Management and the Sub-Adviser are a part, a summary of investments made in the business of WFAM, a summary of certain organizational and personnel changes involving Funds Management and the Sub-Adviser, and a description of Funds Management’s and the Sub-Adviser’s business continuity planning programs and of their approaches to data privacy and cybersecurity. The Board received and reviewed information about Funds Management’s role as administrator of the Fund’s liquidity risk management program. The Board also considered the qualifications, background, tenure and responsibilities of each of the portfolio managers primarily responsible for the day-to-day portfolio management of the Fund.

The Board evaluated the ability of Funds Management and the Sub-Adviser to attract and retain qualified investment professionals, including research, advisory and supervisory personnel. The Board further considered the compliance programs and compliance records of Funds Management and the Sub-Adviser. In addition, the Board took into account the full range of services provided to the Fund by Funds Management and its affiliates.

Wells Fargo Pennsylvania Tax-Free Fund  |  31

Other information (unaudited)

Fund investment performance and expenses

The Board considered the investment performance results for the Fund over various time periods ended December 31, 2018. The Board considered these results in comparison to the investment performance of funds in a universe that was determined by Broadridge Inc. (“Broadridge”) to be similar to the Fund (the “Universe”), and in comparison to the Fund’s benchmark index and to other comparative data. Broadridge is an independent provider of investment company data. The Board received a description of the methodology used by Broadridge to select the mutual funds in the performance Universe. The Board noted that the investment performance of the Fund (Administrator Class) was higher than the average investment performance of the Universe for the ten-year period under review, equal to the average investment performance of the Universe for the five-year period under review, and in range of the average investment performance of the Universe for the one- and three-year periods under review. The Board also noted that the investment performance of the Fund was lower than its benchmark index, the Bloomberg Barclays Municipal Bond Index, for the three-year period under review, in range of its benchmark for the one-year period under review, but higher than its benchmark for the five- and ten-year periods under review.

The Board also received and considered information regarding the Fund’s net operating expense ratios and their various components, including actual management fees, custodian and other non-management fees, and Rule 12b-1 and non-Rule 12b-1 shareholder service fees. The Board considered these ratios in comparison to the median ratios of funds in class-specific expense groups that were determined by Broadridge to be similar to the Fund (the “Groups”). The Board received a description of the methodology used by Broadridge to select the mutual funds in the expense Groups and an explanation of how funds comprising expense groups and their expense ratios may vary from year-to-year. Based on the Broadridge reports, the Board noted that the net operating expense ratios of the Fund were lower than the median net operating expense ratios of the expense Groups for each share class.

The Board took into account the Fund’s investment performance and expense information provided to it among the factors considered in deciding to re-approve the Advisory Agreements.

Investment management and sub-advisory fee rates

The Board reviewed and considered the contractual fee rates payable by the Fund to Funds Management under the Management Agreement, as well as the contractual fee rates payable by the Fund to Funds Management for class-level administrative services under a Class-Level Administration Agreement, which include, among other things, class-level transfer agency and sub-transfer agency costs (collectively, the “Management Rates”). The Board also reviewed and considered the contractual investment sub-advisory fee rates that are payable by Funds Management to the Sub-Adviser for investment sub-advisory services.

Among other information reviewed by the Board was a comparison of the Fund’s Management Rates with the average contractual investment management fee rates of funds in the expense Groups at a common asset level as well as transfer agency costs of the funds in the expense Groups. The Board noted that the Management Rates of the Fund were lower than or equal to the sum of these average rates for the Fund’s expense Groups for all share classes.

The Board also received and considered information about the portion of the total management fee that was retained by Funds Management after payment of the fee to the Sub-Adviser for sub-advisory services. In assessing the reasonableness of this amount, the Board received and evaluated information about the nature and extent of responsibilities retained and risks assumed by Funds Management and not delegated to or assumed by the Sub-Adviser, and about Funds Management’s on-going oversight services. Given the affiliation between Funds Management and the Sub-Adviser, the Board ascribed limited relevance to the allocation of fees between them.

The Board also received and considered information about the nature and extent of services offered and fee rates charged by Funds Management and the Sub-Adviser to other types of clients with investment strategies similar to those of the Fund. In this regard, the Board received information about the significantly greater scope of services, and compliance, reporting and other legal burdens and risks of managing proprietary mutual funds compared with those associated with managing assets of other types of clients, including third-party sub-advised fund clients and non-mutual fund clients such as institutional separate accounts.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board determined that the compensation payable to Funds Management under the Management Agreement and to the Sub-Adviser under the Sub-Advisory Agreement was reasonable.

32  |  Wells Fargo Pennsylvania Tax-Free Fund

Other information (unaudited)

Profitability

The Board received and considered information concerning the profitability of Funds Management, as well as the profitability of both WFAM and Wells Fargo & Co. (“Wells Fargo”) from providing services to the fund family as a whole. The Board noted that the Sub-Adviser’s profitability information with respect to providing services to the Fund and other funds in the family was subsumed in the WFAM and Wells Fargo profitability analysis.

Funds Management reported on the methodologies and estimates used in calculating profitability, including a description of the methodology used to allocate certain expenses. Among other things, the Board noted that the levels of profitability reported on a fund-by-fund basis varied widely, depending on factors such as the size, type and age of fund. Based on its review, the Board did not deem the profits reported by Funds Management, WFAM or Wells Fargo from services provided to the Fund to be at a level that would prevent it from approving the continuation of the Advisory Agreements.

Economies of scale

The Board received and considered information about the potential for Funds Management to experience economies of scale in the provision of management services to the Fund, the difficulties of calculating economies of scale at an individual fund level, and the extent to which potential scale benefits are shared with shareholders. The Board noted the existence of breakpoints in the Fund’s management fee structure, which operate generally to reduce the Fund’s expense ratios as the Fund grows in size. The Board considered that in addition to management fee breakpoints, Funds Management shares potential economies of scale from its management business in a variety of ways, including through fee waiver and expense reimbursement arrangements, services that benefit shareholders, competitive management fee rates set at the outset without regard to breakpoints, and investments in the business intended to enhance services available to shareholders.

The Board concluded that Funds Management’s arrangements with respect to the Fund, including contractual breakpoints, constituted a reasonable approach to sharing potential economies of scale with the Fund and its shareholders.

Other benefits to Funds Management and the Sub-Adviser

The Board received and considered information regarding potential “fall-out” or ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, as a result of their relationships with the Fund. Ancillary benefits could include, among others, benefits directly attributable to other relationships with the Fund and benefits potentially derived from an increase in Funds Management’s and the Sub-Adviser’s business as a result of their relationships with the Fund. The Board noted that various affiliates of Funds Management may receive distribution-related fees, shareholder servicing payments and sub-transfer agency fees in respect of shares sold or held through them and services provided.

The Board also reviewed information about soft dollar credits earned and utilized by the Sub-Adviser, fees earned by Funds Management and the Sub-Adviser from managing a private investment vehicle for the fund family’s securities lending collateral, and commissions earned by an affiliated broker from portfolio transactions.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board did not find that any ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, were unreasonable.

Conclusion

At the Meeting, after considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board unanimously approved the continuation of the Advisory Agreements for a one-year term and determined that the compensation payable to Funds Management and the Sub-Adviser under each of the Advisory Agreements was reasonable.

Wells Fargo Pennsylvania Tax-Free Fund  |  33

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For more information

More information about Wells Fargo Funds is available free upon request. To obtain literature, please write, visit the Fund’s website, or call:

Wells Fargo Funds

P.O. Box 219967

Kansas City, MO 64121-9967

Website: wfam.com

Individual investors: 1-800-222-8222

Retail investment professionals: 1-888-877-9275

Institutional investment professionals: 1-866-765-0778

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call 1-800-222-8222 or visit the Fund’s website at wfam.com. Read the prospectus carefully before you invest or send money.

Wells Fargo Asset Management (WFAM) is the trade name for certain investment advisory/management firms owned by Wells Fargo & Company. These firms include but are not limited to Wells Capital Management Incorporated and Wells Fargo Funds Management, LLC. Certain products managed by WFAM entities are distributed by Wells Fargo Funds Distributor, LLC (a broker-dealer and Member FINRA).

This material is for general informational and educational purposes only and is NOT intended to provide investment advice or a recommendation of any kind— including a recommendation for any specific investment, strategy, or plan.

INVESTMENT PRODUCTS: NOT FDIC INSURED  ◾  NO BANK GUARANTEE  ◾   MAY LOSE VALUE

© 2019 Wells Fargo Funds Management, LLC. All rights reserved.

404826 08-19

A255/AR255 06-19

Annual Report

June 30, 2019

Wells Fargo

Strategic Municipal Bond Fund

Beginning on January 1, 2021, as permitted by new regulations adopted by the Securities and Exchange Commission, paper copies of the Wells Fargo Funds’ annual and semi-annual shareholder reports issued after this date will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds’ website, and you will be notified by mail each time a report is posted and provided with a website address to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically at any time by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling 1-800-222-8222 or by enrolling at wellsfargo.com/advantagedelivery.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports; if you invest directly with the Fund, you can call 1-800-222-8222. Your election to receive reports in paper will apply to all Wells Fargo Funds held in your account with your financial intermediary or, if you are a direct investor, to all Wells Fargo Funds that you hold.

Reduce clutter. Save trees.
Sign up for electronic delivery of prospectuses and shareholder reports at wellsfargo.com/advantagedelivery

The views expressed and any forward-looking statements are as of June 30, 2019, unless otherwise noted, and are those of the Fund managers and/or Wells Fargo Asset Management. Discussions of individual securities, or the markets generally, or any Wells Fargo Fund are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements. The views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo Asset Management and the Fund disclaim any obligation to publicly update or revise any views expressed or forward-looking statements.

INVESTMENT PRODUCTS: NOT FDIC INSURED  ◾  NO BANK GUARANTEE  ◾  MAY LOSE VALUE

Wells Fargo Strategic Municipal Bond Fund  |  1

Letter to shareholders (unaudited)

Andrew Owen

President

Wells Fargo Funds

Dear Shareholder:

We are pleased to offer you this annual report for the Wells Fargo Strategic Municipal Bond Fund for the 12-month period that ended June 30, 2019. After the first six months of the period yielded either low-single-digit or negative investment returns, stock and bond investors enjoyed a recovery during the final six months. The gains came amid continued concerns about global economic growth, international trade, geopolitical tensions, and bouts of market volatility.

For the period, U.S. stocks, based on the S&P 500 Index,1 gained 10.42% and international stocks, as measured by the MSCI ACWI ex USA Index (Net),2 rose 1.29%. The MSCI EM Index (Net)3 added 1.21%. For bond investors, the Bloomberg Barclays U.S. Aggregate Bond Index4 added 7.87%, the Bloomberg Barclays Global Aggregate ex-USD Index5 rose 4.10%, the Bloomberg Barclays Municipal Bond Index6 gained 6.71%, and the ICE BofAML U.S. High Yield Index7 added 7.58%.

U.S. and international markets diverged during the third quarter of 2018.

Domestic equity investors received encouraging news during the third quarter of 2018. The U.S. Bureau of Economic Analysis reported second-quarter annualized gross domestic product (GDP) growth of 4.2%. Hiring improved. Unemployment declined. Consumer confidence and spending increased. Third-quarter corporate earnings reports were generally positive. U.S. trade negotiations with Mexico and Canada progressed. The U.S. Federal Reserve (Fed) raised the federal funds rate by 25 basis points (bps; 100 bps equal 1.00%) to a target range of between 2.00% and 2.25% in September, one of four rate increases implemented during 2018, expressing confidence in the strength of the U.S. economic expansion’s durability.

Investors in international markets were not as confident. Tensions between the U.S. and China increased. The U.S. imposed $200 billion in tariffs on Chinese goods. China reacted with $60 billion in tariffs on U.S. goods. Economic growth in China caused concern. During the quarter, the MSCI ACWI ex USA Index (Net) gained 0.71%. The MSCI EM Index (Net) declined 1.09%. In fixed-income markets, U.S. bonds were flat, as measured by the Bloomberg Barclays U.S. Aggregate Bond Index. The Bloomberg Barclays Global Aggregate ex-USD Index fell 1.74%.

[1]

The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.

[2]

The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) ex USA Index (Net) is a free-float-adjusted market-capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets, excluding the U.S. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices or any securities or financial products. This report is not approved, reviewed, or produced by MSCI. You cannot invest directly in an index.

[3]

The MSCI Emerging Markets (EM) Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of emerging markets. You cannot invest directly in an index.

[4]

The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. You cannot invest directly in an index.

[5]

The Bloomberg Barclays Global Aggregate ex-USD Index is an unmanaged index that provides a broad-based measure of the global investment-grade fixed-income markets excluding the U.S. dollar-denominated debt market. You cannot invest directly in an index.

[6]	The Bloomberg Barclays Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.

[7]

The ICE BofAML U.S. High Yield Index is a market-capitalization-weighted index of domestic and Yankee high-yield bonds. The index tracks the performance of high-yield securities traded in the U.S. bond market. You cannot invest directly in an index. Copyright 2019. ICE Data Indices, LLC. All rights reserved.

2  |  Wells Fargo Strategic Municipal Bond Fund

Letter to shareholders (unaudited)

Global markets suffered during the fourth quarter of 2018.

November’s U.S. midterm elections shifted control of the House of Representatives from Republicans to Democrats, presaging partisan clashes that followed and caused uncertainty among investors. Third-quarter U.S. GDP was announced at an annualized 3.4% rate, lower than the second-quarter rate. Brexit efforts stalled ahead of the March 2019 deadline. The People’s Bank of China cut reserve requirement ratios, accelerated infrastructure spending, and cut taxes even as the value of the yuan declined to low levels last seen in 2008. A partial U.S. government shutdown driven by partisan policy disputes extended into January.

The combination of news in the U.S. and generally weak economic indicators outside of the U.S. caused investors to seek safe havens. December’s S&P 500 Index performance was the worst since 1931. Globally, fixed-income investments fared better than stocks during the last two months of the year. The Fed increased the federal funds rate by 25 bps in December to a target range of between 2.25% and 2.50%.

The market climbs a wall of worry.

Investors entered 2019 with reasons to be concerned. Investment returns appeared to reaffirm the adage that markets climb a wall of worry. The S&P 500 Index gained 8.01% for the month of January, the best monthly performance in 30 years. Returns for the MSCI ACWI ex USA Index (Net), the Bloomberg Barclays U.S. Aggregate Bond Index, and the Bloomberg Barclays Global Aggregate ex-USD Index also were positive. The Fed indicated that it would pause its program of regular rate increases during 2019 as inflation remained low.

In February 2019, concerns over slowing global growth persisted. The Bureau of Economic Analysis announced fourth-quarter 2018 GDP grew at an annualized 2.2% rate, down from the levels of the prior two quarters. In a February report, the Bank of England forecast the slowest growth since the financial crisis for 2019. China and the U.S. continued to wrangle over trade issues.

By the end of March 2019, the combination of dovish Fed sentiment and steady, if not spectacular, economic and business metrics reinforced investors’ confidence. Monthly job creation data and corporate profits, while less consistent than during 2018, were solid. China announced a roughly $300 billion stimulus package through tax and fee cuts intended to reinvigorate economic growth.

During April 2019, investors drew confidence from favorable economic projections, sustained low inflation, and solid employment data. First-quarter GDP showed the economy grew at an annualized rate of 3.2% on improvement in business investment and exports. Favorable sentiment extended to foreign markets as the MSCI ACWI ex USA Index (Net) gained 2.64% and the MSCI EM Index (Net) added 2.11% for the month.

During May 2019, investing signals were mixed. In the U.S., partisan wrangling ramped up as Democrats and Republicans set their sights on 2020 presidential politics. The U.K.’s Brexit caused Prime Minister Theresa May to resign. The European Commission downgraded the 2019 growth forecast to 1.2%. The U.S. increased tariffs on products from China, China responded, and then talks broke down. President Donald Trump threatened to turn his foreign policy tariff tool to Mexico over immigration issues. Markets tumbled.

As had been the case during most of 2019 to date, just as the investment horizon appeared to darken, sentiment turned and markets gained. The gains, primarily driven by geopolitical and monetary policy events, drove equity markets to new highs. President Trump dropped his threats of new tariffs on Mexico after talks and further tariffs on China after meeting with China’s President Xi Jinping at the G-20 summit. President Mario Draghi of the European Central Bank said that if the outlook doesn’t

“December’s S&P 500 Index performance was the worst since 1931.”

“The S&P 500 Index gained 8.01% for the month of January, the best monthly performance in 30 years.”

Wells Fargo Strategic Municipal Bond Fund  |  3

Letter to shareholders (unaudited)

improve, the bank will cut rates or buy more assets to prop up inflation. In the U.S., the Fed said growth shifted from “solid” to “moderate” and indicated a willingness to cut rates.

Don’t let short-term uncertainty derail long-term investment goals.

Periods of investment uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. To help you create a sound strategy based on your personal goals and risk tolerance, Wells Fargo Funds offers more than 100 mutual funds spanning a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.

Thank you for choosing to invest with Wells Fargo Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs.

Sincerely,

Andrew Owen

President

Wells Fargo Funds

For further information about your Fund, contact your investment professional, visit our website at wfam.com, or call us directly at 1-800-222-8222.

4  |  Wells Fargo Strategic Municipal Bond Fund

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Performance highlights (unaudited)

Investment objective

The Fund seeks current income exempt from regular federal income tax.

Manager

Wells Fargo Funds Management, LLC

Subadviser

Wells Capital Management Incorporated

Portfolio managers

Wendy Casetta

Terry J. Goode‡

Robert J. Miller

Average annual total returns (%) as of June 30, 2019

		Including sales charge			Excluding sales charge			Expense ratios[1] (%)

	Inception date	1 year	5 year	10 year	1 year	5 year	10 year	Gross	Net[2]

Class A (VMPAX)[3]	12-1-1994	0.26	1.37	2.56	4.41	2.21	2.99	0.82	0.82

Class C (DHICX)[3]	8-18-1997	2.62	1.45	2.21	3.62	1.45	2.21	1.57	1.57

Class R6 (VMPRX)[3,4]	7-31-2018	–	–	–	4.77	2.41	3.16	0.44	0.43

Administrator Class (VMPYX)[3]	10-6-1997	–	–	–	4.53	2.36	3.14	0.76	0.68

Institutional Class (STRIX)[3,5]	11-30-2012	–	–	–	4.75	2.55	3.28	0.49	0.48

Bloomberg Barclays Short-Intermediate Municipal Bond Index[6]	–	–	–	–	5.12	2.30	3.06	–	–

Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, wfam.com.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.

For Class A shares, the maximum front-end sales charge is 4.00%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including a contingent deferred sales charge assumes the sales charge for the corresponding time period. Class R6, Administrator Class, and Institutional Class shares are sold without a front-end sales charge or contingent deferred sales charge.

Bond values fluctuate in response to the financial condition of individual issuers, general market and economic conditions, and changes in interest rates. Changes in market conditions and government policies may lead to periods of heightened volatility in the bond market and reduced liquidity for certain bonds held by the Fund. In general, when interest rates rise, bond values fall and investors may lose principal value. Interest rate changes and their impact on the Fund and its share price can be sudden and unpredictable. High-yield securities have a greater risk of default and tend to be more volatile than higher-rated debt securities. The use of derivatives may reduce returns and/or increase volatility. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). The Fund is exposed to municipal securities risk. Consult the Fund’s prospectus for additional information on these and other risks. A portion of the Fund’s income may be subject to federal, state, and/or local income taxes or the Alternative Minimum Tax (AMT). Any capital gains distributions may be taxable.

Please see footnotes on page 7.

6  |  Wells Fargo Strategic Municipal Bond Fund

Performance highlights (unaudited)

Growth of $10,000 investment as of June 30, 2019[6]

‡	Mr. Goode became a portfolio manager of the Fund on March 28, 2019.

[1]

Reflects the expense ratios as stated in the most recent prospectuses. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report.

[2]

The manager has contractually committed through October 31, 2019, to waive fees and/or reimburse expenses to the extent necessary to cap the expenses of each class after fee waivers at the amounts shown. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses (if any), and extraordinary expenses are excluded from the expense cap. Prior to or after the commitment expiration date, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees. Without this cap, the Fund’s returns would have been lower. The expense ratio paid by an investor is the net expense ratio (the total annual fund operating expenses after fee waivers) as stated in the prospectuses.

[3]	Historical performance shown prior to July 12, 2010, is based on the performance of the Fund’s predecessor, Evergreen Strategic Municipal Bond Fund.

[4]

Historical performance shown for Class R6 shares prior to their inception reflects the performance of the Institutional Class shares, and includes the higher expenses applicable to Institutional Class shares. If these expenses had not been included, returns for Class R6 shares would be higher.

[5]

Historical performance shown for the Institutional Class shares prior to their inception reflects the performance of the Administrator Class shares, and includes the higher expenses applicable to the Administrator Class shares. If these expenses had not been included, returns for Institutional Class shares would be higher.

[6]

The Bloomberg Barclays Short-Intermediate Municipal Bond Index is a rules-based, market-value-weighted index composed of publicly traded municipal bonds that cover the U.S. dollar-denominated short-term tax-exempt bond market, including state and local general obligation bonds, revenue bonds, insured bonds, and prefunded bonds. You cannot invest directly in an index.

[7]

The chart compares the performance of Class A shares for the most recent ten years with the Bloomberg Barclays Short-Intermediate Municipal Bond Index. The chart assumes a hypothetical $10,000 investment in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 4.00%.

[8]	Amounts are calculated based on the long-term total investments of the Fund. These amounts are subject to change and may have changed since the date specified.

[9]

The credit quality distribution of portfolio holdings reflected in the chart is based on ratings from Standard & Poor’s, Moody’s Investors Service, and/or Fitch Ratings Ltd. Credit quality ratings apply to the underlying holdings of the Fund and not to the Fund itself. The percentages of the Fund’s portfolio with the ratings depicted in the chart are calculated based on the total market value of fixed income securities held by the Fund. If a security was rated by all three rating agencies, the middle rating was utilized. If rated by two of three rating agencies, the lower rating was utilized, and if rated by one of the rating agencies, that rating was utilized. Standard & Poor’s rates the creditworthiness of bonds, ranging from AAA (highest) to D (lowest). Ratings from A to CCC may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the rating categories. Standard & Poor’s rates the creditworthiness of short-term notes from SP-1 (highest) to SP-3 (lowest). Moody’s rates the creditworthiness of bonds, ranging from Aaa (highest) to C (lowest). Ratings Aa to B may be modified by the addition of a number 1 (highest) to 3 (lowest) to show relative standing within the ratings categories. Moody’s rates the creditworthiness of short-term U.S. tax-exempt municipal securities from MIG 1/VMIG 1 (highest) to SG (lowest). Fitch rates the creditworthiness of bonds, ranging from AAA (highest) to D (lowest). Credit quality distribution is subject to change and may have changed since the date specified.

Wells Fargo Strategic Municipal Bond Fund  |  7

Performance highlights (unaudited)

MANAGER’S DISCUSSION

Fund highlights

∎	The Fund underperformed its benchmark, the Bloomberg Barclays Short-Intermediate Municipal Bond Index, for the 12-month period that ended June 30, 2019.

∎	The Fund’s conservative duration positioning detracted from performance as yields moved considerably lower over the period. However, yield-curve positioning modestly contributed to performance.

∎

The Fund’s overweight to lower-quality credits was a positive contributor. Economic growth, while modest, generally has helped municipal credit quality improve, causing BBB-rated and other high-yield bonds to be some of the best performers.

∎

The Fund’s underweight to prerefunded bonds and overweight to revenue bonds positively affected performance, while the underweight to state general obligation bonds detracted from performance. Specifically, within the revenue bond sector, hospital and industrial development revenue were the best-performing bonds in the index. The Fund’s overweight to those sectors contributed to performance over the period.

Effective maturity distribution as of June 30, 2019[8]

The Fed abruptly changed course from raising rates to a potential rate cut over the period.

Throughout most of 2018, the fixed-income markets expected the U.S. Federal Reserve (Fed) to continue the path to normalize monetary policy. Moderate economic growth, stronger employment data, and inflation near its 2% target enabled the Fed to increase the federal funds rate four times in the calendar year. Despite a Fed rate hike in December, the Treasury market rallied in the fourth quarter of 2018 as the market lowered expectations for further rate hikes amid slower global growth, trade tariffs, and uncertainty concerning Britain’s departure from the European Union. These concerns only increased as we moved into the first half of 2019, and discussions changed from when the Fed might hike to when it might cut the federal funds rate. As a result, fixed-income markets rallied, pushing the benchmark 10-year Treasury yield from a 3.23% peak in November 2018 to 2.00% by the end of June 2019.

Specific to the municipal bond market, the beginning of the reporting period was marked with significant outflows due to a general risk-on sentiment in equity markets and the fear of rising interest rates. Short municipals slightly underperformed Treasuries over the period. As the calendar turned, so did market sentiment. Flows into municipal mutual funds not only turned positive, but record inflows were reported as investor opinion toward fixed income, particularly municipals, improved due to investor expectations that interest rates would remain stable. While new-issue supply was higher than it was a year earlier, it was still much lower than a typical year due to tax reform that eliminated the ability of issuers to advance refund outstanding, higher-cost debt. Overall reduced supply, state and local sales tax caps for individuals, and lower interest rates fueled demand and thus returns for municipal bonds over the period.

Security selection and sector exposure combined with an overweight to credit were the main drivers of performance.

As the period began, the Fund began to increase its interest rate exposure into relative market weakness. Yields on 10-year Treasury bonds peaked in November but consistently moved lower over the second half of the period. While the duration of the Fund extended slightly, it was still short versus the benchmark and thus not enough to overcome the subsequent rally in rates over the next seven months. Therefore, duration positioning detracted from performance over the period. However, the yield-curve positioning of the Fund contributed to performance as the yield curve flattened considerably. As a result, recent purchases into the Fund have been more focused on the steepest parts of the yield curve. We have also taken up the percentage of bonds subject to the alternative minimum tax as the number of individual investors subject to the tax has declined considerably. Going forward, we will look to extend the duration at times of weakness in the market.

Please see footnotes on page 7.

8  |  Wells Fargo Strategic Municipal Bond Fund

Performance highlights (unaudited)

Credit quality as of June 30, 2019[9]

Municipal credit spreads continued to decline as demand remained robust. The Fund has gradually reduced its exposure to bonds rated A and below and added exposure to higher-rated bonds. Lower-quality bonds performed well during the period, and the Fund’s above-benchmark exposure was the largest contributor to our positive performance.

Illinois, New Jersey, and Connecticut bonds were the best-performing states in the index. While the Fund was overweight Illinois bonds, security selection was negative and the portfolio underperformed. In addition, as spreads on New Jersey paper continued to tighten over the period, we sold into the strength of the market, subsequently moving to an underweight position. As a result, the Fund’s underweight to New Jersey was also a detractor from performance. A slight overweight to Connecticut and good security selection within the state were positive for performance.

Fortunately, the Fund had a limited number of poor-performing securities. Bonds that performed poorly tended to be select prepaid gas bonds. As corporate spreads have been volatile, corporate-backed prepaid gas bond issuers have found the strong technical backdrop of the municipal market an attractive alternative to issuing debt over the period. As the market tried to digest increased issuance in specific names, we saw spreads on existing issues widen slightly, thus underperforming.

As the expansion appears to be in the rearview mirror, a transition away from risk may be warranted.

The economic expansion started in June 2009 and is the longest since the Great Depression. Low-quality bonds and equities have generally performed well. However, volatility has recently increased year to date. Overall, technicals remain strong in the municipal market. We expect municipal bond valuations in the medium term to be bolstered by high state income tax rates, record levels of municipal debt maturities and calls, and limited availability of gross municipal bond supply. Therefore, while the Fund currently has less interest rate exposure and more credit exposure than the benchmark, our strategy over the next 6 to 12 months will be to reduce these mismatches as we start to prepare for the next cycle.

Please see footnotes on page 7.

Wells Fargo Strategic Municipal Bond Fund  |  9

Fund expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (if any) on redemptions and (2) ongoing costs, including management fees, distribution (12b-1) and/or shareholder servicing fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from January 1, 2019 to June 30, 2019.

Actual expenses

The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and contingent deferred sales charges. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning account value 1-1-2019	Ending account value 6-30-2019	Expenses paid during the period¹	Annualized net expense ratio

Class A

Actual	$1,000.00	$1,030.42	$3.99	0.79%

Hypothetical (5% return before expenses)	$1,000.00	$1,020.87	$3.97	0.79%

Class C

Actual	$1,000.00	$1,026.53	$7.75	1.54%

Hypothetical (5% return before expenses)	$1,000.00	$1,017.15	$7.71	1.54%

Class R6

Actual	$1,000.00	$1,033.48	$2.07	0.41%

Hypothetical (5% return before expenses)	$1,000.00	$1,022.76	$2.06	0.41%

Administrator Class

Actual	$1,000.00	$1,032.14	$3.43	0.68%

Hypothetical (5% return before expenses)	$1,000.00	$1,021.42	$3.41	0.68%

Institutional Class

Actual	$1,000.00	$1,032.10	$2.33	0.46%

Hypothetical (5% return before expenses)	$1,000.00	$1,022.50	$2.32	0.46%

[1]

Expenses paid is equal to the annualized net expense ratio of each class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half-year period).

10  |  Wells Fargo Strategic Municipal Bond Fund

Portfolio of investments—June 30, 2019

	Interest rate	Maturity date	Principal	Value
Municipal Obligations: 99.19%

Alabama: 2.26%

Health Revenue: 0.22%

Birmingham AL Special Care Facilities Ascension Senior Credit Group Series C-1	1.85%	11-15-2046	$5,250,000	$5,275,778

Utilities Revenue: 2.04%

Alabama Black Belt Energy Gas District Series A	4.00	12-1-2048	2,000,000	2,161,540

Southeast Alabama Gas Supply District Project #1 Series A	4.00	4-1-2049	4,410,000	4,781,675

Southeast Alabama Gas Supply District Project #2 Series A	4.00	6-1-2049	16,505,000	17,966,188

Tender Option Bond Trust Receipts/Floater Certificates Series 2016-XM0184 (Morgan Stanley Bank LIQ) 144Aø	2.30	9-1-2046	24,555,000	24,555,000

				49,464,403

				54,740,181

Alaska: 0.62%

Health Revenue: 0.25%

Alaska IDA Loan Anticipation YKHC Project	3.50	12-1-2020	6,000,000	6,033,300

Industrial Development Revenue: 0.17%

Valdez AK Marine Terminal BP Pipelines Project Series B	5.00	1-1-2021	4,000,000	4,207,120

Utilities Revenue: 0.20%

Alaska Industrial Development & Export Authority Power Refunding Bonds Snettisham Hydroelectric Project Series 2015	5.00	1-1-2022	1,735,000	1,834,190

Alaska Industrial Development & Export Authority Power Refunding Bonds Snettisham Hydroelectric Project Series 2015	5.00	1-1-2023	2,835,000	3,052,189

				4,886,379

				15,126,799

Arizona: 1.72%

Education Revenue: 0.55%

Arizona IDA Agribusiness & Equine Center Incorporated Project Series 2017B 144A	4.00	3-1-2027	1,210,000	1,255,932

Maricopa County AZ IDA Educational Horizon Community Learning Center Project	2.63	7-1-2021	1,085,000	1,073,434

Phoenix AZ IDA BASIS Schools Incorporated Project Series A 144A	3.00	7-1-2020	790,000	791,003

Phoenix AZ IDA Great Hearts Academies Project	5.20	7-1-2022	345,000	360,729

Phoenix AZ IDA Legacy Traditional School Project Series 2015 144A	3.00	7-1-2020	305,000	304,820

Pima County AZ IDA American Leadership Academy Project Series 2015 144A	4.60	6-15-2025	1,095,000	1,149,520

Pima County AZ IDA Charter Schools Project Series 2013	4.50	7-1-2020	530,000	541,432

Pima County AZ IDA Charter Schools Project Series 2013	4.50	7-1-2021	1,300,000	1,355,510

Pima County AZ IDA Charter Schools Project Series 2013	4.50	7-1-2022	1,355,000	1,423,116

Pima County AZ IDA New Plan Learning Project Series A	7.75	7-1-2035	985,000	997,638

Pima County AZ IDA New Plan Learning Project Series A	8.13	7-1-2041	2,950,000	2,987,937

Pima County AZ IDA Noah Webster Schools Project Series A	5.50	12-15-2023	955,000	1,009,655

				13,250,726

GO Revenue: 0.10%

Verrado AZ Community Facilities District #1 Series A 144A	4.25	7-15-2019	1,320,000	1,320,607

Verrado AZ Community Facilities District #1 Series A 144A	5.00	7-15-2020	700,000	712,089

Verrado AZ Community Facilities District #1 Series A 144A	5.00	7-15-2021	500,000	514,810

				2,547,506

Wells Fargo Strategic Municipal Bond Fund  |  11

Portfolio of investments—June 30, 2019

	Interest rate	Maturity date	Principal	Value
Health Revenue: 0.56%

Maricopa County AZ IDA Senior Living Facilities Christian Care Retirement Apartments Incorporated Project	5.00%	1-1-2022	$1,065,000	$1,160,381

Maricopa County AZ IDA Senior Living Facilities Christian Care Retirement Apartments Incorporated Project	5.00	1-1-2023	1,120,000	1,255,822

Maricopa County AZ IDA Senior Living Facilities Christian Care Surprise Incorporated Project 144A	5.00	1-1-2026	3,205,000	3,263,107

Maricopa County AZ IDA Series 2019C (SIFMA Municipal Swap +0.57%) ±	2.47	1-1-2035	6,000,000	6,000,000

Tempe AZ IDA Mirabella Arizona State University Project Series B1 144A	4.00	10-1-2023	1,810,000	1,829,711

				13,509,021

Miscellaneous Revenue: 0.51%

Navajo Nation AZ Series A 144A	4.00	12-1-2022	6,345,000	6,591,694

Navajo Nation AZ Series A 144A	5.00	12-1-2025	4,110,000	4,544,920

Navajo Nation AZ Tribal Utility Authority (Municipal Government Guaranty Insured)	4.00	1-1-2021	1,192,000	1,200,821

				12,337,435

				41,644,688

Arkansas: 0.19%

Health Revenue: 0.19%

Boone County AR Hospital Construction Series 2006 (BOKF NA LOC) ø	3.00	5-1-2037	4,700,000	4,700,000

California: 1.63%

Education Revenue: 0.05%

California Municipal Finance Authority Charter School Nova Academy Project Series 2016A 144A	4.00	6-15-2026	825,000	882,486

California School Finance Authority Charter School Rocketship Education Obligated Group Series 2017A 144A	4.50	6-1-2027	250,000	266,970

				1,149,456

GO Revenue: 0.43%

Delhi CA Unified School District CAB (Ambac Insured) ¤	0.00	8-1-2019	475,000	474,501

State of California Series A4 (Citibank NA LOC) ø	1.00	5-1-2034	10,000,000	10,000,000

				10,474,501

Health Revenue: 0.41%

California Statewide CDA Health Facilities Catholic Series D (AGM Insured) (m)	1.88	7-1-2041	8,700,000	8,700,000

Palomar CA Health Refunding Bond Series 2016	4.00	11-1-2019	1,250,000	1,257,950

				9,957,950

Industrial Development Revenue: 0.15%

California PCFA AMT Calplant I Project 144A	7.50	7-1-2032	3,500,000	3,676,120

Miscellaneous Revenue: 0.19%

Compton CA PFA Lease 144A	4.00	9-1-2022	4,440,000	4,527,646

Water & Sewer Revenue: 0.40%

California Tender Option Bond Trust Receipts/Certificates for Semitropic Improvement District Water Storage Series A (JPMorgan Chase & Company LIQ) 144Aø	2.05	12-1-2019	9,595,000	9,595,000

				39,380,673

12  |  Wells Fargo Strategic Municipal Bond Fund

Portfolio of investments—June 30, 2019

	Interest rate	Maturity date	Principal	Value
Colorado: 1.52%

Education Revenue: 0.48%

Colorado ECFA Eagle Ridge Academy Project 144A	3.63%	11-1-2026	$2,260,000	$2,278,803

Colorado ECFA Rocky Mountain Classical Academy Project	6.38	9-1-2023	1,445,000	1,593,387

Colorado ECFA Vanguard School Project	4.00	6-15-2021	250,000	261,560

Colorado ECFA Vanguard School Project	4.00	6-15-2022	515,000	549,170

Colorado ECFA Windsor Charter Academy 144A	3.88	9-1-2026	1,140,000	1,143,591

Colorado School of Mines Institutional Enterprise Refunding Bonds Series 2018A (1 Month LIBOR +0.50%) ±	2.14	2-1-2023	5,915,000	5,912,811

				11,739,322

GO Revenue: 0.08%

Centennial CO Southglenn Metropolitan District	3.00	12-1-2021	668,000	667,065

Grand River CO Hospital District (AGM Insured)	5.00	12-1-2025	1,000,000	1,191,600

				1,858,665

Health Revenue: 0.81%

Colorado Health Facilities Authority Catholic Health Initiatives Series 2009A	5.50	7-1-2034	10,000,000	10,031,500

Colorado Health Facilities Authority Catholic Health Initiatives Series 2011A	5.00	2-1-2022	3,415,000	3,604,703

Colorado Health Facilities Authority Catholic Health Initiatives Series 2011A	5.25	2-1-2031	5,150,000	5,436,186

Colorado Health Facilities Authority Christian Living Neighborhoods Project	4.00	1-1-2020	450,000	454,095

				19,526,484

Tax Revenue: 0.15%

Centerra CO Metropolitan District #1 Series 2017 144A	5.00	12-1-2021	1,440,000	1,519,286

Centerra CO Metropolitan District #1 Series 2017 144A	5.00	12-1-2022	1,940,000	2,079,292

				3,598,578

				36,723,049

Connecticut: 3.00%

Education Revenue: 0.42%

Connecticut HEFAR Yale University Issue Series A	2.05	7-1-2035	7,000,000	7,102,480

Connecticut HEFAR Yale University Issue Series A-2	2.00	7-1-2042	1,500,000	1,521,570

Connecticut State Higher Education Supplemental Loan Authority AMT Chelsea Loan Progam Series B	5.00	11-15-2026	750,000	891,203

Connecticut State Higher Education Supplemental Loan Authority AMT Chelsea Loan Progam Series B	5.00	11-15-2027	500,000	602,565

				10,117,818

GO Revenue: 0.40%

Connecticut Series D (SIFMA Municipal Swap +0.92%) ±	2.82	9-15-2019	3,345,000	3,349,415

Hamden CT Refunding Bond	5.00	8-15-2019	1,835,000	1,842,927

Hartford CT Series A	5.00	4-1-2027	1,650,000	1,835,460

Hartford CT Series A	5.00	4-1-2025	2,500,000	2,792,225

				9,820,027

Health Revenue: 0.02%

Connecticut HEFA Bridgeport Hospital Series D	5.00	7-1-2020	500,000	519,030

Housing Revenue: 0.40%

Meriden CT Multifamily Housing Yale Acres Project	1.73	8-1-2022	9,635,000	9,651,380

Wells Fargo Strategic Municipal Bond Fund  |  13

Portfolio of investments—June 30, 2019

	Interest rate	Maturity date	Principal	Value
Miscellaneous Revenue: 0.11%

Connecticut Series A (SIFMA Municipal Swap +0.75%) ±	2.65%	3-1-2021	$2,700,000	$2,711,610

Tax Revenue: 1.65%

Connecticut State Special Tax Obligation Revenue Transportation Infrastructure Purpose	5.00	10-1-2030	3,000,000	3,689,640

Connecticut State Special Tax Obligation Revenue Transportation Infrastructure Purpose	5.00	10-1-2031	9,000,000	11,006,550

Connecticut State Special Tax Obligation Revenue Transportation Infrastructure Purpose	5.00	10-1-2032	5,000,000	6,093,300

Connecticut State Special Tax Obligation Revenue Transportation Infrastructure Purpose Series A	5.00	8-1-2029	16,280,000	19,082,276

				39,871,766

				72,691,631

Delaware: 0.09%

Education Revenue: 0.09%

Delaware EDA Odyssey Charter School Project Series A 144A	6.25	9-1-2025	1,960,000	2,081,990

District of Columbia: 0.24%

Housing Revenue: 0.24%

District of Columbia HFA Hilltop Apartments Project Series 2017	1.94	1-1-2021	5,850,000	5,860,881

Florida: 3.25%

Education Revenue: 0.20%

Capital Trust Agency Educational Facilities Renaissance Charter School Incorporated Projects Series 2017A 144A	4.38	6-15-2027	1,345,000	1,380,885

Capital Trust Agency Educational Facilities Renaissance Charter School Incorporated Projects Series A 144A	4.00	6-15-2029	2,410,000	2,442,125

Miami-Dade County FL IDA Youth Charter Schools Project Series 2015A 144A	5.00	9-15-2025	900,000	934,425

				4,757,435

Health Revenue: 2.01%

Florida Tender Option Bond Trust Receipts/Certificates Series 2018-XG0173 (Credit Suisse LIQ) 144Aø	2.00	10-1-2025	5,000,000	5,000,000

Highlands County FL Health Facilities Authority Adventist Health System Series A ø	1.85	11-15-2037	10,000,000	10,000,000

Jacksonville FL HCFR Baptist Health Series D ø	1.85	8-1-2036	3,615,000	3,615,000

Jacksonville FL HCFR Baptist Health Series E ø	1.85	8-1-2036	4,455,000	4,455,000

Lakeland FL Hospital System Lakeland Regional Health System	5.00	11-15-2022	4,495,000	4,845,610

Orange County FL Health Facilities Authority Nemours Foundaton Series B (Northern Trust Company LOC) ø	1.83	1-1-2039	19,325,000	19,325,000

Sarasota County FL Health Facilities Authority Village on the Isle Project	4.00	1-1-2020	1,485,000	1,497,489

				48,738,099

Housing Revenue: 0.26%

Palm Beach County FL Atlantic University Housing Series A 144A	5.00	4-1-2029	740,000	834,875

University of West Florida Foundation Incorporated Dormitory Series A	5.00	6-1-2020	1,210,000	1,246,373

University of West Florida Foundation Incorporated Dormitory Series A	5.00	6-1-2021	1,265,000	1,344,746

University of West Florida Foundation Incorporated Dormitory Series A	5.00	6-1-2022	1,325,000	1,450,120

University of West Florida Foundation Incorporated Dormitory Series A	5.00	6-1-2023	1,190,000	1,338,322

				6,214,436

14  |  Wells Fargo Strategic Municipal Bond Fund

Portfolio of investments—June 30, 2019

	Interest rate	Maturity date	Principal	Value
Industrial Development Revenue: 0.09%

Florida Development Finance Corporation 144A	5.00%	5-1-2029	$2,000,000	$2,182,220

Miscellaneous Revenue: 0.13%

Florida Village Community Development District #10 Special Assignment	5.13	5-1-2024	2,275,000	2,447,536

Wildwood FL Village Community Development District #12 Series 2016	2.88	5-1-2021	660,000	665,920

				3,113,456

Resource Recovery Revenue: 0.15%

Florida Development Finance Corporation Solid Waste AMT Pro USA Incorporated 144A	5.00	8-1-2029	3,500,000	3,707,620

Transportation Revenue: 0.39%

Florida Development Finance Corporation Surface Series T	1.90	1-1-2049	8,400,000	8,401,092

Miami-Dade County FL Expressway Authority Toll System (AGM Insured, Citibank NA LIQ) 144Aø	2.10	2-1-2020	1,050,000	1,050,000

				9,451,092

Water & Sewer Revenue: 0.02%

Charlotte County FL Industrial Development Authority Town & Country Utilities System Project 144A	5.00	10-1-2029	500,000	539,905

				78,704,263

Georgia: 4.09%

Education Revenue: 0.06%

Georgia Private Colleges & Universities Authority	5.00	10-1-2019	1,325,000	1,335,468

Health Revenue: 0.87%

Gainesville & Hall Counties GA Development Authority Senior Living Facilities Lanier Village Series B (AGC Insured, TD Bank NA SPA) ø	2.05	11-15-2033	15,000,000	15,000,000

Gainesville & Hall Counties GA Hospital Authority Health System Project Series B (SIFMA Municipal Swap +0.95%) ±	2.85	8-15-2035	6,000,000	6,001,560

				21,001,560

Transportation Revenue: 0.08%

Georgia Road & Tollway Authority I-75 S Express Lanes Project Series A 144A¤	0.00	6-1-2024	2,500,000	1,901,200

Utilities Revenue: 3.08%

Bartow County GA Development Authority	2.75	12-1-2032	4,500,000	4,615,155

Burke County GA Development Authority Georgia Power Company Plant Vogtle Project	2.25	10-1-2032	1,500,000	1,513,170

Burke County GA Development Authority Georgia Power Company Plant Vogtle Project First Series 2012	1.85	12-1-2049	3,000,000	3,000,630

Burke County GA Development Authority Oglethorpe Power Corporation Vogtle Project Series E	3.25	11-1-2045	3,000,000	3,106,410

Burke County GA Development Authority Oglethorpe Power Corporation Vogtle Project Series F	3.00	11-1-2045	14,955,000	15,237,799

Floyd County GA PCR Georgia Power Company Plant Hammond Project	2.35	7-1-2022	8,875,000	8,961,798

Main Street Natural Gas Incorporated Georgia Gas Project Series B	4.00	8-1-2049	10,000,000	11,093,100

Main Street Natural Gas Incorporated Georgia Gas Project Series C	4.00	8-1-2048	14,485,000	15,825,297

Main Street Natural Gas Incorporated Georgia Gas Project Subordinate Bond Series A (Royal Bank of Canada LIQ)	4.00	4-1-2048	2,640,000	2,875,013

Main Street Natural Gas Incorporated Georgia Gas Project Subordinate Bond Series B (1 Month LIBOR +0.75%) ±	2.39	4-1-2048	4,700,000	4,648,817

Wells Fargo Strategic Municipal Bond Fund  |  15

Portfolio of investments—June 30, 2019

	Interest rate	Maturity date	Principal	Value
Utilities Revenue (continued)

Monroe County GA Development Authority Pollution Control Gulf Power Company Plant Scherer Project	1.40%	6-1-2049	$3,750,000	$3,747,638

				74,624,827

				98,863,055

Guam: 0.04%

Water & Sewer Revenue: 0.04%

Guam Government Waterworks Authority Water & Wastewater System Series 2014A	5.00	7-1-2020	1,000,000	1,028,470

Hawaii: 0.39%

Health Revenue: 0.39%

Hawaii Department of Budget & Finance Queens Health System Series B (SIFMA Municipal Swap +0.45%) ±	2.35	7-1-2039	9,325,000	9,325,000

Illinois: 17.12%

Airport Revenue: 1.84%

Chicago IL Midway Airport Second Lien Refunding Bonds Series 2013A	5.50	1-1-2027	3,925,000	4,429,009

Chicago IL Midway Airport Second Lien Refunding Bonds Series 2014A	5.00	1-1-2026	7,000,000	7,943,810

Chicago IL Midway Airport Second Lien Refunding Bonds Series 2014A	5.00	1-1-2030	4,925,000	5,532,450

Chicago IL O’Hare International Airport AMT Passenger Facility Charge Refunding Bonds Series B	5.00	1-1-2032	5,125,000	5,500,099

Chicago IL O’Hare International Airport Senior Lien Bonds Series 2015 C	5.00	1-1-2022	695,000	751,705

Chicago IL O’Hare International Airport Senior Lien Bonds Series 2015 D	5.00	1-1-2021	500,000	526,425

Chicago IL O’Hare International Airport Senior Lien Refunding Bonds Series 2013A	5.00	1-1-2026	2,690,000	2,983,156

Chicago IL O’Hare International Airport Senior Lien Refunding Bonds Series 2015A	5.00	1-1-2028	10,000,000	11,510,300

Chicago IL O’Hare International Airport Senior Lien Refunding Bonds Series 2017D	5.00	1-1-2025	1,700,000	1,977,763

Chicago IL O’Hare International Airport Customer Facility Charge	5.25	1-1-2023	1,350,000	1,513,890

Chicago IL O’Hare International Airport Customer Facility Charge	5.25	1-1-2024	1,665,000	1,883,498

				44,552,105

GO Revenue: 6.00%

Bensenville IL Series B (AGM Insured)	5.00	12-30-2025	435,000	467,986

Berwyn IL Series A	5.00	12-1-2028	3,000,000	3,360,810

Chicago IL Board of Education Unlimited Tax General Obligation Refunding Bonds Series 2018A (AGM Insured)	5.00	12-1-2024	3,000,000	3,410,820

Chicago IL CAB City Colleges (National Insured) ¤	0.00	1-1-2027	7,720,000	6,164,497

Chicago IL CAB City Colleges (National Insured) ¤	0.00	1-1-2024	9,800,000	8,682,408

Chicago IL Park District General Obligation Limited Series A	5.00	1-1-2022	400,000	427,376

Chicago IL Park District General Obligation Limited Series A	5.00	1-1-2023	800,000	875,328

Chicago IL Park District General Obligation Limited Series A	5.00	1-1-2024	550,000	615,439

Chicago IL Park District General Obligation Limited Series A	5.00	1-1-2025	625,000	707,206

Chicago IL Park District General Obligation Limited Series C	5.00	1-1-2022	1,000,000	1,068,440

Chicago IL Park District General Obligation Limited Series C	5.00	1-1-2023	1,000,000	1,094,160

Chicago IL Park District General Obligation Limited Series C	5.00	1-1-2024	410,000	458,782

Chicago IL Park District Harbor Facilities Series D	5.00	1-1-2022	1,645,000	1,757,584

Chicago IL Park District Harbor Facilities Series D	5.00	1-1-2023	1,175,000	1,285,638

Chicago IL Park District Limited Tax Series B	5.00	1-1-2022	4,675,000	4,994,957

Chicago IL Park District Unlimited Tax Series E	5.00	11-15-2022	1,235,000	1,347,299

16  |  Wells Fargo Strategic Municipal Bond Fund

Portfolio of investments—June 30, 2019

	Interest rate	Maturity date	Principal	Value
GO Revenue (continued)

Chicago IL Park District Unlimited Tax Series E	5.00%	11-15-2023	$1,295,000	$1,445,013

Chicago IL Series C	5.00	1-1-2021	1,000,000	1,053,000

Chicago IL Series C	5.00	1-1-2022	2,250,000	2,381,153

Chicago IL Series C	5.00	1-1-2023	2,500,000	2,688,950

Chicago IL Series G (Ambac Insured)	5.00	12-1-2024	910,000	913,576

Cook County IL Community Consolidated School District #15 Palatine	5.00	12-1-2026	2,040,000	2,425,417

Cook County IL Refunding Bonds Series 2010 G	5.00	11-15-2026	1,000,000	1,042,070

Cook County IL School District #123 Oak Lawn CAB (National Insured) ¤	0.00	12-1-2021	1,090,000	1,040,111

Cook County IL School District #153 Homewood Series A (AGM Insured) ¤	0.00	12-15-2023	1,225,000	1,111,798

Cook County IL School District #227 Rich Township Refunding School Bonds Series 2015	3.00	12-1-2024	965,000	999,923

Cook County IL School District #99 Cicero Limited Tax (Build America Mutual Assurance Company Insured) %%	5.00	12-1-2026	3,030,000	3,585,793

Cook County IL School District #99 Cicero Limited Tax (Build America Mutual Assurance Company Insured) %%	5.00	12-1-2027	2,950,000	3,526,401

Cook County IL School District #99 Cicero Limited Tax (Build America Mutual Assurance Company Insured) %%	5.00	12-1-2028	2,285,000	2,759,160

Cook County IL Series A	5.00	11-15-2021	2,250,000	2,417,310

Cook County IL Series A	5.25	11-15-2022	10,040,000	10,525,936

Cook County IL Series A	5.25	11-15-2022	1,000,000	1,090,660

DeKalb & Kane Counties IL Community Unit School District #427 Sycamore Prerefunded Bond Balance CAB (AGM Insured) ¤	0.00	1-1-2024	455,000	422,963

DeKalb & Kane Counties IL Community Unit School District #427 Sycamore Unrefunded Bond Balance CAB (AGM Insured) ¤	0.00	1-1-2024	5,175,000	4,654,550

Decatur IL Macon County General Obligation Refunding Bonds Series 2013	5.00	3-1-2024	1,405,000	1,541,931

Decatur IL Macon County School District #061 Series 2011A (AGM Insured)	5.25	1-1-2026	715,000	752,337

Decatur IL Macon County School District #061 Series 2011A (AGM Insured)	5.25	1-1-2027	1,495,000	1,572,351

DuPage & Cook Counties IL Township High School District #86 Hinsdale %%	4.00	1-15-2034	2,815,000	3,137,993

Grundy, Kendall & Will Counties IL Community School District Number 201 Series 2010B	5.25	10-15-2026	2,000,000	2,020,520

Illinois State Series 2012	5.00	3-1-2028	6,000,000	6,363,840

Illinois State Series A	5.00	4-1-2023	3,500,000	3,841,285

Kane, Cook & DuPage Counties IL School District #46 Elgin Series 2015A	5.00	1-1-2028	1,555,000	1,755,517

Kane, Cook & DuPage Counties IL School District #46 Elgin Series 2015D	5.00	1-1-2032	1,025,000	1,145,376

Kane, Cook & DuPage Counties IL School District #46 Elgin Unrefunded Bond Balance Series 2012B	4.50	1-1-2025	4,295,000	4,558,584

Kane, Cook & DuPage Counties IL School District #46 Prerefunded CAB Series B (Ambac Insured) ¤	0.00	1-1-2021	510,000	498,642

Kane, Cook & DuPage Counties IL School District #46 Unrefunded CAB Series B (Ambac Insured) ¤	0.00	1-1-2021	595,000	579,828

Madison-Macoupin Etc Counties IL Community College District #536 Series A (Build America Mutual Assurance Company Insured)	5.00	11-1-2025	1,620,000	1,849,748

Madison-Macoupin Etc Counties IL Community College District #536 Series A (Build America Mutual Assurance Company Insured)	5.00	11-1-2026	1,410,000	1,605,680

Rockford IL Waterworks System Series B (Build America Mutual Assurance Company Insured)	5.00	12-15-2020	1,000,000	1,047,590

Rockford IL Waterworks System Series B (Build America Mutual Assurance Company Insured)	5.00	12-15-2021	1,015,000	1,088,760

Rockford IL Waterworks System Series B (Build America Mutual Assurance Company Insured)	5.00	12-15-2022	1,065,000	1,172,150

Waukegan IL Series 2015A (AGM Insured)	5.00	12-30-2031	1,000,000	1,137,500

Will County IL Lincoln-Way Community High School District #210	4.00	1-1-2022	1,630,000	1,630,880

Will County IL Lincoln-Way Community High School District #210 Unrefunded CAB (AGM Insured) ¤	0.00	1-1-2021	2,185,000	2,108,547

Wells Fargo Strategic Municipal Bond Fund  |  17

Portfolio of investments—June 30, 2019

	Interest rate	Maturity date	Principal	Value
GO Revenue (continued)

Will County IL Lincoln-Way Community High School District #210 Unrefunded CAB (AGM Insured) ¤	0.00%	1-1-2025	$14,385,000	$12,426,914

Will County IL Lincoln-Way Community High School District #210 Unrefunded CAB (AGM Insured) ¤	0.00	1-1-2026	8,295,000	6,930,970

Will County IL School District #114 Manhattan CAB Series C (National Insured) ¤	0.00	12-1-2021	1,055,000	998,325

Winnebago & Boone Counties IL School District #205 Series A ¤	0.00	2-1-2021	1,305,000	1,262,744

Winnebago & Boone Counties IL School District #205 Series B ¤	0.00	2-1-2021	3,400,000	3,289,908

				145,120,434

Health Revenue: 0.24%

Illinois Finance Authority Ascension Health Alliance Senior Credit Group Bonds Series A	5.00	11-15-2027	1,000,000	1,078,970

Illinois Finance Authority Friendship Village of Schaumburg Series 2017	5.00	2-15-2021	2,555,000	2,578,583

Illinois Finance Authority Rosalind Franklin University of Medicine & Science Series A	3.25	2-15-2022	380,000	382,291

Illinois State Finance Authority Revenue Bonds Series 2014	5.00	8-1-2038	1,520,000	1,692,900

				5,732,744

Housing Revenue: 0.04%

Housing Development Authority Illinois Homeowner Mortgage 2016 Series C	2.90	8-1-2031	1,000,000	1,017,400

Miscellaneous Revenue: 1.21%

Chicago IL Transit Authority Capital Grant Receipts Refunding Bond Series 2011 (AGM Insured)	5.25	6-1-2024	4,450,000	4,753,001

Illinois Refunding Bonds Series 2012 (AGM Insured)	5.00	8-1-2020	5,050,000	5,233,164

Illinois Refunding Bonds Series 2016	5.00	2-1-2026	7,000,000	7,956,620

Illinois State Series 2012	5.00	8-1-2021	5,620,000	5,970,519

Illinois State Series 2013 (AGM Insured)	5.00	7-1-2023	4,875,000	5,410,909

				29,324,213

Tax Revenue: 6.54%

Chicago IL Motor Fuel Tax Refunding Bonds Series 2013	5.00	1-1-2021	1,450,000	1,500,127

Chicago IL Motor Fuel Tax Refunding Bonds Series 2013	5.00	1-1-2022	1,810,000	1,906,292

Chicago IL Motor Fuel Tax Refunding Bonds Series 2013	5.00	1-1-2023	2,400,000	2,565,648

Chicago IL Motor Fuel Tax Refunding Bonds Series 2013	5.00	1-1-2024	2,475,000	2,687,231

Chicago IL Motor Fuel Tax Refunding Bonds Series 2013	5.00	1-1-2025	1,000,000	1,078,920

Chicago IL Series A	5.00	1-1-2029	5,000,000	5,090,150

Chicago IL Tax Increment Bond Pilson Redevelopment Project Series A	5.00	6-1-2022	1,635,000	1,782,886

Chicago IL Transit Authority Sales Tax Receipts Series 2011	5.25	12-1-2036	17,415,000	18,484,107

Chicago lL Series A	5.00	1-1-2022	3,000,000	3,054,090

Illinois Regional Transportation Authority Series A (AGM Insured)	5.25	6-1-2024	9,995,000	11,649,572

Illinois Sales Tax First Series (National Insured)	6.00	6-15-2024	515,000	597,251

Illinois Sales Tax First Series (National Insured)	6.00	6-15-2025	8,165,000	9,701,245

Illinois Sales Tax Series of June 2013	5.00	6-15-2026	9,100,000	9,926,007

Illinois Sports Facilities Authority Series 2014	5.00	6-15-2022	3,395,000	3,578,873

Illinois Sports Facilities Authority Series 2014	5.00	6-15-2023	3,220,000	3,448,845

Illinois Sports Facilities Authority Series 2014	5.00	6-15-2024	4,130,000	4,481,133

Illinois Sports Facilities Authority State Tax Supported CAB (Ambac Insured) ¤	0.00	6-15-2022	3,795,000	3,496,182

Illinois Sports Facilities Authority State Tax Supported CAB (Ambac Insured) ¤	0.00	6-15-2026	1,740,000	1,396,089

Metropolitan Pier & Exposition Authority CAB McCormick Place Project Series A (National Insured) ¤	0.00	12-15-2022	1,390,000	1,286,181

18  |  Wells Fargo Strategic Municipal Bond Fund

Portfolio of investments—June 30, 2019

	Interest rate	Maturity date	Principal	Value
Tax Revenue (continued)

Metropolitan Pier & Exposition Authority McCormick Place Expansion Project Series B	5.00%	12-15-2028	$19,090,000	$20,344,595

Metropolitan Pier & Exposition Authority McCormick Place Project Callable Bond Series B	5.00	12-15-2022	11,520,000	11,558,246

Metropolitan Pier & Exposition Authority Prerefunded Bond (National Insured) ¤	0.00	12-15-2023	20,000	18,622

Metropolitan Pier & Exposition Authority Prerefunded Bond (National Insured)	5.70	6-15-2025	220,000	249,586

Metropolitan Pier & Exposition Authority Unrefunded Bond (National Insured) ¤	0.00	12-15-2023	845,000	760,525

Metropolitan Pier & Exposition Authority Unrefunded Bond (National Insured)	5.70	6-15-2025	780,000	861,799

Sales Tax Securitization Corporation Series 2017A	5.00	1-1-2026	4,815,000	5,601,193

Sales Tax Securitization Corporation Series 2017A	5.00	1-1-2028	4,015,000	4,799,089

St. Charles, Kane & DuPage Counties IL Series 2016	4.00	1-1-2020	760,000	763,868

St. Charles, Kane & DuPage Counties IL Series 2016	4.00	1-1-2021	790,000	800,902

St. Charles, Kane & DuPage Counties IL Series 2016	4.00	1-1-2022	820,000	831,488

St. Charles, Kane & DuPage Counties IL Series 2016	4.00	1-1-2023	855,000	868,116

St. Charles, Kane & DuPage Counties IL Series 2016	4.00	1-1-2024	885,000	898,638

St. Charles, Kane & DuPage Counties IL Series 2016	4.00	1-1-2025	925,000	935,471

Tender Option Bond Trust Receipts/Certificates Series 2018-YX1099 (Barclays Bank plc LIQ) 144Aø	2.10	1-1-2035	21,365,000	21,365,000

				158,367,967

Tobacco Revenue: 0.84%

Railsplitter Tobacco Settlement Authority	5.00	6-1-2023	18,000,000	20,207,160

Water & Sewer Revenue: 0.41%

Chicago IL Wastewater Transmission Series B (AGM Insured)	5.00	1-1-2031	3,140,000	3,703,002

Chicago IL Waterworks Second Lien	5.00	11-1-2028	2,560,000	3,012,403

Chicago IL Waterworks Second Lien Series 2017-2 (AGM Insured)	5.00	11-1-2030	2,620,000	3,131,241

				9,846,646

				414,168,669

Indiana: 0.98%

Health Revenue: 0.01%

Indiana HFFA Ancilla System Incorporated (National Insured)	5.25	7-1-2022	240,000	240,643

Housing Revenue: 0.70%

Indiana Housing and CDA Affordable Assisted Living Project Series 2017	1.80	12-1-2019	17,030,000	17,030,000

Industrial Development Revenue: 0.13%

Whiting IN BP Products North America Incorporated Project	1.85	6-1-2044	3,000,000	3,002,310

Miscellaneous Revenue: 0.14%

Michigan IN City School Building Corporation Series 2016A	5.00	1-15-2025	1,000,000	1,157,750

Westfield-Washington IN Multi-School Building Corporation First Mortgage Series B 144A	1.50	1-15-2022	2,250,000	2,229,908

				3,387,658

				23,660,611

Wells Fargo Strategic Municipal Bond Fund  |  19

Portfolio of investments—June 30, 2019

	Interest rate	Maturity date	Principal	Value
Iowa: 0.41%

GO Revenue: 0.37%

Coralville IA Taxable-Annual Appropriation Series 2018E	7.00%	6-1-2025	$8,485,000	$8,905,941

Industrial Development Revenue: 0.04%

Iowa Finance Authority Midwestern Disaster Area Project (Korea Development Bank LOC) ø	2.40	4-1-2022	1,000,000	1,000,000

				9,905,941

Kansas: 0.44%

Tax Revenue: 0.44%

Wyandotte County & Kansas City KS Special Obligation Refunding & Improvement Bonds Plaza Redevelopment Project	4.00	12-1-2028	725,000	742,719

Wyandotte County & Kansas City KS Special Obligation Vacation Village Project Area 4 Major Multi-Sport Athletic Complex Project CAB Series 2015 144A¤	0.00	9-1-2034	25,070,000	9,941,007

				10,683,726

Kentucky: 0.96%

Education Revenue: 0.19%

Columbia KY Educational Development Lindsey Wilson College Incorporated Project	3.00	12-1-2024	4,530,000	4,532,174

Health Revenue: 0.13%

Kentucky EDFA Healthcare Facilities Rosedale Green Project Series 2015	3.00	11-15-2019	350,000	349,703

Kentucky EDFA Healthcare Facilities Rosedale Green Project Series 2015	3.35	11-15-2020	335,000	334,678

Kentucky EDFA Healthcare Facilities Rosedale Green Project Series 2015	5.00	11-15-2025	1,500,000	1,568,310

Kentucky EDFA Norton Healthcare Incorporated Series B (National Insured) ¤	0.00	10-1-2022	1,000,000	930,670

				3,183,361

Utilities Revenue: 0.64%

Kentucky Public Energy Authority Gas Supply Series A-1	4.00	12-1-2049	3,870,000	4,267,565

Kentucky Public Energy Authority Gas Supply Series B	4.00	1-1-2049	10,200,000	11,255,088

				15,522,653

				23,238,188

Louisiana: 2.12%

Airport Revenue: 0.21%

New Orleans LA Aviation Board General North Terminal Project Series A	5.00	1-1-2032	1,000,000	1,145,890

New Orleans LA Aviation Board Gulf Opportunity Zone Controlled Foreign Corporation Revenue Refunding Consolidated Rental Car Project (AGM Insured)	5.00	1-1-2031	1,250,000	1,509,688

New Orleans LA Aviation Board Gulf Opportunity Zone Controlled Foreign Corporation Revenue Refunding Consolidated Rental Car Project (AGM Insured)	5.00	1-1-2032	2,000,000	2,402,620

				5,058,198

Education Revenue: 0.30%

Louisiana Public Facilities Authority Loyola University Project Series 2011	5.25	10-1-2025	2,815,000	3,004,421

Louisiana Public Facilities Authority Loyola University Project Series 2017 ¤	0.00	10-1-2020	1,000,000	971,140

Louisiana Public Facilities Authority Loyola University Project Series 2017 ¤	0.00	10-1-2021	1,950,000	1,845,812

Louisiana Public Facilities Authority Loyola University Project Series 2017 ¤	0.00	10-1-2022	1,500,000	1,399,605

				7,220,978

20  |  Wells Fargo Strategic Municipal Bond Fund

Portfolio of investments—June 30, 2019

	Interest rate	Maturity date	Principal	Value
Health Revenue: 0.41%

Louisiana Tender Option Bond Trust Receipts/Floater Certificates Series 2018-BAML7002 (Bank of America NA LOC, Bank of America NA LIQ) 144Aø	1.94%	9-1-2057	$10,000,000	$10,000,000

Housing Revenue: 1.20%

Louisiana Housing Corporation Harmony Garden Estates Project Series 2017%%	1.86	12-1-2020	13,500,000	13,500,000

Louisiana Housing Corporation The Meadows at Nicholson Project Series 2017	1.83	5-1-2020	15,500,000	15,516,120

				29,016,120

				51,295,296

Maryland: 3.51%

Education Revenue: 0.12%

Prince George’s County MD Chesapeake Lighthouse Charter School Project Series 2015 144A	5.25	8-1-2022	1,465,000	1,499,178

Prince George’s County MD Chesapeake Lighthouse Charter School Project Series 2016	5.00	8-1-2026	1,335,000	1,370,151

				2,869,329

GO Revenue: 0.76%

Prince George’s County MD Consolidated Public Improvement Bonds Series C	4.00	8-1-2027	3,890,000	4,267,408

Prince George’s County MD Consolidated Public Improvement Bonds Series C	4.00	8-1-2028	12,960,000	14,189,126

				18,456,534

Health Revenue: 0.16%

Rockville MD Mayor & Council Economic Development Ingleside King Farm Project #45 Series C-3	2.50	11-1-2024	4,000,000	4,000,920

Housing Revenue: 1.76%

Maryland CDA Department of Housing & Community Multifamily Development Headen House Series B	2.45	3-1-2021	19,500,000	19,603,155

Maryland CDA Department of Housing & Community Multifamily Development Huntington Apartments Series C 144A	2.34	4-1-2021	5,000,000	5,019,200

Maryland CDA Department of Housing & Community Multifamily Development Zions Towers Series A (FHA Insured)	2.44	3-1-2020	9,000,000	9,018,180

Maryland State Administration Department of Housing & Community Development Park View at Taylor Series D	2.45	4-1-2021	8,820,000	8,864,365

				42,504,900

Miscellaneous Revenue: 0.24%

Maryland State and Local Facilities Loan Series A	4.00	8-1-2030	5,000,000	5,762,650

Tax Revenue: 0.42%

Maryland State Department of Transportation	4.00	12-15-2027	9,260,000	10,276,192

Water & Sewer Revenue: 0.05%

Baltimore MD Series A (National Insured)	5.65	7-1-2020	1,100,000	1,123,892

				84,994,417

Massachusetts: 4.35%

Education Revenue: 1.25%

Massachusetts Development Finance Agency Harvard University Series A	5.00	7-15-2033	21,715,000	26,356,581

Massachusetts Development Finance Agency Sabis International Charter School Series 2015	5.00	4-15-2025	1,000,000	1,090,780

Massachusetts Educational Financing Authority Series B	5.00	7-1-2023	2,460,000	2,761,547

				30,208,908

Wells Fargo Strategic Municipal Bond Fund  |  21

Portfolio of investments—June 30, 2019

	Interest rate	Maturity date	Principal	Value
Health Revenue: 0.67%

Massachusetts Development Finance Agency Linden Ponds Incorporated Facility 144A	4.00%	11-15-2023	$1,335,000	$1,367,521

Massachusetts Development Finance Agency Partners Healthcare System Issue Series S-3 (SIFMA Municipal Swap +0.50%) ±	2.40	7-1-2038	14,870,000	14,877,138

				16,244,659

Miscellaneous Revenue: 2.04%

Massachusetts Series A (3 Month LIBOR +0.55%) ±	2.28	11-1-2025	15,800,000	15,754,022

Massachusetts Water Pollution Abatement Trust Series 17	5.00	2-1-2031	10,000,000	11,195,200

Massachusetts Water Pollution Abatement Trust Series 17	5.00	2-1-2032	10,000,000	11,173,000

Massachusetts Water Pollution Abatement Trust Series 17	5.00	2-1-2033	10,000,000	11,158,200

				49,280,422

Tax Revenue: 0.39%

Massachusetts Bay Transportation Authority Assessment Bonds Series A	4.00	7-1-2037	9,000,000	9,454,950

				105,188,939

Michigan: 2.68%

Airport Revenue: 0.04%

Wayne County MI Airport Authority AMT Detroit Metropolitan Airport Series C	5.00	12-1-2022	1,000,000	1,052,780

Education Revenue: 0.06%

Michigan Finance Authority Series 25-A	5.00	11-1-2019	1,500,000	1,515,795

GO Revenue: 0.44%

Constantine MI Public Schools (Qualified School Board Loan Fund Insured)	5.00	5-1-2020	350,000	360,539

Constantine MI Public Schools (Qualified School Board Loan Fund Insured)	5.00	5-1-2021	1,200,000	1,279,140

Forest Hills MI Public Schools	5.00	5-1-2020	1,600,000	1,648,992

Forest Hills MI Public Schools	5.00	5-1-2021	1,600,000	1,707,328

Fraser MI Public Schools District (Qualified School Board Loan Fund Insured)	5.00	5-1-2021	1,000,000	1,065,570

Fraser MI Public Schools District (Qualified School Board Loan Fund Insured)	5.00	5-1-2022	610,000	670,274

Hudsonville MI Public Schools (Qualified School Board Loan Fund Insured)	5.00	5-1-2021	1,465,000	1,561,617

Ingham County MI Williamston Community Schools Series A (Qualified School Board Loan Fund Insured)	4.00	5-1-2024	1,025,000	1,117,465

Ingham County MI Williamston Community Schools Series A (Qualified School Board Loan Fund Insured)	4.00	5-1-2025	1,000,000	1,101,630

				10,512,555

Housing Revenue: 0.39%

Michigan Housing Development Authority Series E (3 Month LIBOR +1.00%) ±	2.81	4-1-2042	9,295,000	9,369,267

Miscellaneous Revenue: 0.29%

Michigan Finance Authority Senior Lien Distributable State Aid	5.00	11-1-2028	865,000	1,093,256

Michigan Finance Authority Senior Lien Distributable State Aid	5.00	11-1-2029	1,500,000	1,880,745

Michigan Municipal Bond Authority Local Government Loan Program Series A (Ambac Insured)	4.00	11-1-2019	55,000	55,132

Michigan Municipal Bond Authority Local Government Loan Program Series C (Ambac Insured)	4.13	5-1-2020	500,000	500,455

Michigan Municipal Bond Authority Local Government Loan Program Series C (Ambac Insured)	5.00	5-1-2023	1,900,000	1,901,995

Michigan Public Educational Facilities Authority Chandler Park Academy	6.35	11-1-2028	1,500,000	1,502,715

				6,934,298

22  |  Wells Fargo Strategic Municipal Bond Fund

Portfolio of investments—June 30, 2019

	Interest rate	Maturity date	Principal	Value
Tax Revenue: 0.60%

Michigan Finance Authority Detroit Recovery Project Series 2014F	3.40%	10-1-2020	$500,000	$506,360

Michigan Finance Authority Detroit Recovery Project Series 2014F	3.60	10-1-2021	500,000	512,720

Michigan Finance Authority Detroit Recovery Project Series 2014F	3.80	10-1-2022	500,000	521,175

Michigan Finance Authority Detroit Recovery Project Series 2014F	3.88	10-1-2023	2,500,000	2,640,300

Michigan Finance Authority Local Government Loan Program City of Detroit Financial Recovery Refunding Bond Series F	4.50	10-1-2029	5,015,000	5,416,501

Michigan Finance Authority Series 2014B	5.00	7-1-2032	3,000,000	3,306,630

Michigan Finance Authority Series H-1	5.00	10-1-2021	1,565,000	1,631,763

				14,535,449

Water & Sewer Revenue: 0.86%

Detroit MI Water & Sewage Department Series A	5.00	7-1-2022	1,000,000	1,097,960

Michigan Financial Authority Local Government Loan Program Series C7 (National Insured)	5.00	7-1-2022	2,000,000	2,193,460

Michigan Financial Authority Local Government Loan Program Series D1 (AGM Insured)	5.00	7-1-2022	2,700,000	2,983,716

Michigan Financial Authority Local Government Loan Program Series D1 (AGM Insured)	5.00	7-1-2023	2,000,000	2,275,820

Michigan Financial Authority Local Government Loan Program Series D6 (National Insured)	5.00	7-1-2022	2,080,000	2,281,198

Michigan Financial Authority Local Government Loan Program Series D6 (National Insured)	5.00	7-1-2023	3,670,000	4,136,494

Michigan Financial Authority Local Government Loan Program Series D6 (National Insured)	5.00	7-1-2024	2,130,000	2,456,082

Michigan State Financial Authority Great Lakes Water Authority Series C-3 (AGM Insured)	5.00	7-1-2031	3,000,000	3,437,310

				20,862,040

				64,782,184

Minnesota: 0.44%

Education Revenue: 0.08%

Cologne MN Charter School Lease Academy Project Series 2014A	4.00	7-1-2019	170,000	170,000

Cologne MN Charter School Lease Academy Project Series 2014A	4.00	7-1-2023	260,000	269,724

St. Paul MN Housing & RDA Charter School Hmong College Preparatory Academy Project Series A	4.75	9-1-2022	500,000	514,515

St. Paul MN Housing & RDA Charter School Hmong College Preparatory Academy Project Series A	5.00	9-1-2026	1,000,000	1,086,180

				2,040,419

Health Revenue: 0.36%

Kanabec County MN Firstlight Health Kanabec Hospital	2.75	12-1-2019	2,000,000	2,000,660

Shakopee MN Senior Housing Revenue Benedictine Living Community LLC Project 144A	5.85	11-1-2058	2,000,000	2,099,340

St. Paul MN Housing & RDA HealthEast Care System Project Series 2015A	5.25	11-15-2028	1,505,000	1,584,133

St. Paul MN Housing & RDA HealthEast Care System Project Series 2015A	5.25	11-15-2035	2,850,000	2,999,853

				8,683,986

				10,724,405

Mississippi: 2.20%

Health Revenue: 0.21%

Mississippi HFFA Baptist Health System Series A (SIFMA Municipal Swap +1.30%) ±	3.20	8-15-2036	5,000,000	5,019,250

Wells Fargo Strategic Municipal Bond Fund  |  23

Portfolio of investments—June 30, 2019

	Interest rate	Maturity date	Principal	Value
Industrial Development Revenue: 1.99%

Mississippi Business Finance Commission Gulf Opportunity Zone Chevron USA Incorporated Project Series D ø	2.00%	12-1-2030	$20,000,000	$20,000,000

Mississippi Business Finance Commission Gulf Opportunity Zone Chevron USA Incorporated Project Series E ø	2.00	12-1-2030	14,110,000	14,110,000

Mississippi Business Finance Commission Gulf Opportunity Zone Chevron USA Incorporated Project Series H ø	2.00	11-1-2035	14,000,000	14,000,000

				48,110,000

				53,129,250

Missouri: 1.02%

Health Revenue: 0.09%

Lees Summit MO IDA Senior Living Facilities Revenue Series A	5.00	8-15-2019	1,000,000	1,003,040

Lees Summit MO IDA Senior Living Facilities Revenue Series A	5.00	8-15-2020	1,075,000	1,103,853

				2,106,893

Miscellaneous Revenue: 0.64%

Branson MO IDA Branson Shoppes Series A	3.00	11-1-2019	800,000	801,592

Branson MO IDA Branson Shoppes Series A	3.00	11-1-2021	1,055,000	1,063,029

Branson MO IDA Branson Shoppes Series A	4.00	11-1-2022	350,000	362,691

Branson MO IDA Branson Shoppes Series A	4.00	11-1-2023	750,000	780,533

Kansas City MO IDA International Airport Terminal Modernization Project Series B	5.00	3-1-2028	3,000,000	3,705,420

Kansas City MO IDA International Airport Terminal Modernization Project Series B	5.00	3-1-2030	2,000,000	2,482,420

Platte County MO Riverside-Quindaro Bend Levee District Project L-385	3.00	3-1-2020	900,000	906,723

Platte County MO Riverside-Quindaro Bend Levee District Project L-385	4.00	3-1-2021	930,000	959,128

Platte County MO Riverside-Quindaro Bend Levee District Project L-385	4.00	3-1-2022	970,000	1,015,086

Platte County MO Riverside-Quindaro Bend Levee District Project L-385	4.00	3-1-2023	1,010,000	1,068,247

Platte County MO Riverside-Quindaro Bend Levee District Project L-385	5.00	3-1-2024	1,000,000	1,109,140

Platte County MO Riverside-Quindaro Bend Levee District Project L-385	5.00	3-1-2025	1,105,000	1,238,981

				15,492,990

Tax Revenue: 0.12%

Arnold MO Real Property Arnold Triangle Redevelopment Project Series A	3.75	5-1-2023	1,080,000	1,097,701

Lees Summit MO Summit Fair Project Series 2017 144A	3.50	11-1-2023	480,000	481,997

Richmond Heights MO Francis Place Redevelopment Project	5.63	11-1-2025	1,375,000	1,375,536

				2,955,234

Water & Sewer Revenue: 0.17%

Kansas City MO Sanitation Sewer System Revenue Series B	5.00	1-1-2020	400,000	407,392

Kansas City MO Sanitation Sewer System Revenue Series B	5.00	1-1-2021	575,000	606,711

Kansas City MO Sanitation Sewer System Revenue Series B	5.00	1-1-2023	805,000	904,973

Kansas City MO Sanitation Sewer System Revenue Series B	5.00	1-1-2025	810,000	961,438

Kansas City MO Sanitation Sewer System Revenue Series B	5.00	1-1-2027	700,000	867,300

Kansas City MO Sanitation Sewer System Revenue Series B	5.00	1-1-2028	275,000	346,561

				4,094,375

				24,649,492

Nebraska: 0.39%

Utilities Revenue: 0.39%

Central Plains Energy Nebraska Gas Project #3	5.00	9-1-2025	3,290,000	3,815,874

24  |  Wells Fargo Strategic Municipal Bond Fund

Portfolio of investments—June 30, 2019

	Interest rate	Maturity date	Principal	Value
Utilities Revenue (continued)

Central Plains Energy Nebraska Gas Project #3	5.00%	9-1-2026	$3,750,000	$4,422,113

Central Plains Energy Nebraska Gas Project #3	5.00	9-1-2027	1,000,000	1,197,270

				9,435,257

New Hampshire: 0.40%

Health Revenue: 0.40%

New Hampshire Covenant Health Systems Series B	5.00	7-1-2028	6,400,000	6,446,592

New Hampshire HEFA Hillside Village Issue Series 2017C 144A	3.50	7-1-2022	3,350,000	3,353,216

				9,799,808

New Jersey: 4.27%

Airport Revenue: 0.22%

South Jersey NJ Port Corporation Marine Terminal Series R	4.00	1-1-2022	1,600,000	1,663,616

South Jersey NJ Port Corporation Marine Terminal Series S-2	5.00	1-1-2023	1,665,000	1,813,918

South Jersey NJ Port Corporation Marine Terminal Series S-2	5.00	1-1-2024	1,750,000	1,943,603

				5,421,137

Education Revenue: 0.32%

New Jersey Higher Education Student Assistance Authority Series 2014-1A-1	5.00	12-1-2021	2,250,000	2,421,495

New Jersey Higher Education Student Assistance Authority Series 2017-1B	5.00	12-1-2020	2,250,000	2,353,185

New Jersey Higher Education Student Assistance Authority Series 2017-1B	5.00	12-1-2021	2,815,000	3,029,559

				7,804,239

GO Revenue: 0.02%

Paterson NJ General Improvement (AGM Insured)	5.00	6-15-2020	400,000	400,848

Health Revenue: 0.41%

Tender Option Bond Trust Receipts/Floater Certificates Series 2016-XG0047 (AGC Insured, Deutsche Bank LIQ) 144Aø	2.00	7-1-2038	10,000,000	10,000,000

Housing Revenue: 0.42%

New Jersey Housing & Mortgage Finance Agency Multifamily Series C	2.41	10-1-2021	10,000,000	10,100,900

Industrial Development Revenue: 0.12%

New Jersey EDA Elite Pharmaceuticals Project Series A	6.50	9-1-2030	375,000	345,428

New Jersey EDA The Goethals Bridge Replacement Project	5.00	7-1-2020	500,000	515,795

New Jersey EDA The Goethals Bridge Replacement Project	5.00	1-1-2021	585,000	612,179

New Jersey EDA The Goethals Bridge Replacement Project	5.00	7-1-2021	900,000	955,341

New Jersey EDA The Goethals Bridge Replacement Project	5.00	1-1-2023	400,000	441,888

				2,870,631

Miscellaneous Revenue: 1.43%

New Jersey EDA Motor Vehicle Surcharge Revenue Refunding Bond Series A	3.13	7-1-2029	6,000,000	6,048,300

New Jersey EDA Motor Vehicle Surcharge Revenue Refunding Bond Series A	3.38	7-1-2030	9,705,000	9,838,638

New Jersey EDA School Facilities Construction Project Prerefunded Bond Series EE	5.50	9-1-2021	2,025,000	2,160,695

New Jersey EDA School Facilities Construction Project Series EE	5.25	9-1-2025	1,800,000	1,905,264

New Jersey EDA School Facilities Construction Project Series K (Ambac Insured)	5.25	12-15-2020	3,000,000	3,150,390

New Jersey EDA School Facilities Construction Project Series NN (AGM Insured)	5.00	3-1-2024	1,645,000	1,816,310

New Jersey EDA School Facilities Construction Refunding Bond Project Series I (SIFMA Municipal Swap +1.25%) ±	3.15	9-1-2025	4,500,000	4,437,360

Wells Fargo Strategic Municipal Bond Fund  |  25

Portfolio of investments—June 30, 2019

	Interest rate	Maturity date	Principal	Value
Miscellaneous Revenue (continued)

New Jersey TTFA Series A	5.00%	6-15-2022	$4,815,000	$5,115,360

				34,472,317

Tax Revenue: 0.03%

New Jersey EDA School Facilities Construction Project Unrefunded Bond Series EE	5.50	9-1-2021	750,000	795,810

Transportation Revenue: 1.30%

New Jersey TTFA CAB Series A ¤	0.00	12-15-2026	12,000,000	9,731,520

New Jersey TTFA Series A	5.25	12-15-2020	1,900,000	1,995,798

New Jersey TTFA Series A	5.25	6-15-2022	2,785,000	2,972,041

New Jersey TTFA Series AA	5.00	6-15-2023	4,665,000	5,208,193

New Jersey TTFA Series AA	5.00	6-15-2023	1,350,000	1,467,734

New Jersey TTFA Series B	5.00	6-15-2020	2,150,000	2,216,349

New Jersey TTFA Series D	5.00	12-15-2023	6,960,000	7,864,382

				31,456,017

				103,321,899

New Mexico: 0.71%

Utilities Revenue: 0.71%

New Mexico Municipal Energy Acquisition Authority Gas Supply Subordinate Bond Series B (1 Month LIBOR +0.75%) (Royal Bank of Canada SPA) ±	2.39	11-1-2039	17,100,000	17,100,000

New York: 7.33%

Airport Revenue: 1.56%

Port Authority of New York & New Jersey Consolidated Bonds 172 Series	5.00	10-1-2027	5,000,000	5,457,000

Port Authority of New York & New Jersey Consolidated Bonds 185 Series	5.00	9-1-2028	5,000,000	5,821,250

Port Authority of New York & New Jersey Consolidated Bonds 207 Series	5.00	9-15-2027	21,270,000	26,596,859

				37,875,109

Education Revenue: 0.33%

Albany NY IDA Foundation State University Project Series A ø	2.30	7-1-2032	2,520,000	2,520,000

Build New York City Resource Corporation Bronx Charter School for International Cultures & Arts Series A	3.88	4-15-2023	800,000	820,912

Hempstead Town NY Local Development Corporation Academy Charter School Project Series A	5.45	2-1-2027	2,880,000	2,992,090

Hempstead Town NY Local Development Corporation Academy Charter School Project Series A	6.47	2-1-2033	1,435,000	1,555,655

				7,888,657

Health Revenue: 0.30%

Monroe County NY Industrial Development Corporation Unity Hospital Rochester Project (FHA Insured)	4.20	8-15-2025	7,195,000	7,209,390

Housing Revenue: 0.59%

East Rochester NY Housing Authority Home Good Sheperd Project Series A (Royal Bank of Scotland LOC) ø	2.05	12-1-2036	2,480,000	2,480,000

New York HFA Affordable Housing Project Series M (GNMA/FNMA/FHLMC Insured)	2.00	5-1-2021	9,375,000	9,446,625

New York HFA Affordable Housing Project Series M (GNMA/FNMA/FHLMC Insured)	2.00	5-1-2021	2,250,000	2,271,263

				14,197,888

26  |  Wells Fargo Strategic Municipal Bond Fund

Portfolio of investments—June 30, 2019

	Interest rate	Maturity date	Principal	Value
Industrial Development Revenue: 0.53%

New York Transportation Development Corporation Special Facilities Bonds Series 2018	5.00%	1-1-2025	$11,030,000	$12,713,730

Miscellaneous Revenue: 1.03%

New York Tender Option Bond Trust Receipts/Floater Certificates Series 2019-BAML3002 (Bank of America NA LIQ) 144Aø	1.98	1-15-2056	25,000,000	25,000,000

Tax Revenue: 0.74%

New York NY Transitional Finance Authority Future Tax Secured Fiscal 2019 Subordinate Series A-4 (JPMorgan Chase & Company SPA) ø	1.95	8-1-2045	10,490,000	10,490,000

New York Metropolitan Transportation Authority Dedicated Tax Fund (SIFMA Municipal Swap +0.95%) ±	2.85	11-1-2019	7,500,000	7,520,775

				18,010,775

Tobacco Revenue: 0.03%

Suffolk County NY Tobacco Asset Securitization Corporation	5.00	6-1-2020	625,000	640,450

Transportation Revenue: 1.34%

New York Metropolitan Transportation Authority Subordinate Bond Series D (1 Month LIBOR +0.65%) ±	2.29	11-1-2035	18,000,000	18,012,420

New York Triborough Bridge & Tunnel Authority Series B (U.S. SOFR +0.50%) ±	2.12	11-15-2038	14,500,000	14,503,045

				32,515,465

Utilities Revenue: 0.62%

Long Island NY Power Authority Electric System Series C (1 Month LIBOR +0.75%) ±	2.46	5-1-2033	15,000,000	15,009,450

Water & Sewer Revenue: 0.26%

New York NY Municipal Water Finance Authority Water & Sewer System 2nd Generation Resolution Fiscal 2015 Subordinate Series BB-1 (Bank of America NA SPA) ø	1.98	6-15-2049	6,200,000	6,200,000

				177,260,914

Ohio: 0.80%

Education Revenue: 0.09%

Portage County OH Port Authority Northeast Ohio Medical University Project	5.00	12-1-2026	1,980,000	2,113,690

Health Revenue: 0.23%

Akron OH Bath and Copley Joint Township Hospital District	5.00	1-1-2031	2,000,000	2,167,360

Allen County OH Hospital Facilities Revenue Bonds Series B	5.00	8-1-2047	2,500,000	2,739,900

Hamilton County OH Healthcare Series 2017	3.00	1-1-2022	690,000	700,316

				5,607,576

Resource Recovery Revenue: 0.20%

Ohio Air Quality Development Authority Ohio Valley Electric Corporation Series E	5.63	10-1-2019	4,850,000	4,877,063

Water & Sewer Revenue: 0.28%

Columbus OH Sewerage System	5.00	6-1-2031	5,825,000	6,802,144

				19,400,473

Oklahoma: 0.19%

Tax Revenue: 0.19%

Tulsa OK Public Facilities Authority Capital Improvements	4.00	10-1-2027	4,050,000	4,618,499

Wells Fargo Strategic Municipal Bond Fund  |  27

Portfolio of investments—June 30, 2019

	Interest rate	Maturity date	Principal	Value
Other: 0.17%

Miscellaneous Revenue: 0.17%

FHLMC Multiclass Mortgage Participation Certificates Series M012 Class A1A øø	1.60%	8-15-2051	$3,495,716	$3,507,147

Public Housing Capital Fund Trust II (HUD Insured) 144A	4.50	7-1-2022	707,791	712,759

				4,219,906

Pennsylvania: 6.22%

Education Revenue: 0.96%

Chester County PA IDA Avon Grove Charter School Project Series 2017A	4.00	12-15-2027	2,110,000	2,204,760

Chester County PA IDA Collegium Charter School Project Series A	3.70	10-15-2022	1,150,000	1,159,856

Montgomery County PA HEFAR Arcadia University	5.00	4-1-2022	1,575,000	1,696,511

Montgomery County PA HEFAR Arcadia University	5.00	4-1-2023	1,555,000	1,711,340

Pennsylvania HEFAR Thomas Jefferson University Series B ø	2.13	9-1-2045	9,440,000	9,440,000

Philadelphia PA IDA Charter School Project Series 2016B	4.88	8-1-2026	1,960,000	2,045,123

Philadelphia PA IDA Charter School Project Series A	4.50	8-1-2026	3,005,000	3,142,028

Philadelphia PA IDA Tacony Academy Christian School Project Series A-1	6.25	6-15-2023	520,000	557,768

Philadelphia PA IDA University of the Arts Series 2017 144A	5.00	3-15-2021	1,205,000	1,237,788

				23,195,174

GO Revenue: 1.46%

Allegheny County PA Penn Hills Schools District Series 2015 (Build America Mutual Assurance Company Insured)	5.00	11-15-2022	340,000	375,074

Allegheny County PA Penn Hills Schools District Series 2015 (Build America Mutual Assurance Company Insured)	5.00	11-15-2023	1,025,000	1,159,562

Bristol Township PA School District	5.25	6-1-2031	6,990,000	7,821,530

Philadelphia PA School District Series B	3.13	9-1-2020	200,000	203,384

Philadelphia PA School District Series D	5.00	9-1-2021	2,000,000	2,141,480

Philadelphia PA School District Series D	5.00	9-1-2022	3,565,000	3,929,022

Philadelphia PA School District Series E	5.25	9-1-2022	2,995,000	3,120,041

Philadelphia PA School District Series E	5.25	9-1-2023	5,770,000	6,008,878

Philadelphia PA School District Series F	5.00	9-1-2022	5,000,000	5,510,550

Scranton PA School District Series A	5.00	6-1-2024	750,000	853,973

Scranton PA School District Series A	5.00	6-1-2025	1,000,000	1,162,250

Scranton PA School District Series B (National Insured)	5.00	6-1-2024	665,000	757,189

Scranton PA School District Series B (National Insured)	5.00	6-1-2025	710,000	825,198

Scranton PA Series 2017 144A	5.00	9-1-2023	1,355,000	1,481,286

				35,349,417

Health Revenue: 1.85%

Berks County PA Municipal Authority Reading Hospital & Medical Center Project Series B (SIFMA Municipal Swap +1.50%) ±	3.40	11-1-2039	8,850,000	8,940,447

Fulton County PA IDA Medical Center Project	2.40	7-1-2020	810,000	810,203

Montgomery County PA Higher Education & Health Authority Series 2018D ø	2.13	9-1-2050	10,200,000	10,200,000

Montgomery County PA Higher Education & Health Authority Thomas Jefferson University Series C (SIFMA Municipal Swap +0.72%) ±	2.62	9-1-2051	3,500,000	3,500,070

Quakertown PA Health Facilities Authority Series A	3.13	7-1-2021	1,500,000	1,493,250

RIB Floater Trust Series 2019-003 (Barclays Bank plc LOC, Barclays Bank plc LIQ) 144Aø	2.05	8-15-2038	19,920,000	19,920,000

				44,863,970

Housing Revenue: 0.09%

Pennsylvania HFA Single Family Series 128A	4.75	4-1-2033	1,945,000	2,113,243

28  |  Wells Fargo Strategic Municipal Bond Fund

Portfolio of investments—June 30, 2019

	Interest rate	Maturity date	Principal	Value
Industrial Development Revenue: 0.82%

Montgomery County PA IDA Peco Energy Company Project Series A	2.60%	3-1-2034	$8,500,000	$8,546,495

Montgomery County PA IDA Peco Energy Company Project Series B	2.55	6-1-2029	10,340,000	10,384,565

Pennsylvania State Economic Development Financial Authority Solid Waste Disposal CarbonLite P LLC Project 144A%%	5.25	6-1-2026	1,000,000	1,023,510

				19,954,570

Miscellaneous Revenue: 0.21%

Pennsylvania Public School Building Authority Series A (AGM Insured, Citibank NA LIQ) 144Aø	2.05	12-1-2023	5,000,000	5,000,000

Transportation Revenue: 0.42%

Pennsylvania Turnpike Commission Series B (SIFMA Municipal Swap +1.27%) ±	3.17	12-1-2020	10,000,000	10,079,900

Water & Sewer Revenue: 0.41%

Pittsburgh PA Water & Sewer Authority Series C (1 Month LIBOR +0.64%) (AGM Insured) ±	2.39	9-1-2040	10,000,000	10,003,900

				150,560,174

Rhode Island: 0.09%

Housing Revenue: 0.00%

Rhode Island Housing & Mortgage Finance	6.50	4-1-2027	15,000	15,113

Miscellaneous Revenue: 0.09%

Providence RI RDA Series A	5.00	4-1-2022	1,940,000	2,093,454

				2,108,567

South Carolina: 1.47%

Education Revenue: 0.03%

South Carolina Jobs EDA York Preparatory Academy Project Series A	5.75	11-1-2023	710,000	735,489

Health Revenue: 0.99%

South Carolina Jobs EDA Prisma Health Obligated Group Series C ø	2.12	5-1-2048	24,000,000	24,000,000

Miscellaneous Revenue: 0.22%

Lee County SC School Facilities Incorporated (AGM Insured)	2.00	6-1-2020	185,000	185,635

Lee County SC School Facilities Incorporated (AGM Insured)	4.00	12-1-2019	560,000	565,466

Lee County SC School Facilities Incorporated (AGM Insured)	4.00	12-1-2020	375,000	387,420

South Carolina Transportation Infrastructure Refunding Bonds Series A	5.00	10-1-2032	4,025,000	4,298,257

				5,436,778

Resource Recovery Revenue: 0.14%

South Carolina Jobs EDA Solid Waste Disposal RePower South Berkeley LLC 144A	5.25	2-1-2027	3,310,000	3,350,183

Utilities Revenue: 0.09%

Patriots Energy Group Financing Agency South Carolina Series A	4.00	10-1-2048	1,895,000	2,075,196

				35,597,646

South Dakota: 0.04%

Health Revenue: 0.04%

South Dakota HEFA	4.50	9-1-2019	990,000	995,198

Wells Fargo Strategic Municipal Bond Fund  |  29

Portfolio of investments—June 30, 2019

	Interest rate	Maturity date	Principal	Value
Tennessee: 0.67%

Utilities Revenue: 0.67%

Tennessee Energy Acquisition Corporation Gas Project	4.00%	11-1-2049	$2,000,000	$2,203,840

Tennessee Energy Acquisition Corporation Series A	4.00	5-1-2048	12,140,000	13,013,594

Tennessee Energy Acquisition Corporation Series B	5.63	9-1-2026	925,000	1,124,032

				16,341,466

Texas: 11.82%

Airport Revenue: 1.73%

Dallas Fort Worth TX International Airport AMT Series E	5.00	11-1-2032	1,970,000	2,050,829

Dallas Fort Worth TX International Airport Improvement Bonds AMT Series H	5.00	11-1-2032	9,175,000	9,783,394

Dallas Fort Worth TX International Airport Improvement Bonds AMT Series H	5.00	11-1-2037	22,000,000	23,371,040

Dallas Fort Worth TX International Airport Refunding Bonds AMT Series A	5.00	11-1-2032	3,375,000	3,749,018

Houston TX Airport System Subordinate Refunding Bonds AMT Series A	5.00	7-1-2031	2,750,000	2,990,763

				41,945,044

Education Revenue: 1.16%

Arlington TX Higher Education Finance Corporate Education Series A	4.00	6-15-2026	530,000	536,355

Austin TX Community College District Series A	4.00	2-1-2023	320,000	346,678

Clifton TX Higher Education Finance Corporation International Leadership Series 2015A	4.63	8-15-2025	8,905,000	9,406,975

Clifton TX Higher Education Finance Corporation Uplift Education Series 2018D	5.00	8-15-2025	6,565,000	7,087,968

Clifton TX Higher Education Finance Corporation Uplift Education Series A	4.00	12-1-2025	3,245,000	3,412,702

New Hope TX Cultural Education Facilities Finance Corporation Jubilee Academic Center 144A	3.38	8-15-2021	1,070,000	1,075,746

Newark TX Higher Educational Finance Corporation Charter Schools Incorporated Series 2015 A 144A	4.63	8-15-2025	1,485,000	1,566,942

North Texas Higher Education Authority Incorporated Student Loan Series 2 Class A (3 Month LIBOR +1.00%) ±	3.59	4-1-2037	1,335,000	1,337,403

Texas PFA Southern University Financing System (Build America Mutual Assurance Company Insured)	5.00	11-1-2020	1,715,000	1,787,030

Texas PFA Southern University Financing System (Build America Mutual Assurance Company Insured)	5.00	11-1-2021	1,275,000	1,366,481

				27,924,280

GO Revenue: 4.62%

Denton TX Independent School District Refunding Bonds Series B	5.00	8-15-2032	5,000,000	5,518,250

Houston TX Public Improvement Refunding Bonds Series A	4.00	3-1-2031	10,110,000	10,917,385

Katy TX Independent School District Series 2016A	5.00	2-15-2023	1,415,000	1,597,026

Leander TX Independent School District CAB Bonds Series 2014C ¤	0.00	8-15-2035	2,975,000	1,577,643

Northside TX Independent School District Building Bonds Series 2018	2.75	8-1-2048	11,275,000	11,776,174

Pearland TX Permanent Improvement Series 2015	5.00	3-1-2021	1,000,000	1,060,350

Texas Anticipation Notes Series 2018	4.00	8-29-2019	16,810,000	16,875,055

Texas Transportation Commission Mobility Fund Refunding Bonds Series A ##	5.00	10-1-2030	40,760,000	47,541,220

Texas Transportation Commission Mobility Fund Series B (SIFMA Municipal Swap +0.30%) ±	2.20	10-1-2041	15,000,000	14,963,550

				111,826,653

Health Revenue: 1.00%

Mesquite TX Health Facilities Development Corporation Christian Care Centers Incorporated Project Series 2016	5.00	2-15-2020	810,000	819,493

Mesquite TX Health Facilities Development Corporation Christian Care Centers Incorporated Project Series 2016	5.00	2-15-2021	560,000	575,764

30  |  Wells Fargo Strategic Municipal Bond Fund

Portfolio of investments—June 30, 2019

	Interest rate	Maturity date	Principal	Value
Health Revenue (continued)

New Hope TX Cultural Education Facilities Finance Corporation Hospital Series 2017A	5.00%	8-15-2024	$1,000,000	$1,169,660

New Hope TX Cultural Education Facilities Finance Corporation Hospital Series 2017A	5.00	8-15-2026	2,000,000	2,443,520

New Hope TX Cultural Education Facilities Finance Corporation Presbyterian Village North Project	5.00	10-1-2019	405,000	407,272

New Hope TX Cultural Education Facilities Finance Corporation Presbyterian Village North Project	5.00	10-1-2020	680,000	696,667

New Hope TX Cultural Education Facilities Finance Corporation Presbyterian Village North Project	5.00	10-1-2023	1,570,000	1,678,738

RIB Floater Trust Certificates Series 2019-010 (Barclays Bank plc LOC, Barclays Bank plc LIQ) 144Aø	2.05	11-15-2046	12,120,000	12,120,000

Tarrant County TX Cultural Education Facilities Finance Corporation Buckner Senior Living-Ventana Project	3.88	11-15-2022	4,315,000	4,316,855

				24,227,969

Housing Revenue: 0.37%

New Hope TX Cultural Education Facilities Finance Corporation Student Housing NCCD - Blinn College Properties LLC Project Series A	3.25	8-1-2019	5,000,000	5,000,200

New Hope TX Cultural Education Facilities Finance Corporation Student Housing Tarleton State University Project	5.38	4-1-2028	1,845,000	2,008,006

Texas New Hope ECFA Collegiate Housing Tarleton State University Series A	4.00	4-1-2020	185,000	187,214

Texas New Hope ECFA Collegiate Housing Tarleton State University Series A	4.00	4-1-2021	310,000	317,998

Texas New Hope ECFA Collegiate Housing Tarleton State University Series A	4.00	4-1-2022	870,000	904,652

Texas New Hope ECFA Collegiate Housing Tarleton State University Series A	5.00	4-1-2025	480,000	537,034

				8,955,104

Industrial Development Revenue: 0.39%

Austin Convention Enterprises Incorporated Series 2017B	5.00	1-1-2020	500,000	508,610

Austin Convention Enterprises Incorporated Series 2017B	5.00	1-1-2021	500,000	524,365

Houston TX Airport System Refunding Bond United Airlines Incorporated Terminal E Project	4.50	7-1-2020	8,150,000	8,352,609

				9,385,584

Miscellaneous Revenue: 0.10%

Wood Glen TX Housing Finance Corporation Mortgage Copperwood Project Series A (National/FHA Insured)	7.65	7-1-2022	2,125,000	2,373,859

Resource Recovery Revenue: 0.43%

Port Arthur TX Navigation District Jefferson County Environmental Facilities Motiva Enterprises LLC Project Series B ø	2.07	4-1-2040	4,100,000	4,100,000

Port Arthur TX Navigation District Jefferson County Environmental Facilities Motiva Enterprises LLC Project Series C ø	2.06	4-1-2040	400,000	400,000

Port Arthur TX Navigation District Jefferson County Environmental Facilities Motiva Enterprises LLC Project Series E ø	2.05	11-1-2040	6,000,000	6,000,000

				10,500,000

Transportation Revenue: 1.00%

Central Texas Regional Mobility Authority Senior Lien Series A	5.00	1-1-2021	1,000,000	1,048,080

Central Texas Regional Mobility Authority Senior Lien Series A	5.00	1-1-2023	500,000	553,955

North Texas Tollway Authority System Refunding Bonds Series C (SIFMA Municipal Swap +0.67%) ±	2.57	1-1-2038	3,850,000	3,849,115

Texas Private Activity Bond Surface Transportation Corporation	7.00	6-30-2040	1,250,000	1,315,813

Texas Tender Option Bond Trust Receipts/Floater Certificates Series 2015-XM0085 (Barclays Bank plc LIQ) 144Aø	2.10	7-1-2021	17,500,000	17,500,000

				24,266,963

Wells Fargo Strategic Municipal Bond Fund  |  31

Portfolio of investments—June 30, 2019

	Interest rate	Maturity date	Principal	Value
Utilities Revenue: 0.26%

San Antonio TX Electric & Gas Systems Junior Lien Refunding Bond	2.75%	2-1-2048	$6,000,000	$6,198,000

Water & Sewer Revenue: 0.76%

Dallas TX Waterworks Refunding Bonds Series A	5.00	10-1-2029	15,000,000	18,320,250

				285,923,706

Utah: 1.30%

Airport Revenue: 0.18%

Salt Lake City UT Airport Revenue Bonds AMT Series 2018A	5.00	7-1-2029	1,000,000	1,236,310

Salt Lake City UT Airport Revenue Bonds AMT Series 2018A	5.00	7-1-2031	2,500,000	3,046,625

				4,282,935

Education Revenue: 0.06%

Utah Charter School Finance Authority Ronald Wilson Reagan Academy Project Series A 144A	3.50	2-15-2026	1,445,000	1,459,450

Health Revenue: 1.03%

Utah County UT IHC Health Services Series D (U.S. Bank NA SPA) ø	1.90	5-15-2049	25,000,000	25,000,000

Miscellaneous Revenue: 0.03%

Utah Infrastructure Agency Telecommunications Series 2017	2.00	10-15-2019	625,000	624,769

				31,367,154

Vermont: 0.45%

Education Revenue: 0.45%

Vermont Student Assistance Corporation Series A	5.00	6-15-2021	1,800,000	1,910,196

Vermont Student Assistance Corporation Series A	5.00	6-15-2022	550,000	599,445

Vermont Student Assistance Corporation Series A	5.00	6-15-2023	1,200,000	1,339,248

Vermont Student Assistance Corporation Series B (1 Month LIBOR +1.00%) ±	3.44	6-2-2042	7,149,339	7,088,569

				10,937,458

Virginia: 1.26%

Health Revenue: 0.04%

Prince William County VA IDA Westminster at Lake Ridge Series 2016	2.25	1-1-2020	910,000	910,983

Transportation Revenue: 0.25%

Toll Road Investors Partnership II LP Series 1999B 144A¤	0.00	2-15-2029	10,000,000	6,054,397

Utilities Revenue: 0.97%

Chesapeake VA EDA Poll Control Electric & Power Company Series 2008A ±	1.90	2-1-2032	4,250,000	4,284,553

Louisa VA Electric and Power IDA Series 2008B	2.15	11-1-2035	19,050,000	19,185,636

				23,470,189

				30,435,569

Washington: 1.57%

Airport Revenue: 0.08%

Port of Seattle WA Intermediate Lien Revenue Bonds AMT Series 2018A	5.00	5-1-2036	1,710,000	2,009,507

Education Revenue: 0.45%

University of Washington Series A	5.00	5-1-2048	10,000,000	10,801,000

32  |  Wells Fargo Strategic Municipal Bond Fund

Portfolio of investments—June 30, 2019

	Interest rate	Maturity date	Principal	Value
Health Revenue: 0.72%

Washington HCFR Catholic Health Initiatives Series B (SIFMA Municipal Swap +1.40%) ±	3.30%	1-1-2035	$11,000,000	$11,187,330

Washington Health Care Facilities Authority Fred Hutchinson Cancer Research (1 Month LIBOR +1.10%) ±	2.71	1-1-2042	6,050,000	6,105,358

				17,292,688

Housing Revenue: 0.22%

Snohomish County WA Housing Authority	5.00	4-1-2027	1,130,000	1,363,243

Snohomish County WA Housing Authority	5.00	4-1-2028	1,610,000	1,965,327

Snohomish County WA Housing Authority	5.00	4-1-2029	1,690,000	2,090,784

				5,419,354

Resource Recovery Revenue: 0.10%

Washington State EDFA Waste Management 144A	2.13	6-1-2020	2,500,000	2,502,300

				38,024,849

West Virginia: 0.28%

Tax Revenue: 0.05%

Monongalia County WV Commission Special District University Town Center Series A 144A	4.50	6-1-2027	1,195,000	1,246,170

Utilities Revenue: 0.23%

West Virginia EDA Solid Waste Disposal Facilities Wheeling Power Company Mitchell Project Series A	3.00	6-1-2037	5,450,000	5,527,608

				6,773,778

Wisconsin: 4.49%

Airport Revenue: 0.07%

Wisconsin PFA Airport Series C	5.00	7-1-2022	1,605,000	1,692,376

Education Revenue: 0.21%

Corvian County WI Community School Revenue 144A	4.25	6-15-2029	1,085,000	1,113,243

Milwaukee WI RDA Science Education Consortium Incorporated Project Series A	4.75	8-1-2023	830,000	862,644

Pine Lake WI PFA Preparatory Series 2015 144A	4.35	3-1-2025	2,120,000	2,194,115

Wisconsin PFA Roseman University of Health Sciences Project Series 2012	5.00	4-1-2022	890,000	923,740

				5,093,742

GO Revenue: 1.60%

Eau Claire WI Area School District Refunding Bonds	5.00	4-1-2022	1,245,000	1,364,495

Eau Claire WI Area School District Refunding Bonds	5.00	4-1-2023	1,860,000	2,098,489

Eau Claire WI Area School District Refunding Bonds	5.00	4-1-2024	1,000,000	1,159,910

Wisconsin State Series A	4.00	5-1-2030	12,720,000	13,525,430

Wisconsin State Series B	5.00	5-1-2031	12,230,000	14,723,452

Wisconsin State Series B	5.00	5-1-2034	5,000,000	5,863,800

				38,735,576

Health Revenue: 0.85%

Wisconsin HEFA Bellin Memorial Hospital Series 2015	3.00	12-1-2020	745,000	759,624

Wisconsin HEFA Bellin Memorial Hospital Series 2015	5.00	12-1-2022	755,000	839,152

Wisconsin HEFA Health Care Series 2010A	5.00	6-1-2030	14,330,000	14,803,320

Wisconsin PFA Bancroft Neurohealth Project Series A 144A	4.00	6-1-2020	635,000	643,026

Wells Fargo Strategic Municipal Bond Fund  |  33

Portfolio of investments—June 30, 2019

	Interest rate	Maturity date	Principal	Value

Health Revenue (continued)

Wisconsin PFA Bancroft Neurohealth Project Series A 144A	4.00%	6-1-2021	$1,370,000	$1,399,113

Wisconsin State HEFA Ascension Health Credit Group Series A	4.00	11-15-2034	2,000,000	2,183,520

				20,627,755

Housing Revenue: 0.07%

Wisconsin Housing & EDA President House Project (Associated Trust Company NA LOC) ø	2.00	8-1-2046	1,585,000	1,585,000

Miscellaneous Revenue: 0.23%

Monona WI Anticipation Notes Series D	3.63	9-1-2022	1,925,000	1,963,635

Wisconsin State Series 2	5.00	11-1-2029	3,000,000	3,641,550

				5,605,185

Tax Revenue: 1.12%

Wisconsin State General Fund Annual Appropriations Series A	5.00	5-1-2028	11,775,000	14,695,553

Wisconsin State General Fund Annual Appropriations Series A	5.00	5-1-2029	10,000,000	12,409,700

				27,105,253

Water & Sewer Revenue: 0.34%

Wisconsin Clean Water Refunding Bonds Series 2012	5.00	6-1-2023	310,000	353,245

Wisconsin Clean Water Refunding Bonds Series 2013	5.00	6-1-2024	2,285,000	2,603,758

Wisconsin Clean Water Refunding Bonds Series 2015	5.00	6-1-2025	3,045,000	3,568,496

Wisconsin Clean Water Refunding Bonds Series 2015	5.00	6-1-2026	1,525,000	1,787,178

				8,312,677

				108,757,564

Total Municipal Obligations (Cost $2,344,250,018)				2,400,271,683

			Shares
Closed End Municipal Bond Funds: 0.41%

California: 0.41%

Nuveen California AMT-Free Quality Municipal Income Fund Variable Rate Demand Preferred Shares Series A 2.20% 144A			10,000,000	10,000,000

Total Closed End Municipal Bond Funds (Cost $10,000,000)				10,000,000

	Yield
Short-Term Investments: 0.09%

Investment Companies: 0.04%

Wells Fargo Municipal Cash Management Money Market Fund Institutional Class (l)(u)	1.82		836,527	837,029

	Interest rate		Principal
U.S. Treasury Securities: 0.05%

U.S. Treasury Bill (z)	2.18	9-12-2019	$1,215,000	1,209,912

Total Short-Term Investments (Cost $2,046,429)				2,046,941

Total investments in securities (Cost $2,356,296,447)	99.69%	2,412,318,624

Other assets and liabilities, net	0.31	7,497,347

Total net assets	100.00%	$2,419,815,971

34  |  Wells Fargo Strategic Municipal Bond Fund

Portfolio of investments—June 30, 2019

144A	The security may be resold in transactions exempt from registration, normally to qualified institutional buyers, pursuant to Rule 144A under the Securities Act of 1933.

ø

Variable rate demand notes are subject to a demand feature which reduces the effective maturity. The maturity date shown represents the final maturity date of the security. The interest rate is determined and reset by the issuer daily, weekly, or monthly depending upon the terms of the security. The rate shown is the rate in effect at period end.

±	Variable rate investment. The rate shown is the rate in effect at period end.

¤	The security is issued in zero coupon form with no periodic interest payments.

(m)	The security is an auction-rate security which has an interest rate that resets at predetermined short-term intervals through a Dutch auction. The rate shown is the rate in effect at period end.

%%	The security is purchased on a when-issued basis.

øø	The interest rate is determined and reset by the issuer periodically depending upon the terms of the security. The rate shown is the rate in effect at period end.

##	All or a portion of this security is segregated for when-issued securities.

(l)	The issuer of the security is an affiliated person of the Fund as defined in the Investment Company Act of 1940.

(u)	The rate represents the 7-day annualized yield at period end.

(z)	Zero coupon security. The rate represents the current yield to maturity.

Abbreviations:

AGC	Assured Guaranty Corporation

AGM	Assured Guaranty Municipal

Ambac	Ambac Financial Group Incorporated

AMT	Alternative minimum tax

CAB	Capital appreciation bond

CDA	Community Development Authority

ECFA	Educational & Cultural Facilities Authority

EDA	Economic Development Authority

EDFA	Economic Development Finance Authority

FHA	Federal Housing Administration

FHLMC	Federal Home Loan Mortgage Corporation

FNMA	Federal National Mortgage Association

GNMA	Government National Mortgage Association

GO	General obligation

HCFR	Healthcare facilities revenue

HEFA	Health & Educational Facilities Authority

HEFAR	Higher Education Facilities Authority Revenue

HFA	Housing Finance Authority

HFFA	Health Facilities Financing Authority

HUD	Department of Housing and Urban Development

IDA	Industrial Development Authority

LIBOR	London Interbank Offered Rate

LIQ	Liquidity agreement

LOC	Letter of credit

National	National Public Finance Guarantee Corporation

PCFA	Pollution Control Financing Authority

PCR	Pollution control revenue

PFA	Public Finance Authority

RDA	Redevelopment Authority

RIB	Residual Interest Bond

SIFMA	Securities Industry and Financial Markets Association

SOFR	Secured Overnight Financing Rate

SPA	Standby purchase agreement

TTFA	Transportation Trust Fund Authority

Wells Fargo Strategic Municipal Bond Fund  |  35

Portfolio of investments—June 30, 2019

Investments in Affiliates

An affiliated investment is an investment in which the Fund owns at least 5% of the outstanding voting shares of the issuer or as a result of other relationships, such as the Fund and the issuer having the same investment manager. Transactions with issuers that were either affiliated persons of the Fund at the beginning of the period or the end of the period were as follows:

	Shares, beginning of period	Shares purchased	Shares sold	Shares, end of period	Net realized gains (losses)	Net change in unrealized gains (losses)	Income from affiliated securities	Value, end of period	% of net assets
Short-Term Investments
Investment Companies
Wells Fargo Municipal Cash Management Money Market Fund Institutional Class	10,804,761	662,118,561	672,086,795	836,527	$(7,099)	$167	$264,018	$837,029	0.04%

36  |  Wells Fargo Strategic Municipal Bond Fund

Statement of assets and liabilities—June 30, 2019

Assets
Investments in unaffiliated securities, at value (cost $2,355,459,585)	$2,411,481,595
Investments in affiliated securities, at value (cost $836,862)	837,029
Receivable for investments sold	11,680,724
Receivable for Fund shares sold	4,606,806
Receivable for interest	20,514,332
Prepaid expenses and other assets	30,719

Total assets	2,449,151,205

Liabilities
Payable for investments purchased	23,976,015
Payable for Fund shares redeemed	3,343,548
Management fee payable	710,892
Dividends payable	634,774
Administration fees payable	198,636
Distribution fee payable	50,979
Trustees’ fees and expenses payable	1,369
Accrued expenses and other liabilities	419,021

Total liabilities	29,335,234

Total net assets	$2,419,815,971

Net assets consist of
Paid-in capital	$2,361,965,882
Total distributable earnings	57,850,089

Total net assets	$2,419,815,971

Computation of net asset value and offering price per share
Net assets – Class A	$528,004,192
Shares outstanding – Class A1	57,751,657
Net asset value per share – Class A	$9.14
Maximum offering price per share – Class A2	$9.52
Net assets – Class C	$82,330,817
Shares outstanding – Class C1	8,973,753
Net asset value per share – Class C	$9.17
Net assets – Class R6	$13,290,939
Shares outstanding – Class R6[1]	1,453,320
Net asset value per share – Class R6	$9.15
Net assets – Administrator Class	$149,096,979
Shares outstanding – Administrator Class[1]	16,316,828
Net asset value per share – Administrator Class	$9.14
Net assets – Institutional Class	$1,647,093,044
Shares outstanding – Institutional Class[1]	180,198,017
Net asset value per share – Institutional Class	$9.14

[1]	The Fund has an unlimited number of authorized shares.

[2]	Maximum offering price is computed as 100/96 of net asset value. On investments of $50,000 or more, the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

Wells Fargo Strategic Municipal Bond Fund  |  37

Statement of operations—year ended June 30, 2019

Investment income
Interest	$59,219,957
Income from affiliated securities	264,018

Total investment income	59,483,975

Expenses
Management fee	7,822,246
Administration fees
Class A	783,119
Class C	160,863
Class R6	2,420 [1]
Administrator Class	163,737
Institutional Class	1,093,028
Shareholder servicing fees
Class A	1,223,623
Class C	251,348
Administrator Class	403,596
Distribution fee
Class C	754,045
Custody and accounting fees	90,057
Professional fees	58,172
Registration fees	158,108
Shareholder report expenses	67,610
Trustees’ fees and expenses	21,894
Other fees and expenses	34,815

Total expenses	13,088,681
Less: Fee waivers and/or expense reimbursements	(92,378)

Net expenses	12,996,303

Net investment income	46,487,672

Realized and unrealized gains (losses) on investments
Net realized gains (losses) on:
Unaffiliated securities	4,302,860
Affiliated securities	(7,099)
Futures contracts	1,680,192

Net realized gains on investments	5,975,953

Net change in unrealized gains (losses) on:
Unaffiliated securities	45,705,442
Affiiliated securities	167

Net change in unrealized gains (losses) on investments	45,705,609

Net realized and unrealized gains (losses) on investments	51,681,562

Net increase in net assets resulting from operations	$98,169,234

[1]	For the period from July 31, 2018 (commencement of class operations) to June 30, 2019

The accompanying notes are an integral part of these financial statements.

38  |  Wells Fargo Strategic Municipal Bond Fund

Statement of changes in net assets

	Year ended June 30, 2019		Year ended June 30, 2018[1]

Operations
Net investment income		$46,487,672		$36,723,411
Net realized gains (losses) on investments		5,975,953		(1,654,315)
Net change in unrealized gains (losses) on investments		45,705,609		4,181,203

Net increase in net assets resulting from operations		98,169,234		39,250,299

Distributions to shareholders from net investment income and net realized gains
Class A		(9,763,010)		(10,041,868)
Class C		(1,245,785)		(1,478,818)
Class R6		(193,619)[2]		N/A
Administrator Class		(3,446,885)		(4,161,841)
Institutional Class		(31,841,170)		(25,473,493)

Total distributions to shareholders		(46,490,469)		(41,156,020)

Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	19,706,942	177,435,241	14,183,216	126,858,667
Class C	1,344,541	12,107,980	1,262,039	11,336,254
Class R6	2,320,780 [2]	20,830,779 [2]	N/A	N/A
Administrator Class	5,609,233	50,252,974	8,016,839	71,728,421
Institutional Class	100,346,510	902,217,837	65,554,521	586,336,407

		1,162,844,811		796,259,749

Reinvestment of distributions
Class A	995,585	8,956,377	1,025,264	9,170,102
Class C	120,097	1,082,404	145,058	1,302,030
Administrator Class	373,089	3,350,926	455,559	4,072,557
Institutional Class	2,885,056	25,969,024	2,335,413	20,883,398

		39,358,731		35,428,087

Payment for shares redeemed
Class A	(17,937,947)	(161,039,725)	(21,867,476)	(195,482,366)
Class C	(5,379,557)	(48,528,767)	(3,900,702)	(35,016,106)
Class R6	(867,460)[2]	(7,804,378)[2]	N/A	N/A
Administrator Class	(11,142,539)	(99,719,756)	(8,841,309)	(78,960,801)
Institutional Class	(60,128,198)	(539,512,255)	(46,407,316)	(414,849,938)

		(856,604,881)		(724,309,211)

Net increase in net assets resulting from capital share transactions		345,598,661		107,378,625

Total increase in net assets		397,277,426		105,472,904

Net assets
Beginning of period		2,022,538,545		1,917,065,641

End of period		$2,419,815,971		$2,022,538,545

[1]

Effective for all filings after November 4, 2018, the SEC prospectively eliminated the requirement to parenthetically disclose undistributed net investment income at the end of the period and permitted the aggregation of distributions, with the exception of tax basis returns of capital. Overdistributed net investment income at June 30, 2018 was $260,353. The disaggregated distributions information for the year ended June 30, 2018 is included in Note 8, Distributions to Shareholders, in the notes to the financial statements.

[2]	For the period from July 31, 2018 (commencement of class operations) to June 30, 2019

The accompanying notes are an integral part of these financial statements.

Wells Fargo Strategic Municipal Bond Fund  |  39

Financial highlights

(For a share outstanding throughout each period)

	Year ended June 30
CLASS A	2019	2018	2017	2016	2015
Net asset value, beginning of period	$8.93	$8.94	$9.06	$8.90	$9.03
Net investment income	0.18	0.15	0.13	0.14	0.10
Net realized and unrealized gains (losses) on investments	0.21	0.01	(0.07)	0.18	(0.05)

Total from investment operations	0.39	0.16	0.06	0.32	0.05
Distributions to shareholders from
Net investment income	(0.18)	(0.15)	(0.13)	(0.14)	(0.10)
Net realized gains	0.00	(0.02)	(0.05)	(0.02)	(0.08)

Total distributions to shareholders	(0.18)	(0.17)	(0.18)	(0.16)	(0.18)
Net asset value, end of period	$9.14	$8.93	$8.94	$9.06	$8.90
Total return[1]	4.41%	1.82%	0.65%	3.67%	0.56%
Ratios to average net assets (annualized)
Gross expenses	0.80%	0.82%	0.81%	0.81%	0.81%
Net expenses	0.80%	0.82%	0.81%	0.81%	0.81%
Net investment income	1.99%	1.69%	1.45%	1.53%	1.16%
Supplemental data
Portfolio turnover rate	29%	33%	31%	53%	39%
Net assets, end of period (000s omitted)	$528,004	$491,128	$550,965	$726,135	$635,610

[1]	Total return calculations do not include any sales charges.

The accompanying notes are an integral part of these financial statements.

40  |  Wells Fargo Strategic Municipal Bond Fund

Financial highlights

(For a share outstanding throughout each period)

	Year ended June 30
CLASS C	2019	2018	2017	2016	2015
Net asset value, beginning of period	$8.96	$8.97	$9.09	$8.94	$9.06
Net investment income	0.11 [1]	0.08 [1]	0.07	0.07	0.04
Net realized and unrealized gains (losses) on investments	0.21	0.01	(0.07)	0.17	(0.04)

Total from investment operations	0.32	0.09	0.00	0.24	0.00
Distributions to shareholders from
Net investment income	(0.11)	(0.08)	(0.07)	(0.07)	(0.04)
Net realized gains	0.00	(0.02)	(0.05)	(0.02)	(0.08)

Total distributions to shareholders	(0.11)	(0.10)	(0.12)	(0.09)	(0.12)
Net asset value, end of period	$9.17	$8.96	$8.97	$9.09	$8.94
Total return[2]	3.62%	1.06%	(0.10)%	2.78%	(0.08)%
Ratios to average net assets (annualized)
Gross expenses	1.55%	1.57%	1.56%	1.56%	1.56%
Net expenses	1.55%	1.57%	1.56%	1.56%	1.56%
Net investment income	1.24%	0.94%	0.72%	0.78%	0.40%
Supplemental data
Portfolio turnover rate	29%	33%	31%	53%	39%
Net assets, end of period (000s omitted)	$82,331	$115,518	$137,955	$156,560	$152,882

[1]	Calculated based upon average shares outstanding

[2]	Total return calculations do not include any sales charges.

The accompanying notes are an integral part of these financial statements.

Wells Fargo Strategic Municipal Bond Fund  |  41

Financial highlights

(For a share outstanding throughout the period)

CLASS R6	Year ended June 30, 2019[1]
Net asset value, beginning of period	$8.94
Net investment income	0.20
Net realized and unrealized gains on investments	0.21

Total from investment operations	0.41
Distributions to shareholders from
Net investment income	(0.20)
Net asset value, end of period	$9.15
Total return[2]	4.61%
Ratios to average net assets (annualized)
Gross expenses	0.41%
Net expenses	0.41%
Net investment income	2.39%
Supplemental data
Portfolio turnover rate	29%
Net assets, end of period (000s omitted)	$13,291

[1]	For the period from July 31, 2018 (commencement of class operations) to June 30, 2019

[2]	Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

42  |  Wells Fargo Strategic Municipal Bond Fund

Financial highlights

(For a share outstanding throughout each period)

	Year ended June 30
ADMINISTRATOR CLASS	2019	2018	2017	2016	2015
Net asset value, beginning of period	$8.93	$8.93	$9.06	$8.90	$9.02
Net investment income	0.19	0.16	0.14	0.15	0.12
Net realized and unrealized gains (losses) on investments	0.21	0.02	(0.08)	0.18	(0.04)

Total from investment operations	0.40	0.18	0.06	0.33	0.08
Distributions to shareholders from
Net investment income	(0.19)	(0.16)	(0.14)	(0.15)	(0.12)
Net realized gains	0.00	(0.02)	(0.05)	(0.02)	(0.08)

Total distributions to shareholders	(0.19)	(0.18)	(0.19)	(0.17)	(0.20)
Net asset value, end of period	$9.14	$8.93	$8.93	$9.06	$8.90
Total return	4.53%	2.07%	0.67%	3.80%	0.80%
Ratios to average net assets (annualized)
Gross expenses	0.73%	0.76%	0.75%	0.74%	0.75%
Net expenses	0.68%	0.68%	0.68%	0.68%	0.68%
Net investment income	2.10%	1.80%	1.51%	1.66%	1.28%
Supplemental data
Portfolio turnover rate	29%	33%	31%	53%	39%
Net assets, end of period (000s omitted)	$149,097	$191,723	$195,138	$408,846	$529,945

The accompanying notes are an integral part of these financial statements.

Wells Fargo Strategic Municipal Bond Fund  |  43

Financial highlights

(For a share outstanding throughout each period)

	Year ended June 30
INSTITUTIONAL CLASS	2019	2018	2017	2016	2015
Net asset value, beginning of period	$8.93	$8.94	$9.06	$8.90	$9.03
Net investment income	0.21	0.18	0.16	0.17	0.13
Net realized and unrealized gains (losses) on investments	0.21	0.01	(0.07)	0.18	(0.05)

Total from investment operations	0.42	0.19	0.09	0.35	0.08
Distributions to shareholders from
Net investment income	(0.21)	(0.18)	(0.16)	(0.17)	(0.13)
Net realized gains	0.00	(0.02)	(0.05)	(0.02)	(0.08)

Total distributions to shareholders	(0.21)	(0.20)	(0.21)	(0.19)	(0.21)
Net asset value, end of period	$9.14	$8.93	$8.94	$9.06	$8.90
Total return	4.75%	2.16%	0.99%	4.02%	0.89%
Ratios to average net assets (annualized)
Gross expenses	0.47%	0.49%	0.48%	0.48%	0.48%
Net expenses	0.47%	0.48%	0.48%	0.48%	0.48%
Net investment income	2.32%	2.05%	1.85%	1.85%	1.49%
Supplemental data
Portfolio turnover rate	29%	33%	31%	53%	39%
Net assets, end of period (000s omitted)	$1,647,093	$1,224,170	$1,033,007	$608,995	$319,313

The accompanying notes are an integral part of these financial statements.

44  |  Wells Fargo Strategic Municipal Bond Fund

Notes to financial statements

1. ORGANIZATION

Wells Fargo Funds Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the Wells Fargo Strategic Municipal Bond Fund (the “Fund”) which is a diversified series of the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Fund may deviate from this calculation time under unusual or unexpected circumstances.

Debt securities are valued at the evaluated bid price provided by an independent pricing service (e.g. taking into account various factors, including yields, maturities, or credit ratings) or, if a reliable price is not available, the quoted bid price from an independent broker-dealer.

Futures contracts that are listed on a foreign or domestic exchange or market are valued at the official closing price or, if none, the last sales price.

Swap contracts are valued at the evaluated price provided by an independent pricing service or, if a reliable price is not available, the quoted bid price from an independent broker-dealer.

Investments in registered open-end investment companies are valued at net asset value.

Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined in good faith by the Board of Trustees of the Fund. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Wells Fargo Asset Management Pricing Committee at Wells Fargo Funds Management, LLC (“Funds Management”). The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Wells Fargo Asset Management Pricing Committee which may include items for ratification.

When-issued transactions

The Fund may purchase securities on a forward commitment or when-issued basis. The Fund records a when-issued transaction on the trade date and will segregate assets in an amount at least equal in value to the Fund’s commitment to purchase when-issued securities. Securities purchased on a when-issued basis are marked-to-market daily and the Fund begins earning interest on the settlement date. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

Futures contracts

Futures contracts are agreements between the Fund and a counterparty to buy or sell a specific amount of a commodity, financial instrument or currency at specified price and on a specified date. The Fund may buy and sell futures contracts in order to gain exposure to, or protect against, changes in interest rates and is subject to interest rate risk. The primary risks associated with the use of futures contracts are the imperfect correlation between changes in market values of securities held by the Fund and the prices of futures contracts, and the possibility of an illiquid market. Futures contracts are generally entered into on a regulated futures exchange and cleared through a clearinghouse associated with the exchange. With futures contracts, there is minimal counterparty risk to the Fund since futures contracts are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures contracts against default.

Upon entering into a futures contracts, the Fund is required to deposit either cash or securities (initial margin) with the broker in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are paid to or from

Wells Fargo Strategic Municipal Bond Fund  |  45

Notes to financial statements

the broker each day equal to the daily changes in the contract value. Such payments are recorded as unrealized gains or losses and, if any, shown as variation margin receivable (payable) in the Statement of Assets and Liabilities. Should the Fund fail to make requested variation margin payments, the broker can gain access to the initial margin to satisfy the Fund’s payment obligations. When the contracts are closed, a realized gain or loss is recorded in the Statement of Operations.

Swap contracts

Swap contracts are agreements between the Fund and a counterparty to exchange a series of cash flows over a specified period. Swap agreements are privately negotiated contracts between the Fund and a counterparty in the OTC market and may be entered into as a bilateral contract (“OTC swaps”) or centrally cleared (“centrally cleared swaps”) with a central clearinghouse.

For OTC swaps, any upfront premiums paid and any upfront fees received are shown as swap premiums paid and swap premiums received, respectively, in the Statement of Assets and Liabilities and amortized over the term of the contract. The daily fluctuations in market value are recorded as unrealized gains or losses on OTC swaps in the Statement of Assets and Liabilities. Payments received or paid are recorded in the Statement of Operations as realized gains or losses, respectively. When an OTC swap is terminated, a realized gain or loss is recorded in the Statement of Operations equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract, if any. Generally, the basis of the contract is the premium received or paid.

In a centrally cleared swap, immediately following execution of the swap contract, the swap contract is novated to a central counterparty (the “CCP”) and the Fund’s counterparty on the swap agreement becomes the CCP. Upon entering into a centrally cleared swap, the Fund is required to deposit an initial margin with the broker in the form of cash or securities. Securities deposited as initial margin are designated in the Portfolio of Investments and cash deposited is shown as cash segregated for centrally cleared swaps in the Statement of Assets and Liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). The variation margin is recorded as an unrealized gain (or loss) and shown as variation margin receivable (or payable) on centrally cleared swaps in the Statement of Assets and Liabilities. Payments received from (paid to) the counterparty, including at termination, are recorded as realized gains (losses) in the Statement of Operations.

Credit default swaps

The Fund may enter into credit default swaps for hedging or speculative purposes to provide or receive a measure of protection against default on a referenced entity, obligation or index or a basket of single-name issuers or traded indexes. An index credit default swap references all the names in the index, and if a credit event is triggered, the credit event is settled based on that name’s weight in the index. Credit default swaps are agreements in which the protection buyer pays fixed periodic payments to the protection seller in consideration for a promise from the protection seller to make a specific payment should a negative credit event take place with respect to the referenced entity (e.g., bankruptcy, failure to pay, obligation acceleration, repudiation, moratorium or restructuring).

The Fund may enter into credit default swaps as either the seller of protection or the buyer of protection. If the Fund is the buyer of protection and a credit event occurs, the Fund will either receive from the seller an amount equal to the notional amount of the swap and deliver the referenced security or underlying securities comprising the index, or receive a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index. If the Fund is the seller of protection and a credit event occurs, the Fund will either pay the buyer an amount equal to the notional amount of the swap and take delivery of the referenced security or underlying securities comprising the index or pay a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index.

As the seller of protection, the Fund is subject to investment exposure on the notional amount of the swap and has assumed the risk of default of the underlying security or index. As the buyer of protection, the Fund could be exposed to risks if the seller of the protection defaults on its obligation to perform, or if there are unfavorable changes in the fluctuation of interest rates.

By entering into credit default swap contracts, the Fund is exposed to credit risk. In addition, certain credit default swap contracts entered into by the Fund provide for conditions that result in events of default or termination that enable the counterparty to the agreement to cause an early termination of the transactions under those agreements.

Security transactions and income recognition

Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.

Interest income is accrued daily and bond discounts are accreted and premiums are amortized daily. To the extent debt obligations are placed on non-accrual status, any related interest income may be reduced by writing off interest receivables

46  |  Wells Fargo Strategic Municipal Bond Fund

Notes to financial statements

when the collection of all or a portion of interest has been determined to be doubtful based on consistently applied procedures and the fair value has decreased. If the issuer subsequently resumes interest payments or when the collectability of interest is reasonably assured, the debt obligation is removed from non-accrual status.

Distributions to shareholders

Distributions to shareholders from net investment income are declared daily and paid monthly. Distributions from net realized gains, if any, are recorded on the ex-dividend date and paid at least annually. Such distributions are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles. Dividend sources are estimated at the time of declaration. The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made prior to the Fund’s fiscal year end may be categorized as a tax return of capital at year end.

Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable and tax-exempt income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.

The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

As of June 30, 2019, the aggregate cost of all investments for federal income tax purposes was $2,356,296,445 and the unrealized gains (losses) consisted of:

Gross unrealized gains	$56,297,999

Gross unrealized losses	(275,820)

Net unrealized gains	$56,022,179

Class allocations

The separate classes of shares offered by the Fund differ principally in applicable sales charges, distribution, shareholder servicing, and administration fees. Class specific expenses are charged directly to that share class. Investment income, common fund-level expenses, and realized and unrealized gains (losses) on investments are allocated daily to each class of shares based on the relative proportion of net assets of each class.

3. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

∎	Level 1 – quoted prices in active markets for identical securities

∎	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

∎	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.

Wells Fargo Strategic Municipal Bond Fund  |  47

Notes to financial statements

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities as of June 30, 2019:

	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total

Assets
Investments in:

Municipal obligations	$0	$2,400,271,683	$0	$2,400,271,683

Closed end municipal bond funds	0	10,000,000	0	10,000,000

Short-term investments

Investment companies	837,029	0	0	837,029

U.S. Treasury securities	1,209,912	0	0	1,209,912

Total assets	$2,046,941	$2,410,271,683	$0	$2,412,318,624

Additional sector, industry or geographic detail is included in the Portfolio of Investments.

At June 30, 2019, the Fund did not have any transfers into/out of Level 3.

4. TRANSACTIONS WITH AFFILIATES

Management fee

Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”), is the manager of the Fund and provides advisory and fund-level administrative services under an investment management agreement. Under the investment management agreement, Funds Management is responsible for, among other services, implementing the investment objectives and strategies of the Fund, supervising the subadviser and providing fund-level administrative services in connection with the Fund’s operations. As compensation for its services under the investment management agreement, Funds Management is entitled to receive a management fee at the following annual rate based on the Fund’s average daily net assets:

Average daily net assets	Management fee

First $500 million	0.400%

Next $500 million	0.375

Next $2 billion	0.350

Next $2 billion	0.325

Next $5 billion	0.290

Over $10 billion	0.280

For the year ended June 30, 2019, the management fee was equivalent to an annual rate of 0.37% of the Fund’s average daily net assets.

Funds Management has retained the services of a subadviser to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Funds Management. Wells Capital Management Incorporated, an affiliate of Funds Management and an indirect wholly owned subsidiary of Wells Fargo, is the subadviser to the Fund and is entitled to receive a fee from Funds Management at an annual rate starting at 0.20% and declining to 0.10% as the average daily net assets of the Fund increase.

Administration fees

Under a class-level administration agreement, Funds Management provides class-level administrative services to the Fund, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers. As compensation for its services under the class-level administration agreement, Funds Management receives an annual fee which is calculated based on the average daily net assets of each class as follows:

Class-level administration fee

Class A, Class C	0.16%

Class R6	0.03

Administrator Class	0.10

Institutional Class	0.08

48  |  Wells Fargo Strategic Municipal Bond Fund

Notes to financial statements

Funds Management has contractually waived and/or reimbursed management and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. When each class of the Fund has exceeded its expense cap, Funds Management has waived fees and/or reimbursed expenses from fund-level expenses on a proportionate basis and then from class specific expenses. When only certain classes exceed their expense caps, waivers and/or reimbursements are applied against class specific expenses before fund-level expenses. Funds Management has committed through October 31, 2019 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s expenses at 0.82% for Class A shares, 1.57% for Class C shares, 0.43% for Class R6 shares, 0.68% for Administrator Class shares, and 0.48% for Institutional Class shares. Prior to or after the commitment expiration date, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees.

Distribution fee

The Trust has adopted a distribution plan for Class C shares of the Fund pursuant to Rule 12b-1 under the 1940 Act. A distribution fee is charged to Class C shares and paid to Wells Fargo Funds Distributor, LLC (“Funds Distributor”), the principal underwriter, at an annual rate of 0.75% of the average daily net assets of Class C shares.

In addition, Funds Distributor is entitled to receive the front-end sales charge from the purchase of Class A shares and a contingent deferred sales charge on the redemption of certain Class A shares. Funds Distributor is also entitled to receive the contingent deferred sales charges from redemptions of Class C shares. For the year ended June 30, 2019, Funds Distributor received $11,025 from the sale of Class A shares. No contingent deferred sales charges were incurred by Class A and Class C shares for the year ended June 30, 2019.

Shareholder servicing fees

The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A, Class C, and Administrator Class of the Fund are charged a fee at an annual rate of 0.25% of the average daily net assets of each respective class. A portion of these total shareholder servicing fees were paid to affiliates of Wells Fargo.

Interfund transactions

The Fund may purchase or sell portfolio investment securities to certain other Wells Fargo affiliates pursuant to Rule 17a-7 under the 1940 Act and under procedures adopted by the Board of Trustees. The procedures have been designed to ensure that these interfund transactions, which do not incur broker commissions, are effected at current market prices. Pursuant to these procedures, the Fund had $267,691,908 and $235,845,000 in interfund purchases and sales, respectively, during the year ended June 30, 2019.

5. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the year ended June 30, 2019 were $1,040,961,696 and $553,933,544, respectively.

6. DERIVATIVE TRANSACTIONS

During the year ended June 30, 2019, the Fund entered into futures contracts for to take advantage of the differences between municipal and treasury yields and to help manage the duration of the portfolio. The Fund had an average notional amount of $81,191,327 in long futures contracts and $9,187,933 in short futures contracts during the year ended June 30, 2019.

The fair value, realized gains or losses and change in unrealized gains or losses, if any, on derivative instruments are reflected in the corresponding financial statement captions.

7. BANK BORROWINGS

The Trust (excluding the money market funds), Wells Fargo Master Trust and Wells Fargo Variable Trust are parties to a $280,000,000 revolving credit agreement whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.25% of the unused balance is allocated to each participating fund.

For the year ended June 30, 2019, there were no borrowings by the Fund under the agreement.

Wells Fargo Strategic Municipal Bond Fund  |  49

Notes to financial statements

8. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid during the years ended June 30, 2019 and June 30, 2018 were as follows:

	Year ended June 30

	2019	2018

Ordinary income	$0	$2,201,445

Tax-exempt income	46,490,469	36,383,521

Long-term capital gain	0	2,571,054

As of June 30, 2019, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	Undistributed tax-exempt income	Unrealized gains

$2,091,065	$384,421	$56,022,179

Effective for all filings after November 4, 2018, the Securities and Exchange Commission eliminated the requirement to separately state the components of distributions to shareholders under U.S. generally accepted accounting principles. The amounts of distributions to shareholders for the year ended June 30, 2018 were as follows:

	Net investment income	Net realized gains

Class A	$8,770,008	$1,271,860

Class C	1,173,934	304,884

Administrator Class	3,668,568	493,273

Institutional Class	22,770,948	2,702,545

9. INDEMNIFICATION

Under the Trust’s organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Trust may enter into contracts with service providers that contain a variety of indemnification clauses. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

10. NEW ACCOUNTING PRONOUNCEMENTS

In August 2018, FASB issued Accounting Standards Update (“ASU”) No. 2018-13, Fair Value Measurement (Topic 820) Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement. ASU 2018-13 updates the disclosure requirements for fair value measurements by modifying or removing certain disclosures and adding certain new disclosures. The amendments are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. Early adoption is permitted. Management has adopted the removal and modification of disclosures early, as permitted, and will adopt the additional new disclosures at the effective date.

In March 2017, FASB issued ASU No. 2017-08, Premium Amortization on Purchased Callable Debt Securities. ASU 2017-08 shortens the amortization period for certain callable debt securities held at a premium and requires the premium to be amortized to the earliest call date. The amendments do not require an accounting change for securities held at a discount and discounts will continue to be accreted to the maturity date of the security. ASU 2017-08 is effective for fiscal years beginning after December 15, 2018 and for interim periods within those fiscal years. During the current reporting period, management of the Fund adopted the change in accounting policy which did not have a material impact to the Fund’s financial statements.

50  |  Wells Fargo Strategic Municipal Bond Fund

Report of independent registered public accounting firm

TO THE SHAREHOLDERS OF THE FUND AND BOARD OF TRUSTEES OF WELLS FARGO FUNDS TRUST:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Wells Fargo Strategic Municipal Bond Fund (the Fund), one of the funds constituting Wells Fargo Funds Trust, including the portfolio of investments, as of June 30, 2019, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years or periods in the five year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of June 30, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two year period then ended, and the financial highlights for each of the years or periods in the five year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of June 30, 2019, by correspondence with the custodian and brokers, or by other appropriate auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have not been able to determine the specific year that we began serving as the auditor of one or more Wells Fargo Funds investment companies; however we are aware that we have served as the auditor of one or more Wells Fargo Funds investment companies since at least 1955.

Boston, Massachusetts

August 26, 2019

Wells Fargo Strategic Municipal Bond Fund  |  51

Other information (unaudited)

TAX INFORMATION

Pursuant to Section 852 of the Internal Revenue Code, 100% of distributions paid from net investment income is designated as exempt-interest dividends for the fiscal year ended June 30, 2019.

PROXY VOTING INFORMATION

A description of the policies and procedures used to determine how to vote proxies relating to portfolio securities is available, upon request, by calling 1-800-222-8222, visiting our website at wfam.com, or visiting the SEC website at sec.gov. Information regarding how the proxies related to portfolio securities were voted during the most recent 12-month period ended June 30 is available on the website at wfam.com or by visiting the SEC website at sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q or Form N-PORT, which is available by visiting the SEC website at sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

52  |  Wells Fargo Strategic Municipal Bond Fund

Other information (unaudited)

BOARD OF TRUSTEES AND OFFICERS

Each of the Trustees and Officers1 listed in the table below acts in identical capacities for each fund in the Wells Fargo family of funds, which consists of 152 mutual funds comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information2. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

Independent Trustees

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships

William R. Ebsworth (Born 1957)	Trustee, since 2015	Retired. From 1984 to 2013, equities analyst, portfolio manager, research director and chief investment officer at Fidelity Management and Research Company in Boston, Tokyo, and Hong Kong, and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. where he led a team of investment professionals managing client assets. Prior thereto, Board member of Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life Insurance Company. Audit Committee Chair and Investment Committee Chair of the Vincent Memorial Hospital Endowment (non-profit organization). Mr. Ebsworth is a CFA® charterholder.	N/A

Jane A. Freeman (Born 1953)	Trustee, since 2015; Chair Liaison, since 2018	Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens & Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead Independent Director and chair of the Audit Committee. Board member of the Russell Exchange Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is a Board Member of The Ruth Bancroft Garden (non-profit organization). She is also an inactive Chartered Financial Analyst.	N/A

Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009; Audit Committee Chairman, since 2019	Retired. Chairman of the Board of CIGNA Corporation since 2009, and Director since 2005. From 2003 to 2011, Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (private school). Advisory Board Member, Child Evangelism Fellowship (non-profit). Mr. Harris is a certified public accountant (inactive status).	CIGNA Corporation

Judith M. Johnson (Born 1949)	Trustee, since 2008; Audit Committee Chairman, from 2009 to 2018	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	N/A

Wells Fargo Strategic Municipal Bond Fund  |  53

Other information (unaudited)

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships

David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business, Stanford University, Director of the Corporate Governance Research Initiative and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	N/A

Olivia S. Mitchell (Born 1953)	Trustee, since 2006; Nominating and Governance Committee Chairman, since 2018	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	N/A

Timothy J. Penny (Born 1951)	Trustee, since 1996; Chairman, since 2018	President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	N/A

James G. Polisson (Born 1959)	Trustee, since 2018	Retired. Chief Marketing Officer, Source (ETF) UK Services, Ltd, from 2015 to 2017. From 2012 to 2015, Principal of The Polisson Group, LLC, a management consulting, corporate advisory and principal investing company. Chief Executive Officer and Managing Director at Russell Investments, Global Exchange Traded Funds from 2010 to 2012. Managing Director of Barclays Global Investors from 1998 to 2010 and Global Chief Marketing Officer for iShares and Barclays Global Investors from 2000 to 2010. Trustee of the San Francisco Mechanics’ Institute, a non-profit organization, from 2013 to 2015. Board member of the Russell Exchange Traded Fund Trust from 2011 to 2012. Director of Barclays Global Investors Holdings Deutschland GmbH from 2006 to 2009. Mr. Polisson is an attorney and has a retired status with the Massachusetts and District of Columbia Bar Associations.	N/A

*	Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

54  |  Wells Fargo Strategic Municipal Bond Fund

Other information (unaudited)

Officers

Name and year of birth	Position held and length of service	Principal occupations during past five years or longer

Andrew Owen (Born 1960)	President, since 2017	Executive Vice President of Wells Fargo & Company and Head of Affiliated Managers, Wells Fargo Asset Management, since 2014. In addition, Mr. Owen is currently President, Chief Executive Officer and Director of Wells Fargo Funds Management, LLC since 2017. Prior thereto, Executive Vice President responsible for marketing, investments and product development for Wells Fargo Funds Management, LLC, from 2009 to 2014.

Nancy Wiser[1] (Born 1967)	Treasurer, since 2012	Executive Vice President of Wells Fargo Funds Management, LLC since 2011. Chief Operating Officer and Chief Compliance Officer at LightBox Capital Management LLC, from 2008 to 2011.

Alexander Kymn (Born 1973)	Secretary and Chief Legal Officer, since 2018	Senior Company Counsel of Wells Fargo Bank, N.A. since 2018 (previously Senior Counsel from 2007 to 2018). Vice President of Wells Fargo Funds Management, LLC from 2008 to 2014.

Michael H. Whitaker (Born 1967)	Chief Compliance Officer, since 2016	Senior Vice President and Chief Compliance Officer since 2016. Senior Vice President and Chief Compliance Officer for Fidelity Investments from 2007 to 2016.

David Berardi (Born 1975)	Assistant Treasurer, since 2009	Vice President of Wells Fargo Funds Management, LLC since 2009. Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Manager of Fund Reporting and Control for Evergreen Investment Management Company, LLC from 2004 to 2010.

Jeremy DePalma[1] (Born 1974)	Assistant Treasurer, since 2009	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010 and head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.

[1]	Nancy Wiser acts as Treasurer of 65 funds in the Fund Complex. Jeremy DePalma acts as Treasurer of 87 funds and Assistant Treasurer of 65 funds in the Fund Complex.

[2]

The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the website at wfam.com.

Wells Fargo Strategic Municipal Bond Fund  |  55

Other information (unaudited)

BOARD CONSIDERATION OF INVESTMENT MANAGEMENT AND SUB-ADVISORY AGREEMENTS:

Wells Fargo Strategic Municipal Bond Fund

Under the Investment Company Act of 1940 (the “1940 Act”), the Board of Trustees (the “Board”) of Wells Fargo Funds Trust (the “Trust”) must determine annually whether to approve the continuation of the Trust’s investment management and sub-advisory agreements. In this regard, at an in-person meeting held on May 21-22, 2019 (the “Meeting”), the Board, all the members of which have no direct or indirect interest in the investment management and sub-advisory agreements and are not “interested persons” of the Trust, as defined in the 1940 Act (the “Independent Trustees”), reviewed and approved for Wells Fargo Strategic Municipal Bond Fund (the “Fund”): (i) an investment management agreement (the “Management Agreement”) with Wells Fargo Funds Management, LLC (“Funds Management”); and (ii) an investment sub-advisory agreement (the “Sub-Advisory Agreement”) with Wells Capital Management Incorporated (the “Sub-Adviser”), an affiliate of Funds Management. The Management Agreement and the Sub-Advisory Agreement are collectively referred to as the “Advisory Agreements.”

At the Meeting, the Board considered the factors and reached the conclusions described below relating to the selection of Funds Management and the Sub-Adviser and the approval of the Advisory Agreements. Prior to the Meeting, including at an in-person meeting in April 2019, the Trustees conferred extensively among themselves and with representatives of Funds Management about these matters. Also, the Board has adopted a team-based approach, with each team consisting of a sub-set of Trustees, to assist the full Board in the discharge of its duties in reviewing investment performance and other matters throughout the year. The Independent Trustees were assisted in their evaluation of the Advisory Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately.

In providing information to the Board, Funds Management and the Sub-Adviser were guided by a detailed set of requests for information submitted to them by independent legal counsel on behalf of the Independent Trustees at the start of the Board’s annual contract renewal process earlier in 2019. In considering and approving the Advisory Agreements, the Trustees considered the information they believed relevant, including but not limited to the information discussed below. The Board considered not only the specific information presented in connection with the Meeting, but also the knowledge gained over time through interaction with Funds Management and the Sub-Adviser about various topics. In this regard, the Board reviewed reports of Funds Management at each of its quarterly meetings, which included, among other things, portfolio reviews and investment performance reports. In addition, the Board and the teams mentioned above confer with portfolio managers at various times throughout the year. The Board did not identify any particular information or consideration that was all-important or controlling, and each individual Trustee may have attributed different weights to various factors.

After its deliberations, the Board unanimously approved the continuation of the Advisory Agreements for a one-year term and determined that the compensation payable to Funds Management and the Sub-Adviser under each of the Advisory Agreements was reasonable. The Board considered the approval of the Advisory Agreements for the Fund as part of its consideration of agreements for funds across the complex, but its approvals were made on a fund-by-fund basis. The following summarizes a number of important, but not necessarily all, factors considered by the Board in support of its approvals.

Nature, extent and quality of services

The Board received and considered various information regarding the nature, extent and quality of services provided to the Fund by Funds Management and the Sub-Adviser under the Advisory Agreements. This information included a description of the investment advisory services and Fund-level administrative services covered by the Management Agreement, as well as, among other things, a summary of the background and experience of senior management of Wells Fargo Asset Management (“WFAM”), of which Funds Management and the Sub-Adviser are a part, a summary of investments made in the business of WFAM, a summary of certain organizational and personnel changes involving Funds Management and the Sub-Adviser, and a description of Funds Management’s and the Sub-Adviser’s business continuity planning programs and of their approaches to data privacy and cybersecurity. The Board received and reviewed information about Funds Management’s role as administrator of the Fund’s liquidity risk management program. The Board also considered the qualifications, background, tenure and responsibilities of each of the portfolio managers primarily responsible for the day-to-day portfolio management of the Fund.

The Board evaluated the ability of Funds Management and the Sub-Adviser to attract and retain qualified investment professionals, including research, advisory and supervisory personnel. The Board further considered the compliance programs and compliance records of Funds Management and the Sub-Adviser. In addition, the Board took into account the full range of services provided to the Fund by Funds Management and its affiliates.

56  |  Wells Fargo Strategic Municipal Bond Fund

Other information (unaudited)

Fund investment performance and expenses

The Board considered the investment performance results for the Fund over various time periods ended December 31, 2018. The Board considered these results in comparison to the investment performance of funds in a universe that was determined by Broadridge Inc. (“Broadridge”) to be similar to the Fund (the “Universe”), and in comparison to the Fund’s benchmark index and to other comparative data. Broadridge is an independent provider of investment company data. The Board received a description of the methodology used by Broadridge to select the mutual funds in the performance Universe. The Board noted that the investment performance of the Fund (Administrator Class) was higher than the average investment performance of the Universe for all periods under review. The Board also noted that the investment performance of the Fund was higher than its benchmark index, the Bloomberg Barclays Short-Intermediate Municipal Bond Index, for all periods under review.

The Board also received and considered information regarding the Fund’s net operating expense ratios and their various components, including actual management fees, custodian and other non-management fees, and Rule 12b-1 and non-Rule 12b-1 shareholder service fees. The Board considered these ratios in comparison to the median ratios of funds in class-specific expense groups that were determined by Broadridge to be similar to the Fund (the “Groups”). The Board received a description of the methodology used by Broadridge to select the mutual funds in the expense Groups and an explanation of how funds comprising expense groups and their expense ratios may vary from year-to-year. Based on the Broadridge reports, the Board noted that the net operating expense ratios of the Fund were lower than or in range of the median net operating expense ratios of the expense Groups for each share class.

The Board took into account the Fund’s investment performance and expense information provided to it among the factors considered in deciding to re-approve the Advisory Agreements.

Investment management and sub-advisory fee rates

The Board reviewed and considered the contractual fee rates payable by the Fund to Funds Management under the Management Agreement, as well as the contractual fee rates payable by the Fund to Funds Management for class-level administrative services under a Class-Level Administration Agreement, which include, among other things, class-level transfer agency and sub-transfer agency costs (collectively, the “Management Rates”). The Board also reviewed and considered the contractual investment sub-advisory fee rates that are payable by Funds Management to the Sub-Adviser for investment sub-advisory services.

Among other information reviewed by the Board was a comparison of the Fund’s Management Rates with the average contractual investment management fee rates of funds in the expense Groups at a common asset level as well as transfer agency costs of the funds in the expense Groups. The Board noted that the Management Rates of the Fund were lower than or in range of the sum of these average rates for the Fund’s expense Groups for all share classes.

The Board also received and considered information about the portion of the total management fee that was retained by Funds Management after payment of the fee to the Sub-Adviser for sub-advisory services. In assessing the reasonableness of this amount, the Board received and evaluated information about the nature and extent of responsibilities retained and risks assumed by Funds Management and not delegated to or assumed by the Sub-Adviser, and about Funds Management’s on-going oversight services. Given the affiliation between Funds Management and the Sub-Adviser, the Board ascribed limited relevance to the allocation of fees between them.

The Board also received and considered information about the nature and extent of services offered and fee rates charged by Funds Management and the Sub-Adviser to other types of clients with investment strategies similar to those of the Fund. In this regard, the Board received information about the significantly greater scope of services, and compliance, reporting and other legal burdens and risks of managing proprietary mutual funds compared with those associated with managing assets of other types of clients, including third-party sub-advised fund clients and non-mutual fund clients such as institutional separate accounts.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board determined that the compensation payable to Funds Management under the Management Agreement and to the Sub-Adviser under the Sub-Advisory Agreement was reasonable.

Profitability

The Board received and considered information concerning the profitability of Funds Management, as well as the profitability of both WFAM and Wells Fargo & Co. (“Wells Fargo”) from providing services to the fund family as a whole. The Board noted that the Sub-Adviser’s profitability information with respect to providing services to the Fund and other funds in the family was subsumed in the WFAM and Wells Fargo profitability analysis.

Funds Management reported on the methodologies and estimates used in calculating profitability, including a description of the methodology used to allocate certain expenses. Among other things, the Board noted that the levels of profitability

Wells Fargo Strategic Municipal Bond Fund  |  57

Other information (unaudited)

reported on a fund-by-fund basis varied widely, depending on factors such as the size, type and age of fund. Based on its review, the Board did not deem the profits reported by Funds Management, WFAM or Wells Fargo from services provided to the Fund to be at a level that would prevent it from approving the continuation of the Advisory Agreements.

Economies of scale

The Board received and considered information about the potential for Funds Management to experience economies of scale in the provision of management services to the Fund, the difficulties of calculating economies of scale at an individual fund level, and the extent to which potential scale benefits are shared with shareholders. The Board noted the existence of breakpoints in the Fund’s management fee structure, which operate generally to reduce the Fund’s expense ratios as the Fund grows in size. The Board considered that in addition to management fee breakpoints, Funds Management shares potential economies of scale from its management business in a variety of ways, including through fee waiver and expense reimbursement arrangements, services that benefit shareholders, competitive management fee rates set at the outset without regard to breakpoints, and investments in the business intended to enhance services available to shareholders.

The Board concluded that Funds Management’s arrangements with respect to the Fund, including contractual breakpoints, constituted a reasonable approach to sharing potential economies of scale with the Fund and its shareholders.

Other benefits to Funds Management and the Sub-Adviser

The Board received and considered information regarding potential “fall-out” or ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, as a result of their relationships with the Fund. Ancillary benefits could include, among others, benefits directly attributable to other relationships with the Fund and benefits potentially derived from an increase in Funds Management’s and the Sub-Adviser’s business as a result of their relationships with the Fund. The Board noted that various affiliates of Funds Management may receive distribution-related fees, shareholder servicing payments and sub-transfer agency fees in respect of shares sold or held through them and services provided.

The Board also reviewed information about soft dollar credits earned and utilized by the Sub-Adviser, fees earned by Funds Management and the Sub-Adviser from managing a private investment vehicle for the fund family’s securities lending collateral, and commissions earned by an affiliated broker from portfolio transactions.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board did not find that any ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, were unreasonable.

Conclusion

At the Meeting, after considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board unanimously approved the continuation of the Advisory Agreements for a one-year term and determined that the compensation payable to Funds Management and the Sub-Adviser under each of the Advisory Agreements was reasonable.

58  |  Wells Fargo Strategic Municipal Bond Fund

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For more information

More information about Wells Fargo Funds is available free upon request. To obtain literature, please write, visit the Fund’s website, or call:

Wells Fargo Funds

P.O. Box 219967

Kansas City, MO 64121-9967

Website: wfam.com

Individual investors: 1-800-222-8222

Retail investment professionals: 1-888-877-9275

Institutional investment professionals: 1-866-765-0778

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call 1-800-222-8222 or visit the Fund’s website at wfam.com. Read the prospectus carefully before you invest or send money.

Wells Fargo Asset Management (WFAM) is the trade name for certain investment advisory/management firms owned by Wells Fargo & Company. These firms include but are not limited to Wells Capital Management Incorporated and Wells Fargo Funds Management, LLC. Certain products managed by WFAM entities are distributed by Wells Fargo Funds Distributor, LLC (a broker-dealer and Member FINRA).

This material is for general informational and educational purposes only and is NOT intended to provide investment advice or a recommendation of any kind—including a recommendation for any specific investment, strategy, or plan.

INVESTMENT PRODUCTS: NOT FDIC INSURED  ◾  NO BANK GUARANTEE  ◾   MAY LOSE VALUE

© 2019 Wells Fargo Funds Management, LLC. All rights reserved.

404828 08-19

A257/AR257 06-19

Annual Report

June 30, 2019

Wells Fargo

High Yield Municipal Bond Fund

Beginning on January 1, 2021, as permitted by new regulations adopted by the Securities and Exchange Commission, paper copies of the Wells Fargo Funds’ annual and semi-annual shareholder reports issued after this date will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds’ website, and you will be notified by mail each time a report is posted and provided with a website address to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically at any time by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling 1-800-222-8222 or by enrolling at wellsfargo.com/advantagedelivery.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports; if you invest directly with the Fund, you can call 1-800-222-8222. Your election to receive reports in paper will apply to all Wells Fargo Funds held in your account with your financial intermediary or, if you are a direct investor, to all Wells Fargo Funds that you hold.

Reduce clutter. Save trees.
Sign up for electronic delivery of prospectuses and shareholder reports at wellsfargo.com/advantagedelivery

The views expressed and any forward-looking statements are as of June 30, 2019, unless otherwise noted, and are those of the Fund managers and/or Wells Fargo Asset Management. Discussions of individual securities, or the markets generally, or any Wells Fargo Fund are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements. The views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo Asset Management and the Fund disclaim any obligation to publicly update or revise any views expressed or forward-looking statements.

INVESTMENT PRODUCTS: NOT FDIC INSURED  ◾  NO BANK GUARANTEE  ◾  MAY LOSE VALUE

Wells Fargo High Yield Municipal Bond Fund  |  1

Letter to shareholders (unaudited)

Andrew Owen

President

Wells Fargo Funds

Dear Shareholder:

We are pleased to offer you this annual report for the Wells Fargo High Yield Municipal Bond Fund for the 12-month period that ended June 30, 2019. After the first six months of the period yielded either low-single-digit or negative investment returns, stock and bond investors enjoyed a recovery during the final six months. The gains came amid continued concerns about global economic growth, international trade, geopolitical tensions, and bouts of market volatility.

For the period, U.S. stocks, based on the S&P 500 Index,1 gained 10.42% and international stocks, as measured by the MSCI ACWI ex USA Index (Net),2 rose 1.29%. The MSCI EM Index (Net)3 added 1.21%. For bond investors, the Bloomberg Barclays U.S. Aggregate Bond Index4 added 7.87%, the Bloomberg Barclays Global Aggregate ex-USD Index5 rose 4.10%, the Bloomberg Barclays Municipal Bond Index6 gained 6.71%, and the ICE BofAML U.S. High Yield Index7 added 7.58%.

U.S. and international markets diverged during the third quarter of 2018.

Domestic equity investors received encouraging news during the third quarter of 2018. The U.S. Bureau of Economic Analysis reported second-quarter annualized gross domestic product (GDP) growth of 4.2%. Hiring improved. Unemployment declined. Consumer confidence and spending increased. Third-quarter corporate earnings reports were generally positive. U.S. trade negotiations with Mexico and Canada progressed. The U.S. Federal Reserve (Fed) raised the federal funds rate by 25 basis points (bps; 100 bps equal 1.00%) to a target range of between 2.00% and 2.25% in September, one of four rate increases implemented during 2018, expressing confidence in the strength of the U.S. economic expansion’s durability.

Investors in international markets were not as confident. Tensions between the U.S. and China increased. The U.S. imposed $200 billion in tariffs on Chinese goods. China reacted with $60 billion in tariffs on U.S. goods. Economic growth in China caused concern. During the quarter, the MSCI ACWI ex USA Index (Net) gained 0.71%. The MSCI EM Index (Net) declined 1.09%. In fixed-income markets, U.S. bonds were flat, as measured by the Bloomberg Barclays U.S. Aggregate Bond Index. The Bloomberg Barclays Global Aggregate ex-USD Index fell 1.74%.

[1]

The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.

[2]

The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) ex USA Index (Net) is a free-float-adjusted market-capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets, excluding the U.S. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices or any securities or financial products. This report is not approved, reviewed, or produced by MSCI. You cannot invest directly in an index.

[3]

The MSCI Emerging Markets (EM) Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of emerging markets. You cannot invest directly in an index.

[4]

The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. You cannot invest directly in an index.

[5]

The Bloomberg Barclays Global Aggregate ex-USD Index is an unmanaged index that provides a broad-based measure of the global investment-grade fixed-income markets excluding the U.S. dollar-denominated debt market. You cannot invest directly in an index.

[6]	The Bloomberg Barclays Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.

[7]

The ICE BofAML U.S. High Yield Index is a market-capitalization-weighted index of domestic and Yankee high-yield bonds. The index tracks the performance of high-yield securities traded in the U.S. bond market. You cannot invest directly in an index. Copyright 2019. ICE Data Indices, LLC. All rights reserved.

2  |  Wells Fargo High Yield Municipal Bond Fund

Letter to shareholders (unaudited)

Global markets suffered during the fourth quarter of 2018.

November’s U.S. midterm elections shifted control of the House of Representatives from Republicans to Democrats, presaging partisan clashes that followed and caused uncertainty among investors. Third-quarter U.S. GDP was announced at an annualized 3.4% rate, lower than the second-quarter rate. Brexit efforts stalled ahead of the March 2019 deadline. The People’s Bank of China cut reserve requirement ratios, accelerated infrastructure spending, and cut taxes even as the value of the yuan declined to low levels last seen in 2008. A partial U.S. government shutdown driven by partisan policy disputes extended into January.

The combination of news in the U.S. and generally weak economic indicators outside of the U.S. caused investors to seek safe havens. December’s S&P 500 Index performance was the worst since 1931. Globally, fixed-income investments fared better than stocks during the last two months of the year. The Fed increased the federal funds rate by 25 bps in December to a target range of between 2.25% and 2.50%.

The market climbs a wall of worry.

Investors entered 2019 with reasons to be concerned. Investment returns appeared to reaffirm the adage that markets climb a wall of worry. The S&P 500 Index gained 8.01% for the month of January, the best monthly performance in 30 years. Returns for the MSCI ACWI ex USA Index (Net), the Bloomberg Barclays U.S. Aggregate Bond Index, and the Bloomberg Barclays Global Aggregate ex-USD Index also were positive. The Fed indicated that it would pause its program of regular rate increases during 2019 as inflation remained low.

In February 2019, concerns over slowing global growth persisted. The Bureau of Economic Analysis announced fourth-quarter 2018 GDP grew at an annualized 2.2% rate, down from the levels of the prior two quarters. In a February report, the Bank of England forecast the slowest growth since the financial crisis for 2019. China and the U.S. continued to wrangle over trade issues.

By the end of March 2019, the combination of dovish Fed sentiment and steady, if not spectacular, economic and business metrics reinforced investors’ confidence. Monthly job creation data and corporate profits, while less consistent than during 2018, were solid. China announced a roughly $300 billion stimulus package through tax and fee cuts intended to reinvigorate economic growth.

During April 2019, investors drew confidence from favorable economic projections, sustained low inflation, and solid employment data. First-quarter GDP showed the economy grew at an annualized rate of 3.2% on improvement in business investment and exports. Favorable sentiment extended to foreign markets as the MSCI ACWI ex USA Index (Net) gained 2.64% and the MSCI EM Index (Net) added 2.11% for the month.

During May 2019, investing signals were mixed. In the U.S., partisan wrangling ramped up as Democrats and Republicans set their sights on 2020 presidential politics. The U.K.’s Brexit caused Prime Minister Theresa May to resign. The European Commission downgraded the 2019 growth forecast to 1.2%. The U.S. increased tariffs on products from China, China responded, and then talks broke down. President Donald Trump threatened to turn his foreign policy tariff tool to Mexico over immigration issues. Markets tumbled.

As had been the case during most of 2019 to date, just as the investment horizon appeared to darken, sentiment turned and markets gained. The gains, primarily driven by geopolitical and monetary policy events, drove equity markets to new highs. President Trump dropped his threats of new tariffs on Mexico after talks and further tariffs on China after meeting with China’s President Xi Jinping at the G-20 summit. President Mario Draghi of the European Central Bank said that if the outlook doesn’t

“December’s S&P 500 Index performance was the worst since 1931.”

“The S&P 500 Index gained 8.01% for the month of January, the best monthly performance in 30 years.”

Wells Fargo High Yield Municipal Bond Fund  |  3

Letter to shareholders (unaudited)

improve, the bank will cut rates or buy more assets to prop up inflation. In the U.S., the Fed said growth shifted from “solid” to “moderate” and indicated a willingness to cut rates.

Don’t let short-term uncertainty derail long-term investment goals.

Periods of investment uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. To help you create a sound strategy based on your personal goals and risk tolerance, Wells Fargo Funds offers more than 100 mutual funds spanning a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.

Thank you for choosing to invest with Wells Fargo Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs.

Sincerely,

Andrew Owen

President

Wells Fargo Funds

For further information about your Fund, contact your investment professional, visit our website at wfam.com, or call us directly at 1-800-222-8222.

4  |  Wells Fargo High Yield Municipal Bond Fund

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Performance highlights (unaudited)

Investment objective

The Fund seeks high current income exempt from federal income tax, and capital appreciation.

Manager

Wells Fargo Funds Management, LLC

Subadviser

Wells Capital Management Incorporated

Portfolio managers

Dennis Derby

Terry J. Goode

Average annual total returns (%) as of June 30, 2019

		Including sales charge			Excluding sales charge				Expense ratios[1] (%)

	Inception date	1 year	5 year	Since inception	1 year	5 year	Since inception		Gross	Net[2]

Class A (WHYMX)	1-31-2013	2.59	4.44	4.75	7.43	5.40	5.50		1.07	0.80

Class C (WHYCX)	1-31-2013	5.63	4.61	4.71	6.63	4.61	4.71		1.82	1.55

Class R6 (EKHRX)[3]	7-31-2018	–	–	–	7.85	5.69	5.78		0.69	0.50

Administrator Class (WHYDX)	1-31-2013	–	–	–	7.64	5.50	5.62		1.01	0.70

Institutional Class (WHYIX)	1-31-2013	–	–	–	7.70	5.66	5.76		0.74	0.55

Bloomberg Barclays Municipal Bond Index[4]	–	–	–	–	6.71	3.64	3.28	*	–	–

Bloomberg Barclays High Yield Municipal Bond Index[5]	–	–	–	–	7.79	6.35	5.00	*	–	–

*	Return is based on the oldest Fund class.

Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, wfam.com.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.

For Class A shares, the maximum front-end sales charge is 4.50%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including a contingent deferred sales charge assumes the sales charge for the corresponding time period. Class R6, Administrator Class, and Institutional Class shares are sold without a front-end sales charge or contingent deferred sales charge.

Bond values fluctuate in response to the financial condition of individual issuers, general market and economic conditions, and changes in interest rates. Changes in market conditions and government policies may lead to periods of heightened volatility in the bond market and reduced liquidity for certain bonds held by the Fund. In general, when interest rates rise, bond values fall and investors may lose principal value. Interest rate changes and their impact on the Fund and its share price can be sudden and unpredictable. High-yield securities have a greater risk of default and tend to be more volatile than higher-rated debt securities. The use of derivatives may reduce returns and/or increase volatility. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). The Fund is exposed to municipal securities risk. Consult the Fund’s prospectus for additional information on these and other risks. A portion of the Fund’s income may be subject to federal, state, and/or local income taxes or the Alternative Minimum Tax (AMT). Any capital gains distributions may be taxable.

Please see footnotes on page 7.

6  |  Wells Fargo High Yield Municipal Bond Fund

Performance highlights (unaudited)

Growth of $10,000 investment as of June 30, 2019[6]

[1]

Reflects the expense ratios as stated in the most recent prospectuses. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report, which do not include acquired fund fees and expenses.

[2]

The manager has contractually committed through October 31, 2019, to waive fees and/or reimburse expenses to the extent necessary to cap the expenses of each class after fee waivers at the amounts shown. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses (if any), and extraordinary expenses are excluded from the expense cap. Prior to or after the commitment expiration date, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees. Without this cap, the Fund’s returns would have been lower. The expense ratio paid by an investor is the net expense ratio (the total annual fund operating expenses after fee waivers) as stated in the prospectuses.

[3]

Historical performance shown for Class R6 shares prior to their inception reflects the performance of the Institutional Class shares, and includes the higher expenses applicable to Institutional Class shares.

[4]	The Bloomberg Barclays Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.

[5]

The Bloomberg Barclays High Yield Municipal Bond Index measures the non-investment-grade and nonrated U.S. dollar–denominated, fixed-rate, tax-exempt bond market within the 50 United States and four other qualifying regions (Washington, D.C.; Puerto Rico; Guam; and the Virgin Islands). The index allows state and local general obligation, revenue, insured, and prefunded bonds; however, historically the index has been composed of mostly revenue bonds. You cannot invest directly in an index.

[6]

The chart compares the performance of Class A shares since inception with the Bloomberg Barclays Municipal Bond Index and the Bloomberg Barclays High Yield Municipal Bond Index. The chart assumes a hypothetical $10,000 investment in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 4.50%.

[7]	Amounts are calculated based on the long-term total investments of the Fund. These amounts are subject to change and may have changed since the date specified.

[8]

The credit quality distribution of portfolio holdings reflected in the chart is based on ratings from Standard & Poor’s, Moody’s Investors Service, and/or Fitch Ratings Ltd. Credit quality ratings apply to the underlying holdings of the Fund and not to the Fund itself. The percentages of the Fund’s portfolio with the ratings depicted in the chart are calculated based on the total market value of fixed income securities held by the Fund. If a security was rated by all three rating agencies, the middle rating was utilized. If rated by two of three rating agencies, the lower rating was utilized, and if rated by one of the rating agencies, that rating was utilized. Standard & Poor’s rates the creditworthiness of bonds, ranging from AAA (highest) to D (lowest). Ratings from A to CCC may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the rating categories. Standard & Poor’s rates the creditworthiness of short-term notes from SP-1 (highest) to SP-3 (lowest). Moody’s rates the creditworthiness of bonds, ranging from Aaa (highest) to C (lowest). Ratings Aa to B may be modified by the addition of a number 1 (highest) to 3 (lowest) to show relative standing within the ratings categories. Moody’s rates the creditworthiness of short-term U.S. tax-exempt municipal securities from MIG 1/VMIG 1 (highest) to SG (lowest). Fitch rates the creditworthiness of bonds, ranging from AAA (highest) to D (lowest). Credit quality distribution is subject to change and may have changed since the date specified.

Wells Fargo High Yield Municipal Bond Fund  |  7

Performance highlights (unaudited)

MANAGER’S DISCUSSION

Fund highlights

∎

The Fund (Class A, excluding sales charges) outperformed its primary benchmark, the Bloomberg Barclays Municipal Bond Index, for the year that ended June 30, 2019. The Fund (Class A, excluding sales charges) underperformed its secondary benchmark, the Bloomberg Barclays High Yield Municipal Bond Index, over the same period.

∎

Our conservative duration and yield-curve positioning relative to the benchmark were positive contributors. We started the period close to neutral and extended duration in early 2019 prior to the significant rally in rates. Security selection and credit positioning contributed to performance. High-yield credit spreads tightened across the board over the course of the year.

∎

Security selection was the biggest driver of performance, and our overweight to selected high-yield bonds was accretive to returns. These bonds continued to benefit from strong technicals and demand from investors for higher-yielding municipal paper.

∎

An overweight to BB-rated bonds and out-of-benchmark nonrated bonds were positive contributors to relative performance. The Fund’s more conservative credit positioning contributed to lower volatility but also was a detractor against the secondary benchmark performance as non-investment-grade and lower-rated bonds performed the best.

Effective maturity distribution as of June 30, 2019[7]

The Fed abruptly changed course from raising rates to a potential rate cut over the period.

Throughout most of 2018, the fixed-income markets expected the U.S. Federal Reserve (Fed) to continue the path to normalize monetary policy. Moderate economic growth, stronger employment data, and inflation near its 2% target enabled the Fed to increase the federal funds rate four times in the calendar year. Despite a Fed rate hike in December, the Treasury market rallied in the fourth quarter of 2018 as the market lowered expectations for further rate hikes amid slower global growth, trade tariffs, and uncertainty concerning Britain’s departure from the

European Union. These concerns only increased as we moved into the first half of 2019, and discussions changed from when the Fed might hike to when it might cut the federal funds rate. As a result, fixed-income markets rallied, pushing the benchmark 10-year Treasury yield from a 3.23% peak in November 2018 to 2.00% by the end of June 2019.

Specific to the municipal bond market, the beginning of the reporting period was marked with significant outflows due to a general risk-on sentiment in equity markets and the fear of rising interest rates. As the calendar turned, so did market sentiment. Flows into municipal mutual funds not only turned positive, but record inflows were reported as investor opinion toward fixed income, particularly municipals, improved due to investor expectations that interest rates would remain stable. While new-issue supply was higher than it was a year earlier, it was still much lower than a typical year due to tax reform that eliminated the ability of issuers to advance refund outstanding, higher-cost debt on a tax-exempt basis. Technicals drove the market as overall reduced supply, state and local sales tax caps for individuals, and lower interest rates fueled demand and thus returns for municipal bonds over the period.

Please see footnotes on page 7.

8  |  Wells Fargo High Yield Municipal Bond Fund

Performance highlights (unaudited)

Credit quality as of June 30, 2019[8]

Security selection and credit positioning were the strongest performance drivers for the Fund.

Yield-curve positioning, particularly among 20-year and longer bonds, was accretive to performance. Sector allocation also aided performance, while conservative duration positioning was somewhat offset by security selection. The largest individual contributors to performance included local Illinois general obligation (GO) bonds, New Jersey appropriation bonds, gas bonds, and industrial development revenue/pollution control revenue (IDR/PCR) project finance bonds. Detractors from performance were relatively few and small in size, including a distressed hospital bond we sold and a bond issued by a financially weaker private school.

Demand for income remained strong during the period, as overall interest rates remained low by historical standards. This demand combined with positive fund flows, low supply, and slowing but steady economic growth fueled demand for high-yield bonds, which generally outperformed bonds in other rating categories. The Fund was overweight these rating categories and benefited as prices rose. We actively traded new issues, particularly in the IDR/PCR sector.

As the year progressed, we became increasingly cautious as spreads for lower-investment-grade and high-yield bonds continued to tighten. Again, while overall yields are very low in the high-yield universe, we have been seeing more signs of weakness in certain sectors of the market. Multifamily housing has seen a number of defaults over the past year, and there have been growing concerns about appropriation debt after a city in Missouri failed to appropriate for a shopping center issue over the past year. We have seen an increase in initial defaults in the Continuing Care Retirement Community space as well. We have largely been able to avoid these pitfalls through careful security selection.

Duration was a contributor to performance versus the primary benchmark but was a detractor from performance versus the secondary benchmark, the Bloomberg Barclays High Yield Municipal Bond Index. We started the period with a neutral duration position and extended duration in the first part of 2019 prior to the significant rally in rates. We let duration drift in toward the end of the period and ended slightly longer than the primary benchmark. We continued to be conservatively positioned relative to the secondary index as the period ended.

We remain underweight state GO bonds but have an overweight to local GO bonds, which were some of our better-performing issues for the year, especially those in lower-rated Illinois and New Jersey complexes. We remain overweight hospitals compared with the primary index, yet we remain underweight the sector versus the secondary index. Against both indices, we outperformed in the sector due to security selection. In IDR/PCRs, we saw a similar story, with an overweight compared with the primary index but an underweight compared with the secondary index. Again, credit and security selection led to outperformance against both indices. Our lack of exposure to Puerto Rico led to sector underperformance in GOs versus the high-yield GO sector as well as water and sewer, with Puerto Rico Electric Power Authority bonds rallying as the issuer moves closer to a potential restructuring. We would also note that Puerto Rico Corporación del Fondo de Interés Apremiante bonds performed in line with the secondary index. Our overweight to alternative minimum tax bonds was accretive to performance versus both indices.

As the expansion appears to be in the rearview mirror, a transition away from risk may be warranted.

The economic expansion started in June 2009 and is the longest since the Great Depression. Low-quality bonds and equities have performed well with both near records—highs on stocks and record-low yields for bonds. We believe we are late cycle, and although economic strength remains, the trend is negative and we expect growth to slow throughout the rest of the year. Our base case does not include a recession but rather suboptimal growth with little risk of an upside surprise to inflation at this point. Global economic growth is anemic at best, with trade issues and Brexit concerns adding to a weakening economic environment. Fed rhetoric is dovish, and as of June 30, 2019, the bond market was pricing in multiple rate cuts by year-end, the effect of which would likely serve to inflate asset prices rather than provide any real economic stimulus. Slow economic growth bodes well for bonds but not necessarily credit spreads, as slower economic growth typically weighs on credit quality.

Please see footnotes on page 7.

Wells Fargo High Yield Municipal Bond Fund  |  9

Performance highlights (unaudited)

Overall, technicals remain strong in the municipal bond market. Bond valuations in the medium term are supported by strong technicals, such as record levels of municipal debt maturities and calls, limited availability of gross municipal bond supply, and continued flows into the asset class. The Fund is structured for a slower-growth environment, with duration close to neutral and curve positioning based largely on a key rate structure as we transition to a rate-cutting cycle. We expect to maintain the Fund’s conservative positions in terms of credit and duration relative to the secondary index.

Please see footnotes on page 7.

10  |  Wells Fargo High Yield Municipal Bond Fund

Fund expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (if any) on redemptions and (2) ongoing costs, including management fees, distribution (12b-1) and/or shareholder servicing fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from January 1, 2019 to June 30, 2019.

Actual expenses

The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and contingent deferred sales charges. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning account value 1-1-2019	Ending account value 6-30-2019	Expenses paid during the period¹	Annualized net expense ratio

Class A

Actual	$1,000.00	$1,058.96	$4.08	0.80%

Hypothetical (5% return before expenses)	$1,000.00	$1,020.83	$4.01	0.80%

Class C

Actual	$1,000.00	$1,055.05	$7.90	1.55%

Hypothetical (5% return before expenses)	$1,000.00	$1,017.11	$7.75	1.55%

Class R6

Actual	$1,000.00	$1,061.50	$2.55	0.50%

Hypothetical (5% return before expenses)	$1,000.00	$1,022.32	$2.50	0.50%

Administrator Class

Actual	$1,000.00	$1,060.44	$3.58	0.70%

Hypothetical (5% return before expenses)	$1,000.00	$1,021.32	$3.51	0.70%

Institutional Class

Actual	$1,000.00	$1,060.26	$2.81	0.55%

Hypothetical (5% return before expenses)	$1,000.00	$1,022.07	$2.76	0.55%

[1]

Expenses paid is equal to the annualized net expense ratio of each class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half-year period).

Wells Fargo High Yield Municipal Bond Fund  |  11

Portfolio of investments—June 30, 2019

	Interest rate	Maturity date	Principal	Value
Municipal Obligations: 97.65%

Alabama: 1.74%

Industrial Development Revenue: 1.23%

Tuscaloosa County AL IDA Gulf Opportunity Zone Hunt Refining Company Refunding Bond Series A 144A	5.25%	5-1-2044	$1,500,000	$1,653,645

Water & Sewer Revenue: 0.51%

Jefferson County AL Warrants CAB Senior Lien Series B (AGM Insured) ¤	0.00	10-1-2027	920,000	683,790

				2,337,435

Arizona: 3.28%

Education Revenue: 1.33%

Florence AZ IDA Legacy Traditional School Project Queen Creek & Casa Grande Campuses	5.00	7-1-2023	205,000	213,013

Phoenix AZ IDA Great Hearts Academies Project	5.20	7-1-2022	85,000	88,875

Phoenix AZ IDA Legacy Traditional Schools Project Series A 144A	6.50	7-1-2034	500,000	573,155

Pima County AZ IDA Desert Heights Charter School Facility Refunding Bond	6.00	5-1-2024	395,000	418,416

Pima County AZ IDA New Plan Learning Project Series A	8.13	7-1-2041	495,000	501,366

				1,794,825

Health Revenue: 1.95%

Maricopa County AZ IDA Senior Living Facility Series 2016 144A	6.00	1-1-2048	1,000,000	1,044,730

Tempe AZ IDA Mirabella at ASU Incorporated Project Series A 144A	6.13	10-1-2052	1,400,000	1,577,786

				2,622,516

				4,417,341

California: 6.59%

Education Revenue: 0.21%

California Municipal Finance Authority Charter School Albert Einstein Academies Project Series A	7.13	8-1-2043	250,000	278,735

Health Revenue: 0.82%

California Statewide CDA Loma Linda University Medical Center Refunding Bond Series A	5.25	12-1-2044	1,000,000	1,102,450

Housing Revenue: 0.81%

California Community Housing Agency Workforce Annadel Apartments Series A 144A	5.00	4-1-2049	1,000,000	1,097,790

Industrial Development Revenue: 0.81%

California PCFA Solid Waste Disposal AMT Green Bond Calplant I Project 144A	8.00	7-1-2039	1,000,000	1,085,920

Miscellaneous Revenue: 1.64%

Anaheim CA PFA Convention Center Expansion Project Series A	5.00	5-1-2046	500,000	566,910

Compton CA PFA Refunding Bond 144A	4.50	9-1-2032	1,585,000	1,635,752

				2,202,662

Resource Recovery Revenue: 1.51%

California Pollution Control Financing Authority AMT Rialto Bioenergy Facility LLC 144A	7.50	12-1-2040	2,000,000	2,037,600

12  |  Wells Fargo High Yield Municipal Bond Fund

Portfolio of investments—June 30, 2019

	Interest rate	Maturity date	Principal	Value
Tax Revenue: 0.79%

Compton CA Community College RDA Project 2nd Lien Series A	4.75%	8-1-2019	$225,000	$225,486

Compton CA Community College RDA Project 2nd Lien Series A	5.00	8-1-2020	100,000	103,211

San Francisco City & County CA RDA CAB Mission Bay South Redevelopment Project Subordinate Bond Series D 144A ¤	0.00	8-1-2026	1,000,000	735,710

				1,064,407

				8,869,564

Colorado: 9.51%

GO Revenue: 7.54%

Arapahoe County CO Copperleaf Metropolitan District #2	5.75	12-1-2045	500,000	524,300

Aurora CO Cornerstar Metropolitan District Refunding Bond Series A	5.25	12-1-2047	1,000,000	1,048,150

Brighton CO Crossing Metropolitan District #4 Series A	5.00	12-1-2047	1,220,000	1,268,776

Colorado Big Dry Creek Metropolitan District Refunding & Improvement Bonds Limited Tax Series A	5.75	12-1-2047	1,000,000	1,050,740

Colorado Broadway Station Metropolitan District #2 Senior Series A	5.13	12-1-2048	500,000	520,595

Colorado Copperleaf Metropolitan District #3 Series A	5.13	12-1-2047	1,200,000	1,235,268

Colorado Cottonwood Highlands Metropolitan District #1 Limited Tax Series A 144A	5.00	12-1-2049	900,000	921,816

Colorado Whispering Pines Metropolitan District #1 Series A	5.00	12-1-2047	1,000,000	1,024,190

Denver CO International Business Center Metropolitan District #1 Series B	6.00	12-1-2048	1,145,000	1,181,915

Eaton CO Area Park & Recreation District	5.00	12-1-2023	810,000	867,891

Eaton CO Area Park & Recreation District	5.50	12-1-2030	475,000	508,782

				10,152,423

Tax Revenue: 1.56%

Colorado Centerra Metropolitan District #1 Special Revenue Refunding & Improvement Bonds 144A	5.00	12-1-2029	1,000,000	1,076,180

Pueblo CO Urban Renewal Authority Regional Tourism Act Project	5.00	6-1-2036	1,000,000	1,019,580

				2,095,760

Transportation Revenue: 0.41%

Colorado High Performance Transportation Enterprise U.S. 36 & I-25 Managed Lanes	5.75	1-1-2044	500,000	546,895

				12,795,078

Connecticut: 0.48%

GO Revenue: 0.48%

Hartford CT Series A	4.00	4-1-2032	325,000	344,572

Hartford CT Series A	5.00	4-1-2024	105,000	117,454

Hartford CT Series B	5.00	4-1-2033	50,000	54,810

Hartford CT Unrefunded Bond Series A	5.00	4-1-2029	45,000	48,674

Hartford CT Unrefunded Bond Series A	5.00	4-1-2030	70,000	75,641

				641,151

Delaware: 0.80%

Education Revenue: 0.80%

Delaware EDA Odyssey Charter School Incorporated Project Series A 144A	7.00	9-1-2045	1,000,000	1,076,080

District of Columbia: 0.33%

Tobacco Revenue: 0.33%

District of Columbia Tobacco Settlement Financing Corporation	6.75	5-15-2040	435,000	449,159

Wells Fargo High Yield Municipal Bond Fund  |  13

Portfolio of investments—June 30, 2019

	Interest rate	Maturity date	Principal	Value
Florida: 3.44%

Education Revenue: 2.53%

Florida Capital Trust Agency Educational Facilities Pineapple Cove Classical Academy Incorporated Project Series A 144A	5.13%	7-1-2039	$2,000,000	$2,072,260

Florida Development Finance Corporation Educational Facilities Renaissance Charter School Project Series A	8.50	6-15-2044	250,000	287,005

Miami-Dade County FL IDA Youth Co-Op Charter Schools Project Series A 144A	6.00	9-15-2045	1,000,000	1,042,620

				3,401,885

Health Revenue: 0.19%

Holmes County FL Hospital Corporation Doctors Memorial Hospital Project	6.00	11-1-2038	250,000	250,035

Transportation Revenue: 0.72%

Florida Development Finance Corporation Surface Virgin Trains USA Passenger Rail Project Series 2019-A 144A	6.50	1-1-2049	1,000,000	971,250

				4,623,170

Georgia: 1.22%

Housing Revenue: 0.67%

Cobb County GA Development Authority Student Housing Kennesaw State University Foundation Project Refunding Bond Series C	5.00	7-15-2028	800,000	892,608

Transportation Revenue: 0.55%

Georgia Road & Tollway Authority CCAB I-75 South Expressway Lanes Project Series B 144A¤	0.00	6-1-2049	1,000,000	744,330

				1,636,938

Guam: 0.22%

Airport Revenue: 0.22%

Guam International Airport Authority Series C	6.38	10-1-2043	260,000	301,220

Idaho: 0.19%

Education Revenue: 0.19%

Idaho Housing & Finance Association Legacy Public Charter School Incorporated Project Series A	6.25	5-1-2043	250,000	261,993

Illinois: 18.15%

Airport Revenue: 0.95%

Chicago IL Midway Airport Second Lien Refunding Bond Series A	5.00	1-1-2031	1,000,000	1,119,690

Chicago IL O’Hare International Airport Revenue Bond Series B	6.00	1-1-2041	150,000	160,512

				1,280,202

Education Revenue: 1.14%

Illinois Finance Authority Charter School Aid Intrinsic Schools Belmont School Project Series A 144A	5.25	12-1-2025	800,000	844,008

Illinois Finance Authority Charter Schools Refunding & Improvement Bonds Series A	6.88	10-1-2031	640,000	687,392

				1,531,400

GO Revenue: 7.56%

Chicago IL Board of Education CAB School Reform Series A (National Insured) ¤	0.00	12-1-2025	500,000	415,660

Chicago IL Neighborhoods Alive 21 Program Series B	5.50	1-1-2032	700,000	777,000

Chicago IL Series A	5.00	1-1-2033	310,000	321,414

Chicago IL Series A	6.00	1-1-2038	1,500,000	1,743,885

14  |  Wells Fargo High Yield Municipal Bond Fund

Portfolio of investments—June 30, 2019

	Interest rate	Maturity date	Principal	Value
GO Revenue (continued)

Cook County IL School District #144 Prairie Hills CAB Refunding Bond Series C (AGM Insured) ¤	0.00%	12-1-2025	$730,000	$620,850

Illinois	5.00	3-1-2033	2,000,000	2,103,100

Illinois Series A (AGM Insured)	5.00	4-1-2024	500,000	553,355

Lake County IL Community Unit School District #187 North Chicago Series A (AGM Insured) ¤	0.00	1-1-2023	590,000	537,319

Will County IL Lincoln-Way Community High School District #210	4.00	1-1-2022	525,000	525,284

Will County IL Lincoln-Way Community High School District #210 CAB Series B ¤	0.00	1-1-2027	685,000	533,033

Will County IL Lincoln-Way Community High School District #210 CAB Series B ¤	0.00	1-1-2033	1,000,000	589,460

Will County IL Lincoln-Way Community High School District #210 Series A	3.25	1-1-2030	450,000	407,628

Will County IL Lincoln-Way Community High School District #210 Series A	5.00	1-1-2030	1,000,000	1,050,700

				10,178,688

Health Revenue: 0.72%

Friendship Village of Schaumburg Illinois Finance Authority Series 2017	5.00	2-15-2037	1,000,000	966,970

Miscellaneous Revenue: 2.26%

Chicago IL Certificate of Participation River Point Plaza Redevelopment Project Series A 144A	4.84	4-15-2028	2,000,000	2,018,040

Illinois	5.50	7-1-2025	250,000	277,610

Illinois Finance Authority Educational Facility Senior Rogers Park Montessori School	6.00	2-1-2034	680,000	743,519

				3,039,169

Tax Revenue: 5.52%

Chicago IL Sales Tax	5.00	1-1-2032	1,500,000	1,779,510

Chicago IL Sales Tax Series A	5.00	1-1-2041	1,000,000	1,088,820

Chicago IL Transit Authority Sales Tax Receipts Bonds (AGM Insured)	5.00	12-1-2044	1,000,000	1,116,980

Hillside IL Tax Increment Refunding Bond	5.00	1-1-2030	1,345,000	1,398,679

Illinois Sports Facilities Authority State Tax Supported CAB (Ambac Insured) ¤	0.00	6-15-2025	1,140,000	948,537

Metropolitan Pier & Exposition Authority McCormick Place Expansion Project Series A	5.00	6-15-2057	1,000,000	1,097,410

				7,429,936

				24,426,365

Iowa: 1.32%

Health Revenue: 1.32%

Iowa Finance Authority Senior Housing Northcrest Incorporated Project Series A	5.00	3-1-2028	1,615,000	1,780,990

Kansas: 2.22%

Health Revenue: 0.80%

Kansas State Development Finance Authority Revenue Bond Series A	5.25	11-15-2033	1,000,000	1,076,930

Tax Revenue: 1.42%

Wyandotte County & Kansas City KS Special Obligation Refunding & Improvement Bonds Plaza Redevelopment Project	4.00	12-1-2028	725,000	742,719

Wyandotte County & Kansas City KS Special Obligation Vacation Village Project Area 4 Major Multi-Sport Athletic Complex Project CAB Series 2015 144A¤	0.00	9-1-2034	2,935,000	1,163,816

				1,906,535

				2,983,465

Wells Fargo High Yield Municipal Bond Fund  |  15

Portfolio of investments—June 30, 2019

	Interest rate	Maturity date	Principal	Value
Kentucky: 0.79%

Health Revenue: 0.79%

Kentucky EDFA Rosedale Green Project Refunding Bond	5.50%	11-15-2035	$1,000,000	$1,061,610

Maryland: 0.80%

Education Revenue: 0.80%

Prince George’s County MD Chesapeake Lighthouse Charter School Project Series 2016-A 144A	6.90	8-1-2041	1,000,000	1,081,650

Massachusetts: 1.02%

Health Revenue: 1.02%

Massachusetts Development Finance Agency Linden Ponds Incorporated Facility 144A	4.00	11-15-2023	1,335,000	1,367,521

Michigan: 6.77%

Education Revenue: 0.59%

Michigan Finance Authority Limited Obligation Public School Academy Cesar Chavez Academy Project	5.00	2-1-2022	155,000	157,038

Michigan Public Educational Facilities Authority Limited Obligation Bradford Academy Project 144A	6.50	9-1-2037	190,000	144,474

Michigan Public Educational Facilities Authority Limited Obligation Crescent Academy Project	7.00	10-1-2036	292,500	292,757

Oakland County MI Economic Development Corporation The Academy of The Sacred Heart Project Series A	6.50	12-15-2036	235,000	199,750

				794,019

GO Revenue: 1.09%

Detroit MI	5.00	4-1-2027	500,000	560,615

Wayne County MI Building Improvement Series A	6.75	11-1-2039	900,000	906,849

				1,467,464

Miscellaneous Revenue: 1.12%

Charyl Stockwell Academy Michigan Public School Refunding Bond	4.88	10-1-2023	330,000	335,095

Michigan Municipal Bond Authority Local Government Loan Program Series C (Ambac Insured)	4.75	5-1-2027	950,000	950,428

Michigan Public Educational Facilities Authority Chandler Park Academy	6.35	11-1-2028	225,000	225,407

				1,510,930

Tax Revenue: 2.27%

Detroit MI Downtown Development Authority CAB ¤	0.00	7-1-2020	285,000	273,911

Detroit MI Downtown Development Authority CAB ¤	0.00	7-1-2021	170,000	156,519

Detroit MI Downtown Development Authority CAB ¤	0.00	7-1-2024	20,000	15,872

Detroit MI Downtown Development Authority CAB ¤	0.00	7-1-2025	580,000	436,404

Michigan Finance Authority Local Government Loan Program City of Detroit Financial Recovery Refunding Bond Series F	4.50	10-1-2029	1,000,000	1,080,060

Michigan Finance Authority Local Government Loan Program Public Lighting Authority Refunding Bond Series B	5.00	7-1-2044	1,000,000	1,082,970

				3,045,736

Water & Sewer Revenue: 1.70%

Michigan Finance Authority Local Government Loan Program Detroit Refunding Bond Series D-4	5.00	7-1-2031	1,015,000	1,159,323

Michigan Finance Authority Local Government Loan Program Detroit Refunding Bond Series D-6 (National Insured)	5.00	7-1-2036	1,000,000	1,128,390

				2,287,713

				9,105,862

16  |  Wells Fargo High Yield Municipal Bond Fund

Portfolio of investments—June 30, 2019

	Interest rate	Maturity date	Principal	Value
Minnesota: 0.99%

Education Revenue: 0.41%

Deephaven MN Charter School Eagle Ridge Academy Project Series A	4.40%	7-1-2025	$125,000	$129,901

Deephaven MN Charter School Eagle Ridge Academy Project Series A	5.00	7-1-2030	195,000	211,908

Deephaven MN Charter School Eagle Ridge Academy Project Series A	5.25	7-1-2037	190,000	205,498

				547,307

Housing Revenue: 0.58%

Minneapolis MN Student Housing Riverton Community Housing Project Refunding Bond	4.70	8-1-2026	335,000	358,708

Minneapolis MN Student Housing Riverton Community Housing Project Refunding Bond	4.80	8-1-2027	400,000	428,616

				787,324

				1,334,631

Mississippi: 1.18%

Resource Recovery Revenue: 1.18%

Mississippi Business Finance Corporation AMT Waste Pro USA Incorporated Project 144A	5.00	2-1-2036	1,500,000	1,588,980

Missouri: 1.05%

Tax Revenue: 1.05%

Blue Springs MO Special Obligation Tax Refunding & Improvement Bonds Adams Farm Project Series A	4.00	6-1-2026	490,000	496,316

Richmond Heights MO Francis Place Redevelopment Project	5.63	11-1-2025	920,000	920,359

				1,416,675

Nevada: 1.28%

Industrial Development Revenue: 1.28%

Director of the State of Nevada Department of Business & Industry AMT Fulcrum Sierra Biofuels LLC Project 144A	6.25	12-15-2037	1,500,000	1,718,010

New Jersey: 4.15%

GO Revenue: 0.82%

Newark NJ Qualified General Improvement Series A	5.00	7-15-2027	1,000,000	1,097,180

Industrial Development Revenue: 0.20%

New Jersey EDA Continental Airlines Incorporated Project	5.25	9-15-2029	250,000	273,995

Miscellaneous Revenue: 0.96%

Essex County NJ Improvement Authority Lease Newark Project Series A	6.25	11-1-2030	200,000	212,710

New Jersey EDA School Facilities Construction Project Series NN (National Insured)	5.00	3-1-2030	1,000,000	1,083,930

				1,296,640

Transportation Revenue: 2.17%

New Jersey TTFA CAB Series A ¤	0.00	12-15-2031	1,000,000	663,770

New Jersey TTFA Series C	5.25	6-15-2032	2,000,000	2,252,377

				2,916,147

				5,583,962

Wells Fargo High Yield Municipal Bond Fund  |  17

Portfolio of investments—June 30, 2019

	Interest rate	Maturity date	Principal	Value
New York: 1.06%

Education Revenue: 0.77%

Hempstead Town NY Local Development Corporation The Academy Charter School Project Series A	7.65%	2-1-2044	$995,000	$1,031,168

Utilities Revenue: 0.29%

Green Island NY Power Authority Power System	6.00	12-15-2020	385,000	390,671

				1,421,839

Ohio: 1.58%

Miscellaneous Revenue: 0.83%

Ohio Private Activity Bond AMT Portsmouth Bypass Project (AGM Insured)	5.00	12-31-2039	1,000,000	1,123,410

Resource Recovery Revenue: 0.75%

Ohio Air Quality Development Authority Ohio Valley Electric Corporation Series E	5.63	10-1-2019	1,000,000	1,005,580

				2,128,990

Oklahoma: 0.44%

Health Revenue: 0.44%

Oklahoma Development Finance Authority Oklahoma University Medicine Project Series B	5.50	8-15-2057	500,000	592,045

Oregon: 0.54%

Health Revenue: 0.54%

Multnomah County OR Hospital Facilities Authority Mirabella South Waterfront Project Refunding Bond Series A	5.00	10-1-2019	120,000	120,848

Polk County OR Hospital Facility Authority Revenue Bond Dallas Retirement Village Project Series 2015-A	5.00	7-1-2025	550,000	601,750

				722,598

Pennsylvania: 6.23%

Education Revenue: 2.22%

Allegheny County PA IDA Propel Charter School Sunrise Project	5.25	7-15-2023	95,000	98,373

East Hempfield Township PA IDA Student Services Incorporated Student Housing Project of Millersville University	5.00	7-1-2029	500,000	546,330

Montgomery County PA Higher Education & Health Authority Arcadia University	5.00	4-1-2026	1,655,000	1,915,464

Philadelphia PA IDA Tacony Academy Charter School Project	6.88	6-15-2033	375,000	417,671

				2,977,838

Health Revenue: 0.75%

Quakertown PA General Authority Health LifeQuest Obligated Group Refunding Bond Series C	5.30	7-1-2042	1,000,000	1,008,810

Industrial Development Revenue: 0.97%

Pennsylvania EDFA Carbonlite P LLC Project 144A%%	5.75	6-1-2036	1,250,000	1,303,550

Miscellaneous Revenue: 2.29%

Chester County PA IDA Woodlands at Graystone Project Series 2018 144A	5.13	3-1-2048	1,050,000	1,103,508

Philadelphia PA State Public School Building Authority School District Project	5.00	4-1-2031	1,000,000	1,074,890

Scranton PA RDA Series A (Municipal Government Guaranty Insured)	5.00	11-15-2021	880,000	906,497

				3,084,895

				8,375,093

18  |  Wells Fargo High Yield Municipal Bond Fund

Portfolio of investments—June 30, 2019

	Interest rate	Maturity date	Principal	Value
Puerto Rico: 0.74%

Tax Revenue: 0.74%

Puerto Rico Sales Tax Financing Corporation Series A-1	5.00%	7-1-2058	$1,000,000	$1,000,000

South Carolina: 2.07%

Education Revenue: 0.51%

South Carolina Jobs EDA York Preparatory Academy Project Series A	5.75	11-1-2023	130,000	134,667

South Carolina Jobs EDA York Preparatory Academy Project Series A	7.25	11-1-2045	500,000	551,535

				686,202

Health Revenue: 0.79%

South Carolina Jobs EDA Residential Facilities Revenue Episcopal Home Still Hopes Refunding Bond Series A	5.00	4-1-2048	1,000,000	1,057,800

Resource Recovery Revenue: 0.77%

South Carolina Jobs EDA Solid Waste Disposal AMT RePower South Berkeley LLC Project Green Bond 144A	6.25	2-1-2045	1,000,000	1,040,900

				2,784,902

Tennessee: 1.16%

Tax Revenue: 1.16%

Bristol TN Industrial Development Board Sales Tax CAB Series B 144A¤	0.00	12-1-2031	2,000,000	1,022,920

Nashville TN Metropolitan Development & Housing Agency Tax Increment Fifth & Broadway Development Project 144A	5.13	6-1-2036	500,000	543,375

				1,566,295

Texas: 7.97%

Education Revenue: 1.03%

Arlington TX Higher Education Finance Corporation Universal Academy Series A	7.00	3-1-2034	320,000	334,134

Pottsboro TX Higher Education Finance Corporation Imagine International Academy of North Texas Series A	3.88	8-15-2026	1,015,000	1,047,176

				1,381,310

GO Revenue: 0.79%

Port Isabel TX 144A	5.10	2-15-2049	1,000,000	1,063,890

Health Revenue: 1.40%

New Hope TX Cultural Education Facilities Finance Corporation Retirement Facility Presbyterian Village North Project Series 2018	5.00	10-1-2025	1,730,000	1,887,568

Miscellaneous Revenue: 2.17%

Hackberry TX Special Assessment Public Improvement District #3 Phase #13	6.00	9-1-2026	185,000	191,395

Lewisville TX Combination Contract Castle Hills Public Improvement Bonds District #5 144A	6.50	9-1-2034	905,000	908,240

Lewisville TX Combination Contract Castle Hills Public Improvement Bonds District #6 144A	5.50	9-1-2039	500,000	503,300

Lewisville TX Combination Contract Castle Hills Public Improvement Bonds District #6 144A	6.00	9-1-2037	1,250,000	1,313,988

				2,916,923

Resource Recovery Revenue: 2.23%

Port Arthur TX Navigation District Jefferson County Environmental Facilities Motiva Enterprises LLC Project Series A ø	2.07	4-1-2040	3,000,000	3,000,000

Wells Fargo High Yield Municipal Bond Fund  |  19

Portfolio of investments—June 30, 2019

	Interest rate	Maturity date	Principal	Value
Transportation Revenue: 0.18%

Texas Private Activity Bond Surface Transportation Corporation Project NTE Mobility Partners Segments LLC	7.00%	12-31-2038	$200,000	$235,026

Utilities Revenue: 0.17%

Texas Gas Supply SA Energy Acquisition Public Facilities Corporation	5.50	8-1-2027	190,000	234,162

				10,718,879

Utah: 0.75%

Education Revenue: 0.75%

Utah Finance Authority Charter School Revenue Spectrum Academy Project 144A	5.00	4-15-2030	1,000,000	1,010,000

Virginia: 1.83%

Health Revenue: 0.81%

Henrico County VA EDA Residential Care Facilities Pinnacle Living Series A	5.00	6-1-2049	1,000,000	1,094,290

Miscellaneous Revenue: 1.02%

Stafford County & Staunton VA IDA Community Services Boards League/Central Series B	6.50	8-1-2028	1,370,000	1,371,685

				2,465,975

Washington: 0.75%

Health Revenue: 0.75%

Skagit County WA Public Hospital District #1 Skagit Valley Hospital Project	5.25	12-1-2025	250,000	260,478

Washington Housing Finance Commission Bayview Manor Homes Series A 144A	4.00	7-1-2026	730,000	752,769

				1,013,247

West Virginia: 1.21%

Tax Revenue: 1.21%

Monongalia County WV Commission Refunding & Improvement Bonds University Town Center Series A 144A	5.75	6-1-2043	1,500,000	1,623,615

Wisconsin: 3.80%

Education Revenue: 2.64%

Wisconsin PFA Charter School Voyager Funding Incorporated Project Series A	4.13	10-1-2024	230,000	239,356

Wisconsin PFA Coral Academy Science Las Vegas Series A	5.00	7-1-2024	370,000	391,578

Wisconsin PFA Research Triangle High School Project Series 2015-A 144A	5.63	7-1-2045	1,000,000	1,036,230

Wisconsin PFA Wilson Preparatory Academy Series A 144A	4.13	6-15-2029	540,000	555,784

Wisconsin PFA Wilson Preparatory Academy Series A 144A	5.00	6-15-2039	1,285,000	1,332,288

				3,555,236

Health Revenue: 1.16%

Wisconsin HEFA Wisconsin Illinois Senior Housing Incorporated Series 2018-A	5.25	8-1-2048	1,500,000	1,552,500

				5,107,736

Total Municipal Obligations (Cost $123,799,329)				131,390,064

20  |  Wells Fargo High Yield Municipal Bond Fund

Portfolio of investments—June 30, 2019

	Yield	Shares	Value
Short-Term Investments: 1.44%

Investment Companies: 1.44%

Wells Fargo Municipal Cash Management Money Market Fund Institutional Class (l)(u)##	1.82%	1,932,890	$1,934,050

Total Short-Term Investments (Cost $1,934,041)			1,934,050

Total investments in securities (Cost $125,733,370)	99.09%	133,324,114

Other assets and liabilities, net	0.91	1,222,212

Total net assets	100.00%	$134,546,326

144A	The security may be resold in transactions exempt from registration, normally to qualified institutional buyers, pursuant to Rule 144A under the Securities Act of 1933.

¤	The security is issued in zero coupon form with no periodic interest payments.

%%	The security is purchased on a when-issued basis.

ø

Variable rate demand notes are subject to a demand feature which reduces the effective maturity. The maturity date shown represents the final maturity date of the security. The interest rate is determined and reset by the issuer daily, weekly, or monthly depending upon the terms of the security. The rate shown is the rate in effect at period end.

(l)	The issuer of the security is an affiliated person of the Fund as defined in the Investment Company Act of 1940.

(u)	The rate represents the 7-day annualized yield at period end.

##	All or a portion of this security is segregated for when-issued securities.

Abbreviations:

AGM	Assured Guaranty Municipal

Ambac	Ambac Financial Group Incorporated

AMT	Alternative minimum tax

CAB	Capital appreciation bond

CCAB	Convertible capital appreciation bond

CDA	Community Development Authority

EDA	Economic Development Authority

EDFA	Economic Development Finance Authority

GO	General obligation

HEFA	Health & Educational Facilities Authority

IDA	Industrial Development Authority

National	National Public Finance Guarantee Corporation

PCFA	Pollution Control Financing Authority

PFA	Public Finance Authority

RDA	Redevelopment Authority

TTFA	Transportation Trust Fund Authority

Investments in Affiliates

An affiliated investment is an investment in which the Fund owns at least 5% of the outstanding voting shares of the issuer or as a result of other relationships, such as the Fund and the issuer having the same investment manager. Transactions with issuers that were either affiliated persons of the Fund at the beginning of the period or the end of the period were as follows:

	Shares, beginning of period	Shares purchased	Shares sold	Shares, end of period	Net realized gains (losses)	Net change in unrealized gains (losses)	Income from affiliated securities	Value, end of period	% of net assets
Short-Term Investments
Investment Companies
Wells Fargo Municipal Cash Management Money Market Fund Institutional Class	193,315	49,892,422	48,152,847	1,932,890	$251	$9	$11,535	$1,934,050	1.44%

The accompanying notes are an integral part of these financial statements.

Wells Fargo High Yield Municipal Bond Fund  |  21

Statement of assets and liabilities—June 30, 2019

Assets
Investments in unaffiliated securities, at value (cost $123,799,329)	$131,390,064
Investments in affiliated securities, at value (cost $1,934,041)	1,934,050
Receivable for investments sold	1,588,223
Receivable for Fund shares sold	53,126
Receivable for interest	1,670,294
Prepaid expenses and other assets	68,009

Total assets	136,703,766

Liabilities
Payable for investments purchased	1,778,965
Payable for Fund shares redeemed	254,194
Management fee payable	29,364
Dividends payable	26,490
Administration fees payable	11,322
Distribution fee payable	6,134
Trustees’ fees and expenses payable	1,381
Accrued expenses and other liabilities	49,590

Total liabilities	2,157,440

Total net assets	$134,546,326

Net assets consist of
Paid-in capital	$127,393,255
Total distributable earnings	7,153,071

Total net assets	$134,546,326

Computation of net asset value and offering price per share
Net assets – Class A	$23,674,078
Shares outstanding – Class A1	2,157,531
Net asset value per share – Class A	$10.97
Maximum offering price per share – Class A2	$11.49
Net assets – Class C	$9,954,862
Shares outstanding – Class C1	907,085
Net asset value per share – Class C	$10.97
Net assets – Class R6	$25,867
Shares outstanding – Class R6[1]	2,356
Net asset value per share – Class R6	$10.98
Net assets – Administrator Class	$15,704,264
Shares outstanding – Administrator Class[1]	1,430,722
Net asset value per share – Administrator Class	$10.98
Net assets – Institutional Class	$85,187,255
Shares outstanding – Institutional Class[1]	7,763,396
Net asset value per share – Institutional Class	$10.97

[1]	The Fund has an unlimited number of authorized shares.

[2]	Maximum offering price is computed as 100/95.50 of net asset value. On investments of $50,000 or more, the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

22  |  Wells Fargo High Yield Municipal Bond Fund

Statement of operations—year ended June 30, 2019

Investment income
Interest	$5,763,412
Income from affiliated securities	11,535

Total investment income	5,774,947

Expenses
Management fee	647,233
Administration fees
Class A	32,520
Class C	14,727
Class R6	7	[1]
Administrator Class	19,457
Institutional Class	64,350
Shareholder servicing fees
Class A	50,813
Class C	23,011
Administrator Class	48,429
Distribution fee
Class C	69,034
Custody and accounting fees	17,505
Professional fees	58,701
Registration fees	101,898
Shareholder report expenses	28,722
Trustees’ fees and expenses	21,416
Other fees and expenses	10,741

Total expenses	1,208,564
Less: Fee waivers and/or expense reimbursements	(319,341)

Net expenses	889,223

Net investment income	4,885,724

Realized and unrealized gains (losses) on investments
Net realized gains on:
Unaffiliated securities	723,760
Affiliated securities	251

Net realized gains on investments	724,011

Net change in unrealized gains (losses) on:
Unaffiliated securities	3,956,522
Affiiliated securities	9

Net change in unrealized gains (losses) on investments	3,956,531

Net realized and unrealized gains (losses) on investments	4,680,542

Net increase in net assets resulting from operations	$9,566,266

[1]	For the period from July 31, 2018 (commencement of class operations) to June 30, 2019

The accompanying notes are an integral part of these financial statements.

Wells Fargo High Yield Municipal Bond Fund  |  23

Statement of changes in net assets

	Year ended June 30, 2019		Year ended June 30, 2018[1]

Operations
Net investment income		$4,885,724		$4,902,547
Net realized gains (losses) on investments		724,011		(18,833)
Net change in unrealized gains (losses) on investments		3,956,531		2,722,837

Net increase in net assets resulting from operations		9,566,266		7,606,551

Distributions to shareholders from net investment income and net realized gains
Class A		(748,569)		(674,381)
Class C		(267,644)		(262,165)
Class R6		(908)[2]		N/A
Administrator Class		(717,353)		(900,885)
Institutional Class		(3,150,417)		(3,065,373)

Total distributions to shareholders		(4,884,891)		(4,902,804)

Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	891,097	9,469,553	523,458	5,507,807
Class C	326,023	3,467,080	243,083	2,563,225
Class R6	2,356 [2]	25,000 [2]	N/A	N/A
Administrator Class	509,916	5,419,801	823,935	8,665,436
Institutional Class	3,781,572	40,041,514	2,688,557	28,274,124

		58,422,948		45,010,592

Reinvestment of distributions
Class A	66,476	710,565	60,416	635,499
Class C	24,085	257,291	23,038	242,387
Administrator Class	53,338	568,370	72,339	761,162
Institutional Class	280,408	2,994,965	267,171	2,810,697

		4,531,191		4,449,745

Payment for shares redeemed
Class A	(413,546)	(4,406,588)	(928,806)	(9,778,906)
Class C	(282,977)	(3,004,602)	(265,986)	(2,799,324)
Administrator Class	(1,457,134)	(15,416,580)	(773,657)	(8,148,860)
Institutional Class	(3,433,887)	(36,431,467)	(2,956,600)	(31,109,401)

		(59,259,237)		(51,836,491)

Net increase (decrease) in net assets resulting from capital share transactions		3,694,902		(2,376,154)

Total increase in net assets		8,376,277		327,593

Net assets
Beginning of period		126,170,049		125,842,456

End of period		$134,546,326		$126,170,049

[1]

Effective for all filings after November 4, 2018, the SEC prospectively eliminated the requirement to parenthetically disclose undistributed net investment income at the end of the period and permitted the aggregation of distributions, with the exception of tax basis returns of capital. Overdistributed net investment income at June 30, 2018 was $5,672. The disaggregated distributions information for the year ended June 30, 2018 is included in Note 7, Distributions to Shareholders, in the notes to the financial statements.

[2]	For the period from July 31, 2018 (commencement of class operations) to June 30, 2019

The accompanying notes are an integral part of these financial statements.

24  |  Wells Fargo High Yield Municipal Bond Fund

Financial highlights

(For a share outstanding throughout each period)

	Year ended June 30
CLASS A	2019	2018	2017	2016	2015
Net asset value, beginning of period	$10.59	$10.37	$10.91	$10.34	$10.25
Net investment income	0.39	0.40	0.37	0.35	0.34
Net realized and unrealized gains (losses) on investments	0.38	0.22	(0.46)	0.60	0.18

Total from investment operations	0.77	0.62	(0.09)	0.95	0.52
Distributions to shareholders from
Net investment income	(0.39)	(0.40)	(0.37)	(0.35)	(0.34)
Net realized gains	0.00	0.00	(0.08)	(0.03)	(0.09)

Total distributions to shareholders	(0.39)	(0.40)	(0.45)	(0.38)	(0.43)
Net asset value, end of period	$10.97	$10.59	$10.37	$10.91	$10.34
Total return[1]	7.43%	6.11%	(0.76)%	9.44%	5.06%
Ratios to average net assets (annualized)
Gross expenses	1.09%	1.07%	1.06%	1.07%	1.07%
Net expenses	0.80%	0.85%	0.85%	0.85%	0.85%
Net investment income	3.68%	3.82%	3.51%	3.28%	3.26%
Supplemental data
Portfolio turnover rate	20%	50%	82%	61%	61%
Net assets, end of period (000s omitted)	$23,674	$17,086	$20,305	$38,018	$21,100

[1]	Total return calculations do not include any sales charges.

The accompanying notes are an integral part of these financial statements.

Wells Fargo High Yield Municipal Bond Fund  |  25

Financial highlights

(For a share outstanding throughout each period)

	Year ended June 30
CLASS C	2019	2018	2017	2016	2015
Net asset value, beginning of period	$10.59	$10.37	$10.91	$10.34	$10.25
Net investment income	0.31	0.32	0.29	0.27	0.26
Net realized and unrealized gains (losses) on investments	0.38	0.22	(0.46)	0.60	0.18

Total from investment operations	0.69	0.54	(0.17)	0.87	0.44
Distributions to shareholders from
Net investment income	(0.31)	(0.32)	(0.29)	(0.27)	(0.26)
Net realized gains	0.00	0.00	(0.08)	(0.03)	(0.09)

Total distributions to shareholders	(0.31)	(0.32)	(0.37)	(0.30)	(0.35)
Net asset value, end of period	$10.97	$10.59	$10.37	$10.91	$10.34
Total return[1]	6.63%	5.32%	(1.50)%	8.62%	4.28%
Ratios to average net assets (annualized)
Gross expenses	1.84%	1.82%	1.81%	1.82%	1.82%
Net expenses	1.55%	1.60%	1.60%	1.60%	1.60%
Net investment income	2.91%	3.09%	2.79%	2.49%	2.50%
Supplemental data
Portfolio turnover rate	20%	50%	82%	61%	62%
Net assets, end of period (000s omitted)	$9,955	$8,896	$8,709	$10,573	$4,522

[1]	Total return calculations do not include any sales charges.

The accompanying notes are an integral part of these financial statements.

26  |  Wells Fargo High Yield Municipal Bond Fund

Financial highlights

(For a share outstanding throughout the period)

CLASS R6	Year ended June 30, 2019[1]
Net asset value, beginning of period	$10.61
Net investment income	0.39
Net realized and unrealized gains (losses) on investments	0.37

Total from investment operations	0.76
Distributions to shareholders from
Net investment income	(0.39)
Net asset value, end of period	$10.98
Total return[2]	7.29%
Ratios to average net assets (annualized)
Gross expenses	0.71%
Net expenses	0.50%
Net investment income	3.96%
Supplemental data
Portfolio turnover rate	20%
Net assets, end of period (000s omitted)	$26

[1]	For the period from July, 31, 2018 (commencement of class operations) to June 30, 2019

[2]	Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

Wells Fargo High Yield Municipal Bond Fund  |  27

Financial highlights

(For a share outstanding throughout each period)

	Year ended June 30
ADMINISTRATOR CLASS	2019	2018	2017	2016	2015
Net asset value, beginning of period	$10.59	$10.37	$10.92	$10.34	$10.26
Net investment income	0.40	0.41	0.38	0.36	0.35
Net realized and unrealized gains (losses) on investments	0.39	0.22	(0.47)	0.61	0.17

Total from investment operations	0.79	0.63	(0.09)	0.97	0.52
Distributions to shareholders from
Net investment income	(0.40)	(0.41)	(0.38)	(0.36)	(0.35)
Net realized gains	0.00	0.00	(0.08)	(0.03)	(0.09)

Total distributions to shareholders	(0.40)	(0.41)	(0.46)	(0.39)	(0.44)
Net asset value, end of period	$10.98	$10.59	$10.37	$10.92	$10.34
Total return	7.64%	6.21%	(0.75)%	9.65%	5.07%
Ratios to average net assets (annualized)
Gross expenses	1.03%	1.01%	1.00%	1.00%	1.00%
Net expenses	0.71%	0.75%	0.75%	0.75%	0.75%
Net investment income	3.69%	3.93%	3.60%	3.39%	3.35%
Supplemental data
Portfolio turnover rate	20%	50%	82%	61%	62%
Net assets, end of period (000s omitted)	$15,704	$24,627	$22,839	$25,179	$13,768

The accompanying notes are an integral part of these financial statements.

28  |  Wells Fargo High Yield Municipal Bond Fund

Financial highlights

(For a share outstanding throughout each period)

	Year ended June 30
INSTITUTIONAL CLASS	2019	2018	2017	2016	2015
Net asset value, beginning of period	$10.59	$10.37	$10.91	$10.34	$10.25
Net investment income	0.42	0.43	0.40	0.38	0.37
Net realized and unrealized gains (losses) on investments	0.38	0.22	(0.46)	0.60	0.18

Total from investment operations	0.80	0.65	(0.06)	0.98	0.55
Distributions to shareholders from
Net investment income	(0.42)	(0.43)	(0.40)	(0.38)	(0.37)
Net realized gains	0.00	0.00	(0.08)	(0.03)	(0.09)

Total distributions to shareholders	(0.42)	(0.43)	(0.48)	(0.41)	(0.46)
Net asset value, end of period	$10.97	$10.59	$10.37	$10.91	$10.34
Total return	7.70%	6.37%	(0.51)%	9.71%	5.33%
Ratios to average net assets (annualized)
Gross expenses	0.76%	0.74%	0.73%	0.74%	0.74%
Net expenses	0.55%	0.60%	0.60%	0.60%	0.60%
Net investment income	3.92%	4.09%	3.82%	3.58%	3.51%
Supplemental data
Portfolio turnover rate	20%	50%	82%	61%	62%
Net assets, end of period (000s omitted)	$85,187	$75,560	$73,989	$67,867	$76,118

The accompanying notes are an integral part of these financial statements.

Wells Fargo High Yield Municipal Bond Fund  |  29

Notes to financial statements

1. ORGANIZATION

Wells Fargo Funds Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the Wells Fargo High Yield Municipal Bond Fund (the “Fund”) which is a diversified series of the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Fund may deviate from this calculation time under unusual or unexpected circumstances.

Debt securities are valued at the evaluated bid price provided by an independent pricing service (e.g. taking into account various factors, including yields, maturities, or credit ratings) or, if a reliable price is not available, the quoted bid price from an independent broker-dealer.

Investments in registered open-end investment companies are valued at net asset value.

Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined in good faith by the Board of Trustees of the Fund. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Wells Fargo Asset Management Pricing Committee at Wells Fargo Funds Management, LLC (“Funds Management”). The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Wells Fargo Asset Management Pricing Committee which may include items for ratification.

When-issued transactions

The Fund may purchase securities on a forward commitment or when-issued basis. The Fund records a when-issued transaction on the trade date and will segregate assets in an amount at least equal in value to the Fund’s commitment to purchase when-issued securities. Securities purchased on a when-issued basis are marked-to-market daily and the Fund begins earning interest on the settlement date. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

Security transactions and income recognition

Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.

Interest income is accrued daily and bond discounts are accreted and premiums are amortized daily. To the extent debt obligations are placed on non-accrual status, any related interest income may be reduced by writing off interest receivables when the collection of all or a portion of interest has been determined to be doubtful based on consistently applied procedures and the fair value has decreased. If the issuer subsequently resumes interest payments or when the collectability of interest is reasonably assured, the debt obligation is removed from non-accrual status.

Distributions to shareholders

Distributions to shareholders from net investment income are declared daily and paid monthly. Distributions from net realized gains, if any, are recorded on the ex-dividend date and paid at least annually. Such distributions are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles. Dividend sources are estimated at the time of declaration. The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made prior to the Fund’s fiscal year end may be categorized as a tax return of capital at year end.

30  |  Wells Fargo High Yield Municipal Bond Fund

Notes to financial statements

Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable and tax-exempt income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.

The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

As of June 30, 2019, the aggregate cost of all investments for federal income tax purposes was $125,733,370 and the unrealized gains (losses) consisted of:

Gross unrealized gains	$7,654,748

Gross unrealized losses	(64,004)

Net unrealized gains	$7,590,744

As of June 30, 2019, the Fund had capital loss carryforwards which consist of $432,834 in long-term capital losses.

Class allocations

The separate classes of shares offered by the Fund differ principally in applicable sales charges, distribution, shareholder servicing, and administration fees. Class specific expenses are charged directly to that share class. Investment income, common fund-level expenses, and realized and unrealized gains (losses) on investments are allocated daily to each class of shares based on the relative proportion of net assets of each class.

3. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

∎	Level 1 – quoted prices in active markets for identical securities

∎	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

∎	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities as of June 30, 2019:

	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total

Assets
Investments in:

Municipal obligations	$0	$131,390,064	$0	$131,390,064

Short-term investments

Investment companies	1,934,050	0	0	1,934,050

Total assets	$1,934,050	$131,390,064	$0	$133,324,114

Additional sector, industry or geographic detail is included in the Portfolio of Investments.

At June 30, 2019, the Fund did not have any transfers into/out of Level 3.

Wells Fargo High Yield Municipal Bond Fund  |  31

Notes to financial statements

4. TRANSACTIONS WITH AFFILIATES

Management fee

Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”), is the manager of the Fund and provides advisory and fund-level administrative services under an investment management agreement. Under the investment management agreement, Funds Management is responsible for, among other services, implementing the investment objectives and strategies of the Fund, supervising the subadviser and providing fund-level administrative services in connection with the Fund’s operations. As compensation for its services under the investment management agreement, Funds Management is entitled to receive a management fee at the following annual rate based on the Fund’s average daily net assets:

Average daily net assets	Management fee

First $500 million	0.500%

Next $500 million	0.475

Next $2 billion	0.450

Next $2 billion	0.425

Next $5 million	0.390

Over $10 billion	0.380

For the year ended June 30, 2019, the management fee was equivalent to an annual rate of 0.50% of the Fund’s average daily net assets.

Funds Management has retained the services of a subadviser to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Funds Management. Wells Capital Management Incorporated, an affiliate of Funds Management and an indirect wholly owned subsidiary of Wells Fargo, is the subadviser to the Fund and is entitled to receive a fee from Funds Management at an annual rate starting at 0.35% and declining to 0.20% as the average daily net assets of the Fund increase.

Administration fees

Under a class-level administration agreement, Funds Management provides class-level administrative services to the Fund, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers. As compensation for its services under the class-level administration agreement, Funds Management receives an annual fee which is calculated based on the average daily net assets of each class as follows:

Class-level administration fee

Class A, Class C	0.16%

Class R6	0.03

Administrator Class	0.10

Institutional Class	0.08

Funds Management has contractually waived and/or reimbursed management and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. When each class of the Fund has exceeded its expense cap, Funds Management has waived fees and/or reimbursed expenses from fund-level expenses on a proportionate basis and then from class specific expenses. When only certain classes exceed their expense caps, waivers and/or reimbursements are applied against class specific expenses before fund-level expenses. Funds Management has committed through October 31, 2019 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s expenses at 0.80% for Class A shares, 1.55% for Class C shares, 0.50% for Class R6 shares, 0.70% for Administrator Class shares, and 0.55% for Institutional Class shares. Prior to or after the commitment expiration date, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees. Prior to August 1, 2018, the Fund’s expenses were capped at 0.85% for Class A shares, 1.60% for Class C shares, 0.75% for Administrator Class shares, and 0.60% for Institutional Class shares.

Distribution fee

The Trust has adopted a distribution plan for Class C shares of the Fund pursuant to Rule 12b-1 under the 1940 Act. A distribution fee is charged to Class C shares and paid to Wells Fargo Funds Distributor, LLC (“Funds Distributor”), the principal underwriter, at an annual rate of 0.75% of the average daily net assets of Class C shares.

32  |  Wells Fargo High Yield Municipal Bond Fund

Notes to financial statements

In addition, Funds Distributor is entitled to receive the front-end sales charge from the purchase of Class A shares and a contingent deferred sales charge on the redemption of certain Class A shares. Funds Distributor is also entitled to receive the contingent deferred sales charges from redemptions of Class C shares. For the year ended June 30, 2019, Funds Distributor received $3,563 from the sale of Class A shares. No contingent deferred sales charges were incurred by Class A and Class C shares for the year ended June 30, 2019.

Shareholder servicing fees

The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A, Class C and Administrator Class of the Fund are charged a fee at an annual rate of 0.25% of the average daily net assets of each respective class. A portion of these total shareholder servicing fees were paid to affiliates of Wells Fargo.

Interfund transactions

The Fund may purchase or sell portfolio investment securities to certain other Wells Fargo affiliates pursuant to Rule 17a-7 under the 1940 Act and under procedures adopted by the Board of Trustees. The procedures have been designed to ensure that these interfund transactions, which do not incur broker commissions, are effected at current market prices. Pursuant to these procedures, the Fund had $17,150,000 and $24,920,000 in interfund purchases and sales, respectively, during the year ended June 30, 2019.

5. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the year ended June 30, 2019 were $36,378,908 and $23,891,246, respectively.

6. BANK BORROWINGS

The Trust (excluding the money market funds), Wells Fargo Master Trust and Wells Fargo Variable Trust are parties to a $280,000,000 revolving credit agreement whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.25% of the unused balance is allocated to each participating fund.

For the year ended June 30, 2019, there were no borrowings by the Fund under the agreement.

7. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid was $4,884,891 and $4,902,804 of tax-exempt income for the years ended June 30, 2019 and June 30, 2018, respectively.

As of June 30, 2019, the components of distributable earnings on a tax basis were as follows:

Undistributed tax-exempt income	Unrealized gains	Capital loss carryforward

$21,651	$7,590,744	$(432,834)

Effective for all filings after November 4, 2018, the Securities and Exchange Commission eliminated the requirement to separately state the components of distributions to shareholders under U.S. generally accepted accounting principles. The amounts of distributions to shareholders for the year ended June 30, 2018 were as follows:

Net investment income

Class A	$674,381

Class C	262,165

Administrator Class	900,885

Institutional Class	3,065,373

Wells Fargo High Yield Municipal Bond Fund  |  33

Notes to financial statements

8. INDEMNIFICATION

Under the Trust’s organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Trust may enter into contracts with service providers that contain a variety of indemnification clauses. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

9. NEW ACCOUNTING PRONOUNCEMENTS

In August 2018, FASB issued Accounting Standards Update (“ASU”) No. 2018-13, Fair Value Measurement (Topic 820) Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement. ASU 2018-13 updates the disclosure requirements for fair value measurements by modifying or removing certain disclosures and adding certain new disclosures. The amendments are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. Early adoption is permitted. Management has adopted the removal and modification of disclosures early, as permitted, and will adopt the additional new disclosures at the effective date.

In March 2017, FASB issued ASU No. 2017-08, Premium Amortization on Purchased Callable Debt Securities. ASU 2017-08 shortens the amortization period for certain callable debt securities held at a premium and requires the premium to be amortized to the earliest call date. The amendments do not require an accounting change for securities held at a discount and discounts will continue to be accreted to the maturity date of the security. ASU 2017-08 is effective for fiscal years beginning after December 15, 2018 and for interim periods within those fiscal years. During the current reporting period, management of the Fund adopted the change in accounting policy which did not have a material impact to the Fund’s financial statements.

34  |  Wells Fargo High Yield Municipal Bond Fund

Report of independent registered public accounting firm

TO THE SHAREHOLDERS OF THE FUND AND BOARD OF TRUSTEES OF WELLS FARGO FUNDS TRUST:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Wells Fargo High Yield Municipal Bond Fund (the Fund), one of the funds constituting Wells Fargo Funds Trust, including the portfolio of investments, as of June 30, 2019, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years or periods in the five year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of June 30, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two year period then ended, and the financial highlights for each of the years or periods in the five year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of June 30, 2019, by correspondence with the custodian and brokers, or by other appropriate auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have not been able to determine the specific year that we began serving as the auditor of one or more Wells Fargo Funds investment companies; however we are aware that we have served as the auditor of one or more Wells Fargo Funds investment companies since at least 1955.

Boston, Massachusetts

August 26, 2019

Wells Fargo High Yield Municipal Bond Fund  |  35

Other information (unaudited)

TAX INFORMATION

Pursuant to Section 852 of the Internal Revenue Code, 100% of distributions paid from net investment income is designated as exempt-interest dividends for the fiscal year ended June 30, 2019.

PROXY VOTING INFORMATION

A description of the policies and procedures used to determine how to vote proxies relating to portfolio securities is available, upon request, by calling 1-800-222-8222, visiting our website at wfam.com, or visiting the SEC website at sec.gov. Information regarding how the proxies related to portfolio securities were voted during the most recent 12-month period ended June 30 is available on the website at wfam.com or by visiting the SEC website at sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q or Form N-PORT, which is available by visiting the SEC website at sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

36  |  Wells Fargo High Yield Municipal Bond Fund

Other information (unaudited)

BOARD OF TRUSTEES AND OFFICERS

Each of the Trustees and Officers1 listed in the table below acts in identical capacities for each fund in the Wells Fargo family of funds, which consists of 152 mutual funds comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information2. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

Independent Trustees

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships

William R. Ebsworth (Born 1957)	Trustee, since 2015	Retired. From 1984 to 2013, equities analyst, portfolio manager, research director and chief investment officer at Fidelity Management and Research Company in Boston, Tokyo, and Hong Kong, and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. where he led a team of investment professionals managing client assets. Prior thereto, Board member of Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life Insurance Company. Audit Committee Chair and Investment Committee Chair of the Vincent Memorial Hospital Endowment (non-profit organization). Mr. Ebsworth is a CFA® charterholder.	N/A

Jane A. Freeman (Born 1953)	Trustee, since 2015; Chair Liaison, since 2018	Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens & Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead Independent Director and chair of the Audit Committee. Board member of the Russell Exchange Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is a Board Member of The Ruth Bancroft Garden (non-profit organization). She is also an inactive Chartered Financial Analyst.	N/A

Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009; Audit Committee Chairman, since 2019	Retired. Chairman of the Board of CIGNA Corporation since 2009, and Director since 2005. From 2003 to 2011, Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (private school). Advisory Board Member, Child Evangelism Fellowship (non-profit). Mr. Harris is a certified public accountant (inactive status).	CIGNA Corporation

Judith M. Johnson (Born 1949)	Trustee, since 2008; Audit Committee Chairman, from 2009 to 2018	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	N/A

Wells Fargo High Yield Municipal Bond Fund  |  37

Other information (unaudited)

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships

David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business, Stanford University, Director of the Corporate Governance Research Initiative and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	N/A

Olivia S. Mitchell (Born 1953)	Trustee, since 2006; Nominating and Governance Committee Chairman, since 2018	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	N/A

Timothy J. Penny (Born 1951)	Trustee, since 1996; Chairman, since 2018	President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	N/A

James G. Polisson (Born 1959)	Trustee, since 2018	Retired. Chief Marketing Officer, Source (ETF) UK Services, Ltd, from 2015 to 2017. From 2012 to 2015, Principal of The Polisson Group, LLC, a management consulting, corporate advisory and principal investing company. Chief Executive Officer and Managing Director at Russell Investments, Global Exchange Traded Funds from 2010 to 2012. Managing Director of Barclays Global Investors from 1998 to 2010 and Global Chief Marketing Officer for iShares and Barclays Global Investors from 2000 to 2010. Trustee of the San Francisco Mechanics’ Institute, a non-profit organization, from 2013 to 2015. Board member of the Russell Exchange Traded Fund Trust from 2011 to 2012. Director of Barclays Global Investors Holdings Deutschland GmbH from 2006 to 2009. Mr. Polisson is an attorney and has a retired status with the Massachusetts and District of Columbia Bar Associations.	N/A

*	Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

38  |  Wells Fargo High Yield Municipal Bond Fund

Other information (unaudited)

Officers

Name and year of birth	Position held and length of service	Principal occupations during past five years or longer

Andrew Owen (Born 1960)	President, since 2017	Executive Vice President of Wells Fargo & Company and Head of Affiliated Managers, Wells Fargo Asset Management, since 2014. In addition, Mr. Owen is currently President, Chief Executive Officer and Director of Wells Fargo Funds Management, LLC since 2017. Prior thereto, Executive Vice President responsible for marketing, investments and product development for Wells Fargo Funds Management, LLC, from 2009 to 2014.

Nancy Wiser[1] (Born 1967)	Treasurer, since 2012	Executive Vice President of Wells Fargo Funds Management, LLC since 2011. Chief Operating Officer and Chief Compliance Officer at LightBox Capital Management LLC, from 2008 to 2011.

Alexander Kymn (Born 1973)	Secretary and Chief Legal Officer, since 2018	Senior Company Counsel of Wells Fargo Bank, N.A. since 2018 (previously Senior Counsel from 2007 to 2018). Vice President of Wells Fargo Funds Management, LLC from 2008 to 2014.

Michael H. Whitaker (Born 1967)	Chief Compliance Officer, since 2016	Senior Vice President and Chief Compliance Officer since 2016. Senior Vice President and Chief Compliance Officer for Fidelity Investments from 2007 to 2016.

David Berardi (Born 1975)	Assistant Treasurer, since 2009	Vice President of Wells Fargo Funds Management, LLC since 2009. Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Manager of Fund Reporting and Control for Evergreen Investment Management Company, LLC from 2004 to 2010.

Jeremy DePalma[1] (Born 1974)	Assistant Treasurer, since 2009	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010 and head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.

[1]	Nancy Wiser acts as Treasurer of 65 funds in the Fund Complex. Jeremy DePalma acts as Treasurer of 87 funds and Assistant Treasurer of 65 funds in the Fund Complex.

[2]

The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the website at wfam.com.

Wells Fargo High Yield Municipal Bond Fund  |  39

Other information (unaudited)

BOARD CONSIDERATION OF INVESTMENT MANAGEMENT AND SUB-ADVISORY AGREEMENTS:

Wells Fargo High Yield Municipal Bond Fund

Under the Investment Company Act of 1940 (the “1940 Act”), the Board of Trustees (the “Board”) of Wells Fargo Funds Trust (the “Trust”) must determine annually whether to approve the continuation of the Trust’s investment management and sub-advisory agreements. In this regard, at an in-person meeting held on May 21-22, 2019 (the “Meeting”), the Board, all the members of which have no direct or indirect interest in the investment management and sub-advisory agreements and are not “interested persons” of the Trust, as defined in the 1940 Act (the “Independent Trustees”), reviewed and approved for Wells Fargo High Yield Municipal Bond Fund (the “Fund”): (i) an investment management agreement (the “Management Agreement”) with Wells Fargo Funds Management, LLC (“Funds Management”); and (ii) an investment sub-advisory agreement (the “Sub-Advisory Agreement”) with Wells Capital Management Incorporated (the “Sub-Adviser”), an affiliate of Funds Management. The Management Agreement and the Sub-Advisory Agreement are collectively referred to as the “Advisory Agreements.”

At the Meeting, the Board considered the factors and reached the conclusions described below relating to the selection of Funds Management and the Sub-Adviser and the approval of the Advisory Agreements. Prior to the Meeting, including at an in-person meeting in April 2019, the Trustees conferred extensively among themselves and with representatives of Funds Management about these matters. Also, the Board has adopted a team-based approach, with each team consisting of a sub-set of Trustees, to assist the full Board in the discharge of its duties in reviewing investment performance and other matters throughout the year. The Independent Trustees were assisted in their evaluation of the Advisory Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately.

In providing information to the Board, Funds Management and the Sub-Adviser were guided by a detailed set of requests for information submitted to them by independent legal counsel on behalf of the Independent Trustees at the start of the Board’s annual contract renewal process earlier in 2019. In considering and approving the Advisory Agreements, the Trustees considered the information they believed relevant, including but not limited to the information discussed below. The Board considered not only the specific information presented in connection with the Meeting, but also the knowledge gained over time through interaction with Funds Management and the Sub-Adviser about various topics. In this regard, the Board reviewed reports of Funds Management at each of its quarterly meetings, which included, among other things, portfolio reviews and investment performance reports. In addition, the Board and the teams mentioned above confer with portfolio managers at various times throughout the year. The Board did not identify any particular information or consideration that was all-important or controlling, and each individual Trustee may have attributed different weights to various factors.

After its deliberations, the Board unanimously approved the continuation of the Advisory Agreements for a one-year term and determined that the compensation payable to Funds Management and the Sub-Adviser under each of the Advisory Agreements was reasonable. The Board considered the approval of the Advisory Agreements for the Fund as part of its consideration of agreements for funds across the complex, but its approvals were made on a fund-by-fund basis. The following summarizes a number of important, but not necessarily all, factors considered by the Board in support of its approvals.

Nature, extent and quality of services

The Board received and considered various information regarding the nature, extent and quality of services provided to the Fund by Funds Management and the Sub-Adviser under the Advisory Agreements. This information included a description of the investment advisory services and Fund-level administrative services covered by the Management Agreement, as well as, among other things, a summary of the background and experience of senior management of Wells Fargo Asset Management (“WFAM”), of which Funds Management and the Sub-Adviser are a part, a summary of investments made in the business of WFAM, a summary of certain organizational and personnel changes involving Funds Management and the Sub-Adviser, and a description of Funds Management’s and the Sub-Adviser’s business continuity planning programs and of their approaches to data privacy and cybersecurity. The Board received and reviewed information about Funds Management’s role as administrator of the Fund’s liquidity risk management program. The Board also considered the qualifications, background, tenure and responsibilities of each of the portfolio managers primarily responsible for the day-to-day portfolio management of the Fund.

The Board evaluated the ability of Funds Management and the Sub-Adviser to attract and retain qualified investment professionals, including research, advisory and supervisory personnel. The Board further considered the compliance programs and compliance records of Funds Management and the Sub-Adviser. In addition, the Board took into account the full range of services provided to the Fund by Funds Management and its affiliates.

40  |  Wells Fargo High Yield Municipal Bond Fund

Other information (unaudited)

Fund investment performance and expenses

The Board considered the investment performance results for the Fund over various time periods ended December 31, 2018. The Board considered these results in comparison to the investment performance of funds in a universe that was determined by Broadridge Inc. (“Broadridge”) to be similar to the Fund (the “Universe”), and in comparison to the Fund’s benchmark index and to other comparative data. Broadridge is an independent provider of investment company data. The Board received a description of the methodology used by Broadridge to select the mutual funds in the performance Universe. The Board noted that the investment performance of the Fund (Administrator Class) was higher than the average investment performance of the Universe for all periods under review. The Board also noted that the investment performance of the Fund was higher than its benchmark index, the Bloomberg Barclays Municipal Bond Index, for all periods under review.

The Board also received and considered information regarding the Fund’s net operating expense ratios and their various components, including actual management fees, custodian and other non-management fees, and Rule 12b-1 and non-Rule 12b-1 shareholder service fees. The Board considered these ratios in comparison to the median ratios of funds in class-specific expense groups that were determined by Broadridge to be similar to the Fund (the “Groups”). The Board received a description of the methodology used by Broadridge to select the mutual funds in the expense Groups and an explanation of how funds comprising expense groups and their expense ratios may vary from year-to-year. Based on the Broadridge reports, the Board noted that the net operating expense ratios of the Fund were lower than the median net operating expense ratios of the expense Groups for each share class.

The Board took into account the Fund’s investment performance and expense information provided to it among the factors considered in deciding to re-approve the Advisory Agreements.

Investment management and sub-advisory fee rates

The Board reviewed and considered the contractual fee rates payable by the Fund to Funds Management under the Management Agreement, as well as the contractual fee rates payable by the Fund to Funds Management for class-level administrative services under a Class-Level Administration Agreement, which include, among other things, class-level transfer agency and sub-transfer agency costs (collectively, the “Management Rates”). The Board also reviewed and considered the contractual investment sub-advisory fee rates that are payable by Funds Management to the Sub-Adviser for investment sub-advisory services.

Among other information reviewed by the Board was a comparison of the Fund’s Management Rates with the average contractual investment management fee rates of funds in the expense Groups at a common asset level as well as transfer agency costs of the funds in the expense Groups. The Board noted that the Management Rates of the Fund were lower than or equal to the sum of these average rates for the Fund’s expense Groups for all share classes.

The Board also received and considered information about the portion of the total management fee that was retained by Funds Management after payment of the fee to the Sub-Adviser for sub-advisory services. In assessing the reasonableness of this amount, the Board received and evaluated information about the nature and extent of responsibilities retained and risks assumed by Funds Management and not delegated to or assumed by the Sub-Adviser, and about Funds Management’s on-going oversight services. Given the affiliation between Funds Management and the Sub-Adviser, the Board ascribed limited relevance to the allocation of fees between them.

The Board also received and considered information about the nature and extent of services offered and fee rates charged by Funds Management and the Sub-Adviser to other types of clients with investment strategies similar to those of the Fund. In this regard, the Board received information about the significantly greater scope of services, and compliance, reporting and other legal burdens and risks of managing proprietary mutual funds compared with those associated with managing assets of other types of clients, including third-party sub-advised fund clients and non-mutual fund clients such as institutional separate accounts.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board determined that the compensation payable to Funds Management under the Management Agreement and to the Sub-Adviser under the Sub-Advisory Agreement was reasonable.

Profitability

The Board received and considered information concerning the profitability of Funds Management, as well as the profitability of both WFAM and Wells Fargo & Co. (“Wells Fargo”) from providing services to the fund family as a whole. The Board noted that the Sub-Adviser’s profitability information with respect to providing services to the Fund and other funds in the family was subsumed in the WFAM and Wells Fargo profitability analysis.

Wells Fargo High Yield Municipal Bond Fund  |  41

Other information (unaudited)

Funds Management reported on the methodologies and estimates used in calculating profitability, including a description of the methodology used to allocate certain expenses. Among other things, the Board noted that the levels of profitability reported on a fund-by-fund basis varied widely, depending on factors such as the size, type and age of fund. Based on its review, the Board did not deem the profits reported by Funds Management, WFAM or Wells Fargo from services provided to the Fund to be at a level that would prevent it from approving the continuation of the Advisory Agreements.

Economies of scale

The Board received and considered information about the potential for Funds Management to experience economies of scale in the provision of management services to the Fund, the difficulties of calculating economies of scale at an individual fund level, and the extent to which potential scale benefits are shared with shareholders. The Board noted the existence of breakpoints in the Fund’s management fee structure, which operate generally to reduce the Fund’s expense ratios as the Fund grows in size. The Board considered that in addition to management fee breakpoints, Funds Management shares potential economies of scale from its management business in a variety of ways, including through fee waiver and expense reimbursement arrangements, services that benefit shareholders, competitive management fee rates set at the outset without regard to breakpoints, and investments in the business intended to enhance services available to shareholders.

The Board concluded that Funds Management’s arrangements with respect to the Fund, including contractual breakpoints, constituted a reasonable approach to sharing potential economies of scale with the Fund and its shareholders.

Other benefits to Funds Management and the Sub-Adviser

The Board received and considered information regarding potential “fall-out” or ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, as a result of their relationships with the Fund. Ancillary benefits could include, among others, benefits directly attributable to other relationships with the Fund and benefits potentially derived from an increase in Funds Management’s and the Sub-Adviser’s business as a result of their relationships with the Fund. The Board noted that various affiliates of Funds Management may receive distribution-related fees, shareholder servicing payments and sub-transfer agency fees in respect of shares sold or held through them and services provided.

The Board also reviewed information about soft dollar credits earned and utilized by the Sub-Adviser, fees earned by Funds Management and the Sub-Adviser from managing a private investment vehicle for the fund family’s securities lending collateral, and commissions earned by an affiliated broker from portfolio transactions.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board did not find that any ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, were unreasonable.

Conclusion

At the Meeting, after considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board unanimously approved the continuation of the Advisory Agreements for a one-year term and determined that the compensation payable to Funds Management and the Sub-Adviser under each of the Advisory Agreements was reasonable.

42  |  Wells Fargo High Yield Municipal Bond Fund

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For more information

More information about Wells Fargo Funds is available free upon request. To obtain literature, please write, visit the Fund’s website, or call:

Wells Fargo Funds

P.O. Box 219967

Kansas City, MO 64121-9967

Website: wfam.com

Individual investors: 1-800-222-8222

Retail investment professionals: 1-888-877-9275

Institutional investment professionals: 1-866-765-0778

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call 1-800-222-8222 or visit the Fund’s website at wfam.com. Read the prospectus carefully before you invest or send money.

Wells Fargo Asset Management (WFAM) is the trade name for certain investment advisory/management firms owned by Wells Fargo & Company. These firms include but are not limited to Wells Capital Management Incorporated and Wells Fargo Funds Management, LLC. Certain products managed by WFAM entities are distributed by Wells Fargo Funds Distributor, LLC (a broker-dealer and Member FINRA).

This material is for general informational and educational purposes only and is NOT intended to provide investment advice or a recommendation of any kind—including a recommendation for any specific investment, strategy, or plan.

INVESTMENT PRODUCTS: NOT FDIC INSURED  ◾  NO BANK GUARANTEE  ◾   MAY LOSE VALUE

© 2019 Wells Fargo Funds Management, LLC. All rights reserved.

404822 08-19

A264/AR264 06-19

Annual Report

June 30, 2019

Wells Fargo

Alternative Risk Premia Fund

Beginning on January 1, 2021, as permitted by new regulations adopted by the Securities and Exchange Commission, paper copies of the Wells Fargo Funds’ annual and semi-annual shareholder reports issued after this date will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds’ website, and you will be notified by mail each time a report is posted and provided with a website address to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically at any time by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling 1-800-222-8222 or by enrolling at wellsfargo.com/advantagedelivery.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports; if you invest directly with the Fund, you can call 1-800-222-8222. Your election to receive reports in paper will apply to all Wells Fargo Funds held in your account with your financial intermediary or, if you are a direct investor, to all Wells Fargo Funds that you hold.

Reduce clutter. Save trees.
Sign up for electronic delivery of prospectuses and shareholder reports at wellsfargo.com/advantagedelivery

The views expressed and any forward-looking statements are as of June 30, 2019, unless otherwise noted, and are those of the Fund managers and/or Wells Fargo Asset Management. Discussions of individual securities, or the markets generally, or any Wells Fargo Fund are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements. The views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo Asset Management and the Fund disclaim any obligation to publicly update or revise any views expressed or forward-looking statements.

INVESTMENT PRODUCTS: NOT FDIC INSURED  ◾  NO BANK GUARANTEE  ◾  MAY LOSE VALUE

Wells Fargo Alternative Risk Premia Fund  |  1

Performance highlights (unaudited)

Investment objective

The Fund seeks long-term capital appreciation.

Manager

Wells Fargo Funds Management, LLC

Subadvisers

Wells Capital Management Incorporated

Wells Fargo Asset Management (International) Limited

Portfolio managers

Petros N. Bocray, CFA®‡ , FRM

Eddie Cheng, CFA®‡

Monisha Jayakumar

Average annual total returns (%) as of June 30, 2019

				Expense ratios[1] (%)

	Inception date	Since inception		Gross	Net[2]

Class R6 (WRPRX)[3]	1-29-2019	-2.60	*	0.92	0.62

Institutional Class (WRPIX)[3]	1-29-2019	-2.60		1.02	0.72

ICE BofAML U.S. 3-Month Treasury Bill Index[4]	–	1.05	**	–	–

*

Total return differs from the return in the Financial Highlights in this report. The total return presented is calculated based on the NAV at which the shareholder transactions were processed. The NAV and total return presented in the Financial Highlights reflects certain adjustments made to the net assets of the Fund that are necessary under U.S. generally accepted accounting principles.

**	Return is based on Fund’s inception date.

Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, wfam.com.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.

Class R6 and Institutional Class shares are sold without a front-end sales charge or contingent deferred sales charge.

Alternative risk premia investment risk is the Fund’s ability to achieve its investment objective depending largely upon the portfolio managers’ successful evaluation of the risks, potential returns, and correlation properties with respect to the various risk premia in which the Fund invests. Stock values fluctuate in response to the activities of individual companies and general market and economic conditions. Bond values fluctuate in response to the financial condition of individual issuers, general market and economic conditions, and changes in interest rates.Changes in market conditions and government policies may lead to periods of heightened volatility in the bond market and reduced liquidity for certain bonds held by the Fund. In general, when interest rates rise, bond values fall and investors may lose principal value. Interest rate changes and their impact on the Fund and its share price can be sudden and unpredictable. The use of leverage results in certain risks, including, among others, the likelihood of greater volatility of net asset value and the market value of common shares. Short selling is generally considered speculative, has the potential for unlimited loss, and may involve leverage. Foreign investments are especially volatile and can rise or fall dramatically due to differences in the political and economic conditions of the host country. The use of derivatives may reduce returns and/or increase volatility. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). The Fund is exposed to subsidiary risk and smaller-company securities risk. Consult the Fund’s prospectus for additional information on these and other risks.

Please see footnotes on page 3.

2  |  Wells Fargo Alternative Risk Premia Fund

Performance highlights (unaudited)

Growth of $1,000,000 investment as of June 30, 2019[5]

‡	CFA® and Chartered Financial Analyst® are trademarks owned by CFA Institute.

[1]

Reflects the expense ratios as stated in the most recent prospectuses. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report.

[2]

The manager has contractually committed through December 4, 2019, to waive fees and/or reimburse expenses to the extent necessary to cap the expenses of each class after fee waivers at the amounts shown. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses (if any) and extraordinary expenses are excluded from the expense cap. Prior to or after the commitment expiration date, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees. Without this cap, the Fund’s returns would have been lower. The expense ratio paid by an investor is the net expense ratio (the total annual fund operating expenses after fee waivers) as stated in the prospectuses.

[3]	The Fund is closed to new investors, except that Class R6 shares may be purchased by funds of funds managed by Wells Fargo Funds Management, LLC.

[4]

The ICE BofAML 3-Month U.S. Treasury Bill Index is an unmanaged index that is comprised of a single U.S. Treasury issue with approximately three months to final maturity, purchased at the beginning of each month and held for one full month. Copyright 2019. ICE Data Indices, LLC. All rights reserved. You cannot invest directly in an index.

[5]

The chart compares the performance of the Institutional Class shares since inception with the ICE BofAML 3-Month U.S. Treasury Bill Index. The chart assumes a hypothetical $1,000,000 investment in Institutional Class shares and reflects all operating expenses.

[6]

The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) ex USA Index (Net) is a free-float-adjusted market-capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets, excluding the U.S. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices or any securities or financial products. This report is not approved, reviewed, or produced by MSCI. You cannot invest directly in an index.

[7]

The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.

[8]

The EURO STOXX 50 Index, Europe’s leading blue-chip index for the Eurozone, provides a blue-chip representation of super sector leaders in the region. The EURO STOXX 50 Index is licensed to financial institutions to serve as an underlying for a wide range of investment products such as exchange-traded funds (ETFs), futures, options and structured products worldwide. You cannot invest directly in an index.

[9]

The MSCI Emering Markets (EM) Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of emerging markets. You cannot invest directly in an index.

[10]	Amounts are subject to change and may have changed since the date specified.

*	This security was no longer held at the end of the reporting period.

Wells Fargo Alternative Risk Premia Fund  |  3

Performance highlights (unaudited)

MANAGERS’ DISCUSSION

Fund highlights

∎	The Fund underperformed its benchmark, ICE BofAML U.S. 3-Month Treasury Bill Index, for the 5-month period from the Fund’s inception on January 29, 2019, through June 30, 2019.

∎	Top detractors included our equity multifactor strategy (-2.3%) and rates value strategy (-1.2%), which suffered as investors continued chasing expensive securities.

∎	Top contributors included our cross-asset trend strategy (+2.6%) and foreign exchange (FX) carry strategy (+0.6%), both of which benefited from excess liquidity in the market and dovish central banks.

Equity markets enjoyed a strong rebound.

Equity markets enjoyed a strong rebound following the sell-off during liquidity-dry December last year. In the first six months of 2019, the MSCI ACWI Index (Net)6 delivered 16% (in local currencies), both the S&P 500 Index7 and the Euro Stoxx 508 rallied by 18%, and the MSCI EM Index (Net)9 returned 10.58% (in U.S. dollars). This widespread return of risk appetite was supported by more cautious and accommodative central banks across the globe as well as investors’ optimism that trade tension can be resolved in an ordered manner despite the backdrop of falling global economic activity data and on-and-off idiosyncratic events indicating that geopolitical risks are not completely off the table.

The Fund was launched at the end of January. The Fund’s portfolio managers seek to maintain low correlations with stock and bond investments while producing a positive return over a 3 to 5 year period with a target of 8% to 10% annualized Fund volatility. The Fund aims to harvest alternative risk premia such as carry, value and momentum, in a systematic way across different asset classes. With the macroeconomic backdrop in the first half of 2019, the Fund declined 2.6% within the first five months, trailing the benchmark for the same period.

Market trends caused the Fund to underperform the benchmark.

The strong investment market rebound in the first half of 2019 caused some of the Fund’s tactical strategies to detract from Fund performance. One of the Fund’s allocations that suffered was the equity multifactor strategy. The struggle for small size and value factors continued to surprise investors. Mega-cap technology stocks such as Apple Inc.*; Microsoft Corp.*; Facebook, Inc.*; Amazon.com, Inc.*; and Alphabet Inc.* reemerged as the dominant group of stocks, leading the charge for the recovery in the first half. This continued enthusiasm for these stocks had a negative impact on the strategy’s performance, as we have a tilt toward small size. In addition, given the fact that these stocks have expensive valuations, we are net short on all these names. Since the date of the Fund’s launch on January 29, 2019, the equity multifactor strategy detracted 230 bps (bps; 100 bps equal 1.00%) from overall Fund performance. Another allocation that was hurt during the first half was our rates value strategy, where the expensive markets such as Australia got even more expensive with the backdrop of sizable monthly declines in housing prices and investors’ expectations that the Reserve Bank of Australia would cut interest rates.

Net asset exposure as of June 30, 2019[10]
	% of net assets

	Long positions	Short positions

Stocks	74	55

Interest rate futures	126	6

Currency futures	63	74

Equity index futures	19	1

Commodity futures	19	26

Our cross-asset trend strategy delivered positive performance during the period. It aims to harvest herding behavior in the market by taking long positions in assets with positive trends and shorting those with negative ones. Following the asset-price correction in the fourth quarter of 2018, it established a defensive position through a long government bond allocation established at the beginning of 2019. Therefore, it benefited when central banks turned out to be more accommodative and more patient in the current tightening cycle. The strategy also quickly started favoring equity at the end of February due to its fast responsiveness toward market movements. These two large positions led to the contribution by the cross-asset trend strategy of roughly 260 bps at the Fund level since the Fund’s launch of January 29, 2019. Alongside the cross-asset trend strategy, another top contributor was our FX carry strategy. Using a currency carry trade, we attempt to capture the difference between the rates of a high-yielding currency and a low-yielding currency. Benign liquidity and dovish central banks are usually friends with carry trade strategies. Most of the high-yielding currencies, especially emerging market currencies such as the Indian rupee and the Russian ruble, benefited from this accommodative first-half environment. The FX carry delivered 60 bps to the Fund.

Please see footnotes on page 3.

4  |  Wells Fargo Alternative Risk Premia Fund

Performance highlights (unaudited)

Looking ahead, we continue to believe that these alternative risk premia strategies will deliver positive payoff. On the macro end, we believe that strategies such as FX carry will keep enjoying the accommodative liquidity in the market while others, like cross-asset trend, will continue harvesting the behavior bias such as herding and act defensively when the tide turns. In the single equity space, we view the strengths in the large names and weakness in cheap stocks as abnormal and do not believe that this is likely to persist going forward. These expensive stocks have outperformed almost without interruption in this 10-year bull market, and investors may eventually pay attention to value when they realize that there is very limited remaining potential upside for these stocks.

Please see footnotes on page 3.

Wells Fargo Alternative Risk Premia Fund  |  5

Fund expenses (unaudited)

As a shareholder of the Fund, you incur ongoing costs, including management fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from January 1, 2019 to June 30, 2019.

Actual expenses

The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

“Hypothetical” linePlease note that the expenses shown in the table are meant to highlight your ongoing costs. Therefore, the line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds.

	Beginning account value 1-1-2019	Ending account value 6-30-2019	Expenses paid during the period¹	Annualized net expense ratio

Class R6

Actual	$1,000.00	$974.00	$3.03	0.62%

Hypothetical (5% return before expenses)	$1,000.00	$1,021.72	$3.11	0.62%

Institutional Class

Actual	$1,000.00	$974.00	$3.53	0.72%

Hypothetical (5% return before expenses)	$1,000.00	$1,021.22	$3.62	0.72%

[1]

Expenses paid is equal to the annualized net expense ratio of each class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half-year period).

6  |  Wells Fargo Alternative Risk Premia Fund

Consolidated portfolio of investments—June 30, 2019

	Yield		Shares	Value
Short-Term Investments: 101.11%

Investment Companies: 6.12%

Wells Fargo Government Money Market Fund Select Class (l)(u)*	2.33%		2,383,220	$2,383,220

		Maturity date	Principal
U.S. Treasury Securities: 94.99%

U.S. Treasury Bill (z)#*	2.37	8-1-2019	$27,500,000	27,452,224

U.S. Treasury Bill (z)#	2.37	9-26-2019	9,625,000	9,576,793

				37,029,017

Total Short-Term Investments (Cost $39,394,830)				39,412,237

Total investments in securities (Cost $39,394,830)	101.11%	39,412,237

Other assets and liabilities, net	(1.11)	(431,300)

Total net assets	100.00%	$38,980,937

(l)	The issuer of the security is an affiliated person of the Fund as defined in the Investment Company Act of 1940.
(u)	The rate represents the 7-day annualized yield at period end.
*	A portion of the holding represents an investment held in Alt Risk Premia Special Investments (Cayman) Ltd., the consolidated entity.
(z)	Zero coupon security. The rate represents the current yield to maturity.
#	All or a portion of this security is segregated as collateral for investments in derivative instruments.

Futures Contracts

Description	Number of contracts	Expiration date	Notional cost	Notional value	Unrealized gains	Unrealized losses

Long

London Metal Exchange Copper Futures *	3	7-17-2019	$447,836	$449,400	$1,564	$0

London Metal Exchange Lead Futures *	7	7-17-2019	338,612	336,963	0	(1,649)

London Metal Exchange Nickel Futures *	7	7-17-2019	509,533	530,880	21,347	0

London Metal Exchange Zinc Futures *	21	7-17-2019	1,391,159	1,336,125	0	(55,034)

CAC 40 Index	11	7-19-2019	669,894	692,073	22,179	0

Natural Gas Futures *	6	7-29-2019	142,580	138,480	0	(4,100)

Hang Seng Index	3	7-30-2019	547,514	547,352	0	(162)

Brent Crude Futures *	19	7-31-2019	1,177,479	1,230,059	52,580	0

Gasoline RBOB Futures *	14	7-31-2019	993,077	1,115,201	122,124	0

Gold 100 Ounces Futures *	8	8-28-2019	1,127,073	1,130,960	3,887	0

Natural Gas Futures *	23	8-28-2019	521,975	524,860	2,885	0

Gasoline RBOB Futures *	1	8-30-2019	78,577	77,872	0	(705)

Euro-Bund Futures	7	9-6-2019	1,374,018	1,374,959	941	0

10-Year Japanese Treasury Bonds	23	9-12-2019	32,769,575	32,820,573	50,998	0

Cocoa Futures *	45	9-13-2019	1,098,048	1,091,250	0	(6,798)

Corn Futures *	21	9-13-2019	471,253	445,988	0	(25,265)

Wheat Futures *	10	9-13-2019	273,412	263,625	0	(9,787)

London Metal Exchange Copper Futures *	2	9-18-2019	298,745	299,800	1,055	0

10-Year U.S. Treasury Notes	9	9-19-2019	1,122,914	1,151,719	28,805	0

S&P/TSX 60 Index	6	9-19-2019	887,369	895,911	8,542	0

SPI 200 Index	7	9-19-2019	796,388	805,831	9,443	0

DAX Index	2	9-20-2019	697,873	704,320	6,447	0

Euro STOXX 50 Index	17	9-20-2019	652,840	670,002	17,162	0

Wells Fargo Alternative Risk Premia Fund  |  7

Consolidated portfolio of investments—June 30, 2019

Description	Number of contracts	Expiration date	Notional cost	Notional value	Unrealized gains	Unrealized losses

Long (continued)

FTSE 100 Index	8	9-20-2019	$745,743	$748,661	$2,918	$0

MSCI Emerging Markets Index	9	9-20-2019	473,734	474,030	296	0

NASDAQ 100 E-Mini Index	3	9-20-2019	449,975	461,625	11,650	0

Russell 2000 E-Mini Index	11	9-20-2019	839,364	861,905	22,541	0

S&P 500 E-Mini Index	5	9-20-2019	721,263	736,050	14,787	0

Long Gilt Bonds	82	9-26-2019	13,472,590	13,568,900	96,310	0

Silver Futures *	2	9-26-2019	152,657	153,410	753	0

Short

London Metal Exchange Aluminium Futures *	(33)	7-17-2019	(1,443,352)	(1,470,356)	0	(27,004)

London Metal Exchange Copper Futures *	(3)	7-17-2019	(438,665)	(449,400)	0	(10,735)

London Metal Exchange Lead Futures *	(21)	7-17-2019	(985,601)	(1,010,888)	0	(25,287)

London Metal Exchange Nickel Futures *	(7)	7-17-2019	(517,060)	(530,880)	0	(13,820)

London Metal Exchange Zinc Futures *	(5)	7-17-2019	(325,572)	(318,125)	7,447	0

Lean Hogs Futures *	(5)	8-14-2019	(150,881)	(152,000)	0	(1,119)

Soybean Futures *	(21)	8-14-2019	(965,134)	(949,725)	15,409	0

Soybean Meal Futures *	(26)	8-14-2019	(846,723)	(819,780)	26,943	0

Soybean Oil Futures *	(52)	8-14-2019	(882,454)	(885,144)	0	(2,690)

WTI Crude Futures *	(17)	8-20-2019	(1,010,644)	(994,840)	15,804	0

Live Cattle Futures *	(1)	8-30-2019	(42,226)	(41,740)	486	0

NY Harbor Ultra-Low Sulfur Diesel Futures *	(2)	8-30-2019	(166,070)	(163,565)	2,505	0

Low Sugar Gas Oil Futures *	(13)	9-12-2019	(783,532)	(780,650)	2,882	0

TOPIX Index	(4)	9-12-2019	(565,158)	(575,430)	0	(10,272)

KC Hard Red Winter Wheat Futures *	(28)	9-13-2019	(661,708)	(646,100)	15,608	0

10-Year Australian Treasury Bonds	(19)	9-16-2019	(1,892,360)	(1,916,142)	0	(23,782)

Coffee C Futures *	(7)	9-18-2019	(263,268)	(287,306)	0	(24,038)

London Metal Exchange Aluminium Futures *	(4)	9-18-2019	(180,157)	(180,025)	132	0

London Metal Exchange Nickel Futures *	(8)	9-18-2019	(610,188)	(609,840)	348	0

10-Year Canadian Treasury Bonds	(4)	9-19-2019	(428,350)	(436,577)	0	(8,227)

Sugar #11 Futures *	(18)	9-30-2019	(245,330)	(254,419)	0	(9,089)

Cotton #2 Futures *	(35)	12-6-2019	(1,158,184)	(1,156,400)	1,784	0

Soybean Oil Futures *	(3)	12-13-2019	(51,235)	(51,894)	0	(659)

					$588,562	$(260,222)

*	Represents an investment held in Alt Risk Premia Special Investments (Cayman) Ltd., the consolidated entity.

Forward Foreign Currency Contracts

Currency to be received	Currency to be delivered	Counterparty	Settlement date	Unrealized gains	Unrealized losses

33,780,881,000 IDR	2,363,787 USD	Goldman Sachs	7-17-2019	$23,442	$0

213,830,000 INR	3,072,270 USD	Goldman Sachs	7-17-2019	19,620	0

1,978,000 GBP	2,524,304 USD	Goldman Sachs	7-17-2019	0	(10,433)

672,000 BRL	173,361 USD	Goldman Sachs	7-17-2019	1,401	0

1,478,000 EUR	1,677,366 USD	Goldman Sachs	7-17-2019	5,375	0

9,128,000 TRY	1,543,079 USD	Goldman Sachs	7-17-2019	19,466	0

36,658,000 MXN	1,848,678 USD	Goldman Sachs	7-17-2019	56,558	0

8  |  Wells Fargo Alternative Risk Premia Fund

Consolidated portfolio of investments—June 30, 2019

Currency to be received	Currency to be delivered	Counterparty	Settlement date	Unrealized gains	Unrealized losses

21,009,000 ZAR	1,394,279 USD	Goldman Sachs	7-17-2019	$94,532	$0

721,846,000 JPY	6,697,470 USD	Goldman Sachs	7-17-2019	5,682	0

134,480,000 RUB	2,059,008 USD	Goldman Sachs	7-17-2019	63,062	0

431,000 CZK	19,052 USD	Goldman Sachs	7-17-2019	228	0

1,504,000 PLN	399,357 USD	Goldman Sachs	7-17-2019	3,636	0

1,444,000 BRL	373,329 USD	Goldman Sachs	7-17-2019	2,201	0

9,144,918,000 IDR	646,512 USD	Goldman Sachs	7-17-2019	0	(259)

3,399,000 CZK	151,904 USD	Goldman Sachs	7-17-2019	146	0

766,000 SEK	82,748 USD	Goldman Sachs	7-17-2019	0	(166)

7,891,000 JPY	73,300 USD	Goldman Sachs	7-17-2019	0	(23)

373,418,000 CLP	549,306 USD	Goldman Sachs	7-17-2019	1,881	0

284,000 AUD	198,995 USD	Goldman Sachs	7-17-2019	492	0

5,161,000 CAD	3,936,969 USD	Goldman Sachs	7-17-2019	5,505	0

306,000 CHF	313,456 USD	Goldman Sachs	7-17-2019	453	0

135,261,000 KRW	117,053 USD	Goldman Sachs	7-17-2019	144	0

23,697,000 NOK	2,785,340 USD	Goldman Sachs	7-17-2019	0	(6,005)

102,645,000 HUF	360,876 USD	Goldman Sachs	7-17-2019	757	0

789,462 USD	7,405,000 SEK	Goldman Sachs	7-17-2019	0	(8,874)

7,952,076 USD	11,352,000 AUD	Goldman Sachs	7-17-2019	0	(21,794)

1,851,671 USD	2,458,000 CAD	Goldman Sachs	7-17-2019	0	(25,989)

855,098 USD	592,754,000 CLP	Goldman Sachs	7-17-2019	0	(19,841)

1,978,592 USD	559,530,000 HUF	Goldman Sachs	7-17-2019	7,287	0

6,881,368 USD	59,433,000 NOK	Goldman Sachs	7-17-2019	0	(89,313)

4,634,365 USD	6,956,000 NZD	Goldman Sachs	7-17-2019	0	(40,299)

1,585,552 USD	1,872,901,000 KRW	Goldman Sachs	7-17-2019	0	(37,225)

8,066,153 USD	7,950,000 CHF	Goldman Sachs	7-17-2019	0	(89,311)

126,004 USD	188,000 NZD	Goldman Sachs	7-17-2019	0	(338)

402,925 USD	354,000 EUR	Goldman Sachs	7-17-2019	0	(113)

310,760 USD	5,974,000 MXN	Goldman Sachs	7-17-2019	272	0

899,267 USD	62,223,000 INR	Goldman Sachs	7-17-2019	0	(451)

196,279 USD	2,785,000 ZAR	Goldman Sachs	7-17-2019	0	(1,081)

398,250 USD	314,000 GBP	Goldman Sachs	7-17-2019	0	(817)

				$312,140	$(352,332)

Swaps

Reference asset/index	Counterparty	Payment frequency	Maturity date	Notional amount	Value	Unrealized gains	Unrealized losses

Synthetic total return swap†	Goldman Sachs	Monthly	2-1-2024	$7,823,454	$7,841,198	$17,744	$0

†

The Fund receives or pays the difference between the total return on a portfolio of long and short positions underlying the total return swap and the return on a specified benchmark (either the Federal Funds Effective Rate or the One Month LIBOR), plus or minus a spread in a typical range of 20-75 basis points. The spread is determined based upon the country and/or currency of the individual underlying positions. Certain short positions may be subject to higher market rates.

Wells Fargo Alternative Risk Premia Fund  |  9

Consolidated portfolio of investments—June 30, 2019

The following table represents the component disclosures associated with the synthetic total return swap basket as of the end of the period.

Reference asset	Shares	Value	% of swap basket value

Long positions

Common Stocks

Communication Services
Diversified Telecommunication Services
PCCW Limited	186,000	$107,385	1.37%
Spark New Zealand Limited	145,031	389,727	4.97

Entertainment
DeNA Company Limited	33,300	637,801	8.13

Interactive Media & Services
Kakaku.com Incorporated	5,100	98,391	1.25

Media
Discovery Communications Incorporated Class A	2,734	83,934	1.07
Hakuhodo DY Holdings Incorporated	28,500	479,516	6.12
Interpublic Group of Companies Incorporated	13,287	300,153	3.83
Liberty Media Corporation Class A	2,856	107,985	1.38
Pearson plc	15,531	161,615	2.06
Schibsted ASA Class B	11,995	312,725	3.99
SES SA	17,369	271,567	3.46
Singapore Press Holdings Limited	57,400	103,515	1.32

		3,054,314

Consumer Discretionary
Auto Components
Lear Corporation	870	121,165	1.55
Toyoda Gosei Company Limited	18,700	364,408	4.65

Diversified Consumer Services
H&R Block Incorporated	10,969	321,392	4.10

Hotels, Restaurants & Leisure
Chipotle Mexican Grill Incorporated	249	182,487	2.33
Darden Restaurants Incorporated	2,049	249,425	3.18
Domino’s Pizza Incorporated	1,061	295,255	3.77

Household Durables
Husqvarna AB Class B	22,175	207,419	2.65
Iida Group Holdings Company	7,000	112,971	1.44

Internet & Direct Marketing Retail
Wayfair Incorporated Class A	1,251	182,646	2.33

Multiline Retail
Macy’s Incorporated	3,995	85,733	1.09

Specialty Retail
Burlington Stores Incorporated	817	139,013	1.77
Sonic Automotive Incorporated	3,567	83,289	1.06

Textiles, Apparel & Luxury Goods
Under Armour Incorporated Class A	4,718	119,601	1.53

		2,464,804

Consumer staples
Beverages
Coca-Cola Amatil Limited	61,934	444,373	5.67

Food & Staples Retailing
Empire Company Limited Class A	4,400	110,811	1.41
Metro AG	13,767	251,645	3.21
The Kroger Company	4,402	95,567	1.22
The North West Company Incorporated	6,200	141,513	1.80

10  |  Wells Fargo Alternative Risk Premia Fund

Consolidated portfolio of investments—June 30, 2019

Reference asset	Shares	Value	% of swap basket value

Food Products
Chocoladefabriken Lindt & Spruengli AG	36	$262,016	3.34%
Inghams Group Limited	41,954	118,404	1.51
Lamb Weston Holdings Incorporated	1,312	83,128	1.06

		1,507,457

Energy
Oil, Gas & Consumable Fuels
Caltex Australia Limited	25,675	446,122	5.69
HollyFrontier Corporation	4,948	228,993	2.92
Plains GP Holdings LP Class A	12,371	308,904	3.94
Washington H. Soul Pattinson & Company Limited	12,575	194,134	2.48

		1,178,153

Financials
Banks
Bank of Queensland Limited	70,412	471,094	6.01
OFG Bancorp	3,636	86,428	1.10

Capital Markets
Investec plc	18,825	122,164	1.56
Singapore Exchange Limited	42,100	246,439	3.14

Diversified Financial Services
Industrivarden AB Class C	25,978	575,725	7.34

Mortgage REITs
PennyMac Mortgage Investment Trust	4,908	107,142	1.37

		1,608,992

Health Care
Biotechnology
Abcam plc	5,803	108,627	1.39
Genus plc	2,702	90,864	1.16
Karo Bio AB	24,977	104,199	1.33
Repligen Corporation	1,052	90,419	1.15
United Therapeutics Corporation	2,416	188,593	2.41

Health Care Providers & Services
MediPal Holdings Corporation	6,500	143,426	1.83
Suzuken Company Limited	7,300	427,918	5.46

Pharmaceuticals
Kyorin Company Limited	4,500	79,636	1.02
Orion Oyj Class B	11,847	434,178	5.54
Sawai Pharmaceutical Company Limited	2,200	118,759	1.51

		1,786,619

Industrials
Building Products
Lennox International Incorporated	968	266,200	3.39

Electrical Equipment
NEL ASA	107,198	86,960	1.11

Industrial Conglomerates
Keihan Electric Railway Company Limited	14,900	648,848	8.27
NWS Holdings Limited	139,000	285,769	3.64

Machinery
Epiroc AB Class B	12,093	119,782	1.53
Schindler Holding AG	991	220,594	2.81
Yangzijiang Shipbuilding Holdings Limited	340,200	384,705	4.91

Marine
Nippon Yusen Kabushiki Kaisha	32,100	514,779	6.57

Wells Fargo Alternative Risk Premia Fund  |  11

Consolidated portfolio of investments—June 30, 2019

Reference asset	Shares	Value	% of swap basket value

Professional Services
Manpower Incorporated	3,374	$325,928	4.16%

Road & Rail
ComfortDelGro Corporation Limited	118,300	232,578	2.97
The Go-Ahead Group plc	3,387	84,822	1.08

Transportation Infrastructure
Japan Airport Terminal Company Limited	8,300	353,740	4.51
Kamigumi Company Limited	25,700	607,847	7.75

		4,132,552

Information Technology
Electronic Equipment, Instruments & Components
Arrow Electronics Incorporated	3,666	261,276	3.33
CDW Corporation of Delaware	3,094	343,434	4.38
Daiwabo Company Limited	1,900	90,405	1.15

Semiconductors & Semiconductor Equipment
ASM Pacific Technology	8,600	88,073	1.12

Technology Hardware, Storage & Peripherals
Dell Technologies Incorporated	4,919	249,885	3.19

		1,033,073

Materials
Chemicals
Daicel Corporation	18,100	160,829	2.05
Johnson Matthey plc	6,948	293,738	3.75
Kaneka Corporation	5,900	221,630	2.83

Construction Materials
Taiheiyo Cement Corporation	14,300	432,389	5.51

Metals & Mining
Asahi Holdings Incorporated	6,300	127,794	1.63
Kobe Steel Limited	53,700	351,143	4.48
Maruichi Steel Tube Limited	3,500	97,162	1.24
Mitsubishi Materials Corporation	18,200	517,396	6.60
Steel Dynamics Incorporated	7,100	214,420	2.73

Paper & Forest Products
West Fraser Timber Company Limited	2,900	132,206	1.69

		2,548,707

Real Estate
Equity REITs
Brookfield Property REIT Class A	14,473	273,395	3.49
Granite REIT	3,000	138,116	1.76
InterRent REIT	15,100	159,123	2.03
Link REIT	45,500	559,161	7.13
NexPoint Residential Trust Incoporated	1,985	82,179	1.05
RioCan REIT	5,300	105,187	1.34
Smart REIT	20,500	519,877	6.63

Real Estate Management & Development
Jones Lang LaSalle Incorporated	1,552	218,351	2.78
Swire Pacific Limited Class A	44,500	546,872	6.97

		2,602,261

Utilities
Electric Utilities
OGE Energy Corporation	4,898	208,459	2.66

Gas Utilities
UGI Corporation	7,052	376,647	4.80

12  |  Wells Fargo Alternative Risk Premia Fund

Consolidated portfolio of investments—June 30, 2019

Reference asset		Shares	Value	% of swap basket value

Independent Power & Renewable Electricity Producers
AES Corporation		8,230	$137,935	1.76%

			723,041

	Dividend yield

Preferred Stock

Materials
Chemicals
Fuchs Petrolub SE	2.71%	8,810	346,417	4.42

Short positions

Common Stocks

Communication Services
Entertainment
Netflix Incorporated		(550)	(202,026)	(2.58)
Nintendo Company Limited		(1,200)	(439,531)	(5.61)

Interactive Media & Services
Facebook Incorporated Class A		(1,290)	(248,970)	(3.18)

Wireless Telecommunication Services
Vodafone Group plc		(233,935)	(384,191)	(4.90)

			(1,274,718)

Consumer Discretionary
Automobiles
Toyota Motor Corporation		(9,500)	(589,306)	(7.52)

Hotels, Restaurants & Leisure
Accor SA		(7,729)	(331,771)	(4.23)
William Hill plc		(45,938)	(90,163)	(1.15)

Household Durables
Neinor Homes SA		(8,641)	(105,135)	(1.34)

Internet & Direct Marketing Retail
Amazon.com Incorporated		(111)	(210,193)	(2.68)
Delivery Hero SE		(6,869)	(311,570)	(3.97)

Specialty Retail
Nitori Holdings Company Limited		(4,300)	(569,531)	(7.26)
USS Company Limited		(7,400)	(145,714)	(1.86)

Textiles, Apparel & Luxury Goods
Compagnie Financière Richemont SA		(3,951)	(335,281)	(4.28)
EssilorLuxottica SA		(4,891)	(638,189)	(8.14)

			(3,326,853)

Consumer Staples
Beverages
Anheuser Busch InBev SA		(4,897)	(433,443)	(5.53)

Food Products
Kagome Company Limited		(4,100)	(95,260)	(1.21)
The Kraft Heinz Company		(11,403)	(353,949)	(4.51)

			(882,652)

Energy
Energy Equipment & Services
Dril-Quip Incorporated		(1,685)	(80,880)	(1.03)
Schlumberger Limited		(5,885)	(233,870)	(2.98)

Oil, Gas & Consumable Fuels
Enbridge Incorporated		(6,900)	(249,223)	(3.18)

			(563,973)

Wells Fargo Alternative Risk Premia Fund  |  13

Consolidated portfolio of investments—June 30, 2019

Reference asset	Shares	Value	% of swap basket value

Financials
Banks
Barclays plc	(110,199)	$(209,641)	(2.67	) %
CYBG plc	(35,829)	(87,498)	(1.12)
Japan Post Bank Company Limited	(44,500)	(451,542)	(5.76)

Capital Markets
Credit Suisse Group AG	(31,394)	(376,426)	(4.80)
DWS Group GmbH & Company KGaA	(2,667)	(93,345)	(1.19)
The Charles Schwab Corporation	(7,263)	(291,900)	(3.72)
UBS Group AG	(25,398)	(301,800)	(3.85)

Insurance
American International Group Incorporated	(9,252)	(492,947)	(6.29)
CNO Financial Group Incorporated	(5,773)	(96,294)	(1.23)
Japan Post Holdings Company Limited	(55,100)	(623,494)	(7.95)
Manulife Financial Corporation	(10,700)	(194,464)	(2.48)
Prudential plc	(15,793)	(344,166)	(4.39)

		(3,563,517)

Health Care
Biotechnology
Alnylam Pharmaceuticals Incorporated	(2,670)	(193,735)	(2.47)

Health Care Providers & Services
Fresenius SE & Company KGaA	(5,072)	(274,988)	(3.51)
Mediclinic International plc	(24,451)	(94,676)	(1.21)
Miraca Holdings Incorporated	(4,600)	(104,531)	(1.33)

Life Sciences Tools & Services
Perkinelmer Incorporated	(961)	(92,583)	(1.18)

Pharmaceuticals
Bayer AG	(4,986)	(345,504)	(4.41)
Takeda Pharmaceutical Company Limited	(11,000)	(390,048)	(4.97)

		(1,496,065)

Industrials
Commercial Services & Supplies
Elis SA	(6,115)	(110,906)	(1.41)

Electrical Equipment
Melrose Industries plc	(75,884)	(174,283)	(2.22)
Nidec Corporation	(1,100)	(150,234)	(1.92)

Industrial Conglomerates
General Electric Company	(21,934)	(230,307)	(2.94)

Machinery
FANUC Corporation	(2,400)	(443,649)	(5.66)
Trelleborg AB Class B	(7,005)	(99,461)	(1.27)

Transportation Infrastructure
Transurban Group Stapled Security	(62,052)	(642,128)	(8.19)

		(1,850,968)

Information Technology
Electronic Equipment, Instruments & Components
Keyence Corporation	(600)	(368,019)	(4.69)

IT Services
Worldline SA	(1,584)	(115,275)	(1.47)
Worldpay Incorporated Class A	(863)	(105,761)	(1.35)

Semiconductors & Semiconductor Equipment
ASML Holding NV	(1,736)	(362,704)	(4.63)
Nvidia Corporation	(1,189)	(195,269)	(2.49)

14  |  Wells Fargo Alternative Risk Premia Fund

Consolidated portfolio of investments—June 30, 2019

Reference asset		Shares	Value	% of swap basket value

Software
Microsoft Corporation		(1,909)	$(255,730)	(3.26	) %
Tyler Technologies Incorporated		(509)	(109,954)	(1.40)

Technology Hardware, Storage & Peripherals
Apple Incorporated		(1,162)	(229,983)	(2.93)
Canon Incorporated		(21,300)	(621,526)	(7.93)

			(2,364,221)

Materials
Chemicals
BASF SE		(3,592)	(261,079)	(3.33)
Corteva Incorporated		(3,471)	(102,637)	(1.31)
Dupont De Nemours Incorporated		(3,471)	(260,568)	(3.32)
Nutrien Limited		(5,900)	(315,601)	(4.02)

Metals & Mining
First Quantum Minerals Limited		(10,900)	(103,544)	(1.32)
Royal Gold Incorporated		(1,094)	(112,124)	(1.43)

			(1,155,553)

Real Estate
Equity REITs
Cominar REIT		(13,600)	(129,919)	(1.66)
Land Securities Group plc		(9,114)	(96,437)	(1.23)

Real Estate Management & Development
Capital & Counties Properties plc		(39,310)	(108,130)	(1.38)
The Howard Hughes Corporation		(951)	(117,772)	(1.50)

			(452,258)

Utilities
Electric Utilities
Power Assets Holdings Limited		(71,500)	(514,395)	(6.56)

	Dividend yield

Preferred Stock

Consumer Discretionary
Automobiles
Porsche Automobil Holding SE	3.86%	(4,710)	(306,027)	(3.90)

Wells Fargo Alternative Risk Premia Fund  |  15

Consolidated portfolio of investments—June 30, 2019

Investments in Affiliates

An affiliated investment is an investment in which the Fund owns at least 5% of the outstanding voting shares of the issuer or as a result of other relationships, such as the Fund and the issuer having the same investment manager. Transactions with issuers that were either affiliated persons of the Fund at the beginning of the period or the end of the period were as follows:

	Shares, beginning of period	Shares purchased	Shares sold	Shares, end of period	Net realized gains (losses)	Net change in unrealized gains (losses)	Income from affiliated securities	Value, end of period	% of net assets
Short-Term Investments
Investment Companies
Wells Fargo Government Money Market Fund Select Class	0	20,272,652	17,889,432	2,383,220	$0	$0	$22,316	$2,383,220	6.12%

Abbreviations:

AUD	Australian dollar

BRL	Brazilian real

CAD	Canadian dollar

CHF	Swiss franc

CLP	Chilean peso

CZK	Czech koruna

EUR	Euro

GBP	Great British pound

HUF	Hungarian forint

IDR	Indonesian rupiah

INR	Indian repee

JPY	Japanese yen

KRW	Republic of Korea won

MXN	Mexican peso

NOK	Norwegian krone

NZD	New Zealand dollar

PLN	Polish zloty

RUB	Russian ruble

SEK	Swedish krona

TRY	Turkish lira

ZAR	South African rand

The accompanying notes are an integral part of these financial statements.

16  |  Wells Fargo Alternative Risk Premia Fund

Consolidated statement of assets and liabilities—June 30, 2019

Assets
Investments in unaffiliated securities, at value (cost $37,011,610)	$37,029,017
Investments in affiliated securities, at value (cost $2,383,220)	2,383,220
Due from broker (including foreign currency), at value (cost $57,872)	57,865
Receivable for dividends	4,827
Receivable for daily variation margin on open futures contracts	167,512
Unrealized gains on forward foreign currency contracts	312,140
Unrealized gains on swap contracts	17,744
Receivable from manager	12,487
Prepaid expenses and other assets	34,857

Total assets	40,019,669

Liabilities
Unrealized losses on forward foreign currency contracts	352,332
Overdraft due to custodian bank	320,230
Payable for daily variation margin on open futures contracts	181,636
Payable for investments purchased	177,529
Trustees’ fees and expenses payable	2,821
Administration fees payable	970
Accrued expenses and other liabilities	3,214

Total liabilities	1,038,732

Total net assets	$38,980,937

Net assets consist of
Paid-in capital	$38,280,882
Total distributable earnings	700,055

Total net assets	$38,980,937

Computation of net asset value per share
Net assets – Class R6	$38,956,584
Shares outstanding – Class R6[1]	3,997,500
Net asset value per share – Class R6	$9.75
Net assets – Institutional Class	$24,353
Shares outstanding – Institutional Class[1]	2,500
Net asset value per share – Institutional Class	$9.74

[1]	The Fund has an unlimited number of authorized shares.

The accompanying notes are an integral part of these financial statements.

Wells Fargo Alternative Risk Premia Fund  |  17

Consolidated statement of operations—year ended June 30, 20191

Investment income
Interest	$373,383
Income from affiliated securities	22,316

Total investment income	395,699

Expenses
Management fee	98,818
Administration fees
Class R6	4,938
Institutional Class	14
Custody and accounting fees	9,578
Professional fees	64,175
Registration fees	18,494
Shareholder report expenses	40,666
Trustees’ fees and expenses	8,745
Other fees and expenses	11,241

Total expenses	256,669
Less: Fee waivers and/or expense reimbursements	(154,547)

Net expenses	102,122

Net investment income	293,577

Realized and unrealized gains (losses) on investments
Net realized gains (losses) on:
Unaffiliated securities and foreign currency	(12,327)
Futures contracts	(951,286)
Forward foreign currency contracts	333,356
Swap contracts	(1,005,675)

Net realized losses on investments	(1,635,932)

Net change in unrealized gains (losses) on:
Unaffiliated securities	17,400
Futures contracts	328,340
Forward foreign currency contracts	(40,192)
Swap contracts	17,744

Net change in unrealized gains (losses) on investments	323,292

Net realized and unrealized gains (losses) on investments	(1,312,640)

Net decrease in net assets resulting from operations	$(1,019,063)

[1]	For the period from January 29, 2019 (commencement of operations) to June 30, 2019

The accompanying notes are an integral part of these financial statements.

18  |  Wells Fargo Alternative Risk Premia Fund

Consolidated statement of changes in net assets

	Year ended June 30, 2019[1]

Operations
Net investment income		$293,577
Net realized losses on investments		(1,635,932)
Net change in unrealized gains (losses) on investments		323,292

Net decrease in net assets resulting from operations		(1,019,063)

Capital share transactions	Shares
Proceeds from shares sold
Class R6	3,997,500	39,975,000
Institutional Class	2,500	25,000

		40,000,000

Net increase in net assets resulting from capital share transactions		40,000,000

Total increase in net assets		38,980,937

Net assets
Beginning of period		0

End of period		$38,980,937

[1]	For the period from January 29, 2019 (commencement of operations) to June 30, 2019

The accompanying notes are an integral part of these financial statements.

Wells Fargo Alternative Risk Premia Fund  |  19

Consolidated financial highlights

(For a share outstanding throughout the period)

CLASS R6	Year ended June 30, 2019[1]
Net asset value, beginning of period	$10.00
Net investment income	0.07
Net realized and unrealized gains (losses) on investments	(0.32)

Total from investment operations	(0.25)
Net asset value, end of period	$9.75
Total return[2]	(2.50)%
Ratios to average net assets (annualized)
Gross expenses	1.56%
Net expenses	0.62%
Net investment income	1.78%
Supplemental data
Portfolio turnover rate	0%
Net assets, end of period (000s omitted)	$38,957

[1]	For the period from January 29, 2019 (commencement of class operations) to June 30, 2019

[2]	Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

20  |  Wells Fargo Alternative Risk Premia Fund

Consolidated financial highlights

(For a share outstanding throughout the period)

INSTITUTIONAL CLASS	Year ended June 30, 2019[1]
Net asset value, beginning of period	$10.00
Net investment income	0.07
Net realized and unrealized gains (losses) on investments	(0.33)

Total from investment operations	(0.26)
Net asset value, end of period	$9.74
Total return[2]	(2.60)%
Ratios to average net assets (annualized)
Gross expenses	1.68%
Net expenses	0.72%
Net investment income	1.69%
Supplemental data
Portfolio turnover rate	0%
Net assets, end of period (000s omitted)	$24

[1]	For the period from January 29, 2019 (commencement of class operations) to June 30, 2019

[2]	Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

Wells Fargo Alternative Risk Premia Fund  |  21

Notes to consolidated financial statements

1. ORGANIZATION

Wells Fargo Funds Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the Wells Fargo Alternative Risk Premia Fund (the “Fund”) which is a diversified series of the Trust.

2. INVESTMENT IN SUBSIDIARY

The Fund invests in direct or indirect investments in various derivatives, including commodity-linked derivatives, through Alt Risk Premia Special Investments (Cayman) Ltd. (the “Subsidiary”), a wholly owned subsidiary incorporated on October 2, 2018 under the laws of the Cayman Islands as an exempted segregated portfolio company with limited liability. As of June 30, 2019, the Subsidiary had $2,076,157 invested in securities and futures contracts representing 87.90% of its net assets. The Fund is the sole shareholder of the Subsidiary. As of June 30, 2019, the Fund held $2,361,820 in the Subsidiary, representing 6.06% of the Fund’s net assets prior to consolidation.

The consolidated financial statements of the Fund include the financial results of the Subsidiary. The Consolidated Portfolio of Investments includes positions of the Fund and the Subsidiary and the consolidated financial statements include the accounts of the Fund and the Subsidiary. Accordingly, all interfund balances and transactions between the Fund and the Subsidiary have been eliminated in consolidation.

3. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the consolidated financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Fund may deviate from this calculation time under unusual or unexpected circumstances.

Futures contracts that are listed on a foreign or domestic exchange or market are valued at the official closing price or, if none, the last sales price. If no sale occurs on the principal exchange or market that day, a fair value price will be determined in accordance with the Fund’s Valuation Procedures.

Forward foreign currency contracts are recorded at the forward rate provided by an independent foreign currency pricing source at a time each business day specified by the Wells Fargo Asset Management Pricing Committee at Wells Fargo Funds Management, LLC (“Funds Management”).

Swaps contracts are valued at the evaluated price provided by an independent pricing service or, if a reliable price is not available, the quoted bid price from an independent broker-dealer.

Debt securities are valued at the evaluated bid price provided by an independent pricing service (e.g. taking into account various factors, including yields, maturities, or credit ratings) or, if a reliable price is not available, the quoted bid price from an independent broker-dealer.

Investments in registered open-end investment companies are valued at net asset value.

Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined in good faith by the Board of Trustees of the Fund. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Wells Fargo Asset Management Pricing Committee. The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Wells Fargo Asset Management Pricing Committee which may include items for ratification.

22  |  Wells Fargo Alternative Risk Premia Fund

Notes to consolidated financial statements

Foreign currency translation

The accounting records of the Fund are maintained in U.S. dollars. The values of other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at rates provided by an independent foreign currency pricing source at a time each business day specified by the Wells Fargo Asset Management Pricing Committee. Purchases and sales of securities, and income and expenses are converted at the rate of exchange on the respective dates of such transactions. Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded and the U.S. dollar equivalent of the amounts actually paid or received. Net unrealized foreign exchange gains and losses arise from changes in the fair value of assets and liabilities other than investments in securities resulting from changes in exchange rates. The changes in net assets arising from changes in exchange rates of securities and the changes in net assets resulting from changes in market prices of securities are not separately presented. Such changes are included in net realized and unrealized gains or losses from investments.

Forward foreign currency contracts

A forward foreign currency contract is an agreement between two parties to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund enters into forward foreign currency contracts to facilitate transactions in foreign-denominated securities and to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. Forward foreign currency contracts are recorded at the forward rate and marked-to-market daily. When the contracts are closed, realized gains and losses arising from such transactions are recorded as realized gains or losses on forward foreign currency contracts. The Fund is subject to foreign currency risk and may be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably. The Fund’s maximum risk of loss from counterparty credit risk is the unrealized gains on the contracts. This risk may be mitigated if there is a master netting arrangement between the Fund and the counterparty.

Futures contracts

Futures contracts are agreements between the Fund and a counterparty to buy or sell a specific amount of a commodity, financial instrument or currency at a specified price and on a specified date. The Fund may buy and sell futures contracts in order to gain exposure to, or protect against, changes in interest rates, security values, commodities, and foreign exchange rates and is subject to interest rate risk, equity price risk, commodity risk, and foreign currency risk. The primary risks associated with the use of futures contracts are the imperfect correlation between changes in market values of securities held by the Fund and the prices of futures contracts, and the possibility of an illiquid market. Futures contracts are generally entered into on a regulated futures exchange and cleared through a clearinghouse associated with the exchange. With futures contracts, there is minimal counterparty risk to the Fund since futures contracts are exchange traded and the exchange’s clearinghouse, as the counterparty to all exchange traded futures, guarantees the futures contracts against default.

Upon entering into a futures contracts, the Fund is required to deposit either cash or securities (initial margin) with the broker in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are paid to or from the broker each day equal to the daily changes in the contract value. Such payments are recorded as unrealized gains or losses and, if any, shown as variation margin receivable (payable) in the Consolidated Statement of Assets and Liabilities. Should the Fund fail to make requested variation margin payments, the broker can gain access to the initial margin to satisfy the Fund’s payment obligations. When the contracts are closed, a realized gain or loss is recorded in the Consolidated Statement of Operations.

Swap contracts

Swap contracts are agreements between the Fund and a counterparty to exchange a series of cash flows over a specified period. Swap agreements are privately negotiated contracts between the Fund that are entered into as bilateral contracts in the OTC market (“OTC swaps”) or centrally cleared (“centrally cleared swaps”) with a central clearinghouse.

The Fund entered into OTC swaps. For OTC swaps, any upfront premiums paid and any upfront fees received are shown as swap premiums paid and swap premiums received, respectively, in the Consolidated Statement of Assets and Liabilities and amortized over the term of the contract. The daily fluctuations in market value are recorded as unrealized gains or losses on OTC swaps in the Consolidated Statement of Assets and Liabilities. Payments received or paid are recorded in the Consolidated Statement of Operations as realized gains or losses, respectively. When an OTC swap is terminated, a realized gain or loss is recorded in the Consolidated Statement of Operations equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract, if any. Generally, the basis of the contract is the premium received or paid.

Wells Fargo Alternative Risk Premia Fund  |  23

Notes to consolidated financial statements

Total return basket swaps

The Fund may enter into total return basket swap contracts to obtain exposure to a custom basket of long and short securities without owning such securities. The Fund has the ability to trade in and out of the long and short positions within the swap and receives the economic benefits and risks equivalent to direct investments in these positions. Under the terms of the contract, the Fund and the counterparty exchange periodic payments based on the total return of reference assets within a basket for a specified interest rate. Benefits and risks include capital appreciation (depreciation), corporate actions and dividends received and paid, all of which are reflected in the swap’s market value. The market value also includes interest charges and credits (“financing fees”) related to the notional values of the long and short positions and cash balances within the swap. To the extent the total return of the reference assets exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from, or make a payment to, the counterparty. Positions within the swap are reset periodically. During a reset, any unrealized appreciation (depreciation) on positions and accrued financing fees become available for cash settlement between the Fund and the counterparty. The amounts that are available for cash settlement are recorded as realized gains or losses on swap contracts in the Consolidated Statement of Operations. Cash settlement in and out of the swap may occur at a reset date or any other date, at the discretion of the Fund and the counterparty, over the life of the agreement. Certain swaps have no stated expiration and can be terminated by either party at any time.

The Fund is exposed to risks if the counterparty defaults on its obligation to perform, or if there are unfavorable changes in the fluctuation of interest rates or in the price of the reference securities in the basket. In addition to counterparty credit risk, the Fund is subject to liquidity risk if there is no market for the contracts and is exposed to the market risk associated with the reference securities in the basket.

Security transactions and income recognition

Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.

Interest income is accrued daily and bond discounts are accreted and premiums are amortized daily. To the extent debt obligations are placed on non-accrual status, any related interest income may be reduced by writing off interest receivables when the collection of all or a portion of interest has been determined to be doubtful based on consistently applied procedures and the fair value has decreased. If the issuer subsequently resumes interest payments or when the collectability of interest is reasonably assured, the debt obligation is removed from non-accrual status.

Distributions to shareholders

Distributions to shareholders from net investment income and any net realized gains are recorded on the ex-dividend date and paid at least annually. Such distributions are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles. Dividend sources are estimated at the time of declaration. The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made prior to the Fund’s fiscal year end may be categorized as a tax return of capital at year end.

Federal and other taxes

The Fund intends to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.

The Subsidiary is classified as a controlled foreign corporation under Subchapter N of the Internal Revenue Code. Therefore, the Fund is required to increase its taxable income by its share of the Subsidiary’s income. Net investment losses of the Subsidiary cannot be deducted by the Fund in the current period nor carried forward to offset taxable income in future periods.

The Fund is not subject to examination by federal and state tax authorities for taxes before 2019, the year the Fund commenced operations.

As of June 30, 2019, the aggregate cost of all investments for federal income tax purposes was $39,730,455 and the unrealized gains (losses) consisted of:

Gross unrealized gains	$426,866

Gross unrealized losses	(439,192)

Net unrealized losses	$(12,326)

Reclassifications are made to the Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under federal income tax regulations. U.S. generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax

24  |  Wells Fargo Alternative Risk Premia Fund

Notes to consolidated financial statements

reporting. These reclassifications have no effect on net assets or net asset values per share. The primary permanent differences causing such reclassifications are due to foreign currency transactions, net operating losses, and losses from a controlled foreign corporation. At June 30, 2019, as a result of permanent book-to-tax differences, the following reclassification adjustments were made on the Consolidated Statement of Assets and Liabilities:

Paid-in capital	Total distributable earnings

$(1,719,118)	$1,719,118

Class allocations

The separate classes of shares offered by the Fund differ principally in administration fees. Class specific expenses are charged directly to that share class. Investment income, common fund-level expenses, and realized and unrealized gains (losses) on investments are allocated daily to each class of shares based on the relative proportion of net assets of each class.

4. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

∎	Level 1 – quoted prices in active markets for identical securities

∎	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

∎	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities as of June 30, 2019:

	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total

Assets

Investments in:

Short-term investments

Investment companies	$2,383,220	$0	$0	$2,383,220

U.S. Treasury securities	37,029,017	0	0	37,029,017

	39,412,237	0	0	39,412,237

Futures contracts	588,562	0	0	588,562

Forward foreign currency contracts	0	312,140	0	312,140

Swap contracts	0	17,744	0	17,744

Total assets	$40,000,799	$329,884	$0	$40,330,683

Liabilities
Futures contracts	$260,222	$0	$0	$260,222

Forward foreign currency contracts	0	352,332	0	352,332

Total liabilities	$260,222	$352,332	$0	$612,554

Futures contracts, forward foreign currency contracts and swap contracts are reported at their cumulative unrealized gains (losses) at measurement date as reported in the tables following the Consolidated Portfolio of Investments. For futures contracts, the current day’s variation margin is reported on the Consolidated Statements of Assets and Liabilities. All other assets and liabilities are reported at their market value at measurement date.

Wells Fargo Alternative Risk Premia Fund  |  25

Notes to consolidated financial statements

At June 30, 2019, the Fund did not have any transfers into/out of Level 3.

5. TRANSACTIONS WITH AFFILIATES

Management fee

Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”), is the manager of the Fund and provides advisory and fund-level administrative services under an investment management agreement. Under the investment management agreement, Funds Management is responsible for, among other services, implementing the investment objectives and strategies of the Fund, supervising the subadvisers and providing fund-level administrative services in connection with the Fund’s operations. As compensation for its services under the investment management agreement, Funds Management is entitled to receive a management fee at the following annual rate based on the Fund’s average daily net assets:

Average daily net assets	Management fee

First $500 million	0.600%

Next $500 million	0.575

Next $2 billion	0.550

Next $2 billion	0.525

Next $5 billion	0.490

Over $10 billion	0.480

For the period from January 29, 2019 (commencement of operations) to June 30, 2019, the management fee was equivalent to an annual rate of 0.60% of the Fund’s average daily net assets.

The Subsidiary has entered into a separate advisory contract with Funds Management to manage the investment and reinvestment of its assets in conformity with its investment objectives and restrictions. Under this agreement, the Subsidiary does not pay Funds Management a fee for its services.

Funds Management has retained the services of certain subadvisers to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Funds Management. Wells Capital Management Incorporated (“WellsCap”) and Wells Fargo Asset Management (International) Limited (“WFAM(I) Ltd”), each an affiliate of Funds Management and an indirect wholly owned subsidiary of Wells Fargo, serve as subadvisers to the Fund. WellsCap receives a subadvisory fee at an annual rate starting at 0.20% and declining to 0.10% as the average daily net assets of the Fund increase. WFAM(I) Ltd receives a subadvisory fee for its asset allocation services at an annual rate of 0.10% of the Fund’s average daily net assets and a fee for portfolio management services on the assets it co-manages with WellsCap at an annual rate starting at 0.15% and declining to 0.075%. Effective August 1, 2019, Wells Fargo Asset Management (International), LLC, the existing subadviser to the Fund, had merged with WFAM(I) Ltd and WFAM(I) Ltd became the subadviser to the Fund. This transaction did not result in any changes to the services provided to the Fund or to the strategies or fees and expenses.

Administration fees

Under a class-level administration agreement, Funds Management provides class-level administrative services to the Fund, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers. As compensation for its services under the class-level administration agreement, Funds Management receives an annual fee which is calculated based on the average daily net assets of each class as follows:

Class-level administration fee

Class R6	0.03%

Institutional Class	0.13

Funds Management has contractually waived and/or reimbursed management and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. When each class of the Fund has exceeded its expense cap, Funds Management has waived fees and/or reimbursed expenses from fund-level expenses on a proportionate basis and then from class specific expenses. When only certain classes exceed their expense caps, waivers and/or reimbursements are applied against class specific expenses before fund-level expenses. Funds Management has committed through December 4, 2019 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s expenses at 0.62% for Class R6 shares and

26  |  Wells Fargo Alternative Risk Premia Fund

Notes to consolidated financial statements

0.72% for Institutional Class shares. Prior to or after the commitment expiration date, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees.

Interfund transactions

The Fund may purchase or sell portfolio investment securities to certain other Wells Fargo affiliates pursuant to Rule 17a-7 under the 1940 Act and under procedures adopted by the Board of Trustees. The procedures have been designed to ensure that these interfund transactions, which do not incur broker commissions, are effected at current market prices.

6. INVESTMENT PORTFOLIO TRANSACTIONS

For the period from January 29, 2019 (commencement of operations) to June 30, 2019, the Fund did not have any purchases and sales of securities, excluding any short-term securities.

7. DERIVATIVE TRANSACTIONS

During the period from January 29, 2019 (commencement of operations) to June 30, 2019, the Fund entered into futures contracts, forward foreign currency contracts, and swap contracts to gain market exposures as a substitute for taking a position in the underlying security or basket of securities aiming to achieve Fund’s risk return objective.

The volume of the Fund’s derivative activity during the period from January 29, 2019 (commencement of operations) to June 30, 2019 was as follows:

Futures contracts

Average notional balance on long futures	$26,983,935

Average notional balance on short futures	18,554,061
Forward foreign currency contracts

Average contract amounts to buy	$13,325,627

Average contract amounts to sell	17,532,658
Swap contracts

Average notional balance	$3,240,003

The Fund’s swap transactions may contain provisions for early termination in the event the net assets of the Fund declines below specific levels identified by the counterparty. If these levels are triggered, the counterparty may terminate the transaction and seek payment or request full collateralization of the derivative transactions in net liability positions.

A summary of the location of derivative instruments on the financial statements by primary risk exposure is outlined in the following tables.

The fair value of derivative instruments as of June 30, 2019 by risk type was as follows for the Fund:

	Asset derivatives			Liability derivatives

	Consolidated Statement of Assets and Liabilities location	Fair value		Consolidated Statement of Assets and Liabilities location	Fair value

Interest rate risk	Unrealized gains on futures contracts	$177,054	*	Unrealized losses on futures contracts	$32,009	*

Commodity risk	Unrealized gains on futures contracts	295,543	*	Unrealized losses on futures contracts	217,779	*

Equity risk	Unrealized gains on futures contracts	115,965	*	Unrealized losses on futures contracts	10,434	*

	Unrealized gains on swaps contracts	17,744		Unrealized losses on swaps contracts	0

Foreign currency risk	Unrealized gains on forward foreign currency contracts	312,140		Unrealized losses on forward foreign currency contracts	352,332

		$918,446			$612,554

*	Amount represents cumulative unrealized gains (losses) as reported in the table following the Consolidated Portfolio of Investments.
Only the current day’s variation margin as of June 30, 2019 is reported separately on the Consolidated Statement of Assets and Liabilities.

Wells Fargo Alternative Risk Premia Fund  |  27

Notes to consolidated financial statements

The effect of derivative instruments on the Consolidated Statement of Operations for the period from January 29, 2019 (commencement of operations) to June 30, 2019 was as follows for the Fund:

	Amount of realized gains (losses) on derivatives

	Futures contracts	Forward foreign currency contracts	Swap contracts	Total

Interest rate risk	$237,255	$0	$0	$237,255

Commodity risk	(1,066,075)	0	0	(1,066,075)

Equity risk	(122,466)	0	(1,005,675)	(1,128,141)

Foreign currency risk	0	333,356	0	333,356

	$(951,286)	$333,356	$(1,005,675)	$(1,623,605)

	Change in unrealized gains (losses) on derivatives

	Futures contracts	Forward foreign currency contracts	Swap contracts	Total

Interest rate risk	$145,045	$0	$0	$145,045

Commodity risk	77,764	0	0	77,764

Equity risk	105,531	0	17,744	123,275

Foreign currency risk	0	(40,192)	0	(40,192)

	$328,340	$(40,192)	$17,744	$305,892

For certain types of derivative transactions, the Fund has entered into International Swaps and Derivatives Association, Inc. master agreements (“ISDA Master Agreements”) or similar agreements with approved counterparties. The ISDA Master Agreements or similar agreements may have requirements to deliver/deposit securities or cash to/with an exchange or broker-dealer as collateral and allows the Fund to offset, with each counterparty, certain derivative financial instrument’s assets and/or liabilities with collateral held or pledged. Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearinghouse for exchange traded derivatives while collateral terms are contract specific for over-the-counter traded derivatives. Cash collateral that has been pledged to cover obligations of the Fund under ISDA Master Agreements or similar agreements, if any, are reported separately in the Consolidated Statement of Assets and Liabilities. Securities pledged as collateral, if any, are noted in the Consolidated Portfolio of Investments. With respect to balance sheet offsetting, absent an event of default by the counterparty or a termination of the agreement, the reported amounts of financial assets and financial liabilities in the Consolidated Statement of Assets and Liabilities are not offset across transactions between the Fund and the applicable counterparty. A reconciliation of the gross amounts on the Consolidated Statement of Assets and Liabilities to the net amounts by counterparty, including any collateral exposure, for OTC derivatives is as follows:

Counterparty	Gross amounts of assets in the Consolidated Statement of Assets and Liabilities	Amounts subject to netting agreements	Collateral received	Net amount of assets

Goldman Sachs	$329,884	$(329,884)	$0	$0

Counterparty	Gross amounts of liabilities in the Consolidated Statement of Assets and Liabilities	Amounts subject to netting agreements	Collateral pledged[1]	Net amount of liabilities

Goldman Sachs	$352,332	$(329,884)	$22,448	$0

[1]	Collateral pledged within this table is limited to the collateral for the net transaction with the counterparty.

28  |  Wells Fargo Alternative Risk Premia Fund

Notes to consolidated financial statements

8. DISTRIBUTIONS TO SHAREHOLDERS

For period from January 29, 2019 (commencement of operations) to June 30, 2019, the Fund did not have any distributions paid to shareholders.

As of June 30, 2019, the components of distributable earnings on a tax basis were as follows:

Undistributed long-term gain	Unrealized losses

$712,388	$(12,333)

9. INDEMNIFICATION

Under the Trust’s organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Trust may enter into contracts with service providers that contain a variety of indemnification clauses. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

10. NEW ACCOUNTING PRONOUNCEMENT

In August 2018, FASB issued Accounting Standards Update (“ASU”) No. 2018-13, Fair Value Measurement (Topic 820) Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement. ASU 2018-13 updates the disclosure requirements for fair value measurements by modifying or removing certain disclosures and adding certain new disclosures. The amendments are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. Early adoption is permitted. Management has adopted the removal and modification of disclosures early, as permitted, and will adopt the additional new disclosures at the effective date.

Wells Fargo Alternative Risk Premia Fund  |  29

Report of independent registered public accounting firm

TO THE SHAREHOLDERS OF THE FUND AND BOARD OF TRUSTEES OF WELLS FARGO FUNDS TRUST:

Opinion on the Financial Statements

We have audited the accompanying consolidated statement of assets and liabilities of Wells Fargo Alternative Risk Premia Fund (the Fund), one of the funds constituting Wells Fargo Funds Trust, including the consolidated portfolio of investments, as of June 30, 2019, the related consolidated statements of operations and changes in net assets for the period from January 29, 2019 (commencement of operations) to June 30, 2019, and the related consolidated notes (collectively, the consolidated financial statements) and the consolidated financial highlights for the period from the commencement of operations to June 30, 2019. In our opinion, the consolidated financial statements and consolidated financial highlights present fairly, in all material respects, the financial position of the Fund as of June 30, 2019, the results of its operations, the changes in its net assets, and the financial highlights for the period from the commencement of operations to June 30, 2019, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These consolidated financial statements and consolidated financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these consolidated financial statements and consolidated financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements and consolidated financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the consolidated financial statements and consolidated financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the consolidated financial statements and consolidated financial highlights. Such procedures also included confirmation of securities owned as of June 30, 2019, by correspondence with the custodian and brokers, or by other appropriate auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements and consolidated financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have not been able to determine the specific year that we began serving as the auditor of one or more Wells Fargo Funds investment companies; however we are aware that we have served as the auditor of one or more Wells Fargo Funds investment companies since at least 1955.

Boston, Massachusetts

August 28, 2019

30  |  Wells Fargo Alternative Risk Premia Fund

Other information (unaudited)

PROXY VOTING INFORMATION

A description of the policies and procedures used to determine how to vote proxies relating to portfolio securities is available, upon request, by calling 1-800-222-8222, visiting our website at wfam.com, or visiting the SEC website at sec.gov. Information regarding how the proxies related to portfolio securities were voted during the most recent 12-month period ended June 30 is available on the website at wfam.com or by visiting the SEC website at sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT, which is available by visiting the SEC website at sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Wells Fargo Alternative Risk Premia Fund  |  31

Other information (unaudited)

BOARD OF TRUSTEES AND OFFICERS

Each of the Trustees and Officers1 listed in the table below acts in identical capacities for each fund in the Wells Fargo family of funds, which consists of 152 mutual funds comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information2. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

Independent Trustees

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships

William R. Ebsworth (Born 1957)	Trustee, since 2015	Retired. From 1984 to 2013, equities analyst, portfolio manager, research director and chief investment officer at Fidelity Management and Research Company in Boston, Tokyo, and Hong Kong, and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. where he led a team of investment professionals managing client assets. Prior thereto, Board member of Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life Insurance Company. Audit Committee Chair and Investment Committee Chair of the Vincent Memorial Hospital Endowment (non-profit organization). Mr. Ebsworth is a CFA® charterholder.	N/A

Jane A. Freeman (Born 1953)	Trustee, since 2015; Chair Liaison, since 2018	Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens & Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead Independent Director and chair of the Audit Committee. Board member of the Russell Exchange Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is a Board Member of The Ruth Bancroft Garden (non-profit organization). She is also an inactive Chartered Financial Analyst.	N/A

Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009; Audit Committee Chairman, since 2019	Retired. Chairman of the Board of CIGNA Corporation since 2009, and Director since 2005. From 2003 to 2011, Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (private school). Advisory Board Member, Child Evangelism Fellowship (non-profit). Mr. Harris is a certified public accountant (inactive status).	CIGNA Corporation

Judith M. Johnson (Born 1949)	Trustee, since 2008; Audit Committee Chairman, from 2009 to 2018	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	N/A

32  |  Wells Fargo Alternative Risk Premia Fund

Other information (unaudited)

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships

David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business, Stanford University, Director of the Corporate Governance Research Initiative and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	N/A

Olivia S. Mitchell (Born 1953)	Trustee, since 2006; Nominating and Governance Committee Chairman, since 2018	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	N/A

Timothy J. Penny (Born 1951)	Trustee, since 1996; Chairman, since 2018	President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	N/A

James G. Polisson (Born 1959)	Trustee, since 2018	Retired. Chief Marketing Officer, Source (ETF) UK Services, Ltd, from 2015 to 2017. From 2012 to 2015, Principal of The Polisson Group, LLC, a management consulting, corporate advisory and principal investing company. Chief Executive Officer and Managing Director at Russell Investments, Global Exchange Traded Funds from 2010 to 2012. Managing Director of Barclays Global Investors from 1998 to 2010 and Global Chief Marketing Officer for iShares and Barclays Global Investors from 2000 to 2010. Trustee of the San Francisco Mechanics’ Institute, a non-profit organization, from 2013 to 2015. Board member of the Russell Exchange Traded Fund Trust from 2011 to 2012. Director of Barclays Global Investors Holdings Deutschland GmbH from 2006 to 2009. Mr. Polisson is an attorney and has a retired status with the Massachusetts and District of Columbia Bar Associations.	N/A

*	Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

Wells Fargo Alternative Risk Premia Fund  |  33

Other information (unaudited)

Officers

Name and year of birth	Position held and length of service	Principal occupations during past five years or longer

Andrew Owen (Born 1960)	President, since 2017	Executive Vice President of Wells Fargo & Company and Head of Affiliated Managers, Wells Fargo Asset Management, since 2014. In addition, Mr. Owen is currently President, Chief Executive Officer and Director of Wells Fargo Funds Management, LLC since 2017. Prior thereto, Executive Vice President responsible for marketing, investments and product development for Wells Fargo Funds Management, LLC, from 2009 to 2014.

Jeremy DePalma[1] (Born 1974)	Treasurer, since 2012	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010 and head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.

Alexander Kymn (Born 1973)	Secretary and Chief Legal Officer, since 2018	Senior Company Counsel of Wells Fargo Bank, N.A. since 2018 (previously Senior Counsel from 2007 to 2018). Vice President of Wells Fargo Funds Management, LLC from 2008 to 2014.

Michael H. Whitaker (Born 1967)	Chief Compliance Officer, since 2016	Senior Vice President and Chief Compliance Officer since 2016. Senior Vice President and Chief Compliance Officer for Fidelity Investments from 2007 to 2016.

David Berardi (Born 1975)	Assistant Treasurer, since 2009	Vice President of Wells Fargo Funds Management, LLC since 2009. Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Manager of Fund Reporting and Control for Evergreen Investment Management Company, LLC from 2004 to 2010.

[1]	Jeremy DePalma acts as Treasurer of 87 funds and Assistant Treasurer of 65 funds in the Fund Complex.

[2]

The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the website at wfam.com.

34  |  Wells Fargo Alternative Risk Premia Fund

Other information (unaudited)

BOARD CONSIDERATION OF INVESTMENT MANAGEMENT AND SUB-ADVISORY AGREEMENTS:

Wells Fargo Alternative Risk Premia Fund

Under the Investment Company Act of 1940 (the “1940 Act”), the Board of Trustees (the “Board”) of Wells Fargo Funds Trust (the “Trust”) must determine annually whether to approve the continuation of the Trust’s investment management and sub-advisory agreements. In this regard, at an in-person meeting held on May 21-22, 2019 (the “Meeting”), the Board, all the members of which have no direct or indirect interest in the investment management and sub-advisory agreements and are not “interested persons” of the Trust, as defined in the 1940 Act (the “Independent Trustees”), reviewed and approved for Wells Fargo Alternative Risk Premia Fund (the “Fund”): (i) an investment management agreement (the “Management Agreement”) with Wells Fargo Funds Management, LLC (“Funds Management”); (ii) an investment sub-advisory agreement with Wells Capital Management Incorporated (“WellsCap”), an affiliate of Funds Management; and (iii) an investment sub-advisory agreement with Wells Fargo Asset Management (International), LLC (“WFAM International”), an affiliate of Funds Management. The sub-advisory agreements with WellsCap and WFAM International (the “Sub-Advisers”) are collectively referred to as the Sub-Advisory Agreements, and the Management Agreement and Sub-Advisory Agreements are collectively referred to as the “Advisory Agreements.”

At the Meeting, the Board considered the factors and reached the conclusions described below relating to the selection of Funds Management and the Sub-Advisers and the approval of the Advisory Agreements. Prior to the Meeting, including at an in-person meeting in April 2019, the Trustees conferred extensively among themselves and with representatives of Funds Management about these matters. Also, the Board has adopted a team-based approach, with each team consisting of a sub-set of Trustees, to assist the full Board in the discharge of its duties in reviewing investment performance and other matters throughout the year. The Independent Trustees were assisted in their evaluation of the Advisory Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately.

In providing information to the Board, Funds Management and the Sub-Advisers were guided by a detailed set of requests for information submitted to them by independent legal counsel on behalf of the Independent Trustees at the start of the Board’s annual contract renewal process earlier in 2019. In considering and approving the Advisory Agreements, the Trustees considered the information they believed relevant, including but not limited to the information discussed below. The Board considered not only the specific information presented in connection with the Meeting, but also the knowledge gained over time through interaction with Funds Management and the Sub-Advisers about various topics. In this regard, the Board reviewed reports of Funds Management at each of its quarterly meetings, which included, among other things, portfolio reviews and investment performance reports. In addition, the Board and the teams mentioned above confer with portfolio managers at various times throughout the year. The Board did not identify any particular information or consideration that was all-important or controlling, and each individual Trustee may have attributed different weights to various factors.

After its deliberations, the Board unanimously approved the continuation of the Advisory Agreements for a one-year term and determined that the compensation payable to Funds Management and the Sub-Advisers under each of the Advisory Agreements was reasonable. The Board considered the approval of the Advisory Agreements for the Fund as part of its consideration of agreements for funds across the complex, but its approvals were made on a fund-by-fund basis. The following summarizes a number of important, but not necessarily all, factors considered by the Board in support of its approvals.

Nature, extent and quality of services

The Board received and considered various information regarding the nature, extent and quality of services provided to the Fund by Funds Management and the Sub-Advisers under the Advisory Agreements. This information included a description of the investment advisory services and Fund-level administrative services covered by the Management Agreement, as well as, among other things, a summary of the background and experience of senior management of Wells Fargo Asset Management (“WFAM”), of which Funds Management and the Sub-Advisers are a part, a summary of investments made in the business of WFAM, a summary of certain organizational and personnel changes involving Funds Management and the Sub-Advisers, and a description of Funds Management’s and the Sub-Advisers’ business continuity planning programs and of their approaches to data privacy and cybersecurity. The Board received and reviewed information about Funds Management’s role as administrator of the Fund’s liquidity risk management program. The Board also considered the qualifications, background, tenure and responsibilities of each of the portfolio managers primarily responsible for the day-to-day portfolio management of the Fund.

The Board evaluated the ability of Funds Management and the Sub-Advisers to attract and retain qualified investment professionals, including research, advisory and supervisory personnel. The Board further considered the compliance programs and compliance records of Funds Management and the Sub-Advisers. In addition, the Board took into account the full range of services provided to the Fund by Funds Management and its affiliates.

Wells Fargo Alternative Risk Premia Fund  |  35

Other information (unaudited)

Fund investment performance and expenses

The Board noted that the Fund had recently commenced operations and had no performance history to review. The Board noted that it would have the opportunity to review the Fund’s performance history in connection with the Board’s future review and approval of the Fund’s Advisory Agreements.

The Board, however, received and considered information from Broadridge Inc. (“Broadridge”) regarding the Fund’s net operating expense ratios and their various components, including actual management fees, custodian and other non-management fees, and Rule 12b-1 and non-Rule 12b-1 shareholder service fees. The Board considered these ratios in comparison to the median ratios of funds in class-specific expense groups that were determined by Broadridge to be similar to the Fund (the “Groups”). The Board received a description of the methodology used by Broadridge to select the mutual funds in the expense Groups and an explanation of how funds comprising expense groups and their expense ratios may vary from year-to-year. Based on the Broadridge reports, the Board noted that the net operating expense ratios of the Fund were lower than the median net operating expense ratios of the expense Groups for each share class.

The Board took into account the Fund’s expense information provided to it among the factors considered in deciding to re-approve the Advisory Agreements.

Investment management and sub-advisory fee rates

The Board reviewed and considered the contractual fee rates payable by the Fund to Funds Management under the Management Agreement, as well as the contractual fee rates payable by the Fund to Funds Management for class-level administrative services under a Class-Level Administration Agreement, which include, among other things, class-level transfer agency and sub-transfer agency costs (collectively, the “Management Rates”). The Board also reviewed and considered the contractual investment sub-advisory fee rates that are payable by Funds Management to the Sub-Advisers for investment sub-advisory services.

Among other information reviewed by the Board was a comparison of the Fund’s Management Rates with the average contractual investment management fee rates of funds in the expense Groups at a common asset level as well as transfer agency costs of the funds in the expense Groups. The Board noted that the Management Rates of the Fund were lower than the sum of these average rates for the Fund’s expense Groups for all share classes.

The Board also received and considered information about the portion of the total management fee that was retained by Funds Management after the payment of fees to each of the Sub-Advisers for sub-advisory services. In assessing the reasonableness of this amount, the Board received and evaluated information about the nature and extent of responsibilities retained and risks assumed by Funds Management and not delegated to or assumed by the Sub-Advisers, and about Funds Management’s on-going oversight services. Given the affiliation between Funds Management and the Sub-Advisers, the Board ascribed limited relevance to the allocation of fees between them.

The Board also received and considered information about the nature and extent of services offered and fee rates charged by Funds Management and the Sub-Advisers to other types of clients with investment strategies similar to those of the Fund. In this regard, the Board received information about the significantly greater scope of services, and compliance, reporting and other legal burdens and risks of managing proprietary mutual funds compared with those associated with managing assets of other types of clients, including third-party sub-advised fund clients and non-mutual fund clients such as institutional separate accounts.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board determined that the compensation payable to Funds Management under the Management Agreement and to the Sub-Advisers under the Sub-Advisory Agreements was reasonable.

Profitability

The Board received and considered information concerning the profitability of Funds Management, as well as the profitability of both WFAM and Wells Fargo & Co. (“Wells Fargo”) from providing services to the fund family as a whole. The Board noted that the Sub-Advisers’ profitability information with respect to providing services to the Fund and other funds in the family was subsumed in the WFAM and Wells Fargo profitability analysis.

Funds Management reported on the methodologies and estimates used in calculating profitability, including a description of the methodology used to allocate certain expenses. Among other things, the Board noted that the levels of profitability reported on a fund-by-fund basis varied widely, depending on factors such as the size, type and age of fund. Based on its review, the Board did not deem the profits reported by Funds Management, WFAM or Wells Fargo from services provided to the Fund to be at a level that would prevent it from approving the continuation of the Advisory Agreements.

36  |  Wells Fargo Alternative Risk Premia Fund

Other information (unaudited)

Economies of scale

The Board received and considered information about the potential for Funds Management to experience economies of scale in the provision of management services to the Fund, the difficulties of calculating economies of scale at an individual fund level, and the extent to which potential scale benefits are shared with shareholders. The Board noted the existence of breakpoints in the Fund’s management fee structure, which operate generally to reduce the Fund’s expense ratios as the Fund grows in size. The Board considered that in addition to management fee breakpoints, Funds Management shares potential economies of scale from its management business in a variety of ways, including through fee waiver and expense reimbursement arrangements, services that benefit shareholders, competitive management fee rates set at the outset without regard to breakpoints, and investments in the business intended to enhance services available to shareholders.

The Board concluded that Funds Management’s arrangements with respect to the Fund, including contractual breakpoints, constituted a reasonable approach to sharing potential economies of scale with the Fund and its shareholders.

Other benefits to Funds Management and the Sub-Advisers

The Board received and considered information regarding potential “fall-out” or ancillary benefits received by Funds Management and its affiliates, including the Sub-Advisers, as a result of their relationships with the Fund. Ancillary benefits could include, among others, benefits directly attributable to other relationships with the Fund and benefits potentially derived from an increase in Funds Management’s and the Sub-Advisers’ businesses as a result of their relationships with the Fund. The Board noted that various affiliates of Funds Management may receive distribution-related fees, shareholder servicing payments and sub-transfer agency fees in respect of shares sold or held through them and services provided.

The Board also reviewed information about soft dollar credits earned and utilized by the Sub-Advisers, fees earned by Funds Management and WellsCap from managing a private investment vehicle for the fund family’s securities lending collateral, and commissions earned by an affiliated broker from portfolio transactions.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board did not find that any ancillary benefits received by Funds Management and its affiliates, including the Sub-Advisers, were unreasonable.

Conclusion

At the Meeting, after considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board unanimously approved the continuation of the Advisory Agreements for a one-year term and determined that the compensation payable to Funds Management and the Sub-Advisers under each of the Advisory Agreements was reasonable.

Wells Fargo Alternative Risk Premia Fund  |  37

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For more information

More information about Wells Fargo Funds is available free upon request. To obtain literature, please write, visit the Fund’s website, or call:

Wells Fargo Funds

P.O. Box 219967

Kansas City, MO 64121-9967

Website: wfam.com

Individual investors: 1-800-222-8222

Retail investment professionals: 1-888-877-9275

Institutional investment professionals: 1-866-765-0778

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call 1-800-222-8222 or visit the Fund’s website at wfam.com. Read the prospectus carefully before you invest or send money.

Wells Fargo Asset Management (WFAM) is the trade name for certain investment advisory/management firms owned by Wells Fargo & Company. These firms include but are not limited to Wells Capital Management Incorporated and Wells Fargo Funds Management, LLC. Certain products managed by WFAM entities are distributed by Wells Fargo Funds Distributor, LLC (a broker-dealer and Member FINRA).

This material is for general informational and educational purposes only and is NOT intended to provide investment advice or a recommendation of any kind—including a recommendation for any specific investment, strategy, or plan.

INVESTMENT PRODUCTS: NOT FDIC INSURED  ◾  NO BANK GUARANTEE  ◾   MAY LOSE VALUE

© 2019 Wells Fargo Funds Management, LLC. All rights reserved.

404819 08-19

A295/AR295 06-19

ITEM 2. CODE OF ETHICS

(a) As of the end of the period covered by the report, Wells Fargo Funds Trust has adopted a code of ethics that applies to its President and Treasurer. A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

(c) During the period covered by this report, there were no amendments to the provisions of the code of ethics adopted in Item 2(a) above.

(d) During the period covered by this report, there were no implicit or explicit waivers to the provisions of the code of ethics adopted in Item 2(a) above.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT

The Board of Trustees of Wells Fargo Funds Trust has determined that Judith Johnson is an audit committee financial expert, as defined in Item 3 of Form N-CSR. Mrs. Johnson is independent for purposes of Item 3 of Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES

(a), (b), (c), (d) The following table presents aggregate fees billed in each of the last two fiscal years for services rendered to the Registrant by the Registrant’s principal accountant. These fees were billed to the registrant and were approved by the Registrant’s audit committee.

	Fiscal year ended June 30, 2019	Fiscal year ended June 30, 2018
Audit fees	$549,800	$591,896
Audit-related fees	—	—
Tax fees (1)	27,970	31,615
All other fees	—	—

	$577,770	$623,511

(1)	Tax fees consist of fees for tax compliance, tax advice, tax planning and excise tax.

(e) The Chairman of the Audit Committees is authorized to pre-approve: (1) audit services for the mutual funds of Wells Fargo Funds Trust; (2) non-audit tax or compliance consulting or training services provided to the Funds by the independent auditors (“Auditors”) if the fees for any particular engagement are not anticipated to exceed $50,000; and (3) non-audit tax or compliance consulting or training services provided by the Auditors to a Fund’s investment adviser and its controlling entities (where pre-approval is required because the engagement relates directly to the operations and financial reporting of the Fund) if the fee to the Auditors for any particular engagement is not anticipated to exceed $50,000. For any such pre-approval sought from the Chairman, Management shall prepare a brief description of the proposed services. If the Chairman approves of such service, he or she shall sign the statement prepared by Management. Such written statement shall be presented to the full Committees at their next regularly scheduled meetings.

(f) Not applicable

(g) Not applicable

(h) Not applicable

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable.

ITEM 6. INVESTMENTS

A Portfolio of Investments for each series of Wells Fargo Funds Trust is included as part of the report to shareholders filed under Item 1 of this Form.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees that have been implemented since the registrant’s last provided disclosure in response to the requirements of this Item.

ITEM 11. CONTROLS AND PROCEDURES

(a) The President and Treasurer have concluded that the Wells Fargo Funds Trust disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) provide reasonable assurances that material information relating to the registrant is made known to them by the appropriate persons based on their evaluation of these controls and procedures as of a date within 90 days of the filing of this report.

(b) There were no significant changes in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the most recent fiscal half-year of the period covered by this report that materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. DISCLOSURES OF SECURITIES LENDING ACTIVITES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 13. EXHIBITS

(a)(1) Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as Exhibit COE.

(a)(2) Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is filed and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Wells Fargo Funds Trust

By:
/s/ Andrew Owen

Andrew Owen
President

Date:	August 26, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the date indicated.

Wells Fargo Funds Trust

By:
/s/ Andrew Owen

Andrew Owen
President

Date:	August 26, 2019

By:
/s/ Nancy Wiser

Nancy Wiser
Treasurer

Date:	August 26, 2019

By:
/s/ Jeremy DePalma

Jeremy DePalma
Treasurer

Date:	August 26, 2019